UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report

J.P. Morgan Specialty Funds

October 31, 2021

JPMorgan Macro Opportunities Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 6, 2021 (Unaudited)

Dear Shareholders,

Equity markets largely rewarded investors with strong returns amid a global economic rebound in 2021 that withstood the emergence and spread of Covid variants, strained supply chains and accelerating inflation. Despite uneven progress against the pandemic, continued monetary and fiscal support helped bolster corporate profits and consumer spending throughout the twelve months ended October 21, 2021.

“Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals.” — Andrea L. Lisher

While leading central banks maintain accommodative policies throughout the period, select emerging market nations – particularly Brazil — raised interest rates and the U.S. Federal Reserve (the “Fed”) laid out a potential timetable for winding down its asset purchasing program and raising interest rates for the first time since the start of the pandemic. While the Fed initially insisted that price inflation fueled by the reopening of the global economy would likely be temporary, by the end of the period Fed officials conceded that inflation was stronger and more persistent than expected.

By the end of the period – and in subsequent weeks – financial market volatility increased amid investor uncertainty about the ongoing pandemic and concerns about the potential for the Fed to move more quickly to raise interest rates in the face of accelerating inflation. However, economic data point toward a continued rebound in the global economy into 2022.

Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

Globally, equity markets outperformed fixed income markets by a wide margin amid a global economic rebound from the initial economic shock of the pandemic. While the development and distribution of multiple vaccines unleashed a sharp increase in economic activity in the first half of the period, uneven success against the pandemic, supply chain constraints and inflationary pressure weighed on growth in the latter part of the period. Overall, U.S. equity outperformed both developed market and emerging market equities.

For the twelve months ended October 31, 2021, the S&P 500 returned 42.91%; the MSCI EAFE Index returned 34.18% and the MSCI Emerging Markets Index returned 16.96%. Within fixed income, the Bloomberg U.S. Aggregate Index returned -0.48%, the Bloomberg U.S. High Yield Index returned 10.53% and the Bloomberg Emerging Markets Index returned 3.01% for the period.

At the start of the period, global equity prices began to rebound amid development of the first vaccines against COVID-19 and its leading variants. The rally in equity prices was largely led by investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package—and the prospect of additional federal government spending – helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on equity markets in June.

In the following months global economic growth was increasingly hindered by uneven progress against the pandemic, supply chain bottlenecks and rising prices for both commodities and finished goods. Energy prices rose sharply amid a rebound in demand, which helped petroleum exporting nations but weighed on the economies of net importers. Extended inflationary pressures led to modest divergence in central bank policies at the end of the period. Leading central banks maintained their ultra-low interest rate policies, while monetary authorities in emerging markets—particularly Brazil—raised rates to head off rising prices.

Global equity prices largely continued their upward trajectory in the final months of the period, with the exception of a modest retreat in September 2021. While developed markets equity and emerging markets equity generally provided positive returns, equity markets slumped in select nations facing political unrest and/or rapidly rising inflationary pressures. Notably, equity prices in China were weighed down by real estate company China Evergrande’s struggles to meet debt payments as investors worried about the potential impact on financial markets. Additionally, shares of large information technology companies in China were hurt by investor uncertainty over increased domestic regulatory scrutiny.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.31%
ICE BofAML 3-Month US Treasury Bill Index	0.06%

Net Assets as of 10/31/2021 (In Thousands)	$19,187

INVESTMENT OBJECTIVE**

The JPMorgan Macro Opportunities Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares posted a positive absolute performance and outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s long equity strategies were leading contributors to absolute performance during the reporting period. The Fund’s fixed income strategies had an overall neutral impact on absolute performance and the Fund’s short bias equity strategies detracted from absolute performance.

In equity, the Fund’s exposures in the technology, financials and consumer discretionary sectors were leading contributors to absolute performance. Within the technology sector, the Fund benefitted from increased exposure to select semiconductor manufacturers that benefitted from both long term trends, including the spread of 5G networks and the transition to cloud computing, and short-term cyclical trends, particularly increased semiconductor demand across most end markets amid constrained global supply. The Fund’s exposures in the financials and consumer discretionary sectors benefitted from exposure to U.S. financial services and consumer companies that performed well in the pandemic recovery and were supported by the broader expansion in economic activity during the period.

The leading detractors from absolute performance included the Fund’s short positions in U.S. and European equity via options and futures that were held as hedges to moderate overall portfolio risk during the period.

Relative to the Benchmark, the Fund’s allocation to equity was the leading contributor to performance relative to the Benchmark, which is a fixed income index that contains no equity.

HOW WAS THE FUND POSITIONED?

During the reporting period, the portfolio managers increased the Fund’s cyclical tilt and its exposure to the value factor as investor sentiment improved amid positive vaccine developments and a recovery in global economic activity. The portfolio managers also initiated a long U.S. dollar versus short emerging markets currencies strategy.

Amid slowing economic growth and rising inflation in the latter half of the period, the portfolio managers sought to reduce the Fund’s portfolio risk and cyclical tilt by adding short-bias futures and options across the U.S., European and emerging markets, as well as exiting positions in the semiconductors and energy sectors. The portfolio managers also initiated a long Australia versus short U.S. fixed income strategy, reflecting their expectation that U.S. interest rates may rise more rapidly than rates in Australia, given the relative strength of the U.S. economy.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	HDFC Bank Ltd., ADR (India)	2.6%
2.	Microsoft Corp.	2.5
3.	Thermo Fisher Scientific, Inc.	2.5
4.	Alphabet, Inc., Class A	2.4
5.	Amazon.com, Inc.	2.3
6.	Netflix, Inc.	1.9
7.	Walt Disney Co. (The)	1.9
8.	NIKE, Inc., Class B	1.9
9.	Adobe, Inc.	1.9
10.	ServiceNow, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	14.3%
Consumer Discretionary	11.1
Financials	10.1
Communication Services	6.2
Health Care	5.9
Industrials	3.8
Utilities	1.8
Consumer Staples	1.7
Foreign Government Securities	1.3
Others (each less than 1.0%)	0.3
Short-Term Investments	43.5

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	April 15, 2020
With Sales Charge*		5.18%	4.96%
Without Sales Charge		11.00	8.68
CLASS C SHARES	April 15, 2020
With CDSC**		9.44	8.15
Without CDSC		10.44	8.15
CLASS I SHARES	April 15, 2020	11.31	8.97
CLASS R6 SHARES	September 30, 2020	11.56	9.18

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/15/20 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 15, 2020.

Returns for Class R6 Shares prior to its inception are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Macro Opportunities Fund and the ICE BofAML 3-Month US Treasury Bill Index from April 15, 2020 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.34%
S&P 500 Index	42.91%
ICE BofAML 3-Month US Treasury Bill Index	0.06%

Net Assets as of 10/31/2021 (In Thousands)	$745,654

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s long positions in the communication services sector and its short positions in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s long and short positions in the health care sector and its short positions in the financials sector were leading contributors to relative performance.

Leading individual detractors from absolute performance included the Fund’s long positions in Fidelity National Information Services Inc., Alibaba Group Holding Ltd. and Fiserv Inc. Shares of Fidelity National Information Services, an electronic payments technology provider, fell late in the period after the company lowered its earnings forecast for 2021. Shares of Alibaba Group Holding, a Chinese electronic commerce conglomerate, fell amid tighter regulatory scrutiny of large technology companies in China as well as broader investor concerns about China Evergrande Group’s struggles to meet debt payments. Shares of Fiserv, a financial service technology provider, underperformed the broader market due to a slow recovery in revenue growth across its businesses.

Leading individual contributors to absolute performance included the Fund’s long positions in Tesla Inc., Blackstone Inc. and Zscaler Inc. Shares of Tesla, a maker of electric automobiles and batteries, rose on growth in quarterly earnings and continued investor demand for large cap technology stocks. Shares of Blackstone, an investment and fund management company, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Zscaler, a cloud internet security platform provider, rose after the company reported better-than-expected results for its fourth fiscal quarter and raised its sales forecast.

HOW WAS THE FUND POSITIONED?

During the twelve months ended October 31, 2021, the Fund invested an average of 130% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or the Benchmark. The Fund’s portfolio managers sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the twelve month reporting period, the Fund’s average gross exposure was 130% and its average net exposure was 66%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Tesla, Inc.	10.0%
2.	NXP Semiconductors NV (China)	5.6
3.	American International Group, Inc.	5.0
4.	NVIDIA Corp.	5.0
5.	UnitedHealth Group, Inc.	4.8
6.	Zscaler, Inc.	4.2
7.	Thermo Fisher Scientific, Inc.	3.7
8.	Ferrari NV (Italy)	3.6
9.	Microsoft Corp.	3.2
10.	Old Dominion Freight Line, Inc.	3.2

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Sirius XM Holdings, Inc.	40.0%
2.	3M Co.	13.7
3.	Campbell Soup Co.	13.4
4.	Intel Corp.	7.7
5.	Kellogg Co.	5.8
6.	Alteryx, Inc., Class A	4.1
7.	Dow, Inc.	3.9
8.	Conagra Brands, Inc.	3.6
9.	Cummins, Inc.	2.0
10.	American Airlines Group, Inc.	2.0

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Consumer Discretionary	21.1%
Information Technology	20.1
Communication Services	13.6
Health Care	8.4
Industrials	7.8
Financials	6.4
Utilities	2.0
Materials	2.0
Consumer Staples	2.0
Others (each less than 1.0%)	0.1
Short-Term Investments	16.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Communication Services	40.0%
Consumer Staples	22.8
Industrials	21.5
Information Technology	11.8
Materials	3.9

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge*		13.68%	8.56%	8.07%
Without Sales Charge		19.99	9.74	8.88
CLASS C SHARES	August 29, 2014
With CDSC**		18.43	9.19	8.34
Without CDSC		19.43	9.19	8.34
CLASS I SHARES	August 29, 2014	20.34	10.02	9.15
CLASS R6 SHARES	August 29, 2014	20.59	10.29	9.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 29, 2014 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.01%
ICE BofAML 3-Month US Treasury Bill Index	0.06%

Net Assets as of 10/31/2021 (In Thousands)	$92,190

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2021. During the period, equity markets generally outperformed bond markets.

The Fund’s security selection in the semiconductors and consumer stable sectors was a leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the retail and industrial cyclical sectors was a leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s short positions in Take-Two Interactive Software Inc. and Spotify Technology SA and its long position in Diamondback Energy Inc. Shares of Take-Two Interactive Software, a video game publisher, fell amid delays in the rollout of a key game update and a weaker-than-expected earnings forecast. Shares of Spotify Technology, a music streaming provider, fell in the middle of the period amid signs that the company’s user growth was slowing. Shares of Diamondback Energy, an oil and gas company focused on U.S. shale deposits, rose amid a rebound in global energy demand.

Leading individual detractors from relative performance included the Fund’s short positions in AMC Entertainment Holdings Inc., Macy’s Inc. and Acuity Brands Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters, rose sharply in the first half of 2021 as users of Internet forums pushed the share price higher in response to large short positions in the stock. Shares of Macy’s, a department store operator, rose after the company reported better-than-expected earnings for the second quarter of 2021 and reinstated its quarterly dividends. Shares of Acuity Brands, a provider of lighting and building management systems, rose amid consecutive quarters of better-than-expected earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Amazon.com, Inc.	2.0%
2.	Diamondback Energy, Inc.	2.0
3.	Mastercard, Inc., Class A	1.9
4.	Wells Fargo & Co.	1.7
5.	Ingersoll Rand, Inc.	1.6
6.	Shopify, Inc., Class A (Canada)	1.5
7.	Lyft, Inc., Class A	1.3
8.	Ceridian HCM Holding, Inc.	1.3
9.	Coterra Energy, Inc.	1.2
10.	Deere & Co.	1.2

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Kroger Co. (The)	2.8%
2.	Intel Corp.	2.5
3.	Omnicom Group, Inc.	2.3
4.	Walmart, Inc.	2.1
5.	Apple, Inc.	2.0
6.	Exxon Mobil Corp.	1.9
7.	3M Co.	1.8
8.	MSCI, Inc.	1.7
9.	Walgreens Boots Alliance, Inc.	1.5
10.	Stryker Corp.	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	15.0%
Industrials	14.4
Health Care	11.4
Consumer Discretionary	10.3
Financials	8.4
Communication Services	7.5
Energy	7.3
Utilities	4.5
Materials	4.2
Real Estate	4.1
Consumer Staples	2.3
Short-Term Investments	10.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Industrials	15.0%
Information Technology	14.2
Financials	12.1
Health Care	10.7
Consumer Staples	9.8
Communication Services	9.5
Energy	7.4
Utilities	6.2
Real Estate	5.5
Consumer Discretionary	4.9
Materials	4.7

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(2.67)%	3.36%	1.31%
Without Sales Charge		2.72	4.48	1.86
CLASS C SHARES	November 2, 2009
With CDSC**		1.29	3.97	1.46
Without CDSC		2.29	3.97	1.46
CLASS I SHARES	November 2, 2009	3.01	4.76	2.12

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofAML 3-Month US Treasury Bill Index from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 49.2%

Banks — 6.9%

HDFC Bank Ltd., ADR (India)	6		453

Huntington Bancshares, Inc.	13		201

ING Groep NV (Netherlands)	5		69

Nordea Bank Abp (Finland)	8		100

Sberbank of Russia PJSC, ADR (Russia)	12		232

Signature Bank	1		261

			1,316

Building Products — 1.3%

Allegion plc	1		90

Trane Technologies plc	1		166

			256

Electric Utilities — 1.6%

Orsted A/S (Denmark) (a)	2		302

Electrical Equipment — 0.9%

Rockwell Automation, Inc.	1		171

Electronic Equipment, Instruments & Components — 0.5%

Keyence Corp. (Japan)	—	(b)	103

Entertainment — 3.4%

Netflix, Inc. *	—	(b)	328

Walt Disney Co. (The) *	2		326

			654

Health Care Equipment & Supplies — 0.5%

Abbott Laboratories	1		104

Household Durables — 1.4%

DR Horton, Inc.	1		133

Lennar Corp., Class A	1		138

			271

Insurance — 2.2%

AIA Group Ltd. (Hong Kong)	25		278

Aon plc, Class A	—	(b)	142

			420

Interactive Media & Services — 2.2%

Alphabet, Inc., Class A *	—	(b)	415

Internet & Direct Marketing Retail — 2.0%

Amazon.com, Inc. *	—	(b)	391

IT Services — 2.6%

Mastercard, Inc., Class A	1		266

PayPal Holdings, Inc. *	1		239

			505

INVESTMENTS	SHARES (000)			VALUE ($000)

Life Sciences Tools & Services — 2.2%

Thermo Fisher Scientific, Inc.		1		422

Machinery — 1.2%

Stanley Black & Decker, Inc.		—	(b)	85

Volvo AB, Class B (Sweden)		6		138

				223

Personal Products — 1.6%

Estee Lauder Cos., Inc. (The), Class A		1		299

Pharmaceuticals — 2.5%

AstraZeneca plc (United Kingdom)		2		278

Eli Lilly & Co.		1		204

				482

Semiconductors & Semiconductor Equipment — 1.2%

NVIDIA Corp.		1		235

Software — 8.4%

Adobe, Inc. *		—	(b)	323

Atlassian Corp. plc, Class A *		—	(b)	223

Microsoft Corp.		1		437

salesforce.com, Inc. *		1		312

ServiceNow, Inc. *		—	(b)	315

				1,610

Specialty Retail — 2.1%

Burlington Stores, Inc. *		1		150

TJX Cos., Inc. (The)		4		248

				398

Textiles, Apparel & Luxury Goods — 4.5%

Lululemon Athletica, Inc. *		—	(b)	221

LVMH Moet Hennessy Louis Vuitton SE (France)		—	(b)	307

NIKE, Inc., Class B		2		326

				854

Total Common Stocks (Cost $6,880)				9,431

	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 1.2%

Republic of South Africa (South Africa) 8.00%, 1/31/2030	ZAR	1,296		77

Romania Government Bond (Romania)

2.75%, 2/26/2026 (a)	EUR	60		75

3.62%, 5/26/2030 (a)	EUR	58		74

Total Foreign Government Securities (Cost $231)				226

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)
Options Purchased — 0.3%
Call Options Purchased — 0.3%

Aerospace & Defense — 0.1%

Airbus SE (France) 12/17/2021 at EUR 100.00, American Style Notional Amount: EUR 100 Counterparty: Exchange-Traded *	EUR	9	12

Boeing Co. (The) 1/21/2022 at USD 300.00, American Style Notional Amount: USD 62 Counterparty: Exchange-Traded *		3	—	(b)

Safran SA (France) 3/18/2022 at EUR 140.00, American Style Notional Amount: EUR 58 Counterparty: Exchange-Traded *	EUR	5	1

			13

Banks — 0.2%

Standard Chartered plc (United Kingdom) 5/20/2022 at GBP 520.00, American Style Notional Amount: GBP 54 Counterparty: Exchange-Traded *	GBP	11	4

UniCredit SpA (Germany) 3/17/2022 at EUR 11.00, American Style Notional Amount: EUR 90 Counterparty: Exchange-Traded *	EUR	79	11

Wells Fargo & Co. 6/17/2022 at USD 52.50, American Style Notional Amount: USD 98 Counterparty: Exchange-Traded *		19	7

			22

Beverages — 0.0% (c)

Heineken NV (Netherlands) 3/18/2022 at EUR 95.00, American Style Notional Amount: EUR 67 Counterparty: Exchange-Traded *	EUR	7	4

Construction & Engineering — 0.0% (c)

Vinci SA (France) 3/18/2022 at EUR 100.00, American Style Notional Amount: EUR 65 Counterparty: Exchange-Traded *	EUR	7	2

Foreign Exchange Currency Options — 0.0% (c)

Foreign Exchange AUD/USD (Australia)

11/29/2021 at AUD 0.76, Vanilla, European Style Notional Amount: AUD 1,280 Counterparty: Citibank, NA *	AUD	1,280	4

11/30/2021 at AUD 0.77, Vanilla, European Style Notional Amount: AUD 640 Counterparty: Citibank, NA *	AUD	640	2

			6

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom) 3/18/2022 at GBP 1,700.00, American Style Notional Amount: GBP 47 Counterparty: Exchange-Traded *	GBP	3	2

Las Vegas Sands Corp. 1/21/2022 at USD 72.50, American Style Notional Amount: USD 43 Counterparty: Exchange-Traded *		11	—	(b)

Marriott International, Inc. 1/21/2022 at USD 170.00, American Style Notional Amount: USD 79 Counterparty: Exchange-Traded *		5	2

Planet Fitness, Inc. 1/21/2022 at USD 95.00, American Style Notional Amount: USD 72 Counterparty: Exchange-Traded *		9	1

			5

Total Call Options Purchased			52

Put Options Purchased — 0.0% (c)

Index Funds — 0.0% (c)

EURO STOXX 50 Index (Germany) 11/5/2021 at EUR 4,150.00, European Style Notional Amount: EUR 1,700 Counterparty: Exchange-Traded *	EUR	40	5

S&P 500 Index 11/10/2021 at USD 4,480.00, European Style Notional Amount: USD 1,842 Counterparty: Exchange-Traded *		4	4

			9

Total Put Options Purchased			9

Total Options Purchased (Cost $95)			61

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 39.0%

Foreign Government Treasury Bills — 25.8%

France Treasury Bills (France) (0.64)%, 12/15/2021 (a) (d)	EUR	794	918

Japan Treasury Bills (Japan)

(0.11)%, 11/8/2021 (d)	JPY	93,350	819

(0.13)%, 11/15/2021 (d)	JPY	88,400	776

(0.11)%, 12/6/2021 (d)	JPY	102,850	902

(0.11)%, 12/20/2021 (d)	JPY	40,100	352

(0.14)%, 1/6/2022 (d)	JPY	102,850	902

Letras do Tesouro Nacional (Brazil) 4.68%, 7/1/2023 (d)	BRL	2,000	292

Total Foreign Government Treasury Bills (Cost $5,145)			4,961

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment Companies — 13.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (e) (f) (Cost $2,529)	2,527	2,529

Total Short-Term Investments (Cost $7,674)		7,490

Total Investments — 89.7% (Cost $14,880)		17,208
Other Assets Less Liabilities — 10.3%		1,979

NET ASSETS — 100.0%		19,187

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PJSC	Public Joint Stock Company
USD	United States Dollar
ZAR	South African Rand

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	The rate shown is the effective yield as of October 31, 2021.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-BTP	7	12/2021	EUR	1,200	(25)
FTSE 100 Index	4	12/2021	GBP	396	11
STOXX 600 Utilities	13	12/2021	EUR	291	(1)

					(15)

Short Contracts
EURO STOXX 50 Index	(19)	12/2021	EUR	(935)	(22)
Euro-Bund	(6)	12/2021	EUR	(1,168)	12
MSCI Emerging Markets E-Mini Index	(7)	12/2021	USD	(442)	14
S&P 500 E-Mini Index	(10)	12/2021	USD	(2,300)	(75)
U.S. Treasury 10 Year Note	(2)	12/2021	USD	(261)	5
Xab Materials Equity Index	(4)	12/2021	USD	(359)	(8)

					(74)

					(89)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

Forward foreign currency exchange contracts outstanding as of October 31, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CNY	6,152	USD	954	BNP Paribas**	11/22/2021	6
KRW	32,676	USD	28	Citibank, NA**	11/22/2021	—	(a)
USD	305	BRL	1,685	BNP Paribas**	11/22/2021	8
USD	193	CNY	1,234	BNP Paribas**	11/22/2021	—	(a)
USD	503	DKK	3,227	Citibank, NA	11/22/2021	2
USD	77	DKK	497	Merrill Lynch International	11/22/2021	—	(a)
USD	312	HKD	2,425	Citibank, NA	11/22/2021	—	(a)
USD	1,031	ZAR	15,280	Goldman Sachs International	11/22/2021	33
CAD	33	USD	27	Goldman Sachs International	1/24/2022	—	(a)
USD	483	AUD	640	Goldman Sachs International	1/24/2022	1
USD	1,527	EUR	1,311	Goldman Sachs International	1/24/2022	9
USD	305	GBP	222	Goldman Sachs International	1/24/2022	1
USD	3,897	JPY	439,827	Goldman Sachs International	1/24/2022	34

Total unrealized appreciation						94

DKK	834	USD	130	BNP Paribas	11/22/2021	(1)
DKK	1,060	USD	166	Goldman Sachs International	11/22/2021	(1)
TWD	5,367	USD	193	Citibank, NA**	11/22/2021	—	(a)
USD	463	INR	35,007	BNP Paribas**	11/22/2021	(3)
USD	96	MXN	1,985	Citibank, NA	11/22/2021	(1)
USD	96	MXN	1,978	Goldman Sachs International	11/22/2021	—	(a)
USD	572	MXN	11,817	Merrill Lynch International	11/22/2021	—	(a)
USD	247	RUB	17,875	Goldman Sachs International**	11/22/2021	(4)
USD	943	TWD	26,448	Goldman Sachs International**	11/22/2021	(8)
USD	38	ZAR	587	Goldman Sachs International	11/22/2021	—	(a)
ZAR	2,954	USD	193	Barclays Bank plc	11/22/2021	—	(a)
USD	965	AUD	1,285	Goldman Sachs International	1/24/2022	(2)
USD	236	SEK	2,029	Goldman Sachs International	1/24/2022	(1)

Total unrealized depreciation						(21)

Net unrealized appreciation						73

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	China Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 97.7%
Common Stocks — 81.5%

Automobiles — 13.2%

Ferrari NV (Italy)	111	26,373

Tesla, Inc. * (a)	65	72,574

		98,947

Capital Markets — 1.4%

Blackstone, Inc.	59	8,154

Open Lending Corp., Class A *	65	2,060

		10,214

Chemicals — 2.0%

CF Industries Holdings, Inc.	258	14,630

Communications Equipment — 2.0%

Motorola Solutions, Inc. (a)	59	14,573

Electric Utilities — 2.0%

NextEra Energy, Inc.	174	14,881

Entertainment — 1.6%

Netflix, Inc. *	17	11,564

Food Products — 1.9%

Lamb Weston Holdings, Inc.	253	14,309

Health Care Providers & Services — 4.7%

UnitedHealth Group, Inc. (a)	76	34,769

Hotels, Restaurants & Leisure — 2.0%

Hilton Worldwide Holdings, Inc. *	105	15,152

Insurance — 4.9%

American International Group, Inc. (a)	622	36,753

Interactive Media & Services — 3.8%

Alphabet, Inc., Class A * (a)	5	15,630

Bumble, Inc., Class A *	244	12,797

		28,427

Life Sciences Tools & Services — 3.6%

Thermo Fisher Scientific, Inc. (a)	42	26,785

Media — 7.9%

Charter Communications, Inc., Class A * (a)	31	21,255

Liberty Media Corp.-Liberty SiriusXM, Class A *	382	19,009

Liberty Media Corp.-Liberty SiriusXM, Class C * (a)	382	18,847

		59,111

Road & Rail — 7.6%

JB Hunt Transport Services, Inc.	95	18,764

Lyft, Inc., Class A * (a)	320	14,666

Old Dominion Freight Line, Inc.	68	23,150

		56,580

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 10.3%

NVIDIA Corp. (a)	143	36,477

NXP Semiconductors NV (China)	204	40,975

		77,452

Software — 7.3%

Microsoft Corp.	71	23,592

Zscaler, Inc. * (a)	96	30,554

		54,146

Specialty Retail — 5.3%

Lowe’s Cos., Inc.	96	22,467

O’Reilly Automotive, Inc. *	28	17,365

		39,832

Total Common Stocks (Cost $501,802)		608,125

	NO. OF CONTRACTS
Options Purchased — 0.1%
Call Options Purchased — 0.1%

Index Funds — 0.1%

S&P 500 Index 12/31/2021 at USD 4,650.00, European Style Notional Amount: USD 21,185 Counterparty: Exchange-Traded *	46	363

12/31/2021 at USD 4,700.00, European Style Notional Amount: USD 12,895 Counterparty: Exchange-Traded *	28	151

12/31/2021 at USD 4,770.00, European Style Notional Amount: USD 20,264 Counterparty: Exchange-Traded *	44	122

12/31/2021 at USD 4,850.00, European Style Notional Amount: USD 34,079 Counterparty: Exchange-Traded *	74	90

		726

Total Options Purchased (Cost $705)		726

	SHARES (000)
Short-Term Investments — 16.1%

Investment Companies — 16.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (b) (c) (Cost $119,946)	119,886	119,946

Total Long Positions (Cost $622,453)		728,797

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (12.7)%
Common Stocks — (12.7)%

Airlines — (0.7)%

American Airlines Group, Inc. *	(97)	(1,855)

Delta Air Lines, Inc. *	(47)	(1,842)

United Airlines Holdings, Inc. *	(40)	(1,851)

		(5,548)

Chemicals — (0.5)%

Dow, Inc.	(66)	(3,675)

Food Products — (2.9)%

Campbell Soup Co.	(316)	(12,610)

Conagra Brands, Inc.	(106)	(3,418)

Kellogg Co.	(90)	(5,515)

		(21,543)

Industrial Conglomerates — (1.7)%

3M Co.	(72)	(12,900)

Machinery — (0.3)%

Cummins, Inc.	(8)	(1,877)

Media — (5.1)%

Sirius XM Holdings, Inc.	(6,199)	(37,751)

Semiconductors & Semiconductor Equipment — (1.0)%

Intel Corp.	(149)	(7,300)

Software — (0.5)%

Alteryx, Inc., Class A *	(53)	(3,865)

Total Common Stocks (Proceeds $(94,578))		(94,459)

Total Short Positions (Proceeds $(94,578))		(94,459)

Total Investments — 85.0% (Cost $527,875)		634,338
Other Assets Less Liabilities — 15.0%		111,316

NET ASSETS — 100.0%		745,654

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $89,765 and $187,322 respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 99.3%
Common Stocks — 88.7%

Aerospace & Defense — 0.7%

Howmet Aerospace, Inc.	7		212

Northrop Grumman Corp.	1		312

TransDigm Group, Inc. *	—	(a)	97

			621

Air Freight & Logistics — 0.6%

FedEx Corp.	1		255

United Parcel Service, Inc., Class B	1		284

			539

Auto Components — 0.6%

Aptiv plc *	1		196

Lear Corp.	1		197

Magna International, Inc. (Canada)	2		136

			529

Automobiles — 0.2%

General Motors Co. *	3		146

Banks — 4.7%

Bank of America Corp.	9		416

Fifth Third Bancorp	14		589

M&T Bank Corp.	1		186

SVB Financial Group *	1		1,052

Truist Financial Corp.	7		415

US Bancorp	2		99

Wells Fargo & Co. (b)	31		1,572

			4,329

Beverages — 0.9%

Coca-Cola Co. (The)	3		149

Constellation Brands, Inc., Class A	—	(a)	88

PepsiCo, Inc.	4		570

			807

Biotechnology — 3.6%

AbbVie, Inc.	8		946

Biogen, Inc. *	2		531

BioMarin Pharmaceutical, Inc. *	4		281

Neurocrine Biosciences, Inc. *	3		364

Regeneron Pharmaceuticals, Inc. *	1		805

Vertex Pharmaceuticals, Inc. *	2		434

			3,361

Building Products — 1.0%

Allegion plc	1		87

Fortune Brands Home & Security, Inc.	—	(a)	33

INVESTMENTS	SHARES (000)		VALUE ($000)

Building Products — continued

Johnson Controls International plc	6		446

Trane Technologies plc	2		393

			959

Capital Markets — 1.3%

Ameriprise Financial, Inc.	—	(a)	66

Charles Schwab Corp. (The)	2		123

Intercontinental Exchange, Inc.	—	(a)	66

Morgan Stanley	3		295

State Street Corp.	4		434

T. Rowe Price Group, Inc.	1		195

			1,179

Chemicals — 3.8%

Air Products and Chemicals, Inc. (b)	1		326

Celanese Corp.	3		473

Corteva, Inc.	3		147

DuPont de Nemours, Inc. (b)	14		951

Eastman Chemical Co. (b)	5		523

Linde plc (United Kingdom)	1		322

PPG Industries, Inc.	5		748

			3,490

Commercial Services & Supplies — 0.3%

Waste Connections, Inc.	2		301

Diversified Financial Services — 0.3%

Voya Financial, Inc.	3		234

Electric Utilities — 1.9%

Alliant Energy Corp.	5		266

FirstEnergy Corp.	19		740

NextEra Energy, Inc.	8		700

			1,706

Electrical Equipment — 0.9%

AMETEK, Inc.	—	(a)	56

Eaton Corp. plc	5		776

			832

Electronic Equipment, Instruments & Components — 0.7%

Corning, Inc.	13		471

Keysight Technologies, Inc. *	1		143

			614

Energy Equipment & Services — 0.6%

Baker Hughes Co.	24		590

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Entertainment — 2.1%

Activision Blizzard, Inc.	5		420

Electronic Arts, Inc.	3		416

Endeavor Group Holdings, Inc., Class A *	37		1,000

Netflix, Inc. *	—	(a)	126

			1,962

Equity Real Estate Investment Trusts (REITs) — 4.1%

American Homes 4 Rent, Class A	6		246

Camden Property Trust	2		376

Cousins Properties, Inc.	8		328

Equinix, Inc.	—	(a)	281

Equity LifeStyle Properties, Inc.	1		109

Host Hotels & Resorts, Inc. *	11		191

Invitation Homes, Inc.	11		434

Kimco Realty Corp.	35		792

Prologis, Inc.	2		308

Sun Communities, Inc.	1		264

UDR, Inc.	5		277

Ventas, Inc.	1		66

WP Carey, Inc.	1		85

			3,757

Food Products — 0.6%

Hershey Co. (The)	1		233

Mondelez International, Inc., Class A	5		280

			513

Health Care Equipment & Supplies — 2.3%

Abbott Laboratories	1		104

Becton Dickinson and Co.	1		208

Boston Scientific Corp. *	9		406

Danaher Corp.	2		573

Medtronic plc	4		438

Zimmer Biomet Holdings, Inc.	3		396

			2,125

Health Care Providers & Services — 2.5%

Centene Corp. *	8		553

Cigna Corp.	1		163

CVS Health Corp.	8		709

Humana, Inc.	—	(a)	157

UnitedHealth Group, Inc. (b)	2		696

			2,278

Hotels, Restaurants & Leisure — 2.2%

Booking Holdings, Inc. *	—	(a)	545

Hilton Worldwide Holdings, Inc. *	1		81

INVESTMENTS	SHARES (000)		VALUE ($000)

Hotels, Restaurants & Leisure — continued

McDonald’s Corp.	3		767

Yum! Brands, Inc. (b)	5		655

			2,048

Household Durables — 0.8%

KB Home	7		265

Mohawk Industries, Inc. *	1		202

Toll Brothers, Inc.	5		284

			751

Household Products — 0.2%

Kimberly-Clark Corp.	—	(a)	29

Procter & Gamble Co. (The)	1		165

			194

Industrial Conglomerates — 0.1%

Roper Technologies, Inc.	—	(a)	49

Insurance — 2.1%

Arthur J Gallagher & Co.	2		393

Hartford Financial Services Group, Inc. (The)	4		287

Lincoln National Corp.	1		74

Marsh & McLennan Cos., Inc.	1		150

Progressive Corp. (The)	6		544

Prudential Financial, Inc.	1		125

RenaissanceRe Holdings Ltd. (Bermuda)	—	(a)	57

Ryan Specialty Group Holdings, Inc., Class A *	9		325

			1,955

Interactive Media & Services — 3.0%

Alphabet, Inc., Class A *	—	(a)	376

Alphabet, Inc., Class C *	—	(a)	756

Meta Platforms, Inc., Class A * (b)	—	(a)	134

Snap, Inc., Class A *	13		689

ZoomInfo Technologies, Inc., Class A *	12		790

			2,745

Internet & Direct Marketing Retail — 2.0%

Amazon.com, Inc. * (b)	1		1,848

IT Services — 4.9%

Affirm Holdings, Inc. *	4		577

FleetCor Technologies, Inc. *	2		522

Mastercard, Inc., Class A (b)	5		1,704

Shopify, Inc., Class A (Canada) *	1		1,350

Square, Inc., Class A *	1		141

WEX, Inc. *	2		328

			4,622

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Life Sciences Tools & Services — 1.6%

PerkinElmer, Inc.	4		682

Thermo Fisher Scientific, Inc.	1		790

			1,472

Machinery — 5.1%

Deere & Co. (b)	3		1,082

Dover Corp.	4		593

Ingersoll Rand, Inc. *	27		1,472

Otis Worldwide Corp.	8		607

Parker-Hannifin Corp.	—	(a)	48

Stanley Black & Decker, Inc.	5		986

			4,788

Media — 1.9%

Charter Communications, Inc., Class A *	1		520

Comcast Corp., Class A	11		547

Liberty Media Corp.-Liberty SiriusXM, Class A *	14		688

			1,755

Metals & Mining — 0.4%

Freeport-McMoRan, Inc.	11		400

Multiline Retail — 0.5%

Dollar General Corp.	1		320

Dollar Tree, Inc. *	1		95

			415

Multi-Utilities — 2.6%

Ameren Corp.	3		281

CenterPoint Energy, Inc.	25		660

DTE Energy Co.	2		274

Public Service Enterprise Group, Inc.	11		731

WEC Energy Group, Inc.	5		445

			2,391

Oil, Gas & Consumable Fuels — 6.5%

Cheniere Energy, Inc. *	4		425

Chevron Corp.	3		400

ConocoPhillips	8		584

Coterra Energy, Inc.	54		1,141

Diamondback Energy, Inc. (b)	17		1,822

EOG Resources, Inc.	4		373

Phillips 66	5		344

Pioneer Natural Resources Co. (b)	4		690

TC Energy Corp. (Canada)	6		311

			6,090

INVESTMENTS	SHARES (000)		VALUE ($000)

Personal Products — 0.6%

Estee Lauder Cos., Inc. (The), Class A	2		563

Pharmaceuticals — 1.3%

Bristol-Myers Squibb Co.	9		518

Eli Lilly & Co.	2		557

Organon & Co.	2		89

			1,164

Professional Services — 1.6%

Booz Allen Hamilton Holding Corp.	5		418

IHS Markit Ltd.	4		485

Leidos Holdings, Inc. (b)	6		573

			1,476

Road & Rail — 3.9%

Canadian National Railway Co. (Canada)	1		154

CSX Corp.	9		315

Lyft, Inc., Class A * (b)	26		1,206

Norfolk Southern Corp. (b)	3		1,025

Old Dominion Freight Line, Inc.	2		624

Uber Technologies, Inc. * (b)	3		132

Union Pacific Corp.	1		169

			3,625

Semiconductors & Semiconductor Equipment — 4.4%

Advanced Micro Devices, Inc. * (b)	7		889

Analog Devices, Inc.	3		514

Lam Research Corp. (b)	1		336

Micron Technology, Inc.	4		276

NXP Semiconductors NV (China)	5		931

ON Semiconductor Corp. *	6		294

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2		223

Texas Instruments, Inc.	3		554

			4,017

Software — 3.3%

Ceridian HCM Holding, Inc. *	9		1,150

Intuit, Inc. (b)	—	(a)	303

Microsoft Corp. (b)	3		923

Workday, Inc., Class A *	2		656

			3,032

Specialty Retail — 3.6%

AutoZone, Inc. *	—	(a)	596

Best Buy Co., Inc.	2		202

Burlington Stores, Inc. *	1		253

Home Depot, Inc. (The)	—	(a)	178

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Specialty Retail — continued

Lowe’s Cos., Inc. (b)	4	1,027

O’Reilly Automotive, Inc. * (b)	2	1,022

TJX Cos., Inc. (The)	— (a)	32

		3,310

Technology Hardware, Storage & Peripherals — 1.6%

Hewlett Packard Enterprise Co.	60	876

Seagate Technology Holdings plc	6	569

		1,445

Textiles, Apparel & Luxury Goods — 0.4%

NIKE, Inc., Class B	2	394

Wireless Telecommunication Services — 0.4%

T-Mobile US, Inc. *	3	400

Total Common Stocks (Cost $58,575)		81,821

Short-Term Investments — 10.6%

Investment Companies — 10.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $9,749)	9,747	9,752

Total Long Positions (Cost $68,324)		91,573

Short Positions — (77.9)%
Common Stocks — (77.9)%

Aerospace & Defense — (1.4)%

Boeing Co. (The) *	(2)	(344)

Hexcel Corp. *	(2)	(133)

Huntington Ingalls Industries, Inc.	(3)	(654)

L3Harris Technologies, Inc.	(1)	(125)

		(1,256)

Air Freight & Logistics — (0.9)%

CH Robinson Worldwide, Inc.	(5)	(490)

Expeditors International of Washington, Inc.	(3)	(382)

		(872)

Airlines — 0.0% (e)

United Airlines Holdings, Inc. *	(1)	(43)

Auto Components — (0.6)%

Autoliv, Inc. (Sweden)	(2)	(240)

BorgWarner, Inc.	(6)	(281)

		(521)

Automobiles — (0.2)%

Ford Motor Co. *	(5)	(88)

Harley-Davidson, Inc.	(2)	(68)

		(156)

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — (2.3)%

Associated Banc-Corp.	(5)	(106)

Citizens Financial Group, Inc.	(12)	(563)

First Republic Bank	(2)	(467)

KeyCorp	(18)	(418)

PNC Financial Services Group, Inc. (The)	(3)	(555)

		(2,109)

Biotechnology — (2.2)%

Amgen, Inc.	(1)	(268)

Gilead Sciences, Inc.	(14)	(886)

Moderna, Inc. *	(3)	(881)

		(2,035)

Building Products — (0.7)%

Lennox International, Inc.	(1)	(285)

Masco Corp.	(5)	(331)

		(616)

Capital Markets — (4.4)%

BlackRock, Inc.	(1)	(670)

Franklin Resources, Inc.	(14)	(432)

Goldman Sachs Group, Inc. (The)	(2)	(709)

Moody’s Corp.	(1)	(487)

MSCI, Inc.	(2)	(1,218)

Northern Trust Corp.	(4)	(516)

		(4,032)

Chemicals — (1.0)%

Dow, Inc.	(7)	(373)

Ecolab, Inc.	(2)	(432)

LyondellBasell Industries NV, Class A	(1)	(77)

		(882)

Commercial Services & Supplies — (0.7)%

Republic Services, Inc.	(4)	(604)

Communications Equipment — (0.7)%

Cisco Systems, Inc.	(11)	(617)

Construction Materials — (0.2)%

Martin Marietta Materials, Inc.	— (a)	(102)

Vulcan Materials Co.	— (a)	(39)

		(141)

Consumer Finance — (0.7)%

Discover Financial Services	(6)	(690)

Containers & Packaging — (2.5)%

AptarGroup, Inc.	(2)	(209)

Ball Corp.	(4)	(397)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Containers & Packaging — continued

Crown Holdings, Inc.	(2)	(196)

International Paper Co.	(9)	(466)

Packaging Corp. of America	(1)	(80)

Silgan Holdings, Inc.	(14)	(572)

Sonoco Products Co.	(7)	(397)

		(2,317)

Diversified Telecommunication Services — (2.0)%

AT&T, Inc.	(32)	(804)

Lumen Technologies, Inc.	(43)	(513)

Verizon Communications, Inc.	(9)	(501)

		(1,818)

Electric Utilities — (2.5)%

American Electric Power Co., Inc.	(11)	(895)

Eversource Energy	(5)	(407)

Pinnacle West Capital Corp.	(3)	(217)

Southern Co. (The)	(12)	(770)

		(2,289)

Electrical Equipment — (1.9)%

Acuity Brands, Inc.	(5)	(927)

Hubbell, Inc.	(2)	(470)

Sensata Technologies Holding plc *	(7)	(368)

		(1,765)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(2)	(191)

Energy Equipment & Services — (1.5)%

Halliburton Co.	(35)	(870)

Schlumberger NV	(15)	(478)

		(1,348)

Entertainment — (1.4)%

AMC Entertainment Holdings, Inc., Class A *	(19)	(680)

Walt Disney Co. (The)*	(4)	(628)

		(1,308)

Equity Real Estate Investment Trusts (REITs) — (4.3)%

AvalonBay Communities, Inc.	(1)	(289)

Duke Realty Corp.	(5)	(285)

Equity Residential	(5)	(399)

Iron Mountain, Inc.	(17)	(785)

National Retail Properties, Inc.	(12)	(527)

Realty Income Corp.	(1)	(95)

Simon Property Group, Inc.	(6)	(892)

SL Green Realty Corp.	(4)	(300)

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Vornado Realty Trust	(4)	(185)

Welltower, Inc.	(2)	(183)

		(3,940)

Food & Staples Retailing — (4.9)%

Kroger Co. (The)	(50)	(1,992)

Walgreens Boots Alliance, Inc.	(23)	(1,082)

Walmart, Inc.	(10)	(1,485)

		(4,559)

Food Products — (1.5)%

Campbell Soup Co.	(8)	(314)

Conagra Brands, Inc.	(8)	(260)

General Mills, Inc.	(5)	(316)

Kellogg Co.	(7)	(459)

		(1,349)

Gas Utilities — (0.3)%

National Fuel Gas Co.	(6)	(318)

Health Care Equipment & Supplies — (1.7)%

Baxter International, Inc.	(8)	(610)

Stryker Corp.	(4)	(986)

		(1,596)

Health Care Providers & Services — (0.5)%

Henry Schein, Inc. *	(6)	(487)

Health Care Technology — (0.4)%

Cerner Corp.	(5)	(376)

Hotels, Restaurants & Leisure — (0.7)%

Starbucks Corp.	(6)	(675)

Household Durables — (0.4)%

NVR, Inc. *	— (a)	(157)

PulteGroup, Inc.	(4)	(182)

		(339)

Household Products — (1.3)%

Clorox Co. (The)	(5)	(882)

Colgate-Palmolive Co.	(4)	(280)

		(1,162)

Industrial Conglomerates — (2.2)%

3M Co.	(7)	(1,258)

General Electric Co.	(8)	(800)

		(2,058)

Insurance — (2.0)%

Aflac, Inc.	(3)	(144)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Insurance — continued

Allstate Corp. (The)	(4)	(437)

Aon plc, Class A	(2)	(698)

Axis Capital Holdings Ltd.	(2)	(111)

Globe Life, Inc.	(1)	(79)

MetLife, Inc.	(2)	(106)

Willis Towers Watson plc	(1)	(138)

WR Berkley Corp.	(2)	(150)

		(1,863)

Internet & Direct Marketing Retail — (0.9)%

eBay, Inc.	(11)	(838)

IT Services — (3.6)%

Automatic Data Processing, Inc.	(1)	(253)

Cognizant Technology Solutions Corp., Class A	(6)	(455)

DXC Technology Co. *	(4)	(129)

EPAM Systems, Inc. *	— (a)	(135)

Global Payments, Inc.	(1)	(123)

Infosys Ltd., ADR (India)	(18)	(408)

Jack Henry & Associates, Inc.	(1)	(176)

Paychex, Inc.	(5)	(620)

PayPal Holdings, Inc. *	(1)	(337)

Western Union Co. (The)	(37)	(684)

		(3,320)

Life Sciences Tools & Services — (1.2)%

Agilent Technologies, Inc.	(3)	(541)

Waters Corp. *	(2)	(582)

		(1,123)

Machinery — (1.9)%

Caterpillar, Inc.	(3)	(650)

Illinois Tool Works, Inc.	(3)	(728)

PACCAR, Inc.	(4)	(356)

		(1,734)

Media — (4.0)%

Interpublic Group of Cos., Inc. (The)	(19)	(679)

Omnicom Group, Inc.	(24)	(1,667)

Sirius XM Holdings, Inc.	(59)	(359)

ViacomCBS, Inc.	(27)	(969)

		(3,674)

Multiline Retail — (0.4)%

Kohl’s Corp.	(2)	(110)

Macy’s, Inc.	(5)	(138)

Nordstrom, Inc. *	(4)	(116)

		(364)

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — (1.7)%

CMS Energy Corp.	(5)	(274)

Consolidated Edison, Inc.	(12)	(899)

Dominion Energy, Inc.	(5)	(380)

		(1,553)

Oil, Gas & Consumable Fuels — (4.3)%

APA Corp.	(2)	(65)

Devon Energy Corp.	(2)	(100)

Enbridge, Inc. (Canada)	(24)	(985)

Exxon Mobil Corp.	(21)	(1,347)

Hess Corp.	(7)	(582)

HollyFrontier Corp.	(6)	(195)

Kinder Morgan, Inc.	(8)	(139)

Marathon Oil Corp.	(34)	(557)

		(3,970)

Paper & Forest Products — 0.0% (e)

Sylvamo Corp. *	— (a)	— (a)

Pharmaceuticals — (2.2)%

Johnson & Johnson	(3)	(414)

Merck & Co., Inc.	(5)	(482)

Pfizer, Inc.	(16)	(687)

Zoetis, Inc.	(2)	(458)

		(2,041)

Professional Services — (0.9)%

TransUnion	(4)	(421)

Verisk Analytics, Inc.	(2)	(378)

		(799)

Road & Rail — (0.8)%

Canadian Pacific Railway Ltd. (Canada)	(2)	(152)

Heartland Express, Inc.	(16)	(254)

JB Hunt Transport Services, Inc.	(1)	(206)

Werner Enterprises, Inc.	(3)	(128)

		(740)

Semiconductors & Semiconductor Equipment — (3.3)%

Broadcom, Inc.	(1)	(699)

Intel Corp.	(36)	(1,769)

KLA Corp.	(1)	(293)

Skyworks Solutions, Inc.	(2)	(286)

		(3,047)

Software — (1.0)%

Adobe, Inc. *	— (a)	(212)

Citrix Systems, Inc.	(1)	(99)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	23

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Software — continued

Oracle Corp.	(2)	(165)

Palantir Technologies, Inc., Class A *	(12)	(321)

VMware, Inc., Class A *	(1)	(133)

		(930)

Specialty Retail — (0.4)%

CarMax, Inc. *	(1)	(146)

Williams-Sonoma, Inc.	(1)	(194)

		(340)

Technology Hardware, Storage & Peripherals — (2.2)%

Apple, Inc.	(10)	(1,426)

NetApp, Inc.	(6)	(578)

Xerox Holdings Corp.	(4)	(68)

		(2,072)

Textiles, Apparel & Luxury Goods — (0.3)%

VF Corp.	(4)	(293)

Trading Companies & Distributors — (0.3)%

Fastenal Co.	(5)	(304)

INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — (0.3)%

Essential Utilities, Inc.	(7)	(314)

Total Common Stocks (Proceeds $(67,933))		(71,788)

Total Short Positions (Proceeds $(67,933))		(71,788)

Total Investments — 21.4% (Cost $391)		19,785
Other Assets Less Liabilities — 78.6%		72,405

NET ASSETS — 100.0%		92,190

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	Amount rounds to less than one thousand.
(b)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $14,258 and $72,237 respectively.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
(e)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(4)	12/2021	USD	(920)	(7)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$14,618		$608,125		$81,821
Investments in affiliates, at value	2,529		119,946		9,752
Options purchased, at value	61		726		—
Restricted cash for exchange-traded options	706		—		—
Cash	864		—		—	(a)
Foreign currency, at value	66		—		—
Deposits at broker for futures contracts	—		—		89
Deposits at broker for securities sold short	—		187,322		72,237
Receivables:
Investment securities sold	4		18,425		1,287
Fund shares sold	—	(a)	3,101		61
Interest from non-affiliates	4		—	(a)	—
Dividends from non-affiliates	2		91		48
Dividends from affiliates	—	(a)	7		—	(a)
Tax reclaims	4		—		—
Variation margin on futures contracts	441		—		—
Unrealized appreciation on forward foreign currency exchange contracts	94		—		—
Due from adviser	15		—		—
Due from broker	16		—		—

Total Assets	19,424		937,743		165,295

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	—
Securities sold short, at value	—		94,459		71,788
Dividend expense to non-affiliates on securities sold short	—		153		74
Investment securities purchased	11		95,957		1,059
Interest expense to non-affiliates on securities sold short	—		34		10
Fund shares redeemed	—		518		9
Variation margin on futures contracts	—		—		2
Unrealized depreciation on forward foreign currency exchange contracts	21		—		—
Accrued liabilities:
Investment advisory fees	—		715		17
Administration fees	—		45		—
Distribution fees	—	(a)	11		4
Service fees	4		89		18
Custodian and accounting fees	11		10		14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	190		98		110

Total Liabilities	237		192,089		73,105

Net Assets	$19,187		$745,654		$92,190

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$16,765	$589,812	$109,330
Total distributable earnings (loss)	2,422	155,842	(17,140)

Total Net Assets	$19,187	$745,654	$92,190

Net Assets:
Class A	$290	$30,516	$16,867
Class C	77	7,079	1,211
Class I	18,798	398,771	74,112
Class R6	22	309,288	—

Total	$19,187	$745,654	$92,190

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	17	1,291	1,359
Class C	5	311	109
Class I	1,098	16,563	5,582
Class R6	1	12,634	—

Net Asset Value (a):
Class A — Redemption price per share	$17.05	$23.65	$12.41
Class C — Offering price per share (b)	16.93	22.75	11.09
Class I — Offering and redemption price per share	17.12	24.08	13.28
Class R6 — Offering and redemption price per share	17.17	24.48	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.99	$24.96	$13.10

Cost of investments in non-affiliates	$12,256	$501,802	$58,575
Cost of investments in affiliates	2,529	119,946	9,749
Cost of options purchased	95	705	—
Cost of foreign currency	66	—	—
Proceeds from securities sold short	—	94,578	67,933

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$28	$—	$—
Dividend income from non-affiliates	143	3,607	1,239
Dividend income from affiliates	2	24	7
Income from securities lending (net) (See Note 2.C.)	1	—	—
Foreign taxes withheld (net)	(10)	—	—

Total investment income	164	3,631	1,246

EXPENSES:
Investment advisory fees	106	7,559	353
Administration fees	13	472	76
Distribution fees:
Class A	— (a)	70	38
Class C	— (a)	46	12
Service fees:
Class A	— (a)	70	38
Class C	— (a)	15	4
Class I	44	806	210
Custodian and accounting fees	43	39	40
Interest expense to affiliates	1	— (a)	— (a)
Professional fees	174	88	60
Trustees’ and Chief Compliance Officer’s fees	25	27	25
Printing and mailing costs	2	43	— (a)
Registration and filing fees	119	88	77
Transfer agency fees (See Note 2.J.)	— (a)	17	8
Offering costs (See Note 2.H.)	10	—	—
Dividend expense to non-affiliates on securities sold short	—	3,993	1,920
Interest expense to non-affiliates on securities sold short	—	1,327	160
Other	12	19	9

Total expenses	549	14,679	3,030

Less fees waived	(122)	(41)	(218)
Less expense reimbursements	(258)	—	—

Net expenses	169	14,638	2,812

Net investment income (loss)	(5)	(11,007)	(1,566)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,699	129,159	30,685
Investments in affiliates	— (a)	1	2
Options purchased	(561)	(1,325)	—
Futures contracts	(841)	—	(549)
Securities sold short	—	(49,885)	(24,401)
Foreign currency transactions	64	—	—
Forward foreign currency exchange contracts	218	—	—
Options written	183	84	—

Net realized gain (loss)	762	78,034	5,737

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,244	43,084	10,395
Investments in affiliates	— (a)	— (a)	(3)
Options purchased	35	21	—
Futures contracts	(307)	—	(92)
Securities sold short	—	(749)	(12,333)
Foreign currency translations	(1)	—	— (a)
Forward foreign currency exchange contracts	53	—	—

Change in net unrealized appreciation/depreciation	1,024	42,356	(2,033)

Net realized/unrealized gains (losses)	1,786	120,390	3,704

Change in net assets resulting from operations	$1,781	$109,383	$2,138

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund
	Year Ended October 31, 2021	Period Ended October 31, 2020 (a)	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5)	$6	$(11,007)	$(4,527)
Net realized gain (loss)	762	(892)	78,034	29,177
Change in net unrealized appreciation/depreciation	1,024	1,287	42,356	40,552

Change in net assets resulting from operations	1,781	401	109,383	65,202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—	(918)	—
Class C	—	—	(222)	—
Class I	—	—	(10,347)	(191)
Class R6 (b)	—	—	(9,883)	(727)

Total distributions to shareholders	—	—	(21,370)	(918)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,974	15,031	172,125	102,197

NET ASSETS:
Change in net assets	3,755	15,432	260,138	166,481
Beginning of period	15,432	—	485,516	319,035

End of period	$19,187	$15,432	$745,654	$485,516

(a)	Commencement of operations was April 15, 2020.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,566)	$(1,092)
Net realized gain (loss)	5,737	4,294
Change in net unrealized appreciation/depreciation	(2,033)	4,263

Change in net assets resulting from operations	2,138	7,465

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,124)	(1,559)
Class C	(159)	(450)
Class I	(6,901)	(2,527)
Class L (a)	—	(1,689)

Total distributions to shareholders	(8,184)	(6,225)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(43,203)	77,802

NET ASSETS:
Change in net assets	(49,249)	79,042
Beginning of period	141,439	62,397

End of period	$92,190	$141,439

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

	JPMorgan Macro Opportunities Fund			JPMorgan Opportunistic Equity Long/Short Fund
	Year Ended October 31, 2021	Period Ended October 31, 2020 (a)		Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$337	$33		$16,519	$10,155
Distributions reinvested	—	—		913	—
Cost of shares redeemed	(80)	(7)		(11,337)	(11,256)

Change in net assets resulting from Class A capital transactions	257	26		6,095	(1,101)

Class C
Proceeds from shares issued	54	20		2,019	2,177
Distributions reinvested	—	—		218	—
Cost of shares redeemed	—	—		(537)	(684)

Change in net assets resulting from Class C capital transactions	54	20		1,700	1,493

Class I
Proceeds from shares issued	1,682	14,965		242,796	180,729
Distributions reinvested	—	—		10,199	185
Cost of shares redeemed	(19)	—		(124,700)	(115,513)

Change in net assets resulting from Class I capital transactions	1,663	14,965		128,295	65,401

Class R6 (b)
Proceeds from shares issued	—	20		76,310	93,501
Distributions reinvested	—	—		2,265	131
Cost of shares redeemed	—	—		(42,540)	(57,228)

Change in net assets resulting from Class R6 capital transactions	—	20		36,035	36,404

Total change in net assets resulting from capital transactions	$1,974	$15,031		$172,125	$102,197

SHARE TRANSACTIONS:
Class A
Issued	20	2		742	515
Reinvested	—	—		43	—
Redeemed	(5)	—	(c)	(512)	(613)

Change in Class A Shares	15	2		273	(98)

Class C
Issued	4	1		94	115
Reinvested	—	—		11	—
Redeemed	—	—		(25)	(38)

Change in Class C Shares	4	1		80	77

Class I
Issued	101	998		10,786	9,392
Reinvested	—	—		471	11
Redeemed	(1)	—		(5,539)	(6,104)

Change in Class I Shares	100	998		5,718	3,299

Class R6 (b)
Issued	—	1		3,324	4,846
Reinvested	—	—		103	7
Redeemed	—	—		(1,866)	(3,003)

Change in Class R6 Shares	—	1		1,561	1,850

(a)	Commencement of operations was April 15, 2020.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,793	$10,274
Distributions reinvested	1,075	1,461
Cost of shares redeemed	(8,506)	(7,858)

Change in net assets resulting from Class A capital transactions	(638)	3,877

Class C
Proceeds from shares issued	417	1,554
Distributions reinvested	159	426
Cost of shares redeemed	(1,175)	(3,621)

Change in net assets resulting from Class C capital transactions	(599)	(1,641)

Class I
Proceeds from shares issued	41,158	128,845
Distributions reinvested	6,758	2,418
Cost of shares redeemed	(89,882)	(65,906)
Conversion from Class L Shares	—	26,571

Change in net assets resulting from Class I capital transactions	(41,966)	91,928

Class L (a)
Proceeds from shares issued	—	17,165
Distributions reinvested	—	1,660
Cost of shares redeemed	—	(8,616)
Conversion to Class I Shares	—	(26,571)

Change in net assets resulting from Class L capital transactions	—	(16,362)

Total change in net assets resulting from capital transactions	$(43,203)	$77,802

SHARE TRANSACTIONS:
Class A
Issued	559	812
Reinvested	90	126
Redeemed	(689)	(628)

Change in Class A Shares	(40)	310

Class C
Issued	37	136
Reinvested	15	40
Redeemed	(109)	(319)

Change in Class C Shares	(57)	(143)

Class I
Issued	3,149	9,519
Reinvested	532	197
Redeemed	(6,877)	(4,916)
Conversion from Class L Shares	—	1,971

Change in Class I Shares	(3,196)	6,771

Class L (a)
Issued	—	1,254
Reinvested	—	132
Redeemed	—	(651)
Conversion to Class I Shares	—	(1,917)

Change in Class L Shares	—	(1,182)

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations
JPMorgan Macro Opportunities Fund
Class A
Year Ended October 31, 2021	$15.38	$(0.08)	$1.75	$1.67
April 15, 2020 (f) through October 31, 2020	15.00	(0.01)	0.39	0.38

Class C
Year Ended October 31, 2021	15.34	(0.15)	1.74	1.59
April 15, 2020 (f) through October 31, 2020	15.00	(0.06)	0.40	0.34

Class I
Year Ended October 31, 2021	15.40	(0.01)	1.73	1.72
April 15, 2020 (f) through October 31, 2020	15.00	— (h)	0.40	0.40

Class R6
Year Ended October 31, 2021	15.41	0.04	1.72	1.76
September 30, 2020 (i) through October 31, 2020	15.35	0.01	0.05	0.06

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (e)		Portfolio turnover rate (c)

$17.05	10.86%	$290	1.21%		(0.48)%		3.28%		99%
15.38	2.53	27	1.20	(g)	(0.18	)(g)	5.12	(g)	49

16.93	10.37	77	1.71		(0.89)		3.83		99
15.34	2.27	20	1.70	(g)	(0.70	)(g)	5.76	(g)	49

17.12	11.17	18,798	0.96		(0.04)		3.11		99
15.40	2.67	15,365	0.95	(g)	0.05	(g)	4.24	(g)	49

17.17	11.42	22	0.71		0.22		2.93		99
15.41	0.39	20	0.77	(g)	0.84	(g)	7.24	(g)	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2021	$20.54	$(0.46)	$4.46	$4.00	$—	$(0.89)	$(0.89)
Year Ended October 31, 2020	17.34	(0.29)	3.49	3.20	—	—	—
Year Ended October 31, 2019	18.22	— (f)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	—	(1.26)	(1.26)

Class C
Year Ended October 31, 2021	19.88	(0.56)	4.32	3.76	—	(0.89)	(0.89)
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	—	(1.26)	(1.26)

Class I
Year Ended October 31, 2021	20.84	(0.42)	4.55	4.13	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	—	(1.26)	(1.26)

Class R6
Year Ended October 31, 2021	21.13	(0.37)	4.61	4.24	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	—	(1.26)	(1.26)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.82% and 1.83% for the year ended October 31, 2021, 1.81% and 1.86% for the year ended October 31, 2020, 1.79% and 1.90% for the year ended October 31, 2019, 1.82% and 1.90% for the year ended October 31, 2018 and 1.83% and 2.02% for the year ended October 31, 2017; for Class C are 2.31% and 2.32% for the year ended October 31, 2021, 2.32% and 2.38% for the year ended October 31, 2020, 2.28% and 2.39% for the year ended October 31, 2019, 2.32% and 2.40% for the year ended October 31, 2018 and 2.31% and 2.52% for the year ended October 31, 2017; for Class I are 1.57% and 1.58% for the year ended October 31, 2021, 1.57% and 1.61% for the year ended October 31, 2020, 1.53% and 1.64% for the year ended October 31, 2019, 1.57 and 1.65% for the year ended October 31, 2018 and 1.56% and 1.73% for the year ended October 31, 2017; for Class R6 are 1.31% and 1.32% for the year ended October 31, 2021, 1.31% and 1.35% for the year ended October 31, 2020, 1.29% and 1.39% for the year ended October 31, 2019, 1.32% and 1.38% for the year ended October 31, 2018 and 1.31% and 1.47% for the year ended October 31, 2017, respectively.

(e)	Interest expense on securities sold short is 0.21%.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$23.65	19.94%	$30,516	2.66	%(e)	(2.08)%	2.67%	548%	1,013%
20.54	18.45	20,914	2.28		(1.54)	2.33	511	1,058
17.34	(3.10)	19,352	2.25		0.00 (g)	2.36	636	1,232
18.22	1.80	50,803	2.55		(1.11)	2.63	548	995
18.13	13.58	49,338	2.42		(1.05)	2.61	493	795

22.75	19.37	7,079	3.15	(e)	(2.57)	3.16	548	1,013
19.88	17.84	4,596	2.79		(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74		(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05		(1.61)	3.13	548	995
17.83	13.00	2,594	2.90		(1.53)	3.11	493	795

24.08	20.28	398,771	2.41	(e)	(1.84)	2.42	548	1,013
20.84	18.71	226,048	2.04		(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99		0.40	2.10	636	1,232
18.43	2.12	151,261	2.30		(0.87)	2.38	548	995
18.28	13.86	103,091	2.15		(0.81)	2.32	493	795

24.48	20.54	309,288	2.15	(e)	(1.57)	2.16	548	1,013
21.13	19.01	233,958	1.78		(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75		0.91	1.85	636	1,232
18.63	2.32	56,436	2.05		(0.66)	2.11	548	995
18.44	14.13	6,350	1.90		(0.56)	2.06	493	795

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2021	$13.01	$(0.21)	$0.52	$0.31	$(0.91)
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—

Class C
Year Ended October 31, 2021	11.77	(0.25)	0.48	0.23	(0.91)
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—

Class I
Year Ended October 31, 2021	13.82	(0.20)	0.57	0.37	(0.91)
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	— (f)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 0.93% and 1.16% for the year ended October 31, 2021, 1.08% and 1.46% for the year ended October 31, 2020, 1.22% and 1.62% for the year ended October 31, 2019, 1.22% and 1.55% for the year ended October 31, 2018 and 1.24% and 1.53% for the year ended October 31, 2017; for Class C are 1.43% and 1.67% for the year ended October 31, 2021, 1.60% and 1.95% for the year ended October 31, 2020, 1.73% and 2.09% for the year ended October 31, 2019, 1.73% and 2.02% for the year ended October 31, 2018 and 1.72% and 2.07% for the year ended October 31, 2017; for Class I are 0.68% and 0.89% for the year ended October 31, 2021, 0.76% and 1.13% for the year ended October 31, 2020, 0.96% and 1.32% for the year ended October 31, 2019, 0.96% and 1.25% for the year ended October 31, 2018 and 0.96% and 1.25% for the year ended October 31, 2017, respectively.

(e)	Interest expense on securities sold short is 0.16%.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$12.41	2.72%	$16,867	2.99	%(e)	(1.77)%	3.22%	119%	307%
13.01	11.97	18,205	3.23		(1.57)	3.61	224	531
13.11	2.01	14,276	3.69		(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50		(0.73)	3.83	131	252
14.69	6.14	17,932	3.66		(1.51)	3.95	109	278

11.09	2.29	1,211	3.49	(e)	(2.25)	3.73	119	307
11.77	11.36	1,949	3.75		(2.00)	4.10	224	531
12.06	1.52	3,731	4.20		(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01		(1.26)	4.30	131	252
13.79	5.59	10,920	4.14		(2.01)	4.49	109	278

13.28	3.01	74,112	2.74	(e)	(1.50)	2.95	119	307
13.82	12.26	121,285	2.91		(1.42)	3.28	224	531
13.80	2.27	27,694	3.43		0.01	3.79	125	356
14.93	0.20	34,927	3.24		(0.47)	3.53	131	252
15.30	6.47	44,219	3.37		(1.24)	3.68	109	278

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 3 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Macro Opportunities Fund(1)	Class A, Class C, Class I and Class R6(2)	JPM IV	Diversified
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I and Class R6	JPM I	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I(3)	JPM I	Diversified

(1)	Commenced operations on April 15, 2020.
(2)	Commenced operations on September 30, 2020.
(3)	On July 2, 2020, Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, Class L Shares are no longer offered.

The investment objective of JPMorgan Macro Opportunities Fund (“Macro Opportunities Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Macro Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$1,147	$169	$—	$1,316
Building Products	256	—	—	256
Electric Utilities	—	302	—	302
Electrical Equipment	171	—	—	171
Electronic Equipment, Instruments & Components	—	103	—	103
Entertainment	654	—	—	654
Health Care Equipment & Supplies	104	—	—	104
Household Durables	271	—	—	271
Insurance	142	278	—	420
Interactive Media & Services	415	—	—	415
Internet & Direct Marketing Retail	391	—	—	391
IT Services	505	—	—	505
Life Sciences Tools & Services	422	—	—	422
Machinery	85	138	—	223
Personal Products	299	—	—	299
Pharmaceuticals	204	278	—	482
Semiconductors & Semiconductor Equipment	235	—	—	235
Software	1,610	—	—	1,610
Specialty Retail	398	—	—	398
Textiles, Apparel & Luxury Goods	547	307	—	854

Total Common Stocks	7,856	1,575	—	9,431

Foreign Government Securities	—	226	—	226
Options Purchased
Call Options Purchased	10	42	—	52
Put Options Purchased	9	—	—	9

Total Options Purchased	19	42	—	61

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Macro Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Foreign Government Treasury Bills	$—	$4,961	$—	$4,961
Investment Companies	2,529	—	—	2,529

Total Short-Term Investments	2,529	4,961	—	7,490

Total Investments in Securities	$10,404	$6,804	$—	$17,208

Appreciation in Other Financial Instruments
Forward Currency Contracts	$—	$94	$—	$94
Futures Contracts	42	—	—	42
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(21)	—	(21)
Futures Contracts	(131)	—	—	(131)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(89)	$73	$—	$(16)

Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$728,797	$—	$—	$728,797

Total Liabilities for Securities Sold Short (a)	$(94,459)	$—	$—	$(94,459)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$91,573	$—	$—	$91,573

Total Liabilities for Securities Sold Short (a)	$(71,788)	$—	$—	$(71,788)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(7)	$—	$—	$(7)

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of October 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended October 31, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Macro Opportunities Fund	$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Opportunistic Equity Long/Short Fund and Research Market Neutral Fund did not lend out any securities during the year ended October 31, 2021. Macro Opportunities Fund did not have any securities out on loan at October 31, 2021.

D. Investment Transactions with Affiliates — The Funds invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuer listed in the tables below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Macro Opportunities Fund

	For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$2,356	$9,957	$9,784	$—	(c)	$—	(c)	$2,529	2,527	$2		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	474	474	—		—		—	—	1	*	—

Total	$2,356	$10,431	$10,258	$—	(c)	$—	(c)	$2,529		$3		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Opportunistic Equity Long/Short Fund

	For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$114,889	$1,266,532	$1,261,476	$1	$—	(c)	$119,946	119,886	$24	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.

Research Market Neutral Fund

	For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$23,773	$133,055	$147,075	$2	$(3)	$9,752	9,747	$7	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Derivatives — The Funds used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes F(1) — F(3) below describe the various derivatives used by the Funds.

(1). Options — Macro Opportunities Fund and Opportunistic Equity Long/Short Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Funds’ over-the-counter (“OTC”) options are subject to master netting agreements.

The Funds may be required to post or receive collateral for OTC options. Cash collateral posted by the Funds is considered restricted.

(2). Futures Contracts — Macro Opportunities Fund and Research Market Neutral Fund used index, interest rate and treasury futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Macro Opportunities Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$25	$—	$—
Purchased Options at Market Value	55	726	—
Unrealized Depreciation on Futures Contracts*	(106)	—	(7)

Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	94	—	—
Purchased Options at Market Value	6	—	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(21)	—	—

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	17	—	—
Unrealized Depreciation on Futures Contracts*	(25)	—	—

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(89)	—	(7)
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	73	—	—
Purchased Options at Market Value	61	726	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

The following table presents Macro Opportunities Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2021:

Macro Opportunities Fund

Counterparty	Gross Amount of Derivative Assets subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Received	Net Amount Due from Counterparty (Not less than zero)
BNP Paribas	$14		$(4)	$—	$10
Citibank, NA	8		(1)	—	7
Goldman Sachs International	78		(16)	—	62
Merrill Lynch International	—	(b)	— (b)	—	—

	$100		$(21)	$—	$79

Counterparty	Gross Amount of Derivative Liabilities subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
Barclays Bank plc	$—	(b)	$—	$—	$—	(b)
BNP Paribas	4		(4)	—	—
Citibank, NA	1		(1)	—	—
Goldman Sachs International	16		(16)	—	—
Merrill Lynch International	—	(b)	— (b)	—	—

	$21		$(21)	$—	—	(b)

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Amount rounds to less than one thousand.

The following table presents the effect of derivatives on the Statements of Operations for the year ended October 31, 2021, by primary underlying risk exposure:

	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(893)	$—	$(549)
Purchased Options	(451)	(1,325)	—
Written Options	140	84	—

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	218	—	—
Purchased Options	(110)	—	—
Written Options	43	—	—

Interest Rate Risk Exposure:
Futures Contracts	52	—	—

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(295)	—	(92)
Purchased Options	35	21	—

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	53	—	—

Interest Rate Risk Exposure:
Futures Contracts	(12)	—	—

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts and forward foreign currency exchange contracts activity during the year ended October 31, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Futures Contracts — Equity:
Average Notional Balance Long	$1,213	$—	$—
Average Notional Balance Short	5,092	—	1,543
Ending Notional Balance Long	687	—	—
Ending Notional Balance Short	4,036	—	920

Futures Contracts — Interest Rate:
Average Notional Balance Long	$1,756	—	—
Average Notional Balance Short	2,418	—	—
Ending Notional Balance Long	1,200	—	—
Ending Notional Balance Short	1,429	—	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$5,760	—	—
Average Settlement Value Sold	12,642	—	—
Ending Settlement Value Purchased	1,691	—	—
Ending Settlement Value Sold	12,289	—	—

Exchange-Traded Options:
Average Number of Contracts Purchased	285	74	—
Average Number of Contracts Written	2	—	—
Ending Number of Contracts Purchased	212	192	—

OTC Options:
Average Notional Balance Purchased	$1,185	—	—
Average Notional Balance Written	341	—	—
Ending Notional Balance Purchased	1,444	—	—

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC options and non-deliverable forward foreign currency exchange contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds.

The Funds’ derivatives contracts held at October 31, 2021 are not accounted for as hedging instruments under GAAP.

G. Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds’ custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Funds are obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund had outstanding short sales as listed on their SOIs.

H. Offering and Organization Costs — Total offering costs of $21 paid in connection with the offering of shares of Macro Opportunities Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the year ended October 31, 2021, total offering costs amortized were $10.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2021 are as follows:

	Class A		Class C		Class I		Class R6		Total
Macro Opportunities Fund
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)
Opportunistic Equity Long/Short Fund
Transfer agency fees	1		—	(a)	15		1		17
Research Market Neutral Fund
Transfer agency fees	3		1		4		n/a		8

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund’s and Research Market Neutral Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. When filed, Macro Opportunities Fund’s Federal tax return since inception will be subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Macro Opportunities Fund	$—	$197	$(197)
Opportunistic Equity Long/Short Fund	—	11,005	(11,005)
Research Market Neutral Fund	(360)	377	(17)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, net operating losses and short sales.

N. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Macro Opportunities Fund	0.60%
Opportunistic Equity Long/Short Fund	1.20
Research Market Neutral Fund	0.35

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2021, the effective rate for Macro Opportunities Fund, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund was 0.07%, 0.07% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Macro Opportunities Fund	0.25%	0.75%
Opportunistic Equity Long/Short Fund	0.25	0.75
Research Market Neutral Fund	0.25	0.75

50	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2021, JPMDS retained the following:

	Front-End Sales Charge		CDSC
Macro Opportunities Fund	$—	(a)	$—
Opportunistic Equity Long/Short Fund	11		—	(a)
Research Market Neutral Fund	4		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Macro Opportunities Fund	0.25%	0.25%	0.25%
Opportunistic Equity Long/Short Fund	0.25	0.25	0.25
Research Market Neutral Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I		Class R6
Macro Opportunities Fund	1.20%	1.70%	0.95%		0.70%
Opportunistic Equity Long/Short Fund	1.85	2.35	1.60		1.35
Research Market Neutral Fund	0.95	1.45	0.69	(1)	n/a

(1)	The contractual expense percentage in the table above is in place until at least May 31, 2022.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the year ended October 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Macro Opportunities Fund	$106	$13	$—	(a)	$119	$258
Research Market Neutral Fund	128	69	5		202	—

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2021 were as follows:

Macro Opportunities Fund	$3
Opportunistic Equity Long/Short Fund	41
Research Market Neutral Fund	16

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Macro Opportunities Fund	$10,770	$13,676	$—	$—
Opportunistic Equity Long/Short Fund	3,331,442	3,293,558	2,791,996	2,899,317
Research Market Neutral Fund	105,671	175,391	101,833	166,693

During the year ended October 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$14,877	$2,705	$390	$2,315
Opportunistic Equity Long/Short Fund*	550,185	87,838	3,685	84,153
Research Market Neutral Fund*	6,333	22,021	8,576	13,445

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to, investments in futures contracts, investments in forwards foreign currency contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$17,977	$3,393	$21,370
Research Market Neutral Fund	1,657	6,527	8,184

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

52	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

The tax character of distributions paid during the year ended October 31, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$918	$—	$918
Research Market Neutral Fund	—	6,225	6,225

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

At October 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$249	$(132)	$2,312
Opportunistic Equity Long/Short Fund	45,817	25,900	84,153
Research Market Neutral Fund	—	(29,216)	13,304

The cumulative timing differences primarily consist of investments in forward foreign currency contracts, investments in futures contracts, investments in options contracts, late year specified loss deferrals, short sales, straddle loss deferral and wash sale loss deferrals.

As of October 31, 2021, the following Funds had net capital loss carryforwards as follows:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Macro Opportunities Fund	$—		$132
Research Market Neutral Fund	29,216	*	—

*	Amount includes capital loss carry forwards which are limited in future years under Internal Revenue Code sections 381-384.

Late year ordinary losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2021, the following Fund deferred to November 1, 2021 the following late year ordinary loss of:

Late Year Ordinary Loss Deferral
Research Market Neutral Fund	$1,186

During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Macro Opportunities Fund	$—	$274
Research Market Neutral Fund	2,164	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended October 31, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2021.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended October 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Macro Opportunities Fund	1	89.4%	—	—%
Opportunistic Equity Long/Short Fund	—	—	3	61.5
Research Market Neutral Fund	—	—	2	38.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Macro Opportunities Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2021, a significant portion of the investments of Macro Opportunities Fund consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2021, the following Fund had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

Macro Opportunities Fund
Japan	22.4%

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

54	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

As of October 31, 2021, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust IV and Shareholders of JPMorgan Macro Opportunities Fund, JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Macro Opportunities Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Macro Opportunities Fund (1)
JPMorgan Opportunistic Equity Long/Short Fund (2)
JPMorgan Research Market Neutral Fund (2)
(1) Statement of changes in net assets for the year ended October 31, 2021 and the period April 15, 2020 (commencement of operations) through October 31, 2020
(2) Statement of changes in net assets for the years ended October 31, 2021 and 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
December 22, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

56	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	124	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	124	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	124	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952); Trustee of the Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	124	None

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	57

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	124	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	124	None

Marilyn McCoy (1948); Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	124	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	124	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo* (1946); Trustee of the Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	124	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

58	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eight registered investment companies (124 funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	59

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

60	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2021, and continued to hold your shares at the end of the reporting period, October 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Macro Opportunities Fund
Class A
Actual	$1,000.00	$1,017.30	$6.15	1.21%
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class C
Actual	1,000.00	1,015.00	8.68	1.71
Hypothetical	1,000.00	1,016.59	8.69	1.71
Class I
Actual	1,000.00	1,018.40	4.88	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class R6
Actual	1,000.00	1,020.20	3.62	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71

JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	1,000.00	1,038.20	11.79	2.29
Hypothetical	1,000.00	1,013.64	11.65	2.29
Class C
Actual	1,000.00	1,035.50	14.34	2.79
Hypothetical	1,000.00	1,011.12	14.17	2.79
Class I
Actual	1,000.00	1,039.80	10.56	2.05
Hypothetical	1,000.00	1,014.85	10.43	2.05
Class R6
Actual	1,000.00	1,040.90	9.23	1.79
Hypothetical	1,000.00	1,016.16	9.12	1.79

JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,009.80	14.97	2.96
Hypothetical	1,000.00	1,010.31	14.97	2.96
Class C
Actual	1,000.00	1,008.20	17.49	3.46
Hypothetical	1,000.00	1,007.79	17.49	3.46
Class I
Actual	1,000.00	1,011.40	13.66	2.70
Hypothetical	1,000.00	1,011.62	13.67	2.70

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	61

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreements for the JPMorgan Macro Opportunities Fund, JPMorgan Opportunistic Equity Long Short Fund and JPMorgan Research Market Neutral Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk/ and performance return assessment as compared to the Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

62	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	63

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the Independent Consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Macro Opportunities Fund since its inception on April 15, 2020, as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Opportunistic Equity Long/Short Fund’s performance for Class A shares was in the first, first and second quintiles based upon the Peer Group, for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the first quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Peer Group, for the one-, three-and five-year periods ended December 31, 2020, respectively, and in the first quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Research Market Neutral Fund’s performance for Class A shares was in the first, second and second quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

64	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Macro Opportunities Fund’s net advisory fee for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee for Class A shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second quintile, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee and actual total expenses for Class A shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	65

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2021:

Dividends Received Deduction
JPMorgan Opportunistic Equity Long/Short Fund	15.08%
JPMorgan Research Market Neutral Fund	60.18

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2021:

Long-Term Capital Gain Distribution
JPMorgan Opportunistic Equity Long/Short Fund	$3,393
JPMorgan Research Market Neutral Fund	6,527

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2021:

Qualified Dividend Income
JPMorgan Opportunistic Equity Long/Short Fund	$3,082
JPMorgan Research Market Neutral Fund	1,094

66	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including Opportunistic Equity Long/Short Fund and Research Market Neutral Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee

Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina A. Shenker
In Favor	219,183,139
Withheld	2,776,497

OCTOBER 31, 2021	J.P. MORGAN SPECIALTY FUNDS	67

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

JPM IV held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM IV, including Macro Opportunities Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	6,478,459
Withheld	59,314

Steven P. Fisher
In Favor	6,504,144
Withheld	33,629

Gary L. French
In Favor	6,504,712
Withheld	33,061

Kathleen Gallagher
In Favor	6,506,726
Withheld	31,047

Robert J. Grassi
In Favor	6,504,765
Withheld	33,008

Frankie D. Hughes
In Favor	6,503,505
Withheld	34,269

Raymond Kanner
In Favor	6,505,098
Withheld	32,675

Thomas P. Lemke
In Favor	6,504,411
Withheld	33,363

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	6,504,157
Withheld	33,616

Mary E. Martinez
In Favor	6,506,889
Withheld	30,885

Marilyn McCoy
In Favor	6,507,227
Withheld	30,546

Robert A. Oden, Jr.
In Favor	6,492,324
Withheld	45,450

Marian U. Pardo
In Favor	6,505,978
Withheld	31,796

Emily A. Youssouf
In Favor	6,506,064
Withheld	31,710

Interested Nominee

Robert F. Deutsch
In Favor	6,503,180
Withheld	34,594

Nina A. Shenker
In Favor	6,505,581
Withheld	32,193

68	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. October 2021.	AN-SPEC-1021

Annual Report

J.P. Morgan International Equity Funds

October 31, 2021

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 6, 2021 (Unaudited)

Dear Shareholders,

Equity markets largely rewarded investors with strong returns amid a global economic rebound in 2021 that withstood the emergence and spread of Covid variants, strained supply chains and accelerating inflation. Despite uneven progress against the pandemic, continued monetary and fiscal support helped bolster corporate profits and consumer spending throughout the twelve months ended October 21, 2021.

“Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals.” — Andrea L. Lisher

While leading central banks maintain accommodative policies throughout the period, select emerging market nations – particularly Brazil — raised interest rates and the U.S. Federal Reserve (the “Fed”) laid out a potential timetable for winding down its asset purchasing program and raising interest rates for the first time since the start of the pandemic. While the Fed initially insisted that price inflation fueled by the reopening of the global economy would likely be temporary, by the end of the period Fed officials conceded that inflation was stronger and more persistent than expected.

By the end of the period – and in subsequent weeks – financial market volatility increased amid investor uncertainty about the ongoing pandemic and concerns about the potential for the Fed to move more quickly to raise interest rates in the face of accelerating inflation. However, economic data point toward a continued rebound in the global economy into 2022.

Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

Globally, equity markets outperformed fixed income markets by a wide margin amid a global economic rebound from the initial economic shock of the pandemic. While the development and distribution of multiple vaccines unleashed a sharp increase in economic activity in the first half of the period, uneven success against the pandemic, supply chain constraints and inflationary pressure weighed on growth in the latter part of the period. Overall, U.S. equity outperformed both developed market and emerging market equities.

For the twelve months ended October 31, 2021, the S&P 500 returned 42.91%; the MSCI EAFE Index returned 34.18% and the MSCI Emerging Markets Index returned 16.96%. Within fixed income, the Bloomberg U.S. Aggregate Index returned -0.48%, the Bloomberg U.S. High Yield Index returned 10.53% and the Bloomberg Emerging Markets Index returned 3.01% for the period.

At the start of the period, global equity prices began to rebound amid development of the first vaccines against COVID-19 and its leading variants. The rally in equity prices was largely led by investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on equity markets in June.

In the following months global economic growth was increasingly hindered by uneven progress against the pandemic, supply chain bottlenecks and rising prices for both commodities and finished goods. Energy prices rose sharply amid a rebound in demand, which helped petroleum exporting nations but weighed on the economies of net importers. Extended inflationary pressures led to modest divergence in central bank policies at the end of the period. Leading central banks maintained their ultra-low interest rate policies, while monetary authorities in select nations, including Brazil, Norway and New Zealand, raised rates to head off rising prices.

Global equity prices largely continued their upward trajectory in the final months of the period, with the exception of a modest retreat in September 2021. While developed markets equity and emerging markets equity generally provided positive returns, equity markets slumped in select nations facing political unrest and/or rapidly rising inflationary pressures. Notably, equity prices in China were weighed down by real estate company China Evergrande’s struggles to meet debt payments as investors worried about the potential impact on financial markets. Additionally, shares of large information technology companies in China were hurt by investor uncertainty over increased domestic regulatory scrutiny.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	11.63%
MSCI Emerging Markets Index (net of foreign withholding taxes)	16.96%

Net Assets as of 10/31/2021 (In Thousands)	$13,835,784

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s security selection and overweight position in the consumer discretionary sector and its underweight position and security selection in the materials sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the health care and communication services sectors was a leading contributor to relative performance.

By country, the Fund’s underweight position in Russia and its security selection in Brazil were leading detractors from relative performance. The Fund’s out-of-Benchmark positions in Belarus and Singapore, which solely consisted of EPAM Systems Inc. and Sea Ltd., respectively, were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in New Oriental Education & Technology Group Inc., KE Holdings Inc. and Magazine Luiza SA. Shares of New Oriental Education & Technology Group, a Chinese provider of educational services, fell amid efforts by Chinese government regulators to tighten controls on private education providers. Shares of KE Holdings, a Chinese online platform provider for new and existing home sales, fell as China Evergrande Group’s struggles to meet debt payments weighed on China’s real estate sector. Shares of Magazine Luiza, a Brazilian consumer goods retailer, fell amid the con-

tinued spread of COVID-19 in Brazil and the Brazilian central bank’s decision to sharply raise interest rates.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Sea Ltd. and EPAM Systems Inc., and its overweight position in Wuxi Biologics Inc. Shares of Sea, a Singapore internet and mobile platform provider, rose as the company continued to increase its market share during the period. Shares of EPAM Systems, a global provider of software development and digital platform services that largely operates from Belarus, rose amid several consecutive quarters of better-than-expected earnings during the period. Shares of Wuxi Biologics (Cayman), a Chinese developer of biological testing and drug research, rose amid increased demand for its products and services driven by the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the consumer staples and consumer discretionary sectors and its largest relative underweight allocations were in the materials and energy sectors. The Fund’s largest country overweight allocations relative to the Benchmark during the period were in China and India and its largest relative underweight allocations were in Taiwan and South Korea.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	6.4%
2.	Samsung Electronics Co. Ltd. (South Korea)	4.8
3.	EPAM Systems, Inc. (United States)	4.2
4.	Sea Ltd., ADR (Taiwan)	4.1
5.	Tencent Holdings Ltd. (China)	3.4
6.	MercadoLibre, Inc. (Argentina)	2.7
7.	Housing Development Finance Corp. Ltd. (India)	2.6
8.	Meituan (China)	2.6
9.	Techtronic Industries Co. Ltd. (Hong Kong)	2.6
10.	JD.com, Inc., Class A (China)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
China	36.9%
India	16.4
Taiwan	11.8
South Korea	7.7
Hong Kong	5.0
United States	4.7
Indonesia	2.8
Argentina	2.7
Brazil	2.4
Russia	1.3
Mexico	1.3
United Kingdom	1.3
Others (each less than 1.0%)	3.7
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		5.41%	12.38%	6.59%
Without Sales Charge		11.25	13.61	7.16
CLASS C SHARES	February 28, 2006
With CDSC**		9.68	13.03	6.73
Without CDSC		10.68	13.03	6.73
CLASS I SHARES	September 10, 2001	11.52	13.88	7.43
CLASS L SHARES	November 15, 1993	11.63	14.01	7.57
CLASS R2 SHARES	July 31, 2017	10.93	13.28	6.99
CLASS R3 SHARES	July 31, 2017	11.17	13.56	7.14
CLASS R4 SHARES	July 31, 2017	11.48	13.83	7.41
CLASS R5 SHARES	September 9, 2016	11.64	14.01	7.58
CLASS R6 SHARES	December 23, 2013	11.75	14.13	7.66

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	17.02%
MSCI Emerging Markets Index (net of foreign withholding taxes)	16.96%

Net Assets as of 10/31/2021 (In Thousands)	$3,793,388

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

By sector, the Fund’s security selections in the health care and financials sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selections in the consumer discretionary and utilities sectors were leading detractors from relative performance.

By country, the Fund’s security selections China and South Korea were leading contributors to relative performance, while the Fund’s security selections in India and Poland were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in TAL Education Group and its overweight positions in Yunnan Energy New Material Co. and Contemporary Amperex Technology Co. Shares of TAL Education Group, a Chinese provider of after-school tutoring services, fell amid efforts by Chinese government regulators to tighten controls on private education providers. Shares of Yunnan Energy New Material, a Chinese maker of electric vehicle battery materials, rose amid growth in domestic demand and investor expectations of accelerating U.S. adoption of electric vehicle technology due to proposed U.S. government incentives. Shares of Contemporary Amperex Technology, a Chinese batteries and energy storage systems maker, rose after the company reported its earnings more than doubled in the third quarter of 2021 amid surging sales.

Leading individual detractors from relative performance included the Fund’s overweight positions in New Oriental Education & Technology Group Inc. and Britannia Industries Ltd., and its underweight position in ICICI Bank Ltd. Shares of New Oriental Education & Technology Group, a Chinese provider of educational services, fell amid efforts by Chinese government regulators to tighten controls on private education providers. Shares of Britannia Industries, an Indian food manufacturer and distributor, fell amid disruptions in global supply chains. Shares of ICICI Bank, an Indian banking and financial services company, rose following several quarter of earnings growth during the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.

As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the energy and consumer staples sectors and its largest underweight allocations were in the industrials and materials sectors. By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in Mexico and South Africa and its largest relative underweight allocations were in Taiwan and Malaysia.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	5.9%
2.	Tencent Holdings Ltd. (China)	4.7
3.	Samsung Electronics Co. Ltd. (South Korea)	4.4
4.	Alibaba Group Holding Ltd. (China)	4.2
5.	Meituan (China)	1.9
6.	Reliance Industries Ltd. (India)	1.5
7.	Infosys Ltd., ADR (India)	1.2
8.	JD.com, Inc., Class A (China)	1.1
9.	Housing Development Finance Corp. Ltd. (India)	1.1
10.	China Construction Bank Corp., Class H (China)	1.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
China	34.8%
Taiwan	14.2
South Korea	12.8
India	11.4
Russia	4.6
Brazil	3.9
South Africa	3.3
Mexico	2.9
Saudi Arabia	2.7
Thailand	1.8
Indonesia	1.6
Others (each less than 1.0%)	5.2
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	16.95%	12.98%
CLASS R6 SHARES	December 11, 2018	17.02	13.10

LIFE OF FUND PERFORMANCE (12/11/18 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from December 11, 2018 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.

Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	44.26%
MSCI Europe Index (net of foreign withholding taxes)	40.93%

Net Assets as of 10/31/2021 (In Thousands)	$1,074,518

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

Relative to the Benchmark, the Fund’s security selections and its overweight positions in both the semiconductors & semiconductor equipment and banks sectors were leading contributors to performance. The Fund’s security selection in the consumer durables & apparel sector and its overweight position in the retailing sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in ASM International NV, its out-of-Benchmark position in Bank of Ireland Group PLC and its underweight position in Unilever PLC. Shares of ASM International, a Dutch maker of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor industry. Shares of Bank of Ireland Group rose amid investor expectation that the financials sector in general would benefit from a rebound in economic activity in 2021. Shares of Unilever, a U.K. consumer products company that was not held in the Fund, fell amid rising global costs for raw materials.

Leading individual detractors from relative performance included the Fund’s underweight position in ASML Holdings NV and Royal Dutch Shell PLC and its out-of-Benchmark position in Stillfront Group AB. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor industry. Shares of Royal Dutch Shell, a U.K. integrated oil and gas producer not held by the Fund, rose amid an increase in global energy prices. Shares of Stillfront Group, a Swedish digital game publisher, fell amid investor expectations for falling demand for video games as countries lifted pandemic social restrictions.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	4.5%
2.	Roche Holding AG (Switzerland)	3.6
3.	Novo Nordisk A/S, Class B (Denmark)	2.8
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.7
5.	BP plc (United Kingdom)	2.3
6.	Koninklijke Ahold Delhaize NV (Netherlands)	2.3
7.	Allianz SE (Registered) (Germany)	2.1
8.	ASM International NV (Netherlands)	1.9
9.	BNP Paribas SA (France)	1.8
10.	Zurich Insurance Group AG (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
United Kingdom	18.9%
Switzerland	16.1
Germany	14.6
France	13.1
Netherlands	7.4
Denmark	5.3
Finland	4.4
United States	2.8
Spain	2.3
Ireland	2.1
Austria	2.0
Belgium	1.2
Italy	1.2
Luxembourg	1.0
Others (each less than 1.0%)	2.6
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge*		36.68%	8.02%	7.63%
Without Sales Charge		44.26	9.19	8.21
CLASS C SHARES	November 1, 1998
With CDSC**		42.56	8.65	7.78
Without CDSC		43.56	8.65	7.78
CLASS I SHARES	September 10, 2001	44.61	9.47	8.50
CLASS L SHARES	September 10, 2001	44.88	9.62	8.68
CLASS R6 SHARES	October 1, 2018	45.01	9.69	8.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net of foreign withholding taxes) from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan International Equity Fund

Fund Commentary

Twelve Months Ended October 31, 2021 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	32.94%
MSCI EAFE Index (net of foreign withholding taxes)	34.18%

Net Assets as of 10/31/2021 (In Thousands)	$4,845,717

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s security selections in the consumer discretionary and industrials sectors were leading detractors from relative performance, while the Fund’s security selections in the information technology and health care sectors were leading contributors to relative performance.

By region, the Fund’s out-of-Benchmark allocation to emerging markets and its overweight position in the U.K. were leading detractors from relative performance, while its security selection and underweight position in Japan and its security selection in the Pacific, excluding Japan, were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its out-of-Benchmark position in Alibaba Group Holding Ltd. and Tencent Holdings Ltd. and its underweight position in Roche Holding AG. Shares of both Alibaba Group

Holding, a Chinese electronic commerce conglomerate, and Tencent Holdings, a Chinese online platform provider, fell amid tighter regulatory scrutiny of large technology companies in China as well as broader investor concerns about China Evergrande Group’s struggles to meet debt payments. Shares of Roche Holding, a Swiss pharmaceutical company, rose after the company raised its earnings forecast for 2021.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASML Holding NV, Capgemini SE and ING Groep NV.

Shares of ASML Holding, a Dutch maker of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor sector. Shares of Capgemini, a French provider of technology consulting and outsourcing services, rose amid growth in revenue and earnings during the period. Shares of ING Groep, a Dutch banking and financial services company, rose amid better-than-expected results during the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	3.0%
2.	ASML Holding NV (Netherlands)	2.9
3.	Novo Nordisk A/S, Class B (Denmark)	2.7
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.4
5.	Keyence Corp. (Japan)	2.3
6.	TotalEnergies SE (France)	2.2
7.	Diageo plc (United Kingdom)	2.1
8.	Capgemini SE (France)	1.9
9.	Sony Group Corp. (Japan)	1.9
10.	AIA Group Ltd. (Hong Kong)	1.8

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	17.0%
France	15.1
United Kingdom	10.7
Germany	7.2
Switzerland	6.9
Netherlands	5.5
Denmark	5.2
Sweden	4.7
United States	3.2
Hong Kong	3.0
Spain	2.8
Australia	2.3
South Korea	2.1
Taiwan	1.9
Singapore	1.6
Belgium	1.4
South Africa	1.1
Others (each less than 1.0%)	3.3
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		25.62%	9.49%	6.81%
Without Sales Charge		32.56	10.68	7.38
CLASS C SHARES	January 31, 2003
With CDSC**		30.94	10.13	6.95
Without CDSC		31.94	10.13	6.95
CLASS I SHARES	January 1, 1997	32.94	10.95	7.65
CLASS R2 SHARES	November 3, 2008	32.18	10.35	7.09
CLASS R5 SHARES	May 15, 2006	33.04	11.07	7.82
CLASS R6 SHARES	November 30, 2010	33.20	11.19	7.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan International Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	26.04%
MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes)	29.66%

Net Assets as of 10/31/2021 (In Thousands)	$3,920,288

INVESTMENT OBJECTIVE**

The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s security selection in the financials sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading contributor to relative performance.

By region, the Fund’s underweight position in Canada and its security selection in emerging markets were leading detractors from relative performance, while the Fund’s underweight position in Japan and its security selection in the Pacific Rim were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Alibaba Group Holding Ltd., Tencent Holdings Ltd. and Kone Oyj. Shares of both Alibaba Group Holding, a Chinese electronic commerce conglomerate, and Tencent Holdings, a Chinese online platform provider, fell amid tighter regulatory scrutiny of large technology companies in China as well as broader investor concerns about China Evergrande Group’s struggles to meet debt payments. Shares of Kone, a Finnish manufacturer of elevators, escalators and automatic doors, fell after the company warned of rising costs and shortages of equipment parts.

Leading individual contributors to the Fund’s relative performance included its overweight positions in ASML Holding NV, Sea Ltd. and KBC Group NV. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor industry. Shares of Sea, a Singapore internet and mobile platform provider, rose as the company continued to increase its market share during the period. Shares of KBC Group, a Belgian banking and insurance provider, rose amid better-than-expected earnings during the period.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	3.7%
2.	ASML Holding NV (Netherlands)	3.6
3.	Samsung Electronics Co. Ltd. (South Korea)	3.5
4.	Diageo plc (United Kingdom)	3.2
5.	Novo Nordisk A/S, Class B (Denmark)	3.2
6.	HDFC Bank Ltd., ADR (India)	3.1
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	3.1
8.	AIA Group Ltd. (Hong Kong)	2.8
9.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2.7
10.	Tencent Holdings Ltd. (China)	2.6

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
United Kingdom	10.2%
France	8.9
Switzerland	7.0
Japan	6.9
China	5.8
Germany	5.4
Hong Kong	5.2
South Korea	5.0
Taiwan	5.0
Canada	5.0
United States	4.4
Denmark	4.2
Netherlands	3.6
Sweden	3.4
India	3.1
Belgium	2.4
Australia	2.2
South Africa	2.1
Indonesia	2.0
Spain	1.7
Singapore	1.6
Russia	1.4
Finland	1.4
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		19.11%	9.85%	8.38%
Without Sales Charge		25.69	11.05	8.97
CLASS C SHARES	November 30, 2011
With CDSC**		24.11	10.49	8.53
Without CDSC		25.11	10.49	8.53
CLASS I SHARES	November 30, 2011	26.04	11.35	9.27
CLASS R2 SHARES	November 30, 2011	25.29	10.72	8.67
CLASS R5 SHARES	November 30, 2011	26.19	11.46	9.42
CLASS R6 SHARES	November 30, 2011	26.28	11.55	9.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) from November 30, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.90%
MSCI EAFE Index (net of foreign withholding taxes)	34.18%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.06%

Net Assets as of 10/31/2021 (In Thousands)	$152,776

INVESTMENT OBJECTIVE**

The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2021. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 57% of the Benchmark’s volatility.

The Fund’s security selection in the materials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and health care sectors was a leading contributor to relative performance.

By country, the Fund’s security selection in Switzerland and Italy was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in Japan and the Netherlands was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Orsted A/S, Kao Corp. and Iberdrola SA. Shares of Orsted, a Danish renewable energy generator, fell after reporting weaker-than-expected earnings and revenue growth for the first half of the 2021. Shares of Kao, a Japanese consumer products and chemicals manufacturer, fell amid a decline in demand for cosmetics and household products in Japan due to the pandemic. Shares of Iberdrola, an electric utility based in Spain, fell after the Spanish government responded to surging domestic electricity prices by limiting profits of energy utilities.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASML Holdings NV, Capgemini SE and Novo Nordisk A/S. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor industry. Shares of Capgemini, a French provider of technology consulting and outsourcing services, rose amid growth in revenue and earnings during the period. Shares of Novo Nordisk, a Danish pharmaceuticals company, rose after the company reported earnings growth for the first quarter of 2021 and raised its 2021 forecast for earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.8%
2.	ASML Holding NV (Netherlands)	2.6
3.	Roche Holding AG (Switzerland)	2.3
4.	Novo Nordisk A/S, Class B (Denmark)	1.9
5.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.8
6.	Novartis AG (Registered) (Switzerland)	1.5
7.	Toyota Motor Corp. (Japan)	1.5
8.	L’Oreal SA (France)	1.3
9.	Schneider Electric SE (United States)	1.2
10.	Allianz SE (Registered) (Germany)	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	23.3%
United Kingdom	11.8
France	10.9
Switzerland	10.5
Germany	9.9
Netherlands	6.8
Australia	5.6
Denmark	3.2
United States	3.0
Spain	2.9
Sweden	2.7
Hong Kong	2.4
Others (each less than 1.0%)	4.7
Short-Term Investments	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge*		14.28%	3.39%
Without Sales Charge		20.60	5.53
CLASS C SHARES	March 15, 2019
With CDSC**		18.97	5.00
Without CDSC		19.97	5.00
CLASS I SHARES	March 15, 2019	20.90	5.81
CLASS R5 SHARES	March 15, 2019	21.10	5.95
CLASS R6 SHARES	March 15, 2019	21.19	6.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/15/19 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the ICE BofAML 3-Month U.S. Treasury Bill Index from March 15, 2019 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	35.78%
MSCI EAFE Index (net of foreign withholding taxes)	34.18%

Net Assets as of 10/31/2021 (In Thousands)	$4,995,842

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s security selection in the semiconductors & hardware sector and in the banks sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic industries and utilities sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Japan and security selection and overweight position in Europe, excluding the U.K., were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the U.K. and in the Pacific, excluding Japan, were the smallest contributors to relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took overweight positions in securities included within the universe of the Benchmark that they considered undervalued, while underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered) (Switzerland)	2.8%
2.	ASML Holding NV (Netherlands)	2.5
3.	Roche Holding AG (Switzerland)	2.3
4.	Novo Nordisk A/S, Class B (Denmark)	1.9
5.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.7
6.	Novartis AG (Registered) (Switzerland)	1.5
7.	Toyota Motor Corp. (Japan)	1.4
8.	L’Oreal SA (France)	1.3
9.	Schneider Electric SE (United States)	1.2
10.	Allianz SE (Registered) (Germany)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	23.0%
United Kingdom	11.7
France	10.8
Switzerland	10.4
Germany	9.8
Netherlands	6.8
Australia	5.7
Denmark	3.2
Spain	2.8
Sweden	2.8
United States	2.3
Hong Kong	2.3
Others (each less than 1.0%)	4.7
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge*		28.31%	7.70%	6.34%
Without Sales Charge		35.44	8.87	6.91
CLASS I SHARES	October 28, 1992	35.78	9.13	7.17
CLASS R6 SHARES	November 1, 2017	35.93	9.23	7.22

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	46.77%
MSCI EAFE Value Index (net of foreign withholding taxes)	38.31%

Net Assets as of 10/31/2021 (In Thousands)	$396,699

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s underweight positions in the utilities and consumer staples sectors were leading contributors to performance relative to the Benchmark. The Fund’s overweight position in the energy sector and its security selection in the technology-software sector were leading detractors from relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading contributor to relative performance, while the Fund’s security selection in the Pacific, excluding Japan, was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in SoftBank Group Corp., Unilever PLC and Sanofi SA. Shares of SoftBank Group, a Japanese technology sector holding company not held in the Fund, fell amid investor concerns about the company’s exposure to technology businesses in China. Shares of Unilever, a U.K. consumer products company note held in the Fund, fell amid the increasing costs of key commodities. Shares of Sanofi, a French pharmaceuticals maker not held in the Fund, underperformed amid efforts by the Biden administration to curb drug prices.

Leading individual detractors from relative performance included the Fund’s underweight positions in Royal Dutch Shell PLC, Commonwealth Bank of Australia and Westpac Banking Corp. Shares of Royal Dutch Shell, an integrated petroleum and natural gas provider, rose amid a sharp increase in global energy prices. Shares of Commonwealth Bank Australia, which were not held in the Fund, rose after the company reported strong earnings growth for fiscal 2021. Shares of Westpac Banking, an Australian bank and financial services company, rose amid earnings growth during the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark during the period were in the banks and insurance sectors, while the largest underweight positions were in the utilities and consumer staples sector.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Toyota Motor Corp. (Japan)	2.4%
2.	Novartis AG (Registered) (Switzerland)	2.2
3.	TotalEnergies SE (France)	1.7
4.	Siemens AG (Registered) (Germany)	1.6
5.	HSBC Holdings plc (United Kingdom)	1.6
6.	GlaxoSmithKline plc (United Kingdom)	1.4
7.	BP plc (United Kingdom)	1.4
8.	BHP Group Ltd. (Australia)	1.2
9.	Allianz SE (Registered) (Germany)	1.2
10.	National Australia Bank Ltd. (Australia)	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Japan	21.1%
United Kingdom	16.6
France	10.2
Germany	9.6
Australia	6.7
Switzerland	6.2
Italy	3.7
Sweden	3.4
Netherlands	3.2
Spain	3.2
Norway	2.9
Austria	1.7
Denmark	1.6
Finland	1.5
Hong Kong	1.5
Singapore	1.1
Others (each less than 1.0%)	4.2
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		38.59%	4.62%	3.68%
Without Sales Charge		46.20	5.76	4.25
CLASS C SHARES	July 11, 2006
With CDSC**		44.54	5.22	3.83
Without CDSC		45.54	5.22	3.83
CLASS I SHARES	September 10, 2001	46.51	6.03	4.53
CLASS L SHARES	November 4, 1993	46.77	6.16	4.66
CLASS R2 SHARES	November 3, 2008	45.84	5.46	3.97
CLASS R5 SHARES	September 9, 2016	46.59	6.13	4.66
CLASS R6 SHARES	November 30, 2010	46.84	6.27	4.78

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net of foreign withholding taxes) from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Value Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.1%

Argentina — 2.7%

MercadoLibre, Inc. *	256	378,577

Brazil — 2.4%

B3 SA — Brasil Bolsa Balcao	36,160	76,499

Localiza Rent a Car SA	3,766	30,123

Magazine Luiza SA *	35,416	67,898

Pagseguro Digital Ltd., Class A * (a)	3,091	111,894

Raia Drogasil SA *	12,592	52,210

		338,624

China — 37.7%

Alibaba Group Holding Ltd. *	14,608	300,377

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	14,621	94,901

Bilibili, Inc., ADR * (a)	707	51,836

Bilibili, Inc., Class Z *	709	51,982

Budweiser Brewing Co. APAC Ltd. (b)	36,765	100,839

China Gas Holdings Ltd.	48,011	119,837

Contemporary Amperex Technology Co. Ltd., Class A	1,977	197,774

Dada Nexus Ltd., ADR *	3,482	70,725

Foshan Haitian Flavouring & Food Co. Ltd., Class A	9,791	179,053

Hundsun Technologies, Inc., Class A	10,482	102,785

JD.com, Inc., ADR *	1,578	123,561

JD.com, Inc., Class A *	7,921	310,075

Jiangsu Hengli Hydraulic Co. Ltd., Class A	15,471	198,137

KE Holdings, Inc., ADR * (a)	3,440	62,671

Kingdee International Software Group Co. Ltd. *	33,349	109,731

Kweichow Moutai Co. Ltd., Class A	264	75,369

Meituan * (b)	10,752	365,881

Midea Group Co. Ltd., Class A	8,057	86,313

NetEase, Inc.	12,341	239,393

Pharmaron Beijing Co. Ltd., Class A	5,886	175,274

Ping An Bank Co. Ltd., Class A	48,156	146,494

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	4,095	239,644

Shenzhou International Group Holdings Ltd.	8,462	182,301

Sichuan Swellfun Co. Ltd., Class A	1,990	39,210

Silergy Corp.	1,023	169,005

Sunny Optical Technology Group Co. Ltd.	6,929	185,940

Tencent Holdings Ltd.	7,815	475,391

Wanhua Chemical Group Co. Ltd., Class A	6,629	109,404

Wuxi Biologics Cayman, Inc. * (b)	19,749	299,130

Xinyi Solar Holdings Ltd.	96,810	201,100

Yum China Holdings, Inc.	2,605	148,684

		5,212,817

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — 5.1%

AIA Group Ltd.	17,599	197,234

AIA Group Ltd.	795	8,894

Hong Kong Exchanges & Clearing Ltd.	2,307	138,984

Techtronic Industries Co. Ltd.	17,840	366,527

		711,639

India — 16.7%

Asian Paints Ltd.	2,803	116,147

Britannia Industries Ltd.	1,516	74,580

HDFC Bank Ltd.	13,065	276,775

HDFC Bank Ltd., ADR	2,799	201,262

HDFC Life Insurance Co. Ltd. (b)	16,679	151,686

Hindustan Unilever Ltd.	5,256	168,239

Housing Development Finance Corp. Ltd.	9,711	370,260

Infosys Ltd.	3,073	68,769

Infosys Ltd., ADR	3,076	68,544

Kotak Mahindra Bank Ltd.	8,072	219,569

Reliance Industries Ltd.	8,772	297,685

Tata Consultancy Services Ltd.	6,652	302,368

		2,315,884

Indonesia — 2.9%

Bank Central Asia Tbk. PT	383,535	202,805

Bank Rakyat Indonesia Persero Tbk. PT	655,689	196,827

		399,632

Macau — 0.4%

Sands China Ltd. *	26,388	60,144

Mexico — 1.3%

Wal-Mart de Mexico SAB de CV (a)	52,447	182,730

Panama — 0.5%

Copa Holdings SA, Class A * (a)	879	65,024

Poland — 0.9%

Allegro.eu SA * (b)	10,381	117,404

Portugal — 0.7%

Jeronimo Martins SGPS SA	4,290	97,192

Russia — 1.4%

Sberbank of Russia PJSC	37,519	188,748

South Africa — 1.0%

Bid Corp. Ltd.(a)	3,452	74,079

Capitec Bank Holdings Ltd. (a)	525	58,662

		132,741

South Korea — 7.9%

Delivery Hero SE * (b)	1,063	132,537

LG Chem Ltd.	225	161,638

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

NCSoft Corp.	206	110,873

Samsung Electronics Co. Ltd.	11,386	681,698

		1,086,746

Taiwan — 12.0%

Chailease Holding Co. Ltd.	12,176	116,614

Sea Ltd., ADR * (a)	1,672	574,592

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,943	903,169

Taiwan Semiconductor Manufacturing Co. Ltd.	3,301	70,048

		1,664,423

Turkey — 0.4%

BIM Birlesik Magazalar A/S	8,937	57,773

United Kingdom — 1.3%

Prudential plc	8,809	179,764

United States — 4.8%

EPAM Systems, Inc. *	883	594,223

JS Global Lifestyle Co. Ltd. (b)	40,199	74,443

		668,666

Total Common Stocks (Cost $9,311,380)		13,858,528

Short-Term Investments — 2.0%

Investment Companies — 0.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $24,800)	24,788	24,800

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (c) (d)	222,040	222,040

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	25,886	25,886

Total Investment of Cash Collateral from Securities Loaned (Cost $247,926)		247,926

Total Short-Term Investments (Cost $272,726)		272,726

Total Investments — 102.1% (Cost $9,584,106)		14,131,254
Liabilities in Excess of Other Assets — (2.1)%		(295,470)

NET ASSETS — 100.0%		13,835,784

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Internet & Direct Marketing Retail	12.7%

Banks	10.6

Semiconductors & Semiconductor Equipment	9.5

IT Services	8.1

Entertainment	7.3

Technology Hardware, Storage & Peripherals	4.8

Machinery	4.0

Insurance	3.8

Interactive Media & Services	3.4

Life Sciences Tools & Services	3.4

Food & Staples Retailing	3.3

Chemicals	2.7

Thrifts & Mortgage Finance	2.6

Oil, Gas & Consumable Fuels	2.1

Food Products	1.8

Health Care Equipment & Supplies	1.7

Capital Markets	1.5

Beverages	1.5

Software	1.5

Hotels, Restaurants & Leisure	1.5

Electrical Equipment	1.4

Electronic Equipment, Instruments & Components	1.3

Textiles, Apparel & Luxury Goods	1.3

Household Products	1.2

Household Durables	1.1

Others (each less than 1.0%)	4.0

Short-Term Investments	1.9

Abbreviations

ADR	American Depositary Receipt
APAC	Asia Pacific
PT	Limited liability company
SGPS	Holding company

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $235,340.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%

Argentina — 0.1%

MercadoLibre, Inc. *	4	5,341

Brazil — 3.8%

Atacadao SA	1,346	3,981

Gerdau SA (Preference)	1,861	8,918

Itau Unibanco Holding SA (Preference)	3,455	14,307

Itausa SA (Preference)	6,399	11,655

Localiza Rent a Car SA	471	3,771

Locaweb Servicos de Internet SA * (a)	894	2,913

Lojas Renner SA	1,012	5,768

Magazine Luiza SA *	4,090	7,841

Petroleo Brasileiro SA (Preference)	5,897	28,471

Porto Seguro SA	912	3,795

Raia Drogasil SA *	1,814	7,523

Suzano SA *	1,053	9,168

TIM SA, ADR *	504	4,968

Vale SA, ADR	2,334	29,711

XP, Inc., Receipts *	80	2,603

		145,393

Chile — 0.3%

Banco Santander Chile, ADR	414	7,338

Cencosud SA	1,564	2,288

Cia Cervecerias Unidas SA, ADR	128	2,162

		11,788

China — 34.4%

Airtac International Group	110	3,291

Alibaba Group Holding Ltd. *	7,593	156,138

Amoy Diagnostics Co. Ltd., Class A	226	2,854

Anhui Conch Cement Co. Ltd., Class H	977	4,829

ANTA Sports Products Ltd.	424	6,569

Baidu, Inc., ADR *	50	8,033

Baoshan Iron & Steel Co. Ltd., Class A	6,346	7,054

BeiGene Ltd., ADR *	32	11,315

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	670	4,348

Bilibili, Inc., ADR * (b)	124	9,075

BOE Technology Group Co. Ltd., Class A	10,937	8,391

BYD Co. Ltd., Class H	173	6,598

Chacha Food Co. Ltd., Class A	703	6,255

China Conch Venture Holdings Ltd.	1,428	6,937

China Construction Bank Corp., Class H	57,358	39,037

China Lesso Group Holdings Ltd.	3,308	5,113

China Life Insurance Co. Ltd., Class H	6,962	12,095

China Merchants Bank Co. Ltd., Class H	3,645	30,546

China Molybdenum Co. Ltd., Class H	13,587	8,400

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Oilfield Services Ltd., Class H	3,594	3,437

China Pacific Insurance Group Co. Ltd., Class H	3,323	10,161

China Resources Land Ltd.	2,802	10,887

China Resources Mixc Lifestyle Services Ltd. (a)	696	3,663

China Shenhua Energy Co. Ltd., Class H	3,107	6,680

China Vanke Co. Ltd., Class H	3,613	8,441

China Yangtze Power Co. Ltd., Class A	2,643	8,765

Chongqing Brewery Co. Ltd., Class A *	207	4,852

Contemporary Amperex Technology Co. Ltd., Class A	182	18,248

Country Garden Services Holdings Co. Ltd.	1,687	12,987

ENN Energy Holdings Ltd.	736	12,672

Foshan Haitian Flavouring & Food Co. Ltd., Class A	436	7,977

Fu Jian Anjoy Foods Co. Ltd., Class A	147	4,643

Fuyao Glass Industry Group Co. Ltd., Class H (a)	1,043	6,004

Guangzhou Automobile Group Co. Ltd., Class H	11,910	11,243

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	305	5,462

Haidilao International Holding Ltd. (a)	1,024	2,855

Haier Smart Home Co. Ltd., Class H	3,849	14,332

Hangzhou Tigermed Consulting Co. Ltd., Class H (a)	293	5,707

Han’s Laser Technology Industry Group Co. Ltd., Class A	654	4,378

Hefei Meiya Optoelectronic Technology, Inc., Class A	578	3,653

Huatai Securities Co. Ltd., Class H (a)	2,679	3,984

Huayu Automotive Systems Co. Ltd., Class A	1,057	4,425

Huazhu Group Ltd. *	1,779	8,259

Hundsun Technologies, Inc., Class A	353	3,461

Hutchmed China Ltd., ADR *	70	2,046

Industrial & Commercial Bank of China Ltd., Class H	29,565	16,206

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,717	11,496

Innovent Biologics, Inc. * (a)	1,066	9,537

JD.com, Inc., Class A *	1,068	41,822

Jiangsu Hengli Hydraulic Co. Ltd., Class A	630	8,062

Jiangsu Hengrui Medicine Co. Ltd., Class A	1,025	7,866

Jiangsu Hengshun Vinegar Industry Co. Ltd., Class A	1,067	2,685

Joyoung Co. Ltd., Class A	1,518	5,532

Kingdee International Software Group Co. Ltd. *	3,338	10,983

Kunlun Energy Co. Ltd.	6,572	5,986

Kweichow Moutai Co. Ltd., Class A	45	12,770

Laobaixing Pharmacy Chain JSC, Class A	724	4,937

Lenovo Group Ltd.	3,726	4,046

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

China — continued

Longfor Group Holdings Ltd. (a)	2,254	10,905

Maxscend Microelectronics Co. Ltd., Class A	71	3,423

Meituan * (a)	2,111	71,841

Minth Group Ltd.	1,664	6,613

NetEase, Inc.	1,152	22,342

NetEase, Inc., ADR	62	6,037

NIO, Inc., ADR *	456	17,983

Nongfu Spring Co. Ltd., Class H (a)	800	4,056

Oppein Home Group, Inc., Class A	468	9,301

Pharmaron Beijing Co. Ltd., Class H (a)	383	8,278

PICC Property & Casualty Co. Ltd., Class H	14,744	13,726

Pinduoduo, Inc., ADR *	202	17,920

Ping An Bank Co. Ltd., Class A	4,348	13,225

Ping An Insurance Group Co. of China Ltd., Class H	4,129	29,571

Poly Developments and Holdings Group Co. Ltd., Class A	3,147	6,169

Postal Savings Bank of China Co. Ltd., Class H (a)	9,285	6,748

Qingdao Haier Biomedical Co. Ltd., Class A	409	6,012

Qingdao Haier Biomedical Co. Ltd., Class A	9	129

Shanghai Baosight Software Co. Ltd., Class A	725	7,939

Shanghai Liangxin Electrical Co. Ltd., Class A	1,008	2,564

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	139	8,111

Skshu Paint Co. Ltd., Class A	349	6,074

Sunny Optical Technology Group Co. Ltd.	576	15,459

Tencent Holdings Ltd.	2,877	175,032

Tongwei Co. Ltd., Class A	834	7,436

Topsports International Holdings Ltd. (a)	5,697	6,921

Trip.com Group Ltd., ADR *	288	8,235

Wanhua Chemical Group Co. Ltd., Class A	607	10,015

Wuliangye Yibin Co. Ltd., Class A	109	3,668

WuXi AppTec Co. Ltd., Class H (a)	576	12,308

Wuxi Biologics Cayman, Inc. * (a)	2,149	32,543

Xiaomi Corp., Class B * (a)	3,484	9,525

Xinyi Solar Holdings Ltd.	6,664	13,843

XPeng, Inc., ADR * (b)	262	12,213

Yum China Holdings, Inc.	285	16,244

Yunnan Energy New Material Co. Ltd.	145	6,593

Zai Lab Ltd., ADR *	81	8,491

Zhejiang Dingli Machinery Co. Ltd., Class A	384	4,086

Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,784	5,005

Zhongji Innolight Co. Ltd., Class A	1,189	6,141

Zijin Mining Group Co. Ltd., Class H	3,876	5,390

		1,306,143

INVESTMENTS	SHARES (000)	VALUE ($000)

Colombia — 0.2%

Ecopetrol SA, ADR (b)	497	7,536

Greece — 0.4%

Hellenic Telecommunications Organization SA	415	7,366

OPAP SA	502	7,839

		15,205

Hong Kong — 0.3%

Techtronic Industries Co. Ltd.	452	9,276

Hungary — 0.4%

OTP Bank Nyrt. *	215	12,949

Richter Gedeon Nyrt.	122	3,407

		16,356

India — 11.3%

ACC Ltd.	165	5,159

Ambuja Cements Ltd.	1,263	6,847

Apollo Hospitals Enterprise Ltd.	230	13,105

Axis Bank Ltd. *	1,074	10,692

Bharat Petroleum Corp. Ltd.	1,084	6,060

Biocon Ltd. *	987	4,634

Britannia Industries Ltd.	252	12,374

Eicher Motors Ltd.	134	4,449

HDFC Bank Ltd., ADR	138	9,958

HDFC Life Insurance Co. Ltd. (a)	1,531	13,924

Hindalco Industries Ltd.	1,717	10,578

Hindustan Unilever Ltd.	647	20,703

Housing Development Finance Corp. Ltd.	1,066	40,639

ICICI Bank Ltd.	1,380	14,856

Infosys Ltd., ADR	2,057	45,832

Kotak Mahindra Bank Ltd.	700	19,037

Larsen & Toubro Ltd.	596	14,116

Maruti Suzuki India Ltd.	176	17,575

NTPC Ltd.	5,146	9,137

Oil & Natural Gas Corp. Ltd.	3,541	7,047

Petronet LNG Ltd.	2,406	7,386

Power Grid Corp. of India Ltd.	4,795	11,877

Reliance Industries Ltd.	1,605	54,479

Shriram Transport Finance Co. Ltd.	482	9,280

Tata Consultancy Services Ltd.	619	28,122

Tata Steel Ltd.	405	7,149

UltraTech Cement Ltd.	134	13,735

United Spirits Ltd. *	484	6,148

Wipro Ltd.	512	4,433

		429,331

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Indonesia — 1.6%

Bank Central Asia Tbk. PT	47,932	25,345

Bank Rakyat Indonesia Persero Tbk. PT	63,380	19,026

Telkom Indonesia Persero Tbk. PT	60,890	16,275

		60,646

Malaysia — 1.0%

CIMB Group Holdings Bhd.	4,131	5,212

Malayan Banking Bhd.	1,964	3,818

Petronas Chemicals Group Bhd.	4,321	9,067

Public Bank Bhd.	12,349	12,436

Tenaga Nasional Bhd.	2,385	5,564

Top Glove Corp. Bhd.	1,503	987

		37,084

Mexico — 2.9%

America Movil SAB de CV, Series L	26,204	23,330

Fomento Economico Mexicano SAB de CV, ADR	153	12,604

Grupo Aeroportuario del Pacifico SAB de CV, Class B *	886	11,188

Grupo Aeroportuario del Sureste SAB de CV, Class B	460	9,292

Grupo Financiero Banorte SAB de CV, Class O	2,672	16,888

Grupo Mexico SAB de CV, Series B	2,872	12,588

Kimberly-Clark de Mexico SAB de CV, Class A (b)	3,843	6,075

Wal-Mart de Mexico SAB de CV (b)	5,068	17,657

		109,622

Peru — 0.3%

Credicorp Ltd.	86	11,190

Philippines — 0.4%

Ayala Corp.	273	4,672

Ayala Land, Inc.	6,400	4,457

International Container Terminal Services, Inc.	1,621	5,787

		14,916

Poland — 0.7%

Allegro.eu SA * (a)	655	7,411

Dino Polska SA * (a)	83	7,447

Powszechny Zaklad Ubezpieczen SA	1,136	11,367

		26,225

Qatar — 0.3%

Qatar National Bank QPSC	2,108	11,870

Russia — 4.6%

Alrosa PJSC	4,314	7,617

Gazprom PJSC, ADR	3,633	35,652

LUKOIL PJSC, ADR	308	31,396

Magnitogorsk Iron & Steel Works PJSC	5,948	5,558

MMC Norilsk Nickel PJSC, ADR	433	13,525

INVESTMENTS	SHARES (000)	VALUE ($000)

Russia — continued

Moscow Exchange MICEX-RTS PJSC	2,591	6,359

Moscow Exchange MICEX-RTS PJSC	56	138

Novatek PJSC	239	6,057

Rosneft Oil Co. PJSC, GDR (a)	1,272	11,324

Sberbank of Russia PJSC, ADR	1,829	36,727

Severstal PAO, GDR (a)	420	9,597

X5 Retail Group NV, GDR (a)	254	8,660

		172,610

Saudi Arabia — 2.6%

Al Rajhi Bank	759	28,063

Alinma Bank	1,741	11,670

Almarai Co. JSC	410	5,787

BinDawood Holding Co.	142	3,950

Saudi Basic Industries Corp.	420	14,463

Saudi National Bank (The)	1,492	26,205

Saudi Telecom Co.	293	9,139

		99,277

Singapore — 0.1%

BOC Aviation Ltd. (a)	374	3,275

South Africa — 3.3%

Bid Corp. Ltd.	580	12,458

Bidvest Group Ltd. (The)	252	3,154

Capitec Bank Holdings Ltd.	110	12,342

Clicks Group Ltd.	416	7,587

Discovery Ltd. *	894	8,194

FirstRand Ltd.	4,636	17,610

Impala Platinum Holdings Ltd.	406	5,249

MTN Group Ltd. *	388	3,480

Naspers Ltd., Class N	121	20,527

Nedbank Group Ltd.	647	7,370

Sanlam Ltd.	2,891	11,877

SPAR Group Ltd. (The)	670	8,556

Vodacom Group Ltd.	696	6,179

		124,583

South Korea — 12.6%

BGF retail Co. Ltd.	19	2,630

Hana Financial Group, Inc.	235	9,074

Hankook Tire & Technology Co. Ltd.	137	4,848

Hyundai Glovis Co. Ltd.	61	8,770

Hyundai Mobis Co. Ltd.	32	6,991

Hyundai Motor Co.	21	3,829

Kakao Corp.	110	11,791

KB Financial Group, Inc.	400	19,338

Kia Corp.	264	19,241

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

KIWOOM Securities Co. Ltd.	44	3,990

LG Chem Ltd.	36	25,699

LG Household & Health Care Ltd.	11	10,656

Mando Corp. *	79	4,263

NAVER Corp.	81	28,071

NCSoft Corp.	18	9,688

POSCO	68	17,355

Samsung Biologics Co. Ltd. * (a)	7	5,354

Samsung Electronics Co. Ltd.	2,767	165,676

Samsung Fire & Marine Insurance Co. Ltd.	68	13,531

Samsung SDI Co. Ltd.	13	8,318

Shinhan Financial Group Co. Ltd.	498	16,256

SK Hynix, Inc.	379	33,419

SK Innovation Co. Ltd. *	62	13,017

SK Telecom Co. Ltd.	49	12,883

SK, Inc.	24	5,065

SKC Co. Ltd.	48	7,443

S-Oil Corp.	135	11,785

		478,981

Taiwan — 14.1%

Advantech Co. Ltd.	930	12,157

ASE Technology Holding Co. Ltd.	4,188	14,981

AU Optronics Corp.	14,442	9,925

Chailease Holding Co. Ltd.	1,870	17,908

CTBC Financial Holding Co. Ltd.	9,864	8,237

Delta Electronics, Inc.	2,061	18,193

Eclat Textile Co. Ltd.	437	9,550

Evergreen Marine Corp. Taiwan Ltd.	851	3,062

Fubon Financial Holding Co. Ltd.	6,464	17,086

Giant Manufacturing Co. Ltd.	494	5,737

Hiwin Technologies Corp.	849	9,455

Hon Hai Precision Industry Co. Ltd.	4,063	15,685

MediaTek, Inc.	266	8,755

Nan Ya Plastics Corp.	1,146	3,517

Nanya Technology Corp.	4,177	10,015

Nien Made Enterprise Co. Ltd.	397	5,456

Novatek Microelectronics Corp.	804	12,059

Powertech Technology, Inc.	2,267	7,954

Quanta Computer, Inc.	2,691	7,560

Realtek Semiconductor Corp.	692	12,447

Sea Ltd., ADR * (b)	20	6,989

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	322	36,626

Taiwan Semiconductor Manufacturing Co. Ltd.	10,418	221,073

Taiwan Union Technology Corp.	1,534	5,290

Uni-President Enterprises Corp.	4,917	11,796

Vanguard International Semiconductor Corp.	1,379	7,186

INVESTMENTS	SHARES (000)	VALUE ($000)

Taiwan — continued

Wiwynn Corp.	254	8,137

Yageo Corp.	779	12,193

Yuanta Financial Holding Co. Ltd.	17,117	15,215

		534,244

Thailand — 1.8%

Airports of Thailand PCL	4,349	8,476

Minor International PCL *	6,060	5,986

PTT Exploration & Production PCL	3,534	12,500

PTT Global Chemical PCL	5,311	10,051

PTT PCL	5,736	6,585

Siam Cement PCL (The) (Registered)	747	8,896

Siam Commercial Bank PCL (The)	2,976	11,313

Thai Oil PCL	3,176	5,330

		69,137

Turkey — 0.5%

BIM Birlesik Magazalar A/S	900	5,817

Ford Otomotiv Sanayi A/S	357	6,891

Turkcell Iletisim Hizmetleri A/S	3,250	5,169

		17,877

United Arab Emirates — 0.1%

Emaar Properties PJSC	4,657	5,099

United States — 0.1%

JS Global Lifestyle Co. Ltd.(a)	1,274	2,359

Total Common Stocks (Cost $3,167,833)		3,725,364

Short-Term Investments — 0.8%

Investment Companies — 0.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $3,718)	3,716	3,718

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (c) (d)	22,493	22,493

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	2,859	2,859

Total Investment of Cash Collateral from Securities Loaned (Cost $25,352)		25,352

Total Short-Term Investments (Cost $29,070)		29,070

Total Investments — 99.0% (Cost $3,196,903)		3,754,434
Other Assets Less Liabilities — 1.0%		38,954

NET ASSETS — 100.0%		3,793,388

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	13.3%

Semiconductors & Semiconductor Equipment	10.1

Internet & Direct Marketing Retail	8.5

Oil, Gas & Consumable Fuels	6.7

Interactive Media & Services	5.9

Technology Hardware, Storage & Peripherals	5.5

Metals & Mining	4.0

Insurance	3.9

Automobiles	2.7

Electronic Equipment, Instruments & Components	2.6

Food & Staples Retailing	2.5

Chemicals	2.3

IT Services	2.2

Food Products	1.9

Life Sciences Tools & Services	1.7

Real Estate Management & Development	1.7

Wireless Telecommunication Services	1.5

Entertainment	1.4

Diversified Financial Services	1.3

Hotels, Restaurants & Leisure	1.3

Beverages	1.2

Construction Materials	1.2

Machinery	1.1

Thrifts & Mortgage Finance	1.1

Household Durables	1.0

Biotechnology	1.0

Others (each less than 1.0%)	11.6

Short-Term Investments	0.8

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
MTN	Medium term note
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $24,147.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.4%

Australia — 1.0%

Rio Tinto plc	165	10,312

Austria — 1.9%

Erste Group Bank AG	331	14,184

Wienerberger AG	189	6,697

		20,881

Belgium — 1.2%

Azelis Group NV *	160	5,183

bpost SA *	506	4,339

D’ieteren Group	22	3,731

		13,253

Denmark — 5.3%

Carlsberg A/S, Class B	59	9,777

Novo Nordisk A/S, Class B	276	30,241

Pandora A/S	55	7,704

Royal Unibrew A/S	76	9,434

		57,156

Finland — 4.4%

Cargotec OYJ, Class B	134	6,946

Nokia OYJ *	2,723	15,629

Nordea Bank Abp	1,133	13,874

QT Group OYJ *	68	10,995

		47,444

France — 13.0%

Airbus SE *	124	15,883

BNP Paribas SA (a)	292	19,513

Capgemini SE	76	17,695

Credit Agricole SA	594	8,960

Kering SA	17	12,988

La Francaise des Jeux SAEM (b)	185	9,590

LVMH Moet Hennessy Louis Vuitton SE	36	28,589

Teleperformance	23	9,492

TotalEnergies SE	342	17,119

		139,829

Germany — 14.5%

Allianz SE (Registered)	95	21,989

Daimler AG (Registered)	149	14,831

Deutsche Boerse AG	57	9,520

Deutsche Post AG (Registered)	263	16,291

Deutsche Telekom AG (Registered)	748	13,910

DWS Group GmbH & Co. KGaA (b)	105	4,532

Eckert & Ziegler Strahlen- und Medizintechnik AG	67	9,980

Jungheinrich AG (Preference)	193	9,798

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	47	14,040

Schaeffler AG (Preference)	726	5,769

Siemens AG (Registered)	104	16,896

VERBIO Vereinigte BioEnergie AG	95	7,564

Volkswagen AG (Preference)	47	10,647

		155,767

Ireland — 2.1%

AIB Group plc *	2,039	5,441

AIB Group plc *	552	1,495

Bank of Ireland Group plc *	1,260	7,558

Bank of Ireland Group plc *	110	656

Smurfit Kappa Group plc	141	7,392

		22,542

Italy — 1.2%

Intesa Sanpaolo SpA	4,399	12,503

Luxembourg — 1.0%

ArcelorMittal SA	321	10,870

Netherlands — 7.4%

Adyen NV * (b)	3	10,488

ASM International NV	44	19,879

ASML Holding NV (a)	13	10,899

Koninklijke Ahold Delhaize NV	757	24,630

NN Group NV	250	13,361

		79,257

Norway — 0.7%

Equinor ASA	301	7,627

Spain — 2.2%

CaixaBank SA	756	2,172

Corp. ACCIONA Energias Renovables SA *	203	7,100

Fluidra SA	212	8,091

Laboratorios Farmaceuticos Rovi SA	98	6,835

		24,198

Sweden — 0.9%

Volvo AB, Class B	422	9,833

Switzerland — 16.0%

Cie Financiere Richemont SA (Registered)	80	9,893

Holcim Ltd. *	170	8,457

Interroll Holding AG (Registered)	1	6,865

Logitech International SA (Registered)	101	8,444

Nestle SA (Registered)	360	47,476

Novartis AG (Registered)	224	18,564

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Switzerland — continued

Roche Holding AG	100	38,699

Schindler Holding AG	33	8,590

Swissquote Group Holding SA (Registered)	27	5,496

Zurich Insurance Group AG	43	18,932

		171,416

United Kingdom — 18.8%

3i Group plc	464	8,669

Ashtead Group plc	170	14,206

Barclays plc	2,703	7,458

BP plc	5,158	24,710

Centrica plc *	9,870	8,147

CNH Industrial NV	544	9,371

Computacenter plc	216	7,936

Future plc	117	5,625

Games Workshop Group plc	38	5,043

Intermediate Capital Group plc	315	9,435

JD Sports Fashion plc	642	9,570

Linde plc	33	10,748

Lloyds Banking Group plc	26,095	17,859

Marks & Spencer Group plc *	3,194	8,030

Next plc	146	15,966

Persimmon plc	214	7,955

Petershill Partners plc * (b)	1,582	6,496

Segro plc, REIT	586	10,361

Spirent Communications plc	1,266	4,991

Taylor Wimpey plc	4,300	9,099

		201,675

United States — 2.8%

Schneider Electric SE	94	16,208

Stellantis NV	691	13,797

		30,005

Total Common Stocks (Cost $884,488)		1,014,568

Short-Term Investments — 5.0%

Investment Companies — 4.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $46,060)	46,037	46,060

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d) (Cost $7,173)	7,173	7,173

Total Short-Term Investments (Cost $53,233)		53,233

Total Investments — 99.4% (Cost $937,721)		1,067,801
Other Assets Less Liabilities — 0.6%		6,717

NET ASSETS — 100.0%		1,074,518

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	10.5%

Pharmaceuticals	8.8

Insurance	6.4

Machinery	5.6

Textiles, Apparel & Luxury Goods	5.5

Oil, Gas & Consumable Fuels	5.3

Food Products	4.4

Capital Markets	4.1

Automobiles	3.7

IT Services	3.4

Semiconductors & Semiconductor Equipment	2.9

Food & Staples Retailing	2.3

Multiline Retail	2.3

Metals & Mining	2.0

Air Freight & Logistics	1.9

Communications Equipment	1.9

Trading Companies & Distributors	1.8

Beverages	1.8

Household Durables	1.6

Industrial Conglomerates	1.6

Electrical Equipment	1.5

Aerospace & Defense	1.5

Construction Materials	1.4

Diversified Telecommunication Services	1.3

Software	1.0

Chemicals	1.0

Equity Real Estate Investment Trusts (REITs)	1.0

Others (each less than 1.0%)	8.5

Short-Term Investments	5.0

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $6,806.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	716	12/2021	EUR	35,218	1,156

FTSE 100 Index	117	12/2021	GBP	11,586	195

					1,351

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%

Australia — 2.4%

BHP Group Ltd. (a)	1,719	47,212

BHP Group plc	993	26,222

Rio Tinto plc	682	42,501

		115,935

Austria — 1.0%

Erste Group Bank AG	1,081	46,344

Belgium — 1.5%

KBC Group NV	762	70,975

China — 0.7%

Tencent Holdings Ltd.	555	33,773

Denmark — 5.4%

Carlsberg A/S, Class B	317	52,273

Genmab A/S *	87	38,874

Novo Nordisk A/S, Class B	1,242	136,217

Orsted A/S (a) (b)	239	33,786

		261,150

Finland — 0.9%

Kone OYJ, Class B	621	42,380

France — 15.6%

AXA SA	2,071	60,243

BNP Paribas SA (a)	838	56,119

Capgemini SE	406	94,575

Kering SA	80	59,755

L’Oreal SA	169	77,420

LVMH Moet Hennessy Louis Vuitton SE	152	119,030

Pernod Ricard SA	229	52,746

Safran SA	404	54,376

TotalEnergies SE	2,183	109,326

Vinci SA	671	71,784

		755,374

Germany — 7.4%

adidas AG	191	62,643

Allianz SE (Registered)	292	67,777

Deutsche Boerse AG	281	46,631

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	153	45,444

RWE AG	1,069	41,162

Symrise AG	370	51,213

Volkswagen AG (Preference)	206	46,127

		360,997

Hong Kong — 3.1%

AIA Group Ltd.	8,089	90,651

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued

Hong Kong Exchanges & Clearing Ltd.	962	57,959

		148,610

India — 0.8%

HDFC Bank Ltd., ADR	563	40,502

Japan — 17.6%

Daikin Industries Ltd.	259	56,747

FANUC Corp.	175	34,544

Hoya Corp.	559	82,319

Keyence Corp.	189	114,083

Kubota Corp.	2,128	45,333

Kyowa Kirin Co. Ltd.	1,428	46,967

Makita Corp.	901	41,813

Nidec Corp.	435	48,169

Recruit Holdings Co. Ltd.	1,115	74,149

Shin-Etsu Chemical Co. Ltd.	325	57,869

SMC Corp.	100	59,736

Sony Group Corp.	815	94,316

Sysmex Corp.	322	39,962

Tokyo Electron Ltd.	117	54,433

		850,440

Netherlands — 5.6%

Adyen NV * (b)	17	52,079

ASML Holding NV	177	143,957

ING Groep NV	5,047	76,561

		272,597

Singapore — 1.6%

DBS Group Holdings Ltd.	3,337	77,988

South Africa — 1.1%

Anglo American plc	1,419	53,968

South Korea — 2.1%

Delivery Hero SE * (b)	371	46,302

Samsung Electronics Co. Ltd., GDR (b)	24	36,656

Samsung Electronics Co. Ltd., GDR (b)	14	20,843

		103,801

Spain — 2.9%

Cellnex Telecom SA (b)	527	32,426

Iberdrola SA	4,791	56,575

Industria de Diseno Textil SA (a)	1,415	51,257

		140,258

Sweden — 4.8%

Assa Abloy AB, Class B	1,923	56,413

Atlas Copco AB, Class A	982	63,252

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden — continued

Industrivarden AB, Class A (a)	85	2,796

Svenska Handelsbanken AB, Class A (a)	5,510	63,157

Volvo AB, Class B	2,100	48,973

		234,591

Switzerland — 7.1%

Holcim Ltd. *	588	29,352

Lonza Group AG (Registered)	94	77,612

Nestle SA (Registered)	1,150	151,648

SGS SA (Registered)	16	47,703

Straumann Holding AG (Registered)	18	37,300

		343,615

Taiwan — 2.0%

Sea Ltd., ADR *	151	51,751

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	393	44,631

		96,382

United Kingdom — 11.0%

Diageo plc	2,119	105,435

GlaxoSmithKline plc	3,260	67,678

Legal & General Group plc	12,202	48,123

Linde plc	220	70,900

London Stock Exchange Group plc	416	40,489

Persimmon plc	1,166	43,443

Prudential plc	2,952	60,238

RELX plc	2,096	65,010

Smith & Nephew plc	1,960	33,849

		535,165

United States — 3.3%

Ferguson plc	493	74,139

Schneider Electric SE	491	84,714

		158,853

Total Common Stocks (Cost $3,392,109)		4,743,698

Short-Term Investments — 5.1%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $123,785)	123,724	123,785

Investment of Cash Collateral from Securities Loaned — 2.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (c) (d)	111,000	111,000

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	13,466	13,466

Total Investment of Cash Collateral from Securities Loaned (Cost $124,466)		124,466

Total Short-Term Investments (Cost $248,251)		248,251

Total Investments — 103.0% (Cost $3,640,360)		4,991,949
Liabilities in Excess of Other Assets — (3.0)%		(146,232)

NET ASSETS — 100.0%		4,845,717

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	8.6%

Insurance	7.5

Machinery	6.7

Pharmaceuticals	5.0

Semiconductors & Semiconductor Equipment	4.9

Textiles, Apparel & Luxury Goods	4.8

Beverages	4.2

Health Care Equipment & Supplies	3.9

Professional Services	3.7

Chemicals	3.6

Metals & Mining	3.4

Food Products	3.0

IT Services	2.9

Capital Markets	2.9

Household Durables	2.8

Electrical Equipment	2.7

Electronic Equipment, Instruments & Components	2.3

Building Products	2.3

Oil, Gas & Consumable Fuels	2.2

Electric Utilities	1.8

Life Sciences Tools & Services	1.6

Personal Products	1.6

Trading Companies & Distributors	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Construction & Engineering	1.4%

Technology Hardware, Storage & Peripherals	1.2

Aerospace & Defense	1.1

Entertainment	1.0

Specialty Retail	1.0

Others (each less than 1.0%)	5.4

Short-Term Investments	5.0

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $119,061.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan International Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Australia — 2.2%

BHP Group plc	3,272	86,419

Belgium — 2.4%

KBC Group NV	1,017	94,747

Canada — 5.0%

Canadian National Railway Co.	745	99,068

Toronto-Dominion Bank (The)	1,355	98,392

		197,460

China — 5.8%

Alibaba Group Holding Ltd. *	4,206	86,497

Bilibili, Inc., Class Z *	529	38,745

Tencent Holdings Ltd.	1,706	103,745

		228,987

Denmark — 4.3%

Novo Nordisk A/S, Class B	1,135	124,407

Orsted A/S (a) (b)	306	43,158

		167,565

Finland — 1.4%

Kone OYJ, Class B	805	54,877

France — 9.0%

Capgemini SE	300	69,922

L’Oreal SA	191	87,408

LVMH Moet Hennessy Louis Vuitton SE	155	121,733

Vinci SA	672	71,830

		350,893

Germany — 5.5%

adidas AG	197	64,551

Allianz SE (Registered)	387	89,767

Volkswagen AG (Preference)	267	59,835

		214,153

Hong Kong — 5.2%

AIA Group Ltd.	10,022	112,317

Hong Kong Exchanges & Clearing Ltd.	1,524	91,784

		204,101

India — 3.1%

HDFC Bank Ltd., ADR	1,701	122,321

Indonesia — 2.0%

Bank Central Asia Tbk. PT	147,867	78,189

Japan — 6.9%

Keyence Corp.	128	77,263

Kyowa Kirin Co. Ltd.	1,412	46,451

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

SMC Corp.	91	54,126

Sony Group Corp.	805	93,170

		271,010

Netherlands — 3.6%

ASML Holding NV	174	141,389

Russia — 1.5%

Sberbank of Russia PJSC, ADR	2,847	57,160

Singapore — 1.6%

DBS Group Holdings Ltd.	2,641	61,705

South Africa — 2.1%

Anglo American plc	2,172	82,613

South Korea — 5.1%

Delivery Hero SE * (b)	504	62,903

Samsung Electronics Co. Ltd.	2,282	136,606

		199,509

Spain — 1.7%

Iberdrola SA	5,688	67,172

Sweden — 3.5%

Atlas Copco AB, Class A	1,047	67,437

Industrivarden AB, Class A (a)	89	2,934

Svenska Handelsbanken AB, Class A (a)	5,782	66,279

		136,650

Switzerland — 7.0%

Lonza Group AG (Registered)	86	70,638

Nestle SA (Registered)	1,103	145,429

SGS SA (Registered)	20	59,151

		275,218

Taiwan — 5.0%

Sea Ltd., ADR *	269	92,480

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	927	105,394

		197,874

United Kingdom — 10.3%

Diageo plc	2,571	127,935

Linde plc	280	89,967

London Stock Exchange Group plc	403	39,234

Persimmon plc	1,530	57,002

RELX plc	2,834	87,913

		402,051

United States — 4.4%

Ferguson plc	627	94,301

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Schneider Electric SE	465	80,102

		174,403

Total Common Stocks (Cost $2,892,698)		3,866,466

Short-Term Investments — 2.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $47,837)	47,813	47,837

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (c) (d)	33,000	33,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	3,469	3,469

Total Investment Of Cash Collateral From Securities Loaned (Cost $36,469)		36,469

Total Short-Term Investments (Cost $84,306)		84,306

Total Investments — 100.8% (Cost $2,977,004)		3,950,772
Liabilities in Excess of Other Assets — (0.8)%		(30,484)

NET ASSETS — 100.0%		3,920,288

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	14.7%

Semiconductors & Semiconductor Equipment	6.2

Insurance	5.1

Textiles, Apparel & Luxury Goods	4.7

Machinery	4.5

Pharmaceuticals	4.3

Metals & Mining	4.3

Household Durables	3.8

Internet & Direct Marketing Retail	3.8

Professional Services	3.7

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Food Products	3.7%

Technology Hardware, Storage & Peripherals	3.5

Entertainment	3.3

Capital Markets	3.3

Beverages	3.2

Electric Utilities	2.8

Interactive Media & Services	2.6

Road & Rail	2.5

Trading Companies & Distributors	2.4

Chemicals	2.3

Personal Products	2.2

Electrical Equipment	2.0

Electronic Equipment, Instruments & Components	2.0

Construction & Engineering	1.8

Life Sciences Tools & Services	1.8

IT Services	1.8

Automobiles	1.5

Diversified Financial Services	0.1

Short-Term Investments	2.1

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $35,662.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%

Australia — 5.6%

Aurizon Holdings Ltd.	49	126

Australia & New Zealand Banking Group Ltd.	22	465

BHP Group Ltd.	35	967

Commonwealth Bank of Australia	8	618

CSL Ltd.	4	931

Dexus, REIT	51	418

Goodman Group, REIT	39	648

GPT Group (The), REIT	117	455

Insurance Australia Group Ltd.	38	138

Macquarie Group Ltd.	1	194

National Australia Bank Ltd.	15	336

Newcrest Mining Ltd.	7	126

Oil Search Ltd.	46	148

Rio Tinto Ltd.	16	1,078

Rio Tinto plc	7	454

Wesfarmers Ltd.	8	367

Westpac Banking Corp.	44	865

Woolworths Group Ltd.	7	200

		8,534

Austria — 0.3%

Erste Group Bank AG	9	391

Belgium — 0.6%

Anheuser-Busch InBev SA	2	147

KBC Group NV	8	768

		915

China — 0.6%

BOC Hong Kong Holdings Ltd.	95	301

Prosus NV *	7	603

		904

Denmark — 3.2%

Carlsberg A/S, Class B	6	908

Novo Nordisk A/S, Class B	26	2,890

Orsted A/S (a)	6	850

Vestas Wind Systems A/S	6	240

		4,888

Finland — 0.3%

Kone OYJ, Class B	4	249

Nokia OYJ *	49	279

		528

France — 10.7%

Air Liquide SA	8	1,341

Airbus SE *	3	413

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Alstom SA	12	417

AXA SA	7	197

BNP Paribas SA	23	1,549

Capgemini SE	6	1,375

Kering SA	1	726

L’Oreal SA	4	1,999

LVMH Moet Hennessy Louis Vuitton SE	3	2,644

Pernod Ricard SA	2	371

Safran SA	5	723

Sanofi	7	744

Societe Generale SA	14	476

TotalEnergies SE	22	1,102

Veolia Environnement SA	41	1,335

Vinci SA	9	1,013

		16,425

Germany — 9.8%

adidas AG	4	1,150

Allianz SE (Registered)	8	1,796

BASF SE	4	273

Bayer AG (Registered)	7	412

Brenntag SE	3	317

Daimler AG (Registered)	2	189

Deutsche Boerse AG	1	119

Deutsche Post AG (Registered)	18	1,138

Deutsche Telekom AG (Registered)	60	1,109

Infineon Technologies AG	33	1,528

Merck KGaA	2	537

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3	867

RWE AG	28	1,069

SAP SE	9	1,308

Siemens AG (Registered)	7	1,061

Volkswagen AG (Preference)	4	976

Vonovia SE	12	734

Zalando SE * (a)	4	397

		14,980

Hong Kong — 2.4%

AIA Group Ltd.	139	1,562

CK Asset Holdings Ltd.	31	192

CLP Holdings Ltd.	17	162

Hong Kong Exchanges & Clearing Ltd.	14	861

Link, REIT	16	144

Sun Hung Kai Properties Ltd.	12	159

Techtronic Industries Co. Ltd.	11	216

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Hong Kong — continued

Xinyi Glass Holdings Ltd.	117		330

			3,626

Ireland — 0.9%

CRH plc	14		680

Kingspan Group plc	3		403

Kingspan Group plc	3		363

			1,446

Italy — 0.8%

Enel SpA	51		429

FinecoBank Banca Fineco SpA *	39		751

			1,180

Japan — 23.1%

AGC, Inc.	5		259

Asahi Group Holdings Ltd.	19		858

Asahi Kasei Corp.	56		589

Bridgestone Corp.	15		650

Central Japan Railway Co.	4		608

Daiichi Sankyo Co. Ltd.	17		431

Daikin Industries Ltd.	3		745

Daito Trust Construction Co. Ltd.	5		583

Daiwa House Industry Co. Ltd.	9		300

Dentsu Group, Inc.	20		724

Fast Retailing Co. Ltd.	—	(b)	133

Hitachi Ltd.	20		1,135

Honda Motor Co. Ltd.	23		689

Hoya Corp.	9		1,266

ITOCHU Corp.	20		565

Japan Airlines Co. Ltd. *	14		297

Kao Corp.	9		492

Keyence Corp.	3		1,690

Konami Holdings Corp.	9		490

Kubota Corp.	25		528

Kyowa Kirin Co. Ltd.	15		493

Mitsubishi Corp.	27		852

Mitsubishi Electric Corp.	18		246

Mitsubishi UFJ Financial Group, Inc.	48		264

Mitsui Fudosan Co. Ltd.	20		457

Murata Manufacturing Co. Ltd.	10		720

Nabtesco Corp.	1		45

Nidec Corp.	4		443

Nintendo Co. Ltd.	1		442

Nippon Express Co. Ltd.	6		382

Nippon Steel Corp.	9		156

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Nippon Telegraph & Telephone Corp.	27		754

Nitori Holdings Co. Ltd.	3		588

Nomura Research Institute Ltd.	14		572

Ono Pharmaceutical Co. Ltd.	17		355

ORIX Corp.	30		596

Otsuka Corp.	10		512

Rakuten Group, Inc.	19		208

Recruit Holdings Co. Ltd.	19		1,231

Rohm Co. Ltd.	6		585

Ryohin Keikaku Co. Ltd.	19		367

Seven & i Holdings Co. Ltd.	11		458

Shimadzu Corp.	2		61

Shin-Etsu Chemical Co. Ltd.	5		909

Shionogi & Co. Ltd.	8		502

SoftBank Group Corp.	8		428

Sony Group Corp.	15		1,679

Sumitomo Electric Industries Ltd.	33		443

Sumitomo Metal Mining Co. Ltd.	15		597

Sumitomo Mitsui Financial Group, Inc.	28		899

Suzuki Motor Corp.	8		366

T&D Holdings, Inc.	29		377

Takeda Pharmaceutical Co. Ltd.	12		348

Terumo Corp.	12		507

Tokio Marine Holdings, Inc.	18		938

Tokyo Electron Ltd.	2		1,072

Toyota Motor Corp.	129		2,283

Yamato Holdings Co. Ltd.	5		113

			35,280

Luxembourg — 0.1%

ArcelorMittal SA	6		204

Netherlands — 6.7%

Adyen NV * (a)	—	(b)	631

Akzo Nobel NV	6		743

ASML Holding NV	5		3,953

Heineken NV	1		110

ING Groep NV	43		652

Koninklijke Ahold Delhaize NV	14		463

Koninklijke DSM NV	2		527

Koninklijke KPN NV	191		570

Koninklijke Philips NV	5		219

NN Group NV	15		813

Royal Dutch Shell plc, Class A	36		816

Royal Dutch Shell plc, Class B	15		349

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Netherlands — continued

Wolters Kluwer NV	4		462

			10,308

Singapore — 1.0%

DBS Group Holdings Ltd.	39		918

Oversea-Chinese Banking Corp. Ltd.	47		414

United Overseas Bank Ltd.	7		131

			1,463

Spain — 2.9%

Banco Bilbao Vizcaya Argentaria SA	145		1,015

Banco Santander SA	99		373

Endesa SA	32		731

Iberdrola SA	132		1,559

Industria de Diseno Textil SA	20		714

			4,392

Sweden — 2.7%

Atlas Copco AB, Class A	14		917

Industrivarden AB, Class A	1		42

Lundin Energy AB	13		521

SKF AB, Class B	28		656

Svenska Handelsbanken AB, Class A	83		946

Volvo AB, Class B	43		998

			4,080

Switzerland — 10.4%

Adecco Group AG (Registered)	3		135

Cie Financiere Richemont SA (Registered)	2		298

Credit Suisse Group AG (Registered)	9		97

Givaudan SA (Registered)	—	(b)	924

Holcim Ltd. *	3		165

Lonza Group AG (Registered)	2		1,504

Nestle SA (Registered)	32		4,235

Novartis AG (Registered)	28		2,309

Roche Holding AG	9		3,479

SGS SA (Registered)	—	(b)	702

Sika AG (Registered)	1		445

UBS Group AG (Registered)	30		550

Zurich Insurance Group AG	2		1,100

			15,943

United Kingdom — 11.7%

3i Group plc	64		1,197

AstraZeneca plc	14		1,791

Barclays plc	272		750

Berkeley Group Holdings plc	12		727

BP plc	329		1,578

British American Tobacco plc	16		572

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

CK Hutchison Holdings Ltd.	24	161

DCC plc	4	304

Diageo plc	35	1,753

GlaxoSmithKline plc	14	283

HSBC Holdings plc	107	643

InterContinental Hotels Group plc *	12	853

Intertek Group plc	3	180

Lloyds Banking Group plc	1,753	1,200

London Stock Exchange Group plc	1	106

Prudential plc	33	681

Reckitt Benckiser Group plc	13	1,059

RELX plc	37	1,160

Standard Chartered plc	115	778

Taylor Wimpey plc	143	303

Tesco plc	194	718

Unilever plc	19	1,004

		17,801

United States — 2.4%

Ferguson plc	6	854

Schneider Electric SE	11	1,866

Stellantis NV	44	883

		3,603

Total Common Stocks (Cost $113,996)		146,891

	NO. OF CONTRACTS
Options Purchased — 0.6%

Put Options Purchased — 0.6%

United States — 0.6%

MSCI EAFE Index 12/17/2021 at USD 2,220.00, European Style Notional Amount: USD 151,109 Counterparty: Exchange-Traded * (Cost $2,614)	647	971

	SHARES (000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (c) (d) (Cost $3,536)	3,536	3,536

Total Investments — 99.1% (Cost $120,146)		151,398
Other Assets Less Liabilities — 0.9%		1,378

NET ASSETS — 100.0%		152,776

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	10.2%

Pharmaceuticals	9.6

Insurance	5.6

Semiconductors & Semiconductor Equipment	4.7

Chemicals	3.8

Automobiles	3.6

Textiles, Apparel & Luxury Goods	3.2

Oil, Gas & Consumable Fuels	3.0

Food Products	2.8

Beverages	2.7

Machinery	2.7

Professional Services	2.6

Electric Utilities	2.5

Metals & Mining	2.4

Personal Products	2.3

Capital Markets	2.1

IT Services	2.0

Electrical Equipment	1.8

Household Durables	1.8

Industrial Conglomerates	1.8

Trading Companies & Distributors	1.7

Electronic Equipment, Instruments & Components	1.6

Diversified Telecommunication Services	1.6

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Real Estate Management & Development	1.6%

Multi-Utilities	1.6

Building Products	1.4

Health Care Equipment & Supplies	1.3

Food & Staples Retailing	1.2

Equity Real Estate Investment Trusts (REITs)	1.1

Life Sciences Tools & Services	1.0

Others (each less than 1.0%)	12.4

Short-Term Investments	2.3

Abbreviations

EAFE	Europe, Australasia and Far East
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

MSCI EAFE E-Mini Index	11	12/2021	USD	1,287	26

SPI 200 Index	24	12/2021	AUD	3,317	(16)

					10

Abbreviations

AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Written Call Options Contracts as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	647	USD 151,109	USD 2,420.00	12/17/2021	(557)

Written Put Options Contracts as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	647	USD 151,109	USD 1,875.00	12/17/2021	(128)

Total Written Options Contracts (Premiums Received $2,404)						(685)

Abbreviations

EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%

Australia — 5.7%

Aurizon Holdings Ltd.	1,597	4,073

Australia & New Zealand Banking Group Ltd.	767	16,321

BHP Group Ltd.	1,107	30,407

Commonwealth Bank of Australia (a)	267	21,142

CSL Ltd.	138	31,403

Dexus, REIT	1,841	15,105

Goodman Group, REIT	1,372	22,715

GPT Group (The), REIT	3,875	15,129

Insurance Australia Group Ltd.	1,268	4,595

Macquarie Group Ltd.	48	7,083

National Australia Bank Ltd.	539	11,722

Newcrest Mining Ltd.	225	4,213

Oil Search Ltd.	1,498	4,852

Rio Tinto Ltd.	498	34,131

Rio Tinto plc	251	15,645

Wesfarmers Ltd.	285	12,330

Westpac Banking Corp.	1,525	29,663

Woolworths Group Ltd.	235	6,782

		287,311

Austria — 0.2%

Erste Group Bank AG	278	11,928

Belgium — 0.6%

Anheuser-Busch InBev SA	73	4,486

KBC Group NV	269	25,040

		29,526

China — 0.6%

BOC Hong Kong Holdings Ltd.	3,040	9,632

Prosus NV *	231	20,315

		29,947

Denmark — 3.2%

Carlsberg A/S, Class B	186	30,661

Novo Nordisk A/S, Class B	864	94,794

Orsted A/S (a) (b)	198	27,911

Vestas Wind Systems A/S (a)	178	7,684

		161,050

Finland — 0.4%

Kone OYJ, Class B	120	8,216

Nokia OYJ *	1,660	9,527

		17,743

France — 10.9%

Air Liquide SA	266	44,332

Airbus SE *	122	15,657

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Alstom SA	398	14,171

AXA SA	251	7,316

BNP Paribas SA	750	50,185

Capgemini SE	197	46,032

Kering SA	33	24,575

L’Oreal SA	140	64,015

LVMH Moet Hennessy Louis Vuitton SE	109	85,784

Pernod Ricard SA	54	12,364

Safran SA	183	24,636

Sanofi	261	26,228

Societe Generale SA	469	15,669

TotalEnergies SE	735	36,818

Veolia Environnement SA (a)	1,343	43,868

Vinci SA	321	34,365

		546,015

Germany — 9.9%

adidas AG	117	38,309

Allianz SE (Registered)	246	57,076

BASF SE	132	9,521

Bayer AG (Registered)	254	14,306

Brenntag SE	121	11,489

Daimler AG (Registered)	59	5,880

Deutsche Boerse AG	27	4,447

Deutsche Post AG (Registered)	627	38,816

Deutsche Telekom AG (Registered)	2,010	37,381

Infineon Technologies AG	1,027	48,093

Merck KGaA	76	18,040

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	97	28,703

RWE AG	904	34,788

SAP SE	290	42,066

Siemens AG (Registered)	211	34,354

Volkswagen AG (Preference)	149	33,419

Vonovia SE	402	24,413

Zalando SE * (b)	135	12,768

		493,869

Hong Kong — 2.3%

AIA Group Ltd.	4,367	48,937

CK Asset Holdings Ltd.	998	6,163

CLP Holdings Ltd.	521	5,101

Hong Kong Exchanges & Clearing Ltd.	472	28,416

Link, REIT	528	4,680

Sun Hung Kai Properties Ltd.	391	5,177

Techtronic Industries Co. Ltd.	294	6,030

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hong Kong — continued

Xinyi Glass Holdings Ltd.	3,727	10,502

		115,006

Ireland — 1.0%

CRH plc	492	23,561

Kingspan Group plc	119	13,525

Kingspan Group plc	101	11,648

		48,734

Italy — 0.8%

Enel SpA	1,793	15,013

FinecoBank Banca Fineco SpA * (a)	1,366	26,078

		41,091

Japan — 23.2%

AGC, Inc.	168	8,371

Asahi Group Holdings Ltd.	616	27,945

Asahi Kasei Corp.	1,892	19,880

Bridgestone Corp.	483	21,345

Central Japan Railway Co.	127	18,854

Daiichi Sankyo Co. Ltd.	549	13,860

Daikin Industries Ltd.	104	22,840

Daito Trust Construction Co. Ltd.	149	18,511

Daiwa House Industry Co. Ltd.	316	10,435

Dentsu Group, Inc.	627	22,928

Fast Retailing Co. Ltd.	9	5,974

Hitachi Ltd.	676	38,954

Honda Motor Co. Ltd.	758	22,419

Hoya Corp.	271	39,820

ITOCHU Corp.	666	19,006

Japan Airlines Co. Ltd. *	465	10,005

Kao Corp.	301	17,021

Keyence Corp.	79	47,625

Konami Holdings Corp.	300	16,520

Kubota Corp.	843	17,965

Kyowa Kirin Co. Ltd.	509	16,733

Mitsubishi Corp.	899	28,593

Mitsubishi Electric Corp.	614	8,242

Mitsubishi UFJ Financial Group, Inc.	1,748	9,584

Mitsui Fudosan Co. Ltd.	680	15,541

Murata Manufacturing Co. Ltd.	329	24,405

Nabtesco Corp.	58	1,882

Nidec Corp.	137	15,174

Nintendo Co. Ltd.	31	13,515

Nippon Express Co. Ltd.	211	13,226

Nippon Steel Corp.	263	4,615

Nippon Telegraph & Telephone Corp.	1,144	32,054

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Nitori Holdings Co. Ltd.	105	19,234

Nomura Research Institute Ltd.	478	19,124

Ono Pharmaceutical Co. Ltd.	572	12,002

ORIX Corp.	1,020	20,266

Otsuka Corp.	423	20,821

Rakuten Group, Inc.	590	6,464

Recruit Holdings Co. Ltd.	602	40,018

Rohm Co. Ltd.	207	18,882

Ryohin Keikaku Co. Ltd.	598	11,788

Seven & i Holdings Co. Ltd.	364	15,295

Shimadzu Corp.	80	3,234

Shin-Etsu Chemical Co. Ltd.	171	30,424

Shionogi & Co. Ltd.	246	16,052

SoftBank Group Corp.	253	13,686

Sony Group Corp.	453	52,411

Sumitomo Electric Industries Ltd.	1,119	14,850

Sumitomo Metal Mining Co. Ltd.	516	20,009

Sumitomo Mitsui Financial Group, Inc.	916	29,721

Suzuki Motor Corp.	277	12,358

T&D Holdings, Inc.	985	12,636

Takeda Pharmaceutical Co. Ltd.	418	11,734

Terumo Corp.	370	16,318

Tokio Marine Holdings, Inc.	591	31,133

Tokyo Electron Ltd.	71	33,182

Toyota Motor Corp.	4,042	71,318

Yamato Holdings Co. Ltd.	145	3,569

		1,160,371

Luxembourg — 0.2%

ArcelorMittal SA	226	7,652

Malta — 0.0% (c)

BGP Holdings plc * ‡	449	—	(d)

Netherlands — 6.8%

Adyen NV * (b)	7	20,768

Akzo Nobel NV	213	24,524

ASML Holding NV	155	126,083

Heineken NV	37	4,094

ING Groep NV	1,529	23,193

Koninklijke Ahold Delhaize NV	483	15,711

Koninklijke DSM NV	77	16,919

Koninklijke KPN NV	6,482	19,367

Koninklijke Philips NV	161	7,581

NN Group NV	515	27,505

Royal Dutch Shell plc, Class A	1,223	28,008

Royal Dutch Shell plc, Class B	526	12,082

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Netherlands — continued

Wolters Kluwer NV	148	15,448

		341,283

Singapore — 1.0%

DBS Group Holdings Ltd.	1,322	30,901

Oversea-Chinese Banking Corp. Ltd.	1,593	13,924

United Overseas Bank Ltd.	221	4,399

		49,224

Spain — 2.9%

Banco Bilbao Vizcaya Argentaria SA	4,719	33,022

Banco Santander SA (a)	3,456	13,110

Endesa SA	1,026	23,672

Iberdrola SA	4,202	49,623

Industria de Diseno Textil SA (a)	635	23,019

		142,446

Sweden — 2.8%

Atlas Copco AB, Class A	477	30,745

Industrivarden AB, Class A (a)	44	1,442

Lundin Energy AB	464	18,320

SKF AB, Class B	967	22,466

Svenska Handelsbanken AB, Class A (a)	2,841	32,564

Volvo AB, Class B	1,434	33,434

		138,971

Switzerland — 10.5%

Adecco Group AG (Registered)	101	5,085

Cie Financiere Richemont SA (Registered)	84	10,381

Credit Suisse Group AG (Registered)	369	3,835

Givaudan SA (Registered)	6	30,237

Holcim Ltd. *	137	6,830

Lonza Group AG (Registered)	60	49,136

Nestle SA (Registered)	1,052	138,707

Novartis AG (Registered)	893	73,890

Roche Holding AG	293	113,380

SGS SA (Registered)	8	23,356

Sika AG (Registered)	42	14,291

UBS Group AG (Registered)	1,016	18,493

Zurich Insurance Group AG	82	36,505

		524,126

United Kingdom — 11.8%

3i Group plc	2,195	40,999

AstraZeneca plc	434	54,353

Barclays plc	8,891	24,534

Berkeley Group Holdings plc	394	23,476

BP plc	11,167	53,499

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

British American Tobacco plc	593	20,632

CK Hutchison Holdings Ltd.	788	5,281

DCC plc	116	9,696

Diageo plc	1,140	56,701

GlaxoSmithKline plc	412	8,552

HSBC Holdings plc	3,629	21,867

InterContinental Hotels Group plc *	404	28,267

Intertek Group plc	89	5,957

Lloyds Banking Group plc	55,530	38,004

London Stock Exchange Group plc	39	3,828

Prudential plc	1,150	23,478

Reckitt Benckiser Group plc	433	35,122

RELX plc	1,269	39,340

Standard Chartered plc	3,916	26,482

Taylor Wimpey plc	5,143	10,881

Tesco plc	6,652	24,560

Unilever plc	635	33,981

		589,490

United States — 2.4%

Ferguson plc	195	29,372

Schneider Electric SE	348	60,057

Stellantis NV	1,417	28,287

		117,716

Total Common Stocks (Cost $3,594,068)		4,853,499

Short-Term Investments — 3.7%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (e) (f) (Cost $93,239)	93,193	93,239

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (e) (f)	82,347	82,347

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (e) (f)	10,123	10,123

Total Investment of Cash Collateral from Securities Loaned (Cost $92,470)		92,470

Total Short-Term Investments (Cost $185,709)		185,709

Total Investments — 100.9% (Cost $3,779,777)		5,039,208
Liabilities in Excess of Other Assets — (0.9)%		(43,366)

NET ASSETS — 100.0%		4,995,842

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	10.3%

Pharmaceuticals	9.4

Insurance	5.5

Semiconductors & Semiconductor Equipment	4.5

Chemicals	3.8

Automobiles	3.4

Textiles, Apparel & Luxury Goods	3.2

Oil, Gas & Consumable Fuels	3.0

Food Products	2.7

Beverages	2.7

Machinery	2.7

Professional Services	2.6

Electric Utilities	2.4

Metals & Mining	2.3

Personal Products	2.3

Capital Markets	2.1

IT Services	2.1

Electrical Equipment	1.8

Diversified Telecommunication Services	1.8

Trading Companies & Distributors	1.8

Industrial Conglomerates	1.7

Household Durables	1.7

Real Estate Management & Development	1.6

Multi-Utilities	1.6

Electronic Equipment, Instruments & Components	1.5

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Building Products	1.3%

Health Care Equipment & Supplies	1.3

Food & Staples Retailing	1.2

Equity Real Estate Investment Trusts (REITs)	1.1

Life Sciences Tools & Services	1.0

Specialty Retail	1.0

Others (each less than 1.0%)	10.9

Short-Term Investments	3.7

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $86,810.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Amount rounds to less than one thousand.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	302	12/2021	EUR	14,855	323

FTSE 100 Index	49	12/2021	GBP	4,852	175

SPI 200 Index	507	12/2021	AUD	70,071	(342)

					156

Abbreviations

AUD	Australian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SPI	Australian Securities Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 99.7%

Australia — 6.8%

Australia & New Zealand Banking Group Ltd.	177		3,770

BHP Group Ltd.	180		4,938

BlueScope Steel Ltd.	29		458

Fortescue Metals Group Ltd.	100		1,037

Harvey Norman Holdings Ltd.	141		529

JB Hi-Fi Ltd.	11		431

Metcash Ltd.	136		418

National Australia Bank Ltd.	200		4,340

Rio Tinto Ltd.	24		1,666

Rio Tinto plc	54		3,350

South32 Ltd.	291		785

Super Retail Group Ltd.	62		605

Westpac Banking Corp.	218		4,238

Worley Ltd.	40		329

			26,894

Austria — 1.7%

ANDRITZ AG	12		695

BAWAG Group AG (a)	14		901

Erste Group Bank AG	25		1,057

OMV AG	26		1,565

Raiffeisen Bank International AG	53		1,558

Telekom Austria AG *	59		508

Wienerberger AG	13		472

			6,756

Belgium — 1.0%

Ageas SA	18		899

Bekaert SA	19		831

bpost SA *	55		475

KBC Group NV	15		1,401

Telenet Group Holding NV	9		321

			3,927

China — 0.8%

BOC Hong Kong Holdings Ltd.	316		1,000

TI Fluid Systems plc (a)	262		949

Yangzijiang Shipbuilding Holdings Ltd.	1,260		1,329

			3,278

Denmark — 1.7%

AP Moller — Maersk A/S, Class B	—	(b)	777

H+H International A/S, Class B *	24		941

Jyske Bank A/S (Registered) *	11		537

Matas A/S	38		748

Solar A/S, Class B	9		1,025

Spar Nord Bank A/S	97		1,245

INVESTMENTS	SHARES (000)	VALUE ($000)

Denmark — continued

Sydbank A/S	23	784

TCM Group A/S (a)	23	560

		6,617

Egypt — 0.2%

Energean plc *	74	908

Finland — 1.5%

Cargotec OYJ, Class B	12	629

Caverion OYJ	104	824

Kemira OYJ	29	439

Konecranes OYJ	13	554

Nordea Bank Abp	201	2,466

TietoEVRY OYJ	10	314

Valmet OYJ	18	737

		5,963

France — 10.3%

AXA SA	117	3,404

BNP Paribas SA	62	4,158

Carrefour SA	46	833

Cie de Saint-Gobain	28	1,932

Cie Plastic Omnium SA	12	339

CNP Assurances	73	1,826

Coface SA	41	591

Credit Agricole SA	91	1,376

Eutelsat Communications SA (c)	83	1,186

Faurecia SE	1	38

Faurecia SE	29	1,532

Fnac Darty SA	17	1,109

Gecina SA, REIT	10	1,352

Groupe Crit	8	648

IPSOS	18	847

Kaufman & Broad SA	8	334

Metropole Television SA	32	706

Publicis Groupe SA	20	1,347

Quadient SA	26	627

Renault SA *	18	663

Rexel SA *	32	638

Rothschild & Co.	28	1,238

SCOR SE	18	615

Societe Generale SA	76	2,539

Sopra Steria Group SACA	3	551

SPIE SA	25	615

Technip Energies NV *	79	1,210

Television Francaise 1	56	597

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

France — continued

TotalEnergies SE	138	6,932

Valeo	38	1,107

		40,890

Germany — 9.7%

Allianz SE (Registered)	21	4,868

Aurubis AG	7	621

Bayerische Motoren Werke AG	18	1,862

Continental AG *	7	808

Covestro AG (a)	18	1,168

Daimler AG (Registered)	37	3,635

Deutsche Pfandbriefbank AG (a)	77	960

Deutsche Post AG (Registered)	60	3,711

Deutsche Telekom AG (Registered)	152	2,832

DWS Group GmbH & Co. KGaA (a)	10	425

Freenet AG	21	540

HeidelbergCement AG	12	912

HOCHTIEF AG	4	340

Hornbach Holding AG & Co. KGaA	10	1,273

JOST Werke AG (a)	12	724

Kloeckner & Co. SE *	71	953

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,988

ProSiebenSat.1 Media SE (c)	27	448

Schaeffler AG (Preference)	49	386

Siemens AG (Registered)	40	6,535

Talanx AG	10	468

Vitesco Technologies Group AG *	1	79

Volkswagen AG (Preference)	14	3,039

		38,575

Hong Kong — 1.5%

Haitong International Securities Group Ltd.	3,868	889

Hongkong Land Holdings Ltd.	288	1,588

Hysan Development Co. Ltd.	246	855

Kerry Properties Ltd.	236	666

Sun Hung Kai Properties Ltd.	106	1,399

VTech Holdings Ltd.	57	437

		5,834

Italy — 3.7%

Anima Holding SpA (a)	104	553

Assicurazioni Generali SpA	84	1,833

Azimut Holding SpA	22	625

Credito Emiliano SpA	68	518

Eni SpA	209	2,997

INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — continued

Intesa Sanpaolo SpA	934	2,656

Mediobanca Banca di Credito Finanziario SpA *	73	875

Pirelli & C SpA (a)	196	1,205

Poste Italiane SpA (a)	50	711

UniCredit SpA	121	1,595

Unipol Gruppo SpA	214	1,231

		14,799

Japan — 21.4%

Acom Co. Ltd.	98	326

AGC, Inc.	26	1,300

Aiful Corp.	138	460

Aozora Bank Ltd.	23	515

Arcs Co. Ltd.	17	327

Bridgestone Corp.	36	1,571

Brother Industries Ltd.	40	768

Chiba Bank Ltd. (The)	98	609

Concordia Financial Group Ltd.	148	586

Cosmo Energy Holdings Co. Ltd.	58	1,184

Credit Saison Co. Ltd.	92	1,125

Dai-ichi Life Holdings, Inc.	102	2,152

Daiwa Securities Group, Inc.	125	702

Fuyo General Lease Co. Ltd.	16	1,040

Hachijuni Bank Ltd. (The)	96	320

Hitachi Ltd.	43	2,455

Honda Motor Co. Ltd.	105	3,112

Iida Group Holdings Co. Ltd.	22	533

Isuzu Motors Ltd.	115	1,546

ITOCHU Corp.	49	1,400

Japan Post Holdings Co. Ltd. *	108	832

Japan Post Insurance Co. Ltd.	74	1,199

Kamigumi Co. Ltd.	23	461

Kandenko Co. Ltd.	41	319

KDDI Corp.	105	3,208

Kinden Corp.	22	368

K’s Holdings Corp.	41	427

Kyudenko Corp.	14	441

Mitsubishi Chemical Holdings Corp.	137	1,136

Mitsubishi Corp.	68	2,146

Mitsubishi Gas Chemical Co., Inc.	22	433

Mitsubishi UFJ Financial Group, Inc.	731	4,009

Mitsui & Co. Ltd.	95	2,163

Mitsui Fudosan Co. Ltd.	74	1,699

Mixi, Inc.	19	433

Mizuho Financial Group, Inc.	178	2,347

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

MS&AD Insurance Group Holdings, Inc.	44	1,431

Nichias Corp.	14	345

Nichiha Corp.	10	285

Nippon Light Metal Holdings Co. Ltd.	21	353

Nippon Telegraph & Telephone Corp.	98	2,757

Nippon Television Holdings, Inc.	33	352

Nomura Holdings, Inc.	274	1,305

Nomura Real Estate Holdings, Inc.	48	1,160

ORIX Corp.	119	2,369

Rengo Co. Ltd.	36	275

Resona Holdings, Inc.	190	715

Sanwa Holdings Corp.	37	426

SBI Holdings, Inc.	23	604

Sekisui House Ltd.	64	1,322

Senko Group Holdings Co. Ltd.	43	382

Shizuoka Bank Ltd. (The)	91	731

SoftBank Corp.	211	2,876

Sojitz Corp.	71	1,164

Sompo Holdings, Inc.	23	1,010

Sony Group Corp.	4	440

Sumitomo Bakelite Co. Ltd.	11	481

Sumitomo Corp.	94	1,338

Sumitomo Forestry Co. Ltd.	30	563

Sumitomo Mitsui Financial Group, Inc.	93	3,015

Sumitomo Mitsui Trust Holdings, Inc.	50	1,651

T&D Holdings, Inc.	92	1,180

Teijin Ltd.	35	467

Tokyo Steel Manufacturing Co. Ltd.	53	592

Tokyo Tatemono Co. Ltd.	35	516

Tosoh Corp.	38	632

Toyota Motor Corp.	536	9,448

Toyota Tsusho Corp.	19	811

Ube Industries Ltd.	16	304

		84,952

Luxembourg — 0.4%

ArcelorMittal SA	38	1,293

RTL Group SA	7	430

		1,723

Malta — 0.2%

Kindred Group plc, SDR	57	808

Netherlands — 3.2%

ABN AMRO Bank NV, CVA (a)	103	1,516

Aegon NV	337	1,709

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

ASR Nederland NV	17	774

ING Groep NV	211	3,205

Koninklijke Ahold Delhaize NV	63	2,063

NN Group NV	26	1,406

PostNL NV	116	505

Randstad NV	13	906

Signify NV (a)	14	688

		12,772

Norway — 3.0%

Bank Norwegian ASA	68	837

DNB Bank ASA	70	1,663

Elkem ASA * (a)	230	913

Equinor ASA	101	2,569

Europris ASA (a)	59	438

Norsk Hydro ASA	170	1,248

Olav Thon Eiendomsselskap ASA	24	534

Selvaag Bolig ASA	95	586

SpareBank 1 Nord Norge	80	973

SpareBank 1 SMN	43	709

SpareBank 1 SR-Bank ASA	46	708

Storebrand ASA	60	639

		11,817

Portugal — 0.1%

Sonae SGPS SA	459	505

Russia — 0.3%

Evraz plc	113	961

Singapore — 1.1%

DBS Group Holdings Ltd.	32	736

Oversea-Chinese Banking Corp. Ltd.	207	1,808

StarHub Ltd.	378	348

United Overseas Bank Ltd.	68	1,346

		4,238

South Africa — 0.7%

Anglo American plc	76	2,897

Spain — 3.2%

Acerinox SA	41	564

ACS Actividades de Construccion y Servicios SA	30	790

Banco Bilbao Vizcaya Argentaria SA	415	2,901

Banco Santander SA (c)	944	3,580

CaixaBank SA	293	841

Indra Sistemas SA *	109	1,323

Mediaset Espana Comunicacion SA *	96	501

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — continued

Telefonica SA	386	1,677

Unicaja Banco SA (a)	541	578

		12,755

Sweden — 3.5%

Betsson AB, Class B *	51	356

Bilia AB, Class A	24	423

Boliden AB	25	888

Bonava AB, Class B	42	415

Dustin Group AB (a) (c)	67	824

Humana AB *	55	458

Industrivarden AB, Class A (c)	2	53

Intrum AB	24	674

Inwido AB	42	761

Lundin Energy AB	33	1,322

Mekonomen AB *	34	701

Nobia AB	51	314

Resurs Holding AB (a)	56	304

Securitas AB, Class B	60	995

Skandinaviska Enskilda Banken AB, Class A	125	1,955

Skanska AB, Class B	29	725

SSAB AB, Class B *	189	944

Svenska Handelsbanken AB, Class A	105	1,206

Volvo AB, Class B	14	335

		13,653

Switzerland — 6.3%

Adecco Group AG (Registered)	16	788

BKW AG	4	478

Holcim Ltd. *	36	1,797

Julius Baer Group Ltd.	15	1,111

Novartis AG (Registered)	108	8,971

Roche Holding AG	3	1,195

Swiss Life Holding AG (Registered)	3	1,387

Swisscom AG (Registered)	2	1,062

UBS Group AG (Registered)	237	4,314

Zurich Insurance Group AG	9	3,956

		25,059

Ukraine — 0.2%

Ferrexpo plc	157	672

United Kingdom — 16.8%

3i Group plc	59	1,106

Aviva plc	276	1,490

Barclays plc	1,089	3,004

Barratt Developments plc	139	1,264

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

Bellway plc	9	400

Berkeley Group Holdings plc	10	603

BP plc	1,192	5,711

BT Group plc *	575	1,093

Centrica plc *	1,724	1,423

CK Hutchison Holdings Ltd.	276	1,850

Crest Nicholson Holdings plc	84	410

Currys plc	635	1,056

Drax Group plc	122	890

GlaxoSmithKline plc	278	5,780

Halfords Group plc	137	500

HSBC Holdings plc	1,071	6,453

Inchcape plc	43	489

Investec plc	278	1,264

ITV plc *	437	643

J Sainsbury plc	236	967

JET2 plc *	54	906

Just Group plc *	844	1,055

Keller Group plc	44	557

Kier Group plc *	253	370

Kingfisher plc	181	829

Land Securities Group plc, REIT	157	1,473

Legal & General Group plc	427	1,684

Lloyds Banking Group plc	4,177	2,858

M&G plc	303	829

Man Group plc	271	862

Marks & Spencer Group plc *	530	1,333

Mitie Group plc *	1,316	1,178

Morgan Sindall Group plc	20	610

NatWest Group plc	399	1,204

OSB Group plc	172	1,191

Paragon Banking Group plc	75	560

Premier Foods plc	451	678

Prudential plc	136	2,773

Rathbone Brothers plc	16	419

Reach plc	208	904

Redrow plc	48	422

Royal Mail plc	80	462

ScS Group plc	119	417

Serco Group plc	210	363

Standard Chartered plc	163	1,102

Taylor Wimpey plc	325	688

Tesco plc	599	2,210

Vesuvius plc	53	340

Vistry Group plc	30	495

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

WPP plc	106	1,533

		66,701

United States — 0.4%

Stellantis NV	62	1,241

Stellantis NV	22	441

		1,682

Total Common Stocks (Cost $336,207)		395,636

Short-Term Investments — 1.7%

Investment Companies — 0.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (d) (e) (Cost $2,400)	2,399	2,400

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	3,199	3,199

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	945	945

Total Investment of Cash Collateral from Securities Loaned (Cost $4,144)		4,144

Total Short-Term Investments (Cost $6,544)		6,544

Total Investments — 101.4% (Cost $342,751)		402,180
Liabilities in Excess of Other Assets — (1.4)%		(5,481)

NET ASSETS — 100.0%		396,699

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	22.6%

Insurance	10.7

Automobiles	6.2

Metals & Mining	6.0

Oil, Gas & Consumable Fuels	5.8

Pharmaceuticals	4.0

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Capital Markets	3.8%

Trading Companies & Distributors	2.9

Industrial Conglomerates	2.7

Diversified Telecommunication Services	2.5

Media	2.4

Real Estate Management & Development	2.2

Household Durables	2.2

Specialty Retail	2.1

Auto Components	2.0

Food & Staples Retailing	1.8

Wireless Telecommunication Services	1.7

Chemicals	1.5

Machinery	1.3

Air Freight & Logistics	1.3

Building Products	1.3

Commercial Services & Supplies	1.2

Construction & Engineering	1.1

Diversified Financial Services	1.1

Construction Materials	1.0

Others (each less than 1.0%)	7.0

Short-Term Investments	1.6

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SGPS	Holding company
REIT	Real Estate Investment Trust

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $3,137.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	32	12/2021	EUR	1,574	53

FTSE 100 Index	3	12/2021	GBP	297	12

TOPIX Index	4	12/2021	JPY	705	(15)

					50

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
ASSETS:
Investments in non-affiliates, at value	$13,858,528		$3,725,364	$1,014,568		$4,743,698
Investments in affiliates, at value	24,800		3,718	46,060		123,785
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	247,926		25,352	7,173		124,466
Cash	192		1,970	248		68
Foreign currency, at value	8,797		4,270	1,255		191
Deposits at broker for futures contracts	—		—	2,324		—
Receivables:
Investment securities sold	84,761		20,724	10,106		—
Fund shares sold	16,371		64,888	258		5,427
Dividends from non-affiliates	5,827		3,095	268		4,047
Dividends from affiliates	2		1	1		4
Tax reclaims	263		52	3,318		7,097
Securities lending income (See Note 2.C.)	33		11	1		79
Variation margin on futures contracts	—		—	270		—

Total Assets	14,247,500		3,849,445	1,085,850		5,008,862

LIABILITIES:
Payables:
Investment securities purchased	17,588		12,839	3,098		—
Collateral received on securities loaned (See Note 2.C.)	247,926		25,352	7,173		124,466
Fund shares redeemed	55,099		3,452	174		36,222
Accrued liabilities:
Investment advisory fees	8,056		579	534		1,727
Administration fees	796		94	67		112
Distribution fees	206		—	26		107
Service fees	1,175		1	109		171
Custodian and accounting fees	1,182		571	49		150
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)	—
Deferred foreign capital gains tax	79,514		13,039	—		—
Other	174		130	102		190

Total Liabilities	411,716		56,057	11,332		163,145

Net Assets	$13,835,784		$3,793,388	$1,074,518		$4,845,717

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund
NET ASSETS:
Paid-in-Capital	$8,959,177	$3,121,933	$997,796	$3,197,174
Total distributable earnings (loss)	4,876,607	671,455	76,722	1,648,543

Total Net Assets	$13,835,784	$3,793,388	$1,074,518	$4,845,717

Net Assets:
Class A	$702,288	$—	$88,315	$433,033
Class C	82,409	—	11,313	10,899
Class I	4,753,438	5,435	443,053	584,191
Class L	2,598,326	—	86,054	—
Class R2	585	—	—	24,598
Class R3	14,918	—	—	—
Class R4	3,810	—	—	—
Class R5	20,676	—	—	10,463
Class R6	5,659,334	3,787,953	445,783	3,782,533

Total	$13,835,784	$3,793,388	$1,074,518	$4,845,717

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	17,324	—	2,857	20,020
Class C	2,115	—	415	534
Class I	114,277	261	14,032	26,534
Class L	61,925	—	2,690	—
Class R2	14	—	—	1,154
Class R3	370	—	—	—
Class R4	92	—	—	—
Class R5	494	—	—	473
Class R6	134,918	182,384	13,993	171,184

Net Asset Value (a):
Class A — Redemption price per share	$40.54	$—	$30.91	$21.63
Class C — Offering price per share (b)	38.96	—	27.25	20.41
Class I — Offering and redemption price per share	41.60	20.87	31.57	22.02
Class L — Offering and redemption price per share	41.96	—	31.99	—
Class R2 — Offering and redemption price per share	39.99	—	—	21.31
Class R3 — Offering and redemption price per share	40.30	—	—	—
Class R4 — Offering and redemption price per share	41.45	—	—	—
Class R5 — Offering and redemption price per share	41.88	—	—	22.14
Class R6 — Offering and redemption price per share	41.95	20.77	31.86	22.10
Class A maximum sales charge	5.25%	—%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$42.79	$—	$32.62	$22.83

Cost of investments in non-affiliates	$9,311,380	$3,167,833	$884,488	$3,392,109
Cost of investments in affiliates	24,800	3,718	46,060	123,785
Cost of foreign currency	8,796	4,253	1,255	195
Investment securities on loan, at value (See Note 2.C.)	235,340	24,147	6,806	119,061
Cost of investment of cash collateral (See Note 2.C.)	247,926	25,352	7,173	124,466

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$3,866,466		$146,891		$4,853,499		$395,636
Investments in affiliates, at value	47,837		3,536		93,239		2,400
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	36,469		—		92,470		4,144
Options purchased, at value	—		971		—		—
Cash	75		851		189		76
Foreign currency, at value	735		—		—		92
Deposits at broker for futures contracts	—		607		7,912		184
Receivables:
Due from custodian	3,200		—		31,864		—
Investment securities sold	—		1,923		36,033		—
Fund shares sold	1,516		104		24,883		374
Dividends from non-affiliates	2,107		305		10,611		1,376
Dividends from affiliates	3		—	(a)	3		—	(a)
Tax reclaims	4,077		338		10,911		2,481
Securities lending income (See Note 2.C.)	90		—		63		5
Variation margin on futures contracts	—		—		—		18
Due from broker	—		—		5,623		—

Total Assets	3,962,575		155,526		5,167,300		406,786

LIABILITIES:
Payables:
Due to custodian	—		116		—		—
Foreign currency due to custodian, at value	—		572		3,259		—
Investment securities purchased	3,200		1,143		64,024		—
Collateral received on securities loaned (See Note 2.C.)	36,469		—		92,470		4,144
Fund shares redeemed	474		25		9,503		4,486
Variation margin on futures contracts	—		53		507		—
Outstanding options written, at fair value	—		685		—		—
IRS compliance fees for foreign withholding tax claims (See Note 2.K.)	—		—		—		923
Accrued liabilities:
Investment advisory fees	1,627		14		689		150
Administration fees	24		—		222		2
Distribution fees	85		1		10		43
Service fees	197		32		26		38
Custodian and accounting fees	144		27		173		35
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Other	67		82		575		266

Total Liabilities	42,287		2,750		171,458		10,087

Net Assets	$3,920,288		$152,776		$4,995,842		$396,699

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$3,008,130	$139,158	$3,949,948	$408,038
Total distributable earnings (loss)	912,158	13,618	1,045,894	(11,339)

Total Net Assets	$3,920,288	$152,776	$4,995,842	$396,699

Net Assets:
Class A	$337,503	$3,561	$46,779	$187,774
Class C	24,272	320	—	3,923
Class I	832,039	148,703	386,797	39,188
Class L	—	—	—	7,042
Class R2	2,078	—	—	514
Class R5	3,172	23	—	67
Class R6	2,721,224	169	4,562,266	158,191

Total	$3,920,288	$152,776	$4,995,842	$396,699

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,251	213	2,200	13,948
Class C	897	19	—	301
Class I	29,770	8,836	18,081	2,831
Class L	—	—	—	511
Class R2	76	—	—	39
Class R5	113	1	—	5
Class R6	97,252	10	213,929	11,542

Net Asset Value (a):
Class A — Redemption price per share	$27.55	$16.73	$21.26	$13.46
Class C — Offering price per share (b)	27.06	16.68	—	13.02
Class I — Offering and redemption price per share	27.95	16.83	21.39	13.84
Class L — Offering and redemption price per share	—	—	—	13.78
Class R2 — Offering and redemption price per share	27.25	—	—	13.22
Class R5 — Offering and redemption price per share	27.96	16.86	—	13.67
Class R6 — Offering and redemption price per share	27.98	16.88	21.33	13.71
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$29.08	$17.66	$22.44	$14.21

Cost of investments in non-affiliates	$2,892,698	$113,996	$3,594,068	$336,207
Cost of investments in affiliates	47,837	3,536	93,239	2,400
Cost of options purchased	—	2,614	—	—
Cost of foreign currency	735	—	2,317	92
Investment securities on loan, at value (See Note 2.C.)	35,662	—	86,810	3,137
Cost of investment of cash collateral (See Note 2.C.)	36,469	—	92,470	4,144
Premiums received from options written	—	2,404	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund	JPMorgan International Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$2	$10	$4
Interest income from affiliates	— (a)	— (a)	—	2
Dividend income from non-affiliates	136,872	91,855	20,745	106,263
Dividend income from affiliates	106	33	11	54
Non-cash dividend income from non-affiliates (b)	6,210	—	—	6,454
Income from securities lending (net) (See Note 2.C.)	1,640	155	131	436
Foreign taxes withheld (net)	(14,816)	(8,841)	(1,966)	(8,507)
Foreign withholding tax claims (See Note 2.K.)	—	—	569	170

Total investment income	130,014	83,204	19,500	104,876

EXPENSES:
Investment advisory fees	97,958	8,972	4,561	21,273
Administration fees	9,764	2,691	570	3,191
Distribution fees:
Class A	1,837	—	216	952
Class C	689	—	93	82
Class R2	3	—	—	126
Class R3	30	—	—	—
Service fees:
Class A	1,837	—	216	952
Class C	230	—	31	27
Class I	12,690	9	559	1,217
Class L	2,583	—	77	—
Class R2	1	—	—	63
Class R3	30	—	—	—
Class R4	10	—	—	—
Class R5	55	—	—	10
Custodian and accounting fees	4,671	2,263	209	529
Interest expense to affiliates	8	38	8	12
Professional fees	181	127	150	125
Trustees’ and Chief Compliance Officer’s fees	61	34	27	35
Printing and mailing costs	1,011	31	12	129
Registration and filing fees	640	85	86	280
Transfer agency fees (See Note 2.I.)	373	24	36	115
Other	262	71	25	76

Total expenses	134,924	14,345	6,876	29,194

Less fees waived	(4,115)	(1,782)	(61)	(4,978)
Less expense reimbursements	(135)	(1)	—	(17)

Net expenses	130,674	12,562	6,815	24,199

Net investment income (loss)	(660)	70,642	12,685	80,677

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	571,768 (c)	184,953 (d)	62,870	336,528
Investments in affiliates	(43)	(7)	(2)	1
Futures contracts	—	(34)	2,401	(5,247)
Foreign currency transactions	(1,625)	(844)	(5)	843

Net realized gain (loss)	570,100	184,068	65,264	332,125

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	749,562 (e)	221,740 (f)	117,778	631,345
Investments in affiliates	30	1	— (a)	2
Futures contracts	—	—	1,351	—
Foreign currency translations	(9)	(3)	(97)	(414)

Change in net unrealized appreciation/depreciation	749,583	221,738	119,032	630,933

Net realized/unrealized gains (losses)	1,319,683	405,806	184,296	963,058

Change in net assets resulting from operations	$1,319,023	$476,448	$196,981	$1,043,735

(a)	Amount rounds to less than one thousand.
(b)	This is a result of a non-cash distribution from a non-affiliated investment. The Funds recorded the non-cash dividend income on the ex-dividend date.
(c)	Net of foreign capital gains tax of $(1,688).
(d)	Net of foreign capital gains tax of $(5,852).
(e)	Net of change in foreign capital gains tax of $(60,969).
(f)	Net of change in foreign capital gains tax of $(6,912).

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$— (a)	$13	$313
Interest income from affiliates	1	—	2	—	(a)
Dividend income from non-affiliates	80,733	3,680	150,414	15,821
Dividend income from affiliates	47	1	78	4
Non-cash dividend income from non-affiliates (b)	5,483	—	—	—
Income from securities lending (net) (See Note 2.C.)	212	—	1,218	91
Foreign taxes withheld (net)	(5,689)	(300)	(12,491)	(1,397)
Foreign withholding tax claims (See Note 2.K.)	83	—	1,257	2,020
IRS compliance fees for foreign withholding tax claims (See Note 2.K.)	—	—	—	(923)

Total investment income	80,872	3,381	140,491	15,929

EXPENSES:
Investment advisory fees	21,576	322	10,346	1,999
Administration fees	2,697	97	3,880	273
Distribution fees:
Class A	627	6	116	432
Class C	160	1	—	34
Class R2	10	—	—	3
Service fees:
Class A	627	6	116	432
Class C	53	— (a)	—	11
Class I	1,595	316	1,178	89
Class L	—	—	—	8
Class R2	5	—	—	1
Class R5	3	— (a)	—	—	(a)
Custodian and accounting fees	581	71	687	117
Interest expense to affiliates	13	2	21	2
Professional fees	133	78	268	113
Trustees’ and Chief Compliance Officer’s fees	34	25	37	26
Printing and mailing costs	119	8	185	11
Registration and filing fees	176	80	171	107
Transfer agency fees (See Note 2.I.)	77	— (a)	87	19
Other	57	15	178	25

Total expenses	28,543	1,027	17,270	3,702

Less fees waived	(6,207)	(246)	(3,745)	(795)
Less expense reimbursements	—	— (a)	—	—	(a)

Net expenses	22,336	781	13,525	2,907

Net investment income (loss)	58,536	2,600	126,966	13,022

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	78,363	3,806	247,453	3,944
Investments in affiliates	(12)	— (a)	51	—	(a)
Options purchased	—	(9,695)	—	—
Futures contracts	—	1,360	35,884	781
Foreign currency transactions	270	(51)	(231)	(380)
Forward foreign currency exchange contracts	(2,665)	—	—	—
Options written	—	(885)	—	—

Net realized gain (loss)	75,956	(5,465)	283,157	4,345

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	610,224	30,677	1,197,938	104,588
Investments in affiliates	4	—	(78)	—	(a)
Options purchased	—	(4,046)	—	—
Futures contracts	—	135	(734)	290
Foreign currency translations	(49)	(14)	(714)	(40)
Options written	—	(8)	—	—

Change in net unrealized appreciation/depreciation	610,179	26,744	1,196,412	104,838

Net realized/unrealized gains (losses)	686,135	21,279	1,479,569	109,183

Change in net assets resulting from operations	$744,671	$23,879	$1,606,535	$122,205

(a)	Amount rounds to less than one thousand.
(b)	This is a result of a non-cash distribution from a non-affiliated investment. The Funds recorded the non-cash dividend income on the ex-dividend date.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(660)	$20,921	$70,642	$48,936
Net realized gain (loss)	570,100	(21,492)	184,068	(115,392)
Change in net unrealized appreciation/depreciation	749,583	1,995,150	221,738	281,827

Change in net assets resulting from operations	1,319,023	1,994,579	476,448	215,371

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(3,084)	—	—
Class C	—	(79)	—	—
Class I	(4,875)	(15,303)	(1)	— (a)
Class L	(3,336)	(8,491)	—	—
Class R2	—	(1)	—	—
Class R3	—	(21)	—	—
Class R4	(1)	(11)	—	—
Class R5	(80)	(349)	—	—
Class R6	(10,851)	(29,101)	(50,836)	(24,046)

Total distributions to shareholders	(19,143)	(56,440)	(50,837)	(24,046)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,315,679	2,968,409	527,435	558,443

NET ASSETS:
Change in net assets	2,615,559	4,906,548	953,046	749,768
Beginning of period	11,220,225	6,313,677	2,840,342	2,090,574

End of period	$13,835,784	$11,220,225	$3,793,388	$2,840,342

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,685	$6,920	$80,677	$43,858
Net realized gain (loss)	65,264	(16,079)	332,125	(49,374)
Change in net unrealized appreciation/depreciation	119,032	(32,885)	630,933	(39,646)

Change in net assets resulting from operations	196,981	(42,044)	1,043,735	(45,162)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(839)	(2,780)	(3,040)	(9,505)
Class C	(80)	(497)	(42)	(344)
Class I	(772)	(2,605)	(4,786)	(6,207)
Class L	(920)	(2,069)	—	—
Class R2	—	—	(292)	(65)
Class R5	—	—	(99)	(124)
Class R6	(4,405)	(8,878)	(33,732)	(80,146)

Total distributions to shareholders	(7,016)	(16,829)	(41,991)	(96,391)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	445,725	(44,544)	913,051	75,469

NET ASSETS:
Change in net assets	635,690	(103,417)	1,914,795	(66,084)
Beginning of period	438,828	542,245	2,930,922	2,997,006

End of period	$1,074,518	$438,828	$4,845,717	$2,930,922

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,536	$34,949	$2,600	$2,110
Net realized gain (loss)	75,956	(143,255)	(5,465)	(16,164)
Change in net unrealized appreciation/depreciation	610,179	231,375	26,744	5,164

Change in net assets resulting from operations	744,671	123,069	23,879	(8,890)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,160)	(46)	(29)	(5)
Class C	(42)	—	(1)	(1)
Class I	(4,486)	(431)	(2,175)	(1,362)
Class R2	(9)	—	—	—
Class R5	(32)	(9)	(1)	— (a)
Class R6	(28,297)	(10,047)	(1)	(1)

Total distributions to shareholders	(34,026)	(10,533)	(2,207)	(1,369)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	407,973	89,493	(6,164)	87,285

NET ASSETS:
Change in net assets	1,118,618	202,029	15,508	77,026
Beginning of period	2,801,670	2,599,641	137,268	60,242

End of period	$3,920,288	$2,801,670	$152,776	$137,268

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$126,966	$115,593	$13,022	$9,086
Net realized gain (loss)	283,157	(384,441)	4,345	(39,947)
Change in net unrealized appreciation/depreciation	1,196,412	(159,055)	104,838	(40,074)

Change in net assets resulting from operations	1,606,535	(427,903)	122,205	(70,935)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(402)	(5,482)	(4,156)	(7,133)
Class C	—	—	(106)	(299)
Class I	(10,216)	(6,829)	(914)	(1,823)
Class L	—	—	(192)	(1,237)
Class R2	—	—	(11)	(21)
Class R5	—	—	(3)	(4)
Class R6	(95,880)	(143,050)	(3,877)	(5,532)

Total distributions to shareholders	(106,498)	(155,361)	(9,259)	(16,049)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,366,544)	611,139	15,889	(38,424)

NET ASSETS:
Change in net assets	133,493	27,875	128,835	(125,408)
Beginning of period	4,862,349	4,834,474	267,864	393,272

End of period	$4,995,842	$4,862,349	$396,699	$267,864

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$254,285	$396,625	$—	$—
Distributions reinvested	—	3,026	—	—
Cost of shares redeemed	(192,488)	(433,578)	—	—

Change in net assets resulting from Class A capital transactions	$61,797	$(33,927)	$—	$—

Class C
Proceeds from shares issued	$21,002	$25,207	$—	$—
Distributions reinvested	—	76	—	—
Cost of shares redeemed	(18,983)	(21,149)	—	—

Change in net assets resulting from Class C capital transactions	$2,019	$4,134	$—	$—

Class I
Proceeds from shares issued	$2,529,253	$2,957,574	$6,294	$32
Distributions reinvested	4,534	13,741	1	— (a)
Cost of shares redeemed	(2,287,926)	(1,376,247)	(466)	(6)

Change in net assets resulting from Class I capital transactions	$245,861	$1,595,068	$5,829	$26

Class L
Proceeds from shares issued	$1,202,345	$1,047,160	$—	$—
Distributions reinvested	3,299	8,347	—	—
Cost of shares redeemed	(693,103)	(412,630)	—	—

Change in net assets resulting from Class L capital transactions	$512,541	$642,877	$—	$—

Class R2
Proceeds from shares issued	$415	$281	$—	$—
Distributions reinvested	—	1	—	—
Cost of shares redeemed	(288)	(78)	—	—

Change in net assets resulting from Class R2 capital transactions	$127	$204	$—	$—

Class R3
Proceeds from shares issued	$13,765	$3,952	$—	$—
Distributions reinvested	—	21	—	—
Cost of shares redeemed	(5,183)	(1,457)	—	—

Change in net assets resulting from Class R3 capital transactions	$8,582	$2,516	$—	$—

Class R4
Proceeds from shares issued	$2,383	$2,143	$—	$—
Distributions reinvested	1	11	—	—
Cost of shares redeemed	(1,833)	(1,072)	—	—

Change in net assets resulting from Class R4 capital transactions	$551	$1,082	$—	$—

Class R5
Proceeds from shares issued	$18,329	$24,137	$—	$—
Distributions reinvested	79	349	—	—
Cost of shares redeemed	(63,474)	(18,654)	—	—

Change in net assets resulting from Class R5 capital transactions	$(45,066)	$5,832	$—	$—

Class R6
Proceeds from shares issued	$2,782,507	$2,138,500	$1,383,412	$1,073,935
Distributions reinvested	9,925	28,461	50,835	24,046
Cost of shares redeemed	(2,263,165)	(1,416,338)	(912,641)	(539,564)

Change in net assets resulting from Class R6 capital transactions	$529,267	$750,623	$521,606	$558,417

Total change in net assets resulting from capital transactions	$1,315,679	$2,968,409	$527,435	$558,443

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	6,043	12,772	—	—
Reinvested	—	95	—	—
Redeemed	(4,582)	(14,443)	—	—

Change in Class A Shares	1,461	(1,576)	—	—

Class C
Issued	523	824	—	—
Reinvested	—	2	—	—
Redeemed	(464)	(725)	—	—

Change in Class C Shares	59	101	—	—

Class I
Issued	58,966	95,381	281	2
Reinvested	106	423	— (a)	—	(a)
Redeemed	(52,366)	(44,282)	(22)	—	(a)

Change in Class I Shares	6,706	51,522	259	2

Class L
Issued	27,731	33,441	—	—
Reinvested	77	255	—	—
Redeemed	(15,762)	(13,684)	—	—

Change in Class L Shares	12,046	20,012	—	—

Class R2
Issued	10	8	—	—
Reinvested	—	— (a)	—	—
Redeemed	(7)	(2)	—	—

Change in Class R2 Shares	3	6	—	—

Class R3
Issued	334	133	—	—
Reinvested	—	1	—	—
Redeemed	(124)	(46)	—	—

Change in Class R3 Shares	210	88	—	—

Class R4
Issued	54	70	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(42)	(32)	—	—

Change in Class R4 Shares	12	38	—	—

Class R5
Issued	416	754	—	—
Reinvested	2	11	—	—
Redeemed	(1,466)	(575)	—	—

Change in Class R5 Shares	(1,048)	190	—	—

Class R6
Issued	63,838	67,487	64,804	63,278
Reinvested	232	871	2,474	1,356
Redeemed	(51,699)	(43,707)	(42,567)	(31,422)

Change in Class R6 Shares	12,371	24,651	24,711	33,212

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,061	$3,883	$128,373	$169,254
Distributions reinvested	805	2,695	3,017	9,447
Cost of shares redeemed	(15,952)	(24,956)	(50,637)	(221,474)

Change in net assets resulting from Class A capital transactions	$(9,086)	$(18,378)	$80,753	$(42,773)

Class C
Proceeds from shares issued	$543	$157	$2,112	$1,292
Distributions reinvested	79	476	42	324
Cost of shares redeemed	(4,769)	(7,338)	(3,467)	(6,218)

Change in net assets resulting from Class C capital transactions	$(4,147)	$(6,705)	$(1,313)	$(4,602)

Class I
Proceeds from shares issued	$412,233	$5,175	$217,953	$268,211
Distributions reinvested	721	2,443	4,774	6,146
Cost of shares redeemed	(48,189)	(31,660)	(91,184)	(119,723)

Change in net assets resulting from Class I capital transactions	$364,765	$(24,042)	$131,543	$154,634

Class L
Proceeds from shares issued	$11,606	$11,572	$—	$—
Distributions reinvested	917	2,057	—	—
Cost of shares redeemed	(6,155)	(16,771)	—	—

Change in net assets resulting from Class L capital transactions	$6,368	$(3,142)	$—	$—

Class R2
Proceeds from shares issued	$—	$—	$5,946	$21,952
Distributions reinvested	—	—	289	59
Cost of shares redeemed	—	—	(9,508)	(1,444)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(3,273)	$20,567

Class R5
Proceeds from shares issued	$—	$—	$4,537	$5,313
Distributions reinvested	—	—	95	123
Cost of shares redeemed	—	—	(3,471)	(1,904)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$1,161	$3,532

Class R6
Proceeds from shares issued	$135,760	$7,681	$1,637,397	$357,449
Distributions reinvested	4,405	8,878	33,605	80,145
Cost of shares redeemed	(52,340)	(8,836)	(966,822)	(493,483)

Change in net assets resulting from Class R6 capital transactions	$87,825	$7,723	$704,180	$(55,889)

Total change in net assets resulting from capital transactions	$445,725	$(44,544)	$913,051	$75,469

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	204	171	6,338	10,373
Reinvested	31	110	155	541
Redeemed	(561)	(1,151)	(2,491)	(13,903)

Change in Class A Shares	(326)	(870)	4,002	(2,989)

Class C
Issued	21	8	108	87
Reinvested	3	22	2	20
Redeemed	(189)	(372)	(179)	(397)

Change in Class C Shares	(165)	(342)	(69)	(290)

Class I
Issued	13,177	220	10,466	16,370
Reinvested	27	97	242	346
Redeemed	(1,563)	(1,425)	(4,423)	(7,334)

Change in Class I Shares	11,641	(1,108)	6,285	9,382

Class L
Issued	384	539	—	—
Reinvested	34	81	—	—
Redeemed	(212)	(758)	—	—

Change in Class L Shares	206	(138)	—	—

Class R2
Issued	—	—	296	1,274
Reinvested	—	—	15	3
Redeemed	—	—	(468)	(88)

Change in Class R2 Shares	—	—	(157)	1,189

Class R5
Issued	—	—	219	306
Reinvested	—	—	5	7
Redeemed	—	—	(165)	(114)

Change in Class R5 Shares	—	—	59	199

Class R6
Issued	4,263	382	79,648	21,701
Reinvested	163	352	1,702	4,510
Redeemed	(1,668)	(394)	(46,388)	(29,522)

Change in Class R6 Shares	2,758	340	34,962	(3,311)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$195,801	$45,058	$3,079	$1,699
Distributions reinvested	1,132	45	29	5
Cost of shares redeemed	(32,379)	(28,905)	(1,473)	(397)

Change in net assets resulting from Class A capital transactions	$164,554	$16,198	$1,635	$1,307

Class C
Proceeds from shares issued	$8,415	$2,592	$184	$7
Distributions reinvested	42	—	1	1
Cost of shares redeemed	(3,542)	(5,887)	(7)	(1)

Change in net assets resulting from Class C capital transactions	$4,915	$(3,295)	$178	$7

Class I
Proceeds from shares issued	$534,780	$291,678	$57,032	$109,266
Distributions reinvested	4,249	415	2,032	1,362
Cost of shares redeemed	(182,797)	(100,152)	(67,180)	(24,658)

Change in net assets resulting from Class I capital transactions	$356,232	$191,941	$(8,116)	$85,970

Class R2
Proceeds from shares issued	$947	$851	$—	$—
Distributions reinvested	9	—	—	—
Cost of shares redeemed	(716)	(499)	—	—

Change in net assets resulting from Class R2 capital transactions	$240	$352	$—	$—

Class R5
Proceeds from shares issued	$424	$506	$—	$—	(a)
Distributions reinvested	32	9	— (a)	—	(a)
Cost of shares redeemed	(749)	(962)	—	—	(a)

Change in net assets resulting from Class R5 capital transactions	$(293)	$(447)	$— (a)	$—	(a)

Class R6
Proceeds from shares issued	$452,976	$289,243	$151	$—	(a)
Distributions reinvested	28,297	10,047	1	1
Cost of shares redeemed	(598,948)	(414,546)	(13)	—	(a)

Change in net assets resulting from Class R6 capital transactions	$(117,675)	$(115,256)	$139	$1

Total change in net assets resulting from capital transactions	$407,973	$89,493	$(6,164)	$87,285

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021		Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	7,283	2,122	192		117
Reinvested	45	2	2		—	(a)
Redeemed	(1,217)	(1,405)	(92)		(27)

Change in Class A Shares	6,111	719	102		90

Class C
Issued	316	121	11		—	(a)
Reinvested	2	—	—	(a)	—	(a)
Redeemed	(134)	(292)	—	(a)	—	(a)

Change in Class C Shares	184	(171)	11		—	(a)

Class I
Issued	19,663	13,175	3,560		7,402
Reinvested	165	18	135		86
Redeemed	(6,676)	(4,869)	(4,418)		(1,758)

Change in Class I Shares	13,152	8,324	(723)		5,730

Class R2
Issued	36	42	—		—
Reinvested	— (a)	—	—		—
Redeemed	(26)	(26)	—		—

Change in Class R2 Shares	10	16	—		—

Class R5
Issued	15	23	—		—
Reinvested	1	1	—	(a)	—	(a)
Redeemed	(27)	(44)	—		—

Change in Class R5 Shares	(11)	(20)	—	(a)	—	(a)

Class R6
Issued	16,687	13,486	9		—
Reinvested	1,099	444	—	(a)	1
Redeemed	(22,086)	(18,953)	(1)		—

Change in Class R6 Shares	(4,300)	(5,023)	8		1

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,989	$204,761	$39,262	$21,982
Distributions reinvested	389	5,420	4,095	7,043
Cost of shares redeemed	(22,274)	(359,092)	(34,717)	(43,855)

Change in net assets resulting from Class A capital transactions	$(19,896)	$(148,911)	$8,640	$(14,830)

Class C
Proceeds from shares issued	$—	$—	$165	$250
Distributions reinvested	—	—	104	270
Cost of shares redeemed	—	—	(2,175)	(3,916)

Change in net assets resulting from Class C capital transactions	$—	$—	$(1,906)	$(3,396)

Class I
Proceeds from shares issued	$105,581	$542,183	$12,348	$5,772
Distributions reinvested	10,212	6,822	829	1,679
Cost of shares redeemed	(342,012)	(236,810)	(11,848)	(15,094)

Change in net assets resulting from Class I capital transactions	$(226,219)	$312,195	$1,329	$(7,643)

Class L
Proceeds from shares issued	$—	$—	$2,881	$1,161
Distributions reinvested	—	—	179	569
Cost of shares redeemed	—	—	(3,956)	(20,800)

Change in net assets resulting from Class L capital transactions	$—	$—	$(896)	$(19,070)

Class R2
Proceeds from shares issued	$—	$—	$175	$151
Distributions reinvested	—	—	11	17
Cost of shares redeemed	—	—	(252)	(319)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(66)	$(151)

Class R5
Proceeds from shares issued	$—	$—	$21	$42
Distributions reinvested	—	—	3	4
Cost of shares redeemed	—	—	(64)	(36)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(40)	$10

Class R6
Proceeds from shares issued	$359,932	$899,967	$52,793	$45,862
Distributions reinvested	95,880	143,050	3,621	5,075
Cost of shares redeemed	(1,576,241)	(595,162)	(47,586)	(44,281)

Change in net assets resulting from Class R6 capital transactions	$(1,120,429)	$447,855	$8,828	$6,656

Total change in net assets resulting from capital transactions	$(1,366,544)	$611,139	$15,889	$(38,424)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	100	13,389	3,054	2,106
Reinvested	21	298	356	572
Redeemed	(1,211)	(22,291)	(2,757)	(4,229)

Change in Class A Shares	(1,090)	(8,604)	653	(1,551)

Class C
Issued	—	—	12	24
Reinvested	—	—	10	23
Redeemed	—	—	(181)	(379)

Change in Class C Shares	—	—	(159)	(332)

Class I
Issued	5,301	33,409	923	509
Reinvested	540	371	70	133
Redeemed	(17,195)	(14,565)	(921)	(1,512)

Change in Class I Shares	(11,354)	19,215	72	(870)

Class L
Issued	—	—	219	105
Reinvested	—	—	15	46
Redeemed	—	—	(301)	(2,000)

Change in Class L Shares	—	—	(67)	(1,849)

Class R2
Issued	—	—	14	15
Reinvested	—	—	1	1
Redeemed	—	—	(20)	(32)

Change in Class R2 Shares	—	—	(5)	(16)

Class R5
Issued	—	—	2	5
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(5)	(4)

Change in Class R5 Shares	—	—	(3)	1

Class R6
Issued	17,749	53,807	4,060	4,448
Reinvested	5,089	7,817	310	407
Redeemed	(80,049)	(35,464)	(3,744)	(4,069)

Change in Class R6 Shares	(57,211)	26,160	626	786

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2021	$36.44	$(0.14)	$4.24	$4.10	$—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09	5.80	5.89	(0.10)

Class C
Year Ended October 31, 2021	35.20	(0.34)	4.10	3.76	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	— (f)
Year Ended October 31, 2017	21.18	(0.04)	5.67	5.63	(0.01)

Class I
Year Ended October 31, 2021	37.34	(0.04)	4.34	4.30	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16	5.94	6.10	(0.14)

Class L
Year Ended October 31, 2021	37.64	0.01	4.37	4.38	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21	5.96	6.17	(0.17)

Class R2
Year Ended October 31, 2021	36.06	(0.26)	4.19	3.93	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)
July 31, 2017 (g) through October 31, 2017	26.40	(0.01)	1.18	1.17	—

Class R3
Year Ended October 31, 2021	36.25	(0.15)	4.20	4.05	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)
July 31, 2017 (g) through October 31, 2017	26.40	0.01	1.18	1.19	—

Class R4
Year Ended October 31, 2021	37.20	(0.05)	4.32	4.27	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)
July 31, 2017 (g) through October 31, 2017	27.05	0.02	1.21	1.23	—

Class R5
Year Ended October 31, 2021	37.56	0.01	4.36	4.37	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15	6.01	6.16	(0.18)

Class R6
Year Ended October 31, 2021	37.61	0.05	4.37	4.42	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21	5.98	6.19	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$40.54	11.25%	$702,288	1.24%	(0.33)%	1.30%	25%
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13
27.58	27.22	525,451	1.35	0.36	1.58	22

38.96	10.68	82,409	1.74	(0.83)	1.80	25
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13
26.80	26.58	48,497	1.85	(0.15)	2.09	22

41.60	11.51	4,753,438	0.99	(0.09)	1.05	25
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13
28.29	27.54	629,451	1.10	0.62	1.30	22

41.96	11.63	2,598,326	0.89	0.02	0.90	25
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13
28.49	27.72	430,860	0.95	0.84	1.14	22

39.99	10.90	585	1.54	(0.63)	1.78	25
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13
27.57	4.43	21	1.60	(0.17)	1.80	22

40.30	11.17	14,918	1.29	(0.36)	1.30	25
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
27.59	4.51	21	1.35	0.08	1.55	22

41.45	11.48	3,810	1.04	(0.12)	1.06	25
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
28.28	4.55	21	1.10	0.33	1.30	22

41.88	11.64	20,676	0.89	0.02	0.91	25
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13
28.47	27.72	217	0.95	0.58	3.36	22

41.95	11.75	5,659,334	0.79	0.11	0.80	25
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
28.46	27.87	2,813,349	0.85	0.85	1.01	22

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Year Ended October 31, 2021	$18.11	$0.51	$2.56	$3.07	$(0.31)	$—	$(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019 (f) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—

Class R6
Year Ended October 31, 2021	18.01	0.42	2.65	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$20.87	16.95%	$5,435	0.45%		2.36%		0.69%		53%
18.11	8.15	33	0.45		1.98		1.39		47
16.78	3.45	5	0.44	(g)	2.52	(g)	0.70	(g)	28

20.77	17.09	3,787,953	0.35		1.97		0.40		53
18.01	8.22	2,840,309	0.35		1.87		0.41		47
16.80	12.60	2,090,569	0.34	(g)	2.90	(g)	0.46	(g)	28

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Year Ended October 31, 2021	$21.64	$0.40	(f)	$9.14	$9.54	$(0.27)
Year Ended October 31, 2020	24.25	0.25		(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61		1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42		(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37		5.15	5.52	(0.42)

Class C
Year Ended October 31, 2021	19.10	0.22	(f)	8.08	8.30	(0.15)
Year Ended October 31, 2020	21.47	0.12		(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44		1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25		(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23		4.58	4.81	(0.33)

Class I
Year Ended October 31, 2021	22.10	0.47	(f)	9.33	9.80	(0.33)
Year Ended October 31, 2020	24.75	0.31		(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67		1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49		(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46		5.25	5.71	(0.48)

Class L
Year Ended October 31, 2021	22.38	0.54	(f)	9.44	9.98	(0.37)
Year Ended October 31, 2020	25.05	0.35		(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65		1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51		(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52		5.27	5.79	(0.55)

Class R6
Year Ended October 31, 2021	22.29	0.55	(f)	9.41	9.96	(0.39)
Year Ended October 31, 2020	24.96	0.37		(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75		1.19	1.94	(0.68)
October 1, 2018 (g) through October 31, 2018	26.32	0.01		(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)

Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income (loss) per share would have been $0.38, $0.20, $0.45, $0.52 and $0.53 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.29%, 0.78%, 1.44%, 1.70% and 1.75% for Class A, Class C, Class I, Class L and Class R6, respectively.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$30.91	44.30%	$88,315	1.24%	1.37	%(f)	1.26%	92%
21.64	(8.21)	68,882	1.24	1.09		1.28	159
24.25	8.14	98,294	1.24	2.67		1.31	83
23.01	(13.72)	124,681	1.24	1.58		1.29	149
27.04	25.65	165,020	1.36	1.52		1.36	189

27.25	43.56	11,313	1.74	0.86	(f)	1.77	92
19.10	(8.68)	11,082	1.74	0.59		1.77	159
21.47	7.64	19,798	1.74	2.15		1.80	83
20.39	(14.18)	31,125	1.74	1.08		1.79	149
24.00	25.02	46,615	1.85	1.07		1.86	189

31.57	44.61	443,053	0.98	1.52	(f)	0.99	92
22.10	(7.98)	52,841	0.99	1.33		1.01	159
24.75	8.44	86,582	0.99	2.86		1.05	83
23.48	(13.53)	139,858	0.99	1.84		1.04	149
27.60	26.06	187,678	1.06	1.85		1.07	189

31.99	44.88	86,054	0.84	1.78	(f)	0.85	92
22.38	(7.86)	55,597	0.85	1.49		0.86	159
25.05	8.49	65,686	0.89	2.77		0.90	83
23.70	(13.41)	389,665	0.88	1.88		0.89	149
27.85	26.22	578,183	0.90	2.07		0.91	189

31.86	45.01	445,783	0.74	1.83	(f)	0.75	92
22.29	(7.79)	250,426	0.75	1.61		0.76	159
24.96	8.65	271,885	0.79	3.17		0.79	83
23.70	(9.95)	18	0.82	0.67		0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2021	$16.47	$0.30	(d)	$5.04	$5.34	$(0.18)	$—	$(0.18)
Year Ended October 31, 2020	17.27	0.19		(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33		1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33		(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22		3.39	3.61	(0.04)	—	(0.04)

Class C
Year Ended October 31, 2021	15.53	0.18	(d)	4.77	4.95	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09		(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23		1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25		(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12		3.22	3.34	(0.01)	—	(0.01)

Class I
Year Ended October 31, 2021	16.76	0.36	(d)	5.13	5.49	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21		(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36		1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41		(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26		3.44	3.70	(0.06)	—	(0.06)

Class R2
Year Ended October 31, 2021	16.31	0.23	(d)	4.99	5.22	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13		(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28		1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29		(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17		3.38	3.55	(0.02)	—	(0.02)

Class R5
Year Ended October 31, 2021	16.85	0.39	(d)	5.15	5.54	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24		(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38		1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41		(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21		3.52	3.73	(0.07)	—	(0.07)

Class R6
Year Ended October 31, 2021	16.81	0.42	(d)	5.13	5.55	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26		(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40		1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43		(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29		3.46	3.75	(0.08)	—	(0.08)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)

Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$21.63	32.56%	$433,033	0.95%	1.47	%(d)	1.11%	35%
16.47	(1.88)	263,791	0.95	1.17		1.12	28
17.27	14.93	328,312	0.95	2.03		1.22	25
15.56	(11.42)	240,394	0.95	1.88		1.32	33
17.81	25.43	302,130	1.23	1.39		1.35	17

20.41	31.94	10,899	1.45	0.91	(d)	1.62	35
15.53	(2.38)	9,358	1.45	0.61		1.62	28
16.29	14.39	14,549	1.45	1.51		1.74	25
14.68	(11.89)	18,899	1.45	1.48		1.83	33
16.83	24.79	24,281	1.74	0.83		1.88	17

22.02	32.94	584,191	0.70	1.71	(d)	0.86	35
16.76	(1.64)	339,416	0.70	1.26		0.86	28
17.56	15.20	190,885	0.70	2.22		0.96	25
15.82	(11.20)	179,831	0.70	2.30		1.06	33
18.09	25.69	139,715	0.99	1.59		1.10	17

21.31	32.18	24,598	1.25	1.13	(d)	1.47	35
16.31	(2.21)	21,379	1.25	0.79		1.37	28
17.14	14.58	2,099	1.25	1.75		1.57	25
15.44	(11.68)	1,833	1.25	1.64		1.60	33
17.70	25.12	2,096	1.49	1.07		1.71	17

22.14	33.04	10,463	0.60	1.85	(d)	0.71	35
16.85	(1.52)	6,970	0.60	1.41		0.72	28
17.60	15.38	3,778	0.60	2.31		0.83	25
15.85	(11.16)	19,516	0.60	2.31		0.91	33
18.13	25.88	21,891	0.84	1.36		0.93	17

22.10	33.20	3,782,533	0.50	1.98	(d)	0.60	35
16.81	(1.46)	2,290,008	0.50	1.56		0.61	28
17.61	15.50	2,457,383	0.50	2.46		0.72	25
15.86	(11.04)	3,808,621	0.50	2.42		0.81	33
18.13	26.04	3,516,978	0.74	1.84		0.81	17

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Year Ended October 31, 2021	$22.07	$0.35	(d)	$5.32	$5.67	$(0.19)
Year Ended October 31, 2020	21.15	0.18		0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26		3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36		(3.13)	(2.77)	(0.13)
Year Ended October 31, 2017	17.24	0.16		4.09	4.25	(0.35)

Class C
Year Ended October 31, 2021	21.68	0.20	(d)	5.24	5.44	(0.06)
Year Ended October 31, 2020	20.86	0.07		0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16		2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26		(3.09)	(2.83)	(0.09)
Year Ended October 31, 2017	17.04	0.05		4.06	4.11	(0.25)

Class I
Year Ended October 31, 2021	22.39	0.42	(d)	5.39	5.81	(0.25)
Year Ended October 31, 2020	21.43	0.23		0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31		3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44		(3.19)	(2.75)	(0.17)
Year Ended October 31, 2017	17.45	0.23		4.13	4.36	(0.40)

Class R2
Year Ended October 31, 2021	21.85	0.27	(d)	5.26	5.53	(0.13)
Year Ended October 31, 2020	20.99	0.13		0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21		2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35		(3.17)	(2.82)	(0.15)
Year Ended October 31, 2017	17.21	0.06		4.14	4.20	(0.30)

Class R5
Year Ended October 31, 2021	22.38	0.44	(d)	5.40	5.84	(0.26)
Year Ended October 31, 2020	21.42	0.25		0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34		3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53		(3.25)	(2.72)	(0.18)
Year Ended October 31, 2017	17.44	0.20		4.17	4.37	(0.42)

Class R6
Year Ended October 31, 2021	22.40	0.46	(d)	5.40	5.86	(0.28)
Year Ended October 31, 2020	21.44	0.28		0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27		3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44		(3.16)	(2.72)	(0.18)
Year Ended October 31, 2017	17.45	0.26		4.12	4.38	(0.43)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)

Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$27.55	25.74%	$337,503	1.00%	1.31	%(d)	1.21%	32%
22.07	4.39	135,527	1.00	0.86		1.22	38
21.15	18.41	114,629	1.00	1.33		1.32	34
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38

27.06	25.11	24,272	1.50	0.77	(d)	1.72	32
21.68	3.93	15,463	1.50	0.32		1.73	38
20.86	17.73	18,447	1.50	0.83		1.84	34
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38

27.95	26.04	832,039	0.75	1.54	(d)	0.96	32
22.39	4.71	372,068	0.75	1.05		0.96	38
21.43	18.62	177,764	0.75	1.57		1.08	34
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38

27.25	25.35	2,078	1.30	1.00	(d)	1.48	32
21.85	4.10	1,441	1.30	0.61		1.51	38
20.99	18.01	1,049	1.30	1.05		1.74	34
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38

27.96	26.19	3,172	0.65	1.61	(d)	0.87	32
22.38	4.79	2,772	0.65	1.16		0.88	38
21.42	18.76	3,082	0.65	1.71		1.04	34
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38

27.98	26.28	2,721,224	0.55	1.68	(d)	0.71	32
22.40	4.89	2,274,399	0.55	1.31		0.71	38
21.44	18.95	2,284,670	0.55	1.32		0.77	34
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Year Ended October 31, 2021	$14.12	$0.30	$2.58	$2.88	$(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.19	0.39	0.58	—

Class C
Year Ended October 31, 2021	14.06	0.22	2.57	2.79	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (f) through October 31, 2019	15.00	0.16	0.37	0.53	—

Class I
Year Ended October 31, 2021	14.18	0.32	2.61	2.93	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.32	0.29	0.61	—

Class R5
Year Ended October 31, 2021	14.20	0.35	2.61	2.96	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (f) through October 31, 2019	15.00	0.34	0.28	0.62	—

Class R6
Year Ended October 31, 2021	14.22	0.39	2.59	2.98	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (f) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$16.73	20.60%	$3,561	0.85%		1.85%		1.05%		50%
14.12	(8.02)	1,573	0.85		1.84		1.30		85
15.58	3.87	330	0.85	(g)	1.95	(g)	1.31	(g)	9

16.68	19.97	320	1.35		1.35		1.55		50
14.06	(8.47)	115	1.35		1.34		1.81		85
15.53	3.53	119	1.35	(g)	1.73	(g)	1.92	(g)	9

16.83	20.90	148,703	0.60		2.02		0.79		50
14.18	(7.78)	135,542	0.60		2.12		1.03		85
15.61	4.07	59,751	0.60	(g)	3.38	(g)	1.19	(g)	9

16.86	21.10	23	0.45		2.19		0.71		50
14.20	(7.68)	19	0.45		2.08		1.04		85
15.62	4.13	21	0.45	(g)	3.59	(g)	1.03	(g)	9

16.88	21.19	169	0.35		2.42		0.58		50
14.22	(7.53)	19	0.35		2.33		0.94		85
15.63	4.20	21	0.35	(g)	3.69	(g)	0.93	(g)	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2021	$15.84	$0.43	(f)	$5.16	$5.59	$(0.17)	$—	$(0.17)
Year Ended October 31, 2020	17.93	0.36		(1.96)	(1.60)	(0.49)	—	(0.49)
Year Ended October 31, 2019	16.79	0.51		1.15	1.66	(0.52)	—	(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)

Class I
Year Ended October 31, 2021	16.05	0.47	(f)	5.23	5.70	(0.36)	—	(0.36)
Year Ended October 31, 2020	18.17	0.36		(1.94)	(1.58)	(0.54)	—	(0.54)
Year Ended October 31, 2019	17.01	0.56		1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)

Class R6
Year Ended October 31, 2021	16.00	0.49	(f)	5.21	5.70	(0.37)	—	(0.37)
Year Ended October 31, 2020	18.11	0.39		(1.94)	(1.55)	(0.56)	—	(0.56)
Year Ended October 31, 2019	16.97	0.57		1.16	1.73	(0.59)	—	(0.59)
November 1, 2017 (g) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)

Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income (loss) per share for each share class would have remained the same and the net investment income (loss) ratios would have been 2.13%, 2.33%, and 2.44% for Class A, Class I and Class R6, respectively.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$21.26	35.44%	$46,779	0.60%	2.15	%(f)	0.88%	20%
15.84	(9.26)	52,118	0.60	2.21		0.83	52
17.93	10.39	213,256	0.60	3.00		0.83	22
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33

21.39	35.78	386,797	0.35	2.35	(f)	0.56	20
16.05	(9.05)	472,455	0.34	2.15		0.56	52
18.17	10.65	185,680	0.35	3.28		0.56	22
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33

21.33	35.93	4,562,266	0.25	2.46	(f)	0.31	20
16.00	(8.96)	4,337,776	0.24	2.35		0.30	52
18.11	10.78	4,435,538	0.25	3.37		0.31	22
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Year Ended October 31, 2021	$9.46	$0.43	(d)	$3.89	$4.32	$(0.32)
Year Ended October 31, 2020	12.22	0.28		(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44		(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36		(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22		2.50	2.72	(0.69)

Class C
Year Ended October 31, 2021	9.14	0.33	(d)	3.79	4.12	(0.24)
Year Ended October 31, 2020	11.81	0.21		(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36		(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28		(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)

Class I
Year Ended October 31, 2021	9.72	0.47	(d)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.54	0.31		(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48		(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41		(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)

Class L
Year Ended October 31, 2021	9.66	0.47	(d)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.47	0.30		(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46		(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41		(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)

Class R2
Year Ended October 31, 2021	9.29	0.39	(d)	3.82	4.21	(0.28)
Year Ended October 31, 2020	11.96	0.24		(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40		(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31		(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)

Class R5
Year Ended October 31, 2021	9.60	0.41	(d)	4.02	4.43	(0.36)
Year Ended October 31, 2020	12.40	0.33		(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49		(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42		(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)

Class R6
Year Ended October 31, 2021	9.62	0.49	(d)	3.97	4.46	(0.37)
Year Ended October 31, 2020	12.43	0.34		(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51		(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43		(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)

Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Without these proceeds, the net investment income (loss) per share would have been $0.38, $0.28, $0.42, $0.41, $0.34, $0.35 and $0.44 for Class A, Class C, Class I, Class L, Class R2, Class R5, and Class R6, respectively, and the net investment income (loss) ratios would have been 3.00%, 2.26%, 3.19%, 3.23%, 2.72%, 2.80% and 3.44% for Class A, Class C, Class I, Class L, Class R2, Class R5, and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$13.46	46.20%	$187,774	1.00%	3.39	%(d)	1.24%	33%
9.46	(19.51)	125,744	1.00	2.66		1.26	59
12.22	2.30	181,458	1.00	3.69		1.28	61
12.44	(10.88)	242,231	1.00	2.59		1.27	90
14.26	23.30	316,510	1.35	1.71		1.35	31

13.02	45.54	3,923	1.50	2.70	(d)	1.77	33
9.14	(19.94)	4,202	1.50	2.07		1.78	59
11.81	1.82	9,358	1.50	3.15		1.80	61
12.02	(11.37)	14,055	1.50	2.06		1.78	90
13.78	22.67	20,997	1.85	1.21		1.87	31

13.84	46.51	39,188	0.75	3.58	(d)	0.99	33
9.72	(19.31)	26,805	0.75	2.88		1.02	59
12.54	2.56	45,503	0.75	3.91		1.03	61
12.76	(10.62)	66,291	0.75	2.84		1.02	90
14.62	23.66	144,875	1.04	2.07		1.04	31

13.78	46.77	7,042	0.66	3.66	(d)	0.84	33
9.66	(19.25)	5,585	0.65	2.72		0.85	59
12.47	2.69	30,256	0.65	3.81		0.87	61
12.70	(10.57)	73,651	0.65	2.84		0.87	90
14.55	23.88	201,672	0.87	2.03		0.88	31

13.22	45.84	514	1.30	3.14	(d)	1.59	33
9.29	(19.74)	412	1.30	2.27		1.61	59
11.96	2.00	722	1.30	3.47		1.69	61
12.20	(11.19)	1,025	1.30	2.27		1.59	90
14.01	23.02	1,369	1.58	1.52		1.73	31

13.67	46.74	67	0.65	3.24	(d)	0.85	33
9.60	(19.26)	77	0.65	3.13		0.86	59
12.40	2.64	88	0.65	4.08		0.87	61
12.65	(10.58)	70	0.65	2.97		0.91	90
14.51	23.81	62	0.93	1.69		4.00	31

13.71	46.99	158,191	0.55	3.83	(d)	0.73	33
9.62	(19.22)	105,039	0.55	3.18		0.76	59
12.43	2.83	125,887	0.55	4.22		0.77	61
12.67	(10.49)	124,246	0.55	3.06		0.77	90
14.53	23.99	108,302	0.80	2.28		0.82	31

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM II	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan International Focus Fund (“International Focus Fund”), JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.

Class L Shares of Europe Dynamic Fund and International Value Fund are publicly offered on a limited basis. Class A Shares of International Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Europe Dynamic Fund and International Value Fund and Class A Shares of International Research Enhanced Equity Fund unless they meet certain requirements as described in the Funds’ prospectuses.

Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$378,577	$—	$—	$378,577
Brazil	338,624	—	—	338,624
China	457,477	4,755,340	—	5,212,817
Hong Kong	—	711,639	—	711,639
India	269,806	2,046,078	—	2,315,884
Indonesia	—	399,632	—	399,632
Macau	—	60,144	—	60,144
Mexico	182,730	—	—	182,730
Panama	65,024	—	—	65,024
Poland	117,404	—	—	117,404
Portugal	97,192	—	—	97,192
Russia	188,748	—	—	188,748
South Africa	132,741	—	—	132,741
South Korea	—	1,086,746	—	1,086,746
Taiwan	1,477,761	186,662	—	1,664,423
Turkey	57,773	—	—	57,773
United Kingdom	—	179,764	—	179,764
United States	594,223	74,443	—	668,666

Total Common Stocks	4,358,080	9,500,448	—	13,858,528

Short-Term Investments
Investment Companies	24,800	—	—	24,800
Investment of Cash Collateral from Securities Loaned	247,926	—	—	247,926

Total Short-Term Investments	272,726	—	—	272,726

Total Investments in Securities	$4,630,806	$9,500,448	$—	$14,131,254

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$5,341	$—	$—	$5,341
Brazil	145,393	—	—	145,393
Chile	11,788	—	—	11,788
China	142,606	1,163,537	—	1,306,143
Colombia	7,536	—	—	7,536
Greece	—	15,205	—	15,205
Hong Kong	—	9,276	—	9,276
Hungary	3,407	12,949	—	16,356
India	55,790	373,541	—	429,331
Indonesia	—	60,646	—	60,646
Malaysia	26,308	10,776	—	37,084
Mexico	109,622	—	—	109,622
Peru	11,190	—	—	11,190
Philippines	14,916	—	—	14,916
Poland	14,858	11,367	—	26,225
Qatar	11,870	—	—	11,870

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Emerging Markets Research Enhanced Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Russia	$62,318	$110,292	$—	$172,610
Saudi Arabia	75,675	23,602	—	99,277
Singapore	—	3,275	—	3,275
South Africa	67,193	57,390	—	124,583
South Korea	—	478,981	—	478,981
Taiwan	43,615	490,629	—	534,244
Thailand	62,552	6,585	—	69,137
Turkey	17,877	—	—	17,877
United Arab Emirates	—	5,099	—	5,099
United States	—	2,359	—	2,359

Total Common Stocks	889,855	2,835,509	—	3,725,364

Short-Term Investments
Investment Companies	3,718	—	—	3,718
Investment of Cash Collateral from Securities Loaned	25,352	—	—	25,352

Total Short-Term Investments	29,070	—	—	29,070

Total Investments in Securities	$918,925	$2,835,509	$—	$3,754,434

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$10,312	$—	$10,312
Austria	—	20,881	—	20,881
Belgium	5,183	8,070	—	13,253
Denmark	—	57,156	—	57,156
Finland	—	47,444	—	47,444
France	—	139,829	—	139,829
Germany	—	155,767	—	155,767
Ireland	5,441	17,101	—	22,542
Italy	—	12,503	—	12,503
Luxembourg	—	10,870	—	10,870
Netherlands	—	79,257	—	79,257
Norway	—	7,627	—	7,627
Spain	13,935	10,263	—	24,198
Sweden	—	9,833	—	9,833
Switzerland	—	171,416	—	171,416
United Kingdom	16,530	185,145	—	201,675
United States	—	30,005	—	30,005

Total Common Stocks	41,089	973,479	—	1,014,568

Short-Term Investments
Investment Companies	46,060	—	—	46,060
Investment of Cash Collateral from Securities Loaned	7,173	—	—	7,173

Total Short-Term Investments	53,233	—	—	53,233

Total Investments in Securities	$94,322	$973,479	$—	$1,067,801

Appreciation in Other Financial Instruments
Futures Contracts	$1,351	$—	$—	$1,351

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$115,935	$—	$115,935
Austria	—	46,344	—	46,344
Belgium	—	70,975	—	70,975
China	—	33,773	—	33,773
Denmark	—	261,150	—	261,150
Finland	—	42,380	—	42,380
France	—	755,374	—	755,374
Germany	—	360,997	—	360,997
Hong Kong	—	148,610	—	148,610
India	40,502	—	—	40,502
Japan	—	850,440	—	850,440
Netherlands	—	272,597	—	272,597
Singapore	—	77,988	—	77,988
South Africa	—	53,968	—	53,968
South Korea	—	103,801	—	103,801
Spain	56,575	83,683	—	140,258
Sweden	—	234,591	—	234,591
Switzerland	—	343,615	—	343,615
Taiwan	96,382	—	—	96,382
United Kingdom	—	535,165	—	535,165
United States	—	158,853	—	158,853

Total Common Stocks	193,459	4,550,239	—	4,743,698

Short-Term Investments
Investment Companies	123,785	—	—	123,785
Investment of Cash Collateral from Securities Loaned	124,466	—	—	124,466

Total Short-Term Investments	248,251	—	—	248,251

Total Investments in Securities	$441,710	$4,550,239	$—	$4,991,949

International Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$86,419	$—	$86,419
Belgium	—	94,747	—	94,747
Canada	197,460	—	—	197,460
China	—	228,987	—	228,987
Denmark	—	167,565	—	167,565
Finland	—	54,877	—	54,877
France	—	350,893	—	350,893
Germany	—	214,153	—	214,153
Hong Kong	—	204,101	—	204,101
India	122,321	—	—	122,321
Indonesia	—	78,189	—	78,189
Japan	—	271,010	—	271,010
Netherlands	—	141,389	—	141,389
Russia	57,160	—	—	57,160
Singapore	—	61,705	—	61,705

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

International Focus Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Africa	$—	$82,613	$—	$82,613
South Korea	—	199,509	—	199,509
Spain	67,172	—	—	67,172
Sweden	—	136,650	—	136,650
Switzerland	—	275,218	—	275,218
Taiwan	197,874	—	—	197,874
United Kingdom	—	402,051	—	402,051
United States	—	174,403	—	174,403

Total Common Stocks	641,987	3,224,479	—	3,866,466

Short-Term Investments
Investment Companies	47,837	—	—	47,837
Investment of Cash Collateral from Securities Loaned	36,469	—	—	36,469

Total Short-Term Investments	84,306	—	—	84,306

Total Investments in Securities	$726,293	$3,224,479	$—	$3,950,772

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$8,534	$—	$8,534
Austria	—	391	—	391
Belgium	—	915	—	915
China	—	904	—	904
Denmark	—	4,888	—	4,888
Finland	—	528	—	528
France	—	16,425	—	16,425
Germany	—	14,980	—	14,980
Hong Kong	—	3,626	—	3,626
Ireland	—	1,446	—	1,446
Italy	—	1,180	—	1,180
Japan	—	35,280	—	35,280
Luxembourg	—	204	—	204
Netherlands	—	10,308	—	10,308
Singapore	—	1,463	—	1,463
Spain	1,559	2,833	—	4,392
Sweden	—	4,080	—	4,080
Switzerland	—	15,943	—	15,943
United Kingdom	1,004	16,797	—	17,801
United States	—	3,603	—	3,603

Total Common Stocks	2,563	144,328	—	146,891

Options Purchased
Put Options Purchased	$971	$—	$—	$971
Short-Term Investments
Investment Companies	3,536	—	—	3,536

Total Investments in Securities	$7,070	$144,328	$—	$151,398

Appreciation in Other Financial Instruments
Futures Contracts	$26	$—	$—	$26

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

International Hedged Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(16)	$—	$—	$(16)
Options Written
Call Options Written	(557)	—	—	(557)
Put Options Written	(128)	—	—	(128)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(675)	$—	$—	$(675)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$287,311	$—		$287,311
Austria	—	11,928	—		11,928
Belgium	—	29,526	—		29,526
China	—	29,947	—		29,947
Denmark	—	161,050	—		161,050
Finland	—	17,743	—		17,743
France	—	546,015	—		546,015
Germany	—	493,869	—		493,869
Hong Kong	—	115,006	—		115,006
Ireland	—	48,734	—		48,734
Italy	—	41,091	—		41,091
Japan	—	1,160,371	—		1,160,371
Luxembourg	—	7,652	—		7,652
Malta	—	—	—	(a)	—	(a)
Netherlands	—	341,283	—		341,283
Singapore	—	49,224	—		49,224
Spain	49,623	92,823	—		142,446
Sweden	—	138,971	—		138,971
Switzerland	—	524,126	—		524,126
United Kingdom	33,981	555,509	—		589,490
United States	—	117,716	—		117,716

Total Common Stocks	83,604	4,769,895	—	(a)	4,853,499

Short-Term Investments
Investment Companies	93,239	—	—		93,239
Investment of Cash Collateral from Securities Loaned	92,470	—	—		92,470

Total Short-Term Investments	185,709	—	—		185,709

Total Investments in Securities	$269,313	$4,769,895	$—	(a)	$5,039,208

Appreciation in Other Financial Instruments
Futures Contracts	$498	$—	$—		$498
Depreciation in Other Financial Instruments
Futures Contracts	(342)	—	—		(342)

Total Net Appreciation/Depreciation in Other Financial Instruments	$156	$—	$—		$156

(a)	Amount rounds to less than one thousand.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$26,894	$—	$26,894
Austria	—	6,756	—	6,756
Belgium	—	3,927	—	3,927
China	—	3,278	—	3,278
Denmark	3,959	2,658	—	6,617
Egypt	908	—	—	908
Finland	—	5,963	—	5,963
France	2,630	38,260	—	40,890
Germany	803	37,772	—	38,575
Hong Kong	855	4,979	—	5,834
Italy	—	14,799	—	14,799
Japan	—	84,952	—	84,952
Luxembourg	—	1,723	—	1,723
Malta	—	808	—	808
Netherlands	—	12,772	—	12,772
Norway	1,957	9,860	—	11,817
Portugal	—	505	—	505
Russia	—	961	—	961
Singapore	—	4,238	—	4,238
South Africa	—	2,897	—	2,897
Spain	501	12,254	—	12,755
Sweden	1,983	11,670	—	13,653
Switzerland	—	25,059	—	25,059
Ukraine	—	672	—	672
United Kingdom	8,476	58,225	—	66,701
United States	—	1,682	—	1,682

Total Common Stocks	22,072	373,564	—	395,636

Short-Term Investments
Investment Companies	2,400	—	—	2,400
Investment of Cash Collateral from Securities Loaned	4,144	—	—	4,144

Total Short-Term Investments	6,544	—	—	6,544

Total Investments in Securities	$28,616	$373,564	$—	$402,180

Appreciation in Other Financial Instruments
Futures Contracts	$65	$—	$—	$65
Depreciation in Other Financial Instruments
Futures Contracts	(15)	—	—	(15)

Total Net Appreciation/Depreciation in Other Financial Instruments	$50	$—	$—	$50

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of October 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$235,340	$(235,340)	$—
Emerging Markets Research Enhanced Equity Fund	24,147	(24,147)	—
Europe Dynamic Fund	6,806	(6,806)	—
International Equity Fund	119,061	(119,061)**	—
International Focus Fund	35,662	(35,662)**	—
International Research Enhanced Equity Fund	86,810	(86,810)	—
International Value Fund	3,137	(3,137)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to October 31, 2021, additional collateral was received.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended October 31, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Emerging Markets Equity Fund	$14
Emerging Markets Research Enhanced Equity Fund	3
Europe Dynamic Fund	2
International Equity Fund	6
International Focus Fund	3
International Research Enhanced Equity Fund	6
International Value Fund	1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

International Hedged Equity Fund did not lend out any securities during the year ended October 31, 2021.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Emerging Markets Equity Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$313,818	$3,564,493	$3,853,485	$(43)	$17	$24,800	24,788	$106		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	117,544	1,354,500	1,250,000	(17)*	13	222,040	222,040	115	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	12,077	1,176,188	1,162,379	—	—	25,886	25,886	6	*	—

Total	$443,439	$6,095,181	$6,265,864	$(60)	$30	$272,726		$227		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Emerging Markets Research Enhanced Equity Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$12,125	$1,618,353	$1,626,753	$(7)	$—	$3,718	3,716	$33		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	15,995	244,000	237,500	(3)*	1	22,493	22,493	29	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,093	164,915	164,149	—	—	2,859	2,859	1	*	—

Total	$30,213	$2,027,268	$2,028,402	$(10)	$1	$29,070		$63		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Europe Dynamic Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$2,182	$684,714	$640,834	$(2)	$—	(c)	$46,060	46,037	$11		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	—	79,000	78,998	(2)*	—		—	—	5	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,662	109,450	104,939	—	—		7,173	7,173	1	*	—

Total	$4,844	$873,164	$824,771	$(4)	$—	(c)	$53,233		$17		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$40,182	$2,208,553	$2,124,953	$1		$2		$123,785	123,724	$54		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	17,997	945,000	851,982	(15	)*	—	(c)	111,000	111,000	66	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,359	554,882	543,775	—		—		13,466	13,466	3	*	—

Total	$60,538	$3,708,435	$3,520,710	$(14)		$2		$248,251		$123		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

International Focus Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$41,452	$1,162,822	$1,156,429	$(12)	$4		$47,837	47,813	$47		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	70,236	607,000	644,233	(3)*	—	(c)	33,000	33,000	22	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,292	286,582	291,405	—	—		3,469	3,469	1	*	—

Total	$119,980	$2,056,404	$2,092,067	$(15)	$4		$84,306		$70		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$6,584	$49,101	$52,149	$—	(c)	$—	$3,536	3,536	$1	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

International Research Enhanced Equity Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$160,896	$1,372,493	$1,440,121	$51		$(80)	$93,239	93,193	$78		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	77,355	857,000	851,999	(11	)*	2	82,347	82,347	52	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	10,220	498,331	498,428	—		—	10,123	10,123	2	*	—

Total	$248,471	$2,727,824	$2,790,548	$40		$(78)	$185,709		$132		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Value Fund

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$5,627	$67,401	$70,628	$—	(c)	$—	(c)	$2,400	2,399	$4		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	1,000	71,200	69,000	(1	)*	—	(c)	3,199	3,199	4	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	956	85,238	85,249	—		—		945	945	—	*(c)	—

Total	$7,583	$223,839	$224,877	$(1)		$—	(c)	$6,544		$8		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Derivatives — The Funds, except for Emerging Markets Equity Fund, used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes F(1) — F(3) below describe the various derivatives used by the Funds.

(1). Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Equity Fund, International Hedged Equity Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts—International Focus Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

G. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Europe Dynamic Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$1,351	$26	$498	$65
Purchased Options at Market Value	—	971	—	—
Unrealized Depreciation on Futures Contracts*	—	(16)	(342)	(15)
Written Options at Market Value	—	(685)	—	—

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Europe Dynamic Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	$1,351	$10	$156	$50
Purchased Options at Market Value	—	971	—	—
Written Options at Market Value	—	(685)	—	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivatives on the Statements of Operations for the year ended October 31, 2021, by primary underlying risk exposure:

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(34)	$2,401	$(5,247)	$—	$1,360	$35,884	$781
Purchased Options	—	—	—	—	(9,695)	—	—
Written Options	—	—	—	—	(885)	—	—
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	—	—	—	(2,665)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	—	1,351	—	—	135	(734)	290
Purchased Options	—	—	—	—	(4,046)	—	—
Written Options	—	—	—	—	(8)	—	—

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts and forward foreign currency exchange contracts activity during the year ended October 31, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund		International Equity Fund		International Focus Fund		International Hedged Equity Fund		International Research Enhanced Equity Fund	International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$13,347	$18,076	(a)	$43,032	(b)	$—		$5,067		$127,393	$6,443
Average Notional Balance Short	—	—		—		—		1,084	(c)	—	—
Ending Notional Balance Long	—	46,804		—		—		4,604		89,778	2,576
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—	—		—		273,254	(c)	—		—	—

(a)	For the period January 1, 2021 through October 31, 2021.
(b)	For the period January 1, 2021 through January 31, 2021.
(c)	For the period December 1, 2020 through December 31, 2020.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	585
Average Number of Contracts Written	1,170
Ending Number of Contracts Purchased	647
Ending Number of Contracts Written	1,294

The Funds’ derivatives contracts held at October 31, 2021 are not accounted for as hedging instruments under GAAP.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2021 are as follows:

	Class A		Class C		Class I		Class L	Class R2		Class R3	Class R4		Class R5		Class R6		Total
Emerging Markets Equity Fund
Transfer agency fees	$41		$7		$107		$26	$1		$1	$—	(a)	$7		$183		$373
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a		n/a		1		n/a	n/a		n/a	n/a		n/a		23		24
Europe Dynamic Fund
Transfer agency fees	15		3		15		1	n/a		n/a	n/a		n/a		2		36
International Equity Fund
Transfer agency fees	25		3		26		n/a	30		n/a	n/a		1		30		115
International Focus Fund
Transfer agency fees	19		4		31		n/a	—	(a)	n/a	n/a		2		21		77
International Hedged Equity Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a	n/a		n/a	n/a		—	(a)	—	(a)	—	(a)
International Research Enhanced Equity Fund
Transfer agency fees	33		n/a		28		n/a	n/a		n/a	n/a		n/a		26		87
International Value Fund
Transfer agency fees	13		1		3		1	1		n/a	n/a		—	(a)	—	(a)	19

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court rulings in certain European countries, the tax authorities of each of these countries, recently paid European Dynamic Fund (Finland & Sweden), International Equity Fund (Sweden), International Focus Fund (Finland), International Research Enhanced Equity Fund (Finland & Sweden) and International Value Fund (Finland, Spain & Sweden) tax reclaims for prior tax withholding. These tax reclaim payments are included in Foreign withholding tax reclaims on the Statements of Operations. Interest income, if any, related to these tax reclaim payments is included in Interest income from non-affiliates on the Statements of Operations.

In the event that tax reclaims received by the Funds during the fiscal year ending October 31, 2021 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. These IRS fees are estimated through the year ended October 31, 2021 and are included in IRS Compliance Fees for foreign withholding tax reclaims on the Statements of Operations, if applicable.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Markets Equity Fund	$—	$4,467	$(4,467)
Emerging Markets Research Enhanced Equity Fund	—	5,530	(5,530)
Europe Dynamic Fund	—	2,952	(2,952)
International Equity Fund	—	2,356	(2,356)
International Focus Fund	—	550	(550)
International Hedged Equity Fund	—	278	(278)
International Research Enhanced Equity Fund	—	19,970	(19,970)
International Value Fund	—	110	(110)

The reclassifications for the Funds relate primarily to investments in passive foreign investment companies (“PFICs”), foreign currency gains or losses and foreign taxes.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Value Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2021, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that the following funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$70	$—
Europe Dynamic Fund	3	—
International Equity Fund	83	—
International Focus Fund	115	—	(a)
International Hedged Equity Fund	1	—
International Research Enhanced Equity Fund	1	—
International Value Fund	41	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	n/a	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	n/a	0.25
International Value Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55

The expense limitation agreements were in effect for the year ended October 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the year ended October 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Emerging Markets Equity Fund	$504	$336	$3,035		$3,875	$135
Emerging Markets Research Enhanced Equity Fund	1,034	689	6		1,729	1
Europe Dynamic Fund	—	—	42		42	—
International Equity Fund	2,627	1,748	512		4,887	17
International Focus Fund	3,370	2,246	504		6,120	—
International Hedged Equity Fund	156	86	—	(a)	242	—	(a)
International Research Enhanced Equity Fund	1,648	1,100	834		3,582	—
International Value Fund	417	246	124		787	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2021 were as follows:

Emerging Markets Equity Fund	$240
Emerging Markets Research Enhanced Equity Fund	53
Europe Dynamic Fund	19
International Equity Fund	91
International Focus Fund	87
International Hedged Equity Fund	4
International Research Enhanced Equity Fund	163
International Value Fund	8

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2021, Europe Dynamic Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$5,088,305	$3,565,885
Emerging Markets Research Enhanced Equity Fund	2,294,615	1,844,180
Europe Dynamic Fund	1,070,254	670,096
International Equity Fund	2,345,997	1,454,865
International Focus Fund	1,512,465	1,092,034
International Hedged Equity Fund	61,363	73,425
International Research Enhanced Equity Fund	994,639	2,306,615
International Value Fund	142,693	115,712

During the year ended October 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$9,661,959	$5,274,220	$804,925	$4,469,295
Emerging Markets Research Enhanced Equity Fund	3,249,965	675,385	170,916	504,469
Europe Dynamic Fund	955,014	128,758	14,620	114,138
International Equity Fund	3,664,949	1,349,536	22,536	1,327,000
International Focus Fund	2,992,796	998,329	40,353	957,976
International Hedged Equity Fund	123,193	31,014	3,484	27,530
International Research Enhanced Equity Fund	3,897,639	1,232,218	90,493	1,141,725
International Value Fund	349,652	63,256	10,678	52,578

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs, investments in futures contracts and wash sale loss deferrals.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

The tax character of distributions paid during the year ended October 31, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$19,143	$—	$19,143
Emerging Markets Research Enhanced Equity Fund	50,837	—	50,837
Europe Dynamic Fund	7,016	—	7,016
International Equity Fund	41,991	—	41,991
International Focus Fund	34,026	—	34,026
International Hedged Equity Fund	2,207	—	2,207
International Research Enhanced Equity Fund	106,498	—	106,498
International Value Fund	9,259	—	9,259

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$56,440	$—	$56,440
Emerging Markets Research Enhanced Equity Fund	20,964	3,082	24,046
Europe Dynamic Fund	16,829	—	16,829
International Equity Fund	96,391	—	96,391
International Focus Fund	10,533	—	10,533
International Hedged Equity Fund	1,369	—	1,369
International Research Enhanced Equity Fund	155,361	—	155,361
International Value Fund	16,049	—	16,049

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$72,039	$414,863	$4,389,782
Emerging Markets Research Enhanced Equity Fund	85,073	94,991	491,412
Europe Dynamic Fund	23,033	(60,459)	114,189
International Equity Fund	100,575	220,976	1,327,084
International Focus Fund	67,951	(113,809)	958,046
International Hedged Equity Fund	3,926	(17,816)	27,523
International Research Enhanced Equity Fund	189,237	(285,015)	1,141,732
International Value Fund	16,996	(80,905)	52,631
The cumulative timing differences primarily consist of investments in PFICs, investments in futures contracts and wash sale loss deferrals.

At October 31, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Europe Dynamic Fund	$60,459		$—
International Focus Fund	113,809		—
International Hedged Equity Fund	4,593	*	13,223	*
International Research Enhanced Equity Fund	—		285,015
International Value Fund	48,944		31,961

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$—	$151,019
Emerging Markets Research Enhanced Equity Fund	64,286	18,842
Europe Dynamic Fund	58,188	—
International Equity Fund	56,023	54,962
International Focus Fund	51,636	21,707
International Research Enhanced Equity Fund	33,296	211,502
International Value Fund	4,721	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at October 31, 2021. Average borrowings from the Facility during the year ended October 31, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$29,712	0.80%	11	$7
Emerging Markets Research Enhanced Equity Fund	34,333	0.82	43	34
Europe Dynamic Fund	2,818	0.83	4	—	(a)
International Equity Fund	33,338	0.81	3	2
International Hedged Equity Fund	7,071	0.82	6	1
International Research Enhanced Equity Fund	74,319	0.81	6	10

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

The Funds had no borrowings outstanding from the Credit Facility at October 31, 2021. Average borrowings from the Credit Facility during the year ended October 31, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
International Hedged Equity Fund	$11,050	1.39%	4	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	43.0%
Emerging Markets Research Enhanced Equity Fund	2	21.8	—	—
Europe Dynamic Fund	1	11.2	1	23.2
International Equity Fund	1	13.0	—	—
International Focus Fund	4	48.5	—	—
International Hedged Equity Fund	1	36.1	3	47.2
International Research Enhanced Equity Fund	—	—	1	14.2
International Value Fund	—	—	1	79.7

As of October 31, 2021, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	—	56.3%	26.4%
Europe Dynamic Fund	32.5%	—	—
International Equity Fund	—	49.5	—
International Focus Fund	—	55.6	—
International Research Enhanced Equity Fund	23.6	49.1	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

As of October 31, 2021, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
China	37.5%	35.0%	—%	—%	—%	—%	—%	—%
France	—	—	13.2	15.5	—	10.8	11.0	10.3
Germany	—	—	14.7	—	—	—	—	—
India	16.7	11.5	—	—	—	—	—	—
Japan	—	—	—	17.5	—	23.3	23.5	21.3
South Korea	—	12.8	—	—	—	—	—	—
Switzerland	—	—	16.2	—	—	10.5	10.6	—
Taiwan	12.0	14.3	—	—	—	—	—	—
United Kingdom	—	—	19.0	11.0	10.3	11.8	11.9	16.8

As of October 31, 2021, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Research Enhanced Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund, JPMorgan International Hedged Equity Fund, JPMorgan International Research Enhanced Equity Fund and JPMorgan International Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund and JPMorgan International Value Fund (five of the funds constituting JPMorgan Trust I), JPMorgan International Research Enhanced Equity Fund (one of the funds constituting JPMorgan Trust II) and JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan International Hedged Equity Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 22, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	124	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	124	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	124	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952); Trustee of the Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	124	None

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	124	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	124	None

Marilyn McCoy (1948); Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	124	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	124	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo* (1946); Trustee of the Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	124	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eight registered investment companies (124 funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2021, and continued to hold your shares at the end of the reporting period, October 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$951.20	$6.10	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	948.60	8.55	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	952.40	4.87	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	952.80	4.38	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	949.70	7.57	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R3
Actual	1,000.00	950.70	6.34	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R4
Actual	1,000.00	952.00	5.12	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class R5
Actual	1,000.00	952.90	4.38	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	953.40	3.89	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$947.30	$2.21	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	947.50	1.72	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	1,035.90	6.36	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,033.40	8.92	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,037.10	5.03	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class L
Actual	1,000.00	1,038.00	4.26	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class R6
Actual	1,000.00	1,038.50	3.75	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan International Equity Fund
Class A
Actual	1,000.00	1,049.50	4.91	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,047.20	7.48	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	1,051.10	3.62	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	1,048.20	6.45	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R5
Actual	1,000.00	1,051.80	3.10	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R6
Actual	1,000.00	1,052.40	2.59	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

JPMorgan International Focus Fund
Class A
Actual	1,000.00	1,015.50	5.08	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	1,013.10	7.61	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I
Actual	1,000.00	1,016.70	3.81	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	1,013.80	6.60	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R5
Actual	1,000.00	1,017.50	3.31	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (continued)
Class R6
Actual	$1,000.00	$1,017.80	$2.80	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55

JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	1,052.90	4.40	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,050.40	6.98	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,053.90	3.11	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,055.10	2.33	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,055.70	1.81	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan International Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,052.50	3.10	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class I
Actual	1,000.00	1,053.70	1.81	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R6
Actual	1,000.00	1,054.40	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

JPMorgan International Value Fund
Class A
Actual	1,000.00	1,034.60	7.54	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class C
Actual	1,000.00	1,032.50	9.84	1.92
Hypothetical	1,000.00	1,015.53	9.75	1.92
Class I
Actual	1,000.00	1,035.90	6.21	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class L
Actual	1,000.00	1,036.90	5.39	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class R2
Actual	1,000.00	1,033.60	8.82	1.72
Hypothetical	1,000.00	1,016.53	8.74	1.72
Class R5
Actual	1,000.00	1,036.40	5.70	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class R6
Actual	1,000.00	1,037.80	5.24	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021 at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessment as compared to the Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels,

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe

(the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s performance for Class I shares was in the third quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2020. The Trustees noted that performance for Class R6 shares was in the fourth quintile based upon the Peer Group, and in the third quintile based upon the Universe, for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the fourth quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that performance for Class I shares was in the fourth quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that performance for Class R6 shares was in the fourth quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the International Equity Fund’s performance for Class A and Class I shares was in the second, second and first quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and first quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the International Focus Fund’s performance for both Class A and Class I shares was in the second, first and first quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the second, second and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted the International Hedged Equity Fund’s performance for both Class A and Class R6 shares was in the fifth quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the fifth quintile based upon the Universe, for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the International Research Enhanced Equity Fund’s performance for Class A shares was in the fourth, third and fourth quintiles based upon the Peer Group, for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fifth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that performance for Class I shares was in the fifth, fourth and fourth quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2020, and in the fifth and fourth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Value Fund’s performance for Class A, Class I and Class R6 shares was in the fifth quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintile based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both the Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Europe Dynamic Fund’s net advisory fee and actual total expenses for the Class A and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon the Universe, and that the actual total expenses for Class I shares were in the third quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for each of the Class A, Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Focus Fund’s net advisory fee for both Class A and Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Hedged Equity Fund’s net advisory fee for Class A shares was in the first quintile based upon the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for each of the Class A, Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Value Fund’s net advisory fee and total actual expenses for each of the Class A, Class I, and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2021:

Qualified Dividend Income
JPMorgan Emerging Markets Equity Fund	$36,946
JPMorgan Emerging Markets Research Enhanced Equity Fund	47,965
JPMorgan Europe Dynamic Fund	8,096
JPMorgan International Equity Fund	47,993
JPMorgan International Focus Fund	39,396
JPMorgan International Hedged Equity Fund	2,510
JPMorgan International Research Enhanced Equity Fund	115,119
JPMorgan International Value Fund	9,259

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2021, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:

	Total Foreign Source Income	Foreign Tax Credit
JPMorgan Emerging Markets Equity Fund	$144,642	$17,802
JPMorgan Emerging Markets Research Enhanced Equity Fund	93,217	9,778
JPMorgan Europe Dynamic Fund	20,728	1,070
JPMorgan International Equity Fund	113,182	5,999
JPMorgan International Focus Fund	86,572	5,370
JPMorgan International Hedged Equity Fund	3,683	304
JPMorgan International Research Enhanced Equity Fund	149,108	8,613

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Trust I (“JPM I”)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including Emerging Market Equity Fund, Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Equity Fund, International Focus Fund, and International Value Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina A. Shenker
In Favor	219,183,139
Withheld	2,776,497

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

JPMorgan Trust II (“JPM II”)

JPM II held a special meeting of shareholders on October 27, 2021, for the purpose considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM II, including International Research Enhanced Equity Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	288,983,507
Withheld	6,732,052

Steven P. Fisher
In Favor	289,598,586
Withheld	6,116,973

Gary L. French
In Favor	289,542,085
Withheld	6,173,474

Kathleen Gallagher
In Favor	289,773,673
Withheld	5,941,887

Robert J. Grassi
In Favor	289,609,331
Withheld	6,106,229

Frankie D. Hughes
In Favor	289,641,174
Withheld	6,074,386

Raymond Kanner
In Favor	289,603,025
Withheld	6,112,535

Thomas P. Lemke
In Favor	289,581,867
Withheld	6,133,692

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	289,544,612
Withheld	6,170,947

Mary E. Martinez
In Favor	289,745,394
Withheld	5,970,165

Marilyn McCoy
In Favor	289,336,040
Withheld	6,379,520

Robert A. Oden, Jr.
In Favor	288,968,016
Withheld	6,747,543

Marian U. Pardo
In Favor	289,619,985
Withheld	6,095,575

Emily A. Youssouf
In Favor	289,555,396
Withheld	6,160,163

Interested Nominee
Robert F. Deutsch	289,562,178
In Favor	6,153,382
Withheld

Nina A. Shenker
In Favor	289,698,757
Withheld	6,016,803

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2021

JPMorgan Trust IV (“JPMIV”)

JPM IV held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM IV, including International Research Enhanced Equity Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	2,308,022
Withheld	4,313

Steven P. Fisher
In Favor	2,309,583
Withheld	2,752

Gary L. French
In Favor	2,309,620
Withheld	2,715

Kathleen Gallagher
In Favor	2,309,789
Withheld	2,546

Robert J. Grassi
In Favor	2,309,623
Withheld	2,712

Frankie D. Hughes
In Favor	2,309,543
Withheld	2,791

Raymond Kanner
In Favor	2,309,644
Withheld	2,691

Thomas P. Lemke
In Favor	2,309,600
Withheld	2,735

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	2,309,585
Withheld	2,750

Mary E. Martinez
In Favor	2,309,800
Withheld	2,534

Marilyn McCoy
In Favor	2,309,821
Withheld	2,514

Robert A. Oden, Jr.
In Favor	2,308,857
Withheld	3,478

Marian U. Pardo
In Favor	2,309,743
Withheld	2,591

Emily A. Youssouf
In Favor	2,309,749
Withheld	2,586

Interested Nominee
Robert F. Deutsch
In Favor	2,309,524
Withheld	2,811

Nina A. Shenker
In Favor	2,309,718
Withheld	2,616

OCTOBER 31, 2021	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. October 2021.	AN-INTEQ-1021

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2021

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 6, 2021 (Unaudited)

Dear Shareholders,

Equity markets largely rewarded investors with strong returns amid a global economic rebound in 2021 that withstood the emergence and spread of Covid variants, strained supply chains and accelerating inflation. Despite uneven progress against the pandemic, continued monetary and fiscal support helped bolster corporate profits and consumer spending throughout the twelve months ended October 21, 2021.

“Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals.” — Andrea L. Lisher

While leading central banks maintain accommodative policies throughout the period, select emerging market nations – particularly Brazil — raised interest rates and the U.S. Federal Reserve (the “Fed”) laid out a potential timetable for winding down its asset purchasing program and raising interest rates for the first time since the start of the pandemic. While the Fed initially insisted that price inflation fueled by the reopening of the global economy would likely be temporary, by the end of the period Fed officials conceded that inflation was stronger and more persistent than expected.

By the end of the period – and in subsequent weeks – financial market volatility increased amid investor uncertainty about the ongoing pandemic and concerns about the potential for the Fed to move more quickly to raise interest rates in the face of accelerating inflation. However, economic data point toward a continued rebound in the global economy into 2022.

Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

Globally, equity markets outperformed fixed income markets by a wide margin amid a global economic rebound from the initial economic shock of the pandemic. While the development and distribution of multiple vaccines unleashed a sharp increase in economic activity in the first half of the period, uneven success against the pandemic, supply chain constraints and inflationary pressure weighed on growth in the latter part of the period. Overall, U.S. equity outperformed both developed market and emerging market equities.

For the twelve months ended October 31, 2021, the S&P 500 returned 42.91%; the MSCI EAFE Index returned 34.18% and the MSCI Emerging Markets Index returned 16.96%. Within fixed income, the Bloomberg U.S. Aggregate Index returned -0.48%, the Bloomberg U.S. High Yield Index returned 10.53% and the Bloomberg Emerging Markets Index returned 3.01% for the period.

At the start of the period, global equity prices began to rebound amid development of the first vaccines against COVID-19 and its leading variants. The rally in equity prices was largely led by investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on equity markets in June.

In the following months global economic growth was increasingly hindered by uneven progress against the pandemic, supply chain bottlenecks and rising prices for both commodities and finished goods. Energy prices rose sharply amid a rebound in demand, which helped petroleum exporting nations but weighed on the economies of net importers. Extended inflationary pressures led to modest divergence in central bank policies at the end of the period. Leading central banks maintained their ultra-low interest rate policies, while monetary authorities in select nations, including Brazil, Norway and New Zealand, raised rates to head off rising prices.

Global equity prices largely continued their upward trajectory in the final months of the period, with the exception of a modest retreat in September 2021. While developed markets equity and emerging markets equity generally provided positive returns, equity markets slumped in select nations facing political unrest and/or rapidly rising inflationary pressures. Notably, equity prices in China were weighed down by real estate company China Evergrande’s struggles to meet debt payments as investors worried about the potential impact on financial markets. Additionally, shares of large information technology companies in China were hurt by investor uncertainty over increased domestic regulatory scrutiny.

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	41.22%
S&P 500 Index	42.91%

Net Assets as of 10/31/2021 (In Thousands)	$1,439,313

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2021.

The Fund’s security selection in the financial services sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s overweight position and security selection in the big banks & brokers sector and its underweight position in the consumer stable sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Amazon.com Inc., Union Pacific Corp. and Stanley Black & Decker Inc. Shares of Amazon.com, a provider of online retail shopping and related services, fell late in the period after reporting lower-than-expected earnings and revenue and issued a weaker-than-expected forecast for the fourth quarter of 2021. Shares of Union Pacific, a freight railroad operator, fell late in the period amid investor concerns about supply chain disruptions. Shares of Stanley Black & Decker, a power tools and accessories manufacturer, fell after the company warned that inflation and supply chain disruptions would increase operating costs in 2022.

Leading individual contributors to relative performance included the Fund’s overweight positions in Alphabet Inc., Eli Lilly & Co. and ASML Holding NV. Shares of Alphabet, the parent company of Google, Inc., rose amid general investor demand for shares of large technology companies. Shares of Eli Lilly, a pharmaceuticals company, rose after the company reported better-than-expected revenue — largely due to COVID-19 drug sales — for the third quarter of 2021. Shares of ASML Holding, a maker of semiconductor manufacturing equipment, rose amid increased capital spending in the semiconductor industry.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what the portfolio managers believed to be the companies’ underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	10.5%
2.	Amazon.com, Inc.	5.9
3.	Alphabet, Inc., Class C	5.2
4.	Alphabet, Inc., Class A	5.0
5.	Apple, Inc.	4.8
6.	UnitedHealth Group, Inc.	3.4
7.	Morgan Stanley	2.8
8.	Meta Platforms, Inc., Class A	2.8
9.	Texas Instruments, Inc.	2.5
10.	Norfolk Southern Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	29.9%
Communication Services	15.5
Consumer Discretionary	13.4
Health Care	12.9
Industrials	12.1
Financials	9.3
Consumer Staples	2.5
Utilities	1.9
Materials	1.5
Short-Term Investments	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge*		33.30%	29.37%	21.41%	18.47%	16.54%	14.36%	15.82%	14.57%	12.97%
Without Sales Charge		40.69	36.55	25.89	19.75	17.81	15.45	16.44	15.19	13.54
CLASS C SHARES	March 22, 2011
With CDSC**		38.96	34.81	24.88	19.16	17.30	14.99	15.99	14.81	13.16
Without CDSC		39.96	35.81	25.47	19.16	17.30	14.99	15.99	14.81	13.16
CLASS I SHARES	January 30, 1997	41.22	36.96	26.25	20.25	18.20	15.84	16.94	15.59	13.94
CLASS R6 SHARES	October 1, 2018	41.39	37.10	26.37	20.33	18.26	15.90	16.98	15.62	13.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund and the S&P 500 Index from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.04%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index)	1.78%
Tax Aware Real Return Composite Benchmark**	12.34%

Net Assets as of 10/31/2021 (In Thousands)	$565,834

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive absolute return and outperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and underperformed the Tax Aware Real Return Composite Benchmark for the twelve months ended October 31, 2021.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, was a leading contributor to absolute performance as the U.S. economic rebound, bolstered by stimulus spending and ongoing vaccination efforts, led to rising prices generally and sharp increases in energy prices during the period. The Bloomberg Inflation Swap 5-Year Zero Coupon Index returned 10.40% for the period.

Relative to the Benchmark, the Fund’s underweight allocations to the housing and industrial development revenue/pollution control revenue sectors were leading detractors from relative performance, while the Fund’s underweight allocations to state general obligation bonds and pre-refunded bonds and its overweight allocation to single-A rated bonds were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

During the period, the Fund’s portfolio managers increased the aggregate amount of hedged positions to 94% of the portfolio from 89% at the start of the period.

INVESTMENT APPROACH

The Fund uses inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Municipal Bonds	89.7%
Short-Term Investments	10.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly known as Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index) and the Bloomberg Inflation Swap 5 Year Zero Coupon Index (formerly known as Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge*		6.59%	6.59%	4.50%	2.18%	2.13%	2.11%	1.71%	1.68%	1.79%
Without Sales Charge		10.68	10.68	6.95	2.95	2.91	2.72	2.10	2.08	2.11
CLASS C SHARES	August 31, 2005
With CDSC**		9.17	9.17	5.83	2.43	2.41	2.22	1.63	1.61	1.65
Without CDSC		10.17	10.17	6.43	2.43	2.41	2.22	1.63	1.61	1.65
CLASS I SHARES	August 31, 2005	11.04	11.04	7.26	3.22	3.17	2.97	2.37	2.35	2.37
CLASS R6 SHARES	August 16, 2013	11.04	11.04	7.30	3.31	3.29	3.10	2.45	2.44	2.47

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable.

The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Inflation Swap 5 Year Zero Coupon Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 0.8%

Raytheon Technologies Corp.	133	11,836

Banks — 4.2%

Bank of America Corp.	653	31,217

First Republic Bank	38	8,315

Wells Fargo & Co.	406	20,781

		60,313

Beverages — 1.3%

PepsiCo, Inc.	115	18,600

Biotechnology — 2.6%

AbbVie, Inc.	230	26,386

Biogen, Inc. *	19	5,040

Regeneron Pharmaceuticals, Inc. *	10	6,079

		37,505

Building Products — 0.8%

Trane Technologies plc	64	11,634

Capital Markets — 3.6%

Charles Schwab Corp. (The)	138	11,328

Morgan Stanley	394	40,462

		51,790

Chemicals — 1.5%

Linde plc (United Kingdom)	67	21,311

Commercial Services & Supplies — 1.1%

Waste Connections, Inc.	122	16,539

Consumer Finance — 1.4%

American Express Co.	118	20,454

Electric Utilities — 1.9%

NextEra Energy, Inc.	323	27,602

Food Products — 1.2%

Mondelez International, Inc., Class A	281	17,059

Health Care Equipment & Supplies — 4.1%

Boston Scientific Corp. *	460	19,852

Danaher Corp.	76	23,695

Zimmer Biomet Holdings, Inc.	111	15,923

		59,470

Health Care Providers & Services — 3.3%

UnitedHealth Group, Inc.	105	48,191

Hotels, Restaurants & Leisure — 3.0%

Booking Holdings, Inc. *	6	14,404

Hilton Worldwide Holdings, Inc. *	83	11,905

Yum! Brands, Inc.	137	17,093

		43,402

INVESTMENTS	SHARES (000)	VALUE ($000)

Industrial Conglomerates — 1.3%

Honeywell International, Inc.	85	18,527

Interactive Media & Services — 13.0%

Alphabet, Inc., Class A *	24	71,391

Alphabet, Inc., Class C *	25	75,192

Meta Platforms, Inc., Class A *	122	39,592

		186,175

Internet & Direct Marketing Retail — 5.9%

Amazon.com, Inc. *	25	84,412

IT Services — 5.5%

Fiserv, Inc. *	89	8,726

FleetCor Technologies, Inc. *	1	139

Mastercard, Inc., Class A	99	33,364

PayPal Holdings, Inc. *	123	28,688

WEX, Inc. *	56	8,368

		79,285

Machinery — 2.3%

Deere & Co.	29	10,081

Ingersoll Rand, Inc. *	321	17,268

Stanley Black & Decker, Inc.	34	6,093

		33,442

Media — 2.6%

Charter Communications, Inc., Class A *	26	17,705

Comcast Corp., Class A	370	19,033

		36,738

Pharmaceuticals — 2.8%

Bristol-Myers Squibb Co.	148	8,661

Eli Lilly & Co.	123	31,426

		40,087

Road & Rail — 5.6%

Norfolk Southern Corp.	118	34,624

Old Dominion Freight Line, Inc.	39	13,313

Union Pacific Corp.	138	33,362

		81,299

Semiconductors & Semiconductor Equipment — 9.1%

Advanced Micro Devices, Inc. *	63	7,562

Analog Devices, Inc.	77	13,289

ASML Holding NV (Registered), NYRS (Netherlands)	23	18,574

NVIDIA Corp.	93	23,828

NXP Semiconductors NV (China)	159	31,977

Texas Instruments, Inc.	187	35,116

		130,346

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 10.6%

Microsoft Corp.	455	150,793

Specialty Retail — 3.8%

AutoZone, Inc. *	10	17,440

Lowe’s Cos., Inc.	124	29,064

TJX Cos., Inc. (The)	130	8,488

		54,992

Technology Hardware, Storage & Peripherals — 4.7%

Apple, Inc.	454	68,076

Textiles, Apparel & Luxury Goods — 0.7%

NIKE, Inc., Class B	58	9,753

Total Common Stocks (Cost $481,342)		1,419,631

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.0%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $14,898)	14,890	14,898

Total Investments — 99.7% (Cost $496,240)		1,434,529
Other Assets Less Liabilities — 0.3%		4,784

NET ASSETS — 100.0%		1,439,313

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 87.1% (a)

Alabama — 0.9%

Alabama Public School and College Authority Series 2016-A, Rev., 4.00%, 6/1/2031	35	40

Black Belt Energy Gas District, Gas Supply Series 2021A, Rev., LIQ: Royal Bank of Canada, 4.00%, 12/1/2031 (b)	3,000	3,647

Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2051 (b)	1,055	1,263

Total Alabama		4,950

Alaska — 1.2%

Borough of Matanuska-Susitna, Goose Creek Correctional Center Project

Series 2016, Rev., 5.00%, 9/1/2024	15	17

Rev., 5.25%, 9/1/2029	3,490	3,996

City and Borough of Juneau

GO, 4.00%, 6/1/2029	800	959

GO, 4.00%, 6/1/2030	380	462

GO, 4.00%, 6/1/2031	250	308

GO, 4.00%, 6/1/2032	855	1,046

Total Alaska		6,788

Arizona — 2.2%

Arizona Industrial Development Authority, Dolar Academy of Northern Nevada Project Series 2021A, Rev., 4.00%, 7/15/2036 (c)	275	301

Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, Rev., 4.00%, 7/1/2041	135	149

City of Phoenix Civic Improvement Corp., Junior Lien Series 2021A, Rev., 5.00%, 7/1/2035	2,000	2,648

City of San Luis Series A, Rev., AGM, 5.00%, 7/1/2025	50	58

County of Pima Rev., 3.00%, 7/1/2023	5	5

Maricopa County Industrial Development Authority, Honorhealth

Rev., 5.00%, 1/1/2028	5,345	6,632

Series 2021A, Rev., 5.00%, 9/1/2036	750	971

Series 2021A, Rev., 4.00%, 9/1/2037	695	825

Pima County Regional Transportation Authority Series 2014, Rev., 5.00%, 6/1/2025	20	21

Pima County Unified School District No. 16 Catalina Foothills, School Improvement Projects Series 2018-B, GO, 5.00%, 7/1/2028	10	12

Pinal County Electric District No. 3

Rev., 5.00%, 7/1/2029	200	253

Rev., 5.00%, 7/1/2031	400	522

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

Salt River Project Agricultural Improvement and Power District, Electric System Series A, Rev., 5.00%, 1/1/2028	185	231

Town of Queen Creek, Excise Tax

Series 2016, Rev., 4.00%, 8/1/2026	25	29

Rev., 5.00%, 8/1/2029	10	12

Total Arizona		12,669

Arkansas — 0.1%

City of Cabot, Sales and Use Tax

Series 2021B, Rev., 5.00%, 12/1/2026 (d)	300	361

Series 2021B, Rev., 5.00%, 12/1/2027 (d)	375	460

City of Springdale Public Facilities Board Hospital, Arkansas Children’s Northwest Project Series 2016, Rev., 5.00%, 3/1/2030	10	12

Total Arkansas		833

California — 13.7%

Briggs Elementary School District, Election of 2014 Series B, GO, 4.00%, 8/1/2030	5	6

California Community Choice Financing Authority, Green Bond Series 2021B-1, Rev., 4.00%, 8/1/2031 (b)	3,445	4,138

California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	1,000	1,153

California Infrastructure and Economic Development Bank, Bay Area Toll Bridges, First Lien Series 2003A, Rev., AGM, 5.00%, 7/1/2022 (e)	340	351

California Municipal Finance Authority, Lutheran University

Rev., 5.00%, 10/1/2029	225	277

Rev., 5.00%, 10/1/2030	225	276

Rev., 5.00%, 10/1/2031	225	275

California Public Finance Authority, Enso Village Project

Series 2021B-3, Rev., 2.13%, 11/15/2027 (c)	150	151

Series 2021B-2, Rev., 2.38%, 11/15/2028 (c)	260	263

Series 2021B-1, Rev., 3.13%, 5/15/2029 (c)	100	101

Series 2021A, Rev., 5.00%, 11/15/2036 (c)	100	116

Series 2021A, Rev., 5.00%, 11/15/2046 (c)	100	113

City of Culver City, Wastewater Facilities Series A, Rev., 4.00%, 9/1/2035	25	30

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

City of Los Angeles, Department of Water and Power, Power System

Series A, Rev., 5.00%, 1/1/2023 (e)	15	16

Series B, Rev., 5.00%, 7/1/2029	3,580	4,335

Series B, Rev., 5.00%, 7/1/2031	2,100	2,304

Series A, Rev., 5.00%, 7/1/2032	2,550	3,080

Series B, Rev., 5.00%, 7/1/2032	1,925	2,112

Series D, Rev., 5.00%, 7/1/2032	3,300	3,693

Series 2017A, Rev., 5.00%, 7/1/2033	5,000	6,036

Series 2019-C, Rev., 5.00%, 7/1/2034	5	6

Series A, Rev., 5.00%, 7/1/2034	710	857

City of Santa Rosa, Wastewater, Capital Appreciation Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	4,750	4,711

CSCDA Community Improvement Authority, Essential Housing, Jefferson-Anaheim Series 2021A-1, Rev., 2.88%, 8/1/2041 (c)	200	193

CSCDA Community Improvement Authority, Essential Housing, Orange Portfolio Series 2021A-1, Rev., 2.80%, 3/1/2047 (c)	1,510	1,412

CSCDA Community Improvement Authority, Essential Housing, Senior Lien Series 2021A-1, Rev., 2.45%, 2/1/2047 (c)	1,425	1,266

Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2025 (e)	4,950	5,758

Lompoc Valley Medical Center GO, 5.00%, 8/1/2024	15	17

Long Beach Bond Finance Authority, Natural Gas Series 2007A, Rev., 5.25%, 11/15/2021	5,000	5,008

Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 12/1/2028 (e)	145	159

Los Angeles Unified School District, Headquarters Building Projects Series B, COP, 5.00%, 10/1/2031	80	83

Sacramento Municipal Utility District Financing Authority, Cosumnes Project Rev., 5.00%, 7/1/2028	1,290	1,498

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2025	395	460

Series A, Rev., 5.00%, 7/1/2026	225	261

San Francisco City and County Airport Commission, San Francisco International Airport Series 2019A, Rev., AMT, 5.00%, 5/1/2034	25	31

San Joaquin County Transportation Authority, Measure K Sales Tax Rev., 5.00%, 3/1/2030	2,000	2,409

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

South Placer Wastewater Authority Rev., 5.00%, 11/1/2024	10	11

State of California GO, 5.00%, 9/1/2027	12,000	14,843

State of California, Various Purpose

GO, 5.00%, 8/1/2030	5,370	6,117

GO, 5.00%, 12/1/2035	3,250	4,240

Turlock Irrigation District, First Priority Rev., 5.00%, 1/1/2022	10	10

Westminster School District Series 2016, GO, 5.00%, 8/1/2030	5	6

Total California		78,182

Colorado — 1.2%

City of Aurora COP, 5.00%, 12/1/2031	15	19

City of Greeley COP, 4.00%, 12/1/2034	10	12

Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project

Rev., 4.00%, 5/1/2024	25	27

Rev., 4.00%, 5/1/2026	30	33

Rev., 4.00%, 5/1/2028	35	39

Rev., 4.00%, 5/1/2030	35	39

Rev., 4.00%, 5/1/2036	85	95

Colorado Higher Education, Lease Purchase Financing Program COP, 5.00%, 9/1/2031	500	667

Denver Health and Hospital Authority

Series 2019-A, Rev., 4.00%, 12/1/2038	1,250	1,432

Series 2019-A, Rev., 4.00%, 12/1/2039	1,000	1,143

El Paso County School District No. 49 Falcon

COP, 5.00%, 12/15/2026	75	90

COP, 5.00%, 12/15/2027	110	135

COP, 5.00%, 12/15/2028	170	214

Rampart Range Metropolitan District No. 5, Limited Tax Rev., 4.00%, 12/1/2036	500	513

Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	500	481

Windler Public Improvement Authority

Series 2021 A-1, Rev., 4.00%, 12/1/2036	885	877

Series 2021 A-1, Rev., 4.00%, 12/1/2041	750	723

Total Colorado		6,539

Connecticut — 0.4%

Town of South Windsor Series 2021B, GO, 4.00%, 12/15/2027	1,760	2,088

Town of Southington Series 2020C, GO, 5.00%, 6/1/2028	5	6

Town of Stafford GO, 3.00%, 8/1/2026	10	10

Total Connecticut		2,104

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — 0.8%

District of Columbia

Series 2017A, GO, 5.00%, 6/1/2029	290	354

Series 2017A, GO, 5.00%, 6/1/2030	400	487

Series 2017A, GO, 5.00%, 6/1/2031	600	729

Series 2017A, GO, 5.00%, 6/1/2032	665	806

District of Columbia, Gallaudet University Project

Series 2021A, Rev., 4.00%, 4/1/2033	160	191

Series 2021A, Rev., 4.00%, 4/1/2034	165	196

Series 2021A, Rev., 4.00%, 4/1/2035	200	237

Series 2021A, Rev., 4.00%, 4/1/2036	200	236

District of Columbia, Income Tax Secured Series 2020C, Rev., 5.00%, 5/1/2037	1,000	1,281

Total District of Columbia		4,517

Florida — 5.3%

Broward County, Water and Sewer Utility Series 2015B, Rev., 5.00%, 10/1/2030	5,000	5,844

Florida Atlantic University Finance Corp., Student Housing Project Series 2019B, Rev., 5.00%, 7/1/2029	250	318

Florida Department of Management Services Series 2018A, COP, 5.00%, 11/1/2026	145	175

Florida Development Finance Corp., Mayflower Retirement Community

Series 2021B-2, Rev., 1.75%, 6/1/2026 (c)	100	99

Series 2021B-1, Rev., 2.38%, 6/1/2027 (c)	100	98

Series 2021A, Rev., 4.00%, 6/1/2029 (c)	1,375	1,562

Series 2021A, Rev., 4.00%, 6/1/2030 (c)	1,435	1,630

Series 2021A, Rev., 4.00%, 6/1/2031 (c)	1,395	1,576

Series 2021A, Rev., 4.00%, 6/1/2036 (c)	2,105	2,348

Florida Gulf Coast University Financing Corp., Housing Project

Series 2017A, Rev., 5.00%, 8/1/2032	500	598

Series 2020A, Rev., 4.00%, 2/1/2037	200	233

Florida Higher Educational Facilities Financial Authority, Rollins College Project Rev., 4.00%, 12/1/2037	1,590	1,853

Florida Municipal Power Agency, St. Lucie Project Series 2021A, Rev., 5.00%, 10/1/2031	1,000	1,323

JEA Electric System

Series D, Rev., 5.00%, 4/1/2023 (e)	110	117

Series 2017B, Rev., 5.00%, 10/1/2033	4,000	4,860

St. Johns County Industrial Development Authority, Vicar’s Landing Project Series 2021A, Rev., 4.00%, 12/15/2029	225	252

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

State of Florida, Transportation Right-of-Way Acquisition and Bridge Construction Series 2021B, GO, 5.00%, 7/1/2031	5,000	6,668

Wildwood Utility Dependent District, South Sumter Utility Project Rev., 5.00%, 10/1/2030	125	159

Total Florida		29,713

Georgia — 3.8%

Albany-Dougherty Inner City Authority, Albany State University Projects Rev., 5.00%, 7/1/2032	2,000	2,523

City of Atlanta, Water and Wastewater Rev., 5.00%, 5/1/2025 (e)	100	116

City of Cartersville GO, 5.00%, 10/1/2028	3,130	3,962

Clayton County Development Authority, Clayton State University Project

Rev., 5.00%, 7/1/2025	105	122

Rev., 5.00%, 7/1/2026	50	60

Rev., 5.00%, 7/1/2027	100	122

Rev., 5.00%, 7/1/2028	125	156

Henry County, Water and Sewerage Authority Rev., GTD, 5.00%, 2/1/2029	125	126

Main Street Natural Gas, Inc. Series 2021C, Rev., 4.00%, 10/1/2026 (b)	5,000	5,855

Milledgeville and Baldwin County Development Authority, College and State University Projects

Rev., 5.00%, 6/15/2026	450	536

Rev., 5.00%, 6/15/2027	415	506

Rev., 5.00%, 6/15/2030	1,075	1,396

Rev., 5.00%, 6/15/2034	1,600	2,100

Rev., 5.00%, 6/15/2035	1,000	1,307

Oconee County School District

GO, 5.00%, 3/1/2030	360	468

GO, 5.00%, 3/1/2031	175	233

Polk School District, Sales Tax GO, 5.00%, 3/1/2025	325	374

Savannah Economic Development Authority, Savannah State University Project

Series 2021B, Rev., 5.00%, 6/15/2027	295	360

Series 2021B, Rev., 5.00%, 6/15/2028	205	255

Series 2021B, Rev., 5.00%, 6/15/2029	320	404

Series 2021B, Rev., 5.00%, 6/15/2030	340	435

State of Georgia Series 2015A, GO, 5.00%, 2/1/2025	130	149

Total Georgia		21,565

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Idaho — 0.2%

Idaho Housing and Finance Association Series 2021A, Rev., 5.00%, 7/15/2035	750	978

Illinois — 2.3%

City of Chicago, Motor Fuel Tax Rev., 5.00%, 1/1/2022	105	106

City of Chicago, Second Lien Waterworks Project

Rev., 5.00%, 11/1/2022	400	419

Rev., 5.00%, 11/1/2029	1,000	1,114

City of Sterling Series 2020A, GO, AGM, 4.00%, 1/1/2025	65	72

County of Cook Series 2021A, GO, 5.00%, 11/15/2028	2,300	2,884

Du Page and Will Counties Community School District No. 204 Indian Prairie Series A, GO, AGM-CR, FGIC, 6.25%, 12/30/2021	140	141

Illinois State Toll Highway Authority Series A, Rev., 5.00%, 12/1/2022	3,000	3,153

Northern Illinois University, Auxiliary Facilities System

Rev., 5.00%, 10/1/2026	250	297

Rev., 5.00%, 10/1/2027	325	394

Rev., 5.00%, 10/1/2028	325	401

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	750	859

State of Illinois

Series 2021A, GO, 4.00%, 3/1/2038	1,000	1,134

Series 2021A, GO, 4.00%, 3/1/2039	2,000	2,262

Total Illinois		13,236

Indiana — 1.2%

Fort Wayne Redevelopment Authority, Harrison Square Project Rev., 5.00%, 2/1/2026	1,110	1,217

Indiana Finance Authority, Rose-Hulman Institute of Technology Project

Rev., 5.00%, 6/1/2029	125	156

Rev., 5.00%, 6/1/2031	100	126

Rev., 4.00%, 6/1/2033	115	135

Indiana Finance Authority, Valparaiso University Project

Rev., 5.00%, 10/1/2022	200	208

Rev., 5.00%, 10/1/2023	215	231

Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2026	4,050	4,276

Lake Ridge School Building Corp., First Mortgage Rev., 4.00%, 7/15/2028	125	135

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued

Lawrence Township School Building Corp., Ad Valorem Property Tax Rev., 5.00%, 1/15/2030	100	128

Total Indiana		6,612

Iowa — 0.0% (f)

City of Bondurant Series 2020A, GO, 3.00%, 6/1/2029	100	109

Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2032	20	24

Total Iowa		133

Kentucky — 1.3%

City of Hazard, Appalachian Regional Healthcare, Inc. Rev., 4.00%, 7/1/2036	805	950

County of Carroll, Kentucky Environmental Facilities

Series 2008A, Rev., AMT, 2.00%, 2/1/2032	1,225	1,246

Series 2006B, Rev., AMT, 2.13%, 10/1/2034	1,000	1,020

County of Trimble, Louisville Gas and Electric Co. Project Series 2001A, Rev., 0.63%, 9/1/2026	3,250	3,186

Kentucky Bond Development Corp., Centre College

Rev., 4.00%, 6/1/2027	235	272

Rev., 4.00%, 6/1/2028	125	146

Rev., 4.00%, 6/1/2029	160	189

Rev., 4.00%, 6/1/2030	165	197

Total Kentucky		7,206

Louisiana — 0.7%

City of Alexandria, Utilities Series 2013A, Rev., 5.00%, 5/1/2023 (e)	1,250	1,339

Lafayette Public Power Authority Rev., 5.00%, 11/1/2025	15	18

Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project Rev., 5.00%, 10/1/2027	25	30

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project

Series 2020A, Rev., 5.00%, 5/15/2035	650	824

Series 2020A, Rev., 5.00%, 5/15/2036	775	980

Series 2020A, Rev., 5.00%, 5/15/2037	500	630

St. Tammany Parish Hospital Service District No. 1 Series 2018-A, Rev., 5.00%, 7/1/2032	15	18

State of Louisiana, State Highway Improvement Series 2013-A, Rev., 5.00%, 6/15/2023	40	43

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — continued

Terrebonne Parish Recreation District No. 5 GO, 5.00%, 3/1/2027	20	24

Total Louisiana		3,906

Maine — 0.3%

Maine Municipal Bond Bank Series 2021A, Rev., 5.00%, 11/1/2032	1,235	1,639

Maryland — 1.6%

City of Baltimore, Water Project Series 2020A, Rev., 4.00%, 7/1/2038	1,000	1,188

County of Baltimore, Public Improvement GO, 5.00%, 3/1/2036	3,560	4,669

County of Howard Series 2019-B, GO, 5.00%, 8/15/2027	15	19

County of Montgomery, Consolidated Public Improvements

Series C, GO, 5.00%, 10/1/2027	1,000	1,239

Series A, GO, 4.00%, 12/1/2033	5	6

Maryland Health and Higher Educational Facilities Authority, Stevenson University Issue

Series 2021A, Rev., 5.00%, 6/1/2030	395	493

Series 2021A, Rev., 5.00%, 6/1/2032	450	568

Series 2021A, Rev., 4.00%, 6/1/2038	790	904

Total Maryland		9,086

Massachusetts — 2.1%

Commonwealth of Massachusetts Series 2004C, GO, AGM, 5.50%, 12/1/2022	200	211

Massachusetts Bay Transportation Authority Assessment Series 2006-A, Rev., 5.25%, 7/1/2031	1,500	2,042

Massachusetts Development Finance Agency, Bentley University Issue

Series 2021A, Rev., 5.00%, 7/1/2028	225	281

Series 2021A, Rev., 5.00%, 7/1/2029	650	829

Series 2021A, Rev., 5.00%, 7/1/2030	2,000	2,591

Series 2021A, Rev., 5.00%, 7/1/2031	500	659

Series 2021A, Rev., 5.00%, 7/1/2032	1,350	1,763

Series 2021A, Rev., 5.00%, 7/1/2033	1,265	1,651

Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue Series 2021G, Rev., 5.00%, 7/1/2036	200	258

University of Massachusetts Building Authority Rev., 5.00%, 11/1/2032	1,000	1,325

Total Massachusetts		11,610

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — 0.5%

Avondale School District GO, Q-SBLF, 5.00%, 11/1/2027	15	18

Eastern Michigan University, Board of Regents Series 2017A, Rev., 5.00%, 3/1/2033	1,000	1,181

Grand Rapids Public Schools, Unlimited Tax GO, AGM, 5.00%, 11/1/2029	5	6

Lakeview School District, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2028	10	12

Michigan Strategic Fund, Graphic Packaging International, LLC Coated Recycled Board Machine Project Rev., 4.00%, 11/1/2021 (b)	125	139

Onekama Consolidated Schools GO, AGM, 4.00%, 5/1/2025	15	17

Watervliet Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2025	10	11

Wayne-Westland Community Schools Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	10	12

Western Michigan University, Tax Exempt

Series 2021A, Rev., AGM, 5.00%, 11/15/2034	200	260

Series 2021A, Rev., AGM, 5.00%, 11/15/2035	200	259

Series 2021A, Rev., AGM, 5.00%, 11/15/2036	200	258

Series 2021A, Rev., AGM, 5.00%, 11/15/2037	350	452

Total Michigan		2,625

Minnesota — 0.1%

Duluth Economic Development Authority, Benedictine Health System

Series 2021A, Rev., 3.00%, 7/1/2025	100	104

Series 2021A, Rev., 3.00%, 7/1/2026	180	189

Duluth Independent School District No. 709 Series 2015B, GO, 5.00%, 2/1/2023	65	68

Total Minnesota		361

Missouri — 1.2%

City of Springfield, Public Utility Rev., 5.00%, 8/1/2022	100	104

Health and Educational Facilities Authority of the State of Missouri, Health System

Rev., 5.00%, 2/15/2030	670	853

Rev., 5.00%, 2/15/2031	705	911

Rev., 5.00%, 2/15/2032	500	653

Rev., 5.00%, 2/15/2033	500	651

Rev., 4.00%, 2/15/2034	400	478

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — continued

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Health System, Inc.

Rev., 5.00%, 11/15/2026	750	904

Rev., 5.00%, 11/15/2027	150	185

Rev., 5.00%, 11/15/2028	500	631

Rev., 5.00%, 11/15/2029	1,000	1,285

Total Missouri		6,655

Montana — 0.0% (f)

Silver Bow County School District No. 1 GO, 5.00%, 7/1/2029	5	6

Nebraska — 0.6%

Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2042	2,550	3,655

Nevada — 0.0% (f)

County of Clark, Nevada Improvement District No. 158 5.00%, 8/1/2034	10	12

New Jersey — 4.7%

Burlington County Bridge Commission, Government Leasing Program

Rev., 5.00%, 4/1/2029	510	648

Rev., 5.00%, 4/1/2030	435	564

County of Morris GO, 3.00%, 2/1/2030	20	21

New Jersey Economic Development Authority, School Facilities Construction Series PP, Rev., 5.00%, 6/15/2029	5,000	5,545

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2028	3,000	3,529

New Jersey Transportation Trust Fund Authority, Transportation Program

Series 2013AA, Rev., 5.00%, 6/15/2036	2,500	2,663

Series 2020AA, Rev., 4.00%, 6/15/2050	1,125	1,261

Series 2020AA, Rev., 5.00%, 6/15/2050	1,000	1,223

New Jersey Turnpike Authority Series 2017B, Rev., 4.00%, 1/1/2035	5	6

North Hudson Sewerage Authority, Senior Lien Lease Certificates Rev., AGM, 5.00%, 6/1/2029	940	1,194

State of New Jersey, COVID-19 Emergency Bonds Series 2020A, GO, 5.00%, 6/1/2029	5,000	6,294

Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	2,800	3,376

Township of Branchburg GO, 3.00%, 9/1/2028	40	44

Total New Jersey		26,368

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Mexico — 0.0% (f)

State of New Mexico, Severance Tax Permanent Fund Series 2018A, Rev., 5.00%, 7/1/2022	25	26

New York — 13.6%

Build NYC Resource Corp., Preparatory Charter School Project

Series 2021A, Rev., 4.00%, 6/15/2031	150	164

Series 2021A, Rev., 4.00%, 6/15/2056	225	238

City of New York, Fiscal Year 2018

Series B, Subseries B-4, GO, VRDO, LIQ: Barclays Bank plc, 0.04%, 11/1/2021 (b)	5,000	5,000

Series 2018-1, GO, 5.00%, 8/1/2030	20	25

City of New York, Fiscal Year 2021 SubseriesF-1, GO, 4.00%, 3/1/2040	1,020	1,193

County of St. Lawrence GO, AGM, 3.00%, 5/15/2034	10	10

County of Suffolk

Series B, GO, AGM, 4.00%, 10/15/2024	50	55

Series B, GO, AGM, 5.00%, 10/15/2026	25	30

East Moriches Union Free School District GO, AGM, 3.13%, 7/1/2029	25	26

Erie County Industrial Development Agency (The), City School District of the City of Buffalo Project Rev., 5.00%, 5/1/2024	40	45

Hudson Yards Infrastructure Corp., Second Indenture, Fiscal Year 2017

Series A, Rev., 5.00%, 2/15/2033	1,500	1,791

Series A, Rev., 5.00%, 2/15/2034	40	48

Island Park Union Free School District Series 2019, GO, 4.00%, 7/15/2033	40	46

Long Island Power Authority Series 2019-A, Rev., 3.00%, 9/1/2036	10	11

Metropolitan Transportation Authority

Series 2015F, Rev., 5.00%, 11/15/2025	15	17

Subseries C-1, Rev., 5.25%, 11/15/2028	5,000	5,826

Nassau County Interim Finance Authority, Sales Tax Secured Series 2021A, Rev., 5.00%, 11/15/2034	1,275	1,682

New York City Transitional Finance Authority Future Tax Secured Series I, Rev., 3.00%, 5/1/2022	150	152

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019 Series S-2A, Rev., 5.00%, 7/15/2032	40	50

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries 2010G-6, Rev., VRDO, LIQ: Barclays Bank plc, 0.04%, 10/15/2024 (b)	4,200	4,200

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	3,000	3,465

New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured Series 2016B, Rev., AGM-CR, Zero Coupon, 11/15/2052	10,000	4,077

New York State Dormitory Authority Series 2018A, Rev., 5.00%, 7/1/2038	3,500	4,332

New York State Dormitory Authority, School Districts Financing Program Series 2018A, Rev., 5.00%, 10/1/2030	875	1,050

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 4.00%, 2/15/2037	5,500	6,446

New York State Dormitory Authority, State Sales Tax

Series 2017-A, Rev., 5.00%, 3/15/2028	5	6

Series 2014A, Rev., 5.00%, 3/15/2033	1,000	1,105

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution

Series 2017A, Rev., 5.00%, 6/15/2027	3,500	4,306

Series 2017A, Rev., 5.00%, 6/15/2028	2,000	2,465

New York State Thruway Authority Series J, Rev., 5.00%, 1/1/2025	5	6

New York State Thruway Authority, Junior Lien

Series 2016-A, Rev., 5.00%, 1/1/2025	25	28

Rev., 5.00%, 1/1/2027	125	147

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2017C, Rev., 5.00%, 3/15/2027	5,475	6,681

Port Authority of New York and New Jersey, Consolidated Series 194, Rev., 5.00%, 10/15/2041	6,500	7,520

Rensselaer City School District Series 2016, COP, AGM, 5.00%, 6/1/2028	400	471

Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series A, Rev., 5.00%, 12/1/2021 (e)	1,890	2,148

Syracuse Industrial Development Agency, School District Series 2019-A, Rev., 4.00%, 5/1/2034	10	11

Utility Debt Securitization Authority Series 2013TE, Rev., 5.00%, 12/15/2028	4,000	4,390

Utility Debt Securitization Authority, Federally Tax-Exempt Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,645

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Village of Stewart Manor, Public Improvement

GO, 5.00%, 8/1/2026	20	24

GO, 4.00%, 8/1/2028	20	23

Wellsville Central School District GO, AGM, 5.00%, 6/15/2023	20	22

Westchester County Local Development Corp., Purchase Senior Living Community, Inc. Project

Series 2021D, Rev., 2.88%, 7/1/2026 (c) (d)	465	465

Series 2021C, Rev., 3.20%, 7/1/2028 (c) (d)	1,650	1,651

Series 2021A, Rev., 5.00%, 7/1/2041 (c) (d)	1,210	1,286

Total New York		77,379

North Carolina — 1.0%

City of Raleigh Series 2020A, Rev., 5.00%, 6/1/2025	250	290

City of Sanford, Enterprise System Rev., 5.00%, 6/1/2031	570	716

County of Chatham

Series 2021A, Rev., 5.00%, 11/1/2032	150	201

Series 2021A, Rev., 5.00%, 11/1/2033	275	365

Series 2021A, Rev., 5.00%, 11/1/2034	225	298

Mecklenburg County Public Facilities Corp. Rev., 5.00%, 2/1/2026	10	12

North Carolina Capital Facilities Finance Agency, High Point University

Rev., 5.00%, 5/1/2029	525	654

Rev., 5.00%, 5/1/2030	560	707

Rev., 4.00%, 5/1/2032	1,000	1,180

North Carolina Medical Care Commission, The Forest at Duke Project Rev., 4.00%, 9/1/2034	190	220

North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien Rev., AGM, 5.00%, 1/1/2029	700	837

University of North Carolina at Greensboro Rev., 4.00%, 4/1/2035	10	11

Total North Carolina		5,491

North Dakota — 0.2%

City of Grand Forks, Altru Health System Rev., 4.00%, 12/1/2038	1,200	1,382

Ohio — 1.0%

Butler County Port Authority, Community First Solutions

Rev., 4.00%, 5/15/2038	110	127

Rev., 4.00%, 5/15/2039	110	127

Rev., 4.00%, 5/15/2040	120	138

Rev., 4.00%, 5/15/2041	125	145

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

City of Lakewood, Limited Tax, Various Purpose

GO, 4.00%, 12/1/2025	300	341

GO, 5.00%, 12/1/2027	350	434

County of Hamilton Series 2021A, GO, 5.00%, 12/1/2031	1,190	1,586

Miami University, General Receipts Series 2021A, Rev., 5.00%, 9/1/2035	760	999

Northeast Ohio Medical University

Series 2021A, Rev., 5.00%, 12/1/2030	70	87

Series 2021A, Rev., 4.00%, 12/1/2035	150	171

State of Ohio, Capital Facilities Lease Appropriation Series 2018A, Rev., 5.00%, 4/1/2028	1,020	1,273

Total Ohio		5,428

Oklahoma — 0.8%

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	250	261

Rev., 5.00%, 10/1/2023	180	195

Rev., 5.00%, 10/1/2025	500	581

Rev., 5.00%, 10/1/2026	500	597

Oklahoma Turnpike Authority, Second Senior Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,319

Oklahoma Water Resources Board Series 2021A, Rev., 5.00%, 10/1/2029	410	529

Total Oklahoma		4,482

Oregon — 2.9%

City of Portland Series 2021B, Rev., 5.00%, 5/1/2032	3,685	4,888

City of Portland, Second Lien Sewer System Series B, Rev., 4.00%, 10/1/2036	2,180	2,373

County of Marion GO, AMBAC, 5.50%, 6/1/2023	100	108

Hospital Facilities Authority of Multnomah County, Terwilliger Plaza-Parkview Project

Rev., 0.95%, 6/1/2027	5,800	5,679

Rev., 1.20%, 6/1/2028	2,000	1,953

Linn and Benton Counties, School District No. 8J, Greater Albany GO, 5.00%, 6/15/2030	500	609

Tri-County Metropolitan Transportation District of Oregon Series 2017-A, Rev., 5.00%, 10/1/2023	50	54

Washington Counties, Hillsborough School District No. 1J GO, 5.00%, 6/15/2027	570	699

Yamhill County Hospital Authority Series 2021A, Rev., 5.00%, 11/15/2056	240	275

Total Oregon		16,638

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — 2.0%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2027	350	398

Rev., 5.00%, 11/1/2028	450	511

Rev., 5.00%, 11/1/2029	150	170

Rev., 5.00%, 11/1/2030	150	169

Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 5.00%, 7/1/2036	1,225	1,522

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Rev., 5.00%, 6/1/2024	500	557

Rev., 5.00%, 6/1/2025	630	726

Rev., 5.00%, 6/1/2026	380	451

Rev., 5.00%, 6/1/2027	500	608

Rev., 5.00%, 6/1/2028	880	1,095

Rev., 5.00%, 6/1/2029	380	468

County of Lancaster Series 2016-A, GO, 4.00%, 5/1/2026	15	17

Fairview School District Series A, GO, 4.00%, 2/1/2028	10	11

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2043	2,000	2,249

Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living Project Rev., 4.00%, 7/1/2030	335	379

Sayre Health Care Facilities Authority, Guthrie Health Issue Rev., (ICE LIBOR USD 3 Month + 0.78%), 0.86%, 12/1/2024 (g)	1,895	1,900

Township of Lower Paxton Series 2020A, GO, 4.00%, 4/1/2032	15	17

Total Pennsylvania		11,248

Rhode Island — 0.0% (f)

Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2016A, Rev., 5.00%, 10/1/2029	10	12

South Carolina — 0.0% (f)

City of Charleston, Waterworks and Sewer System Rev., 5.00%, 1/1/2028	15	18

Spartanburg County Tourist Public Facilities Corp. COP, 4.00%, 4/1/2028	10	11

Total South Carolina		29

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Tennessee — 2.6%

County of Coffee

Series 2021A, GO, 5.00%, 6/1/2025	105	122

Series 2021C, GO, 5.00%, 6/1/2025	110	128

Series 2021B, GO, 5.00%, 6/1/2026	150	179

Series 2021A, GO, 5.00%, 6/1/2027	120	147

Series 2021B, GO, 5.00%, 6/1/2027	160	196

Series 2021A, GO, 5.00%, 6/1/2028	125	156

Series 2021B, GO, 5.00%, 6/1/2028	165	207

Series 2021C, GO, 5.00%, 6/1/2028	460	576

Series 2021A, GO, 5.00%, 6/1/2029	135	173

Series 2021B, GO, 5.00%, 6/1/2029	175	224

Series 2021C, GO, 5.00%, 6/1/2029	490	626

Series 2021B, GO, 5.00%, 6/1/2030	180	234

Series 2021C, GO, 5.00%, 6/1/2030	215	279

Series 2021A, GO, 5.00%, 6/1/2031	100	132

Metropolitan Government Nashville and Davidson County Health and Educational Facilities, The Blakeford at Green Hills Corp. Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,393

Metropolitan Government Nashville and Davidson County Health and Educational Facilities, Trevecca Nazarene University Project

Series 2021B, Rev., 4.00%, 10/1/2026	150	167

Series 2021B, Rev., 4.00%, 10/1/2027	195	219

Series 2021B, Rev., 4.00%, 10/1/2028	200	227

Series 2021B, Rev., 4.00%, 10/1/2029	200	225

Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board, Trevecca Nazarene University Project Series 2021B, Rev., 4.00%, 10/1/2030	105	118

Metropolitan Nashville Airport Authority (The), Subordinate Airport Series 2019A, Rev., 5.00%, 7/1/2034	130	165

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (b)	8,000	8,928

Total Tennessee		14,821

Texas — 8.1%

Baytown Municipal Development District, Combination Limited Sales Tax, Third Lien

Series 2021C, Rev., 5.00%, 10/1/2028	890	1,105

Series 2021C, Rev., 5.00%, 10/1/2029	465	587

Series 2021C, Rev., 5.00%, 10/1/2030	485	622

Series 2021C, Rev., 5.00%, 10/1/2031	515	671

Series 2021C, Rev., 5.00%, 10/1/2032	535	694

Bexar County Hospital District GO, 4.00%, 2/15/2035	10	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Central Texas Regional Mobility Authority, Senior Lien Series 2021D, Rev., 4.00%, 1/1/2044	2,000	2,296

City of Houston, Airport System, United Airlines, Inc., Terminal Series 2021B-1, Rev., AMT, 4.00%, 7/15/2041	400	423

City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (e)	5,550	8,095

City of Houston, Public Improvement Series 2014A, GO, 5.00%, 3/1/2024 (e)	4,000	4,434

City of Portland GO, 3.00%, 8/15/2029	100	111

Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 2.50%, 10/1/2031	100	99

County of El Paso GO, 5.00%, 2/15/2032	1,490	1,811

Fort Bend County Municipal Utility District No. 169

Series 2021A, GO, AGM, 4.00%, 12/1/2025	250	281

Series 2021A, GO, AGM, 4.00%, 12/1/2026	250	288

Lower Colorado River Authority Rev., 5.00%, 5/15/2031	2,760	3,545

Lower Colorado River Authority, LCRA Transmission Services Corp. Project

Series 2020A, Rev., 5.00%, 5/15/2035	1,000	1,266

Series 2020A, Rev., 5.00%, 5/15/2036	1,000	1,263

Lower Colorado River Authority, Transmission Services Corp. Project

Rev., 5.00%, 5/15/2034	220	279

Rev., 5.00%, 5/15/2036	1,495	1,863

Rev., 5.00%, 5/15/2037	1,250	1,574

Rev., 5.00%, 5/15/2038	1,500	1,860

New Hope Cultural Education Facilities Finance Corp., Westminster Project Rev., 4.00%, 11/1/2049	100	111

North Texas Tollway Authority System, First Tier

Series 2017A, Rev., 5.00%, 1/1/2026	200	211

Series 2017A, Rev., 5.00%, 1/1/2027	550	645

Series 2017A, Rev., 5.00%, 1/1/2035	600	716

North Texas Tollway Authority, First Tier Series 2017A, Rev., 5.00%, 1/1/2030	360	418

North Texas Tollway Authority, Second Tier

Series 2017B, Rev., 5.00%, 1/1/2026	150	158

Series 2017B, Rev., 5.00%, 1/1/2027	300	351

Series 2017B, Rev., 5.00%, 1/1/2030	400	464

San Antonio Education Facilities Corp., University of the Incarnate Word Series 2021A, Rev., 4.00%, 4/1/2037	600	679

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

San Jacinto Community College District Series 2019-A, GO, 5.00%, 2/15/2029	120	153

Stephen F Austin State University Rev., 5.00%, 10/15/2024	200	226

Trinity River Authority, Walker-Calloway System

Rev., 5.00%, 2/1/2026	275	324

Rev., 5.00%, 2/1/2027	290	351

Rev., 5.00%, 2/1/2028	305	376

Rev., 5.00%, 2/1/2029	320	392

Rev., 5.00%, 2/1/2030	340	414

Rev., 5.00%, 2/1/2031	355	431

Tyler Independent School District GO, PSF-GTD, 5.00%, 2/15/2028	175	212

University of Texas System (The), Board of Regents, Financing System Series 2014B, Rev., 5.00%, 8/15/2026	5,000	6,019

Total Texas		45,829

Utah — 0.7%

Mida Golf and Equestrian Center Public Infrastructure District, Limited Tax GO, 4.13%, 6/1/2036 (c)	895	890

Military Installation Development Authority, Tax Allocation Series 2021A-2, Rev., 4.00%, 6/1/2036	100	101

Military Installation Development Authority, Tax Allocation and Hotel Tax

Series 2021A-1, Rev., 4.00%, 6/1/2036	100	101

Series 2021A-1, Rev., 4.00%, 6/1/2041	100	100

University of Utah (The) Series 2019-A, Rev., 5.00%, 8/1/2035	500	638

Utah Infrastructure Agency Rev., 4.00%, 10/15/2033	525	610

Utah Infrastructure Agency Tax-Exempt Telecommunications Rev., 4.00%, 10/15/2031	500	585

Utah Infrastructure Agency Telecommunications and Franchise Tax Rev., 4.00%, 10/15/2025 (e)	250	284

Weber Basin Water Conservancy District

Series 2017B, Rev., 5.00%, 10/1/2030	250	306

Series 2017B, Rev., 5.00%, 10/1/2031	470	574

Total Utah		4,189

Virginia — 1.3%

Henrico County Economic Development Authority, Westminster Canterbury Richmond Rev., 4.00%, 10/1/2040	330	371

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

Virginia Public School Authority

Series 2017C, Rev., 5.00%, 8/1/2028	500	615

Series 2021A, Rev., 5.00%, 8/1/2031	3,560	4,740

Virginia Small Business Financing Authority, The Obligated Group of National Senior Campuses, Inc. Series 2020A, Rev., 5.00%, 1/1/2034	1,200	1,456

Total Virginia		7,182

Washington — 4.7%

Energy Northwest Rev., 5.00%, 7/1/2026	10	12

Port of Seattle, Intermediate Lien

Series 2015B, Rev., 5.00%, 3/1/2033	3,750	4,187

Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,116

State of Washington, Various Purpose

Series R-2018C, GO, 5.00%, 8/1/2034	900	1,099

Series 2021C, GO, 5.00%, 2/1/2037	5,170	6,711

University of Washington

Series 2020C, Rev., 5.00%, 4/1/2034	3,695	4,754

Series 2020C, Rev., 5.00%, 4/1/2035	500	642

Washington Health Care Facilities Authority, Providence St. Joseph Health

Series 2018B, Rev., 5.00%, 10/1/2025	1,250	1,462

Series 2018B, Rev., 5.00%, 10/1/2026	1,500	1,803

Series 2018B, Rev., 5.00%, 10/1/2027	2,500	3,081

Washington State Housing Finance Commission, Rockwood Retirement Communities Project, Tax-Exempt Series 2020A, Rev., 5.00%, 1/1/2041 (c)	1,415	1,510

Total Washington		26,377

West Virginia — 0.8%

State of West Virginia Series 2021A, GO, 5.00%, 6/1/2032	3,600	4,776

Wisconsin — 1.0%

City of Milwaukee, Sewerage System

Series 2021-S2, Rev., 5.00%, 6/1/2029	580	743

Series 2021-S2, Rev., 5.00%, 6/1/2030	750	974

Public Finance Authority, Coral Academy of Science Las Vegas

Series 2021A, Rev., 4.00%, 7/1/2030	305	344

Series 2021A, Rev., 4.00%, 7/1/2041	500	549

Public Finance Authority, Scotland Healthcare System

Series 2021A, Rev., 5.00%, 10/1/2025	695	804

Series 2021A, Rev., 5.00%, 10/1/2026	730	868

Public Finance Authority, Searstone CCRC Project Series 2021B2, Rev., 2.25%, 6/1/2027 (d)	215	213

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — continued

Public Finance Authority, The Carmelite System, Inc., Obligated Group Rev., 3.25%, 1/1/2029	860	962

Total Wisconsin		5,457

Total Municipal Bonds (Cost $475,568)		492,694

	SHARES (000)
Short-Term Investments — 10.0%

Investment Companies — 10.0%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.02% (h) (i) (Cost $56,695)	56,667	56,696

Total Investments — 97.1% (Cost $532,263)		549,390
Other Assets Less Liabilities — 2.9%		16,444

NET ASSETS — 100.0%		565,834

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2021.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of October 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

Centrally Cleared Inflation-linked swap contracts outstanding as of October 31, 2021 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.45% at termination	Receive	8/23/2031	USD	6,428	258
CPI-U at termination	2.46% at termination	Receive	8/24/2031	USD	7,072	274
CPI-U at termination	2.48% at termination	Receive	9/3/2031	USD	5,648	190
CPI-U at termination	2.51% at termination	Receive	6/14/2031	USD	6,328	311
CPI-U at termination	2.52% at termination	Receive	9/7/2031	USD	7,111	203
CPI-U at termination	2.53% at termination	Receive	9/2/2031	USD	4,680	134
CPI-U at termination	2.53% at termination	Receive	9/16/2031	USD	7,220	195
CPI-U at termination	2.56% at termination	Receive	6/2/2031	USD	2,468	114
CPI-U at termination	2.59% at termination	Receive	8/13/2031	USD	6,891	193
CPI-U at termination	2.59% at termination	Receive	10/1/2031	USD	30,366	550
CPI-U at termination	2.59% at termination	Receive	6/3/2031	USD	6,176	264
CPI-U at termination	2.67% at termination	Receive	9/2/2026	USD	2,925	72
CPI-U at termination	2.69% at termination	Receive	8/10/2026	USD	12,360	366
CPI-U at termination	2.71% at termination	Receive	7/29/2026	USD	2,819	94
CPI-U at termination	2.73% at termination	Receive	7/29/2026	USD	4,667	150
CPI-U at termination	2.75% at termination	Receive	9/13/2026	USD	52,860	1,026
CPI-U at termination	2.74% at termination	Receive	10/1/2026	USD	32,107	568
CPI-U at termination	2.78% at termination	Receive	8/3/2026	USD	10,126	270
CPI-U at termination	2.79% at termination	Receive	8/2/2026	USD	62,945	1,670
CPI-U at termination	2.80% at termination	Receive	10/12/2026	USD	9,195	130
CPI-U at termination	2.97% at termination	Receive	10/22/2026	USD	79,308	397
CPI-U at termination	3.77% at termination	Receive	11/2/2022	USD	26,152	—
CPI-U at termination	3.80% at termination	Receive	11/2/2022	USD	26,152	—
CPI-U at termination	3.84% at termination	Receive	11/2/2022	USD	26,208	—

						7,429

Abbreviations

CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a)	Value of floating rate index at October 31, 2021 was as follows:

	Floating Rate Index	Value
	CPI-U	2.77%

There are no upfront payments (receipts) on the swap contracts listed above.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,419,631		$492,694
Investments in affiliates, at value	14,898		56,696
Cash	1		—
Deposits at broker for centrally cleared swaps	—		14,563
Receivables:
Investment securities sold	3,860		—
Investment securities sold — delayed delivery securities	—		1,169
Fund shares sold	1,115		2,702
Interest from non-affiliates	—		5,392
Dividends from non-affiliates	1,096		—
Dividends from affiliates	—	(a)	1

Total Assets	1,440,601		573,217

LIABILITIES:
Payables:
Due to custodian	—		—	(a)
Investment securities purchased — delayed delivery securities	—		5,599
Fund shares redeemed	622		282
Variation margin on centrally cleared swaps	—		1,137
Accrued liabilities:
Investment advisory fees	413		138
Administration fees	89		18
Distribution fees	21		24
Service fees	88		44
Custodian and accounting fees	10		27
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)
Other	45		114

Total Liabilities	1,288		7,383

Net Assets	$1,439,313		$565,834

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$318,611	$644,031
Total distributable earnings (loss)	1,120,702	(78,197)

Total Net Assets	$1,439,313	$565,834

Net Assets:
Class A	$42,525	$97,845
Class C	19,177	7,095
Class I	838,765	429,314
Class R6	538,846	31,580

Total	$1,439,313	$565,834

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	854	9,840
Class C	393	715
Class I	16,725	43,071
Class R6	10,742	3,170

Net Asset Value (a):
Class A — Redemption price per share	$49.77	$9.94
Class C — Offering price per share (b)	48.84	9.92
Class I — Offering and redemption price per share	50.15	9.97
Class R6 — Offering and redemption price per share	50.16	9.96
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$52.53	$10.33

Cost of investments in non-affiliates	$481,342	$475,568
Cost of investments in affiliates	14,898	56,695

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$8,689
Dividend income from non-affiliates	13,225	—
Dividend income from affiliates	6	6

Total investment income	13,231	8,695

EXPENSES:
Investment advisory fees	4,636	1,446
Administration fees	993	310
Distribution fees:
Class A	92	146
Class C	123	34
Service fees:
Class A	92	146
Class C	41	11
Class I	1,904	812
Custodian and accounting fees	43	112
Interest expense to affiliates	2	— (a)
Professional fees	65	90
Trustees’ and Chief Compliance Officer’s fees	29	26
Printing and mailing costs	60	11
Registration and filing fees	100	84
Transfer agency fees (See Note 2.I.)	19	6
Other	31	17

Total expenses	8,230	3,251

Less fees waived	(1,205)	(1,047)
Less expense reimbursements	(5)	—

Net expenses	7,020	2,204

Net investment income (loss)	6,211	6,491

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	216,879	229
Investments in affiliates	(1)	(1)
Futures contracts	—	(88)
Swaps	—	33,176

Net realized gain (loss)	216,878	33,316

Distributions of capital gains received from investment company affiliates	—	— (a)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	223,729	(1,903)
Investments in affiliates	— (a)	1
Futures contracts	—	31
Swaps	—	1,092

Change in net unrealized appreciation/depreciation	223,729	(779)

Net realized/unrealized gains (losses)	440,607	32,537

Change in net assets resulting from operations	$446,818	$39,028

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,211	$10,664	$6,491	$11,094
Net realized gain (loss)	216,878	192,580	33,316	(14,863)
Distributions of capital gains received from investment company affiliates	—	—	— (a)	—
Change in net unrealized appreciation/depreciation	223,729	355	(779)	(1,797)

Change in net assets resulting from operations	446,818	203,599	39,028	(5,566)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,005)	(1,704)	(795)	(765)
Class C	(1,733)	(712)	(39)	(92)
Class I	(88,662)	(40,616)	(5,235)	(7,584)
Class R6	(69,665)	(43,866)	(444)	(3,012)

Total distributions to shareholders	(164,065)	(86,898)	(6,513)	(11,453)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(17,513)	(217,118)	258,426	(456,922)

NET ASSETS:
Change in net assets	265,240	(100,417)	290,941	(473,941)
Beginning of period	1,174,073	1,274,490	274,893	748,834

End of period	$1,439,313	$1,174,073	$565,834	$274,893

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,213	$7,701	$65,111	$10,870
Distributions reinvested	3,935	1,701	693	717
Cost of shares redeemed	(5,023)	(7,837)	(7,320)	(15,395)

Change in net assets resulting from Class A capital transactions	5,125	1,565	58,484	(3,808)

Class C
Proceeds from shares issued	4,381	2,778	5,286	410
Distributions reinvested	1,683	711	36	71
Cost of shares redeemed	(2,848)	(3,562)	(1,439)	(5,805)

Change in net assets resulting from Class C capital transactions	3,216	(73)	3,883	(5,324)

Class I
Proceeds from shares issued	155,474	172,254	237,630	77,698
Distributions reinvested	86,764	39,560	2,990	5,598
Cost of shares redeemed	(203,733)	(227,978)	(51,812)	(243,517)

Change in net assets resulting from Class I capital transactions	38,505	(16,164)	188,808	(160,221)

Class R6
Proceeds from shares issued	61,647	37,291	12,045	11,319
Distributions reinvested	69,432	43,746	440	2,990
Cost of shares redeemed	(195,438)	(283,483)	(5,234)	(301,878)

Change in net assets resulting from Class R6 capital transactions	(64,359)	(202,446)	7,251	(287,569)

Total change in net assets resulting from capital transactions	$(17,513)	$(217,118)	$258,426	$(456,922)

SHARE TRANSACTIONS:
Class A
Issued	136	207	6,679	1,186
Reinvested	101	47	72	79
Redeemed	(114)	(219)	(762)	(1,722)

Change in Class A Shares	123	35	5,989	(457)

Class C
Issued	99	78	544	45
Reinvested	44	20	4	8
Redeemed	(64)	(96)	(148)	(644)

Change in Class C Shares	79	2	400	(591)

Class I
Issued	3,388	4,986	24,612	8,488
Reinvested	2,193	1,082	309	615
Redeemed	(4,477)	(6,285)	(5,359)	(27,090)

Change in Class I Shares	1,104	(217)	19,562	(17,987)

Class R6
Issued	1,381	1,011	1,230	1,206
Reinvested	1,754	1,196	45	321
Redeemed	(4,628)	(7,529)	(540)	(33,179)

Change in Class R6 Shares	(1,493)	(5,322)	735	(31,652)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Year Ended October 31, 2021	$40.37	$0.02	$14.90	$14.92	$(0.04)	$(5.48)	$(5.52)
Year Ended October 31, 2020	36.83	0.17	5.79	5.96	(0.18)	(2.24)	(2.42)
Year Ended October 31, 2019	33.50	0.23	4.28	4.51	(0.25)	(0.93)	(1.18)
Year Ended October 31, 2018	34.41	0.17	1.46	1.63	(0.18)	(2.36)	(2.54)
Year Ended October 31, 2017	28.82	0.17	6.87	7.04	(0.19)	(1.26)	(1.45)

Class C
Year Ended October 31, 2021	39.86	(0.20)	14.66	14.46	—	(5.48)	(5.48)
Year Ended October 31, 2020	36.42	(0.02)	5.74	5.72	(0.04)	(2.24)	(2.28)
Year Ended October 31, 2019	33.17	0.07	4.22	4.29	(0.11)	(0.93)	(1.04)
Year Ended October 31, 2018	34.13	— (f)	1.44	1.44	(0.04)	(2.36)	(2.40)
Year Ended October 31, 2017	28.62	0.01	6.83	6.84	(0.07)	(1.26)	(1.33)

Class I
Year Ended October 31, 2021	40.64	0.20	15.00	15.20	(0.21)	(5.48)	(5.69)
Year Ended October 31, 2020	37.05	0.32	5.84	6.16	(0.33)	(2.24)	(2.57)
Year Ended October 31, 2019	33.67	0.40	4.28	4.68	(0.37)	(0.93)	(1.30)
Year Ended October 31, 2018	34.57	0.32	1.45	1.77	(0.31)	(2.36)	(2.67)
Year Ended October 31, 2017	28.94	0.31	6.91	7.22	(0.33)	(1.26)	(1.59)

Class R6
Year Ended October 31, 2021	40.64	0.25	15.00	15.25	(0.25)	(5.48)	(5.73)
Year Ended October 31, 2020	37.06	0.37	5.82	6.19	(0.37)	(2.24)	(2.61)
Year Ended October 31, 2019	33.68	0.38	4.33	4.71	(0.40)	(0.93)	(1.33)
October 1, 2018 (g) through October 31, 2018	37.04	0.01	(3.37)	(3.36)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.77	40.69%	$42,525	0.94%	0.05%	0.95%	21%
40.37	16.96	29,515	0.95	0.45	0.96	19
36.83	13.99	25,640	0.96	0.67	0.98	14
33.50	4.83	25,594	0.96	0.50	0.96	38
34.41	25.25	20,140	0.99	0.53	0.99	28

48.84	39.96	19,177	1.44	(0.45)	1.45	21
39.86	16.40	12,499	1.45	(0.05)	1.46	19
36.42	13.42	11,345	1.44	0.19	1.46	14
33.17	4.31	12,197	1.46	(0.01)	1.47	38
34.13	24.65	8,988	1.48	0.04	1.48	28

50.15	41.22	838,765	0.55	0.45	0.70	21
40.64	17.47	634,799	0.55	0.85	0.71	19
37.05	14.45	586,825	0.55	1.16	0.71	14
33.67	5.26	1,364,073	0.55	0.91	0.70	38
34.57	25.82	1,244,869	0.55	0.99	0.65	28

50.16	41.39	538,846	0.44	0.56	0.45	21
40.64	17.57	497,260	0.44	0.98	0.45	19
37.06	14.55	650,680	0.44	1.08	0.46	14
33.68	(9.07)	18	0.44	0.31	0.48	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Tax Aware Real Return Fund
Class A
Year Ended October 31, 2021	$9.11	$0.13	$0.84	$0.97	$(0.14)
Year Ended October 31, 2020	9.25	0.18	(0.13)	0.05	(0.19)
Year Ended October 31, 2019	9.19	0.22	0.07	0.29	(0.23)
Year Ended October 31, 2018	9.46	0.23	(0.26)	(0.03)	(0.24)
Year Ended October 31, 2017	9.59	0.23	(0.13)	0.10	(0.23)

Class C
Year Ended October 31, 2021	9.09	0.08	0.84	0.92	(0.09)
Year Ended October 31, 2020	9.23	0.14	(0.14)	— (d)	(0.14)
Year Ended October 31, 2019	9.17	0.17	0.07	0.24	(0.18)
Year Ended October 31, 2018	9.43	0.18	(0.25)	(0.07)	(0.19)
Year Ended October 31, 2017	9.57	0.19	(0.14)	0.05	(0.19)

Class I
Year Ended October 31, 2021	9.13	0.16	0.84	1.00	(0.16)
Year Ended October 31, 2020	9.27	0.20	(0.13)	0.07	(0.21)
Year Ended October 31, 2019	9.21	0.24	0.07	0.31	(0.25)
Year Ended October 31, 2018	9.48	0.26	(0.27)	(0.01)	(0.26)
Year Ended October 31, 2017	9.61	0.26	(0.13)	0.13	(0.26)

Class R6
Year Ended October 31, 2021	9.13	0.17	0.83	1.00	(0.17)
Year Ended October 31, 2020	9.27	0.23	(0.15)	0.08	(0.22)
Year Ended October 31, 2019	9.21	0.25	0.07	0.32	(0.26)
Year Ended October 31, 2018	9.48	0.27	(0.27)	— (d)	(0.27)
Year Ended October 31, 2017	9.61	0.26	(0.12)	0.14	(0.27)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.94	10.68%	$97,845	0.75%	1.33%	1.01%	7%
9.11	0.57	35,094	0.75	1.96	1.01	12
9.25	3.14	39,846	0.76	2.32	0.99	4
9.19	(0.36)	33,051	0.74	2.47	0.98	30
9.46	1.12	56,720	0.73	2.47	0.97	20

9.92	10.17	7,095	1.25	0.84	1.51	7
9.09	0.04	2,859	1.25	1.50	1.51	12
9.23	2.60	8,353	1.26	1.85	1.48	4
9.17	(0.76)	18,315	1.24	1.97	1.48	30
9.43	0.50	26,545	1.23	1.98	1.49	20

9.97	11.04	429,314	0.50	1.61	0.76	7
9.13	0.82	214,709	0.50	2.24	0.75	12
9.27	3.38	384,626	0.51	2.58	0.73	4
9.21	(0.10)	411,760	0.49	2.72	0.73	30
9.48	1.35	323,320	0.48	2.74	0.65	20

9.96	11.04	31,580	0.40	1.76	0.51	7
9.13	0.92	22,231	0.40	2.48	0.49	12
9.27	3.49	316,009	0.41	2.70	0.48	4
9.21	0.00 (e)	588,549	0.39	2.82	0.48	30
9.48	1.47	1,112,857	0.38	2.75	0.47	20

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,434,529	$—	$—	$1,434,529

(a)	Please refer to the SOI for specifics of portfolio holdings.

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$492,694	$—	$492,694
Short-Term Investments
Investment Companies	56,696	—	—	56,696

Total Investments in Securities	$56,696	$492,694	$—	$549,390

Appreciation in Other Financial Instruments
Swaps	$—	$7,429	$—	$7,429

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of October 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Tax Aware Real Return purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Tax Aware Real Return had when-issued securities, delayed delivery securities or forward commitments outstanding as of October 31, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at October 31, 2021 are detailed on the SOIs.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the year ended October 31, 2021.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Tax Aware Equity Fund

	For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2021	Shares at October 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$123	$156,471	$141,695	$(1)	$—	(c)	$14,898	14,890	$6	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

Tax Aware Real Return Fund

	For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.02% (a) (b)	$6,610	$334,889	$284,803	$(1)	$1	$56,696	56,667	$6	$—	(c)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
(c)	Amount rounds to less than one thousand.

F. Futures Contracts — Tax Aware Real Return Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Swaps — Tax Aware Real Return Fund engaged in various swap transactions to manage interest rate (e.g., duration, yield curve) and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Inflation-Linked Swaps

Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts and swaps activity during the year ended October 31, 2021.

	Tax Aware Real Return Fund
Futures Contracts — Interest Rate:
Average Notional Balance Long	$9,630	(a)
Average Notional Balance Short	12,332	(a)
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	340,279
Ending Notional Balance — Pays Fixed Rate	438,212

(a)	For the period November 1, 2020 through November 30, 2020.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2021 are as follows:

	Class A	Class C		Class I	Class R6	Total
Tax Aware Equity Fund
Transfer agency fees	$1	$1		$12	$5	$19
Tax Aware Real Return Fund
Transfer agency fees	2	—	(a)	3	1	6

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly for Tax Aware Equity Fund and declared and paid at least monthly for Tax Aware Real Return Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Tax Aware Equity Fund	$33,903	$—	$(33,903)

The reclassifications for the Fund relate primarily to tax equalization.

L. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.35% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2021, the effective rate was 0.075%, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

JPMDS waived distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$13	$—
Tax Aware Real Return Fund	5	—

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	n/a	n/a	0.55%	0.44%
Tax Aware Real Return Fund	0.75%	1.25%	0.50	0.40

The expense limitation agreements were in effect for the year ended October 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the year ended October 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Tax Aware Equity Fund	$73	$49	$1,077	$1,199	$5
Tax Aware Real Return Fund	271	180	580	1,031	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2021 were as follows:

Tax Aware Equity Fund	$6
Tax Aware Real Return Fund	16

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2021, Tax Aware Real Return Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

4. Investment Transactions

During the year ended October 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$268,406	$460,494
Tax Aware Real Return Fund	266,487	26,538

During the year ended October 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$497,434	$939,450	$2,355	$937,095
Tax Aware Real Return Fund	532,256	27,236	2,673	24,563

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2021 was as follows:

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$6,458	$—	$157,607	$164,065
Tax Aware Real Return Fund	298	6,215	—	6,513

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2020 was as follows:

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$10,872	$—	$76,026	$86,898
Tax Aware Real Return Fund	128	11,325	—	11,453

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Tax Exempt Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$698	$—	$182,975	$937,095
Tax Aware Real Return Fund	—	26	(102,720)	24,563

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31, 2021, the following Fund had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$102,720	$—

During the year ended October 31, 2021, the following Fund utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Tax Aware Real Return Fund	$33,349	$—

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at October 31, 2021. Average borrowings from the Facility during the year ended October 31, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Tax Aware Equity Fund	$4,145	0.79%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended October 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2021, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	47.3%	1	27.9%
Tax Aware Real Return Fund	1	14.3	3	59.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

Tax Aware Real Return Fund invests primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	124	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	124	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	124	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952); Trustee of the Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	124	None

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	45

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	124	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	124	None

Marilyn McCoy (1948); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	124	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	124	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo* (1946); Trustee of the Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	124	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (124 funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	47

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2021, and continued to hold your shares at the end of the reporting period, October 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,098.00	$4.97	0.94%
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,095.10	7.60	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,100.20	2.91	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R6
Actual	1,000.00	1,100.80	2.33	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

JPMorgan Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,032.90	3.84	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class C
Actual	1,000.00	1,030.40	6.40	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class I
Actual	1,000.00	1,034.10	2.56	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R6
Actual	1,000.00	1,034.60	2.05	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessment as compared to the Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consid-

eration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase

Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Tax Aware Real Return Fund’s performance for Class A shares was in the second, second and first quintiles based upon the Peer Group, and in the third, fourth and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that performance for Class I shares was in the first quintile based upon the Peer Group, for both the one- and three-year periods ended December 31, 2020, and in the third, third and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that performance for Class R6 shares was in the first and second quintiles based upon the Peer Group, for the one- and three-year periods ended December 31, 2020, respectively, and in the third, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively.

The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for Class A shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	53

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2021:

Dividends Received Deduction
JPMorgan Tax Aware Equity Fund	100.00%

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2021:

Long-Term Capital Gain Distribution
JPMorgan Tax Aware Equity Fund	$191,510

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2021:

Qualified Dividend Income
JPMorgan Tax Aware Equity Fund	$6,458

Tax Exempt Income

The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2021:

Exempt Distributions Paid
JPMorgan Tax Aware Real Return Fund	$6,215

54	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of the Trust, including the Funds.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee

Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina A. Shenker
In Favor	219,183,139
Withheld	2,776,497

OCTOBER 31, 2021	J.P. MORGAN TAX AWARE FUNDS	55

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. October 2021.	AN-TA-1021

Annual Report

J.P. Morgan Funds

October 31, 2021

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 6, 2021 (Unaudited)

Dear Shareholders,

Equity markets largely rewarded investors with strong returns amid a global economic rebound in 2021 that withstood the emergence and spread of Covid variants, strained supply chains and accelerating inflation. Despite uneven progress against the pandemic, continued monetary and fiscal support helped bolster corporate profits and consumer spending throughout the twelve months ended October 21, 2021.

“Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals.” — Andrea L. Lisher

While leading central banks maintain accommodative policies throughout the period, select emerging market nations – particularly Brazil — raised interest rates and the U.S. Federal Reserve (the “Fed”) laid out a potential timetable for winding down its asset purchasing program and raising interest rates for the first time since the start of the pandemic. While the Fed initially insisted that price inflation fueled by the reopening of the global economy would likely be temporary, by the end of the period Fed officials conceded that inflation was stronger and more persistent than expected.

By the end of the period – and in subsequent weeks – financial market volatility increased amid investor uncertainty about the ongoing pandemic and concerns about the potential for the Fed to move more quickly to raise interest rates in the face of accelerating inflation. However, economic data point toward a continued rebound in the global economy into 2022.

Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2021	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

Globally, equity markets outperformed fixed income markets by a wide margin amid a global economic rebound from the initial economic shock of the pandemic. While the development and distribution of multiple vaccines unleashed a sharp increase in economic activity in the first half of the period, uneven success against the pandemic, supply chain constraints and inflationary pressure weighed on growth in the latter part of the period. Overall, U.S. equity outperformed both developed market and emerging market equities.

For the twelve months ended October 31, 2021, the S&P 500 returned 42.91%; the MSCI EAFE Index returned 34.18% and the MSCI Emerging Markets Index returned 16.96%. Within fixed income, the Bloomberg U.S. Aggregate Index returned -0.48%, the Bloomberg U.S. High Yield Index returned 10.53% and the Bloomberg Emerging Markets Index returned 3.01% for the period.

At the start of the period, global equity prices began to rebound amid development of the first vaccines against COVID-19 and its leading variants. The rally in equity prices was largely led by investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package—and the prospect of additional federal government spending – helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on equity markets in June.

In the following months global economic growth was increasingly hindered by uneven progress against the pandemic, supply chain bottlenecks and rising prices for both commodities and finished goods. Energy prices rose sharply amid a rebound in demand, which helped petroleum exporting nations but weighed on the economies of net importers. Extended inflationary pressures led to modest divergence in central bank policies at the end of the period. Leading central banks maintained their ultra-low interest rate policies, while monetary authorities in select nations, including Brazil, Norway and New Zealand, raised rates to head off rising prices.

Global equity prices largely continued their upward trajectory in the final months of the period, with the exception of a modest retreat in September 2021. While developed markets equity and emerging markets equity generally provided positive returns, equity markets slumped in select nations facing political unrest and/or rapidly rising inflationary pressures. Notably, equity prices in China were weighed down by real estate company China Evergrande’s struggles to meet debt payments as investors worried about the potential impact on financial markets. Additionally, shares of large information technology companies in China were hurt by investor uncertainty over increased domestic regulatory scrutiny.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2021

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	24.96%
MSCI All Country World Index[1]	37.28%
MSCI World Index (net of foreign withholding taxes)	40.42%
Bloomberg Global Aggregate Index (Unhedged USD) (formerly known as Bloomberg Barclays Global Aggregate Index (Unhedged USD))	(1.24)%
Global Allocation Composite Benchmark	20.93%

Net Assets as of 10/31/2021 (In Thousands)	$5,122,597

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2021, the Fund’s Class I Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the Bloomberg Global Aggregate Index (Unhedged USD) and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI All Country World Index (net of foreign withholding taxes) and 40% Bloomberg Global Aggregate Index.

Relative to the Benchmark, which is an all-equity index, the Fund’s overall underweight position in equity detracted from performance. The Fund’s allocation to U.S. equity was a leading contributor to performance relative to the Benchmark.

Relative to the Composite Benchmark, the Fund’s allocation to U.S. equity and its tilt toward cyclically oriented equities, including the financials, consumer discretionary and information technology sectors, were leading contributors to performance. The Fund’s allocation to government bonds was a leading detractor from performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers increased their overall equity allocation, preferring U.S. equity and international developed equity. The portfolio managers maintained the Fund’s allocation to corporate credit and continued to hold non-U.S. government bonds and U.S. Treasury futures.

[1]	On November 30, 2020, the MSCI All Country World Index replaced the MSCI World Index as the Fund’s benchmark index and as a component of the Fund’s Composite Index to better reflect the Fund’s global asset allocation mandate. The MSCI All Country World Index includes emerging markets while the MSCI World Index does not.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	1.6%
2.	Alphabet, Inc., Class C	1.3
3.	Amazon.com, Inc.	1.3
4.	Apple, Inc.	1.2
5.	U.S. Treasury Notes, 1.38%, 1/31/2022	1.2
6.	Novo Nordisk A/S, Class B (Denmark)	0.8
7.	Samsung Electronics Co. Ltd. (South Korea)	0.8
8.	Tesla, Inc.	0.7
9.	Wells Fargo & Co.	0.7
10.	UnitedHealth Group, Inc.	0.6

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Sirius XM Holdings, Inc.	40.0%
2.	3M Co.	13.6
3.	Campbell Soup Co.	13.3
4.	Intel Corp.	7.7
5.	Kellogg Co.	5.8
6.	Alteryx, Inc., Class A	4.1
7.	Dow, Inc.	3.9
8.	Conagra Brands, Inc.	3.6
9.	Cummins, Inc.	2.0
10.	American Airlines Group, Inc.	2.0

LONG POSITION PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	67.1%
Corporate Bonds	14.5
Foreign Government Securities	10.1
U.S. Treasury Obligations	1.2
Others (each less than 1.0%)	1.6
Short-Term Investments	5.5

SHORT POSITION PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	100.0%

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2011
With Sales Charge*		19.04%	8.96%	8.11%
Without Sales Charge		24.67	9.97	8.61
CLASS C SHARES	May 31, 2011
With CDSC**		23.02	9.41	8.18
Without CDSC		24.02	9.41	8.18
CLASS I SHARES	May 31, 2011	24.96	10.24	8.88
CLASS R2 SHARES	May 31, 2011	24.16	9.58	8.29
CLASS R3 SHARES	October 1, 2018	24.47	9.88	8.57
CLASS R4 SHARES	October 1, 2018	24.77	10.16	8.84
CLASS R5 SHARES	October 1, 2018	25.00	10.26	8.89
CLASS R6 SHARES	November 1, 2017	25.13	10.35	8.93

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI All Country World Index (net of foreign withholding taxes), the MSCI World Index (net of foreign withholding taxes), the Bloomberg Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index (net of foreign withholding taxes), the MSCI World Index (net of foreign withholding taxes), the Bloomberg Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The MSCI All Country World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index (net of foreign withholding taxes) is a

OCTOBER 31, 2021	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI All Country World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD). The Bloomberg Barclays Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 30, 2020, the Fund’s benchmark changed from the MSCI World Index (net of foreign withholding taxes) to the MSCI All Country World Index (net of foreign withholding taxes) to better reflect how the Fund is managed for comparison purposes.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2021

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	17.82%
MSCI World Index (net of foreign withholding taxes)	40.42%
Bloomberg U.S. Aggregate Index (formerly known as Bloomberg Barclays U.S. Aggregate Index)	(0.48)%
Income Builder Composite Benchmark	22.71%

Net Assets as of 10/31/21 (In Thousands)	$13,678,964

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2021, the Fund’s Class A Shares, without a sales charge, underperformed the MSCI World Index (net of foreign withholding taxes), outperformed the Bloomberg U.S. Aggregate Index and underperformed the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg U.S. Aggregate Index.

The Fund’s allocations to government bonds was the leading detractor from performance relative to the MSCI World Index, which is an equity index and holds no bonds.

Relative to the Bloomberg U.S. Aggregate Index, which primarily contains U.S. government bonds, the Fund’s allocations to a diversified set of equities contributed to performance.

Relative to the Composite Index, the Fund’s overall underweight allocation to developed markets equity detracted from performance, while the Fund’s allocation to U.S. equity and its tilt toward cyclically oriented sectors, including the financials, consumer discretionary and information technology sectors, contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers increased the Fund’s allocation to equities and preferred equity securities. The Fund largely maintained its credit allocation to participate in the global economic recovery from the pandemic as financial conditions remained easy. The portfolio managers also sought to balance credit allocations with more conservative exposures, including U.S. Treasury futures.

TOP TEN LONG HOLDINGS OF THE PORTFOLIO AS OF OCTOBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Credit Suisse AG, ELN, 7.00%, 1/26/2022, (linked to Russell 2000 Index)	2.1%
2.	Barclays Bank plc, ELN, 6.50%, 12/3/2021, (linked to Russell 2000 Index)	1.0
3.	Citigroup Global Markets Holdings Inc., ELN, 6.50%, 11/18/2021, (linked to Russell 2000 Index)	1.0
4.	BNP Paribas SA, ELN, 6.00%, 1/26/2022, (linked to Russell 2000 Index)	1.0
5.	Royal Bank of Canada, ELN, 6.00%, 12/22/2021, (linked to Russell 2000 Index)	1.0
6.	BNP Paribas SA, ELN, 7.00%, 2/3/2022, (linked to Russell 2000 Index)	1.0
7.	Prologis, Inc., REIT	0.6
8.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	0.5
9.	Roche Holding AG (Switzerland)	0.5
10.	Johnson & Johnson	0.5

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	40.9%
Corporate Bonds	33.9
Equity-Linked Notes	7.2
Collateralized Mortgage Obligations	4.0
Commercial Mortgage-Backed Securities	3.5
Loan Assignments	2.3
Asset-Backed Securities	1.5
Foreign Government Securities	1.4
Others (each less than 1.0%)	1.6
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge*		12.54%	6.28%	6.54%
Without Sales Charge		17.82	7.26	7.03
CLASS C SHARES	May 31, 2007
With CDSC**		16.18	6.72	6.60
Without CDSC		17.18	6.72	6.60
CLASS I SHARES	May 31, 2007	18.08	7.43	7.19
CLASS R6 SHARES	November 1, 2017	18.18	7.51	7.23

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/11 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and the Income Builder Composite Benchmark from October 31, 2011 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg U.S. Aggregate

Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg U.S. Aggregate Index. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2021

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 100.3%
Common Stocks — 67.3%

Argentina — 0.0% (a)

MercadoLibre, Inc. *	2	2,386

Australia — 0.6%

Afterpay Ltd. *	2	205

AGL Energy Ltd.	6	27

Ampol Ltd.	3	58

APA Group	12	75

Aristocrat Leisure Ltd.	6	218

ASX Ltd.	2	124

Aurizon Holdings Ltd.	19	48

AusNet Services Ltd.	19	36

Australia & New Zealand Banking Group Ltd.	29	618

BHP Group Ltd.	30	826

BHP Group plc	341	8,998

BlueScope Steel Ltd.	5	80

Brambles Ltd.	15	113

Cochlear Ltd.	1	111

Coles Group Ltd.	14	176

Commonwealth Bank of Australia	18	1,436

Computershare Ltd.	6	79

Crown Resorts Ltd. *	4	28

CSL Ltd.	5	1,057

Dexus, REIT	11	90

Domino’s Pizza Enterprises Ltd.	1	63

Endeavour Group Ltd.	14	70

Evolution Mining Ltd.	18	50

Fortescue Metals Group Ltd.	17	180

Glencore plc *	102	509

Goodman Group, REIT	17	280

GPT Group (The), REIT	20	77

Insurance Australia Group Ltd.	25	91

LendLease Corp. Ltd.	7	55

Macquarie Group Ltd.	4	518

Magellan Financial Group Ltd.	1	37

Medibank Pvt Ltd.	28	70

Mirvac Group, REIT	40	85

National Australia Bank Ltd.	34	732

Newcrest Mining Ltd.	8	156

Northern Star Resources Ltd.	11	78

Oil Search Ltd.	20	65

Orica Ltd.	4	47

Origin Energy Ltd.	18	68

Qantas Airways Ltd. *	9	38

QBE Insurance Group Ltd.	15	135

INVESTMENTS	SHARES (000)		VALUE ($000)

Australia — continued

Ramsay Health Care Ltd.	2		99

REA Group Ltd.	1		66

Reece Ltd.	3		45

Rio Tinto Ltd.	4		259

Rio Tinto plc	123		7,688

Santos Ltd.	19		100

Scentre Group, REIT	53		121

SEEK Ltd.	3		85

Sonic Healthcare Ltd.	5		141

South32 Ltd.	49		132

Stockland, REIT	24		84

Suncorp Group Ltd.	13		115

Sydney Airport *	13		83

Tabcorp Holdings Ltd.	23		85

Telstra Corp. Ltd.	42		123

Transurban Group	31		316

Treasury Wine Estates Ltd.	7		64

Vicinity Centres, REIT	39		51

Washington H Soul Pattinson & Co. Ltd.	2		54

Wesfarmers Ltd.	12		501

Westpac Banking Corp.	37		729

WiseTech Global Ltd.	1		58

Woodside Petroleum Ltd.	10		172

Woolworths Group Ltd.	13		373

			29,351

Austria — 0.1%

Erste Group Bank AG	96		4,134

Mondi plc	5		122

OMV AG	2		91

Raiffeisen Bank International AG	1		44

Verbund AG	1		73

voestalpine AG	1		45

Wienerberger AG	54		1,905

			6,414

Belgium — 0.4%

Ageas SA	2		87

Anheuser-Busch InBev SA	8		476

Azelis Group NV *	46		1,484

bpost SA *	144		1,235

D’ieteren Group	9		1,523

Elia Group SA/NV (b)	—	(c)	36

Etablissements Franz Colruyt NV	1		27

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Belgium — continued

Groupe Bruxelles Lambert SA	1		134

KBC Group NV	183		17,028

Proximus SADP	2		29

Sofina SA	—	(c)	70

Solvay SA	1		90

UCB SA	1		154

Umicore SA (b)	2		115

			22,488

Brazil — 0.2%

Itau Unibanco Holding SA (Preference)	427		1,767

Localiza Rent a Car SA	173		1,384

Lojas Renner SA	337		1,921

Magazine Luiza SA *	642		1,231

Porto Seguro SA	438		1,824

StoneCo Ltd., Class A * (b)	66		2,235

Suzano SA *	184		1,605

Yara International ASA	2		93

			12,060

Canada — 0.5%

Brookfield Asset Management, Inc., Class A (b)	6		378

Canadian National Railway Co.	71		9,493

Fairfax Financial Holdings Ltd.	5		1,947

TC Energy Corp.	96		5,201

Toronto-Dominion Bank (The)	119		8,626

			25,645

Chile — 0.0% (a)

Antofagasta plc	4		78

Banco Santander Chile	37,999		1,663

			1,741

China — 6.4%

Advanced Micro-Fabrication Equipment, Inc., Class A *	54		1,323

Aier Eye Hospital Group Co. Ltd., Class A	269		2,031

Alibaba Group Holding Ltd. *	1,246		25,618

Amoy Diagnostics Co. Ltd., Class A	23		289

Angel Yeast Co. Ltd., Class A	158		1,376

ANTA Sports Products Ltd.	112		1,738

Bank of Ningbo Co. Ltd., Class A	420		2,500

Beijing Kingsoft Office Software, Inc., Class A	2		74

Beijing Kingsoft Office Software, Inc., Class A	15		679

Bilibili, Inc., ADR * (b)	18		1,345

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

Bilibili, Inc., Class Z *	51	3,707

BOC Hong Kong Holdings Ltd.	38	120

BOE Technology Group Co. Ltd., Class A	4,894	3,755

BTG Hotels Group Co. Ltd., Class A *	268	1,022

Budweiser Brewing Co. APAC Ltd. (d)	791	2,169

Chacha Food Co. Ltd., Class A	115	1,025

Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	49	1,748

China Construction Bank Corp., Class H	8,474	5,767

China Merchants Bank Co. Ltd., Class A	719	6,049

China Merchants Bank Co. Ltd., Class H	712	5,967

China Molybdenum Co. Ltd., Class H	1,815	1,122

China Tourism Group Duty Free Corp. Ltd., Class A	59	2,447

Chongqing Brewery Co. Ltd., Class A *	151	3,540

Chongqing Fuling Zhacai Group Co. Ltd., Class A	171	930

Chow Tai Fook Jewellery Group Ltd.	20	41

Contemporary Amperex Technology Co. Ltd., Class A	92	9,244

Country Garden Services Holdings Co. Ltd.	260	2,002

ENN Energy Holdings Ltd.	86	1,475

ESR Cayman Ltd. * (d)	20	65

Flat Glass Group Co. Ltd., Class H	235	1,260

Foshan Haitian Flavouring & Food Co. Ltd., Class A	347	6,353

Fu Jian Anjoy Foods Co. Ltd., Class A	130	4,108

Futu Holdings Ltd., ADR * (b)	1	28

Fuyao Glass Industry Group Co. Ltd., Class A	59	454

Fuyao Glass Industry Group Co. Ltd., Class H (d)	209	1,205

Glodon Co. Ltd., Class A	101	1,165

Guangdong Haid Group Co. Ltd., Class A	119	1,219

Guangzhou Automobile Group Co. Ltd., Class H	3,062	2,890

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	101	1,808

Haier Smart Home Co. Ltd., Class H	1,822	6,786

Hangzhou Tigermed Consulting Co. Ltd., Class A	108	2,879

Han’s Laser Technology Industry Group Co. Ltd., Class A	603	4,039

Hefei Meiya Optoelectronic Technology, Inc., Class	199	1,257

Hongfa Technology Co. Ltd., Class A	139	1,605

Hualan Biological Engineering, Inc., Class A	243	1,128

Huazhu Group Ltd. *	325	1,510

Hundsun Technologies, Inc., Class A	215	2,107

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

China — continued

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,034	6,926

Jade Bird Fire Co. Ltd., Class A	687	3,396

JD.com, Inc., Class A *	151	5,914

Jiangsu Hengli Hydraulic Co. Ltd., Class A	150	1,925

Jiangsu Hengrui Medicine Co. Ltd., Class A	426	3,268

Jiangsu Hengshun Vinegar Industry Co. Ltd., Class A	217	545

Joinn Laboratories China Co. Ltd., Class A	29	713

Joinn Laboratories China Co. Ltd., Class H (d)	22	288

Kangji Medical Holdings Ltd. (b)	1,069	1,212

Kingdee International Software Group Co. Ltd. *	659	2,168

Kunlun Energy Co. Ltd.	2,138	1,947

Kweichow Moutai Co. Ltd., Class A	14	3,875

Laobaixing Pharmacy Chain JSC, Class A	131	895

LONGi Green Energy Technology Co. Ltd., Class A	322	4,909

Maxscend Microelectronics Co. Ltd., Class A	36	1,723

Meituan * (d)	266	9,065

Midea Group Co. Ltd., Class A	155	1,658

Minth Group Ltd.	510	2,027

Montage Technology Co. Ltd., Class A	82	835

NetEase, Inc.	207	4,017

NXP Semiconductors NV	92	18,492

Oppein Home Group, Inc., Class A	159	3,153

Pharmaron Beijing Co. Ltd., Class H (d)	73	1,586

Ping An Bank Co. Ltd., Class A	2,100	6,388

Ping An Insurance Group Co. of China Ltd., Class A	251	1,932

Ping An Insurance Group Co. of China Ltd., Class H	574	4,108

Poly Developments and Holdings Group Co. Ltd., Class A	1,055	2,068

Prosus NV *	10	839

Proya Cosmetics Co. Ltd., Class A	36	1,119

Qingdao Haier Biomedical Co. Ltd., Class A	23	337

Qingdao Haier Biomedical Co. Ltd., Class A	9	134

Sangfor Technologies, Inc., Class A	49	1,557

Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	200	780

Shanghai Baosight Software Co. Ltd., Class A	327	3,581

Shanghai Liangxin Electrical Co. Ltd., Class A	641	1,630

Shanghai M&G Stationery, Inc., Class A	75	740

Shanghai Putailai New Energy Technology Co. Ltd., Class A	39	1,075

Shenzhen Inovance Technology Co. Ltd., Class A	220	2,240

INVESTMENTS	SHARES (000)		VALUE ($000)

China — continued

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	70		4,073

Shenzhou International Group Holdings Ltd.	91		1,961

Silergy Corp.	13		2,148

SITC International Holdings Co. Ltd.	13		44

Skshu Paint Co. Ltd., Class A	72		1,247

StarPower Semiconductor Ltd., Class A	8		488

StarPower Semiconductor Ltd., Class A	3		162

Sunny Optical Technology Group Co. Ltd.	116		3,113

Tencent Holdings Ltd.	497		30,220

Tongwei Co. Ltd., Class A	769		6,853

Trip.com Group Ltd., ADR *	57		1,642

Venustech Group, Inc., Class A	174		692

Wanhua Chemical Group Co. Ltd., Class A	336		5,548

Will Semiconductor Co. Ltd., Class A	32		1,332

Wilmar International Ltd.	19		62

Wuliangye Yibin Co. Ltd., Class A	189		6,370

Wuxi Biologics Cayman, Inc. * (d)	405		6,135

Xinyi Solar Holdings Ltd.	1,308		2,717

XPeng, Inc., ADR * (b)	29		1,352

Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	206		1,636

Yonyou Network Technology Co. Ltd., Class A	194		962

Yunnan Energy New Material Co. Ltd.	111		5,070

Zai Lab Ltd. *	11		1,172

Zhejiang Dingli Machinery Co. Ltd., Class A	103		1,096

			326,129

Denmark — 1.2%

Ambu A/S, Class B	2		47

AP Moller — Maersk A/S, Class A (b)	—	(c)	91

AP Moller — Maersk A/S, Class B	—	(c)	171

Carlsberg A/S, Class B	37		6,072

Chr Hansen Holding A/S (b)	1		85

Coloplast A/S, Class B	1		198

Danske Bank A/S	7		118

Demant A/S *	1		53

DSV A/S	2		478

Genmab A/S *	1		297

GN Store Nord A/S	1		79

Novo Nordisk A/S, Class B	377		41,390

Novozymes A/S, Class B	2		156

Orsted A/S (b) (d)	46		6,430

Pandora A/S	17		2,403

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Denmark — continued

Rockwool International A/S, Class B	—	(c)	40

Royal Unibrew A/S	21		2,631

Tryg A/S	4		87

Vestas Wind Systems A/S	10		445

			61,271

Finland — 0.6%

Cargotec OYJ, Class B	39		2,030

Elisa OYJ	1		87

Fortum OYJ	5		135

Kesko OYJ, Class B	3		90

Kone OYJ, Class B	77		5,248

Neste OYJ	4		240

Nokia OYJ *	813		4,665

Nordea Bank Abp	992		12,145

Orion OYJ, Class B	1		46

QT Group OYJ *	19		3,016

Sampo OYJ, Class A (b)	5		271

Stora Enso OYJ, Class R	6		99

UPM-Kymmene OYJ	5		192

Wartsila OYJ Abp (b)	5		67

			28,331

France — 2.5%

Accor SA *	2		66

Adevinta ASA *	3		46

Aeroports de Paris *	—	(c)	40

Air Liquide SA	5		805

Airbus SE *	146		18,725

Alstom SA	3		115

Amundi SA (d)	1		55

Arkema SA	1		95

Atos SE	1		52

AXA SA	20		575

BioMerieux	—	(c)	53

BNP Paribas SA	89		5,981

Bollore SA	9		52

Bouygues SA	2		93

Bureau Veritas SA	3		94

Capgemini SE	70		16,417

Carrefour SA	6		113

Cie de Saint-Gobain	5		357

Cie Generale des Etablissements Michelin SCA	2		272

CNP Assurances	2		43

INVESTMENTS	SHARES (000)		VALUE ($000)

France — continued

Covivio, REIT	1		45

Credit Agricole SA	192		2,894

Danone SA	7		435

Dassault Aviation SA	—	(c)	27

Dassault Systemes SE	7		396

Edenred	3		136

Eiffage SA	1		90

Electricite de France SA	5		70

Engie SA	19		265

EssilorLuxottica SA	3		601

Eurazeo SE	—	(c)	37

Faurecia SE	1		63

Gecina SA, REIT	—	(c)	65

Getlink SE	4		69

Hermes International	—	(c)	515

Ipsen SA	—	(c)	39

Kering SA	1		575

Klepierre SA, REIT	2		50

La Francaise des Jeux SAEM (d)	52		2,721

Legrand SA	3		298

L’Oreal SA	21		9,544

LVMH Moet Hennessy Louis Vuitton SE	26		20,664

Orange SA	20		222

Orpea SA	1		55

Pernod Ricard SA	2		491

Publicis Groupe SA	2		153

Remy Cointreau SA	—	(c)	46

Renault SA *	2		70

Safran SA	68		9,131

Sanofi	12		1,163

Sartorius Stedim Biotech	—	(c)	155

SCOR SE	2		54

SEB SA	—	(c)	44

Societe Generale SA	317		10,581

Sodexo SA *	1		87

Suez SA	4		82

Teleperformance	1		250

Thales SA	1		101

TotalEnergies SE	26		1,277

Ubisoft Entertainment SA *	1		49

Unibail-Rodamco-Westfield, REIT *	1		93

Valeo	2		68

Veolia Environnement SA	7		219

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

France — continued

Vinci SA	188		20,151

Vivendi SE	7		96

Wendel SE	—	(c)	36

Worldline SA * (d)	2		141

			128,463

Germany — 2.3%

adidas AG	65		21,384

Allianz SE (Registered)	112		25,941

Aroundtown SA	10		70

BASF SE	9		673

Bayer AG (Registered)	10		565

Bayerische Motoren Werke AG	3		341

Bayerische Motoren Werke AG (Preference)	1		50

Bechtle AG	1		62

Beiersdorf AG	1		109

Brenntag SE	2		150

Carl Zeiss Meditec AG	—	(c)	82

Commerzbank AG *	10		74

Continental AG *	1		132

Covestro AG (d)	2		126

Daimler AG (Registered)	51		5,023

Deutsche Bank AG (Registered) *	21		270

Deutsche Boerse AG	18		2,975

Deutsche Lufthansa AG (Registered) *	6		40

Deutsche Post AG (Registered)	149		9,210

Deutsche Telekom AG (Registered)	245		4,549

Deutsche Wohnen SE *	3		214

DWS Group GmbH & Co. KGaA (d)	30		1,286

E.ON SE	23		288

Eckert & Ziegler Strahlen- und Medizintechnik AG	19		2,820

Evonik Industries AG	2		69

Fresenius Medical Care AG & Co. KGaA	2		143

Fresenius SE & Co. KGaA	4		192

FUCHS PETROLUB SE (Preference)	1		34

GEA Group AG	2		76

Hannover Rueck SE	1		111

HeidelbergCement AG	2		113

HelloFresh SE *	2		136

Henkel AG & Co. KGaA	1		88

Henkel AG & Co. KGaA (Preference)	2		162

Infineon Technologies AG	13		623

Jungheinrich AG (Preference)	54		2,713

KION Group AG	1		80

INVESTMENTS	SHARES (000)		VALUE ($000)

Germany — continued

Knorr-Bremse AG	1		77

LANXESS AG	1		57

LEG Immobilien SE	1		108

Merck KGaA	1		311

MTU Aero Engines AG	1		119

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	15		4,464

Nemetschek SE	1		67

Porsche Automobil Holding SE (Preference)	2		163

Puma SE	1		132

Rational AG	—	(c)	52

RWE AG	102		3,937

SAP SE	11		1,544

Sartorius AG (Preference)	—	(c)	183

Schaeffler AG (Preference)	197		1,569

Scout24 SE (d)	1		63

Siemens AG (Registered)	38		6,215

Siemens Energy AG *	4		116

Siemens Healthineers AG (d)	3		191

Symrise AG	1		181

TeamViewer AG * (d)	2		24

Telefonica Deutschland Holding AG	11		27

Uniper SE	1		57

United Internet AG (Registered)	1		40

VERBIO Vereinigte BioEnergie AG (b)	27		2,165

Volkswagen AG	—	(c)	108

Volkswagen AG (Preference)	74		16,525

Vonovia SE	6		338

Zalando SE * (d)	2		217

			120,024

Greece — 0.0% (a)

Hellenic Telecommunications Organization SA	98		1,746

Hong Kong — 0.6%

AIA Group Ltd.	1,473		16,506

CK Asset Holdings Ltd.	21		132

CK Infrastructure Holdings Ltd.	7		39

CLP Holdings Ltd.	17		166

Hang Lung Properties Ltd.	20		46

Hang Seng Bank Ltd.	8		148

Henderson Land Development Co. Ltd. (b)	15		63

HK Electric Investments & HK Electric Investments Ltd. (d)	27		27

HKT Trust & HKT Ltd.	39		53

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Hong Kong — continued

Hong Kong & China Gas Co. Ltd. (b)	113		176

Hong Kong Exchanges & Clearing Ltd.	159		9,572

Hongkong Land Holdings Ltd.	12		65

Jardine Matheson Holdings Ltd.	2		128

Link, REIT	21		185

Melco Resorts & Entertainment Ltd., ADR *	2		24

MTR Corp. Ltd.	16		85

New World Development Co. Ltd.	16		67

Power Assets Holdings Ltd. (b)	15		89

Sino Land Co. Ltd.	34		45

Sun Hung Kai Properties Ltd.	14		179

Swire Pacific Ltd., Class A	5		31

Swire Properties Ltd.	12		32

Techtronic Industries Co. Ltd.	140		2,866

WH Group Ltd. (d)	85		59

Wharf Real Estate Investment Co. Ltd.	17		96

Xinyi Glass Holdings Ltd.	18		51

			30,930

India — 0.6%

HDFC Bank Ltd., ADR	365		26,234

Infosys Ltd., ADR	289		6,436

			32,670

Indonesia — 0.4%

Bank Central Asia Tbk. PT	27,324		14,448

Bank Rakyat Indonesia Persero Tbk. PT	15,060		4,521

			18,969

Ireland — 0.1%

CRH plc	8		382

Flutter Entertainment plc *	2		322

Kerry Group plc, Class A	1		198

Kerry Group plc, Class A	—	(c)	20

Kingspan Group plc	1		164

Kingspan Group plc	—	(c)	17

Ryanair Holdings plc, ADR *	56		6,413

Smurfit Kappa Group plc	3		131

			7,647

Israel — 0.0% (a)

Azrieli Group Ltd.	—	(c)	40

Bank Hapoalim BM	12		114

Bank Leumi Le-Israel BM	15		141

Check Point Software Technologies Ltd. *	1		137

INVESTMENTS	SHARES (000)		VALUE ($000)

Israel — continued

Elbit Systems Ltd.	—	(c)	42

ICL Group Ltd.	7		61

Israel Discount Bank Ltd., Class A *	12		71

Mizrahi Tefahot Bank Ltd.	1		52

Nice Ltd. *	1		182

Teva Pharmaceutical Industries Ltd., ADR *	11		98

Wix.com Ltd. *	1		107

			1,045

Italy — 0.4%

Amplifon SpA	1		64

Assicurazioni Generali SpA	11		246

Atlantia SpA *	5		98

Davide Campari-Milano NV	6		83

DiaSorin SpA	—	(c)	58

Enel SpA	83		695

Eni SpA	26		368

Ferrari NV	14		3,339

Ferrari NV	1		305

FinecoBank Banca Fineco SpA *	6		119

Infrastrutture Wireless Italiane SpA (d)	3		38

Intesa Sanpaolo SpA (b)	1,410		4,007

Mediobanca Banca di Credito Finanziario SpA *	6		76

Moncler SpA	2		151

Nexi SpA * (d)	4		78

Poste Italiane SpA (d)	5		75

Prysmian SpA	3		98

Recordati Industria Chimica e Farmaceutica SpA	1		66

Snam SpA	21		116

Telecom Italia SpA	61		23

Telecom Italia SpA	101		36

Terna — Rete Elettrica Nazionale	14		107

UniCredit SpA	793		10,485

			20,731

Japan — 1.4%

ABC-Mart, Inc.	—	(c)	19

Acom Co. Ltd.	4		13

Advantest Corp.	2		172

Aeon Co. Ltd.	7		152

AGC, Inc.	2		100

Aisin Corp.	2		62

Ajinomoto Co., Inc.	5		141

ANA Holdings, Inc. *	2		40

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Asahi Group Holdings Ltd.	5		209

Asahi Intecc Co. Ltd.	2		53

Asahi Kasei Corp.	13		133

Astellas Pharma, Inc.	19		317

Azbil Corp.	1		55

Bandai Namco Holdings, Inc.	2		153

Bridgestone Corp.	6		261

Brother Industries Ltd.	2		44

Canon, Inc.	10		232

Capcom Co. Ltd.	2		48

Casio Computer Co. Ltd.	2		28

Central Japan Railway Co.	2		223

Chiba Bank Ltd. (The)	5		34

Chubu Electric Power Co., Inc.	7		67

Chugai Pharmaceutical Co. Ltd.	7		254

Concordia Financial Group Ltd.	11		44

Cosmos Pharmaceutical Corp.	—	(c)	31

CyberAgent, Inc.	4		69

Dai Nippon Printing Co. Ltd.	2		57

Daifuku Co. Ltd.	1		92

Dai-ichi Life Holdings, Inc.	11		223

Daiichi Sankyo Co. Ltd.	18		449

Daikin Industries Ltd.	3		548

Daito Trust Construction Co. Ltd.	1		87

Daiwa House Industry Co. Ltd.	6		188

Daiwa House REIT Investment Corp., REIT	—	(c)	63

Daiwa Securities Group, Inc.	15		82

Denso Corp.	4		319

Dentsu Group, Inc.	2		80

Disco Corp.	—	(c)	81

East Japan Railway Co.	3		193

Eisai Co. Ltd.	3		177

ENEOS Holdings, Inc.	31		125

FANUC Corp.	2		395

Fast Retailing Co. Ltd.	1		398

Fuji Electric Co. Ltd.	1		64

FUJIFILM Holdings Corp.	4		286

Fujitsu Ltd.	2		346

GLP J-REIT, REIT	—	(c)	69

GMO Payment Gateway, Inc.	—	(c)	51

Hakuhodo DY Holdings, Inc.	2		36

Hamamatsu Photonics KK	2		89

Hankyu Hanshin Holdings, Inc.	2		74

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Harmonic Drive Systems, Inc.	1		23

Hikari Tsushin, Inc.	—	(c)	31

Hino Motors Ltd.	3		27

Hirose Electric Co. Ltd.	—	(c)	50

Hisamitsu Pharmaceutical Co., Inc.	1		20

Hitachi Construction Machinery Co. Ltd.	1		35

Hitachi Ltd.	10		565

Hitachi Metals Ltd. *	2		42

Honda Motor Co. Ltd.	156		4,626

Hoshizaki Corp.	1		50

Hoya Corp.	4		559

Hulic Co. Ltd.	4		40

Ibiden Co. Ltd.	1		72

Idemitsu Kosan Co. Ltd.	2		55

Iida Group Holdings Co. Ltd.	2		37

Inpex Corp.	10		87

Isuzu Motors Ltd.	6		81

Ito En Ltd.	1		33

ITOCHU Corp.	12		348

Itochu Techno-Solutions Corp.	1		32

Japan Airlines Co. Ltd. *	1		30

Japan Exchange Group, Inc.	5		123

Japan Metropolitan Fund Invest, REIT	—	(c)	65

Japan Post Bank Co. Ltd.	4		31

Japan Post Holdings Co. Ltd. *	25		191

Japan Post Insurance Co. Ltd.	2		37

Japan Real Estate Investment Corp., REIT	—	(c)	80

Japan Tobacco, Inc.	12		241

JFE Holdings, Inc.	5		78

JSR Corp.	2		76

Kajima Corp.	5		55

Kakaku.com, Inc.	2		50

Kansai Electric Power Co., Inc. (The)	7		65

Kansai Paint Co. Ltd.	2		42

Kao Corp.	5		277

KDDI Corp.	16		502

Keio Corp.	1		56

Keisei Electric Railway Co. Ltd.	1		42

Keyence Corp.	14		8,692

Kikkoman Corp.	2		123

Kintetsu Group Holdings Co. Ltd. *	2		57

Kirin Holdings Co. Ltd.	8		144

Kobayashi Pharmaceutical Co. Ltd.	1		56

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Kobe Bussan Co. Ltd.	1		45

Koei Tecmo Holdings Co. Ltd.	1		28

Koito Manufacturing Co. Ltd.	1		62

Komatsu Ltd.	9		228

Konami Holdings Corp.	1		55

Kose Corp.	—	(c)	35

Kubota Corp.	10		222

Kurita Water Industries Ltd.	1		49

Kyocera Corp.	3		187

Kyowa Kirin Co. Ltd.	119		3,914

Lasertec Corp.	1		174

Lawson, Inc.	1		24

Lion Corp.	2		38

Lixil Corp.	3		69

M3, Inc.	5		265

Makita Corp.	2		107

Marubeni Corp.	17		142

Mazda Motor Corp. *	6		51

McDonald’s Holdings Co. Japan Ltd.	1		40

Medipal Holdings Corp.	2		34

MEIJI Holdings Co. Ltd.	1		76

Mercari, Inc. *	1		60

MINEBEA MITSUMI, Inc.	4		94

MISUMI Group, Inc.	3		121

Mitsubishi Chemical Holdings Corp.	13		108

Mitsubishi Corp.	13		407

Mitsubishi Electric Corp.	18		247

Mitsubishi Estate Co. Ltd.	12		184

Mitsubishi Gas Chemical Co., Inc.	2		32

Mitsubishi HC Capital, Inc.	7		34

Mitsubishi Heavy Industries Ltd.	3		84

Mitsubishi UFJ Financial Group, Inc.	125		683

Mitsui & Co. Ltd.	16		359

Mitsui Chemicals, Inc.	2		57

Mitsui Fudosan Co. Ltd.	9		213

Miura Co. Ltd.	1		35

Mizuho Financial Group, Inc.	24		322

MonotaRO Co. Ltd.	2		55

MS&AD Insurance Group Holdings, Inc.	5		149

Murata Manufacturing Co. Ltd.	6		438

Nabtesco Corp.	1		39

NEC Corp.	3		133

Nexon Co. Ltd.	5		85

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

NGK Insulators Ltd.	3		43

NH Foods Ltd.	1		28

Nidec Corp.	5		510

Nihon M&A Center Holdings, Inc.	3		95

Nintendo Co. Ltd.	1		486

Nippon Building Fund, Inc., REIT	—	(c)	104

Nippon Express Co. Ltd.	1		44

Nippon Paint Holdings Co. Ltd.	7		77

Nippon Prologis REIT, Inc., REIT	—	(c)	70

Nippon Sanso Holdings Corp.	2		35

Nippon Shinyaku Co. Ltd.	1		48

Nippon Steel Corp.	9		154

Nippon Telegraph & Telephone Corp.	13		367

Nippon Yusen KK	2		115

Nissan Chemical Corp.	1		72

Nissan Motor Co. Ltd. *	23		119

Nisshin Seifun Group, Inc.	2		32

Nissin Foods Holdings Co. Ltd.	1		46

Nitori Holdings Co. Ltd.	1		147

Nitto Denko Corp.	2		117

Nomura Holdings, Inc.	32		151

Nomura Real Estate Holdings, Inc.	1		29

Nomura Real Estate Master Fund, Inc., REIT	—	(c)	64

Nomura Research Institute Ltd.	4		140

NSK Ltd.	4		24

NTT Data Corp.	6		128

Obayashi Corp.	7		56

Obic Co. Ltd.	1		129

Odakyu Electric Railway Co. Ltd.	3		65

Oji Holdings Corp.	8		41

Olympus Corp.	12		256

Omron Corp.	2		182

Ono Pharmaceutical Co. Ltd.	4		80

Oracle Corp.	—	(c)	38

Oriental Land Co. Ltd.	2		316

ORIX Corp.	13		252

Orix JREIT, Inc., REIT	—	(c)	43

Osaka Gas Co. Ltd.	4		61

Otsuka Corp.	1		59

Otsuka Holdings Co. Ltd.	4		158

Pan Pacific International Holdings Corp.	4		86

Panasonic Corp.	22		276

PeptiDream, Inc. *	1		27

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Persol Holdings Co. Ltd.	2		48

Pigeon Corp.	1		28

Pola Orbis Holdings, Inc.	1		19

Rakuten Group, Inc.	9		95

Recruit Holdings Co. Ltd.	14		925

Renesas Electronics Corp. *	13		156

Resona Holdings, Inc.	22		81

Ricoh Co. Ltd.	7		66

Rinnai Corp.	—	(c)	41

Rohm Co. Ltd.	1		82

Ryohin Keikaku Co. Ltd.	2		47

Santen Pharmaceutical Co. Ltd.	4		51

SBI Holdings, Inc.	3		67

SCSK Corp.	2		30

Secom Co. Ltd.	2		150

Seiko Epson Corp.	3		50

Sekisui Chemical Co. Ltd.	4		62

Sekisui House Ltd.	6		129

Seven & i Holdings Co. Ltd.	8		319

SG Holdings Co. Ltd.	3		83

Sharp Corp.	2		26

Shimadzu Corp.	2		98

Shimano, Inc.	1		223

Shimizu Corp.	6		41

Shin-Etsu Chemical Co. Ltd.	4		642

Shionogi & Co. Ltd.	3		176

Shiseido Co. Ltd.	4		274

Shizuoka Bank Ltd. (The)	4		34

SMC Corp.	9		5,610

SoftBank Corp.	29		396

SoftBank Group Corp.	12		671

Sohgo Security Services Co. Ltd.	1		34

Sompo Holdings, Inc.	3		143

Sony Group Corp.	91		10,514

Square Enix Holdings Co. Ltd.	1		55

Stanley Electric Co. Ltd.	1		33

Subaru Corp.	6		124

SUMCO Corp.	3		65

Sumitomo Chemical Co. Ltd.	15		74

Sumitomo Corp.	11		162

Sumitomo Dainippon Pharma Co. Ltd.	2		27

Sumitomo Electric Industries Ltd.	8		101

Sumitomo Metal Mining Co. Ltd.	3		101

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Sumitomo Mitsui Financial Group, Inc.	13		432

Sumitomo Mitsui Trust Holdings, Inc.	4		115

Sumitomo Realty & Development Co. Ltd.	3		112

Suntory Beverage & Food Ltd.	1		54

Suzuki Motor Corp.	4		169

Sysmex Corp.	2		211

T&D Holdings, Inc.	5		69

Taisei Corp.	2		63

Taisho Pharmaceutical Holdings Co. Ltd.	—	(c)	16

Takeda Pharmaceutical Co. Ltd.	16		452

TDK Corp.	4		142

Terumo Corp.	7		291

THK Co. Ltd.	1		26

TIS, Inc.	2		63

Tobu Railway Co. Ltd.	2		47

Toho Co. Ltd.	1		52

Toho Gas Co. Ltd.	1		24

Tohoku Electric Power Co., Inc.	4		28

Tokio Marine Holdings, Inc.	6		337

Tokyo Century Corp.	1		29

Tokyo Electric Power Co. Holdings, Inc. *	15		40

Tokyo Electron Ltd.	2		699

Tokyo Gas Co. Ltd.	4		66

Tokyu Corp.	5		71

TOPPAN, Inc.	3		42

Toray Industries, Inc.	14		87

Toshiba Corp.	4		177

Tosoh Corp.	3		44

TOTO Ltd.	2		73

Toyo Suisan Kaisha Ltd.	1		39

Toyota Industries Corp.	2		128

Toyota Motor Corp.	108		1,906

Toyota Tsusho Corp.	2		91

Trend Micro, Inc.	1		79

Tsuruha Holdings, Inc.	—	(c)	49

Unicharm Corp.	4		166

United Urban Investment Corp., REIT	—	(c)	37

USS Co. Ltd.	2		35

Welcia Holdings Co. Ltd.	1		41

West Japan Railway Co.	2		104

Yakult Honsha Co. Ltd.	1		66

Yamada Holdings Co. Ltd.	7		28

Yamaha Corp.	1		88

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Yamaha Motor Co. Ltd.	3		84

Yamato Holdings Co. Ltd.	3		71

Yaskawa Electric Corp.	3		108

Yokogawa Electric Corp.	2		46

Z Holdings Corp.	27		166

ZOZO, Inc.	1		35

			70,157

Jordan — 0.0% (a)

Hikma Pharmaceuticals plc	2		57

Luxembourg — 0.1%

ArcelorMittal SA	100		3,396

Eurofins Scientific SE	1		161

			3,557

Macau — 0.0% (a)

Galaxy Entertainment Group Ltd. *	23		124

Sands China Ltd. *	437		996

SJM Holdings Ltd. *	21		16

Wynn Macau Ltd. *	16		14

			1,150

Mexico — 0.4%

America Movil SAB de CV, Series L	2,573		2,290

Grupo Aeroportuario del Pacifico SAB de CV, Class B * (b)	232		2,930

Grupo Aeroportuario del Sureste SAB de CV, ADR (b)	14		2,889

Grupo Financiero Banorte SAB de CV, Class O	735		4,643

Wal-Mart de Mexico SAB de CV	2,942		10,251

			23,003

Netherlands — 0.9%

ABN AMRO Bank NV, CVA (d)	4		63

Adyen NV * (d)	1		3,587

Aegon NV	18		92

Akzo Nobel NV	2		224

Argenx SE *	—	(c)	15

Argenx SE *	—	(c)	124

ASM International NV	12		5,558

ASML Holding NV	25		20,405

EXOR NV	1		104

Heineken Holding NV	1		108

Heineken NV	3		290

ING Groep NV	40		602

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

JDE Peet’s NV	1	22

Koninklijke Ahold Delhaize NV	226	7,368

Koninklijke DSM NV	2	390

Koninklijke KPN NV	36	108

Koninklijke Philips NV	9	438

Koninklijke Vopak NV (b)	1	28

NN Group NV	74	3,934

Randstad NV	1	86

Royal Dutch Shell plc, Class A	42	959

Royal Dutch Shell plc, Class B	38	866

Universal Music Group NV	7	216

Wolters Kluwer NV	3	283

		45,870

New Zealand — 0.0% (a)

a2 Milk Co. Ltd. (The) * (b)	8	35

Auckland International Airport Ltd. *	13	73

Fisher & Paykel Healthcare Corp. Ltd.	6	132

Mercury NZ Ltd.	7	30

Meridian Energy Ltd.	13	46

Ryman Healthcare Ltd.	4	45

Spark New Zealand Ltd.	19	63

Xero Ltd. *	1	155

		579

Norway — 0.1%

DNB Bank ASA	9	225

Equinor ASA	96	2,437

Gjensidige Forsikring ASA	2	51

Mowi ASA	4	130

Norsk Hydro ASA	14	101

Orkla ASA	8	74

Schibsted ASA, Class A	1	39

Schibsted ASA, Class B	1	45

Telenor ASA	7	113

		3,215

Peru — 0.1%

Credicorp Ltd.	40	5,197

Poland — 0.1%

Allegro.eu SA * (d)	144	1,633

Dino Polska SA * (d)	20	1,788

InPost SA *	2	29

		3,450

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Portugal — 0.0% (a)

EDP - Energias de Portugal SA	28	160

Galp Energia SGPS SA	5	53

Jeronimo Martins SGPS SA	3	58

		271

Russia — 0.8%

Alrosa PJSC	1,014	1,789

Coca-Cola HBC AG *	2	70

Evraz plc	5	44

Fix Price Group Ltd., GDR (e)	190	1,641

Fix Price Group Ltd., GDR (d)	49	429

Gazprom PJSC	868	4,276

LUKOIL PJSC, ADR	60	6,165

Magnitogorsk Iron & Steel Works PJSC	2,794	2,611

Rosneft Oil Co. PJSC, GDR (d)	304	2,705

Sberbank of Russia PJSC, ADR	429	8,619

Sberbank of Russia PJSC	899	4,523

Sberbank of Russia PJSC	808	4,067

Severstal PAO, GDR (d)	109	2,497

X5 Retail Group NV, GDR (d)	76	2,584

		42,020

Singapore — 0.2%

Ascendas, REIT	34	78

CapitaLand Integrated Commercial Trust, REIT	50	79

Capitaland Investment Ltd. *	27	69

City Developments Ltd.	5	25

DBS Group Holdings Ltd.	271	6,326

Genting Singapore Ltd.	61	35

Keppel Corp. Ltd.	15	59

Mapletree Commercial Trust, REIT	22	35

Mapletree Logistics Trust, REIT	31	46

Oversea-Chinese Banking Corp. Ltd.	34	300

Singapore Airlines Ltd. *	14	52

Singapore Exchange Ltd.	8	58

Singapore Technologies Engineering Ltd.	16	45

Singapore Telecommunications Ltd.	84	156

United Overseas Bank Ltd.	12	240

UOL Group Ltd.	5	25

Venture Corp. Ltd.	3	40

		7,668

South Africa — 0.4%

Anglo American plc	221	8,418

Bid Corp. Ltd.	103	2,208

INVESTMENTS	SHARES (000)	VALUE ($000)

South Africa — continued

Capitec Bank Holdings Ltd.	20	2,248

Clicks Group Ltd.	134	2,450

FirstRand Ltd.	567	2,155

Naspers Ltd., Class N	11	1,939

		19,418

South Korea — 1.5%

Delivery Hero SE * (d)	48	6,048

JYP Entertainment Corp.	53	2,401

Kakao Pay Corp. *	16	1,257

Kia Corp.	26	1,882

KIWOOM Securities Co. Ltd.	16	1,407

LG Chem Ltd.	8	5,654

LG Household & Health Care Ltd.	2	1,555

NCSoft Corp.	3	1,673

Samsung Electronics Co. Ltd.	690	41,328

Shinhan Financial Group Co. Ltd.	81	2,651

SK Hynix, Inc.	60	5,297

S-Oil Corp.	40	3,503

		74,656

Spain — 0.4%

ACS Actividades de Construccion y Servicios SA	3	66

Aena SME SA * (d)	1	124

Amadeus IT Group SA *	5	307

Banco Bilbao Vizcaya Argentaria SA	68	475

Banco Santander SA	177	670

CaixaBank SA	45	130

Cellnex Telecom SA (d)	5	319

Corp. ACCIONA Energias Renovables SA *	59	2,052

EDP Renovaveis SA	3	82

Enagas SA	3	57

Endesa SA	3	74

Ferrovial SA	5	157

Fluidra SA	58	2,229

Grifols SA	3	69

Iberdrola SA	950	11,219

Industria de Diseno Textil SA	11	403

Naturgy Energy Group SA	2	51

Red Electrica Corp. SA	4	91

Repsol SA	15	194

Siemens Gamesa Renewable Energy SA *	2	65

Telefonica SA	53	231

		19,065

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Sweden — 0.7%

Alfa Laval AB	3		138

Assa Abloy AB, Class B	10		299

Atlas Copco AB, Class A	112		7,227

Atlas Copco AB, Class B	4		214

Boliden AB	3		98

Electrolux AB, Class B	2		52

Embracer Group AB *	5		49

Epiroc AB, Class A	7		166

Epiroc AB, Class B	4		84

EQT AB	3		160

Essity AB, Class B	6		199

Evolution AB (d)	2		281

Fastighets AB Balder, Class B *	1		78

H & M Hennes & Mauritz AB, Class B (b)	8		151

Hemnet Group AB *	80		1,602

Hexagon AB, Class B	20		320

Husqvarna AB, Class B	4		60

ICA Gruppen AB	1		53

Industrivarden AB, Class A (b)	9		312

Industrivarden AB, Class C	2		52

Investment AB Latour, Class B	1		54

Investor AB, Class B *	—	(c)	1

Investor AB, Class B	19		428

Kinnevik AB, Class B *	2		97

L E Lundbergforetagen AB, Class B	1		44

Lundin Energy AB	2		80

Nibe Industrier AB, Class B	15		216

Sandvik AB	12		292

Securitas AB, Class B	3		52

Sinch AB * (d)	5		98

Skandinaviska Enskilda Banken AB, Class A	17		259

Skanska AB, Class B	3		88

SKF AB, Class B	4		89

Svenska Cellulosa AB SCA, Class B	6		96

Svenska Handelsbanken AB, Class A	544		6,241

Swedbank AB, Class A	9		200

Swedish Match AB	16		144

Tele2 AB, Class B	5		71

Telefonaktiebolaget LM Ericsson, Class B	29		322

Telia Co. AB (b)	27		107

Volvo AB, Class A	2		48

Volvo AB, Class B	693		16,167

			36,789

INVESTMENTS	SHARES (000)		VALUE ($000)

Switzerland — 2.1%

ABB Ltd. (Registered)	18		604

Adecco Group AG (Registered)	2		79

Alcon, Inc.	5		422

Baloise Holding AG (Registered)	—	(c)	75

Banque Cantonale Vaudoise (Registered)	—	(c)	24

Barry Callebaut AG (Registered)	—	(c)	83

Chocoladefabriken Lindt & Spruengli AG	—	(c)	130

Chocoladefabriken Lindt & Spruengli AG (Registered)	—	(c)	120

Cie Financiere Richemont SA (Registered)	28		3,480

Clariant AG (Registered) *	2		38

Credit Suisse Group AG (Registered)	26		271

EMS-Chemie Holding AG (Registered)	—	(c)	78

Geberit AG (Registered)	—	(c)	294

Givaudan SA (Registered)	—	(c)	452

Holcim Ltd. *	53		2,652

Interroll Holding AG (Registered)	—	(c)	1,912

Julius Baer Group Ltd.	2		163

Kuehne + Nagel International AG (Registered)	1		175

Logitech International SA (Registered)	32		2,637

Lonza Group AG (Registered)	9		7,423

Nestle SA (Registered)	238		31,380

Novartis AG (Registered)	88		7,306

Partners Group Holding AG	—	(c)	404

Roche Holding AG	36		14,101

Roche Holding AG	—	(c)	139

Schindler Holding AG	10		2,556

Schindler Holding AG (Registered)	—	(c)	52

SGS SA (Registered)	2		5,877

Sika AG (Registered)	1		487

Sonova Holding AG (Registered)	1		232

STMicroelectronics NV	7		330

Straumann Holding AG (Registered)	—	(c)	219

Swatch Group AG (The)	—	(c)	80

Swatch Group AG (The) (Registered)	1		28

Swiss Life Holding AG (Registered)	—	(c)	179

Swiss Prime Site AG (Registered)	1		78

Swisscom AG (Registered)	—	(c)	143

Swissquote Group Holding SA (Registered)	8		1,612

Temenos AG (Registered)	1		103

UBS Group AG (Registered)	37		680

Vifor Pharma AG	—	(c)	64

Zehnder Group AG	24		2,609

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Switzerland — continued

Zurich Insurance Group AG	35	15,694

		105,465

Taiwan — 1.7%

Advantech Co. Ltd.	216	2,828

AU Optronics Corp.	3,841	2,640

Chailease Holding Co. Ltd.	437	4,183

Eclat Textile Co. Ltd.	110	2,404

Global Unichip Corp.	101	2,180

Hiwin Technologies Corp.	159	1,767

Realtek Semiconductor Corp.	138	2,482

Sea Ltd., ADR * (b)	35	12,131

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	274	31,107

Taiwan Semiconductor Manufacturing Co. Ltd.	952	20,202

Taiwan Union Technology Corp.	475	1,638

Wiwynn Corp.	63	2,018

		85,580

Tanzania, United Republic of — 0.0% (a)

AngloGold Ashanti Ltd.	46	846

Thailand — 0.2%

PTT Exploration & Production PCL	1,414	5,001

Siam Commercial Bank PCL (The)	494	1,877

Thai Oil PCL	1,693	2,840

		9,718

Turkey — 0.1%

BIM Birlesik Magazalar A/S	221	1,427

D-MARKET Elektronik Hizmetler ve Ticaret A/S, ADR *	210	954

Turk Telekomunikasyon A/S	2,383	1,866

		4,247

United Arab Emirates — 0.0% (a)

NMC Health plc * ‡	3	—

United Kingdom — 1.8%

3i Group plc	10	184

abrdn plc	22	77

Admiral Group plc	2	76

Ashtead Group plc	5	382

Associated British Foods plc	4	88

AstraZeneca plc	16	1,978

Auto Trader Group plc (d)	10	81

AVEVA Group plc	1	60

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

Aviva plc	40	216

BAE Systems plc	33	247

Barclays plc	177	488

Barratt Developments plc	10	93

Berkeley Group Holdings plc	1	70

BP plc	1,477	7,078

British American Tobacco plc	23	806

British Land Co. plc (The), REIT	9	60

BT Group plc *	91	173

Bunzl plc	3	126

Burberry Group plc	4	108

CK Hutchison Holdings Ltd.	27	184

CNH Industrial NV	167	2,868

Coca-Cola Europacific Partners plc	2	109

Compass Group plc *	18	385

Croda International plc	1	182

DCC plc	1	84

Diageo plc	388	19,327

Direct Line Insurance Group plc	14	55

Entain plc *	6	167

Experian plc	9	432

GlaxoSmithKline plc	51	1,066

Halma plc	4	155

Hargreaves Lansdown plc	4	76

HSBC Holdings plc	209	1,256

HSBC Holdings plc	352	2,117

Imperial Brands plc	10	202

Informa plc *	15	108

InterContinental Hotels Group plc *	2	130

Intertek Group plc	2	110

J Sainsbury plc	18	74

JD Sports Fashion plc	5	78

Johnson Matthey plc	2	73

Just Eat Takeaway.com NV * (d)	2	131

Kingfisher plc	21	99

Land Securities Group plc, REIT	7	67

Legal & General Group plc	61	240

Linde plc	36	11,663

Linde plc	1	219

Lloyds Banking Group plc	722	494

London Stock Exchange Group plc	44	4,242

M&G plc	26	72

Melrose Industries plc	44	95

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United Kingdom — continued

National Grid plc	36		463

NatWest Group plc	59		178

Next plc	1		148

Ocado Group plc *	5		123

Pearson plc	8		63

Pepco Group NV * (d)	157		1,860

Persimmon plc	156		5,802

Petershill Partners plc * (d)	453		1,860

Phoenix Group Holdings plc	7		60

Prudential plc	172		3,514

Reckitt Benckiser Group plc	7		588

RELX plc	20		610

RELX plc	271		8,415

Rentokil Initial plc	19		151

Rolls-Royce Holdings plc *	85		154

Sage Group plc (The)	11		109

Schroders plc	1		62

Segro plc, REIT	12		217

Severn Trent plc	3		95

Smith & Nephew plc	9		154

Smiths Group plc	4		74

Spirax-Sarco Engineering plc	1		159

SSE plc	11		240

St. James’s Place plc	6		119

Standard Chartered plc	27		185

Taylor Wimpey plc	1,616		3,419

Tesco plc	78		288

Unilever plc	27		1,434

United Utilities Group plc	7		98

Vodafone Group plc	285		421

Whitbread plc *	2		91

WPP plc	12		179

			90,284

United States — 37.4%

3M Co.	1		196

Abbott Laboratories	2		223

AbbVie, Inc.	224		25,736

ABIOMED, Inc. *	1		214

Accenture plc, Class A	1		245

Activision Blizzard, Inc.	14		1,087

Adobe, Inc. *	—	(c)	228

Advance Auto Parts, Inc.	1		228

Advanced Micro Devices, Inc. *	118		14,166

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

AES Corp. (The)	8		203

Aflac, Inc.	4		200

Agilent Technologies, Inc.	1		207

Agios Pharmaceuticals, Inc. * (b)	28		1,326

Air Products and Chemicals, Inc.	1		227

Airbnb, Inc., Class A *	8		1,443

Akamai Technologies, Inc. *	2		188

Alaska Air Group, Inc. *	3		154

Albemarle Corp.	1		253

Alcoa Corp.	51		2,332

Alexandria Real Estate Equities, Inc., REIT	1		237

Align Technology, Inc. *	—	(c)	199

Alleghany Corp. *	3		1,973

Allegion plc	1		186

Alliant Energy Corp. (b)	3		195

Allstate Corp. (The)	2		189

Alnylam Pharmaceuticals, Inc. *	19		2,984

Alphabet, Inc., Class A *	1		2,227

Alphabet, Inc., Class C * (f)	23		68,581

Altice USA, Inc., Class A *	46		747

Altria Group, Inc.	4		180

Amazon.com, Inc. * (f)	20		67,054

Amcor plc	17		206

Ameren Corp.	2		199

American Airlines Group, Inc. * (b)	9		169

American Electric Power Co., Inc.	31		2,641

American Express Co.	20		3,549

American Homes 4 Rent, Class A, REIT	56		2,288

American International Group, Inc.	161		9,534

American Tower Corp., REIT	1		219

American Water Works Co., Inc.	1		225

Ameriprise Financial, Inc.	1		242

AmerisourceBergen Corp.	27		3,312

AMETEK, Inc.	34		4,525

Amgen, Inc.	1		188

Amphenol Corp., Class A	3		233

Analog Devices, Inc.	91		15,736

ANSYS, Inc. *	1		230

Anthem, Inc. (b)	1		228

AO Smith Corp.	3		211

Aon plc, Class A	1		254

APA Corp.	10		260

Apple Hospitality REIT, Inc., REIT	49		772

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Apple, Inc.	415		62,198

Applied Materials, Inc.	2		212

Aptiv plc *	1		256

Archer-Daniels-Midland Co.	3		204

Arista Networks, Inc. *	1		246

Arthur J Gallagher & Co.	1		231

Assurant, Inc.	1		208

AT&T, Inc.	7		182

Atmos Energy Corp.	2		205

Autodesk, Inc. *	1		228

Automatic Data Processing, Inc.	1		233

AutoZone, Inc. *	3		5,776

AvalonBay Communities, Inc., REIT	9		2,064

Avery Dennison Corp.	1		200

Axalta Coating Systems Ltd. *	41		1,274

Baker Hughes Co.	8		208

Ball Corp.	2		209

Bank of America Corp.	486		23,210

Bank of New York Mellon Corp. (The)	4		237

Bath & Body Works, Inc.	3		213

Baxter International, Inc.	2		190

Becton Dickinson and Co.	1		195

Berkshire Hathaway, Inc., Class B *	36		10,234

Best Buy Co., Inc.	22		2,696

Biogen, Inc. *	17		4,509

BioMarin Pharmaceutical, Inc. *	7		531

Bio-Rad Laboratories, Inc., Class A *	—	(c)	230

BJ’s Wholesale Club Holdings, Inc. *	17		999

BlackRock, Inc.	5		4,762

Blackstone, Inc.	70		9,731

Boeing Co. (The) *	14		2,884

Booking Holdings, Inc. *	8		19,587

BorgWarner, Inc.	4		180

Boston Properties, Inc., REIT	2		205

Boston Scientific Corp. *	258		11,124

Bright Horizons Family Solutions, Inc. *	26		4,318

Bristol-Myers Squibb Co.	383		22,342

Brixmor Property Group, Inc., REIT	113		2,639

Broadcom, Inc.	—	(c)	236

Broadridge Financial Solutions, Inc.	1		225

Brown-Forman Corp., Class B	3		194

Bumble, Inc., Class A *	92		4,830

Burlington Stores, Inc. *	11		3,175

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Cadence Design Systems, Inc. *	1		242

Caesars Entertainment, Inc. *	2		221

Campbell Soup Co.	5		184

Capital One Financial Corp.	64		9,693

Cardinal Health, Inc.	3		167

Carlisle Cos., Inc.	11		2,548

CarMax, Inc. *	29		3,982

Carnival Corp. *	8		187

Carrier Global Corp.	4		217

Catalent, Inc. *	35		4,883

Caterpillar, Inc.	1		203

Cboe Global Markets, Inc.	2		239

CBRE Group, Inc., Class A * (f)	25		2,650

CDW Corp.	1		224

Celanese Corp.	27		4,301

Centene Corp. *	83		5,932

CenterPoint Energy, Inc.	206		5,356

Ceridian HCM Holding, Inc. * (b)	32		4,065

Cerner Corp.	3		196

CF Industries Holdings, Inc.	37		2,084

CH Robinson Worldwide, Inc.	2		200

Charles River Laboratories International, Inc. *	—	(c)	88

Charles Schwab Corp. (The)	132		10,856

Charter Communications, Inc., Class A *	20		13,776

Chevron Corp.	78		8,975

Chipotle Mexican Grill, Inc. *	—	(c)	213

Chubb Ltd.	18		3,430

Church & Dwight Co., Inc.	2		207

Cigna Corp.	54		11,540

Cincinnati Financial Corp.	2		208

Cintas Corp. (b)	1		252

Cisco Systems, Inc.	41		2,287

Citigroup, Inc.	80		5,526

Citizens Financial Group, Inc.	105		4,991

Citrix Systems, Inc.	2		165

Claire’s Stores, Inc. * ‡	—	(c)	110

Clorox Co. (The)	1		195

CME Group, Inc.	1		232

CMS Energy Corp.	3		194

CNA Financial Corp.	26		1,150

Coca-Cola Co. (The)	340		19,186

Cognizant Technology Solutions Corp., Class A	3		221

Colgate-Palmolive Co.	3		198

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Columbia Sportswear Co.	16		1,708

Comcast Corp., Class A	286		14,714

Comerica, Inc.	3		225

CommScope Holding Co., Inc. *	97		1,041

Conagra Brands, Inc. (b)	6		191

Confluent, Inc., Class A * (b)	39		2,620

ConocoPhillips	322		23,955

Consolidated Edison, Inc.	3		205

Constellation Brands, Inc., Class A	47		10,146

Cooper Cos., Inc. (The)	10		4,237

Copart, Inc. *	37		5,774

Corning, Inc.	5		164

Corteva, Inc.	5		205

Costco Wholesale Corp.	—	(c)	245

Coterra Energy, Inc.	135		2,873

Coty, Inc., Class A *	90		766

Cracker Barrel Old Country Store, Inc.	7		900

Crowdstrike Holdings, Inc., Class A *	12		3,444

Crown Castle International Corp., REIT	1		194

CSX Corp.	7		237

Cummins, Inc.	1		209

CVS Health Corp.	43		3,860

CyberArk Software Ltd. *	—	(c)	73

CyrusOne, Inc., REIT	10		796

Danaher Corp.	1		220

Darden Restaurants, Inc.	1		208

DaVita, Inc. *	2		167

Deere & Co.	20		6,704

Delta Air Lines, Inc. *	86		3,379

Dentsply Sirona, Inc.	3		168

Devon Energy Corp.	8		308

Dexcom, Inc. *	10		6,195

Diamondback Energy, Inc.	44		4,738

Digital Realty Trust, Inc., REIT	1		208

Discover Financial Services	21		2,391

Discovery, Inc., Class A * (b)	6		147

DISH Network Corp., Class A *	53		2,172

Dollar General Corp.	10		2,299

Dollar Tree, Inc. *	2		239

Dominion Energy, Inc.	3		203

Domino’s Pizza, Inc.	—	(c)	221

Dover Corp.	28		4,797

Dow, Inc.	3		192

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

DR Horton, Inc.	2		194

DraftKings, Inc., Class A *	67		3,121

DTE Energy Co.	2		197

Duke Energy Corp.	2		204

Duke Realty Corp., REIT	4		251

DuPont de Nemours, Inc.	3		200

DXC Technology Co. * (b)	5		178

EastGroup Properties, Inc., REIT	12		2,331

Eastman Chemical Co.	91		9,464

Eaton Corp. plc	74		12,186

eBay, Inc.	3		237

Ecolab, Inc.	1		206

Edison International	60		3,798

Edwards Lifesciences Corp. *	2		230

Electronic Arts, Inc.	14		1,947

Eli Lilly & Co.	1		254

Emerson Electric Co.	2		212

Energizer Holdings, Inc.	49		1,802

Enphase Energy, Inc. *	1		330

Entegris, Inc.	41		5,710

Entergy Corp.	16		1,643

EOG Resources, Inc.	56		5,208

EP Energy Corp. *	5		409

EPAM Systems, Inc. *	4		2,432

Equifax, Inc.	15		4,096

Equinix, Inc., REIT	—	(c)	220

Equity Residential, REIT	3		236

Essex Property Trust, Inc., REIT	1		240

Estee Lauder Cos., Inc. (The), Class A	13		4,089

Etsy, Inc. *	1		253

Everest Re Group Ltd.	1		197

Evergy, Inc.	3		205

Eversource Energy	2		202

Exact Sciences Corp. *	25		2,398

Exelixis, Inc. *	105		2,262

Exelon Corp.	4		232

Expedia Group, Inc. *	1		214

Expeditors International of Washington, Inc.	2		202

Extra Space Storage, Inc., REIT	1		251

Exxon Mobil Corp.	4		233

F5 Networks, Inc. * (b)	1		230

Fastenal Co.	4		217

Federal Realty Investment Trust, REIT	13		1,560

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

FedEx Corp.	46	10,811

Ferguson plc	62	9,394

Fidelity National Information Services, Inc.	1	149

Fifth Third Bancorp	5	218

First Republic Bank	22	4,839

FirstEnergy Corp.	5	209

Fiserv, Inc. *	2	173

Five9, Inc. *	17	2,611

FleetCor Technologies, Inc. *	25	6,193

FMC Corp.	34	3,102

Ford Motor Co. *	16	278

Fortinet, Inc. *	1	257

Fortive Corp.	3	214

Fortune Brands Home & Security, Inc.	64	6,509

Fox Corp., Class A	5	217

Franklin Resources, Inc.	6	192

Freeport-McMoRan, Inc.	218	8,239

Gap, Inc. (The)	126	2,850

Garmin Ltd.	26	3,744

Gartner, Inc. *	1	245

Generac Holdings, Inc. *	16	8,159

General Dynamics Corp.	15	3,000

General Electric Co.	2	207

General Mills, Inc.	3	208

General Motors Co. *	70	3,830

Genuine Parts Co.	2	213

Gilead Sciences, Inc.	3	186

Global Payments, Inc.	33	4,701

Globe Life, Inc.	2	172

Goldman Sachs Group, Inc. (The)	1	232

Goodman Networks, Inc. * ‡	2	—

Graphic Packaging Holding Co.	71	1,409

Halliburton Co.	10	245

Hanesbrands, Inc.	10	175

Hartford Financial Services Group, Inc. (The)	53	3,830

Hasbro, Inc.	2	201

HCA Healthcare, Inc.	6	1,455

Healthpeak Properties, Inc., REIT	6	213

Henry Schein, Inc. *	3	191

Herc Holdings, Inc.	3	546

Hershey Co. (The)	1	202

Hess Corp.	25	2,055

Hewlett Packard Enterprise Co.	77	1,130

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Hilton Worldwide Holdings, Inc. *	15		2,162

Hologic, Inc. *	3		216

Home Depot, Inc. (The)	29		10,612

Honeywell International, Inc.	30		6,544

Horizon Therapeutics plc *	50		5,948

Hormel Foods Corp.	5		200

Host Hotels & Resorts, Inc., REIT *	196		3,291

Howmet Aerospace, Inc.	6		175

HP, Inc.	6		191

HubSpot, Inc. *	8		6,089

Humana, Inc.	—	(c)	226

Huntington Bancshares, Inc.	13		211

Huntington Ingalls Industries, Inc.	1		190

IDEX Corp.	1		201

IDEXX Laboratories, Inc. *	—	(c)	230

IHS Markit Ltd.	32		4,247

Illinois Tool Works, Inc.	1		210

Illumina, Inc. *	1		213

Incyte Corp. *	2		160

Ingersoll Rand, Inc. *	306		16,443

Insulet Corp. *	7		2,073

Intel Corp.	4		177

InterActiveCorp. *	10		1,588

Intercontinental Exchange, Inc.	20		2,701

International Business Machines Corp.	13		1,580

International Flavors & Fragrances, Inc.	1		216

International Paper Co.	4		174

Interpublic Group of Cos., Inc. (The)	6		225

Intuit, Inc.	9		5,654

Intuitive Surgical, Inc. *	18		6,339

Invesco Ltd.	66		1,690

IPG Photonics Corp. *	1		131

IQVIA Holdings, Inc. *	1		225

Iron Mountain, Inc., REIT (b)	5		211

ITT, Inc.	26		2,435

Jack Henry & Associates, Inc. (b)	1		216

Jacobs Engineering Group, Inc.	1		205

James Hardie Industries plc, CHDI	5		185

Jazz Pharmaceuticals plc *	24		3,186

JB Hunt Transport Services, Inc.	13		2,599

JM Smucker Co. (The) (b)	2		198

Johnson & Johnson	40		6,532

Johnson Controls International plc	3		228

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Juniper Networks, Inc.	8		225

Kansas City Southern	1		210

Kellogg Co. (b)	3		191

Keurig Dr Pepper, Inc.	56		2,022

KeyCorp	10		222

Keysight Technologies, Inc. *	28		4,969

Kimberly-Clark Corp.	2		194

Kimco Realty Corp., REIT	152		3,425

Kinder Morgan, Inc.	173		2,891

KLA Corp.	1		231

Kohl’s Corp.	57		2,759

Kraft Heinz Co. (The)	75		2,708

Kroger Co. (The)	6		224

L3Harris Technologies, Inc.	1		213

Laboratory Corp. of America Holdings *	1		212

Lam Research Corp.	11		6,436

Lamar Advertising Co., Class A, REIT	6		666

Lamb Weston Holdings, Inc.	105		5,938

Las Vegas Sands Corp. *	48		1,864

Lear Corp.	5		828

Leggett & Platt, Inc.	4		171

Leidos Holdings, Inc.	28		2,822

Lennar Corp., Class A	2		209

Liberty Broadband Corp., Class C *	20		3,222

Liberty Media Corp.-Liberty SiriusXM, Class A *	49		2,414

Liberty Media Corp.-Liberty SiriusXM, Class C *	104		5,105

Lincoln National Corp.	3		214

Live Nation Entertainment, Inc. *	2		233

LKQ Corp. *	4		218

Lockheed Martin Corp.	5		1,822

Loews Corp.(f)	114		6,372

Lowe’s Cos., Inc.	48		11,204

Lumen Technologies, Inc. (b)	14		166

Lyft, Inc., Class A *	315		14,468

LyondellBasell Industries NV, Class A	2		200

M&T Bank Corp.	40		5,855

Marathon Oil Corp.	18		287

Marathon Petroleum Corp.	43		2,865

MarketAxess Holdings, Inc.	—	(c)	190

Marriott International, Inc., Class A *	1		234

Marsh & McLennan Cos., Inc.	15		2,573

Martin Marietta Materials, Inc.	9		3,521

Masco Corp.	3		213

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Mastercard, Inc., Class A	87		29,253

Match Group, Inc. *	22		3,296

McCormick & Co., Inc. (Non-Voting)	2		185

McDonald’s Corp.	74		18,191

McKesson Corp.	28		5,747

Medtronic plc	23		2,788

Merck & Co., Inc.	28		2,479

Meta Platforms, Inc., Class A * (f)	37		12,023

MetLife, Inc.	3		202

Mettler-Toledo International, Inc. *	3		3,858

MGM Resorts International	5		240

Microchip Technology, Inc.	3		198

Micron Technology, Inc.	2		172

Microsoft Corp.	252		83,672

Mid-America Apartment Communities, Inc., REIT	17		3,545

Moderna, Inc. *	—	(c)	159

Mohawk Industries, Inc. *	17		3,066

Molson Coors Beverage Co., Class B	4		191

Mondelez International, Inc., Class A	3		198

MongoDB, Inc. *	9		4,608

Monolithic Power Systems, Inc.	—	(c)	242

Monster Beverage Corp. *	2		183

Moody’s Corp.	1		250

Moran Foods Backstop Equity * ‡	24		98

Morgan Stanley	25		2,550

Mosaic Co. (The)	6		245

Motorola Solutions, Inc.	8		2,078

MSCI, Inc.	—	(c)	237

Murphy USA, Inc.	21		3,342

MYT Holding Co. * ‡	23		120

Nasdaq, Inc.	1		249

Natera, Inc. *	27		3,039

National Vision Holdings, Inc. *	32		1,985

Neiman Marcus Group Restricted Equity *	—	(c)	18

NetApp, Inc.	3		227

Netflix, Inc. *	8		5,788

Neurocrine Biosciences, Inc. *	11		1,181

Newell Brands, Inc.	129		2,949

Newmont Corp.	4		194

News Corp., Class A	7		169

Nexstar Media Group, Inc., Class A	13		1,966

NextEra Energy, Inc.	189		16,128

Nielsen Holdings plc	7		148

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

NIKE, Inc., Class B	39		6,473

NiSource, Inc.	8		204

NMG, Inc. *	1		162

Norfolk Southern Corp.	39		11,408

Northern Trust Corp.	26		3,220

Northrop Grumman Corp.	8		2,895

NortonLifeLock, Inc.	8		192

Norwegian Cruise Line Holdings Ltd. * (b)	7		176

NOV, Inc. *	13		188

NRG Energy, Inc.	5		217

Nucor Corp.	2		220

NVIDIA Corp.	77		19,812

NVR, Inc. *	—	(c)	206

Oatly Group AB, ADR * (b)	71		912

Occidental Petroleum Corp.	58		1,956

Old Dominion Freight Line, Inc.	24		8,314

Omnicom Group, Inc.	3		180

ONEOK, Inc.	4		241

Open Lending Corp., Class A *	8		259

Oracle Corp.	3		246

O’Reilly Automotive, Inc. *	28		17,504

Organon & Co.	59		2,172

Otis Worldwide Corp.	3		207

PACCAR, Inc.	2		218

Packaging Corp. of America	29		3,971

Palo Alto Networks, Inc. *	8		4,216

Parker-Hannifin Corp.	9		2,607

Paychex, Inc.	2		247

Paycom Software, Inc. *	—	(c)	260

PayPal Holdings, Inc. *	34		7,917

Penn National Gaming, Inc. *	3		183

Pentair plc	3		218

People’s United Financial, Inc.	218		3,742

PepsiCo, Inc.	1		224

PerkinElmer, Inc.	1		216

Perrigo Co. plc	4		199

Pfizer, Inc.	5		222

PG&E Corp. *	119		1,385

Philip Morris International, Inc.	26		2,444

Phillips 66	57		4,232

Pinnacle West Capital Corp.	3		173

Pioneer Natural Resources Co.	19		3,543

PNC Financial Services Group, Inc. (The)	25		5,364

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Pool Corp.	—	(c)	239

Post Holdings, Inc. *	30		3,061

PPG Industries, Inc.	1		217

PPL Corp.	7		201

Principal Financial Group, Inc.	3		209

Procter & Gamble Co. (The)	123		17,536

Progressive Corp. (The)	122		11,587

Prologis, Inc., REIT	75		10,815

Prudential Financial, Inc.	10		1,102

Public Service Enterprise Group, Inc.	3		203

Public Storage, REIT	11		3,599

PulteGroup, Inc.	4		171

PVH Corp. *	2		198

QIAGEN NV *	2		128

Qorvo, Inc. *	1		191

QUALCOMM, Inc. (f)	50		6,599

Quanta Services, Inc.	46		5,565

Quest Diagnostics, Inc.	1		217

Ralph Lauren Corp.	19		2,440

Raymond James Financial, Inc.	2		225

Rayonier, Inc., REIT	81		3,012

Raytheon Technologies Corp.	85		7,590

Realty Income Corp., REIT	3		213

Regency Centers Corp., REIT	3		229

Regeneron Pharmaceuticals, Inc. *	31		19,831

Regions Financial Corp.	10		237

Republic Services, Inc.	2		250

ResMed, Inc.	1		211

Robert Half International, Inc.	2		257

Rockwell Automation, Inc.	1		235

Roku, Inc. *	16		4,876

Rollins, Inc.	6		200

Roper Technologies, Inc.	—	(c)	222

Ross Stores, Inc.	2		196

Royal Caribbean Cruises Ltd. *	120		10,117

Royalty Pharma plc, Class A	51		2,012

S&P Global, Inc.	9		4,255

Sabre Corp. *	158		1,643

salesforce.com, Inc. *	1		264

SBA Communications Corp., REIT	1		224

Schlumberger NV	7		226

Schneider Electric SE	108		18,616

Seagate Technology Holdings plc	140		12,498

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Sealed Air Corp.	4		212

Sempra Energy	2		192

ServiceNow, Inc. *	8		5,249

Sherwin-Williams Co. (The)	1		223

Signature Bank	11		3,202

Simon Property Group, Inc., REIT	2		244

Skyworks Solutions, Inc.	1		200

Snap, Inc., Class A *	63		3,325

Snap-on, Inc.	1		163

Snowflake, Inc., Class A *	11		3,897

SolarEdge Technologies, Inc. *	15		5,386

Southern Co. (The)	3		194

Southwest Airlines Co. *	126		5,962

Stanley Black & Decker, Inc.	42		7,599

Starbucks Corp.	2		194

State Street Corp.	228		22,494

Stellantis NV	21		413

Stellantis NV	203		4,044

STERIS plc	1		251

Stryker Corp.	1		213

Sun Communities, Inc., REIT	28		5,520

SVB Financial Group *	5		3,716

Swiss Re AG	3		298

Synchrony Financial	4		205

SYNNEX Corp.	25		2,586

Synopsys, Inc. *	14		4,814

Sysco Corp.	29		2,255

T. Rowe Price Group, Inc.	12		2,672

Take-Two Interactive Software, Inc. *	1		237

Tapestry, Inc.	46		1,789

Target Corp.	1		239

TE Connectivity Ltd.	2		221

Teledyne Technologies, Inc. *	—	(c)	223

Teleflex, Inc.	1		178

Tenaris SA	5		54

Teradyne, Inc.	25		3,411

Tesla, Inc. *	32		35,358

Texas Instruments, Inc. (f)	18		3,351

Textron, Inc.	3		219

Thermo Fisher Scientific, Inc.	26		16,330

Timken Co. (The)	17		1,211

TJX Cos., Inc. (The)	3		198

T-Mobile US, Inc. *	70		8,096

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Tractor Supply Co.	1		235

Trane Technologies plc	123		22,208

TransDigm Group, Inc. *	—	(c)	206

Travelers Cos., Inc. (The)	41		6,532

Trimble, Inc. *	3		221

Truist Financial Corp.	281		17,850

Twitter, Inc. *	4		199

Tyler Technologies, Inc. *	—	(c)	266

Tyson Foods, Inc., Class A	3		209

Uber Technologies, Inc. *	98		4,299

UDR, Inc., REIT	4		238

UiPath, Inc., Class A *	18		904

Ulta Beauty, Inc. *	1		222

Under Armour, Inc., Class A *	9		202

Union Pacific Corp.	3		745

United Airlines Holdings, Inc. *	4		167

United Parcel Service, Inc., Class B	1		223

United Rentals, Inc. *	1		237

UnitedHealth Group, Inc. (f)	69		31,671

Universal Health Services, Inc., Class B	1		156

Unum Group	7		173

US Bancorp	62		3,747

US Foods Holding Corp. *	182		6,303

Valero Energy Corp.	3		234

Ventas, Inc., REIT	4		195

VeriSign, Inc. *	1		202

Verisk Analytics, Inc.	1		242

Verizon Communications, Inc. (f)	123		6,534

Vertex Pharmaceuticals, Inc. *	44		8,117

VF Corp.	3		208

ViacomCBS, Inc.	5		180

Viatris, Inc.	120		1,596

Visa, Inc., Class A	1		189

Vulcan Materials Co.	1		222

Walgreens Boots Alliance, Inc.	4		188

Walmart, Inc.	1		214

Walt Disney Co. (The) *	27		4,614

Waste Management, Inc.	1		232

Waters Corp. *	1		212

WEC Energy Group, Inc.	2		197

Wells Fargo & Co. (f)	655		33,494

Welltower, Inc., REIT	16		1,249

West Pharmaceutical Services, Inc.	1		219

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Western Digital Corp. *	3		145

Western Union Co. (The)	8		150

Westinghouse Air Brake Technologies Corp. (b)	3		236

Westlake Chemical Corp.	8		808

WestRock Co.	54		2,611

WEX, Inc. *	15		2,310

Weyerhaeuser Co., REIT	119		4,236

Whirlpool Corp.	1		177

Whiting Petroleum Corp. *	2		116

Williams Cos., Inc. (The)	100		2,803

Willis Towers Watson plc	8		1,881

Wolfspeed, Inc. * (b)	27		3,228

Workday, Inc., Class A *	27		7,776

WR Berkley Corp.	3		205

WW Grainger, Inc.	—	(c)	203

Wynn Resorts Ltd. *	2		141

Xcel Energy, Inc.	63		4,062

Xilinx, Inc.	1		268

Xylem, Inc.	2		229

Yum! Brands, Inc.	2		207

Zebra Technologies Corp., Class A *	9		4,575

Zimmer Biomet Holdings, Inc.	144		20,626

Zions Bancorp NA	4		223

Zoetis, Inc.	1		250

Zscaler, Inc. *	26		8,207

			1,915,550

Total Common Stocks (Cost $2,584,352)			3,445,853

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 14.6%

Australia — 0.2%

FMG Resources August 2006 Pty. Ltd.

4.50%, 9/15/2027 (e)	6,065		6,338

4.38%, 4/1/2031 (e)	5,893		5,967

			12,305

Brazil — 0.0% (a)

Vale Overseas Ltd.

6.88%, 11/21/2036	301		392

6.88%, 11/10/2039 (b)	526		694

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Brazil — continued

Vale SA 5.63%, 9/11/2042		511	606

			1,692

Canada — 0.7%

1011778 BC ULC 4.00%, 10/15/2030 (e)		205	198

Canadian Natural Resources Ltd. 6.75%, 2/1/2039		10	14

Cenovus Energy, Inc.

5.25%, 6/15/2037		704	844

6.75%, 11/15/2039		388	532

5.40%, 6/15/2047 (b)		700	875

Emera US Finance LP 4.75%, 6/15/2046		500	599

Garda World Security Corp.

4.63%, 2/15/2027 (e)		95	94

9.50%, 11/1/2027 (e)		130	140

GFL Environmental, Inc.

3.75%, 8/1/2025 (e)		255	262

4.00%, 8/1/2028 (e)		195	190

3.50%, 9/1/2028 (e)		6,093	6,063

MEG Energy Corp. 6.50%, 1/15/2025 (e)		168	172

Methanex Corp.

5.25%, 12/15/2029 (b)		4,144	4,392

5.65%, 12/1/2044		3,092	3,208

NOVA Chemicals Corp.

4.88%, 6/1/2024 (e)		75	78

5.00%, 5/1/2025 (e)		278	293

5.25%, 6/1/2027 (e)		101	106

Ontario Teachers’ Finance Trust

1.10%, 10/19/2027 (e)	CAD	773	592

0.05%, 11/25/2030 (d)	EUR	5,225	5,814

Open Text Holdings, Inc. 4.13%, 2/15/2030 (e)		537	546

Parkland Corp. 4.50%, 10/1/2029 (e)		4,282	4,309

Province of Ontario 0.10%, 5/19/2028 (d)	EUR	2,955	3,367

Suncor Energy Ventures Corp. 6.00%, 4/1/2042 (e)		650	744

Teck Resources Ltd.

3.90%, 7/15/2030		10	11

6.13%, 10/1/2035 (b)		154	199

6.00%, 8/15/2040		350	453

6.25%, 7/15/2041 (b)		343	459

5.20%, 3/1/2042		380	454

5.40%, 2/1/2043		350	434

TransAlta Corp. 6.50%, 3/15/2040 (b)		835	984

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

Canada — continued

Videotron Ltd. 5.13%, 4/15/2027 (e)		535	553

Yamana Gold, Inc. 2.63%, 8/15/2031 (e)		10	10

			36,989

Chile — 0.0% (a)

Celulosa Arauco y Constitucion SA 5.50%, 11/2/2047		355	408

China — 0.1%

China Development Bank

0.38%, 11/16/2021 (d)	EUR	1,270	1,467

2.63%, 1/24/2022 (d)		3,000	3,013

NXP BV

4.30%, 6/18/2029 (e)		958	1,078

3.40%, 5/1/2030 (e)		578	618

			6,176

Finland — 0.1%

Nokia OYJ

4.38%, 6/12/2027		372	400

6.63%, 5/15/2039		3,793	5,101

			5,501

France — 0.2%

Altice France SA 5.13%, 7/15/2029 (e)		980	954

Dexia Credit Local SA

0.75%, 1/25/2023 (d)	EUR	3,500	4,103

1.63%, 12/8/2023 (d)	GBP	2,800	3,881

1.25%, 11/26/2024 (d)	EUR	2,100	2,523

			11,461

Germany — 0.1%

Kreditanstalt fuer Wiederaufbau 0.00%, 12/15/2022	EUR	3,000	3,490

TK Elevator US Newco, Inc. 5.25%, 7/15/2027 (e)		200	204

			3,694

Italy — 0.4%

Telecom Italia Capital SA

6.38%, 11/15/2033		2,424	2,781

6.00%, 9/30/2034		4,070	4,528

7.20%, 7/18/2036		4,077	4,953

7.72%, 6/4/2038		4,635	5,910

			18,172

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Japan — 0.0% (a)

Development Bank of Japan, Inc. 3.13%, 9/6/2023 (e)		1,850	1,934

Luxembourg — 0.1%

Altice Financing SA 5.00%, 1/15/2028 (e)		340	328

Altice France Holding SA 10.50%, 5/15/2027 (e)		223	242

ArcelorMittal SA

4.25%, 7/16/2029		10	11

7.00%, 10/15/2039 (g)		686	956

6.75%, 3/1/2041 (g)		707	974

Intelsat Jackson Holdings SA 8.00%, 2/15/2024 (e) (g) (h)		441	451

			2,962

Macau — 0.0% (a)

Sands China Ltd. 4.38%, 6/18/2030		830	846

Netherlands — 0.1%

BNG Bank NV 4.75%, 3/6/2023 (d)	AUD	602	476

Trivium Packaging Finance BV 5.50%, 8/15/2026 (e) (g)		329	342

UPC Broadband Finco BV 4.88%, 7/15/2031 (e)		5,882	5,980

			6,798

Saudi Arabia — 0.0% (a)

Saudi Arabian Oil Co. 1.25%, 11/24/2023 (e)		400	400

Singapore — 0.3%

Temasek Financial I Ltd.

0.50%, 3/1/2022 (d)	EUR	2,000	2,316

3.63%, 8/1/2028 (e)		6,158	6,861

1.63%, 8/2/2031 (b) (e)		2,593	2,505

2.38%, 8/2/2041 (b) (e)		2,538	2,485

			14,167

South Korea — 0.2%

Korea Development Bank (The)

3.00%, 3/19/2022		1,087	1,097

1.75%, 12/15/2022 (d)	GBP	2,450	3,387

2.13%, 10/1/2024		1,826	1,893

Korea Southern Power Co. Ltd. 0.75%, 1/27/2026 (e)		2,155	2,081

			8,458

Spain — 0.1%

Cellnex Finance Co. SA 3.88%, 7/7/2041 (b) (e)		200	196

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

Spain — continued

Telefonica Emisiones SA

5.21%, 3/8/2047	150	189

4.90%, 3/6/2048	150	183

5.52%, 3/1/2049	2,707	3,571

		4,139

United Kingdom — 0.4%

INEOS Quattro Finance 2 plc 3.38%, 1/15/2026 (e)	200	199

Marks & Spencer plc 7.13%, 12/1/2037 (e)	2,475	2,958

Rolls-Royce plc 5.75%, 10/15/2027 (e)	3,961	4,383

Virgin Media Secured Finance plc

5.50%, 5/15/2029 (e)	445	469

4.50%, 8/15/2030 (e)	846	845

Vmed O2 UK Financing I plc

4.25%, 1/31/2031 (e)	5,106	4,971

4.75%, 7/15/2031 (e)	3,635	3,653

		17,478

United States — 11.6%

Acadia Healthcare Co., Inc.

5.50%, 7/1/2028 (e)	235	245

5.00%, 4/15/2029 (e)	95	97

ACCO Brands Corp. 4.25%, 3/15/2029 (e)	923	913

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (e)	200	204

Adient US LLC 9.00%, 4/15/2025 (e)	140	150

ADT Security Corp. (The) 4.88%, 7/15/2032 (e)	95	95

AECOM 5.13%, 3/15/2027	473	522

AES Corp. (The) 2.45%, 1/15/2031	10	10

Albemarle Corp. 5.45%, 12/1/2044	358	461

Albertsons Cos., Inc.

3.25%, 3/15/2026 (e)	118	120

4.63%, 1/15/2027 (e)	330	345

3.50%, 3/15/2029 (e)	326	321

4.88%, 2/15/2030 (e)	235	252

Alcoa Nederland Holding BV 6.13%, 5/15/2028 (e)	300	322

Allegheny Technologies, Inc. 5.88%, 12/1/2027 (b)	235	247

Allegion plc 3.50%, 10/1/2029	550	592

Allied Universal Holdco LLC

6.63%, 7/15/2026 (e)	90	95

9.75%, 7/15/2027 (e)	85	91

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Allison Transmission, Inc.

4.75%, 10/1/2027 (e)	98	102

5.88%, 6/1/2029 (e)	155	167

3.75%, 1/30/2031 (e)	122	117

Ally Financial, Inc. 5.75%, 11/20/2025	335	380

AMC Entertainment Holdings, Inc. 12.00% (PIK), 6/15/2026 (e) (i)	171	162

American Airlines, Inc.

5.50%, 4/20/2026 (e)	160	168

5.75%, 4/20/2029 (e)	4,832	5,200

American Axle & Manufacturing, Inc.

6.25%, 3/15/2026	253	260

6.50%, 4/1/2027 (b)	107	112

5.00%, 10/1/2029 (b)	185	177

American Tower Corp. REIT, 2.95%, 1/15/2051	10	10

AmeriGas Partners LP 5.50%, 5/20/2025	310	336

Antero Midstream Partners LP 5.38%, 6/15/2029 (e)	240	251

Antero Resources Corp.

8.38%, 7/15/2026 (e)	105	118

5.38%, 3/1/2030 (e)	190	201

Apache Corp.

4.63%, 11/15/2025	147	159

4.88%, 11/15/2027	169	183

Aramark Services, Inc. 5.00%, 4/1/2025 (e)	123	126

Arches Buyer, Inc. 4.25%, 6/1/2028 (e)	235	237

Archrock Partners LP 6.88%, 4/1/2027 (e)	85	89

Arconic Corp.

6.00%, 5/15/2025 (e)	200	209

6.13%, 2/15/2028 (e)	245	258

Ardagh Packaging Finance plc

4.13%, 8/15/2026 (e)	440	449

5.25%, 8/15/2027 (e)	220	219

Ashland LLC 6.88%, 5/15/2043	840	1,092

Atkore, Inc. 4.25%, 6/1/2031 (e)	1,618	1,634

Avantor Funding, Inc. 4.63%, 7/15/2028 (e)	282	293

Avis Budget Car Rental LLC 5.75%, 7/15/2027 (b) (e)	287	300

Axalta Coating Systems LLC 4.75%, 6/15/2027 (e)	260	267

B&G Foods, Inc. 5.25%, 4/1/2025	135	138

Ball Corp. 2.88%, 8/15/2030	2,713	2,608

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Bath & Body Works, Inc.

7.50%, 6/15/2029	245	277

6.88%, 11/1/2035	4,048	4,918

6.75%, 7/1/2036	4,713	5,657

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (e)	450	478

8.50%, 1/31/2027 (e)	520	552

Bausch Health Cos., Inc.

6.13%, 4/15/2025 (e)	182	185

9.00%, 12/15/2025 (e)	220	231

5.00%, 1/30/2028 (e)	1,102	1,017

4.88%, 6/1/2028 (e)	340	350

5.00%, 2/15/2029 (e)	142	130

5.25%, 1/30/2030 (e)	102	92

5.25%, 2/15/2031 (e)	113	102

Becton Dickinson and Co. 3.79%, 5/20/2050	10	11

Berry Global, Inc. 4.88%, 7/15/2026 (e)	263	275

Boeing Co. (The)

3.50%, 3/1/2039	471	478

6.88%, 3/15/2039 (b)	300	419

5.88%, 2/15/2040	880	1,121

5.71%, 5/1/2040	10	13

3.38%, 6/15/2046	8	8

3.90%, 5/1/2049	19	20

3.75%, 2/1/2050	10	10

5.81%, 5/1/2050	314	430

3.95%, 8/1/2059	1,500	1,587

5.93%, 5/1/2060	1,480	2,083

Boise Cascade Co. 4.88%, 7/1/2030 (e)	473	497

Broadcom, Inc.

3.50%, 2/15/2041 (e)	10	10

3.75%, 2/15/2051 (e)	10	10

Buckeye Partners LP

4.13%, 3/1/2025 (e)	379	388

4.50%, 3/1/2028 (e)	1,871	1,848

5.85%, 11/15/2043	2,126	2,096

Builders FirstSource, Inc. 4.25%, 2/1/2032 (e)	5,945	5,992

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	10	10

BWX Technologies, Inc. 4.13%, 4/15/2029 (e)	340	345

Caesars Resort Collection LLC 5.75%, 7/1/2025 (e)	331	348

Calpine Corp.

5.13%, 3/15/2028 (e)	375	373

3.75%, 3/1/2031 (e)	6,267	6,017

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Carnival Corp.

10.50%, 2/1/2026 (e)	70	81

9.88%, 8/1/2027 (e)	175	202

Carrier Global Corp.

3.38%, 4/5/2040	10	10

3.58%, 4/5/2050	10	11

CCO Holdings LLC

5.50%, 5/1/2026 (e)	107	111

5.13%, 5/1/2027 (e)	965	1,000

5.00%, 2/1/2028 (e)	647	673

4.75%, 3/1/2030 (e)	747	771

4.25%, 2/1/2031 (e)	889	885

4.50%, 5/1/2032	2,532	2,544

CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (e)	185	195

CDK Global, Inc.

4.88%, 6/1/2027	80	83

5.25%, 5/15/2029 (e)	93	100

CDW LLC 4.25%, 4/1/2028	277	287

Cedar Fair LP

5.50%, 5/1/2025 (e)	180	187

5.38%, 4/15/2027	101	104

Centene Corp. 4.63%, 12/15/2029	1,188	1,282

Central Garden & Pet Co.

4.13%, 10/15/2030	5,871	5,915

4.13%, 4/30/2031 (e)	235	235

Century Communities, Inc. 3.88%, 8/15/2029 (e)	10	10

CF Industries, Inc.

4.95%, 6/1/2043	2,082	2,532

5.38%, 3/15/2044	3,953	5,066

Charter Communications Operating LLC

6.48%, 10/23/2045	291	402

5.75%, 4/1/2048	986	1,260

4.80%, 3/1/2050	1,339	1,522

6.83%, 10/23/2055	281	417

3.85%, 4/1/2061	3,262	3,154

4.40%, 12/1/2061	487	517

Chemours Co. (The) 5.38%, 5/15/2027	365	385

Cheniere Energy Partners LP

4.00%, 3/1/2031 (e)	75	78

3.25%, 1/31/2032 (e)	100	99

Cheniere Energy, Inc. 4.63%, 10/15/2028	104	109

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Chesapeake Energy Corp. 5.88%, 2/1/2029 (e)	315	335

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (e)	205	209

Cinemark USA, Inc. 8.75%, 5/1/2025 (e)	150	161

Clarios Global LP

6.75%, 5/15/2025 (e)	234	247

6.25%, 5/15/2026 (e)	90	94

Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (e)	295	292

Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/2028 (e)	128	133

Clear Channel Worldwide Holdings, Inc. 5.13%, 8/15/2027 (e)	630	646

Clearway Energy Operating LLC 3.75%, 2/15/2031 (e)	10	10

Cleveland-Cliffs, Inc. 4.63%, 3/1/2029 (e)	153	159

CNX Resources Corp. 7.25%, 3/14/2027 (e)	185	197

CommScope, Inc.

6.00%, 3/1/2026 (e)	560	577

8.25%, 3/1/2027 (e)	255	260

Community Health Systems, Inc.

5.63%, 3/15/2027 (e)	106	111

4.75%, 2/15/2031 (e)	400	400

Comstock Resources, Inc. 6.75%, 3/1/2029 (e)	121	130

Conagra Brands, Inc.

8.25%, 9/15/2030	143	207

5.40%, 11/1/2048	10	14

Constellation Brands, Inc.

5.25%, 11/15/2048	10	13

3.75%, 5/1/2050	10	11

Continental Resources, Inc.

5.75%, 1/15/2031 (e)	205	245

4.90%, 6/1/2044	4,478	5,081

Coterra Energy, Inc. 4.38%, 3/15/2029 (e)	10	11

Crestwood Midstream Partners LP 5.75%, 4/1/2025	206	211

Crown Castle International Corp. REIT, 2.90%, 4/1/2041 (b)	10	10

CSC Holdings LLC

5.50%, 4/15/2027 (e)	335	346

5.38%, 2/1/2028 (e)	200	206

6.50%, 2/1/2029 (e)	200	214

5.75%, 1/15/2030 (e)	400	395

4.13%, 12/1/2030 (e)	5,920	5,668

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

3.38%, 2/15/2031 (e)	6,477	5,899

4.50%, 11/15/2031 (e)	6,012	5,825

Dana, Inc.

5.38%, 11/15/2027	155	162

4.25%, 9/1/2030 (b)	10	10

DaVita, Inc. 4.63%, 6/1/2030 (e)	475	477

DCP Midstream Operating LP

5.38%, 7/15/2025	433	478

8.13%, 8/16/2030	350	474

6.45%, 11/3/2036 (e)	406	524

5.60%, 4/1/2044	934	1,121

Dell International LLC

8.10%, 7/15/2036	300	454

8.35%, 7/15/2046	300	499

Dell, Inc.

7.10%, 4/15/2028	320	412

6.50%, 4/15/2038 (b)	480	637

Delta Air Lines, Inc.

4.50%, 10/20/2025 (e)	127	135

4.38%, 4/19/2028 (b)	4,436	4,731

4.75%, 10/20/2028 (e)	180	200

3.75%, 10/28/2029 (b)	4,613	4,688

Devon Energy Corp.

4.50%, 1/15/2030 (e)	538	585

5.60%, 7/15/2041	10	13

4.75%, 5/15/2042	56	65

5.00%, 6/15/2045 (b)	929	1,130

Diamond Sports Group LLC 5.38%, 8/15/2026 (b) (e)	207	117

DIRECTV Holdings LLC 5.88%, 8/15/2027 (e)	285	295

Discovery Communications LLC

5.20%, 9/20/2047	1,121	1,403

5.30%, 5/15/2049	1,450	1,849

4.65%, 5/15/2050 (b)	10	12

4.00%, 9/15/2055	10	10

DISH DBS Corp.

5.88%, 11/15/2024	1,150	1,225

7.75%, 7/1/2026	489	543

Diversified Healthcare Trust REIT, 4.38%, 3/1/2031	2,253	2,177

DT Midstream, Inc. 4.38%, 6/15/2031 (e)	335	339

Dycom Industries, Inc. 4.50%, 4/15/2029 (e)	3,875	3,933

Eastman Chemical Co. 4.65%, 10/15/2044	10	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Edgewell Personal Care Co. 5.50%, 6/1/2028 (e)	250	262

Edison International

5.75%, 6/15/2027	450	516

4.13%, 3/15/2028 (b)	450	482

Elanco Animal Health, Inc. 5.90%, 8/28/2028 (g)	1,166	1,363

Element Solutions, Inc. 3.88%, 9/1/2028 (e)	235	235

Embarq Corp. 8.00%, 6/1/2036	2,428	2,683

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (b) (e)	637	612

Enable Midstream Partners LP 5.00%, 5/15/2044 (g)	102	111

Encompass Health Corp. 4.50%, 2/1/2028	335	341

Energizer Holdings, Inc. 4.38%, 3/31/2029 (e)	390	374

Energy Transfer LP

6.50%, 2/1/2042	10	13

5.35%, 5/15/2045	430	508

5.30%, 4/15/2047 (b)	576	683

5.40%, 10/1/2047	929	1,115

6.00%, 6/15/2048	160	204

6.25%, 4/15/2049	450	598

5.00%, 5/15/2050	677	793

EnerSys 4.38%, 12/15/2027 (e)	845	887

EnLink Midstream LLC

5.63%, 1/15/2028 (e)	3,944	4,182

5.38%, 6/1/2029	5,755	5,956

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (j) (k) (l)	230	184

4.40%, 4/1/2024	105	110

5.05%, 4/1/2045 (b)	3,053	2,908

5.45%, 6/1/2047	6,263	6,263

EPR Properties

REIT, 4.75%, 12/15/2026	455	495

REIT, 4.95%, 4/15/2028	2,270	2,485

EQM Midstream Partners LP

6.00%, 7/1/2025 (e)	270	293

4.13%, 12/1/2026	160	164

5.50%, 7/15/2028	4,654	5,126

4.50%, 1/15/2029 (e)	4,513	4,643

4.75%, 1/15/2031 (e)	3,250	3,365

6.50%, 7/15/2048	4,676	5,562

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

EQT Corp.

3.00%, 10/1/2022 (b)	160	162

6.63%, 2/1/2025 (g)	200	225

7.50%, 2/1/2030 (b) (g)	3,320	4,250

Equinix, Inc.

REIT, 3.20%, 11/18/2029	334	352

REIT, 2.15%, 7/15/2030	180	175

FirstEnergy Corp.

Series B, 4.40%, 7/15/2027 (g)	285	309

2.65%, 3/1/2030	477	469

Series B, 2.25%, 9/1/2030	374	360

Series C, 7.38%, 11/15/2031	96	131

Series C, 5.35%, 7/15/2047 (g)	1,830	2,221

Series C, 3.40%, 3/1/2050	1,314	1,303

FirstEnergy Transmission LLC

5.45%, 7/15/2044 (e)	1,472	1,863

4.55%, 4/1/2049 (e)	2,420	2,828

Flowserve Corp. 3.50%, 10/1/2030 (b)	600	628

Fluor Corp. 4.25%, 9/15/2028 (b)	5,883	6,118

FMC Corp. 3.45%, 10/1/2029 (b)	10	11

Ford Motor Co.

9.00%, 4/22/2025	233	280

9.63%, 4/22/2030	3,462	4,987

5.29%, 12/8/2046	5,039	5,782

Ford Motor Credit Co. LLC

4.06%, 11/1/2024	420	440

5.13%, 6/16/2025	235	255

4.39%, 1/8/2026	750	803

4.13%, 8/17/2027	380	403

Freeport-McMoRan, Inc.

4.38%, 8/1/2028	535	557

4.25%, 3/1/2030	596	629

4.63%, 8/1/2030	112	121

5.40%, 11/14/2034	3,594	4,391

5.45%, 3/15/2043	3,920	4,931

Frontier Communications Holdings LLC 5.88%, 10/15/2027 (e)	182	191

Gap, Inc. (The) 3.63%, 10/1/2029 (e)	130	127

Gartner, Inc.

4.50%, 7/1/2028 (e)	135	140

3.63%, 6/15/2029 (e)	350	352

3.75%, 10/1/2030 (e)	862	874

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

General Motors Co.

6.60%, 4/1/2036	320	433

6.25%, 10/2/2043	28	38

5.20%, 4/1/2045	10	12

6.75%, 4/1/2046	325	472

5.40%, 4/1/2048	10	13

5.95%, 4/1/2049 (b)	67	91

Genesis Energy LP

6.25%, 5/15/2026	192	186

7.75%, 2/1/2028	114	112

Global Net Lease, Inc. REIT, 3.75%, 12/15/2027 (e)	10	10

Global Payments, Inc.

3.20%, 8/15/2029	502	525

2.90%, 5/15/2030	594	606

4.15%, 8/15/2049	10	11

GLP Capital LP

REIT, 4.00%, 1/15/2030	1,368	1,451

REIT, 4.00%, 1/15/2031	609	649

Goodyear Tire & Rubber Co. (The)

5.00%, 7/15/2029 (e)	5,083	5,363

5.25%, 4/30/2031	4,373	4,679

5.25%, 7/15/2031 (e)	5,157	5,488

5.63%, 4/30/2033	2,520	2,709

Graphic Packaging International LLC 3.50%, 3/15/2028 (e)	400	403

Greif, Inc. 6.50%, 3/1/2027 (e)	104	108

Griffon Corp. 5.75%, 3/1/2028	250	261

Group 1 Automotive, Inc. 4.00%, 8/15/2028 (e)	330	330

Hasbro, Inc.

3.90%, 11/19/2029	460	505

6.35%, 3/15/2040	320	440

5.10%, 5/15/2044	824	1,007

HAT Holdings I LLC REIT, 3.75%, 9/15/2030 (e)	2,645	2,628

HCA, Inc.

5.63%, 9/1/2028	1,226	1,437

5.88%, 2/1/2029	1,005	1,196

3.50%, 9/1/2030	4,266	4,486

7.50%, 11/15/2095	2,000	2,986

Herc Holdings, Inc. 5.50%, 7/15/2027 (e)	320	334

Hess Corp. 5.80%, 4/1/2047	360	481

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Hilton Domestic Operating Co., Inc.

3.75%, 5/1/2029 (e)	245	245

4.88%, 1/15/2030	466	497

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	127	131

HollyFrontier Corp. 4.50%, 10/1/2030	10	11

Hologic, Inc. 3.25%, 2/15/2029 (e)	345	342

Howard Hughes Corp. (The) 4.38%, 2/1/2031 (e)	10	10

Howmet Aerospace, Inc.

5.13%, 10/1/2024	148	162

5.90%, 2/1/2027	233	267

6.75%, 1/15/2028	769	935

5.95%, 2/1/2037	4,874	5,865

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	105	119

Huntington Ingalls Industries, Inc. 2.04%, 8/16/2028 (e)	10	10

Hyatt Hotels Corp. 5.75%, 4/23/2030 (b)	759	914

Icahn Enterprises LP

6.38%, 12/15/2025	96	98

6.25%, 5/15/2026	241	252

5.25%, 5/15/2027	3,404	3,540

4.38%, 2/1/2029	4,272	4,291

iHeartCommunications, Inc.

8.38%, 5/1/2027	68	73

5.25%, 8/15/2027 (e)	420	429

Imola Merger Corp. 4.75%, 5/15/2029 (e)	385	396

International Game Technology plc 6.50%, 2/15/2025 (e)	300	333

IQVIA, Inc. 5.00%, 5/15/2027 (e)	317	329

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (e)	115	119

REIT, 4.88%, 9/15/2029 (e)	253	261

REIT, 5.25%, 7/15/2030 (e)	5,450	5,691

REIT, 4.50%, 2/15/2031 (e)	6,087	6,148

REIT, 5.63%, 7/15/2032 (e)	5,604	5,968

Jabil, Inc.

3.60%, 1/15/2030	822	893

3.00%, 1/15/2031	450	461

Jazz Securities DAC 4.38%, 1/15/2029 (e)	385	396

JBS USA LUX SA

6.75%, 2/15/2028 (e)	305	329

3.75%, 12/1/2031 (e)	10	10

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Kaiser Aluminum Corp.

4.63%, 3/1/2028 (e)	280	283

4.50%, 6/1/2031 (e)	2,688	2,635

Kennedy-Wilson, Inc. 4.75%, 3/1/2029	290	296

Kohl’s Corp.

3.38%, 5/1/2031 (b)	10	10

5.55%, 7/17/2045 (b)	429	499

Kraft Heinz Foods Co.

5.20%, 7/15/2045	738	938

5.50%, 6/1/2050	3,845	5,152

LABL, Inc.

6.75%, 7/15/2026 (e)	360	372

10.50%, 7/15/2027 (e)	95	101

Ladder Capital Finance Holdings LLLP REIT, 4.75%, 6/15/2029 (e)	250	252

Lamar Media Corp.

4.00%, 2/15/2030	260	264

3.63%, 1/15/2031	11	11

Lamb Weston Holdings, Inc.

4.88%, 11/1/2026 (e)	199	204

4.88%, 5/15/2028 (b) (e)	10	11

Las Vegas Sands Corp. 3.90%, 8/8/2029 (b)	550	560

Leidos, Inc. 4.38%, 5/15/2030	520	582

Level 3 Financing, Inc.

5.25%, 3/15/2026	287	296

4.63%, 9/15/2027 (e)	610	625

3.63%, 1/15/2029 (e)	5,167	4,889

Lithia Motors, Inc. 4.63%, 12/15/2027 (e)	235	248

Live Nation Entertainment, Inc. 6.50%, 5/15/2027 (e)	420	460

Lumen Technologies, Inc.

Series Y, 7.50%, 4/1/2024	65	71

5.63%, 4/1/2025	155	166

Series G, 6.88%, 1/15/2028	2,774	3,090

4.50%, 1/15/2029 (e)	274	265

Series P, 7.60%, 9/15/2039	4,187	4,620

Series U, 7.65%, 3/15/2042	3,819	4,201

Madison IAQ LLC 4.13%, 6/30/2028 (e)	300	298

Marathon Oil Corp.

6.60%, 10/1/2037	10	13

5.20%, 6/1/2045 (b)	1,708	2,097

MasTec, Inc. 4.50%, 8/15/2028 (e)	325	333

Mattel, Inc. 3.38%, 4/1/2026 (e)	282	290

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (e)	501	502

7.25%, 4/15/2025 (e)	190	184

MDC Holdings, Inc. 6.00%, 1/15/2043	3,311	4,193

Meredith Corp. 6.88%, 2/1/2026	361	375

MGM Growth Properties Operating Partnership LP

REIT, 5.75%, 2/1/2027	978	1,115

REIT, 4.50%, 1/15/2028	350	379

MGM Resorts International

6.75%, 5/1/2025	155	163

5.75%, 6/15/2025	104	112

5.50%, 4/15/2027	3,374	3,636

Micron Technology, Inc.

5.33%, 2/6/2029	520	613

4.66%, 2/15/2030	520	594

Molson Coors Beverage Co. 4.20%, 7/15/2046	10	11

Motorola Solutions, Inc.

2.30%, 11/15/2030	400	390

2.75%, 5/24/2031	10	10

5.50%, 9/1/2044	343	446

Mozart Debt Merger Sub, Inc. 3.88%, 4/1/2029 (e)	300	299

MPT Operating Partnership LP REIT, 5.00%, 10/15/2027	245	258

MSCI, Inc.

4.00%, 11/15/2029 (e)	375	392

3.88%, 2/15/2031 (e)	379	391

Mueller Water Products, Inc. 4.00%, 6/15/2029 (e)	4,700	4,776

Murphy Oil Corp. 6.37%, 12/1/2042(g)	1,083	1,100

Murphy Oil USA, Inc. 3.75%, 2/15/2031 (e)	10	10

Mylan, Inc. 5.20%, 4/15/2048	2,149	2,670

Nationstar Mortgage Holdings, Inc. 5.50%, 8/15/2028 (e)	145	149

Navient Corp.

6.50%, 6/15/2022	170	175

6.13%, 3/25/2024	140	150

4.88%, 3/15/2028	5,773	5,787

NCR Corp.

5.75%, 9/1/2027 (e)	380	400

5.13%, 4/15/2029 (e)	88	90

6.13%, 9/1/2029 (e)	110	118

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Netflix, Inc.

5.88%, 11/15/2028	329	400

6.38%, 5/15/2029	690	870

5.38%, 11/15/2029 (e)	1,091	1,316

4.88%, 6/15/2030 (b) (e)	780	917

New Albertsons LP 8.00%, 5/1/2031	130	159

Newell Brands, Inc.

4.70%, 4/1/2026 (g)	420	460

5.87%, 4/1/2036 (g)	2,303	2,792

6.00%, 4/1/2046 (g)	4,621	5,804

News Corp. 3.88%, 5/15/2029 (e)	245	249

Nexstar Media, Inc.

5.63%, 7/15/2027 (e)	369	390

4.75%, 11/1/2028 (e)	105	107

NextEra Energy Operating Partners LP 4.50%, 9/15/2027 (e)	371	397

Nielsen Finance LLC 5.63%, 10/1/2028 (e)	325	338

Nordstrom, Inc.

4.38%, 4/1/2030 (b)	2,539	2,583

4.25%, 8/1/2031 (b)	5,749	5,747

5.00%, 1/15/2044 (b)	2,250	2,228

Novelis Corp. 4.75%, 1/30/2030 (e)	145	151

NRG Energy, Inc.

6.63%, 1/15/2027	117	121

5.75%, 1/15/2028	230	244

3.88%, 2/15/2032 (e)	6,078	5,956

NuStar Logistics LP

5.75%, 10/1/2025	76	81

6.38%, 10/1/2030	1,804	1,977

Occidental Petroleum Corp.

8.00%, 7/15/2025 (b)	320	378

5.88%, 9/1/2025	87	97

8.50%, 7/15/2027	120	149

6.38%, 9/1/2028	87	102

8.88%, 7/15/2030	139	188

6.63%, 9/1/2030	152	186

Olin Corp. 5.13%, 9/15/2027	140	145

ON Semiconductor Corp. 3.88%, 9/1/2028 (e)	260	263

OneMain Finance Corp.

7.13%, 3/15/2026	167	190

6.63%, 1/15/2028	2,612	2,932

5.38%, 11/15/2029	2,846	3,038

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

ONEOK, Inc.

4.95%, 7/13/2047 (b)	419	500

5.20%, 7/15/2048	660	811

7.15%, 1/15/2051	404	603

Organon & Co. 4.13%, 4/30/2028 (e)	250	253

Oshkosh Corp. 3.10%, 3/1/2030	580	606

Outfront Media Capital LLC 5.00%, 8/15/2027 (e)	162	165

Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (e)	225	240

Pacific Gas and Electric Co.

4.55%, 7/1/2030 (b)	834	908

4.50%, 7/1/2040	270	281

3.30%, 8/1/2040	315	297

4.20%, 6/1/2041 (b)	500	504

4.60%, 6/15/2043	392	401

4.75%, 2/15/2044 (b)	386	399

4.30%, 3/15/2045 (b)	400	405

4.25%, 3/15/2046	345	351

4.00%, 12/1/2046	910	904

3.95%, 12/1/2047	911	900

4.95%, 7/1/2050 (b)	350	387

3.50%, 8/1/2050	430	409

Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (e)	340	333

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (e)	427	431

Patterson-UTI Energy, Inc. 3.95%, 2/1/2028	2,578	2,584

PBF Holding Co. LLC

9.25%, 5/15/2025 (e)	96	93

6.00%, 2/15/2028	95	69

Penske Automotive Group, Inc. 3.75%, 6/15/2029	245	244

Performance Food Group, Inc. 5.50%, 10/15/2027 (e)	233	243

Perrigo Finance Unlimited Co.

3.15%, 6/15/2030 (g)	5,879	5,927

4.90%, 12/15/2044 (b)	2,476	2,454

PetSmart, Inc. 4.75%, 2/15/2028 (e)	400	411

PG&E Corp. 5.00%, 7/1/2028 (b)	265	276

Pilgrim’s Pride Corp. 3.50%, 3/1/2032 (e)	10	10

Plains All American Pipeline

LP 4.30%, 1/31/2043	555	572

4.70%, 6/15/2044	1,347	1,460

4.90%, 2/15/2045	2,442	2,713

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Plantronics, Inc. 4.75%, 3/1/2029 (b) (e)	250	229

Post Holdings, Inc.

5.63%, 1/15/2028 (e)	265	277

5.50%, 12/15/2029 (e)	225	239

Presidio Holdings, Inc. 4.88%, 2/1/2027 (e)	285	290

Prestige Brands, Inc. 5.13%, 1/15/2028 (e)	135	141

Prime Security Services Borrower LLC 5.75%, 4/15/2026 (e)	333	356

PulteGroup, Inc. 6.38%, 5/15/2033	677	890

Qorvo, Inc.

4.38%, 10/15/2029 (b)	369	396

3.38%, 4/1/2031 (b) (e)	2,659	2,749

Quanta Services, Inc. 2.90%, 10/1/2030	10	10

QVC, Inc.

4.75%, 2/15/2027	762	798

4.38%, 9/1/2028 (b)	3,804	3,889

5.45%, 8/15/2034	4,000	4,180

5.95%, 3/15/2043	2,770	2,880

Radian Group, Inc. 4.88%, 3/15/2027	2,314	2,525

Range Resources Corp.

4.88%, 5/15/2025	125	130

9.25%, 2/1/2026	195	211

Regeneron Pharmaceuticals, Inc.

1.75%, 9/15/2030	14	13

2.80%, 9/15/2050	10	10

RHP Hotel Properties LP REIT, 4.75%, 10/15/2027	340	347

Rite Aid Corp.

7.50%, 7/1/2025 (e)	273	274

8.00%, 11/15/2026 (e)	278	279

Rocket Mortgage LLC 3.63%, 3/1/2029 (e)	250	248

Royal Caribbean Cruises Ltd. 11.50%, 6/1/2025 (e)	213	242

Royalty Pharma plc

3.55%, 9/2/2050	10	10

3.35%, 9/2/2051	10	10

RPM International, Inc. 4.25%, 1/15/2048	550	628

Sabre GLBL, Inc. 9.25%, 4/15/2025 (e)	120	139

SBA Communications Corp.

REIT, 3.88%, 2/15/2027	185	191

REIT, 3.13%, 2/1/2029 (e)	87	83

Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	330	344

Scripps Escrow II, Inc. 3.88%, 1/15/2029 (e)	195	194

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Seagate HDD Cayman

4.09%, 6/1/2029	50	52

4.13%, 1/15/2031	4,705	4,778

3.38%, 7/15/2031 (e)	3,345	3,206

5.75%, 12/1/2034	3,832	4,411

Sealed Air Corp.

4.00%, 12/1/2027 (e)	378	395

6.88%, 7/15/2033 (e)	492	631

Sensata Technologies, Inc.

4.38%, 2/15/2030 (e)	2,655	2,802

3.75%, 2/15/2031 (e)	2,879	2,839

Service Corp. International

4.63%, 12/15/2027	160	168

5.13%, 6/1/2029	205	221

Sinclair Television Group, Inc. 4.13%, 12/1/2030 (e)	5,932	5,650

Sirius XM Radio, Inc.

5.00%, 8/1/2027 (e)	190	198

4.00%, 7/15/2028 (e)	100	101

5.50%, 7/1/2029 (e)	445	480

4.13%, 7/1/2030 (e)	1,247	1,242

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (e)	233	235

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (e)	300	319

Skyworks Solutions, Inc. 3.00%, 6/1/2031	10	10

Southwestern Energy Co. 6.45%, 1/23/2025(g)	148	161

Spectrum Brands, Inc. 5.00%, 10/1/2029 (e)	269	287

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (e)	135	143

Sprint Capital Corp.

6.88%, 11/15/2028	313	396

8.75%, 3/15/2032	2,361	3,534

Sprint Corp.

7.63%, 2/15/2025	314	365

7.63%, 3/1/2026	1,205	1,445

Square, Inc. 3.50%, 6/1/2031 (e)	305	313

SS&C Technologies, Inc. 5.50%, 9/30/2027 (e)	226	238

Standard Industries, Inc. 4.75%, 1/15/2028 (e)	515	531

Staples, Inc.

7.50%, 4/15/2026 (e)	480	485

10.75%, 4/15/2027 (e)	180	172

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Summit Materials LLC 5.25%, 1/15/2029 (e)	230	241

Tallgrass Energy Partners LP 7.50%, 10/1/2025 (e)	315	341

Targa Resources Partners LP

5.88%, 4/15/2026	93	97

5.38%, 2/1/2027	480	497

5.50%, 3/1/2030	240	264

4.88%, 2/1/2031	135	145

4.00%, 1/15/2032 (e)	71	73

Taylor Morrison Communities, Inc.

5.88%, 6/15/2027 (e)	175	196

5.75%, 1/15/2028 (e)	3,474	3,824

5.13%, 8/1/2030 (e)	1,513	1,604

TEGNA, Inc. 5.00%, 9/15/2029	564	571

Teledyne FLIR LLC 2.50%, 8/1/2030	10	10

Teledyne Technologies, Inc. 2.75%, 4/1/2031	10	10

Teleflex, Inc. 4.63%, 11/15/2027	210	218

Tempur Sealy International, Inc. 4.00%, 4/15/2029 (e)	380	386

Tenet Healthcare Corp.

4.63%, 9/1/2024 (e)	410	419

7.50%, 4/1/2025 (e)	85	90

6.25%, 2/1/2027 (e)	650	675

5.13%, 11/1/2027 (e)	294	307

TerraForm Power Operating LLC

5.00%, 1/31/2028 (e)	5,652	6,019

4.75%, 1/15/2030 (e)	374	388

Time Warner Cable LLC

6.55%, 5/1/2037	347	466

7.30%, 7/1/2038 (b)	335	482

6.75%, 6/15/2039	420	575

5.88%, 11/15/2040	450	567

5.50%, 9/1/2041	397	486

T-Mobile USA, Inc.

2.25%, 2/15/2026 (b)	72	72

4.75%, 2/1/2028	1,107	1,168

3.60%, 11/15/2060 (e)	10	10

3.60%, 11/15/2060	10	10

Topaz Solar Farms LLC 5.75%, 9/30/2039 (e)	2,208	2,673

TransDigm, Inc. 6.25%, 3/15/2026 (e)	454	474

Transocean Pontus Ltd. 6.13%, 8/1/2025 (e)	205	205

Travel + Leisure Co.

6.00%, 4/1/2027 (g)	687	747

4.63%, 3/1/2030 (b) (e)	896	930

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Tri Pointe Homes, Inc.

5.25%, 6/1/2027	367	396

5.70%, 6/15/2028	360	391

Trimble, Inc. 4.90%, 6/15/2028	10	11

Twitter, Inc. 3.88%, 12/15/2027 (e)	380	400

Uber Technologies, Inc. 7.50%, 5/15/2025 (e)	245	261

United Rentals North America, Inc.

5.50%, 5/15/2027	175	184

4.88%, 1/15/2028	90	95

5.25%, 1/15/2030	622	673

4.00%, 7/15/2030	385	393

3.88%, 2/15/2031	3,010	3,032

United States Cellular Corp. 6.70%, 12/15/2033	2,332	2,902

Uniti Group LP REIT, 7.88%, 2/15/2025 (e)	180	189

Universal Health Services, Inc.

2.65%, 10/15/2030 (e)	600	595

2.65%, 1/15/2032 (e)	10	10

Univision Communications, Inc. 4.50%, 5/1/2029 (e)	245	248

Utah Acquisition Sub, Inc. 5.25%, 6/15/2046	262	327

Valmont Industries, Inc.

5.00%, 10/1/2044	361	449

5.25%, 10/1/2054 (b)	550	707

Valvoline, Inc. 4.25%, 2/15/2030 (e)	608	617

VeriSign, Inc. 2.70%, 6/15/2031	10	10

Viatris, Inc.

2.70%, 6/22/2030	400	400

4.00%, 6/22/2050	371	398

VICI Properties LP

REIT, 4.25%, 12/1/2026 (e)	76	79

REIT, 4.63%, 12/1/2029 (e)	136	145

REIT, 4.13%, 8/15/2030 (e)	335	352

Vistra Operations Co. LLC

5.63%, 2/15/2027 (e)	320	330

5.00%, 7/31/2027 (e)	185	189

4.38%, 5/1/2029 (e)	5,420	5,366

VMware, Inc.

4.70%, 5/15/2030 (b)	520	608

2.20%, 8/15/2031 (b)	10	10

WESCO Distribution, Inc.

7.13%, 6/15/2025 (e)	247	262

7.25%, 6/15/2028 (e)	207	228

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Corporate Bonds — continued

United States — continued

Western Digital Corp. 4.75%, 2/15/2026		73	80

Western Midstream Operating LP

4.00%, 7/1/2022		130	131

4.35%, 2/1/2025 (g)		155	162

5.45%, 4/1/2044		3,760	4,412

5.30%, 3/1/2048		3,197	3,725

5.50%, 8/15/2048		3,633	4,337

6.50%, 2/1/2050(g)		5,131	6,142

WMG Acquisition Corp.

3.88%, 7/15/2030 (e)		699	724

3.00%, 2/15/2031 (e)		2,742	2,668

Wolverine Escrow LLC 9.00%, 11/15/2026 (b) (e)		286	263

Wynn Las Vegas LLC

4.25%, 5/30/2023 (b) (e)		210	211

5.50%, 3/1/2025 (e)		358	364

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (e)		160	160

Xerox Holdings Corp. 5.50%, 8/15/2028 (b) (e)		5,858	5,924

XPO Logistics, Inc. 6.25%, 5/1/2025 (e)		180	190

Yum! Brands, Inc.

4.75%, 1/15/2030 (e)		145	155

3.63%, 3/15/2031		415	410

4.63%, 1/31/2032		101	105

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (e)		240	233

			592,517

Venezuela, Bolivarian Republic of —0.0% (a)

Petroleos de Venezuela SA

8.50%, 10/27/2020 (d) (h)		75	18

9.00%, 11/17/2021 (d) (h)		50	2

12.75%, 2/17/2022 (d) (h)		120	6

			26

Total Corporate Bonds (Cost $729,073)			746,123

Foreign Government Securities — 10.1%

Australia — 0.2%

Commonwealth of Australia

2.75%, 4/21/2024 (d)	AUD	885	698

3.25%, 4/21/2025 (d)	AUD	1,536	1,230

0.25%, 11/21/2025 (d)	AUD	5,960	4,267

2.75%, 11/21/2028 (d)	AUD	4,040	3,224

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Australia — continued

2.75%, 6/21/2035 (d)	AUD	1,676	1,325

2.75%, 5/21/2041 (d)	AUD	720	546

3.00%, 3/21/2047 (d)	AUD	209	163

1.75%, 6/21/2051 (d)	AUD	490	292

			11,745

Belgium — 0.2%

Kingdom of Belgium

0.80%, 6/22/2027 (d)	EUR	2,155	2,631

0.10%, 6/22/2030 (d)	EUR	1,187	1,371

1.00%, 6/22/2031 (d)	EUR	645	804

1.45%, 6/22/2037 (d)	EUR	1,620	2,137

1.90%, 6/22/2038 (d)		EUR 1,835	2,580

1.60%, 6/22/2047 (d)	EUR	267	367

1.70%, 6/22/2050 (d)	EUR	566	801

2.15%, 6/22/2066 (d)	EUR	527	872

			11,563

Canada — 0.3%

Canada Government Bond

2.75%, 12/1/2048	CAD	198	185

2.00%, 12/1/2051	CAD	2,134	1,716

2.75%, 12/1/2064	CAD	350	334

Province of Alberta 2.90%, 12/1/2028	CAD	410	348

Province of British Columbia

4.70%, 6/18/2037	CAD	880	906

2.95%, 6/18/2050	CAD	505	428

Province of Ontario

2.30%, 9/8/2024	CAD	3,210	2,657

0.01%, 11/25/2030 (d)	EUR	5,800	6,455

			13,029

China — 0.1%

Export-Import Bank of China (The) 0.75%, 5/28/2023 (d)	EUR	3,800	4,428

Denmark — 0.1%

Kingdom of Denmark

0.25%, 11/15/2022 (d)	DKK	1,704	267

1.75%, 11/15/2025	DKK	2,373	399

0.50%, 11/15/2027	DKK	3,009	485

0.50%, 11/15/2029 (d)	DKK	3,080	497

4.50%, 11/15/2039	DKK	4,317	1,185

0.25%, 11/15/2052 (d)	DKK	1,240	186

			3,019

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

France — 0.7%

French Republic

0.75%, 5/25/2028 (d)	EUR	7,360	8,962

1.50%, 5/25/2031 (d)	EUR	1,150	1,491

1.25%, 5/25/2036 (d)	EUR	5,790	7,410

1.75%, 6/25/2039 (d)	EUR	3,638	5,075

3.25%, 5/25/2045 (d)	EUR	619	1,115

2.00%, 5/25/2048 (d)	EUR	312	469

1.50%, 5/25/2050 (d)	EUR	3,122	4,252

0.75%, 5/25/2052 (d)	EUR	1,276	1,436

0.75%, 5/25/2053 (d)	EUR	3,373	3,765

1.75%, 5/25/2066 (d)	EUR	726	1,081

			35,056

Germany — 0.2%

Bundesrepublik Deutschland

4.00%, 1/4/2037 (d)	EUR	2,135	4,006

2.50%, 7/4/2044 (d)	EUR	1,685	3,052

0.00%, 8/15/2050 (d)	EUR	1,710	1,930

			8,988

Hungary — 0.0%(a)

Hungary Government Bond

0.13%, 9/21/2028 (e)	EUR	893	1,004

2.13%, 9/22/2031 (b) (e)		1,158	1,132

			2,136

Indonesia — 0.1%

Republic of Indonesia

2.15%, 7/18/2024 (d)	EUR	1,120	1,352

1.30%, 3/23/2034	EUR	902	1,007

			2,359

Italy — 1.8%

Buoni Poliennali del Tesoro

2.15%, 12/15/2021 (d)	EUR	3,080	3,572

1.20%, 4/1/2022 (d)	EUR	3,090	3,597

1.00%, 7/15/2022 (d)	EUR	10,273	11,993

0.90%, 8/1/2022 (d)	EUR	10,550	12,316

0.95%, 3/1/2023 (d)	EUR	2,161	2,539

0.60%, 6/15/2023 (d)	EUR	5,747	6,740

2.45%, 10/1/2023 (d)	EUR	1,738	2,111

0.65%, 10/15/2023 (d)	EUR	2,220	2,607

1.40%, 5/26/2025 (d)	EUR	3,129	3,935

1.85%, 7/1/2025 (d)	EUR	1,037	1,269

0.00%, 4/1/2026 (d)	EUR	5,120	5,815

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Italy — continued

0.85%, 1/15/2027 (d)	EUR	10,620	12,481

0.95%, 12/1/2031 (d)	EUR	1,496	1,691

1.65%, 3/1/2032 (d)	EUR	721	870

2.25%, 9/1/2036 (d)	EUR	2,982	3,806

0.95%, 3/1/2037 (d)	EUR	5,090	5,439

1.80%, 3/1/2041 (d)	EUR	553	651

4.75%, 9/1/2044 (d)	EUR	122	221

1.50%, 4/30/2045 (d)	EUR	2,767	3,044

2.70%, 3/1/2047 (d)	EUR	207	282

3.45%, 3/1/2048 (d)	EUR	211	327

2.45%, 9/1/2050 (d)	EUR	1,290	1,684

2.80%, 3/1/2067 (d)	EUR	472	633

Italian Republic Government Bond 2.38%, 10/17/2024		5,381	5,536

			93,159

Japan — 3.9%

Japan Finance Organization for Municipalities 3.25%, 4/24/2023 (e)		1,890	1,964

Japan Government Bond

0.10%, 12/20/2022	JPY	1,627,950	14,315

0.01%, 6/1/2023	JPY	970,000	8,526

0.80%, 9/20/2023	JPY	1,154,500	10,301

0.10%, 9/20/2024	JPY	1,835,600	16,195

0.50%, 9/20/2024	JPY	393,150	3,509

0.10%, 12/20/2024	JPY	405,400	3,578

0.10%, 6/20/2026	JPY	792,000	7,008

0.10%, 9/20/2026	JPY	1,328,850	11,761

0.10%, 9/20/2027	JPY	1,608,000	14,245

0.10%, 12/20/2029	JPY	756,650	6,688

0.10%, 3/20/2030	JPY	161,100	1,424

1.60%, 3/20/2032	JPY	1,864,800	18,865

1.50%, 6/20/2034	JPY	531,250	5,409

1.40%, 9/20/2034	JPY	1,944,050	19,608

0.70%, 3/20/2037	JPY	721,800	6,694

0.60%, 9/20/2037	JPY	842,050	7,683

0.30%, 12/20/2039	JPY	1,418,350	12,179

0.40%, 6/20/2040	JPY	489,200	4,262

1.50%, 3/20/2045	JPY	667,700	7,083

1.40%, 12/20/2045	JPY	145,750	1,521

0.80%, 12/20/2047	JPY	288,550	2,647

0.40%, 9/20/2049	JPY	42,550	349

0.40%, 12/20/2049	JPY	1,030,350	8,427

0.40%, 3/20/2050	JPY	413,750	3,384

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	41

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Japan — continued

0.90%, 3/20/2057	JPY	194,150	1,810

0.50%, 3/20/2060	JPY	124,200	1,014

			200,449

Kuwait — 0.0% (a)

State of Kuwait 2.75%, 3/20/2022 (d)		700	705

Netherlands — 0.1%

Kingdom of Netherlands

0.25%, 7/15/2029 (d)	EUR	925	1,097

4.00%, 1/15/2037 (d)	EUR	1,110	2,028

3.75%, 1/15/2042 (d)	EUR	917	1,816

2.75%, 1/15/2047 (d)	EUR	400	755

0.00%, 1/15/2052 (d)	EUR	520	555

			6,251

Peru — 0.0% (a)

Republic of Peru 1.86%, 12/1/2032		487	442

Philippines — 0.0% (a)

Republic of Philippines 0.25%, 4/28/2025	EUR	1,303	1,495

Qatar — 0.0% (a)

State of Qatar 3.88%, 4/23/2023 (e)		860	902

Romania — 0.0% (a)

Romania Government Bond 2.00%, 4/14/2033 (e)	EUR	1,470	1,589

Saudi Arabia — 0.0%(a)

Kingdom of Saudi Arabia 2.25%, 2/2/2033 (b) (e)		914	881

South Korea — 0.1%

Export-Import Bank of Korea 0.75%, 9/21/2025		4,217	4,124

Republic of Korea 0.00%, 9/16/2025	EUR	1,276	1,474

			5,598

Spain — 0.9%

Bonos and Obligaciones del Estado

0.45%, 10/31/2022	EUR	1,521	1,775

4.80%, 1/31/2024 (d)	EUR	5,350	6,913

0.00%, 1/31/2025	EUR	2,874	3,349

1.60%, 4/30/2025 (d)	EUR	4,830	5,942

1.50%, 4/30/2027 (d)	EUR	2,670	3,334

1.40%, 7/30/2028 (d)	EUR	3,912	4,884

0.10%, 4/30/2031 (d)	EUR	5,690	6,303

2.35%, 7/30/2033 (d)	EUR	4,193	5,740

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Spain — continued

4.70%, 7/30/2041 (d)	EUR	353	676

1.00%, 7/30/2042 (d)	EUR	637	722

2.90%, 10/31/2046 (d)	EUR	1,612	2,553

2.70%, 10/31/2048 (d)	EUR	401	620

1.00%, 10/31/2050 (d)	EUR	996	1,067

3.45%, 7/30/2066 (d)	EUR	421	760

			44,638

Sweden — 0.1%

Kingdom of Sweden

1.50%, 11/13/2023 (d)	SEK	4,690	564

1.00%, 11/12/2026 (d)	SEK	5,010	609

0.75%, 5/12/2028	SEK	1,985	238

0.75%, 11/12/2029 (d)	SEK	7,195	866

3.50%, 3/30/2039	SEK	1,370	236

0.50%, 11/24/2045	SEK	470	51

Svensk Exportkredit AB 2.88%, 3/14/2023		3,300	3,409

			5,973

United Arab Emirates — 0.1%

United Arab Emirates Government Bond

0.75%, 9/2/2023 (e)		1,569	1,568

2.88%, 10/19/2041 (b) (e)		1,301	1,282

			2,850

United Kingdom — 1.2%

United Kingdom of Great Britain and Northern Ireland

0.13%, 1/31/2024 (d)	GBP	2,700	3,646

0.63%, 6/7/2025 (d)	GBP	8,287	11,309

1.25%, 7/22/2027 (d)	GBP	5,687	7,972

4.25%, 3/7/2036 (d)	GBP	1,152	2,233

1.75%, 9/7/2037 (d)	GBP	4,533	6,726

4.75%, 12/7/2038 (d)	GBP	1,018	2,176

1.25%, 10/22/2041 (d)	GBP	1,150	1,588

0.88%, 1/31/2046 (d)	GBP	4,235	5,410

4.25%, 12/7/2046 (d)	GBP	3,545	8,092

1.50%, 7/22/2047 (d)	GBP	2,447	3,603

1.75%, 7/22/2057 (d)	GBP	2,569	4,249

2.50%, 7/22/2065 (d)		GBP 2,557	5,408

1.63%, 10/22/2071 (d)	GBP	290	515

			62,927

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Venezuela, Bolivarian Republic of — 0.0% (a)

Bolivarian Republic of Venezuela

7.75%, 10/13/2019 (d) (h)	10	1

12.75%, 8/23/2022 (d) (h)	180	18

9.25%, 5/7/2028 (d) (h)	180	18

		37

Total Foreign Government Securities (Cost $532,920)		520,219

U.S. Treasury Obligations — 1.2%

U.S. Treasury Notes 1.38%, 1/31/2022 (m) (Cost $60,122)	59,930	60,124

	SHARES (000)
Exchange-Traded Funds — 0.5%

United States — 0.5%

iShares MSCI India ETF (Cost $16,558)	539	26,307

	NO. OF WARRANTS (000)
Warrants — 0.4%

France — 0.0% (a)

BNP Paribas Issuance BV

expiring 9/30/2022 *	162	411

expiring 9/26/2022 *	5	208

expiring 9/26/2022 *	34	168

expiring 9/30/2022 *	32	140

expiring 9/30/2022 *	2	102

expiring 9/26/2022 *	7	98

		1,127

Switzerland — 0.4%

UBS AG

expiring 1/10/2022 *	24	1,515

expiring 4/18/2022 *	20	295

expiring 8/15/2022 *	76	301

expiring 4/15/2022 *	46	308

expiring 4/25/2022, price 1.00 USD *	146	367

expiring 4/25/2022, price 1.00 USD * ‡	16	41

expiring 2/24/2023 *	32	372

expiring 3/24/2022 *	44	389

expiring 7/8/2022 *	13	411

expiring 7/20/2022 *	91	451

expiring 8/9/2022 *	13	611

INVESTMENTS	NO. OF WARRANTS (000)		VALUE ($000)

Switzerland — continued

expiring 10/21/2022 *	140		274

expiring 3/24/2022 * ‡	253		642

expiring 12/6/2021 *	37		764

expiring 12/10/2021 *	84		900

expiring 8/16/2022 *	82		1,036

expiring 8/26/2022, price 1.00 USD *	25		1,060

expiring 10/3/2022 *	107		1,087

expiring 5/2/2022 *	86		1,147

expiring 2/15/2022 *	325		1,400

expiring 12/23/2022, price 1.00 USD *	31		1,433

expiring 12/13/2021 *	113		1,449

expiring 4/8/2022 *	53		682

expiring 8/9/2022 *	5		242

			17,177

United Kingdom — 0.0% (a)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD * ‡	1		18

United States — 0.0% (a)

Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD * ‡	—	(c)	8

Total Warrants (Cost $18,915)			18,330

	NO. OF CONTRACTS
Options Purchased — 0.2%

Call Options Purchased — 0.2%

United States — 0.2%

S&P 500 Index 12/31/2021 at USD 4,650.00, European Style Notional Amount: USD 2,763 Counterparty: Exchange-Traded *	6		47

S&P 500 Index 12/31/2021 at USD 4,700.00, European Style Notional Amount: USD 1,842 Counterparty: Exchange-Traded *	4		22

S&P 500 Index 12/31/2021 at USD 4,770.00, European Style Notional Amount: USD 2,764 Counterparty: Exchange-Traded *	6		17

S&P 500 Index 12/31/2021 at USD 4,850.00, European Style Notional Amount: USD 4,145 Counterparty: Exchange-Traded *	9		11

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	43

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Long Positions — continued
Options Purchased — continued

Call Options Purchased — continued

United States — continued

S&P 500 Index 3/18/2022 at USD 4,525.00, European Style Notional Amount: USD 207,242 Counterparty: Exchange-Traded *	450	10,334

Total Call Options Purchased		10,431

Total Options Purchased (Cost $8,014)		10,431

	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.2%

United States — 0.2%

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.29%, 7/25/2023 (n)	102,344	461

Series KC03, Class X1, IO, 0.49%, 11/25/2024 (n)	29,755	378

Series K078, Class X1, IO, 0.09%, 6/25/2028 (n)	63,409	505

Series K082, Class X1, IO, 0.01%, 9/25/2028 (n)	420,212	1,662

Series K083, Class X1, IO, 0.03%, 9/25/2028 (n)	133,823	683

FNMA ACES Series 2019-M21, Class X2, IO, 1.34%, 2/25/2031 (n)	3,674	358

FREMF Series 2018-KF46, Class B, 2.03%, 3/25/2028 (e) (n)	315	307

FREMF Mortgage Trust

Series 2017-KF31, Class B, 2.98%, 4/25/2024 (e) (n)	141	140

Series 2017-KF32, Class B, 2.63%, 5/25/2024 (e) (n)	298	298

Series 2017-KF36, Class B, 2.73%, 8/25/2024 (e) (n)	297	297

Series 2017-KF38, Class B, 2.58%, 9/25/2024 (e) (n)	296	296

Series 2018-KF45, Class B, 2.03%, 3/25/2025 (e) (n)	568	565

Series 2018-KF47, Class B, 2.08%, 5/25/2025 (e) (n)	282	278

Series 2018-KF49, Class B, 1.98%, 6/25/2025 (e) (n)	225	220

Series 2019-KF63, Class B, 2.43%, 5/25/2029 (e) (n)	1,745	1,745

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.91%, 7/15/2044 (n)	52		51

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (n)	923		417

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates Series 1999-LTL1, Class E, 5.00%, 1/22/2026 ‡ (e)	66		66

Velocity Commercial Capital Loan Trust

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (e) (n)	283		292

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (e) (n)	415		424

Wells Fargo Commercial Mortgage Trust Series 2019-C52, Class XA, IO, 1.59%, 8/15/2052 (n)	3,846		371

Total Commercial Mortgage-Backed Securities (Cost $10,064)			9,814

Collateralized Mortgage Obligations — 0.1%

United States — 0.1%

Alternative Loan Trust

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	54		56

Series 2005-19CB, Class A2, IF, 16.74%, 6/25/2035 (n)	12		13

Series 2005-27, Class 1A6, 1.32%, 8/25/2035 (n)	593		519

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	542		408

Banc of America Funding Trust Series 2005-6, Class 1A2, 5.50%, 10/25/2035	39		38

Bear Stearns ALT-A Trust Series 2005-4, Class 23A1, 2.62%, 5/25/2035 (n)	37		37

Bear Stearns ARM Trust Series 2006-1, Class A1, 2.37%, 2/25/2036 (n)	118		121

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC3, Class M1, 0.64%, 6/25/2034 ‡ (n)	326		314

Chase Mortgage Finance Trust

Series 2006-S4, Class A5, 6.00%, 12/25/2036	222		147

Series 2007-A1, Class 8A1, 2.42%, 2/25/2037 (n)	—	(c)	—	(c)

CHL GMSR Issuer Trust Series 2018-GT1, Class B, 3.59%, 5/25/2023 ‡ (e) (n)	840		841

CHL Mortgage Pass-Through Trust

Series 2004-9, Class A7, 5.25%, 6/25/2034	—	(c)	—	(c)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

Series 2004-25, Class 2A1, 0.77%, 2/25/2035 (n)	265		250

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	343		276

Series 2005-31, Class 2A1, 2.54%, 1/25/2036 (n)	236		220

Series 2006-21, Class A14, 6.00%, 2/25/2037	3		2

Series 2007-10, Class A4, 5.50%, 7/25/2037	166		110

Citigroup Mortgage Loan Trust

Series 2005-3, Class 2A2A, 2.75%, 8/25/2035 (n)	116		120

Series 2005-11, Class A2A, 2.47%, 10/25/2035 (n)	42		43

Citigroup Mortgage Loan Trust, Inc. Series 2005-4, Class A, 2.66%, 8/25/2035 (n)	156		164

CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 5A1, 6.00%, 12/25/2034	234		245

Deutsche Alt-A Securities Mortgage Loan Trust

Series 2006-AF1, Class A4, 0.39%, 4/25/2036 (n)	—	(c)	—	(c)

Series 2007-3, Class 2A1, 0.84%, 10/25/2047 (n)	—	(c)	—	(c)

GSR Mortgage Loan Trust Series 2004-11, Class 2A2, 3.03%, 9/25/2034 (n)	5		5

HarborView Mortgage Loan Trust Series 2006-14, Class 1A1A, 0.26%, 1/25/2047 (n)	—	(c)	—	(c)

Impac CMB Trust Series 2004-6, Class 1A2, 0.87%, 10/25/2034 (n)	33		33

JPMorgan Mortgage Trust Series 2005-A8, Class 2A3, 2.76%, 11/25/2035 (n)	—	(c)	—	(c)

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 2.62%, 4/21/2034 (n)	100		101

MASTR Alternative Loan Trust

Series 2003-5, Class 30B1, 5.91%, 8/25/2033 (n)	4		4

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	1		1

Merrill Lynch Mortgage Investors Trust

Series 2005-A2, Class A3, 2.84%, 2/25/2035 (n)	24		25

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Series 2005-1, Class 2A1, 1.93%, 4/25/2035 (n)		26	26

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 2.60%, 7/25/2034 (n)		58	61

Series 2004-11AR, Class 1A2A, 0.40%, 1/25/2035 (n)		123	136

MortgageIT Trust Series 2005-1, Class 1B1, 1.59%, 2/25/2035 ‡ (n)		119	121

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-4, Class 1A2, 0.87%, 11/25/2035 (n)		58	58

RALI Trust Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036		414	408

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR5, Class A6, 2.80%, 5/25/2035 (n)		170	179

Series 2005-AR7, Class A3, 2.54%, 8/25/2035 (n)		146	153

Series 2005-AR14, Class 1A4, 2.86%, 12/25/2035 (n)		144	147

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-K, Class 1A2, 2.61%, 7/25/2034 (n)		18	19

Series 2005-AR14, Class A1, 2.58%, 8/25/2035 (n)		115	116

Total Collateralized Mortgage Obligations (Cost $5,588)			5,517

Supranational — 0.1%

European Investment Bank 0.50%, 6/21/2023	AUD	1,210	903

Inter-American Development Bank

0.50%, 5/23/2023	CAD	3,650	2,929

1.70%, 10/10/2024	CAD	800	652

4.40%, 1/26/2026	CAD	614	552

Total Supranational (Cost $4,808)			5,036

Asset-Backed Securities — 0.1%

United States — 0.1%

ABFC Trust Series 2004-HE1, Class M1, 0.99%, 3/25/2034 ‡ (n)		221	219

ACE Securities Corp. Home Equity Loan Trust Series 2004-HE4, Class M2, 1.06%, 12/25/2034 ‡ (n)		91	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	45

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Asset-Backed Securities — continued

United States — continued

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2, Class M2, 1.96%, 4/25/2034 ‡ (n)	332	334

Bear Stearns Asset-Backed Securities I Trust Series 2004-FR2, Class M3, 1.89%, 6/25/2034 (n)	34	35

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 1.21%, 12/25/2032 ‡ (n)	16	16

Series 2004-3, Class M1, 0.84%, 6/25/2034 ‡ (n)	57	56

Countrywide Partnership Trust Series 2004-EC1, Class M2, 1.03%, 1/25/2035 ‡ (n)	280	278

Credit-Based Asset Servicing and Securitization LLC Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (g)	9	9

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M2, 1.06%, 10/25/2034 ‡ (n)	50	50

Fremont Home Loan Trust Series 2004-2, Class M2, 1.02%, 7/25/2034 (n)	114	115

MASTR Asset-Backed Securities Trust Series 2005-NC1, Class M2, 0.84%, 12/25/2034 ‡ (n)	145	144

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-HE2, Class M2, 2.56%, 8/25/2033 ‡ (n)	6	6

Series 2004-NC7, Class M2, 1.02%, 7/25/2034 ‡ (n)	61	60

Series 2004-HE6, Class M1, 0.91%, 8/25/2034 (n)	148	147

Series 2004-HE8, Class M3, 1.21%, 9/25/2034 ‡ (n)	18	18

NRZ Excess Spread-Collateralized Notes Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (e)	108	108

OneMain Financial Issuance Trust

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (e)	965	968

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (e)	1,045	1,047

Option One Mortgage Loan Trust Series 2004-3, Class M2, 0.94%, 11/25/2034 ‡ (n)	19	19

Renaissance Home Equity Loan Trust

Series 2004-1, Class M4, 2.79%, 5/25/2034 ‡ (n)	376	385

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (g)	16	17

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Securitized Asset-Backed Receivables LLC Trust Series 2004-NC1, Class M2, 1.81%, 2/25/2034 ‡ (n)	69	72

Soundview Home Loan Trust Series 2005-OPT1, Class M2, 0.76%, 6/25/2035 ‡ (n)	196	195

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 1.06%, 10/25/2033 ‡ (n)	37	37

Series 2004-BNC1, Class A5, 1.33%, 9/25/2034 ‡ (n)	27	27

Total Asset-Backed Securities (Cost $4,281)		4,454

Loan Assignments — 0.0% (a) (o)

United States — 0.0% (a)

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (k)	77	77

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.59%, 12/18/2026 (k) (p)	257	255

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (h) (k)	17	2

FGI Operating Co. LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2100 (h) (k)	86	—

Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 3/29/2024 (k)	80	82

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 6.00%), 8.00%, 4/1/2024 ‡ (k)	595	607

Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 2 Month + 10.75%), 11.75%, 10/1/2024 (k)	391	336

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 2/14/2025 (k)	45	44

		1,403

Total Loan Assignments (Cost $1,159)		1,403

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Convertible Preferred Stocks — 0.0% (a)

United States — 0.0% (a)

Claire’s Stores, Inc. * ‡ (Cost $86)	—	(c)	603

Preferred Stocks — 0.0% (a)

United States — 0.0% (a)

Goodman Networks, Inc. * ‡	3		—	(c)

MYT Holding LLC, Series A, 10.00%, 6/6/2029 ‡	40		46

Total Preferred Stocks (Cost $49)			46

	NO. OF RIGHTS (000)
Rights — 0.0% (a)

United States — 0.0% (a)

Vistra Corp., expiring 12/31/2049 * ‡ (Cost $—)	17		24

	SHARES (000)
Short-Term Investments — 5.5%

Investment Companies — 4.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (q) (r) (Cost $207,062)	207,005		207,109

Investment of Cash Collateral from Securities Loaned — 1.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (q) (r)	68,262		68,262

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (q) (r)	9,037		9,037

Total Investment of Cash Collateral from Securities Loaned (Cost $77,298)			77,299

Total Short-Term Investments (Cost $284,360)			284,408

Total Long Positions (Cost $4,260,349)			5,138,692

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (0.2)% (a)

Common Stocks — (0.2)% (a)

United States — (0.2)% (a)

3M Co.	(9)	(1,634)

Alteryx, Inc., Class A *	(7)	(490)

American Airlines Group, Inc. *	(12)	(235)

Campbell Soup Co.	(40)	(1,597)

Conagra Brands, Inc.	(14)	(436)

Cummins, Inc.	(1)	(238)

Delta Air Lines, Inc. *	(6)	(233)

Dow, Inc.	(8)	(465)

Intel Corp.	(19)	(923)

Kellogg Co.	(11)	(698)

Sirius XM Holdings, Inc.	(787)	(4,793)

United Airlines Holdings, Inc. *	(5)	(234)

		(11,976)

Total Common Stocks (Proceeds $(11,986))		(11,976)

Total Short Positions (Proceeds $(11,986))		(11,976)

Total Investments — 100.1% (Cost $4,248,363)		5,126,716
Liabilities in Excess of Other Assets — (0.1)%		(4,119)

NET ASSETS — 100.0%		5,122,597

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	47

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Foreign Government Securities	10.1%

Banks	6.9

Oil, Gas & Consumable Fuels	4.5

Semiconductors & Semiconductor Equipment	4.2

Software	3.2

Technology Hardware, Storage & Peripherals	2.9

Pharmaceuticals	2.8

Insurance	2.7

Internet & Direct Marketing Retail	2.6

Interactive Media & Services	2.5

Capital Markets	2.5

Machinery	2.3

IT Services	2.0

Media	1.9

Automobiles	1.9

Equity Real Estate Investment Trusts (REITs)	1.8

Food Products	1.7

Health Care Providers & Services	1.7

Metals & Mining	1.6

Electric Utilities	1.6

Biotechnology	1.6

Hotels, Restaurants & Leisure	1.6

Specialty Retail	1.6

Beverages	1.5

Chemicals	1.5

Diversified Telecommunication Services	1.4

Health Care Equipment & Supplies	1.4

Textiles, Apparel & Luxury Goods	1.4

Aerospace & Defense	1.3

Household Durables	1.3

Electrical Equipment	1.2

U.S. Treasury Notes	1.2

Road & Rail	1.1

Entertainment	1.0

Others (each less than 1.0%)	14.0

Short-Term Investments	5.5

INDUSTRY(SHORT)	PERCENT OF TOTAL INVESTMENTS

Media	40.0%

Food Products	22.7

Industrial Conglomerates	13.6

Semiconductors & Semiconductor Equipment	7.7

Airlines	6.0

Software	4.1

Chemicals	3.9

Machinery	2.0

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
APAC	Asia Pacific
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
DKK	Danish Krone
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of October 31, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2021

SEK	Swedish Krona
SGPS	Holding company
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $74,669.
(c)	Amount rounds to less than one thousand.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $17,551 and $23,700 respectively.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2021.
(h)	Defaulted security.
(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(j)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2021.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2021.
(l)	Security is an interest bearing note with preferred security characteristics.
(m)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(n)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2021.
(o)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(r)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	393	12/2021	AUD	39,867	(2,573)
Australia 3 Year Bond	7	12/2021	AUD	597	(12)
Canada 10 Year Bond	38	12/2021	CAD	4,311	(166)
Canada 5 Year Bond	28	12/2021	CAD	2,773	(73)
EURO STOXX 50 Index	1,445	12/2021	EUR	71,076	2,010
Euro-Bobl	102	12/2021	EUR	15,784	(27)
Euro-BTP	48	12/2021	EUR	8,227	(305)
Euro-Bund	412	12/2021	EUR	80,190	(1,913)
Euro-OAT	62	12/2021	EUR	11,777	(302)
Euro-Schatz	162	12/2021	EUR	20,970	(41)
Foreign Exchange AUD/USD	834	12/2021	USD	62,750	1,302
Foreign Exchange CAD/USD	1,536	12/2021	USD	124,101	3,173
Foreign Exchange EUR/USD	2,510	12/2021	USD	362,993	(8,542)
Foreign Exchange GBP/USD	1,183	12/2021	USD	101,191	(964)
Foreign Exchange JPY/USD	2,515	12/2021	USD	275,927	(10,233)
Japan 10 Year Bond	46	12/2021	JPY	61,088	(199)
Japan 10 Year Bond Mini	95	12/2021	JPY	12,619	(40)
Long Gilt	59	12/2021	GBP	10,087	67
MSCI EAFE E-Mini Index	272	12/2021	USD	31,833	(304)
MSCI Emerging Markets E-Mini Index	145	12/2021	USD	9,149	(274)
S&P 500 E-Mini Index	1,127	12/2021	USD	259,196	6,564
S&P/TSX 60 Index	189	12/2021	CAD	38,496	925
ICE 3 Month SONIA Index	88	03/2022	GBP	29,967	13
3 Month Canadian Bankers Acceptance	150	12/2022	CAD	29,708	(23)

					(11,937)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	49

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
Euro-Buxl	(1)	12/2021	EUR	(243)	(1)
MSCI Emerging Markets E-Mini Index	(5,526)	12/2021	USD	(348,663)	6,537
MSCI Europe Equity Index	(9,456)	12/2021	EUR	(313,341)	(7,756)
U.S. Treasury 2 Year Note	(236)	12/2021	USD	(51,741)	85
U.S. Treasury 5 Year Note	(48)	12/2021	USD	(5,843)	86
U.S. Treasury 10 Year Note	(106)	12/2021	USD	(13,855)	249
U.S. Treasury 10 Year Ultra Note	(83)	12/2021	USD	(12,036)	123
U.S. Treasury Long Bond	(443)	12/2021	USD	(71,226)	1,559
U.S. Treasury Ultra Bond	(16)	12/2021	USD	(3,142)	(59)
3 Month Eurodollar	(120)	12/2022	USD	(29,739)	6

					829

					(11,108)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
GBP	British Pound
ICE	Intercontinental Exchange

JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SONIA	Sterling Overnight Index Average
TSX	Toronto Stock Exchange
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of October 31, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
AUD	1,222	USD	901	Barclays Bank plc	11/3/2021	17
CAD	14,178	USD	11,447	BNP Paribas	11/3/2021	9
CAD	1,355	USD	1,081	Merrill Lynch International	11/3/2021	14
EUR	1,074	USD	1,242	Barclays Bank plc	11/3/2021	—	(a)
GBP	1,055	USD	1,429	Goldman Sachs International	11/3/2021	15
GBP	1,578	USD	2,148	Royal Bank of Canada	11/3/2021	10
MXN	2,114	USD	103	BNP Paribas	11/3/2021	—	(a)
MXN	96,807	USD	4,693	HSBC Bank, NA	11/3/2021	9
USD	3,130	DKK	20,057	State Street Corp.	11/3/2021	13
USD	251,951	EUR	216,960	BNP Paribas	11/3/2021	1,140
USD	1,234	EUR	1,051	Merrill Lynch International	11/3/2021	19
USD	947	GBP	690	Barclays Bank plc	11/3/2021	2
USD	4,809	MXN	98,921	BNP Paribas	11/3/2021	5
USD	4,508	JPY	500,940	BNP Paribas	11/4/2021	112
USD	198,034	JPY	22,177,145	Goldman Sachs International	11/4/2021	3,452
USD	15,514	AUD	20,596	Goldman Sachs International	12/3/2021	19
USD	3,144	DKK	20,057	State Street Corp.	12/3/2021	25
USD	140,154	EUR	120,211	BNP Paribas	12/3/2021	1,104
USD	107,650	EUR	92,235	Goldman Sachs International	12/3/2021	961
USD	676	EUR	582	State Street Corp.	12/3/2021	3
USD	1,553	EUR	1,340	TD Bank Financial Group	12/3/2021	3
USD	67,115	GBP	48,740	BNP Paribas	12/3/2021	410
USD	986	GBP	715	Merrill Lynch International	12/3/2021	7
USD	1,789	GBP	1,302	State Street Corp.	12/3/2021	7
USD	198,491	JPY	22,563,631	HSBC Bank, NA	12/3/2021	476
USD	2,569	SEK	21,927	Barclays Bank plc	12/3/2021	15
CHF	5,900	EUR	5,402	Barclays Bank plc	12/29/2021	202

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2021

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
CHF	1,035	USD	1,118	BNP Paribas	12/29/2021	14
GBP	6,450	EUR	7,540	Citibank, NA	12/29/2021	100
GBP	1,300	USD	1,758	State Street Corp.	12/29/2021	22
NOK	17,497	USD	2,032	Barclays Bank plc	12/29/2021	37
SEK	22,903	EUR	2,245	Citibank, NA	12/29/2021	70
SEK	78,214	USD	9,046	BNP Paribas	12/29/2021	71
SEK	15,671	USD	1,823	Standard Chartered Bank	12/29/2021	3
USD	2,517	DKK	16,110	Goldman Sachs International	12/29/2021	9
USD	1,446	DKK	9,145	State Street Corp.	12/29/2021	22
USD	282,686	EUR	240,390	BNP Paribas	12/29/2021	4,355
USD	4,323	EUR	3,675	Goldman Sachs International	12/29/2021	67
USD	4,070	EUR	3,500	Merrill Lynch International	12/29/2021	17
USD	2,347	EUR	2,000	Royal Bank of Canada	12/29/2021	32
USD	9,805	EUR	8,413	State Street Corp.	12/29/2021	64
USD	2,030	GBP	1,469	Goldman Sachs International	12/29/2021	19

Total unrealized appreciation						12,951

AUD	20,596	USD	15,512	Goldman Sachs International	11/3/2021	(19)
DKK	20,057	USD	3,142	State Street Corp.	11/3/2021	(25)
EUR	845	USD	981	Barclays Bank plc	11/3/2021	(4)
EUR	120,211	USD	140,072	BNP Paribas	11/3/2021	(1,106)
EUR	1,385	USD	1,611	Citibank, NA	11/3/2021	(10)
EUR	92,235	USD	107,588	Goldman Sachs International	11/3/2021	(962)
EUR	970	USD	1,122	Standard Chartered Bank	11/3/2021	(1)
EUR	1,290	USD	1,510	TD Bank Financial Group	11/3/2021	(19)
GBP	48,740	USD	67,115	BNP Paribas	11/3/2021	(411)
SEK	21,927	USD	2,568	Barclays Bank plc	11/3/2021	(15)
USD	15,724	AUD	21,818	Standard Chartered Bank	11/3/2021	(688)
USD	12,194	CAD	15,533	BNP Paribas	11/3/2021	(357)
USD	66,750	GBP	49,597	Barclays Bank plc	11/3/2021	(1,126)
USD	1,478	GBP	1,086	Standard Chartered Bank	11/3/2021	(9)
USD	1,893	SEK	16,623	Barclays Bank plc	11/3/2021	(43)
USD	609	SEK	5,304	Citibank, NA	11/3/2021	(9)
JPY	22,563,631	USD	198,449	HSBC Bank, NA	11/4/2021	(476)
JPY	114,453	USD	1,032	TD Bank Financial Group	11/4/2021	(27)
EUR	1,028	USD	1,196	Merrill Lynch International	12/3/2021	(7)
USD	11,447	CAD	14,178	BNP Paribas	12/3/2021	(8)
DKK	9,145	USD	1,446	BNP Paribas	12/29/2021	(23)
EUR	1,294	USD	1,509	Barclays Bank plc	12/29/2021	(10)
EUR	7,158	USD	8,367	Citibank, NA	12/29/2021	(78)
EUR	10,622	USD	12,400	Standard Chartered Bank	12/29/2021	(100)
EUR	6,415	USD	7,451	State Street Corp.	12/29/2021	(23)
GBP	41,794	USD	57,271	Citibank, NA	12/29/2021	(55)
USD	12,441	CHF	11,477	Barclays Bank plc	12/29/2021	(117)
USD	688	CHF	636	Merrill Lynch International	12/29/2021	(8)
USD	2,005	NOK	17,497	Merrill Lynch International	12/29/2021	(65)
USD	2,538	SEK	21,936	Barclays Bank plc	12/29/2021	(19)
USD	1,108	SEK	9,568	State Street Corp.	12/29/2021	(7)

Total unrealized depreciation						(5,827)

Net unrealized appreciation						7,124

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	51

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound

JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at October 31, 2021 (amounts in thousands):
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE(1)	NET UNREALIZED APPRECIATION (DEPRECIATION)(2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE

Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one day ESTR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.19%), which is denominated in EUR based on the local currencies of the positions within the swaps.	4/28/2023	$28,255	$637	$(146)	$491

REFERENCE ENTITY	SHARES	NOTIONAL VALUE ($)(1)	NET UNREALIZED APPRECIATION (DEPRECIATION) ($)(2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
Ireland
AIB Group plc *	731	1,979	(85)	0.0	(a)
Bank of Ireland Group plc *	393	2,342	17	0.0	(a)
Smurfit Kappa Group plc	41	2,163	(10)	0.0	(a)

	1,165	6,484	(78)	0.0	(a)

Spain
CaixaBank SA	213	613	(61)	0.0	(a)
Laboratorios Farmaceuticos Rovi SA	28	1,972	199	0.0	(a)

	241	2,585	138	0.0	(a)

France
Kering SA	5	3,675	72	0.0	(a)
LVMH Moet Hennessy Louis Vuitton SE	10	8,087	484	0.0	(a)
Teleperformance	7	2,726	146	0.0	(a)
TotalEnergies SE	94	4,698	(125)	0.0	(a)

	116	19,186	577	0.0	(a)

Total Long Positions of Total Return Basket Swap	1,522	28,255	637	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE(1)	NET UNREALIZED APPRECIATION (DEPRECIATION)(2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE

Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one day SONIA on long positions, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in GBP based on the local currencies of the positions within the swaps.	4/28/2023	$52,823	$1,785	$(26)	$1,759

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2021

REFERENCE ENTITY	SHARES	NOTIONAL VALUE ($)(1)	NET UNREALIZED APPRECIATION (DEPRECIATION) ($)(2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
United Kingdom
3i Group plc	136	2,540	184	0.0	(a)
Ashtead Group plc	48	4,065	309	0.0	(a)
Barclays plc	746	2,058	81	0.0	(a)
BP plc	1,416	6,782	27	0.0	(a)
Centrica plc *	2,679	2,212	35	0.0	(a)
Computacenter plc *	62	2,288	35	0.0	(a)
Future plc	33	1,604	(38)	0.0	(a)
Games Workshop Group plc	11	1,468	(24)	0.0	(a)
Intermediate Capital Group plc	91	2,733	108	0.0	(a)
JD Sports Fashion plc	183	2,722	112	0.0	(a)
Lloyds Banking Group plc	7,363	5,039	353	0.0	(a)
Marks & Spencer Group plc *	887	2,230	144	0.0	(a)
Next plc	43	4,680	200	0.0	(a)
Persimmon plc	63	2,336	158	0.0	(a)
Segro plc	167	2,949	190	0.0	(a)
Spirent Communications plc	401	1,581	59	0.0	(a)
Taylor Wimpey plc	1,255	2,654	103	0.0	(a)

	15,584	49,941	2,036	0.0	(a)

Australia
Rio Tinto plc	46	2,882	(251)	0.0	(a)

Total Long Positions of Total Return Basket Swap	15,630	52,823	1,785	0.0	(a)

The following reference rates, and their values as of period-end, are used for security descriptions:
VALUE
ESTR	(0.58)%
SONIA	0.05

Summary of total OTC swap contracts outstanding as of October 31, 2021 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Total return basket swap contracts outstanding	—	2,250

Abbreviations

EUR	Euro
ESTR	Euro Short-Term Rate
GBP	British Pound
SONIA	Sterling Overnight Index Average

(a)	Amount rounds to less than 0.1% of net assets.

(1)	Notional value represents market value as of October 31, 2021 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	53

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 41.2%

Australia — 1.1%

Adbri Ltd.	724	1,629

AGL Energy Ltd.	1,927	8,311

Alumina Ltd.	2,912	4,401

APA Group	419	2,597

AusNet Services Ltd.	1,129	2,099

Bendigo & Adelaide Bank Ltd.	352	2,467

BHP Group plc	1,150	30,367

Charter Hall Long Wale, REIT	2,278	8,359

CSR Ltd.	787	3,533

Dexus, REIT	1,137	9,327

Goodman Group, REIT	794	13,154

IOOF Holdings Ltd.	1,644	5,087

Mirvac Group, REIT	4,933	10,528

Rio Tinto plc	481	29,961

Sonic Healthcare Ltd.	143	4,327

Spark Infrastructure Group	1,615	3,423

Telstra Corp. Ltd.	1,071	3,095

Woodside Petroleum Ltd.	302	5,282

		147,947

Austria — 0.1%

ANDRITZ AG	42	2,400

Erste Group Bank AG	77	3,313

Mondi plc	162	4,045

OMV AG	115	6,972

		16,730

Belgium — 0.4%

Ageas SA	166	8,100

Cofinimmo SA, REIT	50	8,092

Euronav NV	304	3,236

KBC Group NV	54	5,010

Proximus SADP	293	5,519

Shurgard Self Storage SA	113	6,949

Telenet Group Holding NV	57	2,034

Warehouses De Pauw CVA, REIT	242	11,032

		49,972

Brazil — 0.1%

B3 SA — Brasil Bolsa Balcao	2,306	4,879

BB Seguridade Participacoes SA	831	3,257

Itau Unibanco Holding SA (Preference)	1,035	4,287

Yara International ASA	80	4,180

		16,603

INVESTMENTS	SHARES (000)	VALUE ($000)

Canada — 2.0%

Algonquin Power & Utilities Corp. (a)	214	3,079

Allied Properties, REIT	336	11,599

AltaGas Ltd.	164	3,403

Atco Ltd., Class I	82	2,778

Bank of Nova Scotia (The)	75	4,947

Barrick Gold Corp.	355	6,518

BCE, Inc. (a)	221	11,368

Canadian Apartment Properties, REIT	246	11,996

Canadian Imperial Bank of Commerce	76	9,212

Canadian National Railway Co.	74	9,829

Canadian Tire Corp. Ltd., Class A	26	3,723

Canadian Utilities Ltd., Class A	375	10,852

Capital Power Corp.	82	2,698

Chartwell Retirement Residences	78	755

Emera, Inc.	75	3,479

Enbridge, Inc.	271	11,349

Fortis, Inc.	170	7,584

Gibson Energy, Inc. (a)	148	2,979

Great-West Lifeco, Inc.	255	7,510

Hydro One Ltd. (a) (b)	435	10,396

IGM Financial, Inc.	177	7,015

Keyera Corp.	127	3,250

Northland Power, Inc.	83	2,662

Nutrien Ltd.	138	9,629

Pembina Pipeline Corp.	343	11,353

Power Corp. of Canada (a)	257	8,557

Restaurant Brands International, Inc.	119	6,712

Rogers Communications, Inc., Class B	144	6,682

Shaw Communications, Inc., Class B	305	8,772

Sienna Senior Living, Inc.	131	1,500

Superior Plus Corp.	223	2,485

TC Energy Corp.	595	32,203

TELUS Corp.	499	11,456

Thomson Reuters Corp.	68	8,210

Toronto-Dominion Bank (The)	214	15,523

TransAlta Renewables, Inc.	177	2,614

Westshore Terminals Investment Corp. (a)	115	2,486

		277,163

Cayman Islands — 0.0% (c)

Telford Offshore Holdings Ltd. * ‡	58	—	(d)

Chile — 0.0% (c)

Banco Santander Chile, ADR	119	2,110

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

China — 1.8%

China Construction Bank Corp., Class H	28,171	19,173

China Merchants Bank Co. Ltd., Class H	2,923	24,495

China Pacific Insurance Group Co. Ltd., Class H	4,726	14,452

China Petroleum & Chemical Corp., Class H	14,742	7,183

China Resources Land Ltd.	2,782	10,809

Fuyao Glass Industry Group Co. Ltd., Class A	446	3,441

Guangdong Investment Ltd.	4,500	5,658

Haier Smart Home Co. Ltd., Class H	4,141	15,418

Huayu Automotive Systems Co. Ltd., Class A	2,742	11,475

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,159	21,152

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	36	1,050

Joyoung Co. Ltd., Class A	1,018	3,709

Midea Group Co. Ltd., Class A	1,516	16,242

NetEase, Inc.	921	17,871

Ping An Insurance Group Co. of China Ltd., Class H	1,989	14,247

Postal Savings Bank of China Co. Ltd., Class H (b)	12,081	8,780

Tingyi Cayman Islands Holding Corp.	6,792	12,677

Topsports International Holdings Ltd. (b)	5,135	6,238

Wilmar International Ltd.	1,688	5,396

Xinyi Solar Holdings Ltd.	3,834	7,964

Yum China Holdings, Inc.	111	6,532

Zhejiang Supor Co. Ltd., Class A	932	7,707

		241,669

Denmark — 0.4%

Carlsberg A/S, Class B	38	6,315

Novo Nordisk A/S, Class B	404	44,271

		50,586

Finland — 0.5%

Elisa OYJ	120	7,269

Fortum OYJ	112	3,317

Nordea Bank Abp	2,111	25,859

Orion OYJ, Class B	209	9,035

Sampo OYJ, Class A	80	4,229

UPM-Kymmene OYJ	133	4,703

Wartsila OYJ Abp	494	6,847

		61,259

France — 1.3%

Amundi SA (b)	35	3,146

Atos SE	34	1,780

AXA SA	246	7,152

BNP Paribas SA	103	6,881

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Cie de Saint-Gobain	86	5,929

Covivio, REIT	101	8,774

Credit Agricole SA	273	4,115

Danone SA	109	7,123

Engie SA	322	4,576

Eutelsat Communications SA	158	2,243

Gaztransport Et Technigaz SA	34	2,820

Kering SA	9	7,041

Klepierre SA, REIT	247	5,882

La Francaise des Jeux SAEM (b)	76	3,963

L’Oreal SA	26	11,709

LVMH Moet Hennessy Louis Vuitton SE	32	24,960

Orange SA	250	2,722

Publicis Groupe SA	80	5,371

Rexel SA *	138	2,746

Rubis SCA	78	2,505

Safran SA	94	12,631

Societe Generale SA	158	5,294

TotalEnergies SE	239	11,971

Vinci SA	227	24,216

		175,550

Germany — 1.8%

adidas AG	54	17,814

Allianz SE (Registered)	158	36,691

Aroundtown SA	483	3,359

BASF SE	201	14,472

Bayerische Motoren Werke AG	61	6,145

Daimler AG (Registered)	93	9,203

Deutsche Boerse AG	49	8,086

Deutsche Post AG (Registered)	403	24,953

Deutsche Telekom AG (Registered)	983	18,280

E.ON SE	269	3,409

Evonik Industries AG	92	2,993

Freenet AG	253	6,512

LEG Immobilien SE	29	4,349

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	98	29,086

RWE AG	76	2,906

Siemens AG (Registered)	72	11,692

Telefonica Deutschland Holding AG	3,216	8,380

Uniper SE	75	3,323

Volkswagen AG (Preference)	67	15,044

Vonovia SE	327	19,820

		246,517

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	55

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hong Kong — 0.6%

CK Asset Holdings Ltd.	1,261	7,789

CK Infrastructure Holdings Ltd.	456	2,749

CLP Holdings Ltd.	345	3,378

Hang Seng Bank Ltd.	465	8,842

HKBN Ltd.	2,244	2,688

HKT Trust & HKT Ltd. (a)	6,083	8,255

Hong Kong Exchanges & Clearing Ltd.	323	19,428

PCCW Ltd.	5,315	2,736

Power Assets Holdings Ltd.	558	3,407

VTech Holdings Ltd.	444	3,421

WH Group Ltd. (b)	4,097	2,872

Xinyi Glass Holdings Ltd.	2,042	5,754

Yue Yuen Industrial Holdings Ltd. *	1,886	4,003

		75,322

India — 0.5%

Embassy Office Parks, REIT	1,714	8,010

Infosys Ltd., ADR	1,691	37,669

Tata Consultancy Services Ltd.	623	28,316

		73,995

Indonesia — 0.3%

Bank Rakyat Indonesia Persero Tbk. PT	74,635	22,404

Telkom Indonesia Persero Tbk. PT	67,211	17,965

		40,369

Ireland — 0.0% (c)

Smurfit Kappa Group plc	74	3,860

Italy — 0.6%

A2A SpA	4,445	9,354

ACEA SpA	32	685

Assicurazioni Generali SpA	254	5,528

Azimut Holding SpA	153	4,407

Banca Mediolanum SpA	365	3,674

Enel SpA	1,180	9,875

Eni SpA	421	6,040

ERG SpA	37	1,326

Hera SpA	539	2,205

Intesa Sanpaolo SpA	4,522	12,852

Iren SpA	772	2,400

Italgas SpA	424	2,696

Mediobanca Banca di Credito Finanziario SpA *	298	3,554

Poste Italiane SpA (b)	303	4,324

Snam SpA	593	3,358

Terna — Rete Elettrica Nazionale	448	3,335

INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — continued

Unipol Gruppo SpA	310	1,782

		77,395

Japan — 1.6%

Aozora Bank Ltd.	255	5,835

ARTERIA Networks Corp.	101	1,421

Chubu Electric Power Co., Inc.	253	2,617

Chugoku Electric Power Co., Inc. (The)	185	1,535

Dai Nippon Printing Co. Ltd.	135	3,342

Daiwa House Industry Co. Ltd.	227	7,499

Daiwa House REIT Investment Corp., REIT	2	6,399

Electric Power Development Co. Ltd.	381	5,031

ENEOS Holdings, Inc.	918	3,702

FANUC Corp.	10	1,996

Frontier Real Estate Investment Corp., REIT	1	5,061

Honda Motor Co. Ltd.	198	5,865

Idemitsu Kosan Co. Ltd.	196	5,356

Japan Metropolitan Fund Invest, REIT	16	14,254

Japan Post Holdings Co. Ltd. *	719	5,528

Japan Tobacco, Inc.	166	3,261

Kansai Electric Power Co., Inc. (The)	777	7,155

KDDI Corp.	136	4,144

Konica Minolta, Inc.	1,032	5,110

Kyushu Railway Co.	212	4,752

Lawson, Inc.	23	1,132

Mitsubishi Chemical Holdings Corp.	785	6,499

Mitsui Fudosan Logistics Park, Inc., REIT	1	7,375

Nippon Accommodations Fund, Inc., REIT	2	10,374

Nippon Building Fund, Inc., REIT	2	12,474

Nippon Prologis REIT, Inc., REIT	3	9,723

Nippon Telegraph & Telephone Corp.	239	6,685

Okinawa Electric Power Co., Inc. (The)	85	1,048

Osaka Gas Co. Ltd.	39	621

Otsuka Corp.	135	6,630

Shikoku Electric Power Co., Inc.	111	720

SoftBank Corp.	771	10,520

Sumitomo Forestry Co. Ltd.	232	4,435

Suzuki Motor Corp.	151	6,716

Takeda Pharmaceutical Co. Ltd.	164	4,589

Tohoku Electric Power Co., Inc.	981	6,364

Tokio Marine Holdings, Inc.	205	10,818

Tokyo Gas Co. Ltd.	94	1,638

Toyota Motor Corp.	682	12,030

United Urban Investment Corp., REIT	2	2,260

		222,514

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Mexico — 0.4%

Bolsa Mexicana de Valores SAB de CV	651	1,245

Grupo Financiero Banorte SAB de CV, Class O	3,330	21,048

Kimberly-Clark de Mexico SAB de CV, Class A	2,557	4,042

Wal-Mart de Mexico SAB de CV	8,471	29,512

		55,847

Netherlands — 0.6%

ABN AMRO Bank NV, CVA (b)	223	3,279

Akzo Nobel NV	47	5,430

ASML Holding NV	34	27,274

ASR Nederland NV	82	3,828

BE Semiconductor Industries NV	40	3,663

CTP NV (b)	463	9,838

Eurocommercial Properties NV, REIT	230	5,370

ING Groep NV	427	6,481

Koninklijke Ahold Delhaize NV	162	5,262

Koninklijke KPN NV	1,646	4,919

NN Group NV	92	4,918

PostNL NV	783	3,397

Randstad NV	58	4,158

		87,817

New Zealand — 0.1%

Contact Energy Ltd.	1,263	7,409

Spark New Zealand Ltd.	2,394	7,838

		15,247

Norway — 0.2%

Aker BP ASA	106	4,050

DNB Bank ASA	207	4,926

Equinor ASA	207	5,239

Fjordkraft Holding ASA (b)	220	1,312

Gjensidige Forsikring ASA	158	3,942

SFL Corp. Ltd.	356	2,818

Telenor ASA	662	10,463

		32,750

Portugal — 0.1%

EDP — Energias de Portugal SA (a)	573	3,231

Galp Energia SGPS SA	321	3,333

NOS SGPS SA	693	2,703

Redes Energeticas Nacionais SGPS SA	249	757

		10,024

Russia — 0.5%

Alrosa PJSC	4,013	7,085

Evraz plc	535	4,542

INVESTMENTS	SHARES (000)	VALUE ($000)

Russia — continued

LUKOIL PJSC, ADR	101	10,320

Moscow Exchange MICEX-RTS PJSC	5,748	14,109

Sberbank of Russia PJSC	5,469	27,511

Severstal PAO, GDR (b)	363	8,313

Severstal PAO, GDR (b)	10	233

		72,113

Saudi Arabia — 0.1%

Al Rajhi Bank	286	10,581

Singapore — 0.3%

Ascendas, REIT	7,723	17,689

BW LPG Ltd. (b)	510	2,725

CapitaLand Integrated Commercial Trust, REIT	5,322	8,475

DBS Group Holdings Ltd.	356	8,319

Keppel Infrastructure Trust	3,552	1,396

NetLink NBN Trust (b)	3,903	2,951

Singapore Telecommunications Ltd.	1,613	2,993

StarHub Ltd.	1,659	1,526

		46,074

South Africa — 0.2%

Anglo American plc	153	5,803

AVI Ltd.	484	2,504

Bid Corp. Ltd.	187	4,016

SPAR Group Ltd. (The)	193	2,466

Vodacom Group Ltd.	781	6,936

		21,725

South Korea — 0.5%

ESR Kendall Square REIT Co. Ltd., REIT	712	4,159

NCSoft Corp.	11	5,939

Samsung Electronics Co. Ltd.	961	57,548

SK Telecom Co. Ltd., ADR	188	5,443

		73,089

Spain — 0.9%

Acerinox SA	201	2,802

ACS Actividades de Construccion y Servicios SA	123	3,222

Atlantica Sustainable Infrastructure plc	80	3,155

Banco Bilbao Vizcaya Argentaria SA	852	5,960

Banco Santander SA	2,034	7,714

Cellnex Telecom SA (b)	223	13,740

Cia de Distribucion Integral Logista Holdings SA	125	2,669

Enagas SA	403	9,050

Endesa SA	511	11,786

Iberdrola SA	1,492	17,615

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	57

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — continued

Industria de Diseno Textil SA	175	6,344

Naturgy Energy Group SA (a)	594	15,615

Red Electrica Corp. SA	493	10,268

Repsol SA	668	8,555

Telefonica SA	2,188	9,502

		127,997

Sweden — 0.6%

Boliden AB	130	4,583

Industrivarden AB, Class A (a)	6	187

Lundin Energy AB	106	4,169

Skandinaviska Enskilda Banken AB, Class A	355	5,559

SKF AB, Class B	148	3,443

SSAB AB, Class B *	473	2,364

Svenska Handelsbanken AB, Class A	368	4,219

Tele2 AB, Class B	841	11,888

Telia Co. AB	2,733	10,764

Volvo AB, Class B	1,363	31,793

		78,969

Switzerland — 1.5%

ABB Ltd. (Registered)	238	7,871

Cie Financiere Richemont SA (Registered)	67	8,282

Julius Baer Group Ltd.	54	3,911

Nestle SA (Registered)	419	55,306

Novartis AG (Registered)	148	12,261

OC Oerlikon Corp. AG (Registered)	603	6,141

Roche Holding AG	168	65,244

Swiss Life Holding AG (Registered)	4	2,099

Swisscom AG (Registered)	5	2,763

UBS Group AG (Registered)	445	8,099

Zurich Insurance Group AG	57	25,355

		197,332

Taiwan — 1.2%

Accton Technology Corp.	434	3,794

Chailease Holding Co. Ltd.	646	6,185

Chicony Electronics Co. Ltd.	401	1,148

Delta Electronics, Inc.	596	5,264

MediaTek, Inc.	343	11,289

Mega Financial Holding Co. Ltd.	4,915	5,907

Novatek Microelectronics Corp.	512	7,679

President Chain Store Corp.	868	8,773

Quanta Computer, Inc.	3,886	10,918

Realtek Semiconductor Corp.	551	9,911

Taiwan Semiconductor Manufacturing Co. Ltd.	3,318	70,409

INVESTMENTS	SHARES (000)	VALUE ($000)

Taiwan — continued

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	55	6,292

Vanguard International Semiconductor Corp.	2,037	10,614

Wiwynn Corp.	166	5,318

		163,501

Thailand — 0.1%

Siam Cement PCL (The) (Registered)	589	7,010

United Kingdom — 2.3%

3i Group plc	286	5,343

abrdn plc	886	3,081

Admiral Group plc	108	4,245

Ashtead Group plc	68	5,729

Aviva plc	917	4,947

Barclays plc	2,465	6,801

Barratt Developments plc	1,202	10,909

Berkeley Group Holdings plc	68	4,029

BP plc	3,692	17,687

Burberry Group plc	92	2,429

Centrica plc *	3,002	2,478

Close Brothers Group plc	81	1,597

Diageo plc	235	11,697

Direct Line Insurance Group plc	2,268	9,066

Drax Group plc	190	1,383

GlaxoSmithKline plc	936	19,425

Hays plc	1,649	3,737

HSBC Holdings plc	1,790	10,784

Imperial Brands plc	363	7,668

Intermediate Capital Group plc	94	2,811

J Sainsbury plc	855	3,501

Kingfisher plc	591	2,714

Legal & General Group plc	1,387	5,470

Lloyds Banking Group plc	9,612	6,578

M&G plc	1,399	3,823

Man Group plc	1,597	5,084

National Grid plc	258	3,305

NatWest Group plc	1,386	4,178

NewRiver REIT plc, REIT	2,334	2,488

Pennon Group plc	283	4,521

Persimmon plc	332	12,360

RELX plc	764	23,685

Safestore Holdings plc, REIT	564	9,273

Sage Group plc (The)	1,143	11,112

Schroders plc	73	3,617

Severn Trent plc	89	3,350

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

SSE plc	732	16,483

St. James’s Place plc	243	5,249

Taylor Wimpey plc	4,009	8,482

Tesco plc	1,094	4,041

Tritax EuroBox plc (b)	2,628	4,057

Unilever plc	112	6,013

UNITE Group plc (The), REIT	476	7,111

United Utilities Group plc	240	3,411

Vodafone Group plc	4,676	6,892

Workspace Group plc, REIT	544	6,122

WPP plc	706	10,206

		318,972

United States — 18.5%

3M Co.	41	7,332

AbbVie, Inc.	459	52,627

Accenture plc, Class A	12	4,481

AGNC Investment Corp., REIT	442	7,029

Air Products and Chemicals, Inc.	21	6,207

Alliant Energy Corp.	138	7,810

Altria Group, Inc.	73	3,223

American Electric Power Co., Inc.	87	7,382

American Express Co.	36	6,202

American Tower Corp., REIT	48	13,657

Americold Realty Trust, REIT	515	15,171

Amgen, Inc.	30	6,269

Analog Devices, Inc.	231	40,162

Annaly Capital Management, Inc., REIT	835	7,068

Apple, Inc.	15	2,217

Arthur J Gallagher & Co.	28	4,630

AT&T, Inc.	363	9,169

AvalonBay Communities, Inc., REIT	92	21,736

Avangrid, Inc.	71	3,740

Avast plc (b)	217	1,664

Avista Corp.	73	2,900

Bank of America Corp.	271	12,941

Battalion Oil Corp. *	18	177

Boston Properties, Inc., REIT	65	7,381

Brandywine Realty Trust, REIT	1,082	14,331

Bristol-Myers Squibb Co.	761	44,455

Brixmor Property Group, Inc., REIT	670	15,700

Bunge Ltd.	107	9,957

Camden Property Trust, REIT	123	20,079

Campbell Soup Co.	98	3,929

Cardinal Health, Inc.	142	6,774

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

CenterPoint Energy, Inc.	602	15,667

CF Industries Holdings, Inc.	174	9,859

Chesapeake Energy Corp.	16	1,033

Chevron Corp.	202	23,104

Chubb Ltd.	44	8,515

Cigna Corp.	29	6,162

Cisco Systems, Inc.	143	8,013

Citigroup, Inc.	70	4,854

Claire’s Stores, Inc. * ‡	4	1,413

Clear Channel Outdoor Holdings, Inc. *	287	833

Clearway Energy, Inc., Class C	88	3,137

CME Group, Inc.	172	37,881

CMS Energy Corp.	90	5,449

Coca-Cola Co. (The)	1,098	61,921

Cogent Communications Holdings, Inc.	41	3,171

Comcast Corp., Class A	758	38,975

Comerica, Inc.	117	9,983

ConocoPhillips	128	9,535

Consolidated Edison, Inc.	102	7,685

CoreSite Realty Corp., REIT	61	8,687

CVS Health Corp.	64	5,720

Deere & Co.	14	4,698

DHT Holdings, Inc.	472	3,075

Dominion Energy, Inc.	146	11,053

Douglas Emmett, Inc., REIT	418	13,670

Dover Corp.	44	7,473

Dow, Inc.	134	7,490

DTE Energy Co.	59	6,728

Duke Energy Corp.	113	11,557

Eastman Chemical Co.	204	21,183

Eaton Corp. plc	214	35,336

Eaton Corp. plc	6	944

Edison International	129	8,116

Eli Lilly & Co.	41	10,543

Emerson Electric Co.	83	8,017

Entergy Corp.	74	7,578

EOG Resources, Inc.	129	11,968

EP Energy Corp. *	141	12,562

Equinix, Inc., REIT	64	53,605

Equity LifeStyle Properties, Inc., REIT	227	19,185

Essex Property Trust, Inc., REIT	57	19,498

Evergy, Inc.	175	11,182

Exelon Corp.	168	8,927

Exxon Mobil Corp.	140	9,051

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	59

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Fastenal Co.	133	7,578

Federal Realty Investment Trust, REIT	195	23,472

Ferguson plc	45	6,824

Fidelity National Information Services, Inc.	33	3,606

Frontier Communications Parent, Inc. * (a)	275	8,522

General Dynamics Corp.	71	14,375

General Mills, Inc.	125	7,739

Genuine Parts Co.	65	8,488

Gilead Sciences, Inc.	114	7,375

Goodman Networks, Inc. * ‡	53	—	(d)

Gulfport Energy Operating Corp. *	120	9,886

Hasbro, Inc.	73	7,034

Hawaiian Electric Industries, Inc.	80	3,228

Healthcare Trust of America, Inc., Class A, REIT	384	12,831

Healthpeak Properties, Inc., REIT	864	30,670

Hewlett Packard Enterprise Co.	550	8,053

Home Depot, Inc. (The)	26	9,610

Host Hotels & Resorts, Inc., REIT *	963	16,204

HP, Inc.	279	8,462

IDACORP, Inc.	33	3,454

iHeartMedia, Inc., Class A *	122	2,366

International Business Machines Corp.	81	10,128

International Flavors & Fragrances, Inc.	9	1,399

International Paper Co.	146	7,238

Interpublic Group of Cos., Inc. (The)	84	3,083

Invitation Homes, Inc., REIT	650	26,794

Iron Mountain, Inc., REIT	194	8,833

JM Smucker Co. (The)	39	4,764

Johnson & Johnson	397	64,675

Juniper Networks, Inc.	274	8,087

Kellogg Co.	118	7,215

Kimberly-Clark Corp.	57	7,440

Kimco Realty Corp., REIT	1,017	22,984

Kinder Morgan, Inc.	638	10,679

Kraft Heinz Co. (The)	198	7,091

Lumen Technologies, Inc.	817	9,687

LyondellBasell Industries NV, Class A	81	7,502

Macquarie Infrastructure Holdings LLC	85	315

Marathon Petroleum Corp.	127	8,343

McDonald’s Corp.	155	38,035

Medtronic plc	211	25,312

Merck & Co., Inc.	506	44,550

Microsoft Corp.	24	7,816

Mondelez International, Inc., Class A	110	6,656

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Moran Foods Backstop Equity * ‡	148	590

Motorola Solutions, Inc.	18	4,501

MYT Holding Co. * ‡	1,342	6,965

National Fuel Gas Co.	65	3,744

National HealthCare Corp.	13	902

National Retail Properties, Inc., REIT	265	12,042

Neiman Marcus Group Restricted Equity *	4	667

NetApp, Inc.	97	8,621

Newell Brands, Inc.	331	7,567

NextEra Energy, Inc.	349	29,763

NiSource, Inc.	310	7,655

NMG, Inc. * (a)	41	6,284

Norfolk Southern Corp.	68	19,978

Northern Trust Corp.	32	3,928

Northrop Grumman Corp.	13	4,820

NorthWestern Corp.	54	3,055

NortonLifeLock, Inc.	214	5,445

NRG Energy, Inc.	68	2,711

Oasis Petroleum, Inc.	137	16,534

OGE Energy Corp.	101	3,458

Omnicom Group, Inc.	111	7,526

ONEOK, Inc.	206	13,109

PACCAR, Inc.	83	7,445

Packaging Corp. of America	56	7,751

Park Hotels & Resorts, Inc., REIT *	612	11,339

Parker-Hannifin Corp.	18	5,242

PepsiCo, Inc.	170	27,502

Pfizer, Inc.	49	2,141

Philip Morris International, Inc.	275	26,024

Phillips 66	113	8,436

Pinnacle West Capital Corp.	143	9,211

PNC Financial Services Group, Inc. (The)	46	9,734

PPG Industries, Inc.	38	6,124

PPL Corp.	376	10,818

Procter & Gamble Co. (The)	442	63,158

Progressive Corp. (The)	302	28,701

Prologis, Inc., REIT	542	78,541

Public Service Enterprise Group, Inc.	181	11,556

Public Storage, REIT	117	38,813

Quest Diagnostics, Inc.	35	5,192

Raytheon Technologies Corp.	175	15,586

Realty Income Corp., REIT	112	7,984

Republic Services, Inc.	25	3,313

Rexford Industrial Realty, Inc., REIT	136	9,154

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Schneider Electric SE	158	27,222

Seagate Technology Holdings plc	327	29,113

Sempra Energy	55	7,077

Shenandoah Telecommunications Co.	90	2,494

Simon Property Group, Inc., REIT	66	9,703

Southern Co. (The)	174	10,824

Spire, Inc.	46	2,891

State Street Corp.	207	20,362

Steel Dynamics, Inc.	140	9,237

Stellantis NV	141	2,809

Stellantis NV	180	3,592

Sun Communities, Inc., REIT	123	24,031

Sylvamo Corp. *	13	372

Sysco Corp.	64	4,941

T. Rowe Price Group, Inc.	39	8,424

Texas Instruments, Inc.	182	34,087

TJX Cos., Inc. (The)	65	4,261

Trane Technologies plc	113	20,496

Truist Financial Corp.	452	28,685

UGI Corp.	74	3,211

United Parcel Service, Inc., Class B	24	5,200

UnitedHealth Group, Inc.	26	11,987

US Bancorp	135	8,169

Valero Energy Corp.	114	8,780

Ventas, Inc., REIT	562	30,001

VEREIT, Inc., REIT	162	8,142

Verizon Communications, Inc.	603	31,979

VICI Properties, Inc., REIT (a)	1,291	37,883

Vistra Common Equity *	5	93

Vistra Corp.	145	2,849

Vornado Realty Trust, REIT	286	12,207

Walgreens Boots Alliance, Inc.	155	7,296

Walmart, Inc.	35	5,293

WEC Energy Group, Inc.	82	7,371

Wells Fargo & Co.	276	14,110

Welltower, Inc., REIT	65	5,222

Western Union Co. (The)	358	6,524

Whiting Petroleum Corp. * (a)	102	6,671

Williams Cos., Inc. (The)	433	12,153

WP Carey, Inc., REIT	98	7,578

Xcel Energy, Inc.	70	4,514

		2,531,323

Total Common Stocks (Cost $4,504,045)		5,629,932

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — 34.1%

Australia — 0.2%

Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (e) (f) (g) (h)		10,853	12,482

FMG Resources August 2006 Pty. Ltd.

5.13%, 5/15/2024 (a) (g)		1,958	2,087

4.50%, 9/15/2027 (g)		1,160	1,212

4.38%, 4/1/2031 (g)		2,442	2,473

Glencore Funding LLC

2.50%, 9/1/2030 (g)		180	176

2.63%, 9/23/2031 (a) (g)		63	62

Macquarie Bank Ltd.

(SOFR + 0.30%), 0.35%, 4/6/2023 (f) (g)		200	200

(USD Swap Semi 5 Year + 3.70%), 6.13%, 3/8/2027 (e) (f) (g) (h)		1,820	1,972

Mineral Resources Ltd. 8.13%, 5/1/2027 (g)		450	486

			21,150

Austria — 0.0% (c)

ams AG 7.00%, 7/31/2025 (a) (g)		1,280	1,355

Azerbaijan — 0.0% (c)

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)		950	1,112

State Oil Co. of the Azerbaijan Republic

4.75%, 3/13/2023 (b)		686	711

6.95%, 3/18/2030 (b)		2,180	2,665

			4,488

Bahrain — 0.0% (c)

Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027 (b)		1,150	1,260

Belarus — 0.0% (c)

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (g)		750	706

Belgium — 0.0% (c)

Anheuser-Busch InBev Worldwide, Inc.

3.50%, 6/1/2030 (a)		174	191

4.38%, 4/15/2038		420	495

KBC Group NV (EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (b) (e) (f) (h)	EUR	1,800	2,203

			2,889

Brazil — 0.0% (c)

Guara Norte SARL 5.20%, 6/15/2034 (g)		340	333

Klabin Austria GmbH 7.00%, 4/3/2049 (b)		1,150	1,323

MV24 Capital BV 6.75%, 6/1/2034 (g)		635	655

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	61

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Brazil — continued

Nexa Resources SA 5.38%, 5/4/2027 (b)	580	616

Petrobras Global Finance BV

5.50%, 6/10/2051	319	279

6.85%, 6/5/2115	300	291

Suzano Austria GmbH

6.00%, 1/15/2029	900	1,029

7.00%, 3/16/2047 (b)	220	275

Vale Overseas Ltd. 3.75%, 7/8/2030 (a)	57	58

Votorantim Cimentos International SA 7.25%, 4/5/2041 (b)	440	576

		5,435

Canada — 1.3%

1011778 BC ULC

3.88%, 1/15/2028 (g)	2,030	2,025

3.50%, 2/15/2029 (g)	1,546	1,500

4.00%, 10/15/2030 (g)	4,185	4,054

ATS Automation Tooling Systems, Inc. 4.13%, 12/15/2028 (a) (g)	1,373	1,385

Bank of Nova Scotia (The)

(ICE LIBOR USD 3 Month + 2.65%), 4.65%, 10/12/2022 (e) (f) (h)	1,551	1,535

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (e) (f) (h)	3,698	3,946

1.30%, 9/15/2026 (a)	280	276

Series 2, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 3.62%, 10/27/2081 (f)	2,000	1,968

Baytex Energy Corp. 8.75%, 4/1/2027 (g)	6,070	6,480

Bell Canada (The) Series US-5, 2.15%, 2/15/2032	159	155

Bombardier, Inc.

7.50%, 12/1/2024 (g)	50	52

7.50%, 3/15/2025 (g)	1,200	1,232

Emera US Finance LP

2.64%, 6/15/2031 (a) (g)	75	74

4.75%, 6/15/2046	75	90

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (f)	29,134	34,200

Enbridge, Inc.

4.50%, 6/10/2044	70	82

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (f)	2,730	3,017

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (f)	5,351	5,905

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued

Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (f)	13,544	15,223

Garda World Security Corp. 4.63%, 2/15/2027 (g)	1,876	1,862

GFL Environmental, Inc.

4.25%, 6/1/2025 (g)	2,670	2,753

3.75%, 8/1/2025 (g)	3,858	3,970

4.00%, 8/1/2028 (a) (g)	3,309	3,226

4.75%, 6/15/2029 (g)	2,895	2,920

4.38%, 8/15/2029 (g)	2,244	2,223

MEG Energy Corp.

6.50%, 1/15/2025 (g)	3,543	3,627

7.13%, 2/1/2027 (g)	6,009	6,310

NOVA Chemicals Corp.

4.88%, 6/1/2024 (g)	6,055	6,302

5.00%, 5/1/2025 (g)	3,790	3,994

5.25%, 6/1/2027 (g)	4,811	5,063

4.25%, 5/15/2029 (a) (g)	3,479	3,434

Open Text Corp. 5.88%, 6/1/2026 (g)	1,781	1,839

Precision Drilling Corp.

7.13%, 1/15/2026 (g)	3,749	3,856

6.88%, 1/15/2029 (g)	518	535

Quebecor Media, Inc. 5.75%, 1/15/2023	6,263	6,592

Ritchie Bros Auctioneers, Inc. 5.38%, 1/15/2025 (g)	1,282	1,304

Rogers Communications, Inc. 3.70%, 11/15/2049	277	287

Superior Plus LP 4.50%, 3/15/2029 (g)	3,770	3,856

Tervita Corp. 11.00%, 12/1/2025 (g)	579	666

TransAlta Corp.

4.50%, 11/15/2022 (a)	412	420

6.50%, 3/15/2040	73	86

TransCanada PipeLines Ltd. 4.75%, 5/15/2038	234	280

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (f)	5,204	5,737

(SOFR + 4.42%), 5.50%, 9/15/2079 (f)	9,787	10,668

Videotron Ltd.

5.38%, 6/15/2024 (g)	5,053	5,426

5.13%, 4/15/2027 (g)	4,520	4,672

3.63%, 6/15/2029 (a) (g)	3,423	3,440

		178,547

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Cayman Islands — 0.0% (c)

Global Aircraft Leasing Co. Ltd. 6.50% (cash), 9/15/2024 (g) (i)	943	916

Chile — 0.0% (c)

Corp. Nacional del Cobre de Chile

4.88%, 11/4/2044 (b)	400	474

3.70%, 1/30/2050 (g)	1,400	1,421

Empresa Nacional del Petroleo 3.75%, 8/5/2026 (b)	1,000	1,027

		2,922

China — 0.5%

Agile Group Holdings Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%, 3/7/2023 (b) (e) (f) (h)	2,800	1,652

Central Plaza Development Ltd.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 8.07%), 5.75%, 11/14/2024 (b) (e) (f) (h)	300	257

4.65%, 1/19/2026 (b)	3,400	3,172

Champion Sincerity Holdings Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 10.58%), 8.12%, 2/8/2022 (b) (e) (f) (h)	1,000	998

China Aoyuan Group Ltd. 5.38%, 9/13/2022 (b)	1,700	782

China SCE Group Holdings Ltd. 5.88%, 3/10/2022 (b)	1,700	1,581

Chong Hing Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%, 7/15/2024 (b) (e) (f) (h)	1,250	1,286

CIFI Holdings Group Co. Ltd. 5.50%, 1/23/2023 (b)	2,700	2,651

Country Garden Holdings Co. Ltd.

5.13%, 1/14/2027 (b)	2,900	2,821

3.30%, 1/12/2031 (b)	1,000	900

ENN Clean Energy International Investment Ltd. 3.38%, 5/12/2026 (b)	400	396

Fortune Star BVI Ltd.

6.75%, 7/2/2023 (b)	1,700	1,722

5.00%, 5/18/2026 (b)	1,300	1,235

Gemdale Ever Prosperity Investment Ltd. 4.95%, 7/26/2022 (b)	700	695

Gemstones International Ltd. 12.00%, 3/10/2023 (b)	1,500	1,201

Golden Eagle Retail Group Ltd. 4.63%, 5/21/2023 (b)	2,300	2,267

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

China — continued

Greenland Global Investment Ltd. 6.75%, 6/25/2022 (b)	1,500	1,155

HBIS Group Hong Kong Co. Ltd. 3.75%, 12/18/2022 (b)	700	694

Hong Kong Red Star Macalline Universal Home Furnishings Ltd. 3.38%, 9/21/2022 (b)	2,100	1,882

Hopson Development Holdings Ltd. 7.00%, 5/18/2024 (b)	2,300	2,137

Huarong Finance 2019 Co. Ltd. 2.50%, 2/24/2023 (b)	1,600	1,545

Kunming Traffic Investment Co. Ltd. 6.20%, 6/27/2022 (b)	1,200	1,179

KWG Group Holdings Ltd. 7.88%, 9/1/2023 (b)	3,000	2,453

New Metro Global Ltd.

6.50%, 5/20/2022 (b)	2,600	2,444

4.80%, 12/15/2024 (b)	1,300	1,131

4.50%, 5/2/2026 (b)	700	590

NXP BV 3.25%, 5/11/2041 (g)	75	77

Powerlong Real Estate Holdings Ltd.

7.13%, 11/8/2022 (b)	1,700	1,606

5.95%, 4/30/2025 (b)	700	627

Redsun Properties Group Ltd.

9.95%, 4/11/2022 (b)	300	227

10.50%, 10/3/2022 (b)	900	630

RKPF Overseas Ltd.

6.70%, 9/30/2024 (b)	2,700	2,524

5.20%, 1/12/2026 (b)	1,200	1,038

Ronshine China Holdings Ltd. 8.75%, 10/25/2022 (b)	1,400	616

Shandong Iron And Steel Xinheng International Co. Ltd.

6.50%, 11/5/2023 (b)	600	619

4.80%, 7/28/2024 (b)	300	300

Shimao Group Holdings Ltd.

5.20%, 1/30/2025 (b)	3,000	2,752

3.45%, 1/11/2031 (b)	900	756

Shui On Development Holding Ltd.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.63%), 6.40%, 6/20/2022 (b) (e) (f) (h)	2,000	1,921

5.50%, 3/3/2025 (b)	1,200	1,128

Sunac China Holdings Ltd.

7.25%, 6/14/2022 (b)	1,700	1,413

8.35%, 4/19/2023 (b)	500	383

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

China — continued

Times China Holdings Ltd. 5.75%, 4/26/2022 (b)	2,200	1,942

Yango Justice International Ltd.

10.00%, 2/12/2023 (b)	700	192

9.25%, 4/15/2023 (b)	300	60

8.25%, 11/25/2023 (b)	700	140

Yanlord Land HK Co. Ltd. 6.80%, 2/27/2024 (b)	3,000	3,015

Yuzhou Group Holdings Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 8.53%), 5.38%, 9/29/2022 (b) (e) (f) (h)	1,700	646

		61,438

Colombia — 0.0% (c)

Ecopetrol SA

5.88%, 9/18/2023	950	1,019

5.38%, 6/26/2026	1,160	1,254

7.38%, 9/18/2043	412	479

5.88%, 5/28/2045	730	736

		3,488

Costa Rica — 0.0% (c)

Instituto Costarricense de Electricidad 6.95%, 11/10/2021 (b)	790	790

Finland — 0.1%

Nokia OYJ

4.38%, 6/12/2027	1,203	1,293

6.63%, 5/15/2039	673	905

Nordea Bank Abp

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (e) (f) (g) (h)	7,250	8,270

1.50%, 9/30/2026 (g)	200	197

		10,665

France — 0.6%

Altice France SA

8.13%, 2/1/2027 (g)	6,089	6,545

5.13%, 7/15/2029 (g)	7,415	7,222

5.50%, 10/15/2029 (g)	3,732	3,658

Banque Federative du Credit Mutuel SA 1.60%, 10/4/2026 (a) (g)	200	199

CGG SA 8.75%, 4/1/2027 (a) (g)	500	492

Credit Agricole SA

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (e) (f) (g) (h)	19,545	23,405

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

France — continued

(GBP Swap Semi 5 Year + 4.81%), 7.50%, 6/23/2026 (e) (f) (g) (h)	GBP 3,130	4,929

(EUR Swap Annual 5 Year + 4.37%), 4.00%, 12/23/2027 (b) (e) (f) (h)	EUR 1,000	1,243

Societe Generale SA

(USD Swap Semi 5 Year + 4.98%), 7.88%, 12/18/2023 (e) (f) (g) (h)	1,680	1,851

4.25%, 4/14/2025 (g)	450	482

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (e) (f) (g) (h)	19,644	22,893

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.93%), 4.75%, 5/26/2026 (e) (f) (g) (h)	2,730	2,797

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (e) (f) (g) (h)	10,487	11,142

		86,858

Germany — 0.0% (c)

Bayer US Finance II LLC 4.63%, 6/25/2038 (g)	200	237

Deutsche Telekom International Finance BV 8.75%, 6/15/2030 (j)	286	420

EMD Finance LLC 2.95%, 3/19/2022 (g)	92	92

TK Elevator US Newco, Inc. 5.25%, 7/15/2027 (g)	3,398	3,458

		4,207

Greece — 0.0% (c)

Danaos Corp. 8.50%, 3/1/2028 (a) (g)	180	197

Guatemala — 0.0% (c)

Energuate Trust 5.88%, 5/3/2027 (b)	1,147	1,170

Hong Kong — 0.1%

Bank of East Asia Ltd. (The) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.53%), 5.83%, 10/21/2025 (b) (e) (f) (h)	1,750	1,827

CAS Capital No. 1 Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.64%), 4.00%, 7/12/2026 (b) (e) (f) (h)	2,500	2,507

FWD Group Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.87%), 0.00%, 6/15/2022 (b) (e) (f) (h)	1,300	1,240

FWD Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%, 2/1/2023 (b) (e) (f) (h)	1,800	1,778

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hong Kong — continued

Melco Resorts Finance Ltd. 5.63%, 7/17/2027 (b)	2,300	2,300

NWD MTN Ltd. 4.13%, 7/18/2029 (b)	1,400	1,402

		11,054

India — 0.2%

ABJA Investment Co. Pte. Ltd. 5.45%, 1/24/2028 (b)	2,200	2,431

Azure Power Energy Ltd. 3.58%, 8/19/2026 (g)	200	201

Azure Power Solar Energy Pvt Ltd. 5.65%, 12/24/2024 (b)	1,700	1,784

Continuum Energy Levanter Pte. Ltd. 4.50%, 2/9/2027 (b)	1,687	1,726

Greenko Dutch BV 3.85%, 3/29/2026 (b)	600	604

HDFC Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 3.70%, 8/25/2026 (e) (f) (g) (h)	1,300	1,290

HPCL-Mittal Energy Ltd. 5.25%, 4/28/2027 (b)	2,100	2,158

India Green Energy Holdings 5.38%, 4/29/2024 (b)	1,950	2,019

India Green Power Holdings 4.00%, 2/22/2027 (b)	2,250	2,242

JSW Steel Ltd.

5.38%, 4/4/2025 (b)	2,700	2,838

3.95%, 4/5/2027 (g)	600	604

Reliance Industries Ltd. 5.40%, 2/14/2022 (b)	830	839

ReNew Power Synthetic 6.67%, 3/12/2024 (b)	2,200	2,299

TML Holdings Pte. Ltd. 4.35%, 6/9/2026 (b)	700	710

Vedanta Resources Finance II plc 8.00%, 4/23/2023 (b)	1,000	982

Vedanta Resources Ltd.

6.38%, 7/30/2022 (b)	1,700	1,683

7.13%, 5/31/2023 (b)	300	289

		24,699

Indonesia — 0.2%

Adaro Indonesia PT 4.25%, 10/31/2024 (b)	2,750	2,808

Bank Tabungan Negara Persero Tbk. PT 4.20%, 1/23/2025 (b)	2,200	2,223

Indika Energy Capital III Pte. Ltd. 5.88%, 11/9/2024 (b)	1,200	1,216

Indika Energy Capital IV Pte. Ltd. 8.25%, 10/22/2025 (b)	1,750	1,855

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Indonesia — continued

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (g)		990	1,076

6.53%, 11/15/2028 (g)		2,380	2,862

6.76%, 11/15/2048 (g)		250	322

6.76%, 11/15/2048 (b)		200	258

Medco Bell Pte. Ltd. 6.38%, 1/30/2027 (b)		800	816

Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (b)		2,200	2,291

Minejesa Capital BV

4.63%, 8/10/2030 (g)		824	847

5.63%, 8/10/2037 (b)		1,200	1,261

Pertamina Persero PT

4.30%, 5/20/2023 (b)		260	272

3.10%, 1/21/2030 (g)		450	458

6.00%, 5/3/2042 (b)		880	1,084

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara

4.13%, 5/15/2027 (b)		680	730

6.25%, 1/25/2049 (b)		810	1,012

4.88%, 7/17/2049 (b)		500	533

4.00%, 6/30/2050 (b)		870	843

			22,767

Ireland — 0.1%

AerCap Global Aviation Trust (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (f) (g)		7,463	8,004

AerCap Holdings NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (f)		7,459	7,782

Bank of Ireland Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (f) (g)		200	197

			15,983

Israel — 0.0% (c)

Energean Israel Finance Ltd.

4.88%, 3/30/2026 (b)		210	213

5.38%, 3/30/2028 (b)		220	223

			436

Italy — 0.2%

Enel SpA (USD Swap Semi 5 Year + 5.88%), 8.75%, 9/24/2073 (f) (g)		2,430	2,746

Intesa Sanpaolo SpA (EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (b) (e) (f) (h)	EUR	2,660	3,717

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — continued

Italy — continued

Telecom Italia Capital SA

6.38%, 11/15/2033		3,907	4,482

6.00%, 9/30/2034		4,901	5,452

7.72%, 6/4/2038		1,500	1,913

Telecom Italia SpA 5.30%, 5/30/2024 (g)		1,925	2,050

UniCredit SpA

(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (b) (e) (f) (h)	EUR	1,200	1,621

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (f) (g)		200	197

(EURIBOR ICE Swap Rate 5 Year + 4.08%), 3.88%, 6/3/2027 (b) (e) (f) (h)	EUR	802	889

			23,067

Japan — 0.1%

Mitsubishi UFJ Financial Group, Inc.

(ICE LIBOR USD 3 Month + 0.86%), 0.98%, 7/26/2023 (f)		32	32

3.41%, 3/7/2024 (a)		90	95

Nippon Life Insurance Co.

(USD Swap Semi 5 Year + 3.65%), 5.10%, 10/16/2044 (f) (g)		2,887	3,151

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 2.75%, 1/21/2051 (f) (g)		3,620	3,516

Sumitomo Life Insurance Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.75%), 3.38%, 4/15/2081 (f) (g)		2,620	2,692

Sumitomo Mitsui Trust Bank Ltd. 1.35%, 9/16/2026 (g)		425	420

Takeda Pharmaceutical Co. Ltd. 2.05%, 3/31/2030		200	196

Universal Entertainment Corp. 8.50%, 12/11/2024 (g)		824	860

			10,962

Kazakhstan — 0.1%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)		1,545	2,083

KazMunayGas National Co. JSC

4.75%, 4/24/2025 (g)		550	605

4.75%, 4/19/2027 (b)		500	555

5.75%, 4/19/2047 (b)		1,380	1,661

6.38%, 10/24/2048 (b)		1,040	1,335

Sovereign Wealth Fund Samruk-Kazyna JSC 2.00%, 10/28/2026 (g)		478	472

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kazakhstan — continued

Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026 (b)	800	855

		7,566

Luxembourg — 0.4%

Altice Financing SA 5.75%, 8/15/2029 (a) (g)	4,556	4,482

Altice France Holding SA

10.50%, 5/15/2027 (g)	8,469	9,178

6.00%, 2/15/2028 (a) (g)	1,845	1,753

INEOS Group Holdings SA 5.63%, 8/1/2024 (a) (g)	9,470	9,482

Intelsat Jackson Holdings SA

5.50%, 8/1/2023 (k)	10,554	5,303

8.00%, 2/15/2024 (g) (j) (k)	8,800	8,998

8.50%, 10/15/2024 (g) (k)	16,148	8,316

9.75%, 7/15/2025 (g) (k)	1,585	797

		48,309

Macau — 0.0% (c)

Champion Path Holdings Ltd. 4.85%, 1/27/2028 (b)	700	689

Studio City Finance Ltd.

6.00%, 7/15/2025 (b)	1,400	1,358

5.00%, 1/15/2029 (b)	800	718

		2,765

Mexico — 0.1%

Alfa SAB de CV 6.88%, 3/25/2044 (g)	712	932

Alpek SAB de CV 4.25%, 9/18/2029 (b)	1,000	1,055

BBVA Bancomer SA 6.75%, 9/30/2022 (b)	900	940

Cemex SAB de CV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.12%, 6/8/2026 (e) (f) (g) (h)	3,074	3,172

Comision Federal de Electricidad 4.68%, 2/9/2051 (b)	300	278

Petroleos Mexicanos

5.38%, 3/13/2022	2,850	2,878

6.88%, 8/4/2026	505	550

6.49%, 1/23/2027	247	262

5.35%, 2/12/2028	1,900	1,894

6.50%, 1/23/2029	420	436

5.63%, 1/23/2046	1,999	1,621

6.75%, 9/21/2047	850	749

6.35%, 2/12/2048	500	424

7.69%, 1/23/2050	2,102	2,008

6.95%, 1/28/2060	2,100	1,857

		19,056

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — continued

Morocco — 0.0% (c)

OCP SA 6.88%, 4/25/2044 (b)		1,030	1,234

Netherlands — 0.3%

ABN AMRO Bank NV (EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (b) (e) (f) (h)	EUR	6,700	8,268

Cooperatieve Rabobank UA (EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (b) (e) (f) (h)	EUR	7,200	9,143

ING Groep NV

(USD ICE Swap Rate 5 Year + 5.12%), 6.87%, 4/16/2022 (b) (e) (f) (h)		6,568	6,716

(USD Swap Semi 5 Year + 4.45%), 6.50%, 4/16/2025 (e) (f) (h)		600	659

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (e) (f) (h)		2,360	2,562

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (e) (f) (h)		3,965	3,816

Trivium Packaging Finance BV

5.50%, 8/15/2026 (g) (j)		2,741	2,847

8.50%, 8/15/2027 (g) (j)		2,181	2,300

			36,311

Norway — 0.0% (c)

DNB Bank ASA

(USD Swap Semi 5 Year + 5.08%), 6.50%, 3/26/2022 (b) (e) (f) (h)		2,973	3,027

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (f) (g)		200	196

			3,223

Panama — 0.0% (c)

AES Panama Generation Holdings SRL 4.38%, 5/31/2030 (g)		960	986

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (g)		580	654

			1,640

Paraguay — 0.0% (c)

Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (g)		408	303

Peru — 0.0% (c)

Petroleos del Peru SA

4.75%, 6/19/2032 (g)		900	951

5.63%, 6/19/2047 (b)		600	606

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Peru — continued

Southern Copper Corp. 5.88%, 4/23/2045	185	250

		1,807

Philippines — 0.1%

Petron Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.77%), 4.60%, 7/19/2023 (b) (e) (f) (h)	2,400	2,391

Rizal Commercial Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.24%), 6.50%, 8/27/2025 (b) (e) (f) (h)	2,700	2,814

SMC Global Power Holdings Corp.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.61%), 6.50%, 4/25/2024 (b) (e) (f) (h)	1,200	1,215

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.20%), 7.00%, 10/21/2025 (b) (e) (f) (h)	1,700	1,760

		8,180

Qatar — 0.0% (c)

ABQ Finance Ltd. 3.50%, 2/22/2022 (b)	720	725

Saudi Arabia — 0.0% (c)

Saudi Arabian Oil Co.

1.63%, 11/24/2025 (g)	200	199

2.25%, 11/24/2030 (g)	397	384

3.25%, 11/24/2050 (g)	350	336

3.50%, 11/24/2070 (g)	1,104	1,051

		1,970

South Africa — 0.0% (c)

Eskom Holdings SOC Ltd.

6.75%, 8/6/2023 (b)	430	444

7.13%, 2/11/2025 (b)	650	674

		1,118

South Korea — 0.0% (c)

Hana Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.41%), 3.50%, 10/19/2026 (e) (f) (g) (h)	500	507

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (b) (e) (f) (h)	1,150	1,156

Kia Corp. 3.00%, 4/25/2023 (g)	200	206

		1,869

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — continued

Spain — 0.1%

Banco Bilbao Vizcaya Argentaria SA

(EUR Swap Annual 5 Year + 6.04%), 6.00%, 3/29/2024 (b) (e) (f) (h)	EUR	2,000	2,494

(EUR Swap Annual 5 Year + 6.46%), 6.00%, 1/15/2026 (b) (e) (f) (h)	EUR	4,000	5,225

Banco Santander SA (USD ICE Swap Rate 5 Year + 4.99%), 7.50%, 2/8/2024 (b) (e) (f) (h)		2,400	2,595

Grifols Escrow Issuer SA 4.75%, 10/15/2028 (g)		1,634	1,658

Telefonica Emisiones SA 4.67%, 3/6/2038 (a)		308	358

			12,330

Sweden — 0.0% (c)

Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (b) (e) (f) (h)		3,200	3,344

Switzerland — 0.7%

Cloverie plc for Zurich Insurance Co Ltd (ICE LIBOR USD 3 Month + 4.92%), 5.63%, 6/24/2046 (b) (f)		2,700	3,093

Credit Suisse Group AG

(USD Swap Semi 5 Year + 5.11%), 7.13%, 7/29/2022 (b) (e) (f) (h)		6,820	7,050

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (e) (f) (g) (h)		11,691	12,743

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (e) (f) (g) (h)		19,875	21,366

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%, 8/21/2026 (e) (f) (g) (h)		11,234	12,231

(SOFR + 0.98%), 1.31%, 2/2/2027 (f) (g)		250	242

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.89%), 5.25%, 2/11/2027 (e) (f) (g) (h)		6,696	6,955

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.55%), 4.50%, 9/3/2030 (e) (f) (g) (h)		379	368

UBS Group AG

(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (e) (f) (g) (h)		13,114	14,180

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (e) (f) (h)		8,000	8,990

(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (b) (e) (f) (h)		5,805	6,545

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Switzerland — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.86%), 5.12%, 7/29/2026 (b) (e) (f) (h)		1,577	1,697

			95,460

Thailand — 0.0% (c)

Bangkok Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.73%), 5.00%, 9/23/2025 (b) (e) (f) (h)		2,200	2,272

Krung Thai Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.53%), 4.40%, 3/25/2026 (b) (e) (f) (h)		2,700	2,694

Thaioil Treasury Center Co. Ltd. 4.88%, 1/23/2043 (b)		500	533

			5,499

Trinidad and Tobago — 0.0% (c)

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (g)		1,565	1,723

Tunisia — 0.0% (c)

Banque Centrale de Tunisie International Bond 5.75%, 1/30/2025 (b)		330	265

Turkey — 0.0% (c)

Turkcell Iletisim Hizmetleri A/S 5.80%, 4/11/2028 (b)		660	686

United Arab Emirates — 0.0% (c)

MDGH GMTN RSC Ltd. 3.70%, 11/7/2049 (b)		600	655

Telford Offshore Ltd. 12.00% (PIK), 12/31/2164 (e) (h) (i)		1,384	64

			719

United Kingdom — 0.9%

180 Medical, Inc. 3.88%, 10/15/2029 (g)		1,870	1,881

Ashtead Capital, Inc. 4.38%, 8/15/2027 (g)		500	522

Barclays plc (U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.37%, 12/15/2025 (b) (e) (f) (h)	GBP	400	593

BAT Capital Corp. 4.39%, 8/15/2037		232	248

BP Capital Markets plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (e) (f) (h)		4,196	4,448

(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.17%), 4.25%, 3/22/2027 (b) (e) (f) (h)	GBP	2,300	3,307

(EUR Swap Annual 5 Year + 4.12%), 3.63%, 3/22/2029 (b) (e) (f) (h)	EUR	7,400	9,207

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — continued

United Kingdom — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (e) (f) (h)		17,849	19,430

HSBC Holdings plc

(EUR Swap Annual 5 Year + 5.34%), 6.00%, 9/29/2023 (b) (e) (f) (h)	EUR	3,970	4,953

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (e) (f) (h)		6,827	7,427

(USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (e) (f) (h)		3,310	3,593

(USD ICE Swap Rate 5 Year + 3.61%), 6.50%, 3/23/2028 (e) (f) (h)		9,570	10,677

(EUR Swap Annual 5 Year + 3.84%), 4.75%, 7/4/2029 (b) (e) (f) (h)	EUR	1,918	2,414

(SOFR + 1.29%), 2.21%, 8/17/2029 (a) (f)		200	196

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (e) (f) (h)		3,820	3,796

INEOS Quattro Finance 2 plc 3.38%, 1/15/2026 (g)		1,685	1,674

Jaguar Land Rover Automotive plc

5.63%, 2/1/2023 (g)		500	503

5.88%, 1/15/2028 (a) (g)		1,616	1,612

Marks & Spencer plc 7.13%, 12/1/2037 (g)		206	246

Nationwide Building Society

(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.39%), 5.87%, 12/20/2024 (b) (e) (f) (h)	GBP	200	296

(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (b) (e) (f) (h)	GBP	4,470	6,662

NatWest Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (e) (f) (h)		2,641	2,919

NatWest Markets plc 1.60%, 9/29/2026 (g)		200	197

Rolls-Royce plc 5.75%, 10/15/2027 (g)		2,232	2,470

Sky Ltd. 3.13%, 11/26/2022 (g)		77	79

Standard Chartered plc

(USD Swap Semi 5 Year + 6.30%), 7.50%, 4/2/2022 (e) (f) (g) (h)		1,206	1,231

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.66%), 6.00%, 7/26/2025 (e) (f) (g) (h)		3,525	3,832

Virgin Media Secured Finance plc 5.50%, 5/15/2029 (g)		6,525	6,885

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — continued

Vodafone Group plc

2.50%, 9/26/2022 (a)	123	125

5.00%, 5/30/2038	188	234

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (f)	7,333	8,866

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.45%), 3.25%, 6/4/2081 (f)	595	595

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (f)	7,100	7,058

		118,176

United States — 27.8%

7-Eleven, Inc.

0.63%, 2/10/2023 (g)	86	86

1.80%, 2/10/2031 (g)	174	165

AbbVie, Inc.

2.30%, 11/21/2022 (a)	98	100

3.20%, 11/21/2029	457	488

4.05%, 11/21/2039	166	191

Abercrombie & Fitch Management Co. 8.75%, 7/15/2025 (g)	450	484

Acadia Healthcare Co., Inc. 5.00%, 4/15/2029 (g)	1,518	1,548

ACCO Brands Corp. 4.25%, 3/15/2029 (g)	5,180	5,122

ACI Worldwide, Inc. 5.75%, 8/15/2026 (g)	3,105	3,245

Activision Blizzard, Inc. 1.35%, 9/15/2030 (a)	292	269

AdaptHealth LLC 4.63%, 8/1/2029 (g)	1,128	1,115

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (g)	1,876	1,910

Adient US LLC 9.00%, 4/15/2025 (g)	1,155	1,236

ADT Security Corp. (The)

4.13%, 6/15/2023	1,220	1,270

4.13%, 8/1/2029 (g)	4,300	4,238

4.88%, 7/15/2032 (g)	6,428	6,429

Adtalem Global Education, Inc. 5.50%, 3/1/2028 (g)	2,181	2,203

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (g)	159	165

AECOM 5.13%, 3/15/2027	1,977	2,182

Aetna, Inc. 3.88%, 8/15/2047	257	293

AIG Global Funding 0.40%, 9/13/2023 (g)	241	240

Air Lease Corp. 3.75%, 6/1/2026	70	75

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Albertsons Cos., Inc.

3.50%, 2/15/2023 (g)	2,005	2,040

5.75%, 3/15/2025	698	708

3.25%, 3/15/2026 (g)	3,540	3,598

7.50%, 3/15/2026 (g)	2,170	2,338

4.63%, 1/15/2027 (g)	7,060	7,389

5.88%, 2/15/2028 (g)	3,316	3,523

3.50%, 3/15/2029 (g)	6,608	6,513

4.88%, 2/15/2030 (a) (g)	2,850	3,055

Alcoa Nederland Holding BV 5.50%, 12/15/2027 (g)	6,325	6,799

Alexandria Real Estate Equities, Inc. REIT, 2.75%, 12/15/2029 (a)	80	83

Allegheny Technologies, Inc.

5.88%, 12/1/2027 (a)	1,861	1,954

4.88%, 10/1/2029	1,655	1,654

5.13%, 10/1/2031	1,240	1,235

Alliance Resource Operating Partners LP 7.50%, 5/1/2025 (g)	200	203

Allied Universal Holdco LLC

6.63%, 7/15/2026 (g)	1,996	2,097

9.75%, 7/15/2027 (g)	907	975

4.63%, 6/1/2028 (g)	3,840	3,808

Allison Transmission, Inc.

4.75%, 10/1/2027 (g)	2,545	2,640

5.88%, 6/1/2029 (a) (g)	6,426	6,916

3.75%, 1/30/2031 (g)	5,472	5,260

Ally Financial, Inc.

5.75%, 11/20/2025	5,333	6,054

Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 3.48%), 4.70%, 5/15/2028 (e) (f) (h)	6,324	6,435

Altria Group, Inc.

4.80%, 2/14/2029	83	95

3.40%, 2/4/2041	85	79

AMC Entertainment Holdings, Inc.

10.50%, 4/15/2025 (g)	2,020	2,169

10.50%, 4/24/2026 (a) (g)	2,786	2,988

12.00% (PIK), 6/15/2026 (a) (g) (i)	3,741	3,549

AMC Networks, Inc.

5.00%, 4/1/2024	1,288	1,303

4.75%, 8/1/2025	1,336	1,369

Ameren Corp. 3.50%, 1/15/2031	140	152

American Airlines Group, Inc. 3.75%, 3/1/2025 (a) (g)	182	166

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

American Airlines, Inc.

11.75%, 7/15/2025 (g)	294	364

5.50%, 4/20/2026 (g)	7,333	7,692

5.75%, 4/20/2029 (g)	4,935	5,312

American Axle & Manufacturing, Inc.

6.25%, 3/15/2026 (a)	8,893	9,137

6.50%, 4/1/2027 (a)	4,565	4,765

6.88%, 7/1/2028 (a)	1,349	1,433

5.00%, 10/1/2029 (a)	3,264	3,121

American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (g)	4,195	4,253

American Express Co. Series B, (ICE LIBOR USD 3 Month + 3.43%), 3.55%, 11/15/2021 (e) (f) (h)	1,818	1,818

American Honda Finance Corp. (ICE LIBOR USD 3 Month + 0.47%), 0.59%, 11/16/2022 (f)	28	28

American International Group, Inc.

3.88%, 1/15/2035	105	117

Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (f)	4,853	5,563

American Tower Corp.

REIT, 1.45%, 9/15/2026	100	98

REIT, 1.50%, 1/31/2028	337	324

REIT, 3.80%, 8/15/2029	128	141

AmeriGas Partners LP

5.63%, 5/20/2024	2,121	2,291

5.50%, 5/20/2025	5,898	6,392

5.88%, 8/20/2026	2,714	3,026

5.75%, 5/20/2027	1,424	1,593

AmerisourceBergen Corp. 0.74%, 3/15/2023	63	63

Amgen, Inc. 2.00%, 1/15/2032	298	286

Amkor Technology, Inc. 6.63%, 9/15/2027 (g)	3,941	4,191

AMN Healthcare, Inc. 4.63%, 10/1/2027 (g)	450	462

Amsted Industries, Inc. 5.63%, 7/1/2027 (g)	1,629	1,694

Antero Midstream Partners LP

7.88%, 5/15/2026 (g)	3,324	3,636

5.75%, 3/1/2027 (g)	490	506

5.75%, 1/15/2028 (g)	3,415	3,573

5.38%, 6/15/2029 (g)	3,282	3,429

Antero Resources Corp.

8.38%, 7/15/2026 (g)	1,923	2,163

7.63%, 2/1/2029 (g)	739	818

5.38%, 3/1/2030 (g)	1,447	1,532

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — continued

United States — continued

Anthem, Inc. 2.88%, 9/15/2029 (a)		190	199

Apache Corp.

4.63%, 11/15/2025		737	794

4.88%, 11/15/2027		1,517	1,646

APi Escrow Corp. 4.75%, 10/15/2029 (g)		2,037	2,073

APi Group DE, Inc. 4.13%, 7/15/2029 (g)		2,586	2,573

Aramark Services, Inc. 5.00%, 2/1/2028 (g)		7,840	8,016

Arches Buyer, Inc.

4.25%, 6/1/2028 (g)		1,780	1,794

6.13%, 12/1/2028 (g)		634	641

Archrock Partners LP

6.88%, 4/1/2027 (g)		472	492

6.25%, 4/1/2028 (g)		2,420	2,505

Arconic Corp.

6.00%, 5/15/2025 (g)		2,269	2,374

6.13%, 2/15/2028 (g)		4,017	4,233

Ardagh Packaging Finance plc

4.13%, 8/15/2026 (g)		1,385	1,413

5.25%, 8/15/2027 (g)		12,645	12,613

Asbury Automotive Group, Inc.

4.50%, 3/1/2028		412	419

4.75%, 3/1/2030		385	393

ASGN, Inc. 4.63%, 5/15/2028 (g)		500	516

Ashland LLC 6.88%, 5/15/2043		426	554

AT&T, Inc.

Series B, (EURIBOR ICE Swap Rate 5 Year + 3.14%), 2.87%, 3/2/2025 (e) (f) (h)	EUR	700	810

2.25%, 2/1/2032 (a)		408	393

3.50%, 6/1/2041		124	128

Audacy Capital Corp. 6.50%, 5/1/2027 (a) (g)		4,439	4,450

Avantor Funding, Inc. 4.63%, 7/15/2028 (g)		6,184	6,416

Aviation Capital Group LLC 1.95%, 9/20/2026 (g)		210	206

Avis Budget Car Rental LLC

5.75%, 7/15/2027 (g)		2,855	2,983

5.75%, 7/15/2027 (a) (g)		2,503	2,616

4.75%, 4/1/2028 (g)		5,455	5,660

5.38%, 3/1/2029 (a) (g)		2,711	2,853

Axalta Coating Systems LLC

4.75%, 6/15/2027 (g)		4,673	4,802

3.38%, 2/15/2029 (g)		3,629	3,456

B&G Foods, Inc. 5.25%, 4/1/2025		7,153	7,296

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Bank of America Corp.

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (f)	54	54

Series U, (ICE LIBOR USD 3 Month + 3.14%), 5.20%, 6/1/2023 (e) (f) (h)	8,299	8,517

Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.12%, 6/20/2024 (e) (f) (h)	3,589	3,791

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (e) (f) (h)	15,732	17,148

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (e) (f) (h)	7,182	7,936

Series MM, (ICE LIBOR USD 3 Month + 2.66%), 4.30%, 1/28/2025 (e) (f) (h)	7,987	8,087

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (f) (h)	7,783	8,561

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (f) (h)	1,250	1,375

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (e) (f) (h)	21,045	24,317

(SOFR + 0.96%), 1.73%, 7/22/2027 (f)	778	773

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (e) (f) (h)	12,311	13,782

(SOFR + 1.21%), 2.57%, 10/20/2032 (f)	430	431

Bank of New York Mellon Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.42%), 3.54%, 12/20/2021 (e) (f) (h)	2,111	2,116

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (e) (f) (h)	3,007	3,037

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.70%, 9/20/2025 (e) (f) (h)	2,095	2,280

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 3.70%, 3/20/2026 (e) (f) (h)	2,910	3,031

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (e) (f) (h)	11,948	12,829

Bath & Body Works, Inc.

9.38%, 7/1/2025 (g)	264	327

7.50%, 6/15/2029	1,404	1,586

6.88%, 11/1/2035	132	161

6.75%, 7/1/2036	2,350	2,821

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (g)	4,876	5,181

8.50%, 1/31/2027 (g)	5,791	6,145

Bausch Health Cos., Inc.

6.13%, 4/15/2025 (a) (g)	18,991	19,343

5.50%, 11/1/2025 (g)	12,156	12,351

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

9.00%, 12/15/2025 (g)	23,732	24,896

5.75%, 8/15/2027 (g)	965	1,010

7.00%, 1/15/2028 (g)	3,489	3,533

5.00%, 1/30/2028 (g)	2,065	1,906

4.88%, 6/1/2028 (g)	5,057	5,208

5.00%, 2/15/2029 (g)	4,668	4,283

7.25%, 5/30/2029 (g)	1,679	1,702

5.25%, 1/30/2030 (g)	3,476	3,137

5.25%, 2/15/2031 (g)	3,262	2,932

Becton Dickinson and Co. 2.82%, 5/20/2030	356	370

Bed Bath & Beyond, Inc.

3.75%, 8/1/2024 (a)	400	407

4.92%, 8/1/2034	100	90

5.17%, 8/1/2044 (a)	1,838	1,562

Berry Global, Inc. 4.88%, 7/15/2026 (a) (g)	6,914	7,242

Big River Steel LLC 6.63%, 1/31/2029 (g)	1,672	1,816

Biogen, Inc. 2.25%, 5/1/2030	379	374

Black Knight InfoServ LLC 3.63%, 9/1/2028 (g)	2,242	2,231

Bloomin’ Brands, Inc. 5.13%, 4/15/2029 (g)	1,900	1,878

Blue Racer Midstream LLC

7.63%, 12/15/2025 (g)	1,522	1,636

6.63%, 7/15/2026 (g)	1,510	1,563

Boise Cascade Co. 4.88%, 7/1/2030 (g)	444	466

Booz Allen Hamilton, Inc.

3.88%, 9/1/2028 (g)	1,882	1,909

4.00%, 7/1/2029 (g)	3,344	3,386

Boston Properties LP REIT, 2.45%, 10/1/2033 (a)	160	155

Boyne USA, Inc. 4.75%, 5/15/2029 (g)	2,786	2,849

BP Capital Markets America, Inc. 3.63%, 4/6/2030	176	195

Brighthouse Financial Global Funding

0.60%, 6/28/2023 (g)	18	18

1.00%, 4/12/2024 (g)	27	27

Brink’s Co. (The)

5.50%, 7/15/2025 (g)	1,890	1,981

4.63%, 10/15/2027 (g)	5,525	5,701

Broadcom, Inc. 4.30%, 11/15/2032	145	161

Buckeye Partners LP

4.13%, 3/1/2025 (g)	3,620	3,710

3.95%, 12/1/2026	200	205

4.13%, 12/1/2027	2,207	2,224

4.50%, 3/1/2028 (g)	4,360	4,306

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Builders FirstSource, Inc.

5.00%, 3/1/2030 (g)	2,130	2,250

4.25%, 2/1/2032 (g)	3,153	3,178

Burlington Northern Santa Fe LLC 3.05%, 3/15/2022	32	32

BWX Technologies, Inc.

4.13%, 6/30/2028 (g)	1,866	1,890

4.13%, 4/15/2029 (g)	4,624	4,692

Cable One, Inc. 4.00%, 11/15/2030 (g)	2,214	2,175

Caesars Entertainment, Inc. 4.63%, 10/15/2029 (g)	2,530	2,542

California Resources Corp. 7.13%, 2/1/2026 (g)	5,668	5,980

Callon Petroleum Co. 8.00%, 8/1/2028 (a) (g)	500	504

Calpine Corp.

5.25%, 6/1/2026 (g)	5,273	5,426

4.63%, 2/1/2029 (g)	1,622	1,573

5.00%, 2/1/2031 (g)	1,552	1,521

3.75%, 3/1/2031 (g)	50	48

Calumet Specialty Products Partners LP 11.00%, 4/15/2025 (a) (g)	576	626

Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (e) (f) (h)	7,699	7,817

Carnival Corp.

10.50%, 2/1/2026 (g)	742	862

4.00%, 8/1/2028 (g)	3,156	3,156

6.00%, 5/1/2029 (g)	5,596	5,593

Carpenter Technology Corp. 6.38%, 7/15/2028	1,466	1,551

Catalent Pharma Solutions, Inc.

5.00%, 7/15/2027 (g)	2,038	2,104

3.13%, 2/15/2029 (g)	940	913

CCO Holdings LLC

5.50%, 5/1/2026 (g)	8,098	8,365

5.13%, 5/1/2027 (g)	36,915	38,253

5.00%, 2/1/2028 (g)	17,749	18,459

5.38%, 6/1/2029 (a) (g)	10,053	10,802

4.75%, 3/1/2030 (a) (g)	11,296	11,663

4.50%, 8/15/2030 (g)	2,985	3,039

4.25%, 2/1/2031 (g)	10,261	10,215

4.25%, 1/15/2034 (g)	5,030	4,878

CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (g)	4,976	5,256

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

CDK Global, Inc. 5.25%, 5/15/2029 (g)	7,151	7,669

CDW LLC

5.50%, 12/1/2024	635	696

4.25%, 4/1/2028 (a)	7,836	8,110

3.25%, 2/15/2029 (a)	1,372	1,391

Cedar Fair LP

5.50%, 5/1/2025 (g)	1,455	1,510

5.38%, 4/15/2027	160	165

5.25%, 7/15/2029	1,395	1,445

Cengage Learning, Inc. 9.50%, 6/15/2024 (g)	2,132	2,175

Centene Corp.

4.25%, 12/15/2027	11,634	12,187

4.63%, 12/15/2029 (a)	18,022	19,441

3.38%, 2/15/2030	5,040	5,172

Centennial Resource Production LLC 5.38%, 1/15/2026 (a) (g)	540	537

CenterPoint Energy Resources Corp. (ICE LIBOR USD 3 Month + 0.50%), 0.62%, 3/2/2023 (f)	88	88

CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (e) (f) (h)	5,558	5,872

Central Garden & Pet Co.

5.13%, 2/1/2028	4,900	5,133

4.13%, 10/15/2030	2,059	2,074

Charles River Laboratories International, Inc.

3.75%, 3/15/2029 (g)	1,604	1,620

4.00%, 3/15/2031 (g)	580	600

Charles Schwab Corp. (The)

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (e) (f) (h)	19,781	21,757

Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (e) (f) (h)	7,535	8,026

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (f) (h)	25,078	25,454

Chemours Co. (The)

5.38%, 5/15/2027	50	53

5.75%, 11/15/2028 (g)	4,830	4,963

Cheniere Corpus Christi Holdings LLC 2.74%, 12/31/2039 (g)	50	49

Cheniere Energy Partners LP

4.50%, 10/1/2029 (a)	4,325	4,618

4.00%, 3/1/2031 (g)	2,666	2,773

3.25%, 1/31/2032 (g)	2,083	2,064

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Cheniere Energy, Inc. 4.63%, 10/15/2028	7,525	7,891

Chesapeake Energy Corp.

5.50%, 2/1/2026 (g)	1,916	1,997

5.88%, 2/1/2029 (g)	2,295	2,439

Chubb INA Holdings, Inc. 2.88%, 11/3/2022	52	53

Cigna Corp. 4.38%, 10/15/2028	387	444

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (g)	5,606	5,704

8.00%, 10/15/2025 (g)	2,388	2,487

Cinemark USA, Inc.

8.75%, 5/1/2025 (g)	1,000	1,070

5.25%, 7/15/2028 (g)	2,165	2,112

Citigroup Global Markets Holdings, Inc. 0.75%, 6/7/2024 (a)	240	237

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (e) (f) (h)	11,463	11,864

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (e) (f) (h)	1,548	1,602

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (e) (f) (h)	1,500	1,538

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (e) (f) (h)	20,542	21,873

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (e) (f) (h)	18,810	19,452

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (e) (f) (h)	9,854	9,990

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (e) (f) (h)	12,483	13,450

Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (e) (f) (h)	19,449	19,862

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (e) (f) (h)	8,855	8,933

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (a) (e) (f) (h)	9,744	11,217

(SOFR + 0.77%), 1.46%, 6/9/2027 (f)	815	803

(SOFR + 1.18%), 0.00%, 11/3/2032 (f)	55	55

Citizens Financial Group, Inc.

Series B, (ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/6/2023 (e) (f) (h)	3,001	3,095

Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (e) (f) (h)	5,409	5,686

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.00%, 10/6/2026 (e) (f) (h)	6,650	6,700

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Clarios Global LP

6.75%, 5/15/2025 (g)	1,595	1,680

6.25%, 5/15/2026 (g)	3,670	3,840

Clarivate Science Holdings Corp.

3.88%, 7/1/2028 (g)	2,626	2,597

4.88%, 7/1/2029 (g)	2,958	2,945

Clean Harbors, Inc. 4.88%, 7/15/2027 (g)	785	817

Clear Channel Outdoor Holdings, Inc.

7.75%, 4/15/2028 (g)	4,638	4,803

7.50%, 6/1/2029 (g)	8,147	8,333

Clear Channel Worldwide Holdings, Inc. 5.13%, 8/15/2027 (a) (g)	9,798	10,050

Cleveland-Cliffs, Inc.

4.63%, 3/1/2029 (g)	3,158	3,273

4.88%, 3/1/2031 (a) (g)	2,257	2,350

Clorox Co. (The) 3.05%, 9/15/2022	62	63

CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (f)	4,749	5,271

CNX Midstream Partners LP 4.75%, 4/15/2030 (g)	828	829

CNX Resources Corp. 6.00%, 1/15/2029 (g)	2,233	2,356

Cogent Communications Group, Inc. 3.50%, 5/1/2026 (g)	700	707

Coinbase Global, Inc.

3.38%, 10/1/2028 (a) (g)	1,272	1,227

3.63%, 10/1/2031 (g)	1,272	1,212

Colfax Corp. 6.38%, 2/15/2026 (g)	363	378

Colgate Energy Partners III LLC 5.88%, 7/1/2029 (g)	1,092	1,118

Comcast Corp. 4.15%, 10/15/2028	205	234

Commercial Metals Co. 5.38%, 7/15/2027	1,290	1,348

CommScope Technologies LLC

6.00%, 6/15/2025 (g)	7,185	7,112

5.00%, 3/15/2027 (a) (g)	2,405	2,231

CommScope, Inc.

6.00%, 3/1/2026 (g)	9,090	9,363

8.25%, 3/1/2027 (g)	10,160	10,352

4.75%, 9/1/2029 (g)	4,740	4,651

Community Health Systems, Inc.

8.00%, 3/15/2026 (g)	3,292	3,473

5.63%, 3/15/2027 (g)	3,918	4,100

8.00%, 12/15/2027 (g)	150	163

6.88%, 4/1/2028 (a) (g)	649	614

6.00%, 1/15/2029 (g)	2,684	2,825

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

6.13%, 4/1/2030 (g)	342	336

4.75%, 2/15/2031 (g)	3,490	3,490

Compass Group Diversified Holdings LLC 5.25%, 4/15/2029 (g)	2,112	2,196

Comstock Resources, Inc.

7.50%, 5/15/2025 (a) (g)	1,478	1,533

6.75%, 3/1/2029 (g)	7,678	8,254

5.88%, 1/15/2030 (g)	2,222	2,311

Conduent Business Services LLC 6.00%, 11/1/2029 (g)	4,635	4,620

Constellation Brands, Inc. 2.25%, 8/1/2031	333	326

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a) (g)	2,652	2,553

Constellium SE 5.63%, 6/15/2028 (g)	600	629

Continental Resources, Inc.

4.50%, 4/15/2023	520	541

3.80%, 6/1/2024 (a)	81	85

5.75%, 1/15/2031 (a) (g)	5,951	7,126

Cooper-Standard Automotive, Inc.

13.00%, 6/1/2024 (g)	6,658	7,224

5.63%, 11/15/2026 (g)	7,311	5,863

CoreCivic, Inc. 8.25%, 4/15/2026	4,988	5,098

Coty, Inc.

5.00%, 4/15/2026 (g)	2,793	2,863

6.50%, 4/15/2026 (a) (g)	2,377	2,442

Cox Communications, Inc. 4.80%, 2/1/2035 (g)	190	226

Crestwood Midstream Partners LP

5.75%, 4/1/2025	5,514	5,655

5.63%, 5/1/2027 (g)	2,355	2,411

Crocs, Inc. 4.25%, 3/15/2029 (g)	516	522

Crown Americas LLC 4.75%, 2/1/2026	681	702

Crown Castle International Corp.

REIT, 3.65%, 9/1/2027 (a)	250	271

REIT, 2.10%, 4/1/2031	170	163

CSC Holdings LLC

6.75%, 11/15/2021	2,089	2,092

5.88%, 9/15/2022	1,585	1,635

5.25%, 6/1/2024	1,349	1,420

5.50%, 4/15/2027 (g)	5,420	5,596

5.38%, 2/1/2028 (g)	2,010	2,070

7.50%, 4/1/2028 (g)	2,260	2,404

6.50%, 2/1/2029 (g)	8,969	9,619

4.50%, 11/15/2031 (g)	4,903	4,750

CSX Corp. 2.40%, 2/15/2030 (a)	75	76

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Curo Group Holdings Corp. 7.50%, 8/1/2028 (g)	99	101

CVR Partners LP

9.25%, 6/15/2023 (a) (g)	1,589	1,592

6.13%, 6/15/2028 (g)	3,401	3,520

CVS Health Corp.

4.30%, 3/25/2028	100	113

2.13%, 9/15/2031 (a)	174	170

4.78%, 3/25/2038	255	312

5.30%, 12/5/2043	166	219

Dana, Inc.

5.38%, 11/15/2027	895	937

5.63%, 6/15/2028	1,196	1,265

Dave & Buster’s, Inc. 7.63%, 11/1/2025 (g)	192	206

DaVita, Inc.

4.63%, 6/1/2030 (g)	5,580	5,608

3.75%, 2/15/2031 (g)	7,626	7,225

DCP Midstream Operating LP

3.88%, 3/15/2023	2,613	2,695

5.38%, 7/15/2025	1,919	2,120

5.63%, 7/15/2027	2,481	2,831

6.75%, 9/15/2037 (g)	1,740	2,326

5.60%, 4/1/2044	525	630

Del Monte Foods, Inc. 11.88%, 5/15/2025 (g)	1,926	2,161

Dell International LLC

7.13%, 6/15/2024 (g)	1,465	1,488

6.02%, 6/15/2026	1,682	1,982

4.90%, 10/1/2026	65	74

6.10%, 7/15/2027 (a)	680	826

6.20%, 7/15/2030	680	868

Delta Air Lines, Inc.

4.50%, 10/20/2025 (g)	3,465	3,697

4.75%, 10/20/2028 (g)	4,851	5,387

Deluxe Corp. 8.00%, 6/1/2029 (g)	2,100	2,210

Devon Energy Corp.

8.25%, 8/1/2023 (g)	720	799

5.88%, 6/15/2028 (a) (g)	720	789

Diamond Sports Group LLC 5.38%, 8/15/2026 (a) (g)	5,398	3,050

Discovery Communications LLC 3.63%, 5/15/2030	190	204

DISH DBS Corp.

5.88%, 7/15/2022	2,197	2,252

5.00%, 3/15/2023	13,079	13,537

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

5.88%, 11/15/2024	30,567	32,554

7.75%, 7/1/2026	12,206	13,564

7.38%, 7/1/2028	101	106

5.13%, 6/1/2029	750	722

Dominion Energy, Inc.

Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (e) (f) (h)	3,636	3,873

Series C, 2.25%, 8/15/2031	54	53

(ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (f)	2,201	2,398

Domtar Corp. 6.75%, 2/15/2044	338	358

Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (g)	3,736	3,685

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (g)	4,931	5,104

DT Midstream, Inc.

4.13%, 6/15/2029 (g)	3,356	3,380

4.38%, 6/15/2031 (g)	1,677	1,699

Duke Energy Corp.

3.05%, 8/15/2022	84	85

3.75%, 9/1/2046 (a)	282	307

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082 (f)	5,430	5,393

Duke Energy Progress LLC Series A, (ICE LIBOR USD 3 Month + 0.18%), 0.30%, 2/18/2022 (f)	39	39

Dycom Industries, Inc. 4.50%, 4/15/2029 (g)	5,080	5,156

Edgewell Personal Care Co.

5.50%, 6/1/2028 (g)	1,815	1,899

4.13%, 4/1/2029 (g)	1,970	1,935

Element Solutions, Inc. 3.88%, 9/1/2028 (g)	2,883	2,880

Embarq Corp. 8.00%, 6/1/2036	9,098	10,053

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a) (g)	3,866	3,711

Enact Holdings, Inc. 6.50%, 8/15/2025 (g)	1,620	1,774

Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (g)	6,494	6,786

Encompass Health Corp.

5.75%, 9/15/2025	4,690	4,790

4.50%, 2/1/2028	5,420	5,518

4.75%, 2/1/2030	1,840	1,886

Endeavor Energy Resources LP 6.63%, 7/15/2025 (a) (g)	1,197	1,262

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Endo Dac

5.88%, 10/15/2024 (g)	925	897

9.50%, 7/31/2027 (a) (g)	4,357	4,324

6.00%, 6/30/2028 (g)	2,563	1,788

Endo Luxembourg Finance Co. I SARL 6.13%, 4/1/2029 (g)	2,045	2,014

Energizer Holdings, Inc.

4.75%, 6/15/2028 (g)	2,772	2,768

4.38%, 3/31/2029 (g)	4,411	4,227

Energy Transfer LP

4.20%, 4/15/2027	115	126

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (e) (f) (h)	8,894	8,616

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (e) (f) (h)	4,455	4,661

EnerSys 4.38%, 12/15/2027 (g)	100	105

EnLink Midstream LLC 5.38%, 6/1/2029	803	831

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (e) (f) (h)	210	168

4.40%, 4/1/2024	4,495	4,697

4.15%, 6/1/2025	1,600	1,670

4.85%, 7/15/2026	2,940	3,058

5.60%, 4/1/2044	522	512

5.45%, 6/1/2047	716	716

Enova International, Inc. 8.50%, 9/15/2025 (a) (g)	500	515

Entegris, Inc.

4.38%, 4/15/2028 (g)	450	467

3.63%, 5/1/2029 (g)	2,434	2,452

Entergy Corp. 4.00%, 7/15/2022	98	100

Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (f)	4,380	4,600

Envision Healthcare Corp. 8.75%, 10/15/2026 (a) (g)	7,419	4,984

Enviva Partners LP 6.50%, 1/15/2026 (g)	214	221

EOG Resources, Inc. 5.10%, 1/15/2036	180	220

EQM Midstream Partners LP

6.00%, 7/1/2025 (g)	2,170	2,354

6.50%, 7/1/2027 (g)	2,550	2,837

4.50%, 1/15/2029 (g)	4,301	4,425

4.75%, 1/15/2031 (g)	5,576	5,773

6.50%, 7/15/2048	50	59

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

EQT Corp.

6.63%, 2/1/2025 (j)	895	1,007

3.13%, 5/15/2026 (g)	1,789	1,802

5.00%, 1/15/2029	1,855	2,061

7.50%, 2/1/2030 (a) (j)	1,165	1,492

3.63%, 5/15/2031 (a) (g)	1,382	1,411

Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (e) (f) (h)	786	845

ESC GCBREGS EXIDE TECH

7.13%, 8/1/2026 (k)	5,505	358

6.00%, 1/15/2028 (k)	5,450	354

Evergy, Inc. 2.90%, 9/15/2029	687	716

Exela Intermediate LLC 10.00%, 7/15/2023 (g)	5,778	4,835

Exxon Mobil Corp. 4.23%, 3/19/2040 (a)	219	262

F&G Global Funding 0.90%, 9/20/2024 (g)	119	118

Fidelity National Information Services, Inc. 3.10%, 3/1/2041 (a)	108	109

FirstCash, Inc. 4.63%, 9/1/2028 (g)	2,112	2,178

FirstEnergy Corp.

Series C, 7.38%, 11/15/2031	133	181

Series C, 5.35%, 7/15/2047 (j)	295	358

Series C, 3.40%, 3/1/2050	637	632

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (g)	50	58

Fiserv, Inc. 3.50%, 7/1/2029	193	208

Fluor Corp. 3.50%, 12/15/2024 (a)	161	168

Ford Motor Co.

8.50%, 4/21/2023	4,379	4,801

9.00%, 4/22/2025	3,539	4,256

9.63%, 4/22/2030	2,615	3,767

Ford Motor Credit Co. LLC

3.37%, 11/17/2023	2,564	2,631

4.06%, 11/1/2024	5,140	5,390

4.69%, 6/9/2025	7,630	8,157

5.13%, 6/16/2025	6,000	6,510

4.13%, 8/4/2025	3,602	3,805

3.38%, 11/13/2025	6,205	6,376

4.39%, 1/8/2026	6,475	6,928

4.54%, 8/1/2026	1,725	1,857

2.70%, 8/10/2026	1,509	1,507

4.27%, 1/9/2027	8,696	9,229

4.13%, 8/17/2027	5,525	5,863

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

3.82%, 11/2/2027	1,935	2,008

4.00%, 11/13/2030	5,909	6,168

Forterra Finance LLC 6.50%, 7/15/2025 (g)	1,465	1,561

Fortress Transportation and Infrastructure Investors LLC 9.75%, 8/1/2027 (g)	66	74

Freeport-McMoRan, Inc.

5.00%, 9/1/2027	1,000	1,044

4.13%, 3/1/2028	5,265	5,449

4.38%, 8/1/2028	3,530	3,676

Frontier Communications Holdings LLC

5.88%, 10/15/2027 (g)	3,844	4,027

5.00%, 5/1/2028 (g)	10,290	10,457

6.75%, 5/1/2029 (g)	1,290	1,327

5.88%, 11/1/2029	1,149	1,144

6.00%, 1/15/2030 (g)	1,380	1,387

Gannett Holdings LLC 6.00%, 11/1/2026 (g)	1,624	1,620

Gap, Inc. (The)

3.63%, 10/1/2029 (g)	1,220	1,196

3.88%, 10/1/2031 (g)	975	955

Gartner, Inc.

4.50%, 7/1/2028 (g)	3,884	4,044

3.63%, 6/15/2029 (g)	953	958

3.75%, 10/1/2030 (g)	1,054	1,068

Gates Global LLC 6.25%, 1/15/2026 (g)	2,064	2,134

GCI LLC 4.75%, 10/15/2028 (g)	5,865	6,070

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (g)	6,630	6,789

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	217	264

General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 3.45%, 12/15/2021 (e) (f) (h)	38,293	37,336

Genesis Energy LP

6.50%, 10/1/2025	180	178

6.25%, 5/15/2026	1,933	1,870

8.00%, 1/15/2027	1,353	1,359

7.75%, 2/1/2028	3,721	3,675

Genworth Holdings, Inc. 4.90%, 8/15/2023	450	460

GEO Group, Inc. (The)

REIT, 5.88%, 10/15/2024 (a)	2,215	2,004

REIT, 6.00%, 4/15/2026 (a)	610	529

Gilead Sciences, Inc.

3.25%, 9/1/2022	91	93

1.65%, 10/1/2030 (a)	491	469

Glatfelter Corp. 4.75%, 11/15/2029 (g)	2,320	2,364

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (g)	3,370	3,454

Global Medical Response, Inc. 6.50%, 10/1/2025 (g)	2,285	2,266

Global Payments, Inc. 3.20%, 8/15/2029	195	204

GLP Capital LP REIT, 5.25%, 6/1/2025	2,780	3,084

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (g)	1,581	1,640

Goldman Sachs Capital II (ICE LIBOR USD 3 Month + 0.77%), 4.00%, 12/6/2021 (e) (f) (h)	2,351	2,304

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (f)	46	46

Series VAR, (SOFR + 0.54%), 0.63%, 11/17/2023 (f)	97	97

Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025 (e) (f) (h)	1,733	1,759

Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (e) (f) (h)	931	980

Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (e) (f) (h)	6,520	6,520

Series U, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.65%, 8/10/2026 (e) (f) (h)	5,383	5,343

Series V, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.95%), 4.12%, 11/10/2026 (e) (f) (h)	2,770	2,779

Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (e) (f) (h)	2,755	3,017

(SOFR + 0.82%), 1.54%, 9/10/2027 (f)	298	293

(SOFR + 0.91%), 1.95%, 10/21/2027 (f)	85	85

(SOFR + 1.26%), 2.65%, 10/21/2032 (f)	75	75

Goodyear Tire & Rubber Co. (The)

9.50%, 5/31/2025	269	293

5.00%, 5/31/2026 (a)	4,195	4,295

5.00%, 7/15/2029 (g)	2,082	2,196

5.25%, 4/30/2031	2,965	3,173

5.25%, 7/15/2031 (g)	999	1,063

5.63%, 4/30/2033	771	829

GrafTech Finance, Inc. 4.63%, 12/15/2028 (g)	2,127	2,148

Graham Holdings Co. 5.75%, 6/1/2026 (g)	450	469

Graham Packaging Co., Inc. 7.13%, 8/15/2028 (g)	676	695

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Gray Escrow II, Inc. 5.38%, 11/15/2031 (g) (l)	3,456	3,491

Gray Television, Inc.

5.88%, 7/15/2026 (g)	2,102	2,168

7.00%, 5/15/2027 (g)	6,085	6,511

4.75%, 10/15/2030 (g)	1,945	1,918

Greif, Inc. 6.50%, 3/1/2027 (g)	5,836	6,069

Griffon Corp. 5.75%, 3/1/2028	3,475	3,631

GrubHub Holdings, Inc. 5.50%, 7/1/2027 (g)	474	486

Gulfport Energy Operating Corp.

6.63%, 5/1/2023 ‡ (k)	745	41

6.00%, 10/15/2024 ‡ (k)	4,620	254

6.38%, 5/15/2025 ‡ (k)	1,458	80

6.38%, 1/15/2026 ‡ (k)	4,130	227

8.00%, 5/17/2026 (g)	3,215	3,561

Hanesbrands, Inc. 4.88%, 5/15/2026 (a) (g)	2,359	2,522

Harsco Corp. 5.75%, 7/31/2027 (g)	757	786

HCA, Inc.

5.88%, 5/1/2023	1,017	1,087

5.38%, 2/1/2025	31,659	35,220

5.88%, 2/15/2026	24,150	27,501

5.38%, 9/1/2026	7,986	9,095

5.63%, 9/1/2028	10,285	12,054

3.50%, 9/1/2030	8,861	9,319

2.38%, 7/15/2031	329	321

7.50%, 11/15/2095	100	149

HealthEquity, Inc. 4.50%, 10/1/2029 (g)	936	947

Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (g)	970	1,042

Herc Holdings, Inc. 5.50%, 7/15/2027 (a) (g)	9,623	10,032

Hertz Corp. (The)

6.25%, 10/15/2022 (k)	1,106	22

5.50%, 10/15/2024 (k)	11,828	266

Hess Midstream Operations LP

5.63%, 2/15/2026 (g)	4,115	4,264

4.25%, 2/15/2030 (g)	2,818	2,818

Hexion, Inc. 7.88%, 7/15/2027 (g)	2,617	2,774

H-Food Holdings LLC 8.50%, 6/1/2026 (g)	450	465

Hill-Rom Holdings, Inc. 4.38%, 9/15/2027 (g)	2,722	2,829

Hilton Domestic Operating Co., Inc.

5.38%, 5/1/2025 (g)	584	609

5.75%, 5/1/2028 (g)	1,536	1,649

3.75%, 5/1/2029 (g)	1,650	1,650

4.88%, 1/15/2030	1,923	2,053

4.00%, 5/1/2031 (g)	990	995

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	2,845	2,940

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	4,204	4,351

HLF Financing SARL LLC 4.88%, 6/1/2029 (g)	1,000	1,007

Holly Energy Partners LP 5.00%, 2/1/2028 (g)	3,560	3,569

Hologic, Inc.

4.63%, 2/1/2028 (g)	1,341	1,397

3.25%, 2/15/2029 (g)	5,268	5,225

Home Point Capital, Inc. 5.00%, 2/1/2026 (g)	500	449

Howmet Aerospace, Inc.

5.13%, 10/1/2024 (a)	3,601	3,948

6.88%, 5/1/2025 (a)	113	131

5.90%, 2/1/2027	4,185	4,792

6.75%, 1/15/2028	145	176

Hughes Satellite Systems Corp.

5.25%, 8/1/2026 (a)	1,957	2,185

6.63%, 8/1/2026 (a)	3,646	4,133

Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (e) (f) (h)	3,742	3,836

Hyundai Capital America

0.80%, 4/3/2023 (g)	80	80

1.65%, 9/17/2026 (g)	165	162

2.10%, 9/15/2028 (g)	83	81

IAA, Inc. 5.50%, 6/15/2027 (g)	450	467

Icahn Enterprises LP

4.75%, 9/15/2024	2,865	2,969

6.25%, 5/15/2026	3,065	3,211

4.38%, 2/1/2029	598	601

iHeartCommunications, Inc.

6.38%, 5/1/2026	2,920	3,037

8.38%, 5/1/2027	6,548	6,974

5.25%, 8/15/2027 (g)	3,890	3,973

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 3.46%, 12/21/2065 (f) (g)	7,148	5,866

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 3.71%, 12/21/2065 (f) (g)	2,205	1,891

Imola Merger Corp. 4.75%, 5/15/2029 (g)	11,541	11,858

Intel Corp. 2.00%, 8/12/2031	64	63

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

International Game Technology plc

6.50%, 2/15/2025 (g)	9,488	10,532

6.25%, 1/15/2027 (g)	4,104	4,617

5.25%, 1/15/2029 (g)	442	464

IQVIA, Inc.

5.00%, 10/15/2026 (g)	7,463	7,668

5.00%, 5/15/2027 (g)	2,790	2,892

IRB Holding Corp. 7.00%, 6/15/2025 (g)	1,040	1,099

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (g)	4,756	4,902

REIT, 5.25%, 3/15/2028 (g)	2,013	2,099

REIT, 4.50%, 2/15/2031 (g)	3,841	3,879

ITC Holdings Corp. 2.95%, 5/14/2030 (g)	155	161

ITT Holdings LLC 6.50%, 8/1/2029 (g)	474	475

Jaguar Holding Co. II

4.63%, 6/15/2025 (g)	774	804

5.00%, 6/15/2028 (g)	775	831

James Hardie International Finance DAC 5.00%, 1/15/2028 (g)	450	468

Jazz Securities DAC 4.38%, 1/15/2029 (g)	4,521	4,645

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (g)	1,631	1,715

JBS USA LUX SA

6.75%, 2/15/2028 (g)	1,722	1,854

6.50%, 4/15/2029 (g)	2,574	2,847

JELD-WEN, Inc.

6.25%, 5/15/2025 (g)	1,197	1,261

4.63%, 12/15/2025 (g)	2,505	2,527

4.88%, 12/15/2027 (g)	1,760	1,822

Kaiser Aluminum Corp.

4.63%, 3/1/2028 (g)	2,869	2,904

4.50%, 6/1/2031 (g)	2,065	2,024

Kennedy-Wilson, Inc.

4.75%, 3/1/2029	1,545	1,576

5.00%, 3/1/2031	3,674	3,738

Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	253	269

Kimco Realty Corp. REIT, 2.25%, 12/1/2031	46	45

Kinder Morgan Energy Partners LP 4.70%, 11/1/2042	145	166

Korn Ferry 4.63%, 12/15/2027 (g)	450	464

Kroger Co. (The) 1.70%, 1/15/2031 (a)	176	168

L3Harris Technologies, Inc. 1.80%, 1/15/2031	185	177

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

LABL, Inc.

6.75%, 7/15/2026 (g)	8,760	9,056

10.50%, 7/15/2027 (g)	2,020	2,136

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (g)	1,937	1,952

Lamar Media Corp.

3.75%, 2/15/2028	1,215	1,228

4.00%, 2/15/2030	630	640

Lamb Weston Holdings, Inc.

4.63%, 11/1/2024 (g)	335	343

4.88%, 11/1/2026 (g)	4,360	4,470

4.88%, 5/15/2028 (a) (g)	1,115	1,197

4.13%, 1/31/2030 (g)	4,608	4,613

4.38%, 1/31/2032 (g)	1,538	1,540

Laredo Petroleum, Inc. 9.50%, 1/15/2025	2,212	2,274

Level 3 Financing, Inc.

5.38%, 5/1/2025	10,443	10,688

5.25%, 3/15/2026	2,170	2,237

4.63%, 9/15/2027 (a) (g)	4,086	4,188

3.63%, 1/15/2029 (g)	1,404	1,329

Liberty Interactive LLC 8.25%, 2/1/2030 (a)	2,370	2,583

Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (g)	2,113	2,161

Lithia Motors, Inc. 4.38%, 1/15/2031 (g)	1,668	1,776

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (g)	2,560	2,589

5.63%, 3/15/2026 (g)	5,302	5,481

6.50%, 5/15/2027 (g)	4,241	4,644

4.75%, 10/15/2027 (g)	6,631	6,763

3.75%, 1/15/2028 (g)	903	894

Louisiana-Pacific Corp. 3.63%, 3/15/2029 (g)	520	523

Lowe’s Cos., Inc.

1.70%, 9/15/2028	75	73

2.63%, 4/1/2031	166	170

3.70%, 4/15/2046 (a)	122	136

LPL Holdings, Inc.

4.63%, 11/15/2027 (g)	1,900	1,957

4.00%, 3/15/2029 (g)	1,681	1,715

Lumen Technologies, Inc.

Series T, 5.80%, 3/15/2022	619	626

Series Y, 7.50%, 4/1/2024	7,819	8,581

5.63%, 4/1/2025	3,453	3,708

5.13%, 12/15/2026 (g)	11,169	11,428

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

4.00%, 2/15/2027 (a) (g)	6,160	6,191

Series G, 6.88%, 1/15/2028	799	890

4.50%, 1/15/2029 (a) (g)	1,780	1,720

5.38%, 6/15/2029 (a) (g)	5,942	5,964

Macy’s Retail Holdings LLC

2.88%, 2/15/2023	596	602

5.13%, 1/15/2042	650	608

4.30%, 2/15/2043	819	703

Madison IAQ LLC

4.13%, 6/30/2028 (g)	750	746

5.88%, 6/30/2029 (g)	4,290	4,258

Magnolia Oil & Gas Operating LLC 6.00%, 8/1/2026 (g)	500	513

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (g) (k)	2,615	1,177

5.50%, 4/15/2025 (g) (k)	5,555	2,500

Marriott Ownership Resorts, Inc.

6.13%, 9/15/2025 (g)	973	1,021

4.75%, 1/15/2028	36	37

4.50%, 6/15/2029 (g)	656	656

Martin Marietta Materials, Inc. 0.65%, 7/15/2023	20	20

Masonite International Corp. 5.38%, 2/1/2028 (g)	1,582	1,661

MasTec, Inc. 4.50%, 8/15/2028 (g)	3,328	3,411

Matador Resources Co. 5.88%, 9/15/2026	3,555	3,671

Match Group Holdings II LLC

5.00%, 12/15/2027 (g)	545	568

4.63%, 6/1/2028 (g)	200	208

4.13%, 8/1/2030 (g)	1,397	1,437

Mattel, Inc.

3.15%, 3/15/2023 (a)	1,000	1,024

3.38%, 4/1/2026 (g)	1,297	1,334

5.88%, 12/15/2027 (g)	1,034	1,112

3.75%, 4/1/2029 (g)	1,624	1,687

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (g)	7,447	7,463

7.25%, 4/15/2025 (g)	3,000	2,905

Mav Acquisition Corp. 5.75%, 8/1/2028 (g)	4,120	4,048

McDonald’s Corp. 3.70%, 2/15/2042	137	153

Mellon Capital IV Series 1, (ICE LIBOR USD 3 Month + 0.57%), 4.00%, 12/6/2021 (e) (f) (h)	2,027	2,027

Meredith Corp. 6.88%, 2/1/2026	7,118	7,388

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

MetLife Capital Trust IV 7.88%, 12/15/2037 (g)	7,703	10,688

MetLife, Inc.

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025 (e) (f) (h)	10,292	10,678

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (e) (f) (h)	6,344	7,309

6.40%, 12/15/2036	14,937	19,021

9.25%, 4/8/2038 (g)	3,109	4,689

MGM Growth Properties Operating Partnership LP

REIT, 5.63%, 5/1/2024	1,490	1,616

REIT, 4.63%, 6/15/2025 (g)	2,251	2,420

REIT, 4.50%, 9/1/2026	995	1,079

REIT, 5.75%, 2/1/2027	4,882	5,566

REIT, 4.50%, 1/15/2028	555	601

REIT, 3.88%, 2/15/2029 (g)	3,853	4,080

MGM Resorts International

6.00%, 3/15/2023	11,330	11,956

6.75%, 5/1/2025	1,495	1,574

5.75%, 6/15/2025	6,942	7,497

4.63%, 9/1/2026	2,640	2,759

5.50%, 4/15/2027	1,468	1,582

Microchip Technology, Inc. 4.25%, 9/1/2025	1,091	1,135

MicroStrategy, Inc. 6.13%, 6/15/2028 (a) (g)	343	352

Midas OpCo Holdings LLC 5.63%, 8/15/2029 (g)	2,686	2,736

Midcontinent Communications 5.38%, 8/15/2027 (g)	2,488	2,581

Mileage Plus Holdings LLC 6.50%, 6/20/2027 (g)	4,455	4,849

Minerals Technologies, Inc. 5.00%, 7/1/2028 (g)	450	463

Mississippi Power Co. Series 12-A, 4.25%, 3/15/2042	308	364

ModivCare, Inc. 5.88%, 11/15/2025 (g)	450	473

Molina Healthcare, Inc.

5.38%, 11/15/2022 (j)	1,590	1,634

4.38%, 6/15/2028 (g)	450	466

3.88%, 11/15/2030 (g)	3,655	3,769

Mondelez International, Inc. 1.50%, 2/4/2031 (a)	174	163

Moog, Inc. 4.25%, 12/15/2027 (g)	450	463

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 3.73%, 1/15/2022 (e) (f) (h)	21,384	21,494

(SOFR + 0.47%), 0.56%, 11/10/2023 (f)	95	95

(SOFR + 0.62%), 0.73%, 4/5/2024 (a) (f)	86	86

Series N, (ICE LIBOR USD 3 Month + 3.16%), 5.30%, 12/15/2025 (e) (f) (h)	914	956

Series M, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (e) (f) (h)	1,997	2,284

(SOFR + 0.86%), 1.51%, 7/20/2027 (f)	182	179

(SOFR + 1.20%), 2.51%, 10/20/2032 (f)	30	30

(SOFR + 1.49%), 3.22%, 4/22/2042 (f)	25	26

Moss Creek Resources Holdings, Inc.

7.50%, 1/15/2026 (g)	2,234	2,032

10.50%, 5/15/2027 (g)	168	167

Mozart Debt Merger Sub, Inc.

3.88%, 4/1/2029 (g)	6,809	6,775

5.25%, 10/1/2029 (a) (g)	5,302	5,382

MPH Acquisition Holdings LLC 5.75%, 11/1/2028 (a) (g)	145	132

MPLX LP 4.50%, 4/15/2038	141	159

MSCI, Inc.

4.00%, 11/15/2029 (g)	1,662	1,737

3.63%, 9/1/2030 (g)	145	148

Murphy Oil Corp. 6.37%, 12/1/2042 (a) (j)	1,765	1,792

Murphy Oil USA, Inc. 3.75%, 2/15/2031 (g)	3,374	3,319

Nabors Industries Ltd. 7.25%, 1/15/2026 (g)	1,376	1,335

Nabors Industries, Inc. 5.75%, 2/1/2025	4,145	3,938

National CineMedia LLC 5.88%, 4/15/2028 (a) (g)	1,230	1,135

National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (f)	3,053	3,351

Nationstar Mortgage Holdings, Inc.

6.00%, 1/15/2027 (g)	450	470

5.50%, 8/15/2028 (g)	2,398	2,458

5.13%, 12/15/2030 (g)	2,280	2,298

Navient Corp.

6.50%, 6/15/2022	1,925	1,980

5.50%, 1/25/2023	1,163	1,216

5.00%, 3/15/2027	1,330	1,356

4.88%, 3/15/2028	143	143

5.63%, 8/1/2033	519	493

NCR Corp.

5.75%, 9/1/2027 (g)	6,319	6,651

5.00%, 10/1/2028 (g)	2,390	2,420

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

5.13%, 4/15/2029 (g)	4,509	4,611

6.13%, 9/1/2029 (g)	5,370	5,769

NESCO Holdings II, Inc. 5.50%, 4/15/2029 (g)	3,315	3,356

Netflix, Inc.

4.88%, 4/15/2028	6,870	7,870

5.88%, 11/15/2028	7,453	9,072

5.38%, 11/15/2029 (g)	2,603	3,140

4.88%, 6/15/2030 (a) (g)	5,791	6,804

New Albertsons LP

7.75%, 6/15/2026	1,535	1,758

6.63%, 6/1/2028	613	671

7.45%, 8/1/2029	392	455

8.00%, 5/1/2031	3,108	3,807

Newell Brands, Inc.

4.70%, 4/1/2026 (j)	8,050	8,816

5.87%, 4/1/2036 (j)	4,455	5,402

News Corp. 3.88%, 5/15/2029 (g)	5,359	5,439

Nexstar Media, Inc.

5.63%, 7/15/2027 (g)	13,007	13,722

4.75%, 11/1/2028 (g)	4,557	4,656

NextEra Energy Capital Holdings, Inc.

(ICE LIBOR USD 3 Month + 2.07%), 2.20%, 10/1/2066 (f)	5,650	5,325

(ICE LIBOR USD 3 Month + 2.13%), 2.24%, 6/15/2067 (f)	2,514	2,366

(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (f)	4,282	4,971

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (g)	1,811	1,917

4.25%, 9/15/2024 (g)	57	60

4.50%, 9/15/2027 (g)	986	1,055

NGL Energy Operating LLC 7.50%, 2/1/2026 (g)	2,272	2,304

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (a) (g)	914	931

Nielsen Finance LLC 5.63%, 10/1/2028 (g)	3,405	3,540

NiSource, Inc.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (e) (f) (h)	8,367	8,827

1.70%, 2/15/2031	150	142

Nissan Motor Acceptance Co. LLC

1.85%, 9/16/2026 (g)	260	254

2.45%, 9/15/2028 (g)	122	119

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

NMG Holding Co., Inc. 7.13%, 4/1/2026 (g)	8,290	8,707

Norfolk Southern Corp. 2.30%, 5/15/2031	132	133

Northern Oil and Gas, Inc. 8.13%, 3/1/2028 (g)	52	56

NortonLifeLock, Inc. 5.00%, 4/15/2025 (g)	2,091	2,107

Novelis Corp.

3.25%, 11/15/2026 (g)	2,573	2,567

4.75%, 1/30/2030 (g)	4,705	4,893

3.88%, 8/15/2031 (g)	1,286	1,255

NRG Energy, Inc.

6.63%, 1/15/2027	2,196	2,274

5.75%, 1/15/2028	704	746

3.38%, 2/15/2029 (g)	1,950	1,901

5.25%, 6/15/2029 (g)	3,187	3,394

3.63%, 2/15/2031 (g)	3,605	3,509

3.88%, 2/15/2032 (g)	2,504	2,454

Nuance Communications, Inc. 5.63%, 12/15/2026	3,789	3,910

NuStar Logistics LP

5.75%, 10/1/2025	2,025	2,167

6.00%, 6/1/2026	2,167	2,302

5.63%, 4/28/2027	3,035	3,183

6.38%, 10/1/2030	2,025	2,219

Oasis Midstream Partners LP 8.00%, 4/1/2029 (g)	4,162	4,521

Oasis Petroleum, Inc. 6.38%, 6/1/2026 (g)	1,688	1,785

Occidental Petroleum Corp.

3.50%, 6/15/2025	2,410	2,494

8.00%, 7/15/2025 (a)	5,030	5,936

5.88%, 9/1/2025	2,940	3,263

5.50%, 12/1/2025	2,313	2,544

3.40%, 4/15/2026	4,135	4,219

8.50%, 7/15/2027	6,264	7,799

6.38%, 9/1/2028	2,425	2,843

8.88%, 7/15/2030	6,661	9,026

6.63%, 9/1/2030	2,425	2,967

6.13%, 1/1/2031 (a)	3,981	4,767

Oceaneering International, Inc.

4.65%, 11/15/2024	2,194	2,279

6.00%, 2/1/2028	1,175	1,208

OGE Energy Corp. 0.70%, 5/26/2023	44	44

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	44	44

ON Semiconductor Corp. 3.88%, 9/1/2028 (g)	3,751	3,793

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

ONE Gas, Inc. (ICE LIBOR USD 3 Month + 0.61%), 0.72%, 3/11/2023 (f)	38	38

OneMain Finance Corp.

6.13%, 5/15/2022	1,830	1,871

5.63%, 3/15/2023	3,088	3,248

6.88%, 3/15/2025	2,110	2,355

7.13%, 3/15/2026	502	570

3.50%, 1/15/2027	1,267	1,239

6.63%, 1/15/2028	4,188	4,701

5.38%, 11/15/2029	1,405	1,500

4.00%, 9/15/2030	1,550	1,505

Option Care Health, Inc. 4.38%, 10/31/2029 (g)	2,022	2,042

Oracle Corp. 3.80%, 11/15/2037	279	299

Organon & Co.

4.13%, 4/30/2028 (g)	7,878	7,986

5.13%, 4/30/2031 (g)	4,943	5,099

Outfront Media Capital LLC 5.00%, 8/15/2027 (g)	2,492	2,542

Ovintiv Exploration, Inc. 5.38%, 1/1/2026 (a)	479	533

Ovintiv, Inc. 8.13%, 9/15/2030	250	343

Owens & Minor, Inc. 4.50%, 3/31/2029 (g)	4,018	4,033

Owens-Brockway Glass Container, Inc.

6.38%, 8/15/2025 (a) (g)	1,084	1,186

6.63%, 5/13/2027 (g)	2,358	2,520

Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (g)	4,908	4,802

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (g)	7,148	7,211

Party City Holdings, Inc. 8.75%, 2/15/2026 (g)	500	511

Patterson-UTI Energy, Inc.

3.95%, 2/1/2028 (a)	1,984	1,989

5.15%, 11/15/2029	200	206

PBF Holding Co. LLC

9.25%, 5/15/2025 (g)	2,871	2,785

6.00%, 2/15/2028	1,847	1,339

PBF Logistics LP 6.88%, 5/15/2023 (a)	770	748

Performance Food Group, Inc.

6.88%, 5/1/2025 (g)	400	422

5.50%, 10/15/2027 (g)	4,211	4,390

4.25%, 8/1/2029 (g)	4,205	4,205

PetSmart, Inc.

4.75%, 2/15/2028 (g)	2,606	2,677

7.75%, 2/15/2029 (g)	2,226	2,406

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

PG&E Corp.

5.00%, 7/1/2028 (a)	5,914	6,151

5.25%, 7/1/2030	503	525

PGT Innovations, Inc. 4.38%, 10/1/2029 (g)	2,099	2,081

Philip Morris International, Inc.

2.63%, 2/18/2022	50	50

3.38%, 8/15/2029	195	214

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (g)	10,815	11,355

Physicians Realty LP

REIT, 3.95%, 1/15/2028	60	66

REIT, 2.63%, 11/1/2031	20	20

Pike Corp. 5.50%, 9/1/2028 (g)	2,448	2,491

Pilgrim’s Pride Corp. 5.88%, 9/30/2027 (g)	3,736	3,939

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (e) (f) (h)	3,381	3,051

Plantronics, Inc. 4.75%, 3/1/2029 (a) (g)	2,758	2,530

Playtika Holding Corp. 4.25%, 3/15/2029 (g)	499	500

PM General Purchaser LLC 9.50%, 10/1/2028 (g)	1,853	1,932

PNC Financial Services Group, Inc. (The)

Series O, (ICE LIBOR USD 3 Month + 3.68%), 3.80%, 2/1/2022 (e) (f) (h)	10,102	10,163

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (e) (f) (h)	8,712	8,939

Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (e) (f) (h)	12,275	12,106

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (e) (f) (h)	4,756	5,195

Post Holdings, Inc.

5.75%, 3/1/2027 (g)	5,380	5,582

5.63%, 1/15/2028 (g)	4,358	4,548

5.50%, 12/15/2029 (g)	4,330	4,606

4.63%, 4/15/2030 (g)	3,100	3,116

PPL Capital Funding, Inc. Series A, (ICE LIBOR USD 3 Month + 2.67%), 2.80%, 3/30/2067 (f)	12,547	12,014

Presidio Holdings, Inc. 4.88%, 2/1/2027 (g)	2,415	2,457

Prestige Brands, Inc.

5.13%, 1/15/2028 (g)	900	938

3.75%, 4/1/2031 (g)	2,119	2,048

Prime Healthcare Services, Inc. 7.25%, 11/1/2025 (g)	2,054	2,188

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Prime Security Services Borrower LLC

5.75%, 4/15/2026 (g)	8,487	9,078

3.38%, 8/31/2027 (g)	3,986	3,818

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (e) (f) (h)	7,704	7,926

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042 (f)	4,231	4,380

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (f)	19,489	20,579

PTC, Inc.

3.63%, 2/15/2025 (g)	923	938

4.00%, 2/15/2028 (g)	820	831

Public Service Co. of Oklahoma Series J, 2.20%, 8/15/2031 (a)	248	244

QVC, Inc. 4.38%, 3/15/2023	2,087	2,165

Qwest Corp. 7.25%, 9/15/2025 (a)	325	388

Radian Group, Inc.

4.50%, 10/1/2024	2,265	2,401

4.88%, 3/15/2027	1,859	2,029

Rain CII Carbon LLC 7.25%, 4/1/2025 (g)	4,225	4,315

Range Resources Corp.

4.88%, 5/15/2025	3,485	3,633

8.25%, 1/15/2029 (g)	2,764	3,121

Raytheon Technologies Corp.

1.90%, 9/1/2031	329	318

4.15%, 5/15/2045	236	281

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	385	364

Rent-A-Center, Inc. 6.38%, 2/15/2029 (g)	474	495

RHP Hotel Properties LP

REIT, 4.75%, 10/15/2027	9,310	9,496

REIT, 4.50%, 2/15/2029 (g)	2,463	2,439

Rite Aid Corp.

7.50%, 7/1/2025 (g)	5,077	5,090

8.00%, 11/15/2026 (g)	8,786	8,830

Rockcliff Energy II LLC 5.50%, 10/15/2029 (g)	1,475	1,513

Rocket Mortgage LLC

2.88%, 10/15/2026 (g)	2,844	2,824

3.63%, 3/1/2029 (g)	1,479	1,468

3.88%, 3/1/2031 (g)	1,233	1,218

4.00%, 10/15/2033 (g)	917	903

Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (g)	812	827

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Roper Technologies, Inc. 3.13%, 11/15/2022	93	95

Royal Caribbean Cruises Ltd.

10.88%, 6/1/2023 (g)	2,590	2,898

9.13%, 6/15/2023 (g)	447	485

11.50%, 6/1/2025 (g)	4,466	5,083

Royalty Pharma plc 2.15%, 9/2/2031	166	158

RP Escrow Issuer LLC 5.25%, 12/15/2025 (g)	1,927	1,927

RR Donnelley & Sons Co. 8.25%, 7/1/2027 (a)	450	527

Ryder System, Inc. 2.50%, 9/1/2022	100	102

Sabre GLBL, Inc.

9.25%, 4/15/2025 (g)	1,432	1,655

7.38%, 9/1/2025 (g)	2,875	3,055

SBA Communications Corp.

REIT, 4.88%, 9/1/2024	3,980	4,030

REIT, 3.13%, 2/1/2029 (g)	1,050	1,008

Science Applications International Corp. 4.88%, 4/1/2028 (g)	710	731

Scientific Games International, Inc. 5.00%, 10/15/2025 (g)	3,907	4,022

Scotts Miracle-Gro Co. (The)

5.25%, 12/15/2026	2,180	2,240

4.50%, 10/15/2029	1,140	1,188

4.00%, 4/1/2031 (g)	2,754	2,731

4.38%, 2/1/2032 (g)	3,297	3,314

Scripps Escrow II, Inc.

3.88%, 1/15/2029 (g)	1,359	1,352

5.38%, 1/15/2031 (g)	1,315	1,287

Scripps Escrow, Inc. 5.88%, 7/15/2027 (g)	880	893

Sealed Air Corp.

5.25%, 4/1/2023 (g)	203	212

4.00%, 12/1/2027 (g)	212	222

6.88%, 7/15/2033 (g)	100	128

Sempra Energy (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (e) (f) (h)	12,275	13,244

Sensata Technologies BV

4.88%, 10/15/2023 (g)	4,531	4,797

5.63%, 11/1/2024 (g)	1,825	2,012

5.00%, 10/1/2025 (g)	172	189

4.00%, 4/15/2029 (g)	3,595	3,651

Sensata Technologies, Inc. 3.75%, 2/15/2031 (g)	878	866

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Service Corp. International

7.50%, 4/1/2027	2,735	3,323

4.63%, 12/15/2027	825	865

5.13%, 6/1/2029	3,005	3,244

3.38%, 8/15/2030	1,412	1,391

4.00%, 5/15/2031	2,700	2,761

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	300	319

Sinclair Television Group, Inc.

5.88%, 3/15/2026 (g)	205	210

5.13%, 2/15/2027 (a) (g)	2,890	2,778

5.50%, 3/1/2030 (g)	1,622	1,551

4.13%, 12/1/2030 (g)	2,735	2,605

Sirius XM Radio, Inc.

5.00%, 8/1/2027 (g)	22,245	23,218

4.00%, 7/15/2028 (g)	3,395	3,419

5.50%, 7/1/2029 (g)	4,617	4,981

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (g)	8,491	8,555

5.50%, 4/15/2027 (a) (g)	874	904

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (g)	1,390	1,477

SM Energy Co.

5.63%, 6/1/2025	3,980	3,990

6.75%, 9/15/2026 (a)	968	992

6.50%, 7/15/2028 (a)	1,006	1,056

Sonic Automotive, Inc. 4.63%, 11/15/2029 (g)	2,821	2,829

Sotheby’s 7.38%, 10/15/2027 (g)	1,512	1,593

Southern California Edison Co. Series E, (ICE LIBOR USD 3 Month + 4.20%), 6.25%, 2/1/2022 (e) (f) (h)	2,040	2,053

Southern Natural Gas Co. LLC 0.63%, 4/28/2023 (g)	7	7

Southwestern Energy Co.

7.75%, 10/1/2027 (a)	1,705	1,831

5.38%, 3/15/2030	4,399	4,641

Spectrum Brands, Inc.

5.75%, 7/15/2025	450	460

5.00%, 10/1/2029 (g)	2,486	2,654

5.50%, 7/15/2030 (g)	2,560	2,765

3.88%, 3/15/2031 (g)	1,561	1,530

Spirit AeroSystems, Inc.

5.50%, 1/15/2025 (g)	1,147	1,194

7.50%, 4/15/2025 (g)	4,150	4,382

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Sprint Capital Corp.

6.88%, 11/15/2028	50	63

8.75%, 3/15/2032	18,554	27,771

Sprint Communications, Inc. 11.50%, 11/15/2021	305	306

Sprint Corp.

7.88%, 9/15/2023	18,616	20,641

7.13%, 6/15/2024	6,327	7,150

7.63%, 2/15/2025	25,738	29,920

7.63%, 3/1/2026	29,453	35,311

SRS Distribution, Inc. 4.63%, 7/1/2028 (g)	3,290	3,363

SS&C Technologies, Inc. 5.50%, 9/30/2027 (g)	8,338	8,776

Standard Industries, Inc.

5.00%, 2/15/2027 (g)	1,647	1,690

4.75%, 1/15/2028 (g)	8,598	8,867

3.38%, 1/15/2031 (g)	2,105	1,952

Stanley Black & Decker, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (f)	670	710

Staples, Inc.

7.50%, 4/15/2026 (g)	15,693	15,862

10.75%, 4/15/2027 (a) (g)	7,739	7,391

State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 3.71%, 12/15/2021 (e) (f) (h)	1,960	1,964

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (e) (f) (h)	4,393	4,601

Station Casinos LLC 4.50%, 2/15/2028 (g)	5,250	5,289

Stericycle, Inc. 3.88%, 1/15/2029 (g)	1,821	1,794

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (g)	1,940	2,090

Summit Materials LLC 5.25%, 1/15/2029 (g)	3,005	3,148

Summit Midstream Holdings LLC 8.50%, 10/15/2026 (g)	2,093	2,104

Sunoco LP

6.00%, 4/15/2027	2,015	2,111

5.88%, 3/15/2028	423	448

4.50%, 5/15/2029	2,310	2,336

4.50%, 4/30/2030 (g)	4,242	4,279

SVB Financial Group

Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026 (e) (f) (h)	11,860	11,890

Series D, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.07%), 4.25%, 11/15/2026 (e) (f) (h)	4,135	4,147

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Switch Ltd.

3.75%, 9/15/2028 (g)	845	841

4.13%, 6/15/2029 (g)	1,447	1,454

Synaptics, Inc. 4.00%, 6/15/2029 (a) (g)	1,584	1,600

Syneos Health, Inc. 3.63%, 1/15/2029 (g)	911	899

Sysco Corp.

3.25%, 7/15/2027	265	284

2.40%, 2/15/2030	186	188

Tallgrass Energy Partners LP

7.50%, 10/1/2025 (g)	7,631	8,251

6.00%, 3/1/2027 (g)	1,000	1,036

5.50%, 1/15/2028 (g)	710	713

6.00%, 12/31/2030 (g)	2,053	2,053

6.00%, 9/1/2031 (g)	4,277	4,208

Talos Production, Inc. 12.00%, 1/15/2026	500	543

Targa Resources Partners LP

5.88%, 4/15/2026	4,488	4,686

5.38%, 2/1/2027	3,355	3,472

6.50%, 7/15/2027	3,538	3,790

5.00%, 1/15/2028	1,745	1,836

6.88%, 1/15/2029	1,906	2,135

4.88%, 2/1/2031	4,010	4,324

4.00%, 1/15/2032 (g)	3,301	3,407

Team Health Holdings, Inc. 6.38%, 2/1/2025 (g)	3,117	2,759

TEGNA, Inc.

5.50%, 9/15/2024 (a) (g)	303	306

4.75%, 3/15/2026 (g)	547	570

4.63%, 3/15/2028 (a)	3,389	3,419

Tempur Sealy International, Inc.

4.00%, 4/15/2029 (g)	8,623	8,759

3.88%, 10/15/2031 (g)	1,890	1,873

Tenet Healthcare Corp.

4.63%, 7/15/2024	2,244	2,272

4.63%, 9/1/2024 (g)	1,018	1,040

7.50%, 4/1/2025 (g)	874	928

4.88%, 1/1/2026 (g)	22,644	23,210

6.25%, 2/1/2027 (g)	17,904	18,598

5.13%, 11/1/2027 (g)	11,231	11,736

4.63%, 6/15/2028 (g)	562	582

4.25%, 6/1/2029 (g)	3,354	3,395

Tenneco, Inc.

5.38%, 12/15/2024	93	92

5.00%, 7/15/2026 (a)	4,090	3,989

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

7.88%, 1/15/2029 (g)	2,336	2,555

5.13%, 4/15/2029 (g)	2,780	2,756

Terex Corp. 5.00%, 5/15/2029 (g)	4,086	4,168

TerraForm Power Operating LLC 4.25%, 1/31/2023 (g)	1,869	1,906

Texas Competitive Electric Holdings Co. LLC

8.50%, 12/1/2021 ‡ (k)	12,477	13

8.50%, 10/1/2022 ‡ (k)	16,772	25

Thermo Fisher Scientific, Inc.

(SOFR + 0.35%), 0.39%, 4/18/2023 (f)	244	244

2.00%, 10/15/2031	230	225

T-Mobile USA, Inc.

4.75%, 2/1/2028 (a)	21,452	22,632

2.25%, 11/15/2031 (a)	722	697

3.00%, 2/15/2041	170	163

Topaz Solar Farms LLC 5.75%, 9/30/2039 (g)	380	460

TransDigm, Inc. 6.25%, 3/15/2026 (g)	9,380	9,790

Transocean Guardian Ltd. 5.88%, 1/15/2024 (g)	2,324	2,266

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a) (g)	3,889	3,889

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (g)	2,809	2,802

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a) (g)	339	342

Transocean, Inc. 11.50%, 1/30/2027 (g)	3,164	3,227

TreeHouse Foods, Inc. 4.00%, 9/1/2028 (a)	325	310

TriMas Corp. 4.13%, 4/15/2029 (g)	4,182	4,234

TriNet Group, Inc. 3.50%, 3/1/2029 (g)	882	884

Trinseo Materials Operating SCA

5.38%, 9/1/2025 (g)	9,060	9,243

5.13%, 4/1/2029 (g)	2,568	2,575

TripAdvisor, Inc. 7.00%, 7/15/2025 (g)	1,640	1,734

Triton Water Holdings, Inc. 6.25%, 4/1/2029 (g)	2,758	2,753

Triumph Group, Inc.

8.88%, 6/1/2024 (g)	221	244

6.25%, 9/15/2024 (a) (g)	545	544

7.75%, 8/15/2025 (a)	1,670	1,698

Truist Financial Corp.

Series L, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 12/15/2024 (e) (f) (h)	2,570	2,615

Series P, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.61%), 4.95%, 9/1/2025 (e) (f) (h)	2,005	2,176

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027 (e) (f) (h)	4,691	5,031

Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (e) (f) (h)	15,904	17,793

TTM Technologies, Inc. 4.00%, 3/1/2029 (g)	2,219	2,199

Twilio, Inc.

3.63%, 3/15/2029	1,586	1,602

3.88%, 3/15/2031	1,586	1,601

Twitter, Inc. 3.88%, 12/15/2027 (g)	450	473

Uber Technologies, Inc. 4.50%, 8/15/2029 (g)	3,800	3,824

UDR, Inc.

REIT, 3.20%, 1/15/2030	160	171

REIT, 3.00%, 8/15/2031 (a)	41	42

Under Armour, Inc. 3.25%, 6/15/2026	2,136	2,189

Unisys Corp. 6.88%, 11/1/2027 (g)	222	242

United Airlines Holdings, Inc.

5.00%, 2/1/2024 (a)	2,404	2,497

4.88%, 1/15/2025 (a)	2,345	2,416

United Airlines, Inc. 4.38%, 4/15/2026 (g)	4,662	4,823

United Rentals North America, Inc.

5.50%, 5/15/2027	10,010	10,492

4.88%, 1/15/2028	3,315	3,499

5.25%, 1/15/2030	2,500	2,706

3.88%, 2/15/2031	5,089	5,127

United States Cellular Corp. 6.70%, 12/15/2033	4,296	5,347

United States Steel Corp. 6.88%, 3/1/2029 (a)	2,747	2,939

UnitedHealth Group, Inc. 3.05%, 5/15/2041	75	78

Uniti Group LP REIT, 7.13%, 12/15/2024 (g)	55	56

Universal Health Services, Inc. 2.65%, 1/15/2032 (a) (g)	277	272

Univision Communications, Inc. 4.50%, 5/1/2029 (g)	1,305	1,320

Urban One, Inc. 7.38%, 2/1/2028 (g)	444	466

US Bancorp

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.54%), 3.70%, 1/15/2027 (e) (f) (h)	6,765	6,738

Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (e) (f) (h)	1,414	1,579

Vail Resorts, Inc. 6.25%, 5/15/2025 (g)	1,642	1,730

Valvoline, Inc.

4.25%, 2/15/2030 (g)	3,267	3,316

3.63%, 6/15/2031 (g)	300	293

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Vector Group Ltd.

10.50%, 11/1/2026 (g)	464	490

5.75%, 2/1/2029 (g)	1,662	1,654

Venator Finance SARL 5.75%, 7/15/2025 (a) (g)	3,375	3,153

Ventas Realty LP REIT, 4.00%, 3/1/2028	100	110

Verizon Communications, Inc.

4.40%, 11/1/2034	246	287

4.27%, 1/15/2036	355	415

3.40%, 3/22/2041	112	117

ViacomCBS, Inc.

4.20%, 5/19/2032	145	165

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (f)	3,472	3,475

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	12,291	14,052

Viavi Solutions, Inc. 3.75%, 10/1/2029 (g)	2,610	2,591

VICI Properties LP

REIT, 3.50%, 2/15/2025 (g)	527	536

REIT, 4.25%, 12/1/2026 (g)	8,012	8,299

REIT, 3.75%, 2/15/2027 (g)	1,875	1,927

REIT, 4.63%, 12/1/2029 (g)	4,688	5,001

REIT, 4.13%, 8/15/2030 (g)	1,620	1,701

Vine Energy Holdings LLC 6.75%, 4/15/2029 (g)	5,688	6,108

Vista Outdoor, Inc. 4.50%, 3/15/2029 (g)	8,140	8,150

Vistra Operations Co. LLC

5.50%, 9/1/2026 (g)	1,077	1,109

5.63%, 2/15/2027 (g)	6,875	7,083

5.00%, 7/31/2027 (g)	1,266	1,298

4.38%, 5/1/2029 (g)	1,498	1,483

VMware, Inc. 2.20%, 8/15/2031 (a)	286	278

Wabash National Corp. 4.50%, 10/15/2028 (g)	2,814	2,736

Weatherford International Ltd. 11.00%, 12/1/2024 (g)	142	148

Weekley Homes LLC 4.88%, 9/15/2028 (g)	599	620

Welbilt, Inc. 9.50%, 2/15/2024	940	965

Wells Fargo & Co.

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (e) (f) (h)	7,127	7,599

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (e) (f) (h)	2,207	2,430

Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (e) (f) (h)	35,362	36,025

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

WESCO Distribution, Inc.

7.13%, 6/15/2025 (g)	5,708	6,051

7.25%, 6/15/2028 (g)	5,708	6,295

Western Digital Corp. 4.75%, 2/15/2026	3,365	3,697

William Carter Co. (The) 5.63%, 3/15/2027 (g)	9,312	9,650

Windstream Escrow LLC 7.75%, 8/15/2028 (a) (g)	2,115	2,237

WMG Acquisition Corp. 3.00%, 2/15/2031 (g)	4,575	4,451

Wolverine Escrow LLC

8.50%, 11/15/2024 (a) (g)	1,055	978

9.00%, 11/15/2026 (a) (g)	10,203	9,387

13.13%, 11/15/2027 (a) (g)	444	291

WP Carey, Inc.

REIT, 2.40%, 2/1/2031 (a)	150	148

REIT, 2.45%, 2/1/2032	30	30

WR Grace Holdings LLC

5.63%, 10/1/2024 (g)	1,010	1,083

5.63%, 8/15/2029 (g)	1,596	1,610

WW International, Inc. 4.50%, 4/15/2029 (g)	100	96

Wynn Las Vegas LLC 5.50%, 3/1/2025 (g)	11,657	11,854

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (g)	6,555	6,571

Xerox Holdings Corp. 5.00%, 8/15/2025 (g)	1,512	1,571

Yum! Brands, Inc.

7.75%, 4/1/2025 (g)	2,457	2,613

4.75%, 1/15/2030 (g)	1,834	1,958

3.63%, 3/15/2031	4,213	4,164

4.63%, 1/31/2032	3,567	3,709

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (g)	4,371	4,245

Ziff Davis, Inc. 4.63%, 10/15/2030 (g)	1,870	1,959

Zoetis, Inc. 2.00%, 5/15/2030	182	179

ZoomInfo Technologies LLC 3.88%, 2/1/2029 (g)	667	663

		3,797,094

Total Corporate Bonds (Cost $4,518,874)		4,668,821

Equity-Linked Notes — 7.3%

Barclays Bank plc, ELN, 6.50%, 12/3/2021, (linked to Russell 2000 Index)	64	144,239

BNP Paribas SA, ELN, 6.00%, 1/26/2022, (linked to Russell 2000 Index)	62	141,014

BNP Paribas SA, ELN, 7.00%, 2/3/2022, (linked to Russell 2000 Index)	61	139,035

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	87

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — continued

Citigroup Global Markets Holdings Inc., ELN, 6.50%, 11/18/2021, (linked to Russell 2000 Index)	63	144,238

Royal Bank of Canada, ELN, 6.00%, 12/22/2021, (linked to Russell 2000 Index)	61	140,219

		708,745

Credit Suisse AG, ELN, 7.00%, 1/26/2022, (linked to Russell 2000 Index)	126	285,825

Total Equity-Linked Notes (Cost $961,722)		994,570

Collateralized Mortgage Obligations — 4.0%

Bermuda — 0.0% (c)

Bellemeade Re Ltd. Series 2019-1A, Class M2, 2.79%, 3/25/2029 ‡ (g) (m)	1,000	1,004

Eagle RE Ltd. Series 2019-1, Class M2, 3.39%, 4/25/2029 ‡ (g) (m)	1,980	2,006

		3,010

United States — 4.0%

Adjustable Rate Mortgage Trust

Series 2004-2, Class 6A1, 2.36%, 2/25/2035 (m)	955	989

Series 2005-2, Class 3A1, 2.83%, 6/25/2035 (m)	703	711

Alternative Loan Trust

Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	6	5

Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	2	2

Series 2007-25, Class 2A1, 6.00%, 11/25/2022	14	12

Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	93	93

Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	357	359

Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	22	22

Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	171	173

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	3,707	3,771

Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	357	363

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	531	545

Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	2,205	2,240

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	56	55

Series 2005-3CB, Class 1A13, 5.50%, 3/25/2035	6,739	6,744

Series 2005-J2, Class 1A5, 0.59%, 4/25/2035 (m)	4,558	3,818

Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	2,745	2,688

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	325	322

Series 2005-10CB, Class 1A5, 5.50%, 5/25/2035	2,892	2,741

Series 2005-10CB, Class 1A8, 5.50%, 5/25/2035	1,668	1,620

Series 2005-13CB, Class A4, 5.50%, 5/25/2035	1,123	1,131

Series 2005-21CB, Class A4, 5.25%, 6/25/2035	604	567

Series 2005-21CB, Class A17, 6.00%, 6/25/2035	2,685	2,604

Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	123	116

Series 2005-23CB, Class A15, 5.50%, 7/25/2035	1,345	1,285

Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	478	483

Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	1,209	1,221

Series 2005-J14, Class A3, 5.50%, 12/25/2035	255	209

Series 2005-J14, Class A7, 5.50%, 12/25/2035	1,344	1,104

Series 2005-J14, Class A8, 5.50%, 12/25/2035	1,123	923

Series 2005-85CB, Class 3A2, 5.25%, 2/25/2036	85	85

Series 2005-86CB, Class A4, 5.50%, 2/25/2036	331	261

Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	115	103

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	3,263	3,334

Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	648	619

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,290	972

Series 2006-19CB, Class A15, 6.00%, 8/25/2036	477	376

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2006-25CB, Class A2, 6.00%, 10/25/2036	226	169

Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	2,484	1,823

Series 2007-8CB, Class A9, 6.00%, 5/25/2037	163	126

Series 2007-19, Class 1A8, 6.00%, 8/25/2037	147	105

American Home Mortgage Investment Trust

Series 2007-2, Class 12A1, 0.63%, 3/25/2037 (m)	4,709	2,166

Series 2005-1, Class 6A, 2.15%, 6/25/2045 (m)	103	106

Angel Oak Mortgage Trust

Series 2019-5, Class B1, 3.96%, 10/25/2049 ‡ (g) (m)	2,250	2,246

Series 2019-6, Class B1, 3.94%, 11/25/2059 (g) (m)	4,000	4,002

Series 2019-6, Class B3, 6.00%, 11/25/2059 ‡ (g) (m)	1,285	1,256

Angel Oak Mortgage Trust I LLC

Series 2019-2, Class B1, 5.02%, 3/25/2049 ‡ (g) (m)	4,000	4,005

Series 2019-4, Class B1, 4.41%, 7/26/2049 (g) (m)	5,000	4,975

Banc of America Alternative Loan Trust

Series 2006-4, Class 2A1, 6.00%, 5/25/2021	2	2

Series 2005-11, Class 4A5, 5.75%, 12/25/2035	470	464

Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	520	520

Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	1,514	1,504

Series 2006-5, Class CB7, 6.00%, 6/25/2046	336	330

Banc of America Funding Trust

Series 2007-4, Class 8A1, 5.50%, 11/25/2034	54	49

Series 2005-6, Class 1A2, 5.50%, 10/25/2035	1,524	1,500

Series 2005-7, Class 4A7, 6.00%, 11/25/2035	123	125

Series 2006-A, Class 1A1, 2.61%, 2/20/2036 (m)	472	477

Series 2006-2, Class 2A20, 5.75%, 3/25/2036	268	258

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Series 2007-5, Class 4A1, 0.46%, 7/25/2037 (m)	2,998		2,181

Banc of America Mortgage Trust

Series 2004-A, Class 2A2, 2.47%, 2/25/2034 (m)	290		297

Series 2007-3, Class 1A1, 6.00%, 9/25/2037	171		172

Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 0.41%, 2/25/2034 (m)	233		228

Bear Stearns Asset-Backed Securities I Trust

Series 2004-AC5, Class M1, 1.09%, 10/25/2034 ‡ (m)	318		232

Chase Mortgage Finance Trust

Series 2007-A2, Class 3A1, 2.44%, 6/25/2035 (m)	—	(d)	—	(d)

Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,117		720

Series 2006-S4, Class A5, 6.00%, 12/25/2036	856		568

Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	209		143

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 2.84%, 5/25/2023 (g) (m)	4,530		4,536

Series 2018-GT1, Class B, 3.59%, 5/25/2023 ‡ (g) (m)	795		796

CHL Mortgage Pass-Through Trust

Series 2005-20, Class A7, 5.25%, 12/25/2027	100		83

Series 2004-25, Class 2A1, 0.77%, 2/25/2035 (m)	2,211		2,087

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	1,372		1,104

Series 2005-31, Class 2A1, 2.54%, 1/25/2036 (m)	638		594

Series 2005-30, Class A5, 5.50%, 1/25/2036	133		107

Series 2006-HYB1, Class 2A2C, 2.68%, 3/20/2036 (m)	2,143		2,094

Series 2006-HYB2, Class 2A1B, 2.84%, 4/20/2036 (m)	610		586

Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	97		75

Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,111		740

Series 2006-15, Class A1, 6.25%, 10/25/2036	86		59

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	89

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2006-17, Class A2, 6.00%, 12/25/2036	316	197

Series 2006-18, Class 2A4, 6.00%, 12/25/2036	1,897	1,440

Series 2007-2, Class A2, 6.00%, 3/25/2037	117	81

Series 2007-3, Class A18, 6.00%, 4/25/2037	910	639

Series 2007-10, Class A4, 5.50%, 7/25/2037	120	79

Series 2007-13, Class A4, 6.00%, 8/25/2037	234	165

Series 2007-16, Class A1, 6.50%, 10/25/2037	2,225	1,491

Series 2007-18, Class 2A1, 6.50%, 11/25/2037	466	255

Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	385	388

Citigroup Mortgage Loan Trust

Series 2005-3, Class 2A2A, 2.75%, 8/25/2035 (m)	80	83

Series 2005-11, Class A2A, 2.47%, 10/25/2035 (m)	181	184

Series 2006-AR3, Class 1A1A, 3.01%, 6/25/2036 (m)	1,080	1,103

Series 2006-AR5, Class 1A5A, 2.92%, 7/25/2036 (m)	444	439

Citigroup Mortgage Loan Trust, Inc.

Series 2005-4, Class A, 2.66%, 8/25/2035 (m)	233	246

Series 2005-6, Class A1, 2.19%, 9/25/2035 (m)	320	336

Series 2006-8, Class A3, 0.44%, 10/25/2035 (g) (m)	557	323

Series 2005-9, Class 2A2, 5.50%, 11/25/2035	75	68

COLT Mortgage Loan Trust

Series 2021-3, Class B1, 3.06%, 9/27/2066 ‡ (g) (m)	2,500	2,477

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1M2, 2.49%, 4/25/2031 ‡ (g) (m)	3,214	3,230

Series 2019-R07, Class 1B1, 3.49%, 10/25/2039 (g) (m)	5,500	5,552

Series 2020-R02, Class 2B1, 3.09%, 1/25/2040 (g) (m)	19,158	18,978

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2021-R01, Class 1B1, 3.15%, 10/25/2041 (g) (m)	5,200	5,224

CSFB Mortgage-Backed Pass-Through Certificates

Series 2005-10, Class 11A1, 5.50%, 11/25/2020	572	106

Series 2003-29, Class 3A1, 5.50%, 12/25/2033	199	203

Series 2004-AR4, Class 4A1, 2.45%, 5/25/2034 (m)	1,110	1,151

Series 2004-AR4, Class 2A1, 2.82%, 5/25/2034 (m)	259	269

Series 2004-AR5, Class 6A1, 2.32%, 6/25/2034 (m)	309	326

Series 2004-4, Class 4A1, 5.50%, 8/25/2034	1,822	1,922

Series 2004-8, Class 4A3, 5.50%, 12/25/2034	100	103

Series 2005-4, Class 2A5, 0.64%, 6/25/2035 (m)	2,808	2,113

Series 2005-10, Class 5A3, 5.50%, 11/25/2035	324	297

CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 2.68%, 10/25/2034 (m)	711	724

CSMC Mortgage-Backed Trust

Series 2006-8, Class 5A1, 5.58%, 10/25/2026 (m)	39	38

Series 2007-2, Class 3A13, 5.50%, 3/25/2037	385	282

Deephaven Residential Mortgage Trust

Series 2019-4A, Class B1, 3.99%, 10/25/2059 ‡ (g) (m)	3,000	2,997

Series 2019-4A, Class B2, 4.92%, 10/25/2059 ‡ (g) (m)	5,250	5,263

Series 2020-1, Class B1, 3.66%, 1/25/2060 ‡ (g) (m)	2,000	2,000

Series 2021-3, Class B1, 3.27%, 8/25/2066 (g) (m)	5,000	4,959

Series 2021-3, Class B2, 4.13%, 8/25/2066 (g) (m)	4,502	4,465

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust

Series 2005-1, Class 2A1, 4.38%, 2/25/2020 (m)	22	21

Series 2005-2, Class 2A1, 0.39%, 3/25/2020 (m)	4	4

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 0.60%, 8/19/2045 (m)	1,468	1,430

FHLMC STACR REMIC Trust

Series 2021-DNA5, Class B2, 5.55%, 1/25/2034 (g) (m)	3,400	3,566

Series 2021-DNA6, Class B1, 3.45%, 10/25/2041 (g) (m)	11,500	11,514

Series 2020-HQA1, Class B2, 5.19%, 1/25/2050 (g) (m)	4,000	4,030

Series 2021-DNA1, Class B2, 4.80%, 1/25/2051 (g) (m)	8,000	8,293

FHLMC STACR Trust

Series 2018-DNA2, Class M2, 2.24%, 12/25/2030 ‡ (g) (m)	11,100	11,209

Series 2018-HQA2, Class M2, 2.39%, 10/25/2048 (g) (m)	7,260	7,355

FHLMC Structured Agency Credit Risk Debt Notes

Series 2015-HQ1, Class B, 10.84%, 3/25/2025 (m)	3,471	3,564

Series 2017-DNA3, Class B1, 4.54%, 3/25/2030 (m)	3,000	3,189

Series 2018-HQA1, Class M2, 2.39%, 9/25/2030 (m)	9,980	10,063

Series 2021-DNA2, Class B2, 6.05%, 8/25/2033 (g) (m)	18,050	20,036

FHLMC, REMIC

Series 4068, Class DS, IF, IO, 5.91%, 6/15/2042 (m)	2,453	440

Series 4097, Class ES, IF, IO, 6.01%, 8/15/2042 (m)	3,464	601

Series 4103, Class SB, IF, IO, 5.96%, 9/15/2042 (m)	3,869	836

Series 4425, Class SA, IF, IO, 5.96%, 1/15/2045 (m)	4,187	771

Series 4594, Class SG, IF, IO, 5.91%, 6/15/2046 (m)	3,965	884

Series 4606, Class SB, IF, IO, 5.91%, 8/15/2046 (m)	7,278	1,555

Series 4614, Class SK, IF, IO, 5.91%, 9/15/2046 (m)	12,933	2,853

Series 4616, Class HS, IF, IO, 5.91%, 9/15/2046 (m)	4,704	976

Series 4703, Class SA, IF, IO, 6.06%, 7/15/2047 (m)	7,000	1,437

Series 4718, Class SD, IF, IO, 6.06%, 9/15/2047 (m)	3,587	634

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 4768, Class SG, IF, IO, 6.11%, 3/15/2048 (m)	2,841	558

Series 4820, Class ES, IF, IO, 6.11%, 3/15/2048 (m)	1,932	281

Series 4834, Class SA, IF, IO, 6.06%, 10/15/2048 (m)	4,553	707

Series 4937, Class MS, IF, IO, 5.96%, 12/25/2049 (m)	7,091	1,289

Series 4839, Class WS, IF, IO, 6.01%, 8/15/2056 (m)	8,188	1,845

FHLMC, STRIPS

Series 264, Class S1, IF, IO, 5.86%, 7/15/2042 (m)	2,309	365

Series 274, Class S1, IF, IO, 5.91%, 8/15/2042 (m)	3,172	639

Series 278, Class S1, IF, IO, 5.96%, 9/15/2042 (m)	2,851	589

Series 279, Class S6, IF, IO, 5.96%, 9/15/2042 (m)	2,128	459

Series 300, Class S1, IF, IO, 6.01%, 1/15/2043 (m)	2,751	585

Series 311, Class S1, IF, IO, 5.86%, 8/15/2043 (m)	1,602	270

Series 316, Class S7, IF, IO, 6.01%, 11/15/2043 (m)	2,583	469

Series 326, Class S2, IF, IO, 5.86%, 3/15/2044 (m)	3,179	785

Series 336, Class S1, IF, IO, 5.96%, 8/15/2044 (m)	2,177	364

Series 337, Class S1, IF, IO, 5.96%, 9/15/2044 (m)	1,807	375

Series 356, Class S5, IF, IO, 5.91%, 9/15/2047 (m)	10,520	2,444

First Horizon Alternative Mortgage Securities Trust Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	15	11

FNMA, Connecticut Avenue Securities

Series 2017-C01, Class 1B1, 5.84%, 7/25/2029 (m)	1,820	2,008

Series 2017-C05, Class 1M2, 2.29%, 1/25/2030 (m)	5,275	5,369

Series 2017-C06, Class 1M2, 2.74%, 2/25/2030 (m)	2,885	2,938

Series 2017-C07, Class 2M2, 2.59%, 5/25/2030 (m)	1,846	1,878

Series 2018-C01, Class 1M2, 2.34%, 7/25/2030 (m)	6,372	6,455

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	91

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2018-C02, Class 2M2, 2.29%, 8/25/2030 (m)	318	321

Series 2018-C04, Class 2M2, 2.64%, 12/25/2030 (m)	10,732	10,907

FNMA, REMIC

Series 2011-126, Class SM, IF, IO, 5.86%, 12/25/2041 (m)	2,649	415

Series 2012-20, Class SL, IF, IO, 6.36%, 3/25/2042 (m)	3,278	649

Series 2012-35, Class SN, IF, IO, 6.36%, 4/25/2042 (m)	3,705	813

Series 2012-75, Class DS, IF, IO, 5.86%, 7/25/2042 (m)	3,659	622

Series 2012-128, Class MS, IF, IO, 6.06%, 11/25/2042 (m)	1,561	335

Series 2013-124, Class SB, IF, IO, 5.86%, 12/25/2043 (m)	4,045	757

Series 2013-136, Class SB, IF, IO, 5.81%, 1/25/2044 (m)	3,755	663

Series 2015-35, Class SA, IF, IO, 5.51%, 6/25/2045 (m)	3,896	642

Series 2015-37, Class ST, IF, IO, 5.53%, 6/25/2045 (m)	3,648	619

Series 2016-1, Class SJ, IF, IO, 6.06%, 2/25/2046 (m)	8,419	1,618

Series 2016-77, Class SA, IF, IO, 5.91%, 10/25/2046 (m)	3,209	592

Series 2017-1, Class SA, IF, IO, 5.96%, 2/25/2047 (m)	3,724	742

Series 2017-16, Class SM, IF, IO, 5.96%, 3/25/2047 (m)	2,107	457

Series 2017-37, Class AS, IF, IO, 6.01%, 5/25/2047 (m)	9,978	2,168

Series 2018-14, Class SA, IF, IO, 6.11%, 3/25/2048 (m)	6,400	1,305

Series 2018-15, Class JS, IF, IO, 6.11%, 3/25/2048 (m)	3,885	753

Series 2018-16, Class SN, IF, IO, 6.16%, 3/25/2048 (m)	1,564	289

Series 2018-27, Class SE, IF, IO, 6.11%, 5/25/2048 (m)	2,933	633

Series 2018-60, Class SK, IF, IO, 5.61%, 8/25/2048 (m)	2,783	615

Series 2018-73, Class SC, IF, IO, 6.11%, 10/25/2048 (m)	6,394	1,206

Series 2019-9, Class SM, IF, IO, 5.96%, 3/25/2049 (m)	3,579	564

Series 2019-20, Class BS, IF, IO, 5.96%, 5/25/2049 (m)	1,210	157

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

GCAT LLC Series 2019-4, Class A1, 3.23%, 11/26/2049 (g) (j)	9,380	9,515

GCAT Trust

Series 2019-NQM2, Class B1, 4.01%, 9/25/2059 ‡ (g) (m)	5,000	5,051

Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 ‡ (g) (m)	3,000	3,017

GMACM Mortgage Loan Trust

Series 2004-AR2, Class 3A, 3.13%, 8/19/2034 (m)	310	301

Series 2005-AR1, Class 3A, 3.77%, 3/18/2035 (m)	99	97

GNMA

Series 2014-25, Class HS, IF, IO, 6.01%, 2/20/2044 (m)	2,673	573

Series 2015-124, Class SB, IF, IO, 6.16%, 9/20/2045 (m)	4,842	966

Series 2015-149, Class GS, IF, IO, 6.16%, 10/20/2045 (m)	4,576	1,034

Series 2016-111, Class SA, IF, IO, 6.01%, 8/20/2046 (m)	2,320	516

Series 2016-120, Class NS, IF, IO, 6.01%, 9/20/2046 (m)	6,586	1,327

Series 2017-11, Class AS, IF, IO, 6.01%, 1/20/2047 (m)	2,680	510

Series 2017-55, Class AS, IF, IO, 6.06%, 4/20/2047 (m)	1,682	329

Series 2017-56, Class SC, IF, IO, 6.06%, 4/20/2047 (m)	3,739	745

Series 2017-68, Class SA, IF, IO, 6.06%, 5/20/2047 (m)	3,722	722

Series 2017-67, Class ST, IF, IO, 6.11%, 5/20/2047 (m)	6,859	1,406

Series 2017-75, Class SD, IF, IO, 6.11%, 5/20/2047 (m)	1,426	253

Series 2017-80, Class AS, IF, IO, 6.11%, 5/20/2047 (m)	3,637	720

Series 2017-93, Class SE, IF, IO, 6.11%, 6/20/2047 (m)	2,676	545

Series 2017-107, Class SL, IF, IO, 6.11%, 7/20/2047 (m)	7,644	1,569

Series 2017-112, Class S, IF, IO, 6.11%, 7/20/2047 (m)	5,605	1,046

Series 2017-120, Class QS, IF, IO, 6.11%, 8/20/2047 (m)	3,185	576

Series 2017-134, Class SB, IF, IO, 6.11%, 9/20/2047 (m)	3,189	523

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2017-141, Class QS, IF, IO, 6.11%, 9/20/2047 (m)	6,639	1,166

Series 2017-149, Class QS, IF, IO, 6.11%, 10/20/2047 (m)	3,487	673

Series 2018-1, Class ST, IF, IO, 6.11%, 1/20/2048 (m)	7,482	1,482

Series 2018-11, Class SA, IF, IO, 6.11%, 1/20/2048 (m)	3,248	404

Series 2018-6, Class CS, IF, IO, 6.11%, 1/20/2048 (m)	2,526	544

Series 2018-36, Class SG, IF, IO, 6.11%, 3/20/2048 (m)	7,125	1,497

Series 2018-63, Class SB, IF, IO, 6.11%, 4/20/2048 (m)	1,309	248

Series 2018-64, Class GS, IF, IO, 6.11%, 5/20/2048 (m)	4,502	661

Series 2018-65, Class SE, IF, IO, 6.11%, 5/20/2048 (m)	5,426	1,017

Series 2018-92, Class SH, IF, IO, 6.11%, 7/20/2048 (m)	2,924	522

Series 2018-115, Class DS, IF, IO, 6.11%, 8/20/2048 (m)	7,142	1,389

Series 2018-126, Class CS, IF, IO, 6.11%, 9/20/2048 (m)	4,331	687

Series 2018-146, Class S, IF, IO, 6.06%, 10/20/2048 (m)	3,140	612

Series 2018-147, Class SD, IF, IO, 6.06%, 10/20/2048 (m)	8,482	1,600

Series 2018-168, Class SA, IF, IO, 6.01%, 12/20/2048 (m)	3,570	607

Series 2019-16, Class SB, IF, IO, 5.96%, 2/20/2049 (m)	5,247	810

Series 2019-22, Class SM, IF, IO, 5.96%, 2/20/2049 (m)	14,840	2,869

Series 2019-23, Class JS, IF, IO, 5.96%, 2/20/2049 (m)	4,298	576

Series 2019-30, Class SA, IF, IO, 5.96%, 3/20/2049 (m)	6,219	970

Series 2019-38, Class SN, IF, IO, 5.96%, 3/20/2049 (m)	7,089	1,328

Series 2019-41, Class CS, IF, IO, 5.96%, 3/20/2049 (m)	5,075	719

Series 2019-42, Class SJ, IF, IO, 5.96%, 4/20/2049 (m)	5,620	843

Series 2019-56, Class GS, IF, IO, 6.06%, 5/20/2049 (m)	3,205	464

Series 2019-69, Class DS, IF, IO, 6.01%, 6/20/2049 (m)	3,377	596

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Series 2019-70, Class SM, IF, IO, 6.01%, 6/20/2049 (m)	3,332		620

Series 2020-76, Class SL, IF, IO, 6.06%, 5/20/2050 (m)	6,730		1,550

GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (g) (m)	1,295		542

GSR Mortgage Loan Trust

Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	201		205

Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	158		146

Series 2005-AR3, Class 6A1, 2.83%, 5/25/2035 (m)	78		76

Series 2005-AR4, Class 3A5, 2.78%, 7/25/2035 (m)	1,335		1,135

Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	830		874

Series 2005-AR7, Class 6A1, 2.61%, 11/25/2035 (m)	726		737

Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	634		441

Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	1,027		715

Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	512		519

Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	255		216

HarborView Mortgage Loan Trust Series 2005-11, Class 2A1A, 0.70%, 8/19/2045 (m)	174		176

Homeward Opportunities Fund I Trust

Series 2019-3, Class B1, 4.02%, 11/25/2059 ‡ (g) (m)	4,970		5,155

Impac CMB Trust

Series 2004-5, Class 1A1, 0.81%, 10/25/2034 (m)	309		311

Series 2004-6, Class 1A2, 0.87%, 10/25/2034 (m)	854		870

Series 2004-5, Class 1M2, 0.96%, 10/25/2034 ‡ (m)	113		110

Series 2004-7, Class 1A2, 1.01%, 11/25/2034 (m)	407		417

Series 2004-9, Class 1A1, 0.85%, 1/25/2035 (m)	—	(d)	—	(d)

Series 2004-10, Class 2A, 0.73%, 3/25/2035 (m)	506		489

Series 2004-10, Class 3A1, 0.79%, 3/25/2035 (m)	—	(d)	—	(d)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	93

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-1, Class 1A1, 0.61%, 4/25/2035 (m)	300	304

Series 2005-2, Class 1A2, 0.71%, 4/25/2035 (m)	352	354

Series 2005-1, Class 1A2, 0.71%, 4/25/2035 (m)	367	371

Series 2005-4, Class 1A1A, 0.63%, 5/25/2035 (m)	253	253

Impac Secured Assets CMN Owner Trust Series 2003-2, Class A4, 3.75%, 8/25/2033	211	202

Impac Secured Assets Trust

Series 2007-3, Class A1B, 0.33%, 9/25/2037 (m)	2,042	1,790

Series 2007-3, Class A1C, 0.45%, 9/25/2037 (m)	3,422	2,961

IndyMac INDX Mortgage Loan Trust

Series 2005-AR3, Class 3A1, 2.56%, 4/25/2035 (m)	262	270

Series 2005-AR14, Class 2A1A, 0.69%, 7/25/2035 (m)	843	783

Series 2007-AR21, Class 6A1, 2.72%, 9/25/2037 (m)	4,834	4,139

JPMorgan Alternative Loan Trust Series 2006-A2, Class 1A1, 0.45%, 5/25/2036 (m)	2,834	2,792

JPMorgan Mortgage Trust

Series 2006-S2, Class 2A1, 5.00%, 6/25/2021	9	7

Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	10	9

Series 2004-A6, Class 1A1, 2.40%, 12/25/2034 (m)	60	60

Series 2005-A3, Class 6A6, 2.73%, 6/25/2035 (m)	209	216

Series 2007-A1, Class 2A2, 2.62%, 7/25/2035 (m)	176	178

Series 2005-A6, Class 1A2, 2.62%, 9/25/2035 (m)	189	192

Series 2005-A8, Class 1A1, 2.74%, 11/25/2035 (m)	105	98

Series 2005-A8, Class 4A1, 2.75%, 11/25/2035 (m)	1,381	1,296

Series 2006-A7, Class 2A4, 3.13%, 1/25/2037 (m)	467	442

Series 2007-S1, Class 2A17, 0.42%, 3/25/2037 (m)	3,934	1,060

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Legacy Mortgage Asset Trust

Series 2021-GS3, Class A2, 3.25%, 7/25/2061 (g) (j)	2,800		2,780

Series 2021-GS1, Class A2, 3.84%, 10/25/2066 (g) (j)	2,000		2,013

Lehman Mortgage Trust

Series 2005-2, Class 2A5, 5.50%, 12/25/2035	825		664

Series 2007-7, Class 5A7, 6.50%, 8/25/2037	7,537		5,093

MASTR Alternative Loan Trust

Series 2006-3, Class 3A1, 5.50%, 6/25/2021	—	(d)	—	(d)

Series 2004-8, Class 1A1, 6.50%, 9/25/2034	266		279

Series 2004-12, Class 3A1, 6.00%, 12/25/2034	676		704

Series 2005-3, Class 1A1, 5.50%, 4/25/2035	199		199

Series 2005-5, Class 3A1, 5.75%, 8/25/2035	223		154

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	480		429

Merrill Lynch Mortgage Investors Trust

Series 2005-1, Class 2A1, 1.93%, 4/25/2035 (m)	54		54

Series 2005-1, Class 2A2, 1.93%, 4/25/2035 (m)	171		171

Series 2006-1, Class 2A1, 2.00%, 2/25/2036 (m)	923		976

Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	209		131

Morgan Stanley Mortgage Loan Trust

Series 2006-2, Class 1A, 5.25%, 2/25/2021	395		386

Series 2004-8AR, Class 4A1, 2.41%, 10/25/2034 (m)	531		546

Series 2004-9, Class 1A, 5.39%, 11/25/2034 (m)	486		522

Series 2005-4, Class 1A, 5.00%, 8/25/2035	21		21

MortgageIT Trust

Series 2005-3, Class A1, 0.69%, 8/25/2035 (m)	—	(d)	—	(d)

Series 2005-5, Class A1, 0.61%, 12/25/2035 (m)	217		219

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

New Residential Mortgage Loan Trust

Series 2019-NQM4, Class B1, 3.74%, 9/25/2059 (g) (m)	2,500	2,518

Series 2019-NQM4, Class B2, 4.95%, 9/25/2059 (g) (m)	4,000	4,033

Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 (g) (m)	2,041	2,063

Series 2020-NQM1, Class M1, 3.21%, 1/26/2060 ‡ (g) (m)	3,600	3,599

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-WF1, Class 2A5, 5.66%, 3/25/2035 (j)	5	5

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-4, Class 1A2, 0.87%, 11/25/2035 (m)	65	66

Pretium Mortgage Credit Partners LLC Series 2021-RN1, Class A2, 3.60%, 2/25/2061 (g) (j)	5,000	4,953

PRPM 3.77%, 3/25/2026	4,987	4,958

PRPM LLC

Series 2020-2, Class A1, 3.67%, 8/25/2025 (g) (j)	2,596	2,601

Series 2020-6, Class A2, 4.70%, 11/25/2025 (g) (j)	2,350	2,354

Series 2021-1, Class A2, 3.72%, 1/25/2026 (g) (m)	5,000	4,980

Series 2021-3, Class A2, 3.72%, 4/25/2026 (g) (j)	5,500	5,457

Series 2021-6, Class A2, 3.47%, 7/25/2026 (g) (j)	3,447	3,418

Series 2021-7, Class A2, 3.67%, 8/25/2026 (g) (j)	5,030	4,984

Series 2021-8, Class A2, 3.60%, 9/25/2026 (g) (m)	5,000	4,950

RALI Trust

Series 2003-QS20, Class CB, 5.00%, 11/25/2018	3	3

Series 2005-QA5, Class A2, 4.33%, 4/25/2035 (m)	1,000	986

Series 2005-QS17, Class A3, 6.00%, 12/25/2035	713	719

Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	1,133	1,117

Series 2006-QS4, Class A2, 6.00%, 4/25/2036	1,236	1,221

Series 2006-QS17, Class A5, 6.00%, 12/25/2036	1,856	1,801

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	4		5

Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	1,668		1,475

Series 2005-A14, Class A1, 5.50%, 12/25/2035	142		100

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,780		1,927

Series 2007-A5, Class 2A2, 6.00%, 5/25/2037	6,897		5,476

RFMSI Trust

Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	—	(d)	—	(d)

Series 2005-SA1, Class 3A, 2.12%, 3/25/2035 (m)	2		3

Series 2005-S7, Class A6, 5.50%, 11/25/2035	81		78

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	1,437		1,422

Series 2006-SA4, Class 2A1, 4.58%, 11/25/2036 (m)	1,251		1,209

Seasoned Credit Risk Transfer Trust Series 2017-3, Class AIO, IO, 0.00%, 7/25/2056 (m)	220,865		110

Sequoia Mortgage Trust Series 2007-3, Class 1A1, 0.49%, 7/20/2036 (m)	464		451

STACR Trust Series 2018-DNA3, Class M2, 2.19%, 9/25/2048 (g) (m)	6,000		6,079

Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A2, 4.38%, 10/16/2026 (g) (j)	5,500		5,438

Starwood Mortgage Residential Trust

Series 2020-1, Class B1, 3.73%, 2/25/2050 ‡ (g) (m)	5,410		5,428

Series 2020-INV1, Class B2, 4.26%, 11/25/2055 ‡ (g)	1,600		1,591

Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 1A1, 2.84%, 2/25/2035 (m)	277		282

Structured Asset Mortgage Investments II Trust

Series 2005-AR3, Class 1A1, 0.63%, 8/25/2035 (m)	2,423		2,609

Series 2007-AR7, Class 1A1, 0.94%, 5/25/2047 (m)	2,980		2,640

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	95

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

United States — continued

Verus Securitization Trust

Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (g) (m)	2,000	2,025

Series 2019-INV3, Class B1, 3.73%, 11/25/2059 ‡ (g) (m)	5,000	5,017

Series 2021-R1, Class B1, 3.20%, 10/25/2063 ‡ (g) (m)	2,000	2,000

Series 2021-R1, Class B2, 4.20%, 10/25/2063 ‡ (g) (m)	1,322	1,320

Series 2021-R3, Class B1, 3.07%, 4/25/2064 ‡ (g) (m)	2,500	2,491

Series 2021-R3, Class B2, 4.07%, 4/25/2064 ‡ (g) (m)	1,776	1,768

Series 2020-5, Class B1, 3.71%, 5/25/2065 ‡ (g) (m)	2,400	2,404

Series 2020-5, Class B2, 4.71%, 5/25/2065 ‡ (g) (m)	1,400	1,403

Series 2021-1, Class B1, 2.98%, 1/25/2066 ‡ (g) (m)	3,150	3,130

Series 2021-5, Class B1, 3.04%, 9/25/2066 ‡ (g) (m)	3,826	3,798

Series 2021-5, Class B2, 3.94%, 9/25/2066 ‡ (g) (m)	3,750	3,723

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-AR11, Class A, 2.36%, 10/25/2034 (m)	636	634

Series 2005-AR5, Class A6, 2.80%, 5/25/2035 (m)	1,591	1,675

Series 2005-AR7, Class A3, 2.54%, 8/25/2035 (m)	2,440	2,547

Series 2005-AR16, Class 1A1, 2.71%, 12/25/2035 (m)	475	485

Series 2005-AR14, Class 1A3, 2.86%, 12/25/2035 (m)	1,095	1,117

Series 2005-AR14, Class 1A4, 2.86%, 12/25/2035 (m)	730	745

Series 2005-AR18, Class 1A3A, 2.83%, 1/25/2036 (m)	50	52

Series 2006-AR2, Class 1A1, 2.95%, 3/25/2036 (m)	205	207

Series 2004-AR10, Class A1B, 0.93%, 7/25/2044 (m)	601	605

Series 2005-AR15, Class A1A1, 0.61%, 11/25/2045 (m)	30	30

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2007-1, Class 2A1, 6.00%, 1/25/2022	287	294

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2005-1, Class 1A3, 5.50%, 3/25/2035	577	571

Series 2005-4, Class CB7, 5.50%, 6/25/2035	397	405

Series 2005-10, Class 2A5, 5.75%, 11/25/2035	2,052	2,113

Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	649	661

Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	172	161

Series 2007-1, Class 1A7, 0.69%, 2/25/2037 (m)	2,697	1,936

Wells Fargo Mortgage-Backed Securities Trust

Series 2006-AR19, Class A3, 2.72%, 12/25/2036 (m)	154	154

Series 2007-15, Class A1, 6.00%, 11/25/2037	177	174

		549,059

Total Collateralized Mortgage Obligations (Cost $551,461)		552,069

Commercial Mortgage-Backed Securities — 3.5%

United States — 3.5%

BANK

Series 2019-BN16, Class D, 3.00%, 2/15/2052 ‡ (g)	2,500	2,312

Series 2019-BN16, Class F, 3.69%, 2/15/2052 ‡ (g) (m)	2,000	1,543

Series 2019-BN21, Class F, 2.68%, 10/17/2052 ‡ (g)	4,000	2,941

Series 2019-BN23, Class D, 2.50%, 12/15/2052 ‡ (g)	4,000	3,623

Series 2020-BN30, Class F, 2.00%, 12/15/2053 ‡ (g) (m)	3,000	2,059

Series 2021-BN31, Class E, 2.50%, 2/15/2054 ‡ (g) (m)	2,500	2,121

Series 2017-BNK5, Class D, 3.08%, 6/15/2060 ‡ (g) (m)	2,000	1,823

Series 2018-BN14, Class F, 3.94%, 9/15/2060 (g)	1,534	1,053

Series 2018-BN15, Class E, 3.00%, 11/15/2061 ‡ (g)	1,000	820

Series 2019-BN18, Class F, 3.33%, 5/15/2062 ‡ (g)	9,699	7,412

Series 2019-BN24, Class D, 2.50%, 11/15/2062 ‡ (g)	1,000	889

Series 2020-BN25, Class D, 2.50%, 1/15/2063 ‡ (g)	1,000	894

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2020-BN26, Class D, 2.50%, 3/15/2063 ‡ (g)	1,350	1,221

Series 2020-BN28, Class E, 2.50%, 3/15/2063 ‡ (g)	3,000	2,568

Benchmark Mortgage Trust

Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (g)	975	852

Series 2019-B9, Class F, 3.75%, 3/15/2052 ‡ (g) (m)	6,590	5,138

Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (g)	4,000	3,780

Series 2020-B21, Class E, 2.00%, 12/17/2053 ‡ (g)	2,500	1,890

Series 2020-B21, Class F, 2.00%, 12/17/2053 ‡ (g)	3,000	2,014

Series 2021-B26, Class F, 1.98%, 6/15/2054 ‡ (g) (m)	10,000	6,590

Series 2019-B14, Class E, 2.50%, 12/15/2062 ‡ (g)	1,415	1,202

Series 2019-B15, Class E, 2.75%, 12/15/2072 ‡ (g)	4,391	3,860

Series 2019-B15, Class F, 2.75%, 12/15/2072 ‡ (g) (m)	5,000	3,632

BX Series 2021-MFM1, Class G, 3.99%, 1/15/2034 ‡ (g) (m)	750	750

BX Commercial Mortgage Trust

Series 2018-IND, Class E, 1.79%, 11/15/2035 ‡ (g) (m)	443	443

Series 2020-BXLP, Class F, 2.09%, 12/15/2036 ‡ (g) (m)	790	787

Series 2020-VIV2, Class C, 3.54%, 3/9/2044 (g) (m)	30,590	31,835

CAMB Commercial Mortgage Trust Series 2019-LIFE, Class E, 2.24%, 12/15/2037 ‡ (g) (m)	2,690	2,688

CD Mortgage Trust

Series 2016-CD2, Class C, 4.00%, 11/10/2049 ‡ (m)	750	765

Series 2017-CD4, Class D, 3.30%, 5/10/2050 ‡ (g)	1,000	928

Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (g)	1,831	1,700

Series 2017-CD6, Class C, 4.27%, 11/13/2050 ‡ (m)	1,371	1,466

Series 2018-CD7, Class D, 3.10%, 8/15/2051 ‡ (g) (m)	2,000	1,873

Series 2019-CD8, Class E, 3.00%, 8/15/2057 ‡ (g)	2,000	1,726

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2019-CD8, Class F, 3.00%, 8/15/2057 ‡ (g)	1,500	1,015

CFCRE Commercial Mortgage Trust Series 2016-C6, Class D, 4.20%, 11/10/2049 ‡ (g) (m)	1,000	917

CGMS Commercial Mortgage Trust Series 2017-B1, Class E, 3.30%, 8/15/2050 ‡ (g) (m)	3,000	2,279

Citigroup Commercial Mortgage Trust

Series 2019-PRM, Class E, 4.73%, 5/10/2036 ‡ (g) (m)	2,750	2,829

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (g)	2,500	2,360

Series 2016-C1, Class D, 4.95%, 5/10/2049 ‡ (g) (m)	2,225	2,254

Series 2016-C2, Class D, 3.25%, 8/10/2049 ‡ (g) (m)	1,000	910

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (g)	1,325	1,134

Series 2017-P7, Class D, 3.25%, 4/14/2050 (g)	3,000	2,539

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	910	960

Series 2020-GC46, Class E, 2.60%, 2/15/2053 ‡ (g)	4,500	3,638

Commercial Mortgage Trust

Series 2020-CBM, Class F, 3.63%, 2/10/2037 ‡ (g) (m)	2,750	2,610

Series 2014-CR15, Class C, 4.72%, 2/10/2047 ‡ (m)	3,375	3,575

Series 2014-LC15, Class D, 5.00%, 4/10/2047 ‡ (g) (m)	1,500	1,511

Series 2014-CR19, Class D, 4.70%, 8/10/2047 ‡ (g) (m)	400	395

Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (g)	3,100	2,568

Series 2014-LC17, Class D, 3.69%, 10/10/2047 ‡ (g)	3,250	3,223

Series 2014-CR20, Class D, 3.22%, 11/10/2047 ‡ (g)	4,675	3,987

Series 2015-CR22, Class E, 3.00%, 3/10/2048 ‡ (g)	2,500	2,228

Series 2015-CR22, Class D, 4.11%, 3/10/2048 ‡ (g) (m)	1,000	1,001

Series 2015-LC21, Class D, 4.33%, 7/10/2048 ‡ (m)	450	453

Series 2015-CR24, Class D, 3.46%, 8/10/2048 (m)	2,134	1,982

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	97

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2015-CR25, Class D, 3.78%, 8/10/2048 ‡ (m)	2,000	1,870

Series 2015-CR27, Class D, 3.45%, 10/10/2048 ‡ (g) (m)	500	481

Series 2015-LC23, Class D, 3.61%, 10/10/2048 ‡ (g) (m)	2,750	2,758

Series 2015-LC23, Class E, 3.61%, 10/10/2048 ‡ (g) (m)	1,500	1,370

Series 2016-CR28, Class D, 3.89%, 2/10/2049 ‡ (m)	1,350	1,363

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	25	26

CSAIL Commercial Mortgage Trust

Series 2019-C15, Class C, 4.98%, 3/15/2052 ‡ (m)	3,835	4,235

Series 2015-C2, Class B, 4.21%, 6/15/2057 ‡ (m)	1,000	1,036

DBJPM Mortgage Trust

Series 2016-C3, Class D, 3.48%, 8/10/2049 ‡ (g) (m)	1,170	985

Series 2016-C3, Class E, 4.23%, 8/10/2049 ‡ (g) (m)	1,250	929

FHLMC Multiclass Certificates Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	17,110	2,199

FHLMC Multi-Family Structured Agency Credit Risk Series 2021-MN2, Class B1, 5.55%, 7/25/2041 (g) (m)	2,000	2,000

FHLMC, Multi-Family Structured Credit Risk

Series 2021-MN1, Class M1, 2.05%, 1/25/2051 (g) (m)	682	688

Series 2021-MN1, Class M2, 3.80%, 1/25/2051 (a) (g) (m)	11,750	12,198

Series 2021-MN1, Class B1, 7.80%, 1/25/2051 (g) (m)	2,650	3,133

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.29%, 7/25/2023 (m)	104,830	472

Series KC03, Class X1, IO, 0.49%, 11/25/2024 (m)	64,903	824

Series K734, Class X3, IO, 2.17%, 7/25/2026 (m)	13,025	1,126

Series KC04, Class X1, IO, 1.25%, 12/25/2026 (m)	14,990	653

Series K084, Class X3, IO, 2.24%, 11/25/2028 (m)	6,000	818

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series K090, Class X3, IO, 2.31%, 10/25/2029 (m)	1,750	265

Series K723, Class X3, IO, 1.91%, 10/25/2034 (m)	6,552	231

Series Q012, Class X, IO, 4.19%, 9/25/2035 (m)	24,982	6,042

Series K716, Class X3, IO, 4.89%, 8/25/2042 (m)	267	—	(d)

Series K054, Class X3, IO, 1.60%, 4/25/2043 (m)	17,000	1,048

Series K067, Class X3, IO, 2.11%, 9/25/2044 (m)	34,106	3,706

Series K727, Class X3, IO, 2.01%, 10/25/2044 (m)	33,818	1,723

Series K068, Class X3, IO, 2.06%, 10/25/2044 (m)	11,050	1,179

Series K059, Class X3, IO, 1.92%, 11/25/2044 (m)	24,693	2,113

Series K729, Class X3, IO, 1.97%, 11/25/2044 (m)	37,637	1,996

Series K060, Class X3, IO, 1.89%, 12/25/2044 (m)	1,000	85

Series K061, Class X3, IO, 1.97%, 12/25/2044 (m)	1,544	140

Series K066, Class X3, IO, 2.16%, 8/25/2045 (m)	20,000	2,192

Series K728, Class X3, IO, 1.95%, 11/25/2045 (m)	8,120	434

Series K071, Class X3, IO, 2.01%, 11/25/2045 (m)	5,000	545

Series K089, Class X3, IO, 2.30%, 1/25/2046 (m)	22,283	3,271

Series K087, Class X3, IO, 2.32%, 1/25/2046 (m)	18,300	2,622

Series K091, Class X3, IO, 2.28%, 4/25/2046 (m)	15,000	2,261

Series K082, Class X3, IO, 2.21%, 10/25/2046 (m)	11,750	1,563

Series K102, Class X3, IO, 1.89%, 12/25/2046 (m)	1,180	155

Series K088, Class X3, IO, 2.35%, 2/25/2047 (m)	11,130	1,679

Series K093, Class X3, IO, 2.21%, 5/25/2047 (m)	15,000	2,166

Series K092, Class X3, IO, 2.25%, 5/25/2047 (m)	21,150	3,115

Series K094, Class X3, IO, 2.12%, 7/25/2047 (m)	14,206	2,018

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series K116, Class X3, IO, 3.02%, 9/25/2047 (m)	10,500	2,338

Series K108, Class X3, IO, 3.49%, 4/25/2048 (m)	19,600	4,824

FNMA ACES

Series 2019-M21, Class X2, IO, 1.34%, 2/25/2031 (m)	6,444	628

Series 2016-M4, Class X2, IO, 2.65%, 1/25/2039 (m)	13,416	536

FNMA, Multi-Family REMIC Trust Series 2020-M37, Class X, IO, 1.11%, 4/25/2032 (m)	29,139	2,154

FREMF Mortgage Trust

Series 2015-KF10, Class B, 6.18%, 7/25/2022 (g) (m)	405	407

Series 2017-KF31, Class B, 2.98%, 4/25/2024 (g) (m)	1,322	1,310

Series 2017-KF32, Class B, 2.63%, 5/25/2024 (g) (m)	1,581	1,581

Series 2017-KF38, Class B, 2.58%, 9/25/2024 (g) (m)	961	961

Series 2018-K731, Class C, 3.93%, 2/25/2025 (g) (m)	2,000	2,099

Series 2018-KF47, Class B, 2.08%, 5/25/2025 (g) (m)	1,681	1,656

Series 2018-KF49, Class B, 1.98%, 6/25/2025 (g) (m)	213	209

Series 2019-KF58, Class B, 2.23%, 1/25/2026 (g) (m)	1,325	1,320

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (g) (m)	2,304	2,444

Series 2019-KF62, Class B, 2.13%, 4/25/2026 (g) (m)	1,320	1,311

Series 2017-KF33, Class B, 2.63%, 6/25/2027 (g) (m)	566	561

Series 2017-KF40, Class B, 2.78%, 11/25/2027 (g) (m)	978	978

Series 2018-KF43, Class B, 2.23%, 1/25/2028 (g) (m)	1,891	1,886

Series 21K-F116, Class CS, 6.45%, 6/25/2028 (g) (m)	10,890	11,152

Series 2018-KF50, Class B, 1.98%, 7/25/2028 (g) (m)	426	420

Series 2018-K82, Class B, 4.13%, 9/25/2028 (g) (m)	1,460	1,617

Series 2019-KF59, Class B, 2.43%, 2/25/2029 (g) (m)	3,360	3,360

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2019-KG01, Class B, 4.16%, 4/25/2029 (g) (m)	3,090	3,258

Series 2019-KF63, Class B, 2.43%, 5/25/2029 (g) (m)	4,336	4,336

Series 21K-F102, Class CS, 6.05%, 1/25/2031 (g) (m)	15,000	15,170

Series 2017-K67, Class C, 3.94%, 9/25/2049 (g) (m)	730	765

Series 2017-K729, Class B, 3.68%, 11/25/2049 (g) (m)	1,400	1,477

Series 2017-K63, Class C, 3.87%, 2/25/2050 (g) (m)	1,380	1,463

Series 2017-K71, Class B, 3.75%, 11/25/2050 (g) (m)	1,280	1,389

Series 2017-K71, Class C, 3.75%, 11/25/2050 (g) (m)	1,065	1,114

Series 2018-K74, Class B, 4.09%, 2/25/2051 (g) (m)	2,445	2,689

Series 2018-K75, Class B, 3.97%, 4/25/2051 (g) (m)	1,235	1,354

Series 2019-K103, Class B, 3.45%, 12/25/2051 (g) (m)	970	1,030

Series 2020-K737, Class C, 3.30%, 1/25/2053 (g) (m)	1,470	1,517

Series 2019-K96, Class B, 3.81%, 8/25/2056 (g) (m)	1,915	2,085

GNMA

Series 2012-44, IO, 0.03%, 3/16/2049 (m)	5,721	9

Series 2015-86, IO, 0.48%, 5/16/2052 (m)	9,582	250

Series 2013-7, IO, 0.30%, 5/16/2053 (m)	43,042	468

Series 2012-89, IO, 0.19%, 12/16/2053 (m)	7,674	25

Series 2014-186, IO, 0.55%, 8/16/2054 (m)	7,329	137

Series 2015-33, IO, 0.67%, 2/16/2056 (m)	7,721	248

Series 2015-59, IO, 0.91%, 6/16/2056 (m)	3,889	141

Series 2016-40, IO, 0.63%, 7/16/2057 (m)	10,918	337

Series 2016-157, IO, 0.89%, 11/16/2057 (m)	16,036	850

Series 2016-71, Class QI, IO, 0.91%, 11/16/2057 (m)	62,575	3,051

Series 2016-155, IO, 0.75%, 2/16/2058 (m)	19,691	930

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	99

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2016-151, IO, 1.01%, 6/16/2058 (m)	61,224	3,366

Series 2017-54, IO, 0.62%, 12/16/2058 (m)	9,643	478

Series 2017-86, IO, 0.76%, 5/16/2059 (m)	3,113	159

Series 2017-148, IO, 0.56%, 7/16/2059 (m)	11,464	502

Series 2019-53, Class IA, IO, 0.77%, 6/16/2061 (m)	6,950	483

Series 2020-145, IO, 0.73%, 3/16/2063 (m)	57,167	3,854

GS Mortgage Securities Trust

Series 2012-GCJ9, Class D, 4.74%, 11/10/2045 ‡ (g) (m)	500	504

Series 2013-GC12, Class E, 3.25%, 6/10/2046 ‡ (g)	800	729

Series 2013-GC12, Class D, 4.45%, 6/10/2046 ‡ (g) (m)	750	744

Series 2015-GC28, Class D, 4.32%, 2/10/2048 ‡ (g) (m)	2,500	2,502

Series 2015-GC32, Class E, 4.42%, 7/10/2048 ‡ (g) (m)	2,500	2,005

Series 2015-GC34, Class D, 2.98%, 10/10/2048 ‡	1,380	1,240

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (g) (m)	2,900	2,800

Series 2017-GS6, Class D, 3.24%, 5/10/2050 ‡ (g)	1,750	1,683

Series 2015-GC30, Class D, 3.38%, 5/10/2050 ‡	1,250	1,229

Series 2019-GC40, Class E, 3.00%, 7/10/2052 ‡ (g)	2,250	1,941

Series 2019-GC42, Class D, 2.80%, 9/1/2052 ‡ (g)	2,000	1,819

Jackson Park Trust

Series 2019-LIC, Class E, 3.24%, 10/14/2039 ‡ (g) (m)	3,625	3,333

Series 2019-LIC, Class F, 3.24%, 10/14/2039 ‡ (g) (m)	4,170	3,641

JPMBB Commercial Mortgage Securities Trust

Series 2013-C15, Class E, 3.50%, 11/15/2045 ‡ (g)	2,000	1,899

Series 2013-C17, Class D, 4.89%, 1/15/2047 ‡ (g) (m)	1,250	1,228

Series 2014-C21, Class D, 4.64%, 8/15/2047 ‡ (g) (m)	2,049	1,977

Series 2016-C1, Class D2, 4.23%, 3/15/2049 ‡ (g) (m)	1,465	1,435

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3, Class D, 3.46%, 8/15/2049 ‡ (g) (m)	4,500	3,942

KNDL Mortgage Trust Series 2019-KNSQ, Class E, 1.89%, 5/15/2036 ‡ (g) (m)	2,040	2,038

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.91%, 7/15/2044 (m)	52	52

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (m)	3,265	1,474

MHC Commercial Mortgage Trust Series 2021-MHC, Class G, 3.29%, 4/15/2038 ‡ (g) (m)	14,400	14,418

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class G, 4.50%, 8/15/2045 ‡ (g)	1,500	1,424

Series 2012-C5, Class E, 4.65%, 8/15/2045 ‡ (g) (m)	2,500	2,515

Series 2014-C14, Class D, 5.05%, 2/15/2047 ‡ (g) (m)	3,750	3,880

Series 2014-C15, Class D, 4.90%, 4/15/2047 (g) (m)	365	375

Series 2014-C16, Class C, 4.76%, 6/15/2047 ‡ (m)	2,000	1,966

Series 2015-C24, Class D, 3.26%, 5/15/2048 ‡ (g)	3,000	2,875

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (g) (m)	730	712

Series 2019-L2, Class D, 3.00%, 3/15/2052 ‡ (g)	7,075	6,320

Series 2019-L2, Class E, 3.00%, 3/15/2052 ‡ (g)	2,575	2,157

Series 2021-L5, Class E, 2.50%, 5/15/2054 ‡ (g)	2,885	2,409

MRCD MARK Mortgage Trust

Series 2019-PARK, Class F, 2.72%, 12/15/2036 ‡ (g)	10,000	9,639

Series 2019-PARK, Class G, 2.72%, 12/15/2036 ‡ (g)	4,000	3,790

Series 2019-PARK, Class J, 4.25%, 12/15/2036 ‡ (g)	17,000	16,397

Multi-Family Connecticut Avenue Securities Trust

Series 2019-01, Class M7, 1.79%, 10/15/2049 ‡ (g) (m)	396	395

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2019-01, Class M10, 3.34%, 10/15/2049 ‡ (g) (m)	4,900	4,944

Series 2020-01, Class M10, 3.84%, 3/25/2050 ‡ (g) (m)	7,836	8,152

NYC Commercial Mortgage Trust Series 2021-909, Class E, 3.21%, 4/10/2043 ‡ (g) (m)	5,000	4,273

VASA Trust Series 2021-VASA, Class G, 5.09%, 7/15/2039 ‡ (g) (m)	1,360	1,363

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (g) (m)	3,917	4,041

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (g) (m)	267	275

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (g) (m)	391	399

Wells Fargo Commercial Mortgage Trust

Series 2021-SAVE, Class E, 3.74%, 2/15/2040 ‡ (g) (m)	1,818	1,827

Series 2015-NXS1, Class E, 2.88%, 5/15/2048 ‡ (g) (m)	1,500	1,318

Series 2015-C28, Class D, 4.09%, 5/15/2048 ‡ (m)	2,040	1,967

Series 2016-C35, Class D, 3.14%, 7/15/2048 ‡ (g)	5,000	4,237

Series 2018-C43, Class D, 3.00%, 3/15/2051 ‡ (g)	1,250	1,128

Series 2019-C52, Class XA, IO, 1.59%, 8/15/2052 (m)	3,846	371

Series 2015-NXS3, Class D, 3.15%, 9/15/2057 ‡ (g)	1,000	976

WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 3.90%, 9/15/2057 ‡ (g) (m)	5,505	5,133

Total Commercial Mortgage-Backed Securities (Cost $478,134)		473,857

Loan Assignments — 2.3% (n)

Canada — 0.0% (c)

1011778 BC ULC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.84%, 11/19/2026 (f)	663	649

WestJet Airlines Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.00%, 12/11/2026 (f)	648	638

		1,287

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

France — 0.0% (c)

Altice France SA, 1st Lien Term Loan B-13 (ICE LIBOR USD 3 Month + 4.00%), 4.13%, 8/14/2026 (f)	2,674	2,660

Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.69%), 3.81%, 1/31/2026 (f)	677	669

		3,329

Ireland — 0.0% (c)

ICON, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.00%, 7/3/2028 (f)	139	139

Luxembourg — 0.1%

ICON Luxembourg SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.00%, 7/3/2028 (f)	559	559

Intelsat Jackson Holdings, 1st Lien Term Loan (1-MONTH PRIME + 4.75%), 8.00%, 11/27/2023 (f)	2,707	2,730

Nestle Skin Health, Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 10/1/2026 (f)	9,257	9,272

		12,561

Netherlands — 0.0% (c)

Commscope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 4/6/2026 (f)	1,197	1,180

United Kingdom — 0.0% (c)

Cineworld Finance US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.50%, 2/28/2025 (f)	435	358

Delta 2 SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 2/1/2024 (f)	467	465

		823

United States — 2.2%

Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.59%, 4/10/2028 (f)	5,347	5,346

Advanced Drainage Systems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.38%, 7/31/2026 (f)	312	313

Air Medical Group Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.75%), 5.25%, 10/2/2025 (f)	452	449

Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 8/30/2026 (f)	1,077	1,078

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	101

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 10/8/2027 (f)	1,049	1,050

Allied Universal Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 5/12/2028 (f)	731	730

Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.75%), 2.87%, 7/15/2025 (f)	888	871

Altium Packaging LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 2/3/2028 (f)	711	704

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (f)	1,078	1,076

Ancestry.com, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 12/6/2027 (f) (o)	890	886

API Group DE, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 2.59%, 10/1/2026 (f)	828	827

AppleCaramel Buyer LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.50%, 10/19/2027 (f)	7,992	8,008

Ascend Learning LLC, Term Loan B

(ICE LIBOR USD 1 Month + 3.00%), 4.00%, 7/12/2024 (f)	876	875

(ICE LIBOR USD 1 Month + 3.75%), 4.75%, 7/12/2024 (f)	1,623	1,623

Asplundh Tree Expert LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.84%, 9/7/2027 (f)	812	808

Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 12/10/2027 (f)	858	859

Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 7/31/2027 (f)	269	266

Asurion LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 5.25%), 5.34%, 1/31/2028 (f)	175	174

Asurion LLC, Term Loan B-6 (ICE LIBOR USD 1 Month + 3.13%), 3.21%, 11/3/2023 (f)	573	571

Asurion LLC, Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 3.09%, 11/3/2024 (f)	243	241

Atkins Nutritionals, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 7/7/2024 (f)	341	343

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Avantor Funding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.75%, 11/8/2027 (f)	993	993

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 1.88%, 6/1/2024 (f) (o)	350	349

B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.59%, 10/10/2026 (f)	476	477

Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.83%, 3/1/2025 (f)	545	542

Birkenstock, 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 3.75%), 3.75%, 4/28/2028 (f)	584	583

BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.08%, 2/3/2024 (f)	361	361

Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.09%, 5/24/2027 (f)	505	499

Brookfield WEC Holdings Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 8/1/2025 (f)	1,391	1,380

Buckeye Partners LP, 1st Lien Term Loan B1 (ICE LIBOR USD 1 Month + 2.25%), 2.33%, 11/1/2026 (f)	985	980

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 4/3/2024 (f)	7,190	6,993

Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.75%, 5/17/2028 (f)	5,835	5,817

Caesars Resort Collection LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.84%, 12/23/2024 (f)	711	707

Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.09%, 1/15/2025 (f)	990	978

Camelot Finance LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 10/30/2026 (f)	695	696

Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.63%, 12/15/2026 (f)	764	746

CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.59%, 11/18/2024 (f)	244	242

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

CCI Buyer, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 12/17/2027 (f)	3,426	3,436

CCM Merger, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 11/4/2025 (f)	389	389

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.34%, 3/15/2027 (f)	1,036	1,022

Chamberlain Group, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 10/22/2028 (f) (o)	656	655

Charter Communications Operating LLC, 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 1.75%), 1.84%, 2/1/2027 (f)	1,737	1,724

Cineworld Finance US, Inc., 1st Lien Term Loan B (3-MONTH FIXED LIBOR + 7.00%), 7.00%, 5/23/2024 (f)	54	65

CITGO Holding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.00%, 8/1/2023 (f)	327	326

Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 6.59%, 12/18/2026 (f) (p)	1,823	1,812

Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.63%, 8/21/2026 (f)	2,505	2,463

Club Car, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/2028 (f)	378	378

Conair Holdings LLC , 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 5/17/2028 (f)	705	705

Conservice LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.38%, 5/13/2027 (f)	663	663

Consilio, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.50%, 5/12/2028 (f)	790	787

Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.83%, 3/2/2027 (f)	2,172	2,156

CPV Shore Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.84%, 12/29/2025 (f)	309	295

CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 2.34%, 7/17/2025 (f)	1,347	1,314

CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.34%, 1/15/2026 (f)	951	931

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.34%, 8/31/2026 (f)	590	588

DaVita, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.84%, 8/12/2026 (f)	640	635

DexKo Global, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 10/4/2028 (f)	4,717	4,712

Diamond Sports Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 8/24/2026 (f)	339	178

DigiCert Buyer, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 7.09%, 2/19/2029 (f)	145	146

DigiCert, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.09%, 10/16/2026 (f)	482	482

Directv Financing, LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 8/2/2027 (f)	7,793	7,797

Duff & Phelps Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 4/9/2027 (f)	538	539

Dun & Bradstreet Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 2/6/2026 (f)	726	723

E.W. Scripps Co., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 1/7/2028 (f)	434	434

EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 5/3/2025 (f)	134	134

Elanco Animal Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.83%, 8/1/2027 (f)	927	919

Endo Pharmaceutical, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 3/27/2028 (f)	198	193

Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 3.88%, 8/3/2026 (f)	662	663

Enterprise Development Authority (The), 1st lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.00%, 2/28/2028 (f)	600	600

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.84%, 10/10/2025 (f)	817	675

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	103

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

EPIC Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.12%, 3/2/2026 (f)	11,420	8,751

Exelon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.50%, 12/15/2027 (f)	772	773

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2022 ‡ (f) (k)	153	16

FGI Operating Co. LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2100 (f) (k)	809	—	(d)

First Student Bidco, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 7/21/2028 (f) (o)	4,654	4,620

First Student Bidco, 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 7/21/2028 (f) (o)	1,687	1,674

Forterra Finance LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 10/25/2023 (f)	315	315

Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.34%, 10/30/2026 (f)	500	500

Gates Global LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 3.25%, 3/31/2027 (f)	4,379	4,366

Gemini HDPE LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 12/31/2027 (f)	621	621

Genesee & Wyoming, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 2.13%, 12/30/2026 (f)	1,027	1,021

Getty Images, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 4.63%, 2/19/2026 (f)	573	573

Go Daddy Group, Inc. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.84%, 2/15/2024 (f) (o)	333	331

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.25%, 10/4/2023 (f)	596	593

GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.84%, 10/10/2025 (f) (o)	951	947

Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 8/4/2027 (f)	3,757	3,747

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.58%, 1/2/2026 (f)	862	856

Gray Television, Inc., 1st Lien Term Loan D (ICE LIBOR USD 3 Month + 3.00%), 3.00%, 10/27/2028 (f) (o)	215	214

Greeneden U.S. Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/1/2027 (f)	5,868	5,880

Grizzly Acquisitions, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 3.38%, 10/1/2025 (f)	314	313

Harsco Corp., Term Loan B-3 (ICE LIBOR USD 1 Month + 2.25%), 2.75%, 3/10/2028 (f)	534	532

Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 3.78%, 5/23/2025 (f)	350	347

Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 6/30/2028 (f) (o)	944	944

Hertz Corp. (The), 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 6/30/2028 (f)	115	115

Hostess Brands LLC, 1st Lien Term Loan ((ICE LIBOR USD 1-MONTH + 2.25%; ICE LIBOR USD 3-MONTH + 2.25%)), 3.00%, 8/3/2025 (f)	685	684

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 2.88%, 4/25/2025 (f)	616	609

Hyland Software, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 7/1/2024 (f)	480	480

iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.09%, 5/1/2026 (f)	4,147	4,115

iHeartCommunications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 5/1/2026 (f)	150	150

INEOS Enterprises Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 8/28/2026 (f)	533	534

INEOS US Petrochem LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 1/29/2026 (f)	349	349

Ingram Micro, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 6/30/2028 (f)	723	725

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Insulet, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 5/4/2028 (f) (o)	918	919

Interior Logic Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 4/3/2028 (f)	708	694

Invenergy LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.09%, 8/28/2025 (f)	294	289

ION Corporates, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 3.92%, 3/11/2028 (f)	389	387

IRB Holding Corp., 1st Lien Term Loan B

(ICE LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/2025 (f)	1,121	1,118

(ICE LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/2027 (f)	4,151	4,148

Jazz Pharmaceuticals plc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 5/5/2028 (f)	698	699

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.09%, 5/1/2026 (f)	3,619	3,604

KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.84%, 12/22/2025 (f)	1,032	1,020

LABL, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.50%, 10/20/2028 (f) (o)	4,989	4,954

Leslie’s Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.00%, 3/9/2028 (f)	1,001	996

LifePoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.84%, 11/16/2025 (f)	490	488

LogMeIn, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.75%), 4.83%, 8/31/2027 (f)	700	699

Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 6/21/2028 (f)	4,730	4,718

Medline, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.75%, 10/23/2028 (f) (o)	3,408	3,411

Meredith Corp., 1st Lien Term Loan B

(ICE LIBOR USD 1 Month + 2.50%), 2.59%, 1/31/2025 (f)	1,400	1,399

(ICE LIBOR USD 3 Month + 4.25%), 5.25%, 1/31/2025 (f)	3,224	3,288

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

MetroNet Systems Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 6/2/2028 (f)	474	474

MI Windows & Doors, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 12/18/2027 (f)	486	487

Mirion Technologies, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 3.25%, 10/5/2028 (f) (o)	500	498

Momentive Performance Materials, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 5/15/2024 (f)	621	620

Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 3/29/2024 (f)	449	458

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 6.00%), 8.00%, 4/1/2024 ‡ (f)	3,328	3,395

Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 2 Month + 10.75%), 11.75%, 10/1/2024 (f)	2,501	2,151

NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 5/8/2025 (f)	292	286

Navitas Midstream Midland Basin, LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/13/2024 (f)	603	603

Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 10/1/2027 (f)	454	455

Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.58%, 9/18/2026 (f)	943	941

Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 2.09%, 10/4/2023 (f)	335	334

Nielsen Holdings plc, Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.09%, 3/6/2028 (f)	468	469

Option Care Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 10/27/2028 (f) (o)	88	88

Osmose Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 6/23/2028 (f) (o)	565	563

Pactiv Evergreen Group Holdings, Inc., Tranche B-3 US Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 9/24/2028 (f)	2,387	2,382

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	105

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Parexel International Corp., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 8/11/2028 (f) (o)	5,040	5,044

Park River Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 12/28/2027 (f)	2,608	2,597

Pathway Vet Alliance LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.84%, 3/31/2027 (f)	739	735

PCI Pharma Services, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 11/30/2027 (f)	438	438

Pearl Intermediate Parent LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 2/14/2025 (f)	635	634

Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 5/1/2025 (f)	350	350

Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 7.75%), 8.75%, 5/1/2026 (f)	592	589

Petco Health & Wellness Co., Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 3/3/2028 (f)	6,512	6,508

PetVet Care Centers LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 2/14/2025 (f)	548	545

PG&E Corp., Exit Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 6/23/2025 (f)	810	801

Pike Corp., Delayed Draw Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.09%, 1/21/2028 (f)	561	560

Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 2.59%, 7/2/2025 (f)	1,749	1,701

PPD, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.50%, 1/13/2028 (f)	697	695

PQ Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.25%, 6/9/2028 (f)	489	488

Prime Security Services Borrower LLC, 1st Lien Term Loan B ((ICE LIBOR USD 1-MONTH + 2.75%; ICE LIBOR USD 3-MONTH + 2.75%)), 3.50%, 9/23/2026 (f)	1,244	1,242

Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.59%, 6/1/2026 (f)	402	399

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Proofpoint, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 8/31/2028 (f) (o)	490	488

Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 4.59%, 12/22/2025 (f)	10,830	10,485

Qlik Technologies, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.09%, 4/26/2024 (f)	402	401

Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.38%, 5/16/2025 (f)	919	918

Quidditch Acquisition, Inc., 1st Lien Cov-Lite Term Loan (ICE LIBOR USD 1 Month + 7.00%), 8.00%, 3/21/2025 (f)	145	141

Quikrete Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 2.75%, 1/31/2027 (f) (o)	674	672

Radiology Partners, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.34%, 7/9/2025 (f)	550	549

RealPage, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 4/24/2028 (f)	475	474

Red Ventures LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.59%, 11/8/2024 (f)	331	327

Reynolds Consumer Products, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 1.75%), 1.84%, 2/4/2027 (f)	821	817

Reynolds Group Holdings, Inc., Tranche B-2 US Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 2/5/2026 (f)	675	670

Ring Container Technologies Group, LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 8/12/2028 (f)	430	431

Sabre Holdings Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 12/17/2027 (f)	3,651	3,638

Samsonite International SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 1.84%, 4/25/2025 (f)	402	391

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%), 2.84%, 8/14/2024 (f)	5,708	5,682

Shearer’s Foods, LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 9/23/2027 (f)	327	326

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 9/25/2026 (f) (o)	3,540	3,499

Solenis International LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 9/15/2028 (f) (o)	2,963	2,958

Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.84%, 6/27/2025 (f)	395	394

Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 3/4/2028 (f)	547	549

Spirit Aerosystems, Inc., Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 6.00%, 1/15/2025 (f)	1,527	1,531

SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 1.84%, 4/16/2025 (f)	339	335

SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 1.75%), 1.84%, 4/16/2025 (f)	257	255

St. George’s University Scholastic Services LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 7/17/2025 (f)	956	953

Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.13%, 4/16/2026 (f)	1,173	1,126

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 2/14/2025 (f)	1,466	1,448

Summer (BC) Holdco B SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 5.25%, 12/4/2026 (f) (o)	1,916	1,916

Summit Materials LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.09%, 11/21/2024 (f)	461	460

Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 3/17/2027 (f)	716	718

Synaptics, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 2.75%, 10/20/2028 (f) (o)	707	708

Tekni-Plex, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 9/15/2028 (f) (o)	417	418

Tekni-Plex, Inc., Delayed Draw Term Loan B (3-MONTH UNFND + 2.00%), 4.50%, 9/15/2028 (f) (o)	24	24

Tenneco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.09%, 10/1/2025 (f)	666	655

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 2/6/2024 (f)	417	397

ThoughtWorks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.50%, 3/24/2028 (f)	286	286

Thyssenkrupp Elevator, 1st Lien Term Loan B1 (ICE LIBOR USD 6 Month + 3.50%), 4.00%, 7/30/2027 (f)	2,698	2,701

Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 3.17%, 3/28/2025 (f)	7,132	7,003

Traeger Grills, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 6/29/2028 (f)	486	485

Trans Union LLC, 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 1.75%), 1.84%, 11/16/2026 (f)	580	576

TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.25%), 2.34%, 5/30/2025 (f)	1,072	1,058

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.25%), 2.34%, 12/9/2025 (f)	1,751	1,728

Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.09%, 9/6/2024 (f)	338	335

Triton Water Holdings, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 3/31/2028 (f) (o)	4,371	4,363

Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 4.00%, 1/31/2028 (f)	1,858	1,850

U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.13%, 6/26/2026 (f)	4,106	4,076

UFC Holdings, LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 3.50%, 4/29/2026 (f) (o)	2,775	2,758

Ultimate Software Group, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 5/4/2026 (f)	1,025	1,026

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.59%, 10/22/2025 (f)	1,502	1,502

USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.13%, 5/16/2024 (f)	540	536

Utz Quality Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.09%, 1/20/2028 (f)	407	406

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	107

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

United States — continued

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.09%, 6/2/2025 (f)	10,366	10,340

Virtusa Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 2/11/2028 (f)	145	145

Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 8/3/2028 (f)	700	699

Wheel Pros, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 5.25%, 5/11/2028 (f)	639	636

WIRB Copernicus Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 4.00%), 5.00%, 1/8/2027 (f)	1,424	1,431

WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 2.21%, 1/20/2028 (f)	1,249	1,243

Zayo Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.09%, 3/9/2027 (f)	3,355	3,301

Zekelman Industries, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.09%, 1/24/2027 (f)	665	658

		297,932

Total Loan Assignments (Cost $318,164)		317,251

Asset-Backed Securities — 1.5%

Cayman Islands — 0.0% (c)

BlueMountain CLO Ltd.

Series 2012-2A, Class DR2, 3.03%, 11/20/2028 ‡ (g) (m)	750	743

Series 2018-3A, Class D, 3.37%, 10/25/2030 ‡ (g) (m)	685	675

Voya CLO Ltd. Series 2016-3A, Class CR, 3.37%, 10/18/2031 ‡ (g) (m)	550	534

		1,952

United States — 1.5%

ABFC Trust

Series 2003-OPT1, Class A1A, 0.91%, 4/25/2033 ‡ (m)	175	174

Series 2004-OPT3, Class M1, 0.84%, 9/25/2033 ‡ (m)	587	584

Series 2004-HE1, Class M1, 0.99%, 3/25/2034 ‡ (m)	812	806

Series 2005-WF1, Class M1, 0.63%, 11/25/2034 ‡ (m)	171	172

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

ACC Trust

Series 2019-1, Class B, 4.47%, 10/20/2022 (g)	1,458	1,466

Series 2019-1, Class C, 6.41%, 2/20/2024 (g)	2,050	2,090

Accredited Mortgage Loan Trust Series 2004-4, Class M1, 0.96%, 1/25/2035 ‡ (m)	532	520

ACE Securities Corp. Home Equity Loan Trust

Series 2003-FM1, Class M1, 1.38%, 11/25/2032 ‡ (m)	575	585

Series 2004-OP1, Class M2, 1.66%, 4/25/2034 ‡ (m)	2,408	2,412

Series 2004-HE4, Class M2, 1.06%, 12/25/2034 ‡ (m)	988	990

American Credit Acceptance Receivables Trust

Series 2018-3, Class E, 5.17%, 10/15/2024 (g)	1,545	1,584

Series 2018-3, Class F, 6.44%, 6/12/2025 (g)	1,255	1,292

Series 2018-4, Class F, 6.94%, 10/13/2025 (g)	1,045	1,084

Series 2019-1, Class F, 6.06%, 12/12/2025 (g)	1,630	1,709

Series 2020-2, Class C, 3.88%, 4/13/2026 (g)	1,000	1,039

Series 2019-3, Class F, 5.42%, 5/12/2026 (g)	1,210	1,256

Series 2020-2, Class D, 5.65%, 5/13/2026 (g)	900	961

Series 2019-2, Class F, 5.81%, 6/12/2026 (g)	510	532

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-AR1, Class M1, 1.15%, 9/25/2032 ‡ (m)	243	252

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities

Series 2004-R1, Class A2, 0.69%, 2/25/2034 ‡ (m)	578	558

Series 2004-R1, Class M1, 0.88%, 2/25/2034 ‡ (m)	1,512	1,493

Series 2004-R1, Class M2, 0.96%, 2/25/2034 ‡ (m)	145	143

Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W3, Class A3, 0.91%, 2/25/2034 ‡ (m)	1,115	1,098

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2001-HE3, Class A1, 0.63%, 11/15/2031 (m)	859	853

Series 2003-HE4, Class M1, 1.34%, 8/15/2033 (m)	1,055	1,065

Series 2003-HE4, Class M2, 3.09%, 8/15/2033 ‡ (m)	340	345

Series 2004-HE2, Class M2, 1.96%, 4/25/2034 ‡ (m)	917	922

Series 2004-HE7, Class M2, 1.66%, 10/25/2034 ‡ (m)	725	755

Series 2005-HE6, Class M4, 1.05%, 7/25/2035 ‡ (m)	282	283

Bayview Financial Acquisition Trust Series 2006-D, Class 1A5, 6.17%, 12/28/2036 ‡ (j)	33	47

Bear Stearns Asset-Backed Securities I Trust Series 2004-HE11, Class M2, 1.66%, 12/25/2034 ‡ (m)	205	206

Bear Stearns Asset-Backed Securities Trust

Series 2003-SD1, Class A, 0.99%, 12/25/2033 ‡ (m)	323	321

Series 2003-SD1, Class M1, 1.36%, 12/25/2033 ‡ (m)	388	389

Series 2004-HE2, Class M2, 1.89%, 3/25/2034 ‡ (m)	315	334

Series 2003-1, Class M1, 1.74%, 11/25/2042 ‡ (m)	236	248

Series 2004-SD4, Class A1, 0.99%, 8/25/2044 ‡ (m)	746	775

CDC Mortgage Capital Trust Series 2003-HE1, Class M1, 1.44%, 8/25/2033 (m)	167	169

Centex Home Equity Loan Trust

Series 2004-C, Class M2, 0.88%, 6/25/2034 ‡ (m)	427	416

Series 2004-D, Class MV2, 1.12%, 9/25/2034 ‡ (m)	148	150

Series 2004-D, Class MF2, 6.06%, 9/25/2034 ‡ (j)	603	629

Series 2004-D, Class MF3, 6.26%, 9/25/2034 ‡ (j)	1,640	1,706

Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 1.59%, 6/25/2034 ‡ (m)	302	302

Chase Funding Trust

Series 2003-5, Class 1M2, 5.64%, 9/25/2032 ‡ (m)	116	117

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2003-4, Class 2M1, 0.99%, 3/25/2033 ‡ (m)	37	37

Series 2004-1, Class 1M1, 4.73%, 5/25/2033 ‡	841	906

Series 2003-4, Class 1A5, 5.92%, 5/25/2033 ‡ (j)	716	724

Series 2004-1, Class 2M1, 0.84%, 9/25/2033 ‡ (m)	50	50

Series 2003-6, Class 2A2, 0.67%, 11/25/2034 ‡ (m)	1,891	1,860

Series 2003-6, Class 2M1, 0.84%, 11/25/2034 ‡ (m)	728	734

Series 2004-2, Class 1M1, 5.70%, 2/26/2035 ‡ (m)	1,803	1,858

CHEC Loan Trust Series 2004-1, Class M1, 0.99%, 7/25/2034 ‡ (g) (m)	693	691

Citigroup Mortgage Loan Trust, Inc.

Series 2005-OPT1, Class M4, 1.14%, 2/25/2035 ‡ (m)	161	160

Series 2005-WF2, Class AF7, 5.75%, 8/25/2035 ‡ (j)	30	31

Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2020-9, Class PT, 8.38%, 4/15/2045 (g) (m)	3,395	3,373

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 1.21%, 12/25/2032 ‡ (m)	307	306

Series 2004-3, Class M1, 0.84%, 6/25/2034 ‡ (m)	427	422

Series 2004-3, Class M2, 0.91%, 6/25/2034 ‡ (m)	397	397

Series 2004-BC4, Class M1, 1.14%, 11/25/2034 ‡ (m)	78	78

Series 2004-ECC2, Class M2, 1.06%, 12/25/2034 ‡ (m)	269	270

Series 2005-AB4, Class 2A1, 0.63%, 3/25/2036 ‡ (m)	1,362	1,346

Countrywide Partnership Trust Series 2004-EC1, Class M2, 1.03%, 1/25/2035 ‡ (m)	390	387

Credit Acceptance Auto Loan Trust Series 2019-3A, Class B, 2.86%, 1/16/2029 (g)	1,500	1,540

CWABS Asset-Backed Certificates Trust Series 2005-11, Class AF6, 5.05%, 2/25/2036 ‡ (m)	165	168

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M3, 1.06%, 2/25/2034 ‡ (m)	773	774

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	109

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Series 2004-1, Class M2, 0.91%, 3/25/2034 ‡ (m)	431	430

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M2, 1.09%, 7/25/2034 ‡ (m)	939	941

Series 2004-6, Class M2, 1.06%, 10/25/2034 ‡ (m)	454	452

Drive Auto Receivables Trust Series 2021-2, Class A2, 0.36%, 5/15/2024	174	174

DT Auto Owner Trust

Series 2018-3A, Class E, 5.33%, 11/17/2025 (g)	2,732	2,840

Series 2019-1A, Class E, 4.94%, 2/17/2026 (g)	3,690	3,860

Series 2019-2A, Class E, 4.46%, 5/15/2026 (g)	4,167	4,330

Series 2019-3A, Class E, 3.85%, 8/17/2026 (g)	3,900	4,031

Exeter Automobile Receivables Trust

Series 2018-2A, Class E, 5.33%, 5/15/2025 (g)	1,300	1,360

Series 2019-3A, Class D, 3.11%, 8/15/2025 (g)	2,385	2,455

Series 2019-1A, Class E, 5.20%, 1/15/2026 (g)	4,340	4,575

Series 2019-3A, Class E, 4.00%, 8/17/2026 (g)	2,333	2,432

Series 2020-1A, Class E, 3.74%, 1/15/2027 (g)	2,690	2,760

Finance America Mortgage Loan Trust Series 2004-3, Class M2, 1.03%, 11/25/2034 ‡ (m)	139	139

First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 0.91%, 5/25/2034 ‡ (m)	462	459

Ford Credit Auto Owner Trust

Series 2020-B, Class A2, 0.50%, 2/15/2023	26	26

Series 2020-C, Class A2, 0.25%, 10/15/2023	57	56

Series 2019-B, Class A3, 2.23%, 10/15/2023	67	68

Series 2017-1, Class A, 2.62%, 8/15/2028 (g)	150	151

FREED ABS Trust

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (g)	78	78

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2019-1, Class C, 5.39%, 6/18/2026 ‡ (g)	1,760	1,785

Fremont Home Loan Trust

Series 2002-1, Class M1, 1.34%, 8/25/2033 ‡ (m)	1,149	1,156

Series 2004-B, Class M2, 1.03%, 5/25/2034 ‡ (m)	342	348

Series 2004-2, Class M2, 1.02%, 7/25/2034 (m)	297	298

Series 2004-C, Class M1, 1.06%, 8/25/2034 ‡ (m)	572	571

Series 2004-D, Class M1, 0.96%, 11/25/2034 (m)	1,416	1,400

Series 2004-D, Class M2, 0.99%, 11/25/2034 (m)	226	223

GLS Auto Receivables Issuer Trust

Series 2019-1A, Class D, 4.94%, 12/15/2025 (g)	540	559

Series 2019-2A, Class D, 4.52%, 2/17/2026 (g)	1,000	1,036

GM Financial Automobile Leasing Trust Series 2020-3, Class A2A, 0.35%, 11/21/2022	21	21

GM Financial Consumer Automobile Receivables Trust Series 2019-3, Class A3, 2.18%, 4/16/2024	39	39

GSAMP Trust

Series 2003-SEA, Class A1, 0.89%, 2/25/2033 ‡ (m)	624	608

Series 2003-HE1, Class M1, 1.33%, 6/20/2033 ‡ (m)	1,176	1,177

Series 2005-NC1, Class M1, 0.76%, 2/25/2035 ‡ (m)	498	507

Series 2006-FM1, Class A2C, 0.41%, 4/25/2036 ‡ (m)	2,254	1,765

Home Equity Asset Trust

Series 2002-5, Class M1, 1.79%, 5/25/2033 ‡ (m)	1,807	1,818

Series 2004-6, Class M2, 0.99%, 12/25/2034 ‡ (m)	443	443

Home Equity Loan Trust Series 2007-FRE1, Class 2AV3, 0.32%, 4/25/2037 ‡ (m)	8,654	8,555

Home Equity Mortgage Loan Asset-Backed Trust SPMD

Series 2004-B, Class M2, 1.21%, 11/25/2034 ‡ (m)	353	352

Series 2004-C, Class M1, 0.93%, 3/25/2035 ‡ (m)	5,372	5,326

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Series 2004-C, Class M2, 0.99%, 3/25/2035 ‡ (m)	636	626

Hyundai Auto Receivables Trust Series 2020-C, Class A2, 0.26%, 9/15/2023	89	89

Long Beach Mortgage Loan Trust

Series 2001-2, Class M1, 0.93%, 7/25/2031 ‡ (m)	86	86

Series 2002-5, Class M1, 1.33%, 11/25/2032 ‡ (m)	1,501	1,503

Series 2003-4, Class M1, 1.11%, 8/25/2033 ‡ (m)	65	65

Marlette Funding Trust Series 2017-3A, Class D, 5.03%, 12/15/2024 ‡ (g)	325	327

MASTR Asset-Backed Securities Trust

Series 2003-OPT1, Class M3, 4.21%, 12/25/2032 ‡ (m)	1,780	1,796

Series 2004-OPT2, Class M1, 0.99%, 9/25/2034 ‡ (m)	284	281

Series 2004-OPT2, Class M2, 1.06%, 9/25/2034 ‡ (m)	564	554

Series 2005-NC1, Class M2, 0.84%, 12/25/2034 ‡ (m)	431	430

Series 2005-NC1, Class M4, 1.23%, 12/25/2034 ‡ (m)	603	612

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (g)	2,407	2,532

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 1.06%, 7/25/2034 (m)	234	232

Series 2004-HE2, Class M1, 1.29%, 8/25/2035 ‡ (m)	106	106

Metlife Securitization Trust Series 2017-1A, Class A, 3.00%, 4/25/2055 (g) (m)	3,239	3,314

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-NC10, Class M1, 1.11%, 10/25/2033 ‡ (m)	415	416

Series 2004-HE1, Class M1, 0.94%, 1/25/2034 ‡ (m)	662	662

Series 2004-NC3, Class M1, 0.88%, 3/25/2034 ‡ (m)	1,441	1,436

Series 2004-HE3, Class M1, 0.94%, 3/25/2034 ‡ (m)	1,907	1,900

Series 2004-HE3, Class M2, 1.96%, 3/25/2034 ‡ (m)	19	19

Series 2004-HE2, Class M3, 2.26%, 3/25/2034 ‡ (m)	419	416

Series 2004-NC5, Class M1, 0.99%, 5/25/2034 ‡ (m)	3,257	3,201

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2004-WMC2, Class M1, 1.00%, 7/25/2034 ‡ (m)	1,037	1,036

Series 2004-WMC2, Class M2, 1.89%, 7/25/2034 ‡ (m)	213	225

Series 2004-HE6, Class M1, 0.91%, 8/25/2034 (m)	259	257

Series 2004-HE6, Class M2, 0.99%, 8/25/2034 ‡ (m)	703	699

Series 2004-HE7, Class M2, 1.03%, 8/25/2034 ‡ (m)	181	181

Series 2004-HE6, Class M3, 1.06%, 8/25/2034 ‡ (m)	465	457

Series 2004-HE7, Class M3, 1.11%, 8/25/2034 ‡ (m)	47	46

Series 2004-HE8, Class M2, 1.11%, 9/25/2034 ‡ (m)	253	250

Series 2004-NC8, Class M3, 1.20%, 9/25/2034 ‡ (m)	337	336

Series 2004-HE8, Class M3, 1.21%, 9/25/2034 ‡ (m)	444	440

Series 2005-HE1, Class M2, 0.79%, 12/25/2034 ‡ (m)	278	276

Series 2005-NC1, Class M3, 0.85%, 1/25/2035 ‡ (m)	263	260

Series 2004-WMC3, Class M2, 0.88%, 1/25/2035 ‡ (m)	2,208	2,200

Morgan Stanley Mortgage Loan Trust Series 2007-5AX, Class 2A2, 0.39%, 2/25/2037 ‡ (m)	3,190	1,127

New Century Home Equity Loan Trust

Series 2004-1, Class M1, 0.97%, 5/25/2034 (m)	1,598	1,594

Series 2004-2, Class M2, 1.02%, 8/25/2034 ‡ (m)	113	113

Series 2004-2, Class M4, 1.89%, 8/25/2034 ‡ (m)	526	527

Series 2004-3, Class M2, 1.06%, 11/25/2034 ‡ (m)	347	348

Series 2004-3, Class M3, 1.15%, 11/25/2034 ‡ (m)	269	272

Series 2004-4, Class M2, 0.88%, 2/25/2035 ‡ (m)	310	311

Series 2005-1, Class M3, 0.87%, 3/25/2035 ‡ (m)	292	292

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 2.86%, 9/25/2033 (m)	1,156	1,186

Series 2004-2, Class M4, 1.89%, 9/25/2034 ‡ (m)	310	306

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	111

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

NRZ Excess Spread-Collateralized Notes

Series 2018-FNT1, Class D, 4.69%, 5/25/2023 ‡ (g)	306	306

Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (g)	251	251

Oak Street Investment Grade Net Lease Fund

Series 2021-1A, Class A3, 2.80%, 1/20/2051 (g)	2,500	2,545

Series 2021-1A, Class B1, 4.23%, 1/20/2051 ‡ (g)	1,250	1,291

OneMain Financial Issuance Trust

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (g)	915	917

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (g)	990	992

Option One Mortgage Acceptance Corp. Asset-Backed Certificates

Series 2003-5, Class A2, 0.73%, 8/25/2033 ‡ (m)	301	299

Series 2003-5, Class M2, 2.41%, 8/25/2033 ‡ (m)	53	61

Option One Mortgage Loan Trust Series 2004-3, Class M2, 0.94%, 11/25/2034 ‡ (m)	402	399

People’s Choice Home Loan Securities Trust Series 2004-2, Class M3, 1.81%, 10/25/2034 ‡ (m)	1,910	1,934

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 2.44%, 4/25/2023 (g) (m)	2,878	2,881

PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 2.94%, 2/25/2023 (g) (m)	3,715	3,724

Prestige Auto Receivables Trust

Series 2017-1A, Class E, 4.89%, 5/15/2024 (g)	780	785

Series 2018-1A, Class D, 4.14%, 10/15/2024 (g)	865	883

PRET LLC Series 2021-NPL3, Class A2, 3.72%, 7/25/2051 (g) (j)	3,333	3,302

Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (g) (j)	4,000	4,023

Progress Residential Trust Series 2021-SFR8, Class G, 4.01%, 10/17/2038 ‡ (g)	6,080	6,080

PRPM LLC Series 2020-4, Class A2, 3.44%, 10/25/2025 ‡ (g) (j)	7,000	7,011

RAMP Trust Series 2002-RS2, Class AI5, 6.03%, 3/25/2032 ‡ (m)	294	298

RASC Trust Series 2005-KS2, Class M1, 0.73%, 3/25/2035 ‡ (m)	306	305

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Renaissance Home Equity Loan Trust

Series 2002-3, Class M1, 1.59%, 12/25/2032 ‡ (m)	455	449

Series 2003-1, Class M1, 1.59%, 6/25/2033 ‡ (m)	208	208

Series 2003-4, Class M1, 1.36%, 3/25/2034 ‡ (m)	1,249	1,238

Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (j)	672	673

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (j)	69	71

Series 2005-2, Class AV3, 0.46%, 8/25/2035 ‡ (m)	759	743

Santander Drive Auto Receivables Trust Series 2021-2, Class A2, 0.28%, 4/15/2024	91	91

Santander Prime Auto Issuance Notes Trust

Series 2018-A, Class E, 5.04%, 9/15/2025 (g)	452	462

Series 2018-A, Class F, 6.80%, 9/15/2025 (g)	685	693

SASCO Mortgage Loan Trust Series 2004-GEL3, Class M1, 1.66%, 8/25/2034 ‡ (m)	668	673

Saxon Asset Securities Trust

Series 2004-2, Class MV2, 1.89%, 8/25/2035 ‡ (m)	323	326

Series 2005-2, Class M2, 0.75%, 10/25/2035 (m)	2,129	2,120

Securitized Asset-Backed Receivables LLC Trust

Series 2004-NC1, Class M1, 0.87%, 2/25/2034 ‡ (m)	1,345	1,341

Series 2005-OP1, Class M2, 0.76%, 1/25/2035 ‡ (m)	423	414

Specialty Underwriting & Residential Finance Trust Series 2004-BC1, Class M2, 1.69%, 2/25/2035 ‡ (m)	29	29

Structured Asset Investment Loan Trust

Series 2004-5, Class M3, 1.02%, 5/25/2034 ‡ (m)	40	40

Series 2004-6, Class M1, 0.69%, 7/25/2034 ‡ (m)	75	75

Series 2004-7, Class M1, 1.14%, 8/25/2034 ‡ (m)	394	393

Series 2004-BNC1, Class A5, 1.33%, 9/25/2034 ‡ (m)	174	175

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	1,342	1,224

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M4, 1.89%, 12/25/2033 (m)	757	757

Series 2004-2, Class M1, 0.99%, 10/25/2034 ‡ (m)	571	566

Series 2004-2, Class M8A, 4.59%, 10/25/2034 (g) (m)	290	300

Series 2004-2, Class M8B, 5.00%, 10/25/2034 ‡ (g) (m)	290	294

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates

Series 2004-1, Class M2, 1.03%, 4/25/2034 ‡ (m)	172	172

Series 2004-1, Class M4, 1.81%, 4/25/2034 ‡ (m)	183	183

Westlake Automobile Receivables Trust

Series 2019-1A, Class E, 4.49%, 7/15/2024 (g)	2,865	2,977

Series 2018-3A, Class F, 6.02%, 2/18/2025 (g)	3,605	3,723

Series 2019-1A, Class F, 5.67%, 2/17/2026 (g)	1,769	1,830

Series 2019-2A, Class F, 5.00%, 3/16/2026 (g)	1,880	1,943

		204,360

Total Asset-Backed Securities (Cost $197,361)		206,312

Foreign Government Securities — 1.4%

Angola — 0.0% (c)

Republic of Angola

9.50%, 11/12/2025 (b)	970	1,047

8.00%, 11/26/2029 (g)	1,550	1,535

8.00%, 11/26/2029 (b)	780	773

9.13%, 11/26/2049 (b)	1,200	1,167

		4,522

Argentina — 0.0% (c)

Argentine Republic

1.00%, 7/9/2029	353	128

0.50%, 7/9/2030 (j)	1,853	635

1.13%, 7/9/2035 (j)	5,116	1,571

2.00%, 1/9/2038 (j)	1,486	543

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Argentina — continued

2.50%, 7/9/2041 (j)	450	154

		3,031

Bahrain — 0.1%

Kingdom of Bahrain

7.00%, 1/26/2026 (b)	970	1,075

7.00%, 10/12/2028 (b)	1,400	1,532

6.75%, 9/20/2029 (b)	200	216

5.45%, 9/16/2032 (g)	481	470

6.00%, 9/19/2044 (b)	1,500	1,383

7.50%, 9/20/2047 (b)	970	999

		5,675

Belarus — 0.0% (c)

Republic of Belarus

6.88%, 2/28/2023 (b)	270	272

6.20%, 2/28/2030 (b)	400	346

6.38%, 2/24/2031 (b)	900	775

		1,393

Brazil — 0.0% (c)

Federative Republic of Brazil

4.25%, 1/7/2025	880	930

4.50%, 5/30/2029	1,130	1,130

8.25%, 1/20/2034	585	756

5.63%, 1/7/2041	950	930

5.00%, 1/27/2045	1,230	1,105

		4,851

Colombia — 0.0% (c)

Republic of Colombia

4.50%, 1/28/2026	350	374

3.88%, 4/25/2027	690	717

7.38%, 9/18/2037	1,000	1,235

6.13%, 1/18/2041	950	1,051

5.00%, 6/15/2045	1,370	1,349

5.20%, 5/15/2049	420	423

		5,149

Costa Rica — 0.0% (c)

Republic of Costa Rica

4.38%, 4/30/2025 (b)	200	205

7.00%, 4/4/2044 (b)	1,100	1,095

		1,300

Croatia — 0.0% (c)

Republic of Croatia 6.00%, 1/26/2024 (b)	1,290	1,431

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	113

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Dominican Republic — 0.1%

Dominican Republic Government Bond

5.50%, 1/27/2025 (b)	510	554

6.88%, 1/29/2026 (b)	1,200	1,372

5.95%, 1/25/2027 (b)	1,020	1,136

4.50%, 1/30/2030 (g)	790	798

4.88%, 9/23/2032 (g)	1,090	1,107

5.30%, 1/21/2041 (g)	285	284

7.45%, 4/30/2044 (b)	1,580	1,880

6.85%, 1/27/2045 (b)	500	556

6.50%, 2/15/2048 (b)	1,250	1,328

5.88%, 1/30/2060 (g)	880	858

		9,873

Ecuador — 0.0% (c)

Republic of Ecuador

5.00%, 7/31/2030 (b) (j)	1,000	826

5.00%, 7/31/2030 (g) (j)	650	537

1.00%, 7/31/2035 (b) (j)	3,110	2,049

		3,412

Egypt — 0.1%

Arab Republic of Egypt

5.75%, 5/29/2024 (g)	750	772

3.88%, 2/16/2026 (g)	665	618

7.50%, 1/31/2027 (b)	1,720	1,781

7.60%, 3/1/2029 (g)	1,090	1,091

5.88%, 2/16/2031 (a) (g)	482	433

7.05%, 1/15/2032 (a) (g)	880	822

7.63%, 5/29/2032 (g)	750	724

8.50%, 1/31/2047 (b)	1,049	965

8.70%, 3/1/2049 (g)	1,520	1,410

8.88%, 5/29/2050 (b)	250	235

8.15%, 11/20/2059 (g)	1,050	936

7.50%, 2/16/2061 (g)	700	591

		10,378

El Salvador — 0.0% (c)

Republic of El Salvador

5.88%, 1/30/2025 (b)	650	514

6.38%, 1/18/2027 (b)	950	723

7.12%, 1/20/2050 (b)	1,437	1,021

		2,258

Ethiopia — 0.0% (c)

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b)	1,037	842

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gabon — 0.0% (c)

Gabonese Republic

6.38%, 12/12/2024 (b)	646	685

6.95%, 6/16/2025 (b)	300	322

		1,007

Ghana — 0.0% (c)

Republic of Ghana

7.88%, 3/26/2027 (b)	360	331

7.63%, 5/16/2029 (b)	1,310	1,146

10.75%, 10/14/2030 (b)	1,325	1,530

8.63%, 6/16/2049 (b)	2,090	1,756

		4,763

Guatemala — 0.0% (c)

Republic of Guatemala

4.50%, 5/3/2026 (b)	655	700

6.13%, 6/1/2050 (a) (g)	720	843

		1,543

Hungary — 0.0% (c)

Hungary Government Bond 7.63%, 3/29/2041	952	1,567

Indonesia — 0.0% (c)

Republic of Indonesia

3.50%, 1/11/2028	670	723

6.75%, 1/15/2044 (b)	650	939

		1,662

Iraq — 0.0% (c)

Republic of Iraq

6.75%, 3/9/2023 (b)	950	970

5.80%, 1/15/2028 (b)	1,625	1,582

		2,552

Ivory Coast — 0.0% (c)

Republic of Cote d’Ivoire

5.75%, 12/31/2032 (b) (j)	887	886

6.13%, 6/15/2033 (b)	3,430	3,603

		4,489

Jamaica — 0.0% (c)

Jamaica Government Bond

8.00%, 3/15/2039	1,243	1,757

7.88%, 7/28/2045	550	777

		2,534

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Jordan — 0.0% (c)

Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (g)	1,810	1,862

Kazakhstan — 0.0% (c)

Republic of Kazakhstan 6.50%, 7/21/2045 (b)	560	806

Kenya — 0.0% (c)

Republic of Kenya

6.88%, 6/24/2024 (b)	2,663	2,863

8.00%, 5/22/2032 (g)	1,360	1,469

6.30%, 1/23/2034 (a) (g)	483	468

		4,800

Lebanon — 0.0% (c)

Lebanese Republic

6.00%, 1/27/2023 (b) (k)	1,250	185

6.65%, 4/22/2024 (b) (k)	625	92

6.85%, 3/23/2027 (b) (k)	2,639	397

6.65%, 11/3/2028 (b) (k)	2,215	333

7.25%, 3/23/2037 (b) (k)	492	78

		1,085

Mexico — 0.0% (c)

United Mexican States

5.55%, 1/21/2045	650	778

4.60%, 1/23/2046	610	649

4.50%, 1/31/2050	500	525

3.77%, 5/24/2061	1,198	1,107

		3,059

Morocco — 0.0% (c)

Kingdom of Morocco

3.00%, 12/15/2032 (g)	690	654

5.50%, 12/11/2042 (b)	1,000	1,104

4.00%, 12/15/2050 (g)	650	585

		2,343

Nigeria — 0.1%

Federal Republic of Nigeria

7.63%, 11/21/2025 (b)	1,000	1,086

6.50%, 11/28/2027 (b)	920	934

6.50%, 11/28/2027 (g)	1,220	1,239

8.75%, 1/21/2031 (b)	780	836

7.88%, 2/16/2032 (b)	710	721

7.63%, 11/28/2047 (a) (g)	1,290	1,199

7.63%, 11/28/2047 (b)	600	558

		6,573

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oman — 0.1%

Sultanate of Oman Government Bond

4.88%, 2/1/2025 (g)	320	334

4.75%, 6/15/2026 (b)	1,100	1,128

5.38%, 3/8/2027 (b)	1,320	1,383

6.00%, 8/1/2029 (b)	1,180	1,264

6.25%, 1/25/2031 (g)	264	285

7.38%, 10/28/2032 (g)	625	722

6.50%, 3/8/2047 (b)	340	336

6.75%, 1/17/2048 (b)	1,170	1,191

7.00%, 1/25/2051 (g)	301	314

		6,957

Pakistan — 0.0% (c)

Islamic Republic of Pakistan

8.25%, 4/15/2024 (b)	730	779

8.25%, 9/30/2025 (b)	550	598

6.00%, 4/8/2026 (g)	471	472

7.38%, 4/8/2031 (g)	554	560

8.88%, 4/8/2051 (b)	1,287	1,291

		3,700

Panama — 0.1%

Republic of Panama

3.75%, 3/16/2025	1,050	1,120

3.88%, 3/17/2028	1,750	1,896

6.70%, 1/26/2036	1,150	1,534

4.50%, 4/1/2056	810	890

3.87%, 7/23/2060	380	379

		5,819

Paraguay — 0.1%

Republic of Paraguay

4.70%, 3/27/2027 (b)	2,020	2,220

6.10%, 8/11/2044 (b)	2,130	2,560

5.60%, 3/13/2048 (b)	350	399

5.40%, 3/30/2050 (a) (g)	950	1,072

		6,251

Peru — 0.0% (c)

Republic of Peru

4.13%, 8/25/2027	760	832

5.63%, 11/18/2050	750	1,029

		1,861

Philippines — 0.0% (c)

Republic of Philippines

10.63%, 3/16/2025	655	851

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	115

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Philippines — continued

3.00%, 2/1/2028	1,100	1,169

7.75%, 1/14/2031	270	387

3.70%, 2/2/2042	1,430	1,539

		3,946

Qatar — 0.1%

State of Qatar

3.25%, 6/2/2026 (b)	520	556

4.50%, 4/23/2028 (b)	940	1,080

4.00%, 3/14/2029 (g)	540	608

5.10%, 4/23/2048 (b)	1,200	1,592

4.82%, 3/14/2049 (b)	1,570	2,016

4.82%, 3/14/2049 (g)	430	552

		6,404

Romania — 0.0% (c)

Romania Government Bond

4.38%, 8/22/2023 (b)	1,010	1,069

6.13%, 1/22/2044 (b)	810	1,056

5.13%, 6/15/2048 (b)	730	859

		2,984

Russia — 0.1%

Russian Federation

4.88%, 9/16/2023 (b)	400	430

12.75%, 6/24/2028 (b)	1,390	2,284

5.10%, 3/28/2035 (g)	1,600	1,911

5.88%, 9/16/2043 (b)	1,200	1,625

5.25%, 6/23/2047 (b)	800	1,019

		7,269

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia

3.25%, 10/26/2026 (b)	1,000	1,070

3.63%, 3/4/2028 (b)	1,980	2,154

2.25%, 2/2/2033 (a) (g)	480	463

4.63%, 10/4/2047 (b)	1,050	1,238

5.00%, 4/17/2049 (b)	650	811

3.45%, 2/2/2061 (g)	468	461

		6,197

Senegal — 0.0% (c)

Republic of Senegal

6.75%, 3/13/2048 (b)	650	645

6.75%, 3/13/2048 (g)	460	456

		1,101

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Serbia — 0.0% (c)

Republic of Serbia 2.13%, 12/1/2030 (g)	797	742

South Africa — 0.1%

Republic of South Africa

4.30%, 10/12/2028	2,380	2,398

6.25%, 3/8/2041	2,500	2,605

5.00%, 10/12/2046	700	620

5.75%, 9/30/2049	1,550	1,477

		7,100

Sri Lanka — 0.0% (c)

Democratic Socialist Republic of Sri Lanka

5.75%, 4/18/2023 (b)	850	584

6.85%, 11/3/2025 (b)	596	383

6.20%, 5/11/2027 (b)	1,050	658

6.75%, 4/18/2028 (b)	2,600	1,628

7.55%, 3/28/2030 (g)	660	413

		3,666

Tajikistan — 0.0% (c)

Republic of Tajikistan 7.13%, 9/14/2027 (b)	600	518

Turkey — 0.1%

Republic of Turkey

5.75%, 3/22/2024	940	954

5.60%, 11/14/2024	1,200	1,209

4.88%, 10/9/2026	900	851

5.13%, 2/17/2028	940	884

6.00%, 1/14/2041	1,040	892

4.88%, 4/16/2043	510	397

		5,187

Ukraine — 0.1%

Ukraine Government Bond

7.75%, 9/1/2022 (b)	510	528

7.75%, 9/1/2023 (b)	1,910	2,037

7.75%, 9/1/2024 (b)	700	753

7.75%, 9/1/2025 (b)	970	1,047

7.75%, 9/1/2026 (b)	500	538

7.75%, 9/1/2027 (b)	1,080	1,163

9.75%, 11/1/2028 (b)	840	973

7.38%, 9/25/2032 (b)	1,560	1,606

7.25%, 3/15/2033 (b)	1,530	1,555

		10,200

United Arab Emirates — 0.0% (c)

United Arab Emirates Government Bond

2.88%, 10/19/2041 (a) (g)	840	827

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

United Arab Emirates — continued

4.13%, 10/11/2047 (b)	1,900	2,247

3.13%, 9/30/2049 (b)	1,430	1,437

		4,511

Uruguay — 0.1%

Oriental Republic of Uruguay

7.88%, 1/15/2033	440	649

7.63%, 3/21/2036	790	1,187

5.10%, 6/18/2050	2,420	3,148

4.98%, 4/20/2055	440	564

		5,548

Zambia — 0.0% (c)

Republic of Zambia 8.97%, 7/30/2027 (b) (k)	1,050	827

Total Foreign Government Securities (Cost $190,172)		185,548

	SHARES (000)
Preferred Stocks — 0.7%

United States — 0.7%

Allstate Corp. (The), Series H, 5.10%, 10/15/2024 ($25 par value) (q)	49	1,335

Bank of America Corp.,

Series GG, 6.00%, 5/16/2023 ($25 par value) (q)	145	3,860

Series HH, 5.88%, 7/24/2023 ($25 par value) (q)	121	3,277

Series KK, 5.38%, 6/25/2024 ($25 par value) (q)	92	2,504

Series LL, 5.00%, 9/17/2024 ($25 par value) (q)	35	941

Energy Transfer LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 (f) (q)	255	6,517

Goodman Networks, Inc. * ‡	64	1

MetLife, Inc., Series F, 4.75%, 3/15/2025 ($25 par value) (q)	99	2,663

Morgan Stanley,

Series I, (ICE LIBOR USD 3 Month + 3.71%), 6.38%, 10/15/2024 ($25 par value) (f) (q)	87	2,490

Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (f) (q)	419	12,335

Series L, 4.88%, 1/15/2025 ($25 par value) (q)	25	682

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

MYT Holding LLC, Series A, 10.00%, 6/6/2029 ‡		2,316	2,647

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)		115	3,237

Northern Trust Corp., Series E, 4.70%, 1/1/2025 ($25 par value) (q)		62	1,699

Public Storage, Series L, , REIT4.63%, 6/17/2025 ($25 par value) (q)		77	2,070

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value) (f) (q)		53	1,524

SCE Trust VI, 5.00%, 6/26/2022 ($25 par value) (q)		453	11,321

Sempra Energy, 5.75%, 7/1/2079 ($25 par value)		18	497

Southern Co. (The), Series 2020, 4.95%, 1/30/2080 ($25 par value)		160	4,254

State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (f) (q)		43	1,263

Truist Financial Corp., Series R, 4.75%, 9/1/2025 ($25 par value) (q)		104	2,772

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (q)		58	1,570

Wells Fargo & Co.,

Series AA, 4.70%, 12/15/2025 ($25 par value) (q)		19	485

Series Y, 5.63%, 6/15/2022 ($25 par value) (q)		153	3,955

Series Z, 4.75%, 3/15/2025 ($25 par value) (q)		776	20,089

Total Preferred Stocks (Cost $86,939)			93,988

	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.4%

Australia — 0.0% (c)

Afterpay Ltd. Zero Coupon, 3/12/2026 (b)	AUD	1,600	1,204

DEXUS Finance Pty. Ltd. REIT, 2.30%, 6/19/2026 (b)	AUD	1,600	1,205

Glencore Funding LLC Zero Coupon, 3/27/2025 (b)		1,000	1,033

			3,442

Cameroon — 0.0% (c)

Golar LNG Ltd. 2.75%, 2/15/2022		486	486

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	117

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Convertible Bonds — continued

China — 0.1%

China Conch Venture Holdings International Ltd. Zero Coupon, 9/5/2023 (b)	HKD	7,000	1,058

Hansoh Pharmaceutical Group Co. Ltd. Zero Coupon, 1/22/2026 (b)		600	533

Hello Group, Inc. 1.25%, 7/1/2025		1,149	1,012

Meituan Zero Coupon, 4/27/2028 (b)		800	800

Pinduoduo, Inc. Zero Coupon, 12/1/2025		669	627

Weibo Corp. 1.25%, 11/15/2022		1,124	1,102

			5,132

Germany — 0.0% (c)

MTU Aero Engines AG Series MTX, 0.05%, 3/18/2027 (b)	EUR	800	902

Israel — 0.0% (c)

Wix.com Ltd. Zero Coupon, 8/15/2025		1,673	1,558

New Zealand — 0.0% (c)

Xero Investments Ltd. Zero Coupon, 12/2/2025 (b)		708	728

Spain — 0.0% (c)

Cellnex Telecom SA 0.75%, 11/20/2031 (b)	EUR	1,200	1,358

United Kingdom — 0.0% (c)

Barclays Bank plc

Zero Coupon, 2/4/2025		490	827

Series VUN, Zero Coupon, 2/18/2025		508	558

Capital & Counties Properties plc REIT, 2.00%, 3/30/2026	GBP	500	723

Just Eat Takeaway.com NV Series B, 0.63%, 2/9/2028 (b)	EUR	600	610

Trainline plc 1.00%, 1/14/2026 (b)	GBP	600	719

WH Smith plc 1.63%, 5/7/2026 (b)	GBP	500	667

			4,104

United States — 0.3%

Airbnb, Inc. Zero Coupon, 3/15/2026 (g)		693	678

Alteryx, Inc. 1.00%, 8/1/2026		580	542

Ares Capital Corp.

3.75%, 2/1/2022		1,086	1,201

4.63%, 3/1/2024		602	684

Beyond Meat, Inc. Zero Coupon, 3/15/2027 (g)		473	396

BlackRock Capital Investment Corp. 5.00%, 6/15/2022		596	602

BlackRock TCP Capital Corp. 4.63%, 3/1/2022		582	588

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

BofA Finance LLC 0.25%, 5/1/2023	615		691

Chegg, Inc. Zero Coupon, 9/1/2026	610		570

Dexcom, Inc. 0.25%, 11/15/2025	345		440

DigitalBridge Group, Inc. REIT, 5.00%, 4/15/2023	853		879

DISH Network Corp.

2.38%, 3/15/2024	2,092		2,029

3.38%, 8/15/2026	4,533		4,619

DocuSign, Inc. Zero Coupon, 1/15/2024 (g)	970		1,021

Dropbox, Inc. Zero Coupon, 3/1/2026 (g)	318		338

Gulfport Energy Operating Corp.

10.00%, 12/6/2021 ‡	—	(d)	1,869

Halozyme Therapeutics, Inc. 0.25%, 3/1/2027 (g)	469		415

Hercules Capital, Inc. 4.38%, 2/1/2022	705		767

LendingTree, Inc. 0.50%, 7/15/2025	1,331		1,139

Liberty Interactive LLC

4.00%, 11/15/2029	3,709		2,854

3.75%, 2/15/2030	320		246

Live Nation Entertainment, Inc. 2.00%, 2/15/2025	1,432		1,744

Meritor, Inc. 3.25%, 10/15/2037	564		613

MFA Financial, Inc. REIT, 6.25%, 6/15/2024	882		906

Peloton Interactive, Inc. Zero Coupon, 2/15/2026 (g)	733		652

Redwood Trust, Inc. REIT, 4.75%, 8/15/2023	716		730

Repay Holdings Corp. Zero Coupon, 2/1/2026 (g)	465		429

RingCentral, Inc.

Zero Coupon, 3/1/2025	1,409		1,445

Zero Coupon, 3/15/2026	1,704		1,658

RWT Holdings, Inc. 5.75%, 10/1/2025	313		322

Splunk, Inc. 1.13%, 6/15/2027	657		686

Spotify USA, Inc. Zero Coupon, 3/15/2026 (g)	654		622

Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	636		629

TripAdvisor, Inc. 0.25%, 4/1/2026 (g)	672		601

Twitter, Inc. Zero Coupon, 3/15/2026 (g)	1,630		1,494

Uber Technologies, Inc. Zero Coupon, 12/15/2025 (g)	719		692

Vishay Intertechnology, Inc. 2.25%, 6/15/2025	756		768

			36,559

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Convertible Bonds — continued

Vietnam — 0.0% (c)

No. Va Land Investment Group Corp. 5.25%, 7/16/2026 (b)	600		583

Total Convertible Bonds (Cost $51,910)			54,852

U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes

1.38%, 1/31/2022 (r)	42,134		42,269

0.25%, 9/30/2023	40		40

Total U.S. Treasury Obligations (Cost $42,309)			42,309

	SHARES (000)
Convertible Preferred Stocks — 0.2%

United States — 0.2%

AMG Capital Trust II 5.15%, 10/15/2037 ($50 par value)	20		1,107

Bank of America Corp. Series L, 7.25% ($1,000 par value)	2		3,085

Broadcom, Inc. Series A, 8.00%, 9/30/2022 ($1,000 par value)	1		2,372

Bunge Ltd. 4.88% ($100 par value)	9		1,158

Claire’s Stores, Inc. * ‡	3		7,671

Danaher Corp. Series B, 5.00%, 4/15/2023 ($1,000 par value)	—	(d)	807

Dominion Energy, Inc. Series A, 7.25%, 6/1/2022 ($100 par value)	10		956

Energizer Holdings, Inc. Series A, 7.50%, 1/15/2022 ($100 par value)	6		484

Essential Utilities, Inc. 6.00%, 4/30/2022 ($50 par value)	8		460

KKR & Co., Inc. Series C, 6.00%, 9/15/2023 ($50 par value)	26		2,603

NextEra Energy, Inc. 6.22%, 9/1/2023 ($50 par value)	30		1,650

Stanley Black & Decker, Inc. 5.25%, 11/15/2022 ($100 par value)	9		977

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	2		3,630

			26,960

Total Convertible Preferred Stocks (Cost $16,294)			26,960

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 0.0% (c)

Israel — 0.0% (c)

Israel Government AID Bond

4.50%, 1/30/2043	873	1,084

4.13%, 1/17/2048	1,966	2,350

Total U.S. Government Agency Securities (Cost $3,021)		3,434

	NO. OF WARRANTS (000)
Warrants — 0.0% (c)

United Kingdom — 0.0% (c)

Cineworld Group expiring 12/31/2049, price 4149.00 GBP *	17	5

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD * ‡	48	927

		932

United States — 0.0% (c)

Chesapeake Energy Corp.

expiring 2/9/2026, price 27.27 USD *	17	641

expiring 2/9/2026, price 31.71 USD *	19	621

expiring 2/9/2026, price 35.71 USD *	10	315

Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD * ‡	4	65

		1,642

Total Warrants (Cost $1)		2,574

	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 0.0% (c)

United States — 0.0% (c)

FNMA UMBS, 20 Year Pool # CA1231, 3.50%, 2/1/2038	313	339

FNMA UMBS, 30 Year

Pool # MA4356, 2.50%, 6/1/2051	63	65

Pool # MA4398, 2.00%, 8/1/2051	626	626

Pool # MA4465, 2.00%, 11/1/2051	40	40

Total Mortgage-Backed Securities (Cost $1,053)		1,070

	NO. OF RIGHTS (000)
Rights — 0.0% (c)

United States — 0.0% (c)

Vistra Corp., expiring 12/31/2049 * ‡ (Cost $—)	488	678

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	119

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 3.7%

Certificates of Deposit — 0.0% (c)

Kookmin Bank (ICE LIBOR USD 1 Month + 0.29%), 0.38%, 12/20/2021 (f)	91	91

Norinchukin Bank (The) 0.37%, 12/1/2021	146	146

Svenska Handelsbanken AB 0.25%, 3/16/2022	189	189

Total Certificates of Deposit (Cost $426)		426

Commercial Paper — 0.0% (c)

Banco Del Estado De Chile 0.41%, 12/2/2021 (g) (s)	157	157

Waste Management, Inc. 0.31%, 9/8/2022 (g)	250	249

Total Commercial Paper (Cost $406)		406

	SHARES (000)

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (t) (u)	209,171	209,276

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment Companies — continued

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (t) (u)	55,234	55,261

Total Investment Companies (Cost $264,499)		264,537

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (t) (u)	213,986	213,987

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (t) (u)	24,954	24,954

Total Investment of Cash Collateral from Securities Loaned (Cost $238,941)		238,941

Total Short-Term Investments (Cost $504,272)		504,310

Total Investments — 100.6% (Cost $12,425,732)		13,758,535
Liabilities in Excess of Other Assets — (0.6)%		(79,571)

NET ASSETS — 100.0%		13,678,964

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	7.7%

Convertible Bonds	7.2

Equity Real Estate Investment Trusts (REITs)	7.0

Oil, Gas & Consumable Fuels	6.3

Diversified Telecommunication Services	4.1

Collateralized Mortgage Obligations	4.0

Commercial Mortgage-Backed Securities	3.4

Pharmaceuticals	3.4

Capital Markets	3.2

Electric Utilities	3.1

Media	3.1

Insurance	2.8

Health Care Providers & Services	2.4

Semiconductors & Semiconductor Equipment	1.8

Hotels, Restaurants & Leisure	1.7

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Chemicals	1.6%

Wireless Telecommunication Services	1.5

Food Products	1.5

Asset-Backed Securities	1.5

Metals & Mining	1.4

Foreign Government Securities	1.4

Multi-Utilities	1.3

Technology Hardware, Storage & Peripherals	1.1

Food & Staples Retailing	1.1

IT Services	1.0

Real Estate Management & Development	1.0

Others (each less than 1.0%)	20.7

Short-Term Investments	3.7

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
CVA	Dutch Certification
ELN	Equity-Linked Note
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GMTN	Global medium term note
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of October 31, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 is $230,342.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Amount rounds to less than one thousand.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2021.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2021.
(g)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(j)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2021.
(k)	Defaulted security.
(l)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2021.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of October 31, 2021. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of October 31, 2021.
(r)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(s)	The rate shown is the effective yield as of October 31, 2021.
(t)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(u)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	121

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

Futures contracts outstanding as of October 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

EURO STOXX 50 Index	113	12/2021	EUR	5,558	193

FTSE 100 Index	16	12/2021	GBP	1,585	23

U.S. Treasury 10 Year Note	14,283	12/2021	USD	1,866,833	(33,360)

					(33,144)

Short Contracts

Russell 2000 E-Mini Index	(1,453)	12/2021	USD	(166,812)	(3,641)

					(3,641)

					(36,785)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN FUNDS	OCTOBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2021	J.P. MORGAN FUNDS	123

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$4,843,853		$13,255,057
Investments in affiliates, at value	207,109		264,537
Investment of cash collateral received from securities loaned, at value (See Note 2.F.)	77,299		238,941
Options purchased, at value	10,431		—
Cash	3,492		4,140
Foreign currency, at value	11,323		1,799
Deposits at broker for futures contracts	20,958		592
Deposits at broker for securities sold short	23,700		—
Receivables:
Investment securities sold	31,366		188,189
Fund shares sold	6,646		7,148
Interest from non-affiliates	10,723		70,807
Dividends from non-affiliates	2,596		9,594
Dividends from affiliates	8		6
Tax reclaims	2,358		9,335
Securities lending income (See Note 2.F.)	29		70
Variation margin on futures contracts	2,724		—
Unrealized appreciation on forward foreign currency exchange contracts	12,951		—
Unrealized appreciation on unfunded commitments	—		4
Outstanding OTC swap contracts, at value	2,250		—

Total Assets	5,269,816		14,050,219

LIABILITIES:
Payables:
Securities sold short, at value	11,976		—
Dividend expense to non-affiliates on securities sold short	20		—
Investment securities purchased	44,097		63,926
Investment securities purchased — delayed delivery securities	—		3,458
Interest expense to non-affiliates on securities sold short	37		—
Collateral received on securities loaned (See Note 2.F.)	77,299		238,941
Fund shares redeemed	4,026		53,175
Variation margin on futures contracts	—		637
Unrealized depreciation on forward foreign currency exchange contracts	5,827		—
Accrued liabilities:
Investment advisory fees	2,241		4,734
Administration fees	258		790
Distribution fees	491		2,498
Service fees	438		404
Custodian and accounting fees	263		404
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Deferred foreign capital gains tax	—		1,879
Other	246		409

Total Liabilities	147,219		371,255

Net Assets	$5,122,597		$13,678,964

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN FUNDS	OCTOBER 31, 2021

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,974,272	$11,869,856
Total distributable earnings (loss)	1,148,325	1,809,108

Total Net Assets	$5,122,597	$13,678,964

Net Assets:
Class A	$773,563	$5,328,533
Class C	519,020	2,146,228
Class I	2,760,026	5,728,166
Class R2	6,946	—
Class R3	932	—
Class R4	1,377	—
Class R5	89	—
Class R6	1,060,644	476,037

Total	$5,122,597	$13,678,964

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	32,822	458,680
Class C	22,416	185,273
Class I	116,381	492,280
Class R2	297	—
Class R3	39	—
Class R4	58	—
Class R5	4	—
Class R6	44,742	40,907

Net Asset Value (a):
Class A — Redemption price per share	$23.57	$11.62
Class C — Offering price per share (b)	23.15	11.58
Class I — Offering and redemption price per share	23.72	11.64
Class R2 — Offering and redemption price per share	23.40	—
Class R3 — Offering and redemption price per share	23.65	—
Class R4 — Offering and redemption price per share	23.57	—
Class R5 — Offering and redemption price per share	23.73	—
Class R6 — Offering and redemption price per share	23.71	11.64
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.68	$12.17

Cost of investments in non-affiliates	$3,967,975	$11,922,292
Cost of investments in affiliates	207,062	264,499
Cost of options purchased	8,014	—
Cost of foreign currency	10,455	1,841
Investment securities on loan, at value (See Note 2.F.)	74,669	230,342
Cost of investment of cash collateral (See Note 2.F.)	77,298	238,941
Proceeds from securities sold short	11,986	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	125

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$41,660	$368,789
Interest income from affiliates	1	16
Dividend income from non-affiliates	56,743	202,628
Dividend income from affiliates	158	274
Income from securities lending (net) (See Note 2.F.)	445	691
Foreign taxes withheld (net)	(3,466)	(11,983)

Total investment income	95,541	560,415

EXPENSES:
Investment advisory fees	25,970	55,860
Administration fees	3,541	9,175
Distribution fees:
Class A	1,648	12,216
Class C	3,909	17,983
Class R2	33	—
Class R3	2	—
Service fees:
Class A	1,648	12,216
Class C	1,303	5,994
Class I	6,517	13,789
Class R2	17	—
Class R3	2	—
Class R4	3	—
Class R5	— (a)	—
Custodian and accounting fees	984	1,607
Interest expense to affiliates	37	14
Professional fees	261	362
Trustees’ and Chief Compliance Officer’s fees	37	58
Printing and mailing costs	185	527
Registration and filing fees	164	377
Transfer agency fees (See Note 2.M.)	91	301
Dividend expense to non-affiliates on securities sold short	586	—
Interest expense to non-affiliates on securities sold short	197	—
Other	368	320

Total expenses	47,503	130,799

Less fees waived	(5,459)	(27,798)
Less expense reimbursements	(7)	(1,113)

Net expenses	42,037	101,888

Net investment income (loss)	$53,504	$458,527

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN FUNDS	OCTOBER 31, 2021

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$273,298 (a)	$777,585 (b)
Investments in affiliates	2,090	16
Options purchased	17,885	—
Futures contracts	64,082	(87,116)
Securities sold short	(7,222)	—
Foreign currency transactions	873	1,352
Forward foreign currency exchange contracts	15,404	—
Options written	13	—
Swaps	4,705	—

Net realized gain (loss)	371,128	691,837

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	502,350 (c)	971,846 (d)
Investments in affiliates	(6)	(32)
Options purchased	2,417	—
Futures contracts	(6,720)	(9,033)
Securities sold short	(126)	—
Foreign currency translations	785	(655)
Forward foreign currency exchange contracts	6,440	—
Swaps	3,060	—
Unfunded commitments	—	5

Change in net unrealized appreciation/depreciation	508,200	962,131

Net realized/unrealized gains (losses)	879,328	1,653,968

Change in net assets resulting from operations	$932,832	$2,112,495

(a)	Net of foreign capital gains tax of $(6).
(b)	Net of foreign capital gains tax of $(906).
(c)	Net of change in foreign capital gains tax of $6.
(d)	Net of change in foreign capital gains tax of $(845).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	127

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,504	$57,988	$458,527	$459,395
Net realized gain (loss)	371,128	15,253	691,837	(117,089)
Change in net unrealized appreciation/depreciation	508,200	41,368	962,131	(591,208)

Change in net assets resulting from operations	932,832	114,609	2,112,495	(248,902)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(11,389)	(6,886)	(175,523)	(148,881)
Class C	(7,511)	(6,657)	(72,722)	(114,167)
Class I	(52,958)	(36,160)	(205,129)	(214,354)
Class R2	(100)	(76)	—	—
Class R3	(15)	(1)	—	—
Class R4	(20)	(14)	—	—
Class R5	(4)	— (a)	—	—
Class R6	(18,956)	(9,820)	(18,942)	(17,663)

Total distributions to shareholders	(90,953)	(59,614)	(472,316)	(495,065)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	651,552	(100,642)	(30,633)	(706,760)

NET ASSETS:
Change in net assets	1,493,431	(45,647)	1,609,546	(1,450,727)
Beginning of period	3,629,166	3,674,813	12,069,418	13,520,145

End of period	$5,122,597	$3,629,166	$13,678,964	$12,069,418

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN FUNDS	OCTOBER 31, 2021

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$343,717	$188,060	$1,470,545	$1,840,939
Distributions reinvested	10,397	6,380	160,549	141,045
Cost of shares redeemed	(165,771)	(172,254)	(1,007,091)	(1,309,710)

Change in net assets resulting from Class A capital transactions	188,343	22,186	624,003	672,274

Class C
Proceeds from shares issued	58,369	49,908	192,408	276,536
Distributions reinvested	6,657	5,634	69,488	103,061
Cost of shares redeemed	(110,453)	(125,737)	(941,440)	(1,511,458)

Change in net assets resulting from Class C capital transactions	(45,427)	(70,195)	(679,544)	(1,131,861)

Class I
Proceeds from shares issued	596,114	618,742	991,794	1,147,501
Distributions reinvested	43,953	28,888	183,235	189,667
Cost of shares redeemed	(447,625)	(753,615)	(1,052,204)	(1,762,957)

Change in net assets resulting from Class I capital transactions	192,442	(105,985)	122,825	(425,789)

Class R2
Proceeds from shares issued	741	1,252	—	—
Distributions reinvested	100	76	—	—
Cost of shares redeemed	(886)	(1,094)	—	—

Change in net assets resulting from Class R2 capital transactions	(45)	234	—	—

Class R3
Proceeds from shares issued	95	679	—	—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(47)	(44)	—	—

Change in net assets resulting from Class R3 capital transactions	49	636	—	—

Class R4
Proceeds from shares issued	920	320	—	—
Distributions reinvested	20	14	—	—
Cost of shares redeemed	(449)	(290)	—	—

Change in net assets resulting from Class R4 capital transactions	491	44	—	—

Class R5
Proceeds from shares issued	707	— (a)	—	—
Distributions reinvested	4	— (a)	—	—
Cost of shares redeemed	(680)	— (a)	—	—

Change in net assets resulting from Class R5 capital transactions	31	— (a)	—	—

Class R6
Proceeds from shares issued	353,812	70,260	83,057	243,943
Distributions reinvested	18,024	9,623	18,708	17,611
Cost of shares redeemed	(56,168)	(27,445)	(199,682)	(82,938)

Change in net assets resulting from Class R6 capital transactions	315,668	52,438	(97,917)	178,616

Total change in net assets resulting from capital transactions	$651,552	$(100,642)	$(30,633)	$(706,760)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	129

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	15,139	10,041	128,767	176,710
Reinvested	469	338	14,043	13,807
Redeemed	(7,316)	(9,429)	(88,675)	(128,870)

Change in Class A Shares	8,292	950	54,135	61,647

Class C
Issued	2,621	2,723	16,903	26,585
Reinvested	309	298	6,110	10,109
Redeemed	(4,969)	(6,952)	(82,929)	(148,018)

Change in Class C Shares	(2,039)	(3,931)	(59,916)	(111,324)

Class I
Issued	26,172	33,090	86,981	111,133
Reinvested	1,971	1,531	16,013	18,517
Redeemed	(19,623)	(41,507)	(92,705)	(175,591)

Change in Class I Shares	8,520	(6,886)	10,289	(45,941)

Class R2
Issued	33	67	—	—
Reinvested	5	4	—	—
Redeemed	(40)	(60)	—	—

Change in Class R2 Shares	(2)	11	—	—

Class R3
Issued	4	36	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(2)	(2)	—	—

Change in Class R3 Shares	2	34	—	—

Class R4
Issued	40	18	—	—
Reinvested	1	1	—	—
Redeemed	(19)	(16)	—	—

Change in Class R4 Shares	22	3	—	—

Class R5
Issued	32	— (a)	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(29)	— (a)	—	—

Change in Class R5 Shares	3	— (a)	—	—

Class R6
Issued	15,695	3,722	7,264	23,202
Reinvested	807	511	1,635	1,724
Redeemed	(2,448)	(1,481)	(17,707)	(8,234)

Change in Class R6 Shares	14,054	2,752	(8,808)	16,692

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN FUNDS	OCTOBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2021	J.P. MORGAN FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Year Ended October 31, 2021	$19.27	$0.22	$4.50	$4.72	$(0.28)	$(0.14)	$(0.42)
Year Ended October 31, 2020	18.82	0.27	0.46	0.73	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.71	0.36	1.22	1.58	(0.47)	—	(0.47)
Year Ended October 31, 2018	18.63	0.31	(0.63)	(0.32)	(0.31)	(0.29)	(0.60)
Year Ended October 31, 2017	16.38	0.34	2.23	2.57	(0.32)	—	(0.32)

Class C
Year Ended October 31, 2021	18.94	0.11	4.41	4.52	(0.17)	(0.14)	(0.31)
Year Ended October 31, 2020	18.54	0.18	0.46	0.64	(0.24)	—	(0.24)
Year Ended October 31, 2019	17.47	0.27	1.19	1.46	(0.39)	—	(0.39)
Year Ended October 31, 2018	18.39	0.22	(0.63)	(0.41)	(0.22)	(0.29)	(0.51)
Year Ended October 31, 2017	16.20	0.25	2.20	2.45	(0.26)	—	(0.26)

Class I
Year Ended October 31, 2021	19.39	0.28	4.52	4.80	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2020	18.91	0.32	0.47	0.79	(0.31)	—	(0.31)
Year Ended October 31, 2019	17.79	0.41	1.22	1.63	(0.51)	—	(0.51)
Year Ended October 31, 2018	18.71	0.37	(0.65)	(0.28)	(0.35)	(0.29)	(0.64)
Year Ended October 31, 2017	16.45	0.38	2.23	2.61	(0.35)	—	(0.35)

Class R2
Year Ended October 31, 2021	19.14	0.14	4.45	4.59	(0.19)	(0.14)	(0.33)
Year Ended October 31, 2020	18.73	0.20	0.46	0.66	(0.25)	—	(0.25)
Year Ended October 31, 2019	17.64	0.30	1.20	1.50	(0.41)	—	(0.41)
Year Ended October 31, 2018	18.57	0.25	(0.62)	(0.37)	(0.27)	(0.29)	(0.56)
Year Ended October 31, 2017	16.36	0.28	2.22	2.50	(0.29)	—	(0.29)

Class R3
Year Ended October 31, 2021	19.34	0.20	4.50	4.70	(0.25)	(0.14)	(0.39)
Year Ended October 31, 2020	18.90	0.24	0.48	0.72	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.79	0.34	1.22	1.56	(0.45)	—	(0.45)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.88)	(0.86)	—	—	—

Class R4
Year Ended October 31, 2021	19.28	0.26	4.48	4.74	(0.31)	(0.14)	(0.45)
Year Ended October 31, 2020	18.81	0.30	0.47	0.77	(0.30)	—	(0.30)
Year Ended October 31, 2019	17.71	0.42	1.17	1.59	(0.49)	—	(0.49)
October 1, 2018 (j) through October 31, 2018	18.56	0.02	(0.87)	(0.85)	—	—	—

Class R5
Year Ended October 31, 2021	19.39	0.33	4.48	4.81	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2020	18.92	0.33	0.46	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2019	17.80	0.42	1.22	1.64	(0.52)	—	(0.52)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.87)	(0.85)	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)(h)	Portfolio turnover rate (including securities sold short) (d)(h)

$23.57	24.67%	$773,563	1.04	%(i)	0.97%	1.18	%(i)	101%	110%
19.27	3.94	472,779	1.03	(i)	1.45	1.19	(i)	105	116
18.82	9.08	443,776	1.05	(i)	2.00	1.26	(i)	111	139
17.71	(1.81)	344,414	1.06	(i)	1.67	1.28	(i)	108	131
18.63	15.88	305,300	1.04	(i)	1.96	1.29	(i)	83	95

23.15	24.02	519,020	1.54	(i)	0.49	1.68	(i)	101	110
18.94	3.44	463,256	1.54	(i)	0.95	1.69	(i)	105	116
18.54	8.54	526,390	1.55	(i)	1.49	1.76	(i)	111	139
17.47	(2.32)	511,863	1.56	(i)	1.18	1.78	(i)	108	131
18.39	15.29	406,887	1.54	(i)	1.45	1.79	(i)	83	95

23.72	24.96	2,760,026	0.79	(i)	1.23	0.93	(i)	101	110
19.39	4.25	2,091,223	0.78	(i)	1.71	0.93	(i)	105	116
18.91	9.36	2,170,359	0.80	(i)	2.25	1.00	(i)	111	139
17.79	(1.58)	1,855,964	0.82	(i)	1.95	1.03	(i)	108	131
18.71	16.12	1,611,736	0.79	(i)	2.14	1.02	(i)	83	95

23.40	24.16	6,946	1.41	(i)	0.61	1.45	(i)	101	110
19.14	3.55	5,724	1.40	(i)	1.09	1.46	(i)	105	116
18.73	8.69	5,394	1.42	(i)	1.64	1.56	(i)	111	139
17.64	(2.09)	3,658	1.39	(i)	1.35	1.56	(i)	108	131
18.57	15.50	2,441	1.29	(i)	1.58	1.62	(i)	83	95

23.65	24.47	932	1.16	(i)	0.86	1.18	(i)	101	110
19.34	3.85	720	1.15	(i)	1.22	1.26	(i)	105	116
18.90	8.97	50	1.17	(i)	1.83	1.44	(i)	111	139
17.79	(4.61)	19	1.23	(i)	1.08	1.38	(i)	108	131

23.57	24.77	1,377	0.91	(i)	1.12	0.93	(i)	101	110
19.28	4.13	688	0.90	(i)	1.59	0.95	(i)	105	116
18.81	9.20	631	0.92	(i)	2.29	1.02	(i)	111	139
17.71	(4.58)	19	0.98	(i)	1.33	1.13	(i)	108	131

23.73	25.00	89	0.76	(i)	1.43	0.81	(i)	101	110
19.39	4.23	22	0.75	(i)	1.73	0.97	(i)	105	116
18.92	9.39	21	0.78	(i)	2.27	1.00	(i)	111	139
17.80	(4.56)	19	0.73	(i)	1.58	0.88	(i)	108	131

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund (continued)
Class R6
Year Ended October 31, 2021	$19.38	$0.31	$4.52	$4.83	$(0.36)	$(0.14)	$(0.50)
Year Ended October 31, 2020	18.91	0.35	0.46	0.81	(0.34)	—	(0.34)
Year Ended October 31, 2019	17.79	0.43	1.22	1.65	(0.53)	—	(0.53)
November 1, 2017 (j) through October 31, 2018	18.74	0.37	(0.65)	(0.28)	(0.38)	(0.29)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(h)	The Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short.
(i)

The net expenses and expenses without waivers (excluding dividend expense for securities sold short) for Class A are 1.03% and 1.17% for the year ended October 31, 2021, 1.02% and 1.18% for the year ended October 31, 2020, 1.02% and 1.23% for the year ended October 31, 2019, 1.02% and 1.24% for the year ended October 31, 2018, 1.02% and 1.27% for the year ended October 31, 2017, Class C are 1.53% and 1.67% for the year ended October 31, 2021, 1.53% and 1.68% for the year ended October 31, 2020, 1.52% and 1.73% for the year ended October 31, 2019, 1.52% and 1.74% for the year ended October 31, 2018, 1.52% and 1.77% for the year ended October 31, 2017, Class I are 0.78% and 0.92% for the year ended October 31, 2021, 0.77% and 0.92% for the year ended October 31, 2020, 0.77% and 0.97% for the year ended October 31, 2019, 0.78% and 0.99% for the year ended October 31, 2018, 0.77% and 1.00% for the year ended October 31, 2017, Class R2 are 1.40% and 1.44% for the year ended October 31, 2021, 1.39% and 1.45% for the year ended October 31, 2020, 1.39% and 1.53% for the year ended October 31, 2019, 1.35% and 1.52% for the year ended October 31, 2018, 1.27% and 1.60% for the year ended October 31, 2017, Class R3 are 1.15% and 1.17% for the year ended October 31, 2021, 1.14% and 1.25% for the year ended October 31, 2020, 1.14% and 1.41% for the year ended October 31, 2019, 1.19% and 1.34% for the period ended October 31, 2018, Class R4 are 0.90% and 0.92% for the year ended October 31, 2021, 0.89% and 0.94% for the year ended October 31, 2020, 0.89% and 0.99% for the year ended October 31, 2019, 0.94% and 1.09% for the period ended October 31, 2018, Class R5 are 0.75% and 0.80% for the year ended October 31, 2021, 0.74% and 0.96% for the year ended October 31, 2020, 0.75% and 0.97% for the year ended October 31, 2019, 0.69% and 0.84% for the period ended October 31, 2018, and Class R6 are 0.65% and 0.67% for the year ended October 31, 2021, 0.64% and 0.67% for the year ended October 31, 2020, 0.64% and 0.72% for the year ended October 31, 2019, 0.64% and 0.74% for the period ended October 31, 2018, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)(h)	Portfolio turnover rate (including securities sold short) (d)(h)

$23.71	25.13%	$1,060,644	0.66	%(i)	1.36%	0.68	%(i)	101%	110%
19.38	4.34	594,754	0.65	(i)	1.83	0.68	(i)	105	116
18.91	9.50	528,192	0.67	(i)	2.35	0.75	(i)	111	139
17.79	(1.58)	841,967	0.68	(i)	2.02	0.78	(i)	108	131

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Income Builder Fund
Class A
Year Ended October 31, 2021	$10.21	$0.40	$1.42	$1.82	$(0.41)	$—	$(0.41)
Year Ended October 31, 2020	10.73	0.38	(0.49)	(0.11)	(0.39)	(0.02)	(0.41)
Year Ended October 31, 2019	10.13	0.41	0.60	1.01	(0.41)	—	(0.41)
Year Ended October 31, 2018	10.62	0.42	(0.48)	(0.06)	(0.43)	—	(0.43)
Year Ended October 31, 2017	9.95	0.41	0.67	1.08	(0.41)	—	(0.41)

Class C
Year Ended October 31, 2021	10.19	0.34	1.40	1.74	(0.35)	—	(0.35)
Year Ended October 31, 2020	10.70	0.32	(0.47)	(0.15)	(0.34)	(0.02)	(0.36)
Year Ended October 31, 2019	10.10	0.36	0.60	0.96	(0.36)	—	(0.36)
Year Ended October 31, 2018	10.59	0.37	(0.49)	(0.12)	(0.37)	—	(0.37)
Year Ended October 31, 2017	9.92	0.36	0.67	1.03	(0.36)	—	(0.36)

Class I
Year Ended October 31, 2021	10.23	0.41	1.42	1.83	(0.42)	—	(0.42)
Year Ended October 31, 2020	10.74	0.39	(0.48)	(0.09)	(0.40)	(0.02)	(0.42)
Year Ended October 31, 2019	10.14	0.43	0.60	1.03	(0.43)	—	(0.43)
Year Ended October 31, 2018	10.63	0.44	(0.49)	(0.05)	(0.44)	—	(0.44)
Year Ended October 31, 2017	9.96	0.43	0.67	1.10	(0.43)	—	(0.43)

Class R6
Year Ended October 31, 2021	10.23	0.42	1.42	1.84	(0.43)	—	(0.43)
Year Ended October 31, 2020	10.74	0.40	(0.48)	(0.08)	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2019	10.14	0.43	0.61	1.04	(0.44)	—	(0.44)
November 1, 2017 (f) through October 31, 2018	10.64	0.46	(0.51)	(0.05)	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.62	17.94%	$5,328,533	0.75%	3.47%	1.02%	72%
10.21	(1.01)	4,132,310	0.74	3.65	1.02	64
10.73	10.20	3,678,891	0.74	3.90	1.05	48
10.13	(0.67)	3,386,949	0.75	4.02	1.07	59
10.62	11.11	3,731,312	0.75	4.02	1.08	52

11.58	17.18	2,146,228	1.25	2.95	1.52	72
10.19	(1.42)	2,497,469	1.24	3.16	1.52	64
10.70	9.67	3,814,158	1.24	3.43	1.55	48
10.10	(1.17)	4,114,927	1.25	3.52	1.57	59
10.59	10.58	4,609,784	1.25	3.53	1.59	52

11.64	18.08	5,728,166	0.60	3.61	0.76	72
10.23	(0.76)	4,930,991	0.59	3.80	0.77	64
10.74	10.35	5,672,266	0.59	4.08	0.80	48
10.14	(0.52)	4,445,260	0.60	4.17	0.81	59
10.63	11.26	4,448,619	0.60	4.15	0.83	52

11.64	18.18	476,037	0.51	3.69	0.51	72
10.23	(0.68)	508,648	0.51	3.90	0.52	64
10.74	10.44	354,830	0.51	4.15	0.55	48
10.14	(0.51)	212,657	0.50	4.37	0.57	59

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.

The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

138	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Funds at October 31, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$306	$4,148	$4,454
Collateralized Mortgage Obligations
United States	—	4,241	1,276	5,517
Commercial Mortgage-Backed Securities
United States	—	8,615	1,199	9,814
Common Stocks
Argentina	2,386	—	—	2,386
Australia	—	29,351	—	29,351
Austria	—	6,414	—	6,414
Belgium	1,484	21,004	—	22,488
Brazil	11,967	93	—	12,060
Canada	25,645	—	—	25,645
Chile	1,663	78	—	1,741
China	28,376	297,753	—	326,129
Denmark	85	61,186	—	61,271
Finland	—	28,331	—	28,331
France	82	128,381	—	128,463
Germany	34	119,990	—	120,024
Greece	—	1,746	—	1,746
Hong Kong	51	30,879	—	30,930
India	32,670	—	—	32,670
Indonesia	—	18,969	—	18,969
Ireland	6,631	1,016	—	7,647
Israel	342	703	—	1,045

OCTOBER 31, 2021	J.P. MORGAN FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Italy	$3,339	$17,392	$—		$20,731
Japan	69	70,088	—		70,157
Jordan	—	57	—		57
Luxembourg	—	3,557	—		3,557
Macau	—	1,150	—		1,150
Mexico	23,003	—	—		23,003
Netherlands	216	45,654	—		45,870
New Zealand	—	579	—		579
Norway	45	3,170	—		3,215
Peru	5,197	—	—		5,197
Poland	3,421	29	—		3,450
Portugal	58	213	—		271
Russia	23,888	18,132	—		42,020
Singapore	69	7,599	—		7,668
South Africa	6,906	12,512	—		19,418
South Korea	1,257	73,399	—		74,656
Spain	13,473	5,592	—		19,065
Sweden	1,708	35,081	—		36,789
Switzerland	250	105,215	—		105,465
Taiwan	43,238	42,342	—		85,580
Tanzania, United Republic of	—	846	—		846
Thailand	9,718	—	—		9,718
Turkey	4,247	—	—		4,247
United Arab Emirates	—	—	—	(a)	—	(a)
United Kingdom	4,048	86,236	—		90,284
United States	1,881,647	33,575	328		1,915,550

Total Common Stocks	2,137,213	1,308,312	328		3,445,853

Convertible Preferred Stocks	—	—	603		603
Corporate Bonds	—	746,123	—		746,123
Exchange-Traded Funds	26,307	—	—		26,307
Foreign Government Securities	—	520,219	—		520,219
Loan Assignments
United States	—	794	609		1,403
Options Purchased
Call Options Purchased	10,431	—	—		10,431
Preferred Stocks	—	—	46		46
Rights	—	—	24		24
Supranational	—	5,036	—		5,036
U.S. Treasury Obligations	—	60,124	—		60,124
Warrants
France	—	1,127	—		1,127
Switzerland	—	16,494	683		17,177
United Kingdom	—	—	18		18
United States	—	—	8		8

Total Warrants	—	17,621	709		18,330

Short-Term Investments
Investment Companies	207,109	—	—		207,109
Investment of Cash Collateral from Securities Loaned	77,299	—	—		77,299

Total Short-Term Investments	284,408	—	—		284,408

Total Investments in Securities	$2,458,359	$2,671,391	$8,942		$5,138,692

140	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Liabilities
Common Stocks	$(11,976)	$—	$—	$(11,976)

Total Liabilities in Securities Sold Short	$(11,976)	$—	$—	$(11,976)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$12,951	$—	$12,951
Futures Contracts	22,699	—	—	22,699
Swaps	—	2,422	—	2,422
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(5,827)	—	(5,827)
Futures Contracts	(33,807)	—	—	(33,807)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(11,108)	$9,546	$—	$(1,562)

(a)	Value is zero.

Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$—	$1,952		$1,952
United States	—	94,950	109,410		204,360

Total Asset-Backed Securities	—	94,950	111,362		206,312

Collateralized Mortgage Obligations
Bermuda	—	—	3,010		3,010
United States	—	460,318	88,741		549,059

Total Collateralized Mortgage Obligations	—	460,318	91,751		552,069

Commercial Mortgage-Backed Securities
United States	—	203,621	270,236		473,857
Common Stocks
Australia	—	147,947	—		147,947
Austria	—	16,730	—		16,730
Belgium	6,949	43,023	—		49,972
Brazil	12,423	4,180	—		16,603
Canada	277,163	—	—		277,163
Cayman Islands	—	—	—	(a)	—	(a)
Chile	2,110	—	—		2,110
China	3,709	237,960	—		241,669
Denmark	—	50,586	—		50,586
Finland	—	61,259	—		61,259
France	—	175,550	—		175,550
Germany	—	246,517	—		246,517
Hong Kong	—	75,322	—		75,322
India	37,669	36,326	—		73,995
Indonesia	—	40,369	—		40,369
Ireland	—	3,860	—		3,860
Italy	685	76,710	—		77,395
Japan	17,749	204,765	—		222,514
Mexico	55,847	—	—		55,847
Netherlands	5,370	82,447	—		87,817

OCTOBER 31, 2021	J.P. MORGAN FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New Zealand	$—	$15,247	$—	$15,247
Norway	2,818	29,932	—	32,750
Portugal	3,460	6,564	—	10,024
Russia	21,595	50,518	—	72,113
Saudi Arabia	10,581	—	—	10,581
Singapore	1,396	44,678	—	46,074
South Africa	15,922	5,803	—	21,725
South Korea	5,443	67,646	—	73,089
Spain	36,385	91,612	—	127,997
Sweden	—	78,969	—	78,969
Switzerland	—	197,332	—	197,332
Taiwan	6,292	157,209	—	163,501
Thailand	7,010	—	—	7,010
United Kingdom	28,621	290,351	—	318,972
United States	2,463,062	59,293	8,968	2,531,323

Total Common Stocks	3,022,259	2,598,705	8,968	5,629,932

Convertible Bonds
Australia	—	3,442	—	3,442
Cameroon	—	486	—	486
China	—	5,132	—	5,132
Germany	—	902	—	902
Israel	—	1,558	—	1,558
New Zealand	—	728	—	728
Spain	—	1,358	—	1,358
United Kingdom	—	4,104	—	4,104
United States	—	34,690	1,869	36,559
Vietnam	—	583	—	583

Total Convertible Bonds	—	52,983	1,869	54,852

Convertible Preferred Stocks
United States	19,289	—	7,671	26,960
Corporate Bonds
Australia	—	21,150	—	21,150
Austria	—	1,355	—	1,355
Azerbaijan	—	4,488	—	4,488
Bahrain	—	1,260	—	1,260
Belarus	—	706	—	706
Belgium	—	2,889	—	2,889
Brazil	—	5,435	—	5,435
Canada	—	178,547	—	178,547
Cayman Islands	—	916	—	916
Chile	—	2,922	—	2,922
China	—	61,438	—	61,438
Colombia	—	3,488	—	3,488
Costa Rica	—	790	—	790
Finland	—	10,665	—	10,665
France	—	86,858	—	86,858
Germany	—	4,207	—	4,207
Greece	—	197	—	197
Guatemala	—	1,170	—	1,170
Hong Kong	—	11,054	—	11,054
India	—	24,699	—	24,699
Indonesia	—	22,767	—	22,767
Ireland	—	15,983	—	15,983

142	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Israel	$—	$436	$—	$436
Italy	—	23,067	—	23,067
Japan	—	10,962	—	10,962
Kazakhstan	—	7,566	—	7,566
Luxembourg	—	48,309	—	48,309
Macau	—	2,765	—	2,765
Mexico	—	19,056	—	19,056
Morocco	—	1,234	—	1,234
Netherlands	—	36,311	—	36,311
Norway	—	3,223	—	3,223
Panama	—	1,640	—	1,640
Paraguay	—	303	—	303
Peru	—	1,807	—	1,807
Philippines	—	8,180	—	8,180
Qatar	—	725	—	725
Saudi Arabia	—	1,970	—	1,970
South Africa	—	1,118	—	1,118
South Korea	—	1,869	—	1,869
Spain	—	12,330	—	12,330
Sweden	—	3,344	—	3,344
Switzerland	—	95,460	—	95,460
Thailand	—	5,499	—	5,499
Trinidad and Tobago	—	1,723	—	1,723
Tunisia	—	265	—	265
Turkey	—	686	—	686
United Arab Emirates	—	719	—	719
United Kingdom	—	118,176	—	118,176
United States	—	3,796,454	640	3,797,094

Total Corporate Bonds	—	4,668,181	640	4,668,821

Equity-Linked Notes	—	994,570	—	994,570
Foreign Government Securities	—	185,548	—	185,548
Loan Assignments
Canada	—	1,287	—	1,287
France	—	3,329	—	3,329
Ireland	—	139	—	139
Luxembourg	—	12,561	—	12,561
Netherlands	—	1,180	—	1,180
United Kingdom	—	823	—	823
United States	—	294,521	3,411	297,932

Total Loan Assignments	—	313,840	3,411	317,251

Mortgage-Backed Securities	—	1,070	—	1,070
Preferred Stocks
United States	91,340	—	2,648	93,988
Rights	—	—	678	678
U.S. Government Agency Securities	—	3,434	—	3,434
U.S. Treasury Obligations	—	42,309	—	42,309
Warrants
United Kingdom	—	5	927	932
United States	1,577	—	65	1,642

Total Warrants	1,577	5	992	2,574

OCTOBER 31, 2021	J.P. MORGAN FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Certificates of Deposit	$—	$426	$—	$426
Commercial Paper	—	406	—	406
Investment Companies	264,537	—	—	264,537
Investment of Cash Collateral from Securities Loaned	238,941	—	—	238,941

Total Short-Term Investments	503,478	832	—	504,310

Total Investments in Securities	$3,637,943	$9,620,366	$500,226	$13,758,535

Appreciation in Other Financial Instruments
Futures Contracts	$216	$—	$—	$216
Depreciation in Other Financial Instruments
Futures Contracts	(37,001)	—	—	(37,001)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(36,785)	$—	$—	$(36,785)

(a)	Amount rounds to less than one thousand.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

Global Allocation Fund	Balance as of October 31, 2020		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2021
Investments in Securities:
Asset-Backed Securities	$24,115		$469	$(625)	$36	$—	$(19,847)	$—	$—	$4,148
Collateralized Mortgage Obligations	32,785		326	201	4	—	(31,417)	—	(623)	1,276
Commercial Mortgage-Backed Securities	22,520		275	432	2	—	(22,030)	—	—	1,199
Common Stocks	321		(19)	84	—	—	(42)	—	(16)	328
Convertible Bonds	—	(a)	(163)	163	—	—	— (b)	—	—	—
Convertible Preferred Stocks	415		79	211	—	—	(102)	—	—	603
Corporate Bonds	115		(35)	37	—	—	(117)	—	—	—
Loan Assignments	1,036		—	(132)	6	586	(887)	—	—	609
Preferred Stocks	45		— (b)	7	—	—	(6)	—	—	46
Rights	19		— (b)	5	—	—	—	—	—	24
Warrants	31		5	(123)	—	876	(80)	—	—	709

Total	$81,402		$937	$260	$48	$1,462	$(74,528)	$—	$(639)	$8,942

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2021, which were valued using significant unobservable inputs (level 3), amounted to $274. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

144	J.P. MORGAN FUNDS	OCTOBER 31, 2021

There were no significant transfers into or out of level 3 for the year ended October 31, 2021.

Income Builder Fund	Balance as of October 31, 2020		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2021
Investments in Securities:
Asset-Backed Securities	$248,311		$2,842	$(3,701)	$695	$7,330	$(149,674)	$7,000	$(1,441)	$111,362
Collateralized Mortgage Obligations	202,468		588	2,255	(2)	23,574	(124,887)	3,799	(16,044)	91,751
Commercial Mortgage-Backed Securities	72,537		160	11,055	522	156,174	(12,122)	42,221	(311)	270,236
Common Stocks	7,496		(181)	3,568	—	—	(1,170)	—	(745)	8,968
Convertible Bonds	—	(a)	(2,522)	2,512	—	1,882	(3)	—	—	1,869
Convertible Preferred Stocks	5,308		987	2,653	—	—	(1,277)	—	—	7,671
Corporate Bonds	4,201		— (a)	618	—	1	(4,180)	—	—	640
Loan Assignments	7,495		—	(854)	26	804	(4,060)	—	—	3,411
Preferred Stocks	2,623		19	424	—	—	(418)	—	—	2,648
Rights	531		—	147	—	—	—	—	—	678
Warrants	809		—	2,112	—	—	(1,929)	—	—	992

Total	$551,779		$1,893	$20,789	$1,241	$189,765	$(299,720)	$53,020	$(18,541)	$500,226

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2021, which were valued using significant unobservable inputs (level 3), amounted to $24,037. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

There were no significant transfers into or out of level 3 for the year ended October 31, 2021.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at October 31, 2021		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$	—(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x(5.0x)
				Liquidity Discount	30.00% (30.00%)

Common Stocks		—(b)

		1	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stocks		1

		109,412	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (7.98%)
				Constant Default Rate	0.00% - 10.40% (2.72%)
				Yield (Discount Rate of Cash Flows)	0.61% - 6.50% (2.68%)

Asset-Backed Securities		109,412

		91,751	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 38.57% (20.86%)
				Constant Default Rate	0.00% - 5.60% (0.06%)
				Yield (Discount Rate of Cash Flows)	1.94% - 8.71% (3.49%)

Collateralized Mortgage Obligations		91,751

		268,762	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.25%)
				Constant Default Rate	0.00% - 5.00% (0.01%)
				Yield (Discount Rate of Cash Flows)	1.87% - 12.02% (5.25%)

Commercial Mortgage-Backed Securities		268,762

		3,411	Terms of Restructuring	Expected Recovery	10.90% - 100.00% (99.56%)

Loan Assignments		3,411

		65	Market Comparable Companies	EBITDA Multiple (c)	4.8x (4.8x)

Warrants		65

Total		$473,402

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At October 31, 2021, the value of these investments was $26,824. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of October 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against

146	J.P. MORGAN FUNDS	OCTOBER 31, 2021

fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Unfunded Commitments — The Funds entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.

At October 31, 2021, Income Builder Fund had the following loan commitments outstanding in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower:

					Unfunded Commitment		Funded Commitment		Total Commitment
	Security Description	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Income Builder Fund	DexKo Global Inc., Delayed Draw Term Loan B1	10/04/2028	0.000%	0.000%	$899	$898	$—	$—	$899	$898
	Moran Foods LLC, 1st Lien Term Loan B	04/01/2023	3.000	0.000	483	483	—	—	483	483
	Option Care Health, Inc., 1st Lien Term Loan B	10/27/2028	0.000	3.250	147	147	88	88	235	235
	Tekni-Plex, Inc., Delayed Draw Term Loan B	09/15/2028	4.000	4.500	35	35	24	24	59	59
	Traeger Grills, Delayed Draw Term Loan	06/29/2028	1.750	0.000	64	64	—	—	64	64

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Funds may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund’s transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities.

The Funds had when-issued securities, delayed delivery securities or forward commitments outstanding as of October 31, 2021, which are shown as a Payable for Investment securities purchased — delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at October 31, 2021 are detailed on the SOIs.

F. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL

OCTOBER 31, 2021	J.P. MORGAN FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to counterparty (not less than zero)
Global Allocation Fund	$74,669	$(74,669)	$—
Income Builder Fund	230,342	(230,342)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended October 31, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Global Allocation Fund	$8
Income Builder Fund	15

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

148	J.P. MORGAN FUNDS	OCTOBER 31, 2021

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Global Allocation Fund

	For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Large Cap Value Fund Class R6 Shares (a)	$—	$45,000	$47,124	$2,124		$—	$—	—	$—		$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	139,690	3,257,177	3,189,712	(34)		(12)	207,109	207,005	158		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	64,026	591,001	586,750	(21	)*	6	68,262	68,262	103	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	9,113	260,118	260,194	—		—	9,037	9,037	3	*	—

Total	$212,829	$4,153,296	$4,083,780	$2,069		$(6)	$284,408		$264		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Income Builder Fund

	For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$67,470	$933,078	$945,286	$(6)	$5	$55,261	55,234	$64		$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	446,873	6,262,835	6,500,390	22	(64)	209,276	209,171	210		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	143,007	662,001	591,000	(48)*	27	213,987	213,986	204	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	16,419	338,255	329,720	—	—	24,954	24,954	6	*	—

Total	$673,769	$8,196,169	$8,366,396	$(32)	$(32)	$503,478		$484		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

I. Derivatives — The Funds used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes I(1) — I(4) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.

150	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — The Funds used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Global Allocation Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of its investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Global Allocation Fund engaged in various swap transactions to manage total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash

OCTOBER 31, 2021	J.P. MORGAN FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund’s OTC swap contracts are subject to master netting arrangements.

Total Return Basket Swaps

Global Allocation Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swaps on the Statements of Operations.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consists of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of October 31, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	Global Allocation Fund	Income Builder Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$16,036	$216
Purchased Options at Market Value	10,431	—
Unrealized Depreciation on Futures Contracts*	(8,334)	(3,641)
Swaps at Value (Assets)	2,250	—

Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	4,475	—
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	12,951	—
Unrealized Depreciation on Futures Contracts*	(19,739)	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(5,827)	—

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	2,188	—
Unrealized Depreciation on Futures Contracts*	(5,734)	(33,360)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(11,108)	(36,785)
Swaps at Value	2,250	—
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	7,124	—
Purchased Options at Market Value	10,431	—

152	J.P. MORGAN FUNDS	OCTOBER 31, 2021

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2021, by primary underlying risk exposure:

	Global Allocation Fund	Income Builder Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$72,310	$(25,979)
Purchased Options	17,885	—
Swap Contracts	4,705	—
Written Options	13	—

Foreign Exchange Rate Risk Exposure:
Futures Contracts	(13,286)	(17,143)
Forward Foreign Currency Exchange Contracts	15,404	—

Interest Rate Risk Exposure:
Futures Contracts	5,058	(43,994)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	9,802	10,162
Swap Contracts	3,060	—
Purchased Options	2,417	—

Foreign Exchange Rate Risk Exposure:
Futures Contracts	(11,986)	607
Forward Foreign Currency Exchange Contracts	6,440	—

Interest Rate Risk Exposure:
Futures Contracts	(4,536)	(19,802)

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Global Allocation Fund	Income Builder Fund
Futures Contracts — Equity:
Average Notional Balance Long	$334,036	$35,121
Average Notional Balance Short	444,238	122,067
Ending Notional Balance Long	409,750	7,143
Ending Notional Balance Short	662,004	166,812

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	$828,463	$124,001	(a)
Average Notional Balance Short	—	285,912	(b)
Ending Notional Balance Long	926,962	—

Futures Contracts — Interest Rate:
Average Notional Balance Long	$495,391	$1,819,298
Average Notional Balance Short	237,229	—
Ending Notional Balance Long	327,965	1,866,833
Ending Notional Balance Short	187,825	—

OCTOBER 31, 2021	J.P. MORGAN FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

	Global Allocation Fund	Income Builder Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$200,902	$—
Average Settlement Value Sold	704,563	—
Ending Settlement Value Purchased	686,749	—
Ending Settlement Value Sold	1,442,353	—

Exchange-Traded Options:
Average Number of Contracts Purchased	2,409	—
Ending Number of Contracts Purchased	475	—

Total Return Basket Swaps:
Average Notional Balance Long	$49,026	—
Ending Notional Balance Long	81,078	—

(a)	For the period November 1, 2020 through November 30, 2020.
(b)	For the period November 1, 2020 through July 31, 2021.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding options, non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB, an affiliate of the Funds. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

Global Allocation Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of October 31, 2021 are as follows:

Fund Counterparty	Value of swap contracts	Collateral amount
Bank of America, NA	$2,250	$(2,520)

The Funds’ derivatives contracts held at October 31, 2021 are not accounted for as hedging instruments under GAAP.

J. Equity-Linked Notes — Income Builder Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM I, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of October 31, 2021, Income Builder Fund had outstanding ELNs as listed on the SOI.

K. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense

154	J.P. MORGAN FUNDS	OCTOBER 31, 2021

to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2021, Global Allocation Fund had outstanding short sales as listed on its SOI.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

M. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2021 are as follows:

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Global Allocation Fund
Transfer agency fees	$26	$26	$29	$2	$—	(a)	$—	(a)	$—	(a)	$8	$91

Income Builder Fund
Transfer agency fees	136	86	72	n/a	n/a		n/a		n/a		7	301

(a)	Amount rounds to less than one thousand.

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

O. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

P. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly for Income Builder Fund and declared and paid at least quarterly for Global Allocation Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Global Allocation Fund	$—	$33,860	$(33,860)
Income Builder Fund	(5,880)	26,671	(20,791)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in passive foreign investment companies (“PFICs”) and investments in debt instruments.

Q. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.55%
Income Builder Fund	0.42

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2021, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of each fund do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Global Allocation Fund	$74	$—	(a)
Income Builder Fund	270	1

(a)	Amount rounds to less than one thousand.

156	J.P. MORGAN FUNDS	OCTOBER 31, 2021

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Global Allocation Fund	1.03%	1.53%	0.78%	1.40%	1.15%	0.90%	0.75%	0.65%
Income Builder Fund	0.75	1.25	0.60	n/a	n/a	n/a	n/a	0.52
The expense limitation agreements were in effect for the year ended October 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the year ended October 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$315	$206	$4,622	$5,143	$7
Income Builder Fund	—	—	27,231	27,231	1,113

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2021 were as follows:

Global Allocation Fund	$316
Income Builder Fund	567

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

During the year ended October 31, 2021, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2021, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$4,956,415	$4,339,405	$47,815	$39,909	$389,555	$409,113
Income Builder Fund	9,204,327	9,103,270	41,061	63,245	—	—

During the year ended October 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2021 were as follows:

	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund*	$4,309,342	$938,069	$122,429	$815,640
Income Builder Fund	12,518,958	1,459,175	256,383	1,202,792

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in debt instruments, investments in futures contracts, investments in PFICs, investments in forward foreign currency contacts and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2021 was as follows:

	Ordinary Income*	Total Distributions Paid
Global Allocation Fund	$90,953	$90,953
Income Builder Fund	472,316	472,316

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$59,614	$—	$59,614
Income Builder Fund	475,631	19,434	495,065

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Allocation Fund	$273,071	$164,979	$710,312
Income Builder Fund	238,271	382,673	1,188,283

The cumulative timing differences primarily consist of investments in debt instruments, investments in forward foreign currency contracts, investments in futures contracts, investments in PFICs, straddle loss deferrals and wash sale loss deferrals.

158	J.P. MORGAN FUNDS	OCTOBER 31, 2021

During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Income Builder Fund	58,583	16,732

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended October 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended October 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—%	2	21.7%
Income Builder Fund	1	16.7	3	32.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as

OCTOBER 31, 2021	J.P. MORGAN FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

Global Allocation Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2021, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Funds do not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Funds to risks of mispricing or improper valuation.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

160	J.P. MORGAN FUNDS	OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	161

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	124	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	124	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	124	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952); Trustee of the Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	124	None

162	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	124	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	124	None

Marilyn McCoy (1948); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	124	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	124	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo* (1946); Trustee of the Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	124	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2021	J.P. MORGAN FUNDS	163

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (124 funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

164	J.P. MORGAN FUNDS	OCTOBER 31, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	165

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2021, and continued to hold your shares at the end of the reporting period, October 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual	$1,000.00	$1,029.10	$5.32	1.04%
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	1,026.60	7.87	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class I
Actual	1,000.00	1,030.60	4.04	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R2
Actual	1,000.00	1,027.00	7.20	1.41
Hypothetical	1,000.00	1,018.10	7.17	1.41
Class R3
Actual	1,000.00	1,028.80	5.93	1.16
Hypothetical	1,000.00	1,019.36	5.90	1.16
Class R4
Actual	1,000.00	1,029.60	4.66	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
Class R5
Actual	1,000.00	1,030.80	3.89	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class R6
Actual	1,000.00	1,031.30	3.38	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66

166	J.P. MORGAN FUNDS	OCTOBER 31, 2021

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

JPMorgan Income Builder Fund
Class A
Actual	$1,000.00	$1,029.10	$3.84	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class C
Actual	1,000.00	1,025.70	6.38	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class I
Actual	1,000.00	1,029.80	3.07	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R6
Actual	1,000.00	1,030.30	2.61	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2021	J.P. MORGAN FUNDS	167

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which the Funds may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessment as compared to the Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees

168	J.P. MORGAN FUNDS	OCTOBER 31, 2021

also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to each Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to each Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to each Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser and the Adviser, earn fees from each Fund and/or Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for each Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems,

OCTOBER 31, 2021	J.P. MORGAN FUNDS	169

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for each Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared for the certain Funds by the independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Allocation Fund’s performance for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020.. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and the Universe, for both the one- and three-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Income Builder Fund’s performance for Class A shares was in the fourth, third and third quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that performance for Class I shares was in the third, second and second quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that performance for Class R6 shares was in the fourth and third quintiles based upon the Peer Group, for the one- and three-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe, for both the one- and three-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis

170	J.P. MORGAN FUNDS	OCTOBER 31, 2021

and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Allocation Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for

Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

The Trustees noted that the Income Builder Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that net advisory fee and actual total expenses for Class I shares were both in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund may invest.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	171

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2021:

Dividend Received Deduction
JPMorgan Global Allocation Fund	17.75%
JPMorgan Income Builder Fund	12.28

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2021:

Qualified Dividend Income
JPMorgan Global Allocation Fund	$44,809
JPMorgan Income Builder Fund	161,817

172	J.P. MORGAN FUNDS	OCTOBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of the Trust, including the Funds.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee

Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

OCTOBER 31, 2021	J.P. MORGAN FUNDS	173

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. October 2021	AN-IB-GAL-1021

Annual Report

J.P. Morgan Funds

October 31, 2021

JPMorgan Emerging Markets Strategic Debt Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 6, 2021 (Unaudited)

Dear Shareholders,

Equity markets largely rewarded investors with strong returns amid a global economic rebound in 2021 that withstood the emergence and spread of Covid variants, strained supply chains and accelerating inflation. Despite uneven progress against the pandemic, continued monetary and fiscal support helped bolster corporate profits and consumer spending throughout the twelve months ended October 21, 2021.

“Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals.” — Andrea L. Lisher

While leading central banks maintain accommodative policies throughout the period, select emerging market nations – particularly Brazil — raised interest rates and the U.S. Federal Reserve (the “Fed”) laid out a potential timetable for winding down its asset purchasing program and raising interest rates for the first time since the start of the pandemic. While the Fed initially insisted that price inflation fueled by the reopening of the global economy would likely be temporary, by the end of the period Fed officials conceded that inflation was stronger and more persistent than expected.

By the end of the period – and in subsequent weeks – financial market volatility increased amid investor uncertainty about the ongoing pandemic and concerns about the potential for the Fed to move more quickly to raise interest rates in the face of accelerating inflation. However, economic data point toward a continued rebound in the global economy into 2022.

Regardless of the macro-economic backdrop, J.P. Morgan Asset Management will continue to provide investors with innovative solutions and risk management strategies to seek to help investors build durable portfolios and meet their investment goals. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2021	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	5.48%
J.P. Morgan Emerging Markets Bond Index Global Diversified	4.41%
Emerging Markets Strategic Debt Composite Benchmark**	3.54%

Net Assets as of 10/31/2021 (In Thousands)	$605,982
Duration as of 10/31/2021	6.2 years

INVESTMENT OBJECTIVE***

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Emerging markets debt generally provided positive returns but continued to underperform emerging markets equity throughout the period. Within emerging markets, U.S. dollar-denominated debt largely outperformed local currency debt.

The economic rebound from 2020 unleashed a surge in global demand for commodities that helped bolster prices for emerging markets debt. Additionally, low yields on developed market sovereign debt fueled investor appetite for higher yields in emerging markets. However, investors began to pivot away from the highest yielding emerging markets debt halfway through the period.

Generally, emerging markets debt returns narrowed in the second half of the period amid uneven progress against the pandemic, inflationary pressure and investor concerns over the growth outlook for China’s economy. While stronger commodities prices supported debt prices in select emerging markets nations, accelerating inflation and supply chain disruptions had acute economic impacts that weighed on sovereign debt in particular across emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive performance and outperformed both the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”) and the Emerging Markets Strategic Debt Composite Benchmark (the “Composite Benchmark”) for the twelve months ended October 31, 2021.

Relative to the Index, the Fund’s country allocations and overall security selection were leading contributors to performance.

The Fund’s allocation to U.S. dollar-denominated emerging market sovereign and corporate bonds also contributed to relative performance. At the country level, the Fund’s positions in Mexico and Peru helped performance in the period. Mexico’s economy benefited from rising global oil and gas prices, while Peruvian bonds rebounded during the period amid rising prices for copper, its leading export. The Fund’s exposure to Ethiopia and Turkey detracted from relative performance amid an expanding civil war in Ethiopia’s Tigray region and decline in the relative value of the Turkish lira.

The Fund’s positioning in local currency sovereign bonds detracted from performance, notably bonds issued by Kazakhstan, Brazil and Chile. Bonds in Kazakhstan were hurt by accelerating inflation, while central banks in both Brazil and Chile raised interest rates significantly, which hurt local currency bonds.

Relative to the Composite Benchmark, the Fund’s allocation to U.S. dollar-denominated emerging markets debt contributed to performance, while the Fund’s allocation to local currency-denominated debt detracted from performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers maintained a shorter duration position relative to the Index. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

The Fund also increased its position in U.S. dollar-denominated sovereign bonds and maintained smaller allocations to U.S. dollar-denominated corporate debt and local currency-denominated bonds.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2021

PORTFOLIO COMPOSITION BY SECURITY TYPE AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Foreign Government Securities	63.6%
Corporate Bonds	33.4
Others (each less than 1.0%)	0.0	(a)
Short-Term Investments	3.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF OCTOBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Mexico	10.8%
Brazil	6.7
Ukraine	4.9
Egypt	4.1
Dominican Republic	4.0
South Africa	3.7
Colombia	3.3
Indonesia	3.1
Nigeria	2.9
China	2.7
Oman	2.4
Chile	2.4
Kazakhstan	2.3
Saudi Arabia	2.3
Romania	2.0
Bahrain	1.9
Turkey	1.9
Kenya	1.8
Ecuador	1.8
Panama	1.7
Paraguay	1.6
United Arab Emirates	1.6
Russia	1.5
Iraq	1.5
Ghana	1.5
Morocco	1.5
Argentina	1.4
Pakistan	1.4
Sri Lanka	1.3
Angola	1.3
Peru	1.3
Serbia	1.2
Ivory Coast	1.1
Jamaica	1.1
Philippines	1.0
Others (each less than 1.0%)	10.0
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Emerging Markets Strategic Debt Composite Benchmark is made up of an equally weighted average of the J.P. Morgan Emerging Markets Bond Index Global Diversified, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	Amount rounds to less than 0.1% of total investments.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
With Sales Charge*		1.25%	1.94%	(0.90)%
Without Sales Charge		5.24	2.72	(0.50)
CLASS C SHARES	June 29, 2012
With CDSC**		3.61	2.19	(0.92)
Without CDSC		4.61	2.19	(0.92)
CLASS I SHARES	June 29, 2012	5.48	2.96	(0.26)
CLASS R2 SHARES	June 29, 2012	4.94	2.45	(0.75)
CLASS R6 SHARES	June 29, 2012	5.81	3.24	0.01

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 10/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 30, 2016, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and Emerging Markets Strategic Debt Composite Benchmark from June 29, 2012 to October 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the Emerging Markets Strategic Debt Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds and Eurobonds. The diversified index limits the exposure of some of the larger countries. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2021

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Foreign Government Securities — 62.3%

Angola — 1.2%

Republic of Angola

9.50%, 11/12/2025 (a)		1,100	1,187

8.00%, 11/26/2029 (b)		3,610	3,576

9.38%, 5/8/2048 (a)		2,806	2,776

			7,539

Argentina — 1.4%

Argentine Republic

1.00%, 7/9/2029		415	150

0.50%, 7/9/2030 (c)		5,717	1,958

1.13%, 7/9/2035 (c)		13,520	4,151

2.00%, 1/9/2038 (c)		1,979	724

2.50%, 7/9/2041 (c)		4,050	1,387

			8,370

Armenia — 0.3%

Republic of Armenia 3.60%, 2/2/2031 (b)		1,950	1,828

Azerbaijan — 0.1%

Republic of Azerbaijan 3.50%, 9/1/2032 (a)		500	511

Bahrain — 1.6%

Kingdom of Bahrain

6.13%, 8/1/2023 (a)		500	529

7.00%, 1/26/2026 (a)		2,460	2,728

7.00%, 10/12/2028 (a)		1,010	1,105

6.75%, 9/20/2029 (a)		3,094	3,337

5.45%, 9/16/2032 (a)		1,150	1,123

7.50%, 9/20/2047 (a)		600	618

			9,440

Belarus — 0.2%

Republic of Belarus

6.88%, 2/28/2023 (a)		450	454

6.38%, 2/24/2031 (b)		1,158	997

			1,451

Benin — 0.4%

Benin Government Bond 6.88%, 1/19/2052 (b)	EUR	1,963	2,272

Bermuda — 0.3%

Bermuda Government Bond

4.85%, 2/6/2024 (a)		643	695

3.72%, 1/25/2027 (a)		250	269

2.38%, 8/20/2030 (b)		524	521

3.38%, 8/20/2050 (b)		612	614

			2,099

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Brazil — 2.6%

Federative Republic of Brazil

2.88%, 6/6/2025		760	759

3.88%, 6/12/2030		640	597

5.63%, 1/7/2041		2,700	2,644

Notas do Tesouro Nacional

6.00%, 8/15/2028	BRL	15,000	10,019

6.00%, 8/15/2050	BRL	3,000	2,060

			16,079

Colombia — 1.4%

Republic of Colombia

4.50%, 3/15/2029		1,750	1,850

3.13%, 4/15/2031		700	657

5.00%, 6/15/2045		4,691	4,620

5.20%, 5/15/2049		1,265	1,273

4.13%, 5/15/2051		263	230

			8,630

Costa Rica — 0.6%

Republic of Costa Rica

4.25%, 1/26/2023 (a)		450	458

6.13%, 2/19/2031 (a)		1,300	1,333

5.63%, 4/30/2043 (a)		2,170	1,931

			3,722

Dominican Republic — 3.9%

Dominican Republic Government Bond

6.88%, 1/29/2026 (a)		5,250	6,004

4.50%, 1/30/2030 (b)		4,400	4,446

4.50%, 1/30/2030 (a)		250	253

4.88%, 9/23/2032 (b)		5,371	5,456

5.30%, 1/21/2041 (b)		739	735

6.50%, 2/15/2048 (a)		200	212

6.40%, 6/5/2049 (a)		3,270	3,466

5.88%, 1/30/2060 (b)		3,210	3,130

			23,702

Ecuador — 1.8%

Republic of Ecuador

Zero Coupon, 7/31/2030 (b)		429	229

5.00%, 7/31/2030 (a) (c)		1,523	1,258

5.00%, 7/31/2030 (b) (c)		3,627	2,997

1.00%, 7/31/2035 (b) (c)		2,075	1,367

0.50%, 7/31/2040 (b) (c)		8,198	4,898

			10,749

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Foreign Government Securities — continued

Egypt — 4.0%

Arab Republic of Egypt

14.31%, 10/13/2023	EGP	21,000	1,339

5.88%, 6/11/2025 (a)		500	512

3.88%, 2/16/2026 (b)		1,912	1,778

14.48%, 4/6/2026	EGP	26,000	1,613

7.50%, 1/31/2027 (a)		3,450	3,572

6.59%, 2/21/2028 (a)		3,000	2,933

5.88%, 2/16/2031 (b)		1,301	1,169

7.05%, 1/15/2032 (b)		2,640	2,465

8.88%, 5/29/2050 (a)		8,500	7,990

8.15%, 11/20/2059 (b)		1,250	1,114

			24,485

El Salvador — 0.7%

Republic of El Salvador

7.75%, 1/24/2023 (a)		75	66

5.88%, 1/30/2025 (a)		620	490

8.63%, 2/28/2029 (a)		1,370	1,087

7.63%, 2/1/2041 (a)		1,700	1,237

7.12%, 1/20/2050 (a)		1,023	727

9.50%, 7/15/2052 (b)		515	422

			4,029

Ethiopia — 0.4%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)		3,067	2,491

Gabon — 0.5%

Gabonese Republic

6.38%, 12/12/2024 (a)		359	381

6.95%, 6/16/2025 (a)		1,902	2,042

6.63%, 2/6/2031 (b)		500	497

			2,920

Ghana — 1.4%

Republic of Ghana

7.63%, 5/16/2029 (a)		3,150	2,756

10.75%, 10/14/2030 (a)		770	889

8.13%, 3/26/2032 (a)		2,100	1,830

8.63%, 6/16/2049 (a)		2,550	2,142

8.75%, 3/11/2061 (a)		1,431	1,199

			8,816

Guatemala — 0.9%

Republic of Guatemala

4.90%, 6/1/2030 (b)		2,100	2,277

5.38%, 4/24/2032 (b)		900	1,006

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Guatemala — continued

6.13%, 6/1/2050 (b)		1,650	1,932

			5,215

Honduras — 0.0% (d)

Republic of Honduras 5.63%, 6/24/2030(b)		280	280

Indonesia — 0.9%

Republic of Indonesia

6.38%, 4/15/2032	IDR	28,275,000	2,041

4.20%, 10/15/2050		2,900	3,234

			5,275

Iraq — 1.5%

Republic of Iraq

6.75%, 3/9/2023 (a)		2,980	3,043

5.80%, 1/15/2028 (a)		5,931	5,775

			8,818

Ivory Coast — 1.1%

Republic of Cote d’Ivoire

4.88%, 1/30/2032 (b)	EUR	308	348

6.13%, 6/15/2033 (a)		1,289	1,354

6.88%, 10/17/2040 (a)	EUR	3,450	4,174

6.63%, 3/22/2048 (a)	EUR	650	746

			6,622

Jamaica — 1.0%

Jamaica Government Bond

6.75%, 4/28/2028		2,750	3,203

8.00%, 3/15/2039		961	1,359

7.88%, 7/28/2045		1,255	1,772

			6,334

Jordan — 0.6%

Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (b)		3,690	3,796

Kazakhstan — 1.2%

Republic of Kazakhstan

Zero Coupon, 1/20/2022 ‡ (b)	KZT	999,677	2,202

Zero Coupon, 1/20/2022 (b)	KZT	520,000	1,146

1.50%, 9/30/2034 (a)	EUR	3,500	4,062

			7,410

Kenya — 1.8%

Republic of Kenya

6.88%, 6/24/2024 (a)		2,950	3,171

8.00%, 5/22/2032 (a)		1,050	1,134

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Foreign Government Securities — continued

Kenya — continued

6.30%, 1/23/2034 (b)		2,862	2,776

8.25%, 2/28/2048 (a)		3,750	3,891

			10,972

Lebanon — 0.3%

Lebanese Republic

6.38%, 3/9/2020 (e)		3,165	475

6.15%, 6/19/2020 (e)		1,450	217

6.85%, 3/23/2027 (a) (e)		5,000	753

6.65%, 2/26/2030 (a) (e)		708	107

			1,552

Malaysia — 0.2%

1MDB Global Investments Ltd. 4.40%, 3/9/2023 (a)		1,400	1,405

Mexico — 2.7%

Mex Bonos Desarr Fix Rt 7.75%, 11/23/2034	MXN	150,000	7,366

United Mexican States

4.50%, 4/22/2029		1,250	1,399

4.75%, 3/8/2044		250	274

5.55%, 1/21/2045		1,350	1,616

4.60%, 2/10/2048		750	795

3.77%, 5/24/2061		3,548	3,278

3.75%, 4/19/2071		1,653	1,485

5.75%, 10/12/2110		400	464

			16,677

Morocco — 0.5%

Kingdom of Morocco

1.50%, 11/27/2031 (a)	EUR	1,400	1,483

5.50%, 12/11/2042 (a)		1,382	1,526

			3,009

Mozambique — 0.1%

Republic of Mozambique 5.00%, 9/15/2031 (b) (c)		700	595

Nigeria — 2.2%

Federal Republic of Nigeria

7.63%, 11/21/2025 (a)		1,990	2,162

6.50%, 11/28/2027 (a)		1,000	1,016

7.14%, 2/23/2030 (a)		300	302

7.88%, 2/16/2032 (a)		5,064	5,139

7.38%, 9/28/2033 (b)		1,082	1,071

7.70%, 2/23/2038 (a)		1,300	1,246

7.63%, 11/28/2047 (a)		2,300	2,137

			13,073

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Oman — 2.4%

Sultanate of Oman Government Bond

4.88%, 2/1/2025 (b)		4,807	5,015

5.38%, 3/8/2027 (a)		3,544	3,713

6.00%, 8/1/2029 (a)		209	224

6.25%, 1/25/2031 (b)		2,450	2,647

6.75%, 1/17/2048 (a)		2,722	2,770

			14,369

Pakistan — 1.3%

Islamic Republic of Pakistan

6.00%, 4/8/2026 (b)		3,459	3,468

7.38%, 4/8/2031 (b)		1,503	1,520

8.88%, 4/8/2051 (b)		3,055	3,063

			8,051

Panama — 0.9%

Republic of Panama

4.50%, 4/1/2056		1,080	1,188

3.87%, 7/23/2060		4,050	4,043

			5,231

Paraguay — 1.2%

Republic of Paraguay

2.74%, 1/29/2033 (b)		769	738

6.10%, 8/11/2044 (a)		1,368	1,644

5.40%, 3/30/2050 (b)		4,325	4,881

			7,263

Peru — 0.2%

Republic of Peru

5.94%, 2/12/2029 (b)	PEN	670	173

5.63%, 11/18/2050		700	960

			1,133

Philippines — 1.0%

Republic of Philippines

3.70%, 2/2/2042		1,450	1,561

2.95%, 5/5/2045		4,650	4,546

			6,107

Romania — 1.9%

Romania Government Bond

3.62%, 5/26/2030 (b)	EUR	1,650	2,100

2.63%, 12/2/2040 (b)	EUR	1,454	1,530

2.88%, 4/13/2042 (b)	EUR	1,755	1,869

4.63%, 4/3/2049 (a)	EUR	4,689	6,263

			11,762

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Foreign Government Securities — continued

Russia — 1.1%

Russian Federation

12.75%, 6/24/2028 (a)		2,550	4,190

5.10%, 3/28/2035 (a)		2,000	2,388

			6,578

Saudi Arabia — 1.3%

Kingdom of Saudi Arabia

4.38%, 4/16/2029 (a)		850	972

2.25%, 2/2/2033 (b)		1,502	1,448

5.00%, 4/17/2049 (a)		400	499

4.50%, 4/22/2060 (b)		1,200	1,435

3.45%, 2/2/2061 (b)		1,980	1,950

3.45%, 2/2/2061 (a)		1,650	1,625

			7,929

Senegal — 0.2%

Republic of Senegal 6.75%, 3/13/2048 (a)		1,090	1,081

Serbia — 1.2%

Republic of Serbia

1.50%, 6/26/2029 (b)	EUR	4,050	4,571

2.13%, 12/1/2030 (b)		1,288	1,199

1.65%, 3/3/2033 (b)	EUR	1,375	1,482

			7,252

South Africa — 2.0%

Republic of South Africa

4.88%, 4/14/2026		2,200	2,341

4.85%, 9/30/2029		4,750	4,865

5.75%, 9/30/2049		4,960	4,727

			11,933

Sri Lanka — 1.3%

Democratic Socialist Republic of Sri Lanka

5.75%, 4/18/2023 (a)		250	172

6.85%, 3/14/2024 (a)		1,300	849

6.35%, 6/28/2024 (b)		520	339

6.85%, 11/3/2025 (a)		1,700	1,091

6.20%, 5/11/2027 (a)		2,350	1,472

6.75%, 4/18/2028 (a)		458	287

7.85%, 3/14/2029 (a)		5,510	3,469

			7,679

Trinidad and Tobago — 0.3%

Republic of Trinidad and Tobago 4.50%, 6/26/2030 (b)		1,530	1,577

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Turkey — 1.8%

Republic of Turkey

5.75%, 3/22/2024		1,550	1,573

4.25%, 4/14/2026		2,900	2,717

5.13%, 2/17/2028		1,950	1,833

7.63%, 4/26/2029		750	787

5.95%, 1/15/2031		1,350	1,263

4.88%, 4/16/2043		3,237	2,517

Turkiye Ihracat Kredi Bankasi A/S 8.25%, 1/24/2024 (b)		340	361

			11,051

Ukraine — 4.5%

Ukraine Government Bond

7.75%, 9/1/2023 (a)		2,800	2,986

8.99%, 2/1/2024 (a)		5,700	6,224

7.75%, 9/1/2024 (a)		1,450	1,561

15.84%, 2/26/2025 (a)	UAH	45,620	1,834

7.75%, 9/1/2025 (a)		2,800	3,022

7.75%, 9/1/2027 (a)		713	768

6.88%, 5/21/2029 (b)		1,385	1,408

7.38%, 9/25/2032 (a)		3,150	3,242

7.25%, 3/15/2033 (a)		5,981	6,079

			27,124

United Arab Emirates — 0.9%

United Arab Emirates Government Bond

2.88%, 10/19/2041 (b)		1,945	1,916

4.00%, 7/28/2050 (b)		710	638

3.25%, 10/19/2061 (b)		2,743	2,771

			5,325

Uruguay — 0.2%

Oriental Republic of Uruguay 7.88%, 1/15/2033		900	1,328

Uzbekistan — 0.4%

Republic of Uzbekistan 3.90%, 10/19/2031 (b)		2,289	2,235

Venezuela, Bolivarian Republic of — 0.1%

Bolivarian Republic of Venezuela

7.75%, 10/13/2019 (a) (e)		91	9

12.75%, 8/23/2022 (a) (e)		1,470	147

9.25%, 5/7/2028 (a) (e)		2,130	216

			372

Zambia — 0.3%

Republic of Zambia

5.38%, 9/20/2022 (a) (e)		650	491

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Zambia — continued

8.97%, 7/30/2027 (a) (e)	1,805	1,421

		1,912

Total Foreign Government Securities (Cost $397,672)		377,458

Corporate Bonds — 32.7%

Azerbaijan — 0.6%

State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (a)	2,950	3,607

Bahrain — 0.3%

Oil and Gas Holding Co. BSCC (The)

7.63%, 11/7/2024 (b)	500	541

8.38%, 11/7/2028 (b)	1,100	1,268

		1,809

Belarus — 0.1%

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (b)	870	819

Brazil — 3.9%

Atento Luxco 1 SA 8.00%, 2/10/2026 (b)	1,385	1,469

Banco do Estado do Rio Grande do Sul SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.93%), 5.38%, 1/28/2031 (b) (f)	1,611	1,560

CSN Resources SA 4.63%, 6/10/2031 (b)	1,773	1,739

Gerdau Trade, Inc. 4.88%, 10/24/2027 (a)	1,760	1,916

Guara Norte SARL 5.20%, 6/15/2034 (b)	990	970

GUSAP III LP 4.25%, 1/21/2030 (a)	3,000	3,150

Iochpe-Maxion Austria GmbH 5.00%, 5/7/2028 (b)	1,222	1,189

Klabin Austria GmbH 5.75%, 4/3/2029 (a)	4,380	4,743

Nexa Resources SA

6.50%, 1/18/2028 (b)	1,320	1,465

6.50%, 1/18/2028 (a)	400	444

Prumo Participacoes e Investimentos S/A 7.50%, 12/31/2031 (b)	409	446

Simpar Europe SA 5.20%, 1/26/2031 (b)	1,301	1,249

Suzano Austria GmbH 6.00%, 1/15/2029	2,750	3,143

		23,483

Chile — 2.4%

Alfa Desarrollo SpA 4.55%, 9/27/2051 (b)	2,015	1,961

Celulosa Arauco y Constitucion SA 4.25%, 4/30/2029 (b)	5,050	5,354

Empresa de los Ferrocarriles del Estado 3.07%, 8/18/2050 (b)	376	329

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chile — continued

Empresa de Transporte de Pasajeros Metro SA 5.00%, 1/25/2047 (a)	400	467

Empresa Nacional del Petroleo

5.25%, 11/6/2029 (b)	2,750	3,001

4.50%, 9/14/2047 (a)	400	393

Interchile SA 4.50%, 6/30/2056 (b)	2,612	2,742

		14,247

China — 2.7%

Avi Funding Co. Ltd. 3.80%, 9/16/2025 (a)	900	971

Country Garden Holdings Co. Ltd.

3.13%, 10/22/2025 (a)	660	612

4.80%, 8/6/2030 (a)	1,260	1,194

3.88%, 10/22/2030 (a)	1,920	1,738

Huarong Finance 2017 Co. Ltd.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.77%), 4.50%, 1/24/2022 (a) (f) (g) (h)	1,250	1,222

(ICE LIBOR USD 3 Month + 1.85%), 1.98%, 4/27/2022 (a) (f)	2,490	2,444

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.98%), 4.00%, 11/7/2022 (a) (f) (g) (h)	1,100	1,048

Huarong Finance 2019 Co. Ltd. 3.88%, 11/13/2029 (a)	1,920	1,752

Huarong Finance II Co. Ltd. 5.50%, 1/16/2025 (a)	1,100	1,106

Longfor Group Holdings Ltd. 3.95%, 9/16/2029 (a)	669	687

Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (a)	450	486

Sunac China Holdings Ltd.

5.95%, 4/26/2024 (a)	910	660

6.50%, 1/10/2025 (a)	540	378

Xiaomi Best Time International Ltd. 4.10%, 7/14/2051 (b)	1,992	2,045

		16,343

Colombia — 1.8%

AI Candelaria Spain SLU 7.50%, 12/15/2028 (a)	1,750	1,883

Banco Davivienda SA (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.10%), 6.65%, 4/22/2031 (b) (f) (g) (h)	2,219	2,315

Ecopetrol SA

6.88%, 4/29/2030	1,900	2,190

5.88%, 5/28/2045	2,840	2,865

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Colombia — continued

Empresas Publicas de Medellin ESP 4.25%, 7/18/2029 (b)	1,520	1,477

		10,730

Costa Rica — 0.2%

Instituto Costarricense de Electricidad

6.95%, 11/10/2021 (a)	600	600

6.38%, 5/15/2043 (a)	500	427

		1,027

Ecuador — 0.0% (d)

Petroamazonas EP 4.63%, 12/6/2021 (b)	166	164

Georgia — 0.4%

Georgian Railway JSC 4.00%, 6/17/2028 (b)	2,313	2,334

India — 0.3%

India Green Power Holdings 4.00%, 2/22/2027 (b)	1,517	1,512

Indonesia — 2.1%

Indonesia Asahan Aluminium Persero PT 6.76%, 11/15/2048 (a)	3,400	4,382

Pertamina Persero PT

5.63%, 5/20/2043 (a)	1,820	2,170

4.70%, 7/30/2049 (a)	388	423

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara

4.13%, 5/15/2027 (a)	600	644

3.88%, 7/17/2029 (b)	1,940	2,046

5.25%, 5/15/2047 (a)	500	555

4.88%, 7/17/2049 (b)	2,510	2,674

		12,894

Israel — 0.5%

Energean Israel Finance Ltd.

4.88%, 3/30/2026 (a)	653	663

5.38%, 3/30/2028 (a)	664	672

Leviathan Bond Ltd.

6.13%, 6/30/2025 (a)	661	711

6.50%, 6/30/2027 (a)	717	780

6.75%, 6/30/2030 (a)	413	452

		3,278

Kazakhstan — 1.1%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (a)	386	520

KazMunayGas National Co. JSC 6.38%, 10/24/2048 (a)	1,250	1,605

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kazakhstan — continued

KazTransGas JSC 4.38%, 9/26/2027 (a)	1,200	1,319

Sovereign Wealth Fund Samruk-Kazyna JSC 2.00%, 10/28/2026 (b)	1,746	1,726

Tengizchevroil Finance Co. International Ltd. 3.25%, 8/15/2030 (a)	1,300	1,302

		6,472

Malaysia — 0.3%

Gohl Capital Ltd. 4.25%, 1/24/2027 (a)	1,860	1,927

Mexico — 7.9%

Banco Mercantil del Norte SA

(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (a) (f) (g) (h)	1,820	1,994

(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 7.76%), 8.38%, 10/14/2030 (b) (f) (g) (h)	394	459

Banco Nacional de Comercio Exterior SNC 4.38%, 10/14/2025 (a)	500	552

Braskem Idesa SAPI 6.99%, 2/20/2032 (b)	1,851	1,893

Cemex SAB de CV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.12%, 6/8/2026 (b) (f) (g) (h)	2,557	2,639

Cometa Energia SA de CV 6.38%, 4/24/2035 (a)	973	1,101

Comision Federal de Electricidad

3.35%, 2/9/2031 (b)	3,569	3,450

4.68%, 2/9/2051 (b)	1,878	1,741

FEL Energy VI SARL 5.75%, 12/1/2040 (a)	2,490	2,452

Mexico City Airport Trust 5.50%, 7/31/2047 (a)	1,430	1,445

Petroleos Mexicanos

(ICE LIBOR USD 3 Month + 3.65%), 3.76%, 3/11/2022 (f)	799	798

5.38%, 3/13/2022	1,300	1,313

3.50%, 1/30/2023	500	505

6.49%, 1/23/2027	4,103	4,357

5.35%, 2/12/2028	6,720	6,698

7.69%, 1/23/2050	14,952	14,279

6.95%, 1/28/2060	2,209	1,953

		47,629

Morocco — 0.9%

OCP SA

6.88%, 4/25/2044 (a)	3,450	4,133

5.13%, 6/23/2051 (b)	1,670	1,615

		5,748

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Nigeria — 0.7%

Access Bank plc 6.13%, 9/21/2026 (b)	2,248	2,251

IHS Netherlands Holdco BV 8.00%, 9/18/2027 (a)	1,810	1,924

		4,175

Panama — 0.8%

AES Panama Generation Holdings SRL 4.38%, 5/31/2030 (a)	3,100	3,184

Banco Nacional de Panama 2.50%, 8/11/2030 (b)	866	817

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (b)	850	958

		4,959

Paraguay — 0.4%

Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (b)	3,313	2,461

Peru — 1.0%

Minsur SA 4.50%, 10/28/2031 (b)	875	863

Peru LNG Srl 5.38%, 3/22/2030 (a)	1,460	1,224

Petroleos del Peru SA

4.75%, 6/19/2032 (a)	2,100	2,219

5.63%, 6/19/2047 (a)	2,000	2,021

		6,327

Russia — 0.4%

Tinkoff Bank JSC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.15%), 6.00%, 12/20/2026 (b) (f) (g) (h)	2,375	2,364

Saudi Arabia — 1.0%

Saudi Arabian Oil Co.

3.50%, 4/16/2029 (a)	4,200	4,470

3.50%, 11/24/2070 (b)	1,357	1,291

		5,761

South Africa — 1.7%

Bidvest Group UK plc (The) 3.63%, 9/23/2026 (b)	2,633	2,636

Eskom Holdings SOC Ltd.

6.75%, 8/6/2023 (a)	3,900	4,023

8.45%, 8/10/2028 (a)	835	912

FirstRand Bank Ltd. (USD Swap Semi 5 Year + 3.56%), 6.25%, 4/23/2028 (a) (f)	1,880	1,951

Transnet SOC Ltd. 4.00%, 7/26/2022 (a)	600	604

		10,126

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Trinidad and Tobago — 0.1%

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (b)		800	881

Tunisia — 0.1%

Banque Centrale de Tunisie International Bond

5.63%, 2/17/2024 (a)	EUR	388	367

6.38%, 7/15/2026 (a)	EUR	240	221

			588

Ukraine — 0.3%

Metinvest BV 7.75%, 10/17/2029 (a)		1,730	1,884

State Savings Bank of Ukraine 9.62%, 3/20/2025 (a) (c)		210	225

			2,109

United Arab Emirates — 0.7%

Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/2/2047 (a)		850	990

EA Partners I BV 6.88%, 9/28/2020 (a) (e)		2,751	33

EA Partners II BV 6.75%, 6/1/2021 (a) (e)		1,076	11

MDGH GMTN RSC Ltd. 3.70%, 11/7/2049 (b)		2,750	2,999

			4,033

Venezuela, Bolivarian Republic of — 0.0% (d)

Petroleos de Venezuela SA

8.50%, 10/27/2020 (a) (e)		624	150

9.00%, 11/17/2021 (a) (e)		1,240	62

12.75%, 2/17/2022 (a) (e)		770	38

5.38%, 4/12/2027 (a) (e)		730	37

			287

Total Corporate Bonds (Cost $204,197)			198,094

Options Purchased — 0.0% (d)

Call Options Purchased — 0.0% (d)

United States — 0.0% (d)

Foreign Exchange USD/MXN 11/29/2021 at USD 21.59, Vanilla, European Style Notional Amount: USD 31,488 Counterparty: Goldman Sachs International* (Cost $204)		31,488	58

Short-Term Investments — 3.0%

Foreign Government Treasury Bills — 1.0%

Arab Republic of Egypt Treasury Bills

13.02%, 11/16/2021 (i)	EGP	63,500	4,017

13.18%, 2/1/2022 (i)	EGP	29,850	1,840

Total Foreign Government Treasury Bills (Cost $5,888)			5,857

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

INVESTMENTS	SHARES ($000)	VALUE ($000)
Short-Term Investments — continued

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (j) (k) (Cost $12,114)	12,108	12,114

Total Short-Term Investments (Cost $18,002)		17,971

Total Investments — 98.0% (Cost $620,075)		593,581
Other Assets Less Liabilities — 2.0%		12,401

NET ASSETS — 100.0%		605,982

Percentages indicated are based on net assets.

Abbreviations

BRL	Brazilian Real
EGP	Egyptian Pound
EUR	Euro
GMTN	Global medium term note
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
JSC	Joint Stock Company
KZT	Kajakhstan Tenge
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PT	Limited liability company
UAH	Ukrainian Hryvnia
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2021.

(d)	Amount rounds to less than 0.1% of net assets.
(e)	Defaulted security.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2021.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2021.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	The rate shown is the effective yield as of October 31, 2021.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of October 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Forward foreign currency exchange contracts outstanding as of October 31, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	33,529	EUR	28,987	Citibank, NA	11/15/2021	11
CLP	1,244,773	USD	1,499	Barclays Bank plc**	11/22/2021	27
CZK	22,188	EUR	862	Barclays Bank plc	11/22/2021	1
EUR	656	CZK	16,724	Barclays Bank plc	11/22/2021	6
EUR	656	PLN	3,023	Barclays Bank plc	11/22/2021	1
ILS	4,886	USD	1,518	Goldman Sachs International	11/22/2021	26
INR	233,437	USD	3,090	BNP Paribas**	11/22/2021	16
KRW	1,808,041	USD	1,527	BNP Paribas**	11/22/2021	11
MXN	15,758	USD	756	Citibank, NA	11/22/2021	7
MXN	32,991	USD	1,594	Goldman Sachs International	11/22/2021	3
RUB	54,657	USD	753	Barclays Bank plc**	11/22/2021	14
RUB	62,334	USD	863	Goldman Sachs International**	11/22/2021	12
TRY	7,518	USD	761	BNP Paribas	11/22/2021	14
USD	1,516	BRL	8,387	BNP Paribas**	11/22/2021	36
USD	759	BRL	4,225	Citibank, NA**	11/22/2021	14
USD	1,645	COP	6,173,588	Goldman Sachs International**	11/22/2021	8
USD	2,293	EUR	1,972	Barclays Bank plc	11/22/2021	12
USD	4,335	EUR	3,730	Citibank, NA	11/22/2021	21
USD	926	IDR	13,100,510	BNP Paribas**	11/22/2021	7
USD	1,526	IDR	21,740,073	Citibank, NA**	11/22/2021	1
USD	763	MXN	15,518	Barclays Bank plc	11/22/2021	12
USD	760	MXN	15,391	Citibank, NA	11/22/2021	14
USD	762	RUB	53,293	Barclays Bank plc**	11/22/2021	13
USD	762	SGD	1,027	Barclays Bank plc	11/22/2021	— (a)
USD	1,525	TRY	14,474	Citibank, NA	11/22/2021	34
USD	759	TRY	6,958	Goldman Sachs International	11/22/2021	42
USD	759	ZAR	11,344	Citibank, NA	11/22/2021	18
IDR	71,952,582	USD	4,996	BNP Paribas**	12/22/2021	35
USD	13,873	BRL	73,844	BNP Paribas**	12/22/2021	928
USD	4,927	CZK	107,429	Citibank, NA	12/22/2021	97
USD	4,782	EUR	4,083	HSBC Bank, NA	12/22/2021	57
USD	10,913	MXN	219,638	TD Bank Financial Group	12/22/2021	329
USD	6,178	ZAR	88,915	State Street Corp.	12/22/2021	394
USD	56	ZAR	837	TD Bank Financial Group	12/22/2021	1

Total unrealized appreciation						2,222

EUR	924	USD	1,074	HSBC Bank, NA	11/15/2021	(5)
EUR	237	USD	275	Standard Chartered Bank	11/15/2021	(1)
BRL	12,690	USD	2,294	BNP Paribas**	11/22/2021	(54)
BRL	4,171	USD	752	Citibank, NA**	11/22/2021	(16)
CLP	619,149	USD	763	Barclays Bank plc**	11/22/2021	(4)
COP	2,823,465	USD	751	BNP Paribas**	11/22/2021	(2)
CZK	60,890	USD	2,782	BNP Paribas	11/22/2021	(42)
EUR	657	USD	760	BNP Paribas	11/22/2021	(1)
HUF	244,594	USD	789	BNP Paribas	11/22/2021	(3)
IDR	10,791,025	USD	764	BNP Paribas**	11/22/2021	(7)
INR	114,936	USD	1,531	Goldman Sachs International**	11/22/2021	(2)
KRW	1,782,089	USD	1,523	BNP Paribas**	11/22/2021	(6)
PLN	9,803	USD	2,489	State Street Corp.	11/22/2021	(33)
RUB	53,911	USD	760	Barclays Bank plc**	11/22/2021	(3)
SGD	1,083	USD	803	BNP Paribas	11/22/2021	— (a)
TRY	7,298	USD	761	Barclays Bank plc	11/22/2021	(9)
USD	736	BRL	4,224	Goldman Sachs International**	11/22/2021	(9)
USD	2,272	CLP	1,857,717	Barclays Bank plc**	11/22/2021	(6)
USD	759	CLP	625,441	BNP Paribas**	11/22/2021	(8)
USD	759	COP	2,867,207	BNP Paribas**	11/22/2021	(1)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2021 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	1,526	ILS	4,873	BNP Paribas	11/22/2021	(14)
USD	756	MXN	15,708	Goldman Sachs International	11/22/2021	(4)
USD	3,173	PHP	161,179	Barclays Bank plc**	11/22/2021	(16)
USD	1,608	SEK	13,841	Barclays Bank plc	11/22/2021	(4)
ZAR	11,051	USD	747	Citibank, NA	11/22/2021	(25)
CZK	105,116	USD	4,881	BNP Paribas	12/22/2021	(155)
CZK	2,313	USD	106	Royal Bank of Canada	12/22/2021	(2)
EUR	4,083	USD	4,831	Royal Bank of Canada	12/22/2021	(105)
KRW	5,540,397	USD	4,728	BNP Paribas**	12/22/2021	(16)
MXN	62,074	USD	3,045	TD Bank Financial Group	12/22/2021	(54)
USD	4,973	IDR	71,952,582	Citibank, NA**	12/22/2021	(58)
USD	4,622	KRW	5,540,397	Citibank, NA**	12/22/2021	(89)
ZAR	89,752	USD	6,260	TD Bank Financial Group	12/22/2021	(421)

Total unrealized depreciation						(1,175)

Net unrealized appreciation						1,047

Abbreviations

BRL	Brazilian Real
CLP	Chile Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	Korean Republic Won
MXN	Mexican Peso

PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2021 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
3 month TELBOR quarterly	0.55 annually	Receive	8/30/2026	ILS	42,000	—	289
6 month THBFIX semi-annually	0.70 semi-annually	Receive	10/4/2024	THB	1,060,000	—	328
3 month TELBOR quarterly	0.94 annually	Receive	10/11/2026	ILS	60,500	—	94
6 month THBFIX semi-annually	1.10 semi-annually	Receive	10/8/2026	THB	410,000	—	146
3 month LIBOR quarterly	1.13 semi-annually	Receive	3/30/2026	USD	89,600	—	498
6 month THBFIX semi-annually	1.68 semi-annually	Receive	10/8/2031	THB	206,000	—	42
6 month WIBOR semi-annually	1.70 annually	Receive	8/25/2031	PLN	10,000	—	222
6 month WIBOR semi-annually	1.77 annually	Receive	7/6/2031	PLN	5,103	—	101
6 month WIBOR semi-annually	1.91 annually	Receive	9/8/2031	PLN	4,568	—	81
6 month WIBOR semi-annually	1.91 annually	Receive	9/7/2031	PLN	4,568	—	81
6 month WIBOR semi-annually	1.91 annually	Receive	6/9/2031	PLN	11,000	—	180
6 month WIBOR semi-annually	1.93 annually	Receive	9/13/2031	PLN	4,364	—	76
6 month WIBOR semi-annually	2.11 annually	Receive	10/8/2026	PLN	53,000	—	307
6 month WIBOR semi-annually	2.57 annually	Receive	10/20/2026	PLN	75,000	—	90
6 month BUBOR semi-annually	3.09 annually	Receive	9/23/2031	HUF	301,210	—	56
6 month BUBOR semi-annually	3.12 annually	Receive	9/24/2031	HUF	602,420	—	107
6 month BUBOR semi-annually	3.12 annually	Receive	9/24/2031	HUF	301,210	—	53

						—	2,751

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Abbreviations

BUBOR	Budapest Interbank Offered Rate
HUF	Hungarian Forint
ILS	Israeli Shekel
LIBOR	London Interbank Offered Rate
PLN	Polish Zloty
TELBOR	Tel Aviv Inter-Bank Offered Rate
THBFIX	Thai Baht Interest Rate Fixing
THB	Thai Baht
USD	United States Dollar
WIBOR	Warsaw Interbank Offered Rate

(a)	Value of floating rate index at October 31, 2021 was as follows:

	Floating Rate Index	Value
	6 Month BUBOR	2.19%
	3 Month LIBOR	0.13
	3 Month TELBOR	0.10
	6 Month THBFIX	0.37
	6 Month WIBOR	0.96

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	15

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$581,409
Investments in affiliates, at value	12,114
Options purchased, at value	58
Cash	1,697
Foreign currency, at value	1,198
Deposits at broker for centrally cleared swaps	3,706
Receivables:
Due from custodian	463
Investment securities sold	1,200
Fund shares sold	5
Interest from non-affiliates	7,914
Dividends from affiliates	1
Tax reclaims	39
Variation margin on centrally cleared swaps	592
Unrealized appreciation on forward foreign currency exchange contracts	2,222

Total Assets	612,618

LIABILITIES:
Payables:
Investment securities purchased	2,548
Fund shares redeemed	2,275
Unrealized depreciation on forward foreign currency exchange contracts	1,175
Accrued liabilities:
Investment advisory fees	304
Administration fees	18
Distribution fees	—	(a)
Service fees	1
Custodian and accounting fees	34
Deferred foreign capital gains tax	—	(a)
Other	281

Total Liabilities	6,636

Net Assets	$605,982

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2021

JPMorgan Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$731,205
Total distributable earnings (loss)	(125,223)

Total Net Assets	$605,982

Net Assets:
Class A	$861
Class C	41
Class I	444
Class R2	31
Class R6	604,605

Total	$605,982

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	112
Class C	6
Class I	57
Class R2	4
Class R6	77,321

Net Asset Value (a):
Class A — Redemption price per share	$7.68
Class C — Offering price per share (b)	7.49
Class I — Offering and redemption price per share	7.72
Class R2 — Offering and redemption price per share	7.57
Class R6 — Offering and redemption price per share	7.82
Class A maximum sales charge	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$7.98

Cost of investments in non-affiliates	$607,757
Cost of investments in affiliates	12,114
Cost of options purchased	204
Cost of foreign currency	652

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	17

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2021

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$30,331
Interest income from affiliates	—	(a)
Dividend income from affiliates	12
Foreign taxes withheld (net)	(67)

Total investment income	30,276

EXPENSES:
Investment advisory fees	3,666
Administration fees	423
Distribution fees:
Class A	2
Class C	—	(a)
Class R2	—	(a)
Service fees:
Class A	2
Class C	—	(a)
Class I	10
Class R2	—	(a)
Class R5 (b)	—	(a)
Custodian and accounting fees	85
Interest expense to affiliates	5
Professional fees	99
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	3
Registration and filing fees	119
Transfer agency fees (See Note 2.H.)	4
Other	21

Total expenses	4,465

Less fees waived	(512)
Less expense reimbursements	(3)

Net expenses	3,950

Net investment income (loss)	$26,326

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on December 7, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2021

	JPMorgan Emerging Markets Strategic Debt Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(1,299	)(a)
Investments in affiliates	17
Options purchased	(2,206)
Futures contracts	(224)
Foreign currency transactions	(511)
Forward foreign currency exchange contracts	(123)
Options written	1,680
Swaps	2,342

Net realized gain (loss)	(324)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(16,238	)(b)
Investments in affiliates	1
Options purchased	(1,428)
Foreign currency translations	495
Forward foreign currency exchange contracts	1,258
Options written	1,256
Swaps	2,678

Change in net unrealized appreciation/depreciation	(11,978)

Net realized/unrealized gains (losses)	(12,302)

Change in net assets resulting from operations	$14,024

(a)	Net of foreign capital gains tax of $(53).
(b)	Net of change in foreign capital gains tax of $57.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,326	$24,530
Net realized gain (loss)	(324)	(55,566)
Change in net unrealized appreciation/depreciation	(11,978)	(22,728)

Change in net assets resulting from operations	14,024	(53,764)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment Income	(34)	(20)
Return of capital	—	(2)
Class C
From net investment Income	(2)	(3)
Return of capital	—	— (a)
Class I
From net investment Income	(184)	(68)
Return of capital	—	(7)
Class R2
From net investment Income	(1)	(1)
Return of capital	—	— (a)
Class R5 (b)
From net investment Income	—	(1)
Return of capital	—	— (a)
Class R6
From net investment Income	(26,150)	(23,576)
Return of capital	—	(1,662)

Total distributions to shareholders	(26,371)	(25,340)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	358,495	(388,187)

NET ASSETS:
Change in net assets	346,148	(467,291)
Beginning of period	259,834	727,125

End of period	$605,982	$259,834

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on December 7, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2021

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,533	$2,811
Distributions reinvested	34	21
Cost of shares redeemed	(10,198)	(2,889)

Change in net assets resulting from Class A capital transactions	369	(57)

Class C
Proceeds from shares issued	— (a)	30
Distributions reinvested	2	4
Cost of shares redeemed	(11)	(69)

Change in net assets resulting from Class C capital transactions	(9)	(35)

Class I
Proceeds from shares issued	2,475	3,595
Distributions reinvested	184	75
Cost of shares redeemed	(5,204)	(1,175)

Change in net assets resulting from Class I capital transactions	(2,545)	2,495

Class R2
Proceeds from shares issued	6	1
Distributions reinvested	1	1
Cost of shares redeemed	(4)	— (a)

Change in net assets resulting from Class R2 capital transactions	3	2

Class R5 (b)
Distributions reinvested	— (a)	1
Cost of shares redeemed	(24)	— (a)

Change in net assets resulting from Class R5 capital transactions	(24)	1

Class R6
Proceeds from shares issued	423,157	50,556
Distributions reinvested	26,150	25,237
Cost of shares redeemed	(88,606)	(466,386)

Change in net assets resulting from Class R6 capital transactions	360,701	(390,593)

Total change in net assets resulting from capital transactions	$358,495	$(388,187)

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on December 7, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,356	382
Reinvested	5	3
Redeemed	(1,313)	(390)

Change in Class A Shares	48	(5)

Class C
Issued	— (a)	4
Reinvested	— (a)	1
Redeemed	(1)	(9)

Change in Class C Shares	(1)	(4)

Class I
Issued	311	448
Reinvested	23	10
Redeemed	(670)	(154)

Change in Class I Shares	(336)	304

Class R2
Issued	1	— (a)
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R2 Shares	— (a)	— (a)

Class R5 (b)
Reinvested	— (a)	— (a)
Redeemed	(3)	—

Change in Class R5 Shares	(3)	— (a)

Class R6
Issued	52,095	6,492
Reinvested	3,289	3,219
Redeemed	(11,116)	(64,734)

Change in Class R6 Shares	44,268	(55,023)

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on December 7, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2021	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Year Ended October 31, 2021	$7.63	$0.34	$0.04	$0.38	$(0.33)	$—	$(0.33)
Year Ended October 31, 2020	8.10	0.32	(0.47)	(0.15)	(0.29)	(0.03)	(0.32)
Year Ended October 31, 2019	7.61	0.39	0.43	0.82	(0.33)	—	(0.33)
Year Ended October 31, 2018	8.31	0.35	(0.75)	(0.40)	(0.30)	—	(0.30)
Year Ended October 31, 2017	8.18	0.37	0.05	0.42	(0.29)	—	(0.29)

Class C
Year Ended October 31, 2021	7.45	0.30	0.03	0.33	(0.29)	—	(0.29)
Year Ended October 31, 2020	7.93	0.28	(0.48)	(0.20)	(0.25)	(0.03)	(0.28)
Year Ended October 31, 2019	7.47	0.32	0.45	0.77	(0.31)	—	(0.31)
Year Ended October 31, 2018	8.15	0.31	(0.74)	(0.43)	(0.25)	—	(0.25)
Year Ended October 31, 2017	8.05	0.33	0.03	0.36	(0.26)	—	(0.26)

Class I
Year Ended October 31, 2021	7.69	0.36	0.02	0.38	(0.35)	—	(0.35)
Year Ended October 31, 2020	8.16	0.31	(0.44)	(0.13)	(0.31)	(0.03)	(0.34)
Year Ended October 31, 2019	7.67	0.40	0.45	0.85	(0.36)	—	(0.36)
Year Ended October 31, 2018	8.37	0.36	(0.74)	(0.38)	(0.32)	—	(0.32)
Year Ended October 31, 2017	8.25	0.39	0.05	0.44	(0.32)	—	(0.32)

Class R2
Year Ended October 31, 2021	7.54	0.32	0.02	0.34	(0.31)	—	(0.31)
Year Ended October 31, 2020	8.01	0.30	(0.47)	(0.17)	(0.27)	(0.03)	(0.30)
Year Ended October 31, 2019	7.54	0.34	0.45	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2018	8.23	0.32	(0.73)	(0.41)	(0.28)	—	(0.28)
Year Ended October 31, 2017	8.12	0.33	0.05	0.38	(0.27)	—	(0.27)

Class R6
Year Ended October 31, 2021	7.75	0.37	0.07	0.44	(0.37)	—	(0.37)
Year Ended October 31, 2020	8.24	0.39	(0.52)	(0.13)	(0.33)	(0.03)	(0.36)
Year Ended October 31, 2019	7.75	0.41	0.46	0.87	(0.38)	—	(0.38)
Year Ended October 31, 2018	8.45	0.39	(0.76)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.32	0.42	0.05	0.47	(0.34)	—	(0.34)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$7.68	4.96%	$861	1.20%	4.28%	1.33%	62%
7.63	(1.82)	493	1.19	4.22	1.37	119
8.10	10.97	560	1.20	5.18	1.49	164
7.61	(4.95)	41,505	1.19	4.32	1.33	172
8.31	5.21	75,732	1.19	4.50	1.48	148

7.49	4.47	41	1.70	3.86	1.81	62
7.45	(2.44)	49	1.69	3.79	2.02	119
7.93	10.50	90	1.69	4.17	1.85	164
7.47	(5.38)	94	1.69	3.84	1.84	172
8.15	4.56	301	1.69	4.03	2.66	148

7.72	4.94	444	0.95	4.58	1.05	62
7.69	(1.53)	3,019	0.94	4.06	1.37	119
8.16	11.36	727	0.95	5.12	1.08	164
7.67	(4.71)	14,057	0.94	4.53	1.07	172
8.37	5.40	12,211	0.94	4.67	1.43	148

7.57	4.53	31	1.45	4.09	1.58	62
7.54	(2.05)	28	1.44	3.97	2.15	119
8.01	10.81	27	1.45	4.42	6.24	164
7.54	(5.11)	24	1.44	4.06	2.20	172
8.23	4.83	21	1.44	4.12	3.49	148

7.82	5.68	604,605	0.70	4.67	0.79	62
7.75	(1.54)	256,223	0.70	4.98	0.82	119
8.24	11.58	725,698	0.70	5.17	0.82	164
7.75	(4.45)	629,505	0.69	4.81	0.82	172
8.45	5.73	572,727	0.69	4.94	1.08	148

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Emerging Markets Strategic Debt Fund	Class A, Class C, Class I, Class R2, Class R5(1) and Class R6	Diversified

(1)	Liquidated on December 7, 2020.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$198,094	$—	$198,094
Foreign Government Securities	—	375,256	2,202	377,458
Options Purchased
Call Options Purchased	—	58	—	58
Short-Term Investments
Foreign Government Treasury Bills	—	5,857	—	5,857
Investment Companies	12,114	—	—	12,114

Total Short-Term Investments	12,114	5,857	—	17,971

Total Investments in Securities	$12,114	$579,265	$2,202	$593,581

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,222	$—	$2,222
Swaps	—	2,751	—	2,751
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,175)	—	(1,175)

Total Net Appreciation/Depreciation in Other Financial Instruments	$—	$3,798	$—	$3,798

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.

As of October 31, 2021, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the year ended October 31, 2021.

D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s’ distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amount in the table below.

For the year ended October 31, 2021
Security Description	Value at October 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2021	Shares at October 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$12,250	$650,273	$650,427	$17	$1	$12,114	12,108	$12	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2021.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2021

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes F(1) — F(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or

OCTOBER 31, 2021	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions to manage credit and interest rate (e.g., duration, yield curve) within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit

30	J.P. MORGAN FUNDS	OCTOBER 31, 2021

events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

(5). Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2021 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Emerging Markets Strategic Debt Fund
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$2,222
Purchased Options at Market Value	58
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,175)

Interest Rate Risk Exposure:
Swaps at Value (Assets)*	2,751

Net Fair Value of Derivative Contracts:
Swaps at Value*	2,751
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	1,047
Purchased Options at Market Value	58

*	Includes the fair value of centrally cleared swap contracts as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2021, by primary underlying risk exposure:

Emerging Markets Strategic Debt Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$(123)
Purchased Options	(2,206)
Written Options	1,680

Interest Rate Risk Exposure:
Futures Contracts	(224)
Swap Contracts	2,917

Credit Risk Exposure:
Swap Contracts	(575)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	1,258
Purchased Options	(1,428)
Written Options	1,256

OCTOBER 31, 2021	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Emerging Markets Strategic Debt Fund
Interest Rate Risk Exposure:
Swap Contracts	$2,751

Credit Risk Exposure:
Swap Contracts	(73)

Derivatives Volume

The table below discloses the volume of the Fund’s options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2021. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts — Interest Rate:
Average Notional Balance Long	$6,410
Average Notional Balance Short	9,619

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$74,656
Average Settlement Value Sold	112,128
Ending Settlement Value Purchased	63,334
Ending Settlement Value Sold	114,532

OTC Options:
Average Notional Balance Purchased	$39,328
Average Notional Balance Written	13,938
Ending Notional Balance Purchased	31,488

Credit Default Swaps:
Average Notional Balance — Buy Protection	$6,077

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	$167,860	(a)
Ending Notional Balance — Pays Fixed Rate	218,381

(a)	For the period February 1, 2021 through October 31, 2021.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC options, non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below.

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of October 31, 2021 are as follows:

Fund Counterparty		Value of swap contracts	Collateral amount
BNP Paribas	Collateral Received	$—	$(1,080)

The Fund’s derivatives contracts held at October 31, 2021 are not accounted for as hedging instruments under GAAP.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended October 31, 2021 are as follows:

	Class A		Class C		Class I		Class R2		Class R6	Total
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$4	$4

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2021, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(9)	$1,429	$(1,420)

The reclassifications for the Fund relate primarily to investments in swaps and foreign currency gains or losses.

L. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the year ended October 31, 2021, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2021, JPMDS retained the following:

Front-End Sales Charge	CDSC
$—(a)	$—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2
0.25%	0.25%	0.25%	0.25%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R6
1.20%	1.70%	0.95%	1.45%	0.70%

The expense limitation agreement was in effect for the year ended October 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2022.

For the year ended October 31, 2021, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
$296	$197	$—	(a)	$493	$3

(a)	Amount rounds to less than one thousand.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2021 was $19.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2021, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$677,653	$330,155

During the year ended October 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$623,141	$13,377	$39,139	$(25,762)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2021 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$26,371	$—	$26,371

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2020 was as follows:

Ordinary Income*	Return of Capital	Total Distributions Paid
$23,669	$1,671	$25,340

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

As of October 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,070	$(101,883)	$(25,379)

The cumulative timing differences primarily consist of capital loss carryforward, investments in forward foreign currency contracts and wash sale loss deferrals.

At October 31, 2021, the Fund had net capital loss carryforwards which are available to offset future realized gains:

Capital Loss Carryforward Character
Short-Term	Long-Term
$65,037	$36,846

During the year ended October 31, 2021, the Fund utilized capital loss carryforwards as follows:

Capital Loss Utilized
Short-Term	Long-Term
$—	$369

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund at October 31, 2021. Average borrowings from the Facility during the year ended October 31, 2021 were as follows:

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$5,405	0.82%	8	$1

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility

36	J.P. MORGAN FUNDS	OCTOBER 31, 2021

and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Fund did not utilize the Credit Facility during the year ended October 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2021, the Fund had three individual shareholder and/or affiliated omnibus accounts, which owned 38.4% of the Fund’s outstanding shares.

As of October 31, 2021, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
67.2%	28.2%

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund is subject to the risk that, should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2021, the Fund had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

Mexico	10.8%

As of October 31, 2021, a significant portion of the Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2021 (continued)

(Dollar values in thousands)

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Events

At its meeting held on November 17, 2021, the Board approved a change to the Fund’s fiscal year end from October 31st to the last day of February, which will be effective on February 28, 2022.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Emerging Markets Strategic Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Emerging Markets Strategic Debt Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 22, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	39

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	124	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	124	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	124	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952); Trustee of the Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	124	None

40	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	124	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021: Trustee of the Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	124	None

Marilyn McCoy (1948); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	124	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	124	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo* (1946); Trustee of the Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	124	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2021	J.P. MORGAN FUNDS	41

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (124 funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2021, and continued to hold your shares at the end of the reporting period, October 31, 2021.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$1,008.80	$6.08	1.20%
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	1,006.10	8.60	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70
Class I
Actual	1,000.00	1,009.40	4.81	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class R2
Actual	1,000.00	1,007.10	7.34	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class R6
Actual	1,000.00	1,011.80	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	J.P. MORGAN FUNDS	OCTOBER 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessment as compared to the Fund’s objectives, benchmarks, and peers. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Fund and its shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

OCTOBER 31, 2021	J.P. MORGAN FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2021

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the fourth, fourth and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the Fund’s performance for Class I shares was in the third, fourth and fifth quintiles based upon the Peer Group, and in the fourth, fourth and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the Fund’s performance for Class R6 shares was in the fourth quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate and net expense ratio for each class after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

OCTOBER 31, 2021	J.P. MORGAN FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon the Universe, and that the actual total expenses for Class R6 shares were in the first quintiles based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of the Trust, including the Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

OCTOBER 31, 2021	J.P. MORGAN FUNDS	49

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. October 2021.	AN-EMSD-1021

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

On April 1, 2021, Kathleen M. Gallagher replaced Dennis P. Harrington as the audit committee financial expert. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2021 – $715,339

2020 – $ 917,646

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2021 – $116,912

2020 – $176,810

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2021 – $172,595

2020 – $ 237,771

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2021 and 2020, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2021 – Not applicable

2020 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of                Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2021 – 0.0%

2020 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 - $30.3 million

2019 - $30.6 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 30, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
December 30, 2021